UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number    811-10385

                               Pacific Life Funds

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

                                                 Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Robin S. Yonis

Vice President and General Counsel of Pacific Life Funds

700 Newport Center Drive, P.O. Box 9000

                                                 Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103

Registrant’s telephone number, including area code:   949-219-6767

Date of fiscal year end:   March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270 30e-1).

PACIFIC LIFE FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2014

PACIFIC LIFE FUNDS

Dear Shareholders:

We are pleased to share with you the Pacific Life Funds (Trust) Annual Report dated March 31, 2014. The Trust is comprised of 33 funds, 11 of which are included in this report (each individually, a “fund” and collectively, the “funds”) and are available for direct investment. Pacific Life Fund Advisors LLC (PLFA), as adviser to the funds, manages the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive and PL Portfolio Optimization Aggressive Funds (PL Portfolio Optimization Funds). Each of the PL Portfolio Optimization Funds is an asset allocation “fund of funds” and invests in certain other funds (PL Underlying Funds) of the Trust. PLFA supervises the management of the PL Underlying Funds which are only available for investment by the PL Portfolio Optimization Funds and are included in a separate Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the PL Underlying Funds’ Annual Report. PLFA also does business under the name “Pacific Asset Management” and manages the PL Short Duration Income, PL Income, PL Strategic Income, PL Floating Rate Income, PL Limited Duration High Income, and PL High Income Funds under that name. The PL Money Market Fund was liquidated effective March 31, 2014. The funds and the fund managers as of March 31, 2014 are listed below:

Fund Manager	Fund	Page Number
	PL Portfolio Optimization Conservative	A-5
	PL Portfolio Optimization Moderate-Conservative	A-7
Pacific Life Fund Advisors LLC (PLFA)	PL Portfolio Optimization Moderate	A-9
	PL Portfolio Optimization Moderate-Aggressive	A-11
	PL Portfolio Optimization Aggressive	A-13
Pacific Asset Management	PL Short Duration Income	A-14
	PL Income	A-15
	PL Strategic Income	A-16
	PL Floating Rate Income	A-17
	PL Limited Duration High Income	A-18
	PL High Income	A-19

We appreciate your confidence in the Trust and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board	Chief Executive Officer
Pacific Life Funds	Pacific Life Funds

A-1

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust Prospectus, as supplemented, which contains information about the Trust and each of its funds, including their investment objectives, risks, charges and expenses. You should read the Prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The net asset value of a fund changes as the value of its assets go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance. Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented unless otherwise noted.

This report shows you the performance of the funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.

The composite benchmarks for the PL Portfolio Optimization Funds are composed using three to four broad-based indices. The percentage amounts of each broad-based index within each composite benchmark are based on each fund’s target asset class allocations in effect during the reporting period. The percentages attributed to a broad-based index within a composite benchmark will change if a fund’s target asset class allocations change.

PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the year ended March 31, 2014. All views are subject to change at any time based upon market or other conditions, and the Trust, its adviser and the fund managers disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the adviser or fund manager.

The adviser and fund managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or fund manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’ s current Prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2014)

Executive Summary

Over the reporting period, financial markets displayed considerable divergence as U.S. equities surged ahead of most markets around the globe. The U.S. equity markets fared relatively well for most of the reporting period—charging to record highs—despite government disorders (e.g. government shutdown) and the Federal Reserve (Fed) tapering its bond purchasing program. The momentum in the U.S. equity market was supported by solid corporate earnings as well as positive economic activity over the reporting period.

Compared to the rest of the world, the U.S. generally exhibited more appealing economic conditions. Over the reporting period, U.S. business activity from both the manufacturing and services sectors expanded at decent levels as indicated by the Institute for Supply Management (ISM) Report on Business. The unemployment rate also continued to fall, hitting its lowest level since the 2008 financial crisis, and wage growth showed modest acceleration over the reporting period after several years of continued deceleration. Additionally, the housing sector experienced some recovery with rising home sales and accelerating prices through most of the reporting period. These factors helped lift consumer confidence and market sentiments. These positive indications also gave enough reason for the Fed to initiate tapering its quantitative easing (QE) efforts, despite an unusually harsh winter that dampened economic activity.

Non-U.S. developed nations also showed some progress over the reporting period. However, this recovery was fragmented throughout various regions. In the eurozone, Germany continued to anchor the recovery while Italy and Spain had been struggling to turn the corner. In Asia, the Japanese economy expanded in the earlier parts of the reporting period, which was boosted by its monetary and fiscal stimulus efforts. However, Japanese stocks pulled back in the first quarter of 2014 as concerns of the anticipated consumption tax reversed momentum. While the broad emerging market economies outpaced those of developed markets in terms of economic growth, equity and bond markets in emerging regions lagged behind those of developed economies. The Fed tapering pushed interest rates higher which caused financial constraints on several key emerging nations as they experienced large capital outflows. Countries that were affected the most include those with large current account deficits (i.e. net borrowers) and vulnerability to tightening external financing conditions. They include countries like Brazil, Turkey and India.

Overall, the global economy maintained a steady but slow recovery throughout the reporting period. Various risks continued to linger and influenced markets to varying degrees. The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

See explanation of symbol and benchmark definitions on page A-20

A-2

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Fixed Income

Concerns over the Fed’s tapering plan caused long-term interest rates to rise, which had a negative impact on the broad fixed income market over the reporting period. Yields have an inverse relationship with bond prices, so rising rates generally have a downward pressure on prices. The 10-year Treasury yield was as low as 1.66% in early May 2013 but climbed higher to 2.72% by the end of the reporting period. Over the reporting period, the broad fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) fell 0.10%. Long-term Treasury bonds and fixed income securities with long duration (i.e. a higher sensitivity to interest rate movements) were particularly impacted more than others. The Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, which tends to have a relatively higher duration, slid 6.49% over the reporting period. On the other hand, short-term bonds that have lower duration experienced less drag from the rising rate environment and posted small gains.

On top of interest rates, bond values are affected by the perception of their credit risk, which is reflected in their yield spreads. Spreads also have an inverse relationship with bond prices. Similar to the equity market, risk appetite was also evident in the bond market, resulting in tightening spreads for high yield bonds and bank loans. While the emerging markets debt market struggled earlier in the reporting period, it recovered modestly in the first quarter of 2014 as the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index gained 0.56% over the reporting period.

Domestic Equity

2013 marked the fifth, consecutive, positive calendar year performance for the broad U.S. equity market as the S&P 500 Index leaped 21.86% over the reporting period. With respect to market capitalization, small-capitalization stocks outpaced large-capitalization companies. In terms of style, growth styles outperformed those of value for the reporting period. Cyclical sectors (e.g. industrials and information technology) generally outpaced those in the defensive sectors (e.g. utilities and consumer staples). High dividend-paying sectors that typically include utilities stocks had lost momentum in 2012 and continued to lag behind over the reporting period. Real estate investment trusts (REITs), which tend to be associated with relatively high dividend-payouts, delivered only moderate returns compared to the broad equity market after outperforming it every calendar year from 2009 to 2012. The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index returned 4.16% for the reporting period. Hotel-related REITs performed relatively strong, whereas the health care-related sector experienced losses.

International Equity

The foreign equity market was mixed over the reporting period as developed markets posted solid results while emerging markets faced headwinds. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) and the MSCI Emerging Markets Index (Net) returned 17.56% and -1.43%, respectively. In the international, developed equity market, smaller-capitalization stocks outperformed their larger counterparts while value outperformed growth styles. With the eurozone showing signs of recovery, its respective equity markets generally performed well over the reporting period. Japan, which represents over 20% of the MSCI EAFE Index (Net), gave up its prior gains in the first quarter of 2014, causing it to lag behind the broad index. Emerging markets faced several challenges over the reporting period, starting with the initial news of the Fed’s tapering. The outflow of capital placed downward pressure on both debt and equity markets. Furthermore, the Russian stock market experienced relatively large losses in the first quarter of 2014, which were sparked by the crisis in Ukraine. Additionally, China began to curb new credit to slow down the excessive lending that had led to a heated property market. These efforts sought to ease real estate and infrastructure investments, causing a strain on commodity producers that export to China.

Commodities

Commodity prices were mixed over the reporting period. Energy prices edged out modest gains, while agriculture had modest losses and metals experienced a relatively large drop over the reporting period. Energy prices were relatively range-bound with no significant disruptions to supply and/or major changes in demand. Many agricultural prices fell sharply in 2013 but recovered much of the losses in the first quarter of 2014 with the harsh weather restricting supply and boosting prices. Over the past several years, metal prices have been largely determined by demand from China and India. With India curbing gold imports to address its ballooning current account deficit, precious metals prices experienced some downward pressure over the reporting period. The low inflationary environment and expectations of the Fed reversing its monetary easing (which could result in the appreciation of the U.S. dollar) also contributed to deflating precious metals prices.

Concluding Remarks

U.S. equities rallied with strong momentum during the reporting period. A rapidly rising market combined with low volatility can at times lead to complacency in the marketplace. Valuation levels of the S&P 500 Index have steadily risen over the past few years to around their five-year highs. In the past, valuations have been above current levels such as during the “Tech Boom” years, but those conditions are typically associated with strong economic growth and euphoric consumerism. The International Monetary Fund (IMF) projects the U.S. to grow 2.8% in 2014 (IMF—World Economic Outlook Update—January 2014) (“IMF Update”), which would represent a slower pace than that of the late-1990’s when U.S. gross domestic product (GDP) steadily grew at an approximate annual rate of 5%. Economic conditions have improved in the U.S., but the Fed continues to play a large role in supporting the economy. Furthermore, the unemployment rate figures could appear misleading given that some of the drop stemmed from people leaving the labor force rather than quality job growth.

The eurozone and other developed regions appear to be showing signs of recovery, but the process could likely take years before they are able to self-support economic growth without various stimulus packages. Emerging countries continue to deal with various challenges and opportunities. Several key elections in countries such as Brazil, India and Turkey throughout 2014 could help bring some stability to those countries. As for China, it is expected to continue setting the pace in 2014 with the IMF Update projecting a 7.5% growth for the year. While the economic expansion in China appears to be decelerating, the country’s regulators are focusing on maintaining growth at a more manageable range. Additionally, Chinese officials have been discussing a shift toward consumer spending to help drive future

See explanation of symbol and benchmark definitions on page A-20

A-3

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

economic growth. Although a rebalancing China that places more emphasis on consumption and less on infrastructure spending may hurt certain countries, the transition could also help those that export consumer goods to China. More than ever, investors may begin to emphasize individualization of emerging countries. In the past, emerging market countries as a group shared many weaknesses that linked them together, especially in times of global stress. While some of these vulnerabilities have not disappeared, not all of these emerging countries share the same issues to the same degree. Many of these countries can be differentiated by authoritative tendencies, economic policies, debt levels, consumer behavior, and growth drivers, among others. While there are certain emerging countries that face some key hurdles, there are also those with a more positive outlook.

Overall, economic conditions may be improving, especially in the U.S. However, uncertainty and risks still remain. The Fed’s removal of its monetary stimulus could affect markets in various ways. While it could signal that the Fed has higher confidence in the economy, a premature withdrawal could reverse the recovery. This may prevent the equity market from rallying to excessive valuation levels. Interest rates may also rise, which would be a headwind for bonds with long duration. Given the various challenges and uncertainty throughout the globe, some volatility could return to the marketplace in 2014 after being relatively suppressed throughout 2013. In our opinion, this validates the importance of proper asset allocation to navigate through various market conditions.

Performance of the PL Portfolio Optimization Funds

Since the performance of each PL Portfolio Optimization Fund is a composite of the performance of each of the PL Underlying Funds in which each invests (which may include bonds, domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a PL Portfolio Optimization Fund’s performance. Therefore, we at PLFA have provided information regarding three to four broad-based indices to use as a comparison to each fund’s performance.

In addition, to assist in performance comparisons, composite benchmarks were constructed for each PL Portfolio Optimization Fund; each composite benchmark is comprised of the three to four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for the PL Portfolio Optimization Funds. However, the actual allocation of any PL Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. The one-year performance for these broad-based indices is shown in the following table.

Broad Based Indices	One Year Performance (as of 3-31-14)
S&P 500 Index (U.S. Stocks)	21.86%
Morgan Stanley Capital International (MSCI) EAFE Index (Net) (International Stocks)	17.56%
Barclays U.S. Aggregate Bond Index (Fixed Income)	(0.10%	)
BofA Merrill Lynch U.S. 3-Month T-Bill Index (Cash)	0.07%

See explanation of symbol and benchmark definitions on page A-20

A-4

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Conservative Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Portfolio Optimization Conservative Fund’s Class A (without sales charge) returned 1.78%, compared to a -0.10% return for its benchmarks, the Barclays U.S. Aggregate Bond Index, a 21.86% return for the S&P 500 Index, a 17.56% return for the MSCI EAFE Index (Net), and a 3.90% return for the PL Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the ten-year periods ended March 31, 2014. For comparison purposes, the performance of Class B and C shares for the ten-year periods ended March 31, 2014 and Class R and Advisor Class shares for the periods from inception through March 31, 2014 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		5 Years	10 Years
Fund's Class A without sales charge	1.78%		8.28%	4.61%
Fund's Class A with maximum sales charge	(3.79%	)	7.07%	4.02%
Fund's Class B without sales charge	1.06%		7.56%	4.08%
Fund's Class B with maximum sales charge	(3.88%	)	7.26%	4.08%
Fund's Class C without sales charge	1.04%		7.57%	3.94%
Fund's Class C with maximum sales charge	0.05%		7.57%	3.94%
Barclays U.S. Aggregate Bond Index	(0.10%	)	4.80%	4.46%
S&P 500 Index	21.86%		21.16%	7.42%
MSCI EAFE Index (Net)	17.56%		16.02%	6.53%
PL Portfolio Optimization Conservative Composite Benchmark	3.90%		7.54%	4.99%

	1 Year		5 Years	Since Inception (9/30/05)
Fund’s Class R without sales charge	1.52%		8.04%	4.76%
Barclays U.S. Aggregate Bond Index	(0.10%	)	4.80%	4.85%
S&P 500 Index	21.86%		21.16%	7.34%
MSCI EAFE Index (Net)	17.56%		16.02%	4.86%
PL Portfolio Optimization Conservative Composite Benchmark	3.90%		7.54%	5.19%

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	1.87%		3.16%
Barclays U.S. Aggregate Bond Index	(0.10%	)	(0.17%	)
S&P 500 Index	21.86%		26.97%
MSCI EAFE Index (Net)	17.56%		18.47%
PL Portfolio Optimization Conservative Composite Benchmark	3.90%		4.54%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See explanation of symbol and benchmark definitions on page A-20

A-5

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class A underperformed the PL Portfolio Optimization Conservative Composite Benchmark. The PL Portfolio Optimization Conservative Fund was primarily comprised of various fixed income strategies, with a small allocation to equity and alternative funds, during the reporting period. Fixed income investments included underlying funds comprised of intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, and floating rate loans. The equity segment mainly encompassed domestic and foreign large-capitalization funds. Alternatives included two absolute return strategies and a precious metals fund.

From the broad asset class return perspective, the fund’s domestic equity segment fared better than the international equity and fixed income groups. Over the reporting period, alternatives generally held back returns while domestic equities contributed to the performance of the fund.

With interest rates rising, long duration fixed income funds generally struggled. Among the underlying fixed income holdings of the fund, the PL Inflation Managed Fund represented the largest detractor from fund performance. TIPS, which tend to have a higher duration than the broad fixed income benchmark (Barclays U.S. Aggregate Bond Index), took a hit from rising rates in a very low inflationary environment. On the other hand, short duration strategies that included the PL Floating Rate Loan Fund dodged effects from rising rates and managed to deliver gains from the compression in credit spreads. Spreads tightened over the reporting period as sentiments generally improved in the U.S. While credit spreads generally contracted in the U.S., those of emerging markets bonds generally widened over the reporting periods, causing the PL Emerging Markets Debt Fund to detract from fund performance.

The fund’s domestic equities benefited from the positive momentum in the broad, U.S. equities market. The PL Mid-Cap Equity Fund delivered strong returns that stemmed from solid stock selection, which contributed to the fund’s performance. While the fund’s international large-capitalization strategies experienced double-digit returns, the PL International Large-Cap Fund underperformed the broad, foreign equities benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net).

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, dragged down overall performance of the fund as U.S. equities rallied in a relatively narrow market. Over the reporting period, the PL Precious Metals Fund’s performance tumbled as gold prices experienced their worst calendar year in three decades. Gold prices fell in conjunction with the market’s expectation of the Fed unwinding its quantitative easing (QE) programs as well as the general rise in the U.S. dollar during the reporting period.

See explanation of symbol and benchmark definitions on page A-20

A-6

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Moderate-Conservative Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Portfolio Optimization Moderate-Conservative Fund’s Class A (without sales charge) returned 5.08%, compared to a -0.10% return for its benchmarks, the Barclays U.S. Aggregate Bond Index, a 21.86% return for the S&P 500 Index, a 17.56% return for the MSCI EAFE Index (Net), and a 7.97% return for the PL Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the ten-year periods ended March 31, 2014. For comparison purposes, the performance of Class B and C shares for the ten-year periods ended March 31, 2014 and Class R and Advisor Class shares for the periods from inception through March 31, 2014 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	5.08%		10.90%	5.19%
Fund’s Class A with maximum sales charge	(0.67%	)	9.64%	4.59%
Fund’s Class B without sales charge	4.47%		10.17%	4.64%
Fund’s Class B with maximum sales charge	(0.53%	)	9.89%	4.64%
Fund’s Class C without sales charge	4.41%		10.16%	4.51%
Fund’s Class C with maximum sales charge	3.41%		10.16%	4.51%
Barclays U.S. Aggregate Bond Index	(0.10%	)	4.80%	4.46%
S&P 500 Index	21.86%		21.16%	7.42%
MSCI EAFE Index (Net)	17.56%		16.02%	6.53%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	7.97%		10.67%	5.73%

	1 Year		5 Years	Since Inception (9/30/05)
Fund’s Class R without sales charge	4.91%		10.64%	5.08%
Barclays U.S. Aggregate Bond Index	(0.10%	)	4.80%	4.85%
S&P 500 Index	21.86%		21.16%	7.34%
MSCI EAFE Index (Net)	17.56%		16.02%	4.86%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	7.97%		10.67%	5.76%

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	5.32%		7.22%
Barclays U.S. Aggregate Bond Index	(0.10%	)	(0.17%	)
S&P 500 Index	21.86%		26.97%
MSCI EAFE Index (Net)	17.56%		18.47%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	7.97%		9.39%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See explanation of symbol and benchmark definitions on page A-20

A-7

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class A underperformed the PL Portfolio Optimization Moderate-Conservative Composite Benchmark. The PL Portfolio Optimization Moderate-Conservative Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included underlying funds that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, and floating rate loans. The equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies). Alternatives included two absolute return strategies and a precious metals fund.

From the broad, asset class return perspective, the fund’s domestic equity segment fared better than the international equity and fixed income groups. Over the reporting period, alternatives generally held back returns while domestic equities rallied in the narrowly driven market.

With interest rates rising, long duration fixed income funds generally struggled. Among the underlying fixed income holdings of the fund, the PL Inflation Managed Fund represented the largest detractor from fund performance. TIPS, which tend to have a higher duration than the broad fixed income benchmark (Barclays U.S. Aggregate Bond Index), took a hit from rising rates in a very low inflationary environment. On the other hand, short duration strategies that included the PL Floating Rate Loan Fund dodged effects from rising rates and managed to deliver gains from the compression in credit spreads. Spreads tightened over the reporting period as sentiments generally improved in the U.S. While credit spreads generally contracted in the U.S., those of emerging markets bonds generally widened over the reporting periods, causing the PL Emerging Markets Debt Fund to detract from fund performance.

The fund’s domestic equities benefited from the positive momentum in the broad U.S. equities market. The PL Mid-Cap Equity Fund delivered strong returns that stemmed from solid stock selection, which contributed to the fund’s performance. PL Comstock and PL Large-Cap Growth Funds also contributed to performance. While the fund’s international large-capitalization strategies experienced double-digit returns, the PL International Large-Cap Fund underperformed the broad foreign equities benchmark (MSCI EAFE Index (Net)). Unlike foreign developed equities, the emerging markets equities broadly experienced losses over the reporting period. Although the PL Emerging Markets Fund lagged developed equities, it experienced positive returns and outperformed its respective emerging markets benchmark (MSCI Emerging Markets Index (Net)) by nearly 8% during the reporting period.

The alternative funds, which generally have a low correlation to the broad equity and fixed income markets, dragged down overall fund performance as U.S. equities rallied in a relatively narrow market. Over the reporting period, the PL Precious Metals Fund’s performance tumbled as gold prices experienced their worst year in three decades. Gold prices fell in conjunction with the market’s expectation of the Fed unwinding its quantitative easing (QE) programs as well as the general rise in the U.S. dollar during the reporting period.

See explanation of symbol and benchmark definitions on page A-20

A-8

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Moderate Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Portfolio Optimization Moderate Fund’s Class A (without sales charge) returned 8.51%, compared to a 21.86% return for its benchmarks, the S&P 500 Index, a -0.10% return for the Barclays U.S. Aggregate Bond Index, a 17.56% return for the MSCI EAFE Index (Net), and a 12.15% return for the PL Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the ten-year periods ended March 31, 2014. For comparison purposes, the performance of Class B and C shares for the ten-year periods ended March 31, 2014 and Class R and Advisor Class shares for the periods from inception through March 31, 2014 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	8.51%		13.92%	6.03%
Fund’s Class A with maximum sales charge	2.55%		12.64%	5.43%
Fund’s Class B without sales charge	7.90%		13.18%	5.50%
Fund’s Class B with maximum sales charge	2.90%		12.94%	5.50%
Fund’s Class C without sales charge	7.89%		13.21%	5.35%
Fund’s Class C with maximum sales charge	6.89%		13.21%	5.35%
S&P 500 Index	21.86%		21.16%	7.42%
Barclays U.S. Aggregate Bond Index	(0.10%	)	4.80%	4.46%
MSCI EAFE Index (Net)	17.56%		16.02%	6.53%
PL Portfolio Optimization Moderate Composite Benchmark	12.15%		13.81%	6.37%

	1 Year		5 Years	Since Inception (9/30/05)
Fund’s Class R without sales charge	8.33%		13.68%	5.66%
S&P 500 Index	21.86%		21.16%	7.34%
Barclays U.S. Aggregate Bond Index	(0.10%	)	4.80%	4.85%
MSCI EAFE Index (Net)	17.56%		16.02%	4.86%
PL Portfolio Optimization Moderate Composite Benchmark	12.15%		13.81%	6.26%

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	8.73%		11.39%
S&P 500 Index	21.86%		26.97%
Barclays U.S. Aggregate Bond Index	(0.10%	)	(0.17%	)
MSCI EAFE Index (Net)	17.56%		18.47%
PL Portfolio Optimization Moderate Composite Benchmark	12.15%		14.41%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See explanation of symbol and benchmark definitions on page A-20

A-9

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class A underperformed the PL Portfolio Optimization Moderate Composite Benchmark. The PL Portfolio Optimization Moderate Fund maintained a mix of equity and fixed income funds. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The fund also maintained exposure to select sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, and floating rate loans. Alternatives included two absolute return strategies and a precious metals fund.

From the broad asset class return perspective, the fund’s domestic equity segment fared better than the international equity and fixed income groups. Over the reporting period, alternatives generally held back returns while domestic equities rallied in the narrowly driven market.

The fund’s domestic equities benefited from the positive momentum in the broad U.S. equities market. The PL Mid-Cap Equity Fund delivered strong returns that stemmed from solid stock selection. The PL Comstock Fund also contributed to the fund’s performance. However, the PL Real Estate Fund lost steam over the reporting period after several consecutive years of outperforming the S&P 500 Index from 2009 to 2012. While the fund’s international large-capitalization strategies experienced double-digit returns, the PL International Large-Cap Fund underperformed the broad foreign equities benchmark (MSCI EAFE Index (Net)). Unlike foreign developed equities, the emerging markets equities broadly experienced losses over the reporting period. Although the PL Emerging Markets Fund lagged developed equities, it experienced positive returns and outperformed its respective emerging markets benchmark (MSCI Emerging Markets Index (Net)) by nearly 8% during the reporting period.

With interest rates rising, long duration fixed income funds generally struggled. Among the underlying fixed income holdings of the fund, the PL Inflation Managed Fund represented the largest detractor. TIPS, which tend to have a higher duration than the broad fixed income benchmark (Barclays U.S. Aggregate Bond Index), took a hit from rising rates in a very low inflationary environment. On the other hand, short duration strategies that includes the PL Floating Rate Loan Fund dodged effects from rising rates and managed to deliver gains from the compression in credit spreads. Spreads tightened over the reporting period as sentiments generally improved in the U.S. While credit spreads generally contracted in the U.S., those of emerging markets bonds generally widened over the reporting periods, causing the PL Emerging Markets Debt Fund to detract from performance.

The alternative funds, which generally have a low correlation to the broad equity and fixed income markets, dragged down overall fund performance as U.S. equities rallied in a relatively narrow market. Over the reporting period, the PL Precious Metals Fund’s performance tumbled as gold prices experienced the worst year in three decades. Gold prices fell in conjunction with the market’s expectation of the Fed slowing and eventually unwinding its quantitative easing (QE) programs as well as the rise in the U.S. dollar during the reporting period.

See explanation of symbol and benchmark definitions on page A-20

A-10

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Moderate-Aggressive Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Portfolio Optimization Moderate-Aggressive Fund’s Class A (without sales charge) returned 12.01%, compared to a 21.86% return for its benchmarks, the S&P 500 Index, a -0.10% return for the Barclays U.S. Aggregate Bond Index, a 17.56% return for the MSCI EAFE Index (Net), and a 16.44% return for the PL Portfolio Optimization Moderate-Aggressive Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the ten-year periods ended March 31, 2014. For comparison purposes, the performance of Class B and C shares for the ten-year periods ended March 31, 2014 and Class R and Advisor Class shares for the periods from inception through March 31, 2014 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	12.01%		16.52%	6.25%
Fund’s Class A with maximum sales charge	5.82%		15.20%	5.65%
Fund’s Class B without sales charge	11.25%		15.85%	5.72%
Fund’s Class B with maximum sales charge	6.25%		15.63%	5.72%
Fund’s Class C without sales charge	11.33%		15.91%	5.58%
Fund’s Class C with maximum sales charge	10.33%		15.91%	5.58%
S&P 500 Index	21.86%		21.16%	7.42%
Barclays U.S. Aggregate Bond Index	(0.10%	)	4.80%	4.46%
MSCI EAFE Index (Net)	17.56%		16.02%	6.53%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	16.44%		16.86%	6.83%

	1 Year		5 Years	Since Inception (9/30/05)
Fund’s Class R without sales charge	11.67%		16.26%	5.68%
S&P 500 Index	21.86%		21.16%	7.34%
Barclays U.S. Aggregate Bond Index	(0.10%	)	4.80%	4.85%
MSCI EAFE Index (Net)	17.56%		16.02%	4.86%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	16.44%		16.86%	6.55%

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	12.21%		15.52%
S&P 500 Index	21.86%		26.97%
Barclays U.S. Aggregate Bond Index	(0.10%	)	(0.17%	)
MSCI EAFE Index (Net)	17.56%		18.47%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	16.44%		19.60%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See explanation of symbol and benchmark definitions on page A-20

A-11

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For reporting period, the fund’s Class A underperformed the PL Portfolio Optimization Moderate-Aggressive Composite Benchmark. The PL Portfolio Optimization Moderate-Aggressive Fund had a diversified allocation mix that was overweight in equity. The equity exposure was diversified across style (growth/value), market capitalization and region (which include allocations to foreign small capitalization and emerging markets stocks). The fund also maintained exposure to select sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds as well as specific strategies such as short duration, inflation-protected bonds and emerging markets bonds. Alternatives included two absolute return strategies and a precious metals fund.

From the broad asset class return perspective, the fund’s domestic equity segment fared better than the international equity and fixed income groups. Over the reporting period, alternatives generally held back returns while domestic equities rallied in the narrowly driven market.

The fund’s domestic equities benefited from the positive momentum in the broad, U.S. equities market. The PL Mid-Cap Equity Fund delivered strong returns that stemmed from solid stock selection. Large-cap strategies such as PL Comstock, PL Large-Cap Growth and PL Main Street Core Funds also contributed to performance. However, the PL Real Estate Fund lost steam over the reporting period after several consecutive years of outperforming the S&P 500 Index from 2009 to 2012. While the fund’s international large-capitalization strategies experienced double-digit returns, the PL International Large-Cap Fund underperformed the broad foreign equities benchmark (MSCI EAFE Index (Net)). Unlike foreign developed equities, the emerging markets equities broadly experienced losses over the reporting period. Although the PL Emerging Markets Fund lagged developed equities, it experienced positive returns and outperformed its respective emerging markets benchmark (MSCI Emerging Markets Index (Net)) by nearly 8% during the reporting period.

With interest rates rising, long duration funds generally struggled. Among the fixed income options, the PL Inflation Managed Fund faced challenges over the reporting period. TIPS, which tend to have a higher duration than the broad fixed income benchmark (Barclays U.S. Aggregate Bond Index), took a hit from rising rates in a very low inflationary environment. On the other hand, the PL Short Duration Bond Fund dodged effects from rising rates and managed to deliver slight gains. While credit spreads generally contracted in the U.S., those of emerging markets bonds generally widened over the reporting period, causing the PL Emerging Markets Debt Fund to detract from performance.

The alternative funds, which generally have a low correlation to the broad equity and fixed income markets, dragged down overall fund performance as U.S. equities rallied in a relatively narrow market. Over the reporting period, the PL Precious Metals Fund’s performance tumbled as gold prices experienced the worst year in three decades. Gold prices fell in conjunction with the market’s expectation of the Fed unwinding its quantitative easing (QE) programs as well as the rise in the U.S. dollar during the reporting period.

See explanation of symbol and benchmark definitions on page A-20

A-12

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Aggressive Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Portfolio Optimization Aggressive Fund’s Class A (without sales charge) returned 13.70%, compared to a 21.86% return for its benchmarks, the S&P 500 Index, a 17.56% return for the MSCI EAFE Index (Net), a -0.10% return for the Barclays U.S. Aggregate Bond Index, and a 18.53% return for the PL Portfolio Optimization Aggressive Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the ten-year periods ended March 31, 2014. For comparison purposes, the performance of Class B and C shares for the ten-year periods ended March 31, 2014 and Class R and Advisor Class shares for the periods from inception through March 31, 2014 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	13.70%		18.01%	6.20%
Fund’s Class A with maximum sales charge	7.41%		16.69%	5.60%
Fund’s Class B without sales charge	13.13%		17.56%	5.68%
Fund’s Class B with maximum sales charge	8.13%		17.35%	5.68%
Fund’s Class C without sales charge	13.12%		17.55%	5.57%
Fund’s Class C with maximum sales charge	12.12%		17.55%	5.57%
S&P 500 Index	21.86%		21.16%	7.42%
MSCI EAFE Index (Net)	17.56%		16.02%	6.53%
Barclays U.S. Aggregate Bond Index	(0.10%	)	4.80%	4.46%
PL Portfolio Optimization Aggressive Composite Benchmark	18.53%		18.66%	6.79%

	1 Year		5 Years	Since Inception (9/30/05)
Fund’s Class R without sales charge	13.45%		17.82%	5.39%
S&P 500 Index	21.86%		21.16%	7.34%
MSCI EAFE Index (Net)	17.56%		16.02%	4.86%
Barclays U.S. Aggregate Bond Index	(0.10%	)	4.80%	4.85%
PL Portfolio Optimization Aggressive Composite Benchmark	18.53%		18.66%	6.33%

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	13.84%		17.60%
S&P 500 Index	21.86%		26.97%
MSCI EAFE Index (Net)	17.56%		18.47%
Barclays U.S. Aggregate Bond Index	(0.10%	)	(0.17%	)
PL Portfolio Optimization Aggressive Composite Benchmark	18.53%		22.05%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See explanation of symbol and benchmark definitions on page A-20

A-13

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class A underperformed the PL Portfolio Optimization Aggressive Composite Benchmark. The PL Portfolio Optimization Aggressive Fund allocates, primarily, to domestic and international equity funds which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The fund also maintains exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities. Alternatives include two absolute return strategies and a precious metals fund.

From the broad asset class return perspective, the fund’s domestic equity segment fared better than the international equity and fixed income groups. Over the reporting period, alternatives generally held back returns while domestic equities rallied in the narrowly driven market.

The fund’s domestic equities benefited from the positive momentum in the broad, U.S. equities market. The PL Mid-Cap Equity Fund delivered strong returns that stemmed from solid stock selection. Large-capitalization strategies such as PL Comstock, PL Large-Cap Growth and PL Main Street Core Funds also contributed to performance. However, the PL Real Estate Fund lost steam over the reporting period after several consecutive years of outperforming the S&P 500 Index from 2009 to 2012. While the fund’s international large-capitalization strategies experienced double-digit returns, the PL International Large-Cap Fund underperformed the broad foreign equities benchmark (MSCI EAFE Index (Net)). Unlike foreign developed equities, the emerging markets equities broadly experienced losses over the reporting period. Although the PL Emerging Markets Fund lagged developed equities, it experienced positive returns and outperformed its respective emerging markets benchmark (MSCI Emerging Markets Index (Net)) by nearly 8% during the reporting period.

The alternative funds, which generally have a low correlation to the broad equity and fixed income markets, dragged down overall fund performance as U.S. equities rallied in a relatively narrow market. Over the reporting period, the PL Precious Metals Fund’s performance tumbled as gold prices experienced its worst year in three decades. Gold prices fell in conjunction with the market’s expectation of the Fed unwinding its quantitative easing (QE) programs as well as the rise in the U.S. dollar during the reporting period.

The PL Managed Bond Fund, which represents the only dedicated fixed income option in the fund, underperformed the broad fixed income benchmark (Barclays U.S. Aggregate Bond Index).

PL Short Duration Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Short Duration Income Fund’s Class I (without sales charge) returned 2.20%, compared to a 0.68% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the periods from inception through March 31, 2014. For comparison purposes, the performance of Class A, C and Advisor Class shares for the periods from inception through March 31, 2014 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		Since Inception (12/19/11)
Fund’s Class I without sales charge	2.20%		4.56%
Barclays 1-3 Year U.S. Government/Credit Bond Index	0.68%		0.95%

	1 Year		Since Inception (6/29/12)
Fund’s Class A without sales charge	2.00%		3.86%
Fund’s Class A with maximum sales charge	(1.02%	)	2.05%
Fund’s Class C without sales charge	1.28%		3.15%
Fund’s Class C with maximum sales charge	0.28%		3.15%
Fund’s Advisor Class without sales charge	2.25%		4.04%
Barclays 1-3 Year U.S. Government/Credit Bond Index	0.68%		0.89%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Pacific Asset Management manage the strategy focusing on short maturity investment grade corporate bonds. The Fund maintains a flexibility to incorporate floating rate loans and high yield bonds. The fund outperformed its benchmark primarily due to the fund’s focus on corporate debt securities, which outperformed U.S. Government bonds during the reporting period. The fund’s allocation to high yield and floating rate loans was a benefit to performance as credit risk sensitive securities

See explanation of symbol and benchmark definitions on page A-20

A-14

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

outperformed. The fund benefited from the allocation during the reporting period to floating rate loans, which proved to be well insulated during the period of rising rates seen in the early half of the reporting period. The fund’s underweight to banking, particularly European banks, was a detractor to performance. The duration of the fund was generally in line with the benchmark and neutral to performance.

PL Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Income Fund’s Class I (without sales charge) returned 2.53%, compared to a -0.10% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the periods from inception through March 31, 2014. For comparison purposes, the performance of Class A, C and Advisor Class shares for the periods from inception through March 31, 2014 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		Since Inception (12/31/10)
Fund’s Class A without sales charge	2.27%		6.35%
Fund’s Class A with maximum sales charge	(2.04%	)	4.95%
Fund’s Class I without sales charge	2.53%		6.56%
Barclays U.S. Aggregate Bond Index	(0.10%	)	3.59%

	1 Year		Since Inception (6/30/11)
Fund’s Class C without sales charge	1.41%		4.93%
Fund’s Class C with maximum sales charge	0.43%		4.93%
Barclays U.S. Aggregate Bond Index	(0.10%	)	3.24%

	1 Year		Since Inception (6/29/12)
Fund’s Advisor Class without sales charge	2.53%		4.84%
Barclays U.S. Aggregate Bond Index	(0.10%	)	0.90%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Pacific Asset Management manage the fund as an investment grade corporate bond fund that may invest up to 40% in non-investment grade securities. For the reporting period the fund outperformed the benchmark primarily due to the fund’s structural focus on investment grade corporate debt versus other areas of the bond market, notably U.S. Government bonds. The fund’s overweight to corporate bonds was a benefit to performance due to the substantial move higher in Treasury yields impacting, to a greater degree, U.S. Government bonds versus more credit sensitive sectors during the reporting period.

Allocation among investment grade securities, high yield securities and bank loan instruments was also a benefit to performance. The fund held a relatively consistent mix of investment grade securities and averaged 32% in high yield and bank loan instruments during the reporting period. The allocation to high yield and bank loan instruments was a benefit to performance, as those sectors outperformed over the reporting period due to their lower interest rate sensitivity and higher income levels. The fund’s duration was below benchmark for the reporting period, a benefit to relative performance. The fund’s underweight to European banks and financials was a detractor from performance.

See explanation of symbol and benchmark definitions on page A-20

A-15

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Strategic Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Strategic Income Fund’s Class I (without sales charge) returned 7.51%, compared to a -0.10% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the periods from inception through March 31, 2014. For comparison purposes, the performance of Class A, C and Advisor Class shares for the periods from inception through March 31, 2014 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year		Since Inception (12/19/11)
Fund’s Class I without sales charge	7.51%		12.62%
Barclays U.S Aggregate Bond Index	(0.10%	)	1.72%

	1 Year		Since Inception (6/29/12)
Fund’s Class A without sales charge	7.25%		11.64%
Fund’s Class A with maximum sales charge	2.68%		8.89%
Fund’s Class C without sales charge	6.51%		10.86%
Fund’s Class C with maximum sales charge	5.51%		10.86%
Fund’s Advisor Class without sales charge	7.42%		11.84%
Barclays U.S Aggregate Bond Index	(0.10%	)	0.90%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Pacific Asset Management manage the fund as a non-investment grade credit focused strategy, with the flexibility to invest across various asset classes, including high yield bonds, bank loans, and investment grade corporate bonds. For the reporting period the fund outperformed the benchmark primarily due to the fund’s structural focus on corporate debt securities versus other areas of the bond market, notably U.S. Government bonds.

Asset allocation benefited performance as the fund’s core allocation to high yield bonds was the primary driver of returns during the reporting period. The substantial move higher in Treasury yields seen during the reporting period led to the underperformance of U.S. Government related sectors relative to more credit sensitive asset classes. High yield bonds outperformed all other major fixed income sectors during the reporting period, due to less interest rate sensitivity and higher income advantages which benefited performance. The fund’s underweight to European banks and financials was a detractor from performance.

See explanation of symbol and benchmark definitions on page A-20

A-16

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Floating Rate Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Floating Rate Income Fund’s Class I (without sales charge) returned 4.65%, compared to a 5.04% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the periods from inception through March 31, 2014. For comparison purposes, the performance of Class A, C, P and Advisor Class shares for the periods from inception through March 31, 2014 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year	Since Inception (6/30/11)
Fund’s Class I without sales charge	4.65%	6.64%
Credit Suisse Leveraged Loan Index	5.04%	5.66%

	1 Year	Since Inception (12/30/11) ~
Fund’s Class A without sales charge	4.30%	7.77%
Fund’s Class A with maximum sales charge	1.20%	6.34%
Fund’s Class C without sales charge	3.57%	7.03%
Fund’s Class C with maximum sales charge	2.57%	7.03%
Credit Suisse Leveraged Loan Index	5.04%	9.51%

	1 Year	Since Inception (6/29/12) ~
Fund’s Advisor Class without sales charge	4.54%	7.23%
Credit Suisse Leveraged Loan Index	5.04%	7.01%

	1 Year	Since Inception (12/31/12)
Fund’s Class P without sales charge	4.53%	5.89%
Credit Suisse Leveraged Loan Index	5.04%	5.98%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at Pacific Asset Management manage the strategy focusing on non-investment grade floating rate securities. We manage the strategy in a selective approach, focused on the larger issuers. The fund underperformed the benchmark due to the focus on the larger issuers within the floating rate loan universe. For the reporting period, floating rate loans with greater degrees of credit risk outperformed. CCC and below securities benefited from the positive risk-taking environment and reduction in macro and fiscal uncertainties. CCC-rated floating rate loans returned 9.13% versus BB-rated floating rate loans returning 3.37%. For the reporting period, smaller issues also outperformed, negatively impacting the fund’s relative performance. Issue sizes less than $300 million returned 7.69% versus issue sizes greater than $300 million returning 4.60%. With the fund’s focus on the larger issuers, the outperformance of lower-quality and smaller issues detracted from the fund’s relative performance. The fund’s underweight to non-rated securities also detracted from performance.

See explanation of symbol and benchmark definitions on page A-20

A-17

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Limited Duration High Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the period ended March 31, 2014?

A. The fund commenced operations on July 31, 2013. For the period from inception through March 31, 2014, the PL Limited Duration High Income Fund’s Class I (without sales charge) returned 4.87%, compared to a 6.02% return for its benchmark, the Barclays U.S. High Yield 1–5 Year Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception through March 31, 2014. For comparison purposes, the performance of Class A, C and Advisor Class shares for the period from inception through March 31, 2014 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Total Returns for the Period from Inception through March 31, 2014

Since Inception (7/31/13)
Fund’s Class I without sales charge	4.87%
Fund’s Class A without sales charge	4.85%
Fund’s Class A with maximum sales charge	1.70%
Fund’s Class C without sales charge	4.28%
Fund’s Class C with maximum sales charge	3.28%
Fund’s Advisor Class without sales charge	4.89%
Barclays U.S. High Yield 1-5 Year Index	6.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2014, the fund’s Class I underperformed the benchmark. We at Pacific Asset Management manage the strategy by focusing on non-investment grade high yield bonds and floating rate loans. The fund is designed to provide a flexible approach to investing in non-investment grade credit focused sectors. For the period, the fund underperformed the benchmark primarily due to floating rate loan allocation.

The fund’s benchmark solely focuses on high yield bonds. In periods when high yield bonds outperform floating rate loans, the strategy will underperform the benchmark. With the strategy’s assets generally split between high yield and floating rate loans, the floating rate loan allocation was a detractor from performance. The fund’s overweight to high coupon bonds was a benefit to performance. The fund’s underweight to duration relative to the benchmark was also a benefit to performance. The fund’s underweight to banking, particularly European Banks, was also a detractor from performance.

See explanation of symbol and benchmark definitions on page A-20

A-18

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL High Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL High Income Fund’s Class I (without sales charge) returned 7.72%, compared to a 7.53% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the periods from inception through March 31, 2014. For comparison purposes, the performance of Class A, C and Advisor Class shares for the periods from inception through March 31, 2014 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

  Average Annual Total Returns for the Periods Ended March 31, 2014

	1 Year	Since Inception (12/19/11)
Fund’s Class I without sales charge	7.72%	13.03%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	7.53%	11.97%

	1 Year	Since Inception (6/29/12)
Fund’s Class A without sales charge	7.50%	11.49%
Fund’s Class A with maximum sales charge	2.89%	8.76%
Fund’s Class C without sales charge	6.65%	10.71%
Fund’s Class C with maximum sales charge	5.65%	10.71%
Fund’s Advisor Class without sales charge	7.67%	11.74%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	7.53%	10.69%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Pacific Asset Management manage the strategy focusing on non-investment grade securities, primarily high yield bonds. For the reporting period, the fund benefited from the overweight to B- versus BB- rated bonds. For the reporting period, BB- rated bonds returned 6.24% versus B-rated bonds returning 7.26%. The fund also benefited from security selection in CCC-rated gaming, packaging, and media/telecom companies. The fund also benefited from overweights to metals and mining industries while the overweight to property and casualty (P&C) insurance industry detracted from performance. The fund duration positioning through the reporting period was neutral to performance.

See explanation of symbol and benchmark definitions on page A-20

A-19

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Explanation of Symbol for Trust Performance Discussion

~	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month subsequent to the fund commenced its operations.

Benchmark Definitions

Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years.

Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable.

Barclays U.S. High Yield 1-5 Year Index measures the market of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with maturities of one to five years.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version for the U.S. Corporate High-Yield Index that coves the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of November 27, 2013, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 27, 2013, the MSCI Emerging Markets Index (Net) consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

PL Portfolio Optimization Conservative Composite Benchmark is 15% S&P 500; 73% Barclays U.S. Aggregate Bond; 5% MSCI EAFE (Net), and 7% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices as of March 31, 2014.

PL Portfolio Optimization Moderate-Conservative Composite Benchmark is 30% S&P 500; 55% Barclays U.S. Aggregate Bond; 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices as of March 31, 2014.

PL Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500; 38% Barclays U.S. Aggregate Bond; 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices as of March 31, 2014.

PL Portfolio Optimization Moderate-Aggressive Composite Benchmark is 60% S&P 500; 20% Barclays U.S. Aggregate Bond; and 20% MSCI EAFE (Net) Indices as of March 31, 2014.

PL Portfolio Optimization Aggressive Composite Benchmark is 65% S&P 500; 10% Barclays U.S. Aggregate Bond; and 25% MSCI EAFE (Net) Indices as of March 31, 2014.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

A-20

PACIFIC LIFE FUNDS

PL PORTFOLIO OPTIMIZATION CONSERVATIVE FUND

Schedule of Investments

March 31, 2014

PACIFIC LIFE FUNDS

PL PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE FUND

Schedule of Investments

March 31, 2014

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.4%

PL Floating Rate Loan Fund ‘P’	2,840,102	$28,543,030
PL Inflation Managed Fund ‘P’	4,612,548	40,774,922
PL Managed Bond Fund ‘P’	13,999,541	150,635,060
PL Short Duration Bond Fund ‘P’	6,481,443	65,138,502
PL Emerging Markets Debt Fund ‘P’	2,719,214	26,376,381
PL Comstock Fund ‘P’	1,157,060	20,375,831
PL Growth Fund ‘P’	265,433	4,599,951
PL Large-Cap Growth Fund ‘P’	1,034,490	10,634,553
PL Large-Cap Value Fund ‘P’	1,437,024	24,012,664
PL Main Street Core Fund ‘P’	544,523	8,086,162
PL Mid-Cap Equity Fund ‘P’	664,797	8,535,989
PL Mid-Cap Growth Fund ‘P’	605,996	4,950,986
PL International Large-Cap Fund ‘P’	611,218	11,283,090
PL International Value Fund ‘P’	665,712	6,876,810
PL Currency Strategies Fund ‘P’	1,218,975	11,470,557
PL Global Absolute Return Fund ‘P’	2,582,539	25,024,799
PL Precious Metals Fund ‘P’	568,896	3,254,088

Total Affiliated Mutual Funds (Cost $418,995,176)		450,573,375

TOTAL INVESTMENTS - 100.4% (Cost $418,995,176)		450,573,375

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(1,742,581)

NET ASSETS - 100.0%		$448,830,794

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	75.0%
Affiliated Equity Funds	25.4%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PL Floating Rate Loan Fund ‘P’	3,429,256	$34,464,021
PL Inflation Managed Fund ‘P’	4,804,843	42,474,816
PL Managed Bond Fund ‘P’	10,940,183	117,716,374
PL Short Duration Bond Fund ‘P’	5,934,751	59,644,245
PL Emerging Markets Debt Fund ‘P’	2,565,864	24,888,885
PL Comstock Fund ‘P’	2,031,753	35,779,162
PL Growth Fund ‘P’	674,074	11,681,696
PL Large-Cap Growth Fund ‘P’	2,064,961	21,227,796
PL Large-Cap Value Fund ‘P’	2,810,741	46,967,490
PL Main Street Core Fund ‘P’	2,045,509	30,375,809
PL Mid-Cap Equity Fund ‘P’	972,595	12,488,118
PL Mid-Cap Growth Fund ‘P’	895,609	7,317,129
PL Small-Cap Growth Fund ‘P’	496,019	7,708,132
PL Small-Cap Value Fund ‘P’	432,217	5,856,536
PL Emerging Markets Fund ‘P’	700,657	10,334,687
PL International Large-Cap Fund ‘P’	1,252,796	23,126,609
PL International Value Fund ‘P’	1,617,863	16,712,529
PL Currency Strategies Fund ‘P’	1,552,414	14,608,220
PL Global Absolute Return Fund ‘P’	3,294,918	31,927,755
PL Precious Metals Fund ‘P’	1,820,146	10,411,233

Total Affiliated Mutual Funds (Cost $501,484,015)		565,711,242

TOTAL INVESTMENTS - 100.0% (Cost $501,484,015)		565,711,242

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(190,462)

NET ASSETS - 100.0%		$565,520,780

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	55.0%
Affiliated Equity Funds	45.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The funds’ investments are affiliated mutual funds (See Note 6C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
PL Portfolio Optimization Conservative Fund
Assets	Affiliated Mutual Funds	$450,573,375	$450,573,375	$—	$—

PL Portfolio Optimization Moderate-Conservative Fund
Assets	Affiliated Mutual Funds	$565,711,242	$565,711,242	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-1

PACIFIC LIFE FUNDS

PL PORTFOLIO OPTIMIZATION MODERATE FUND

Schedule of Investments

March 31, 2014

PACIFIC LIFE FUNDS

PL PORTFOLIO OPTIMIZATION MODERATE-AGGRESSIVE FUND

Schedule of Investments

March 31, 2014

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

PL Floating Rate Loan Fund ‘P’	5,985,360	$60,152,863
PL Inflation Managed Fund ‘P’	8,300,429	73,375,793
PL Managed Bond Fund ‘P’	20,625,688	221,932,405
PL Short Duration Bond Fund ‘P’	9,019,295	90,643,911
PL Emerging Markets Debt Fund ‘P’	6,135,270	59,512,117
PL Comstock Fund ‘P’	7,236,596	127,436,455
PL Growth Fund ‘P’	2,510,391	43,505,083
PL Large-Cap Growth Fund ‘P’	6,573,604	67,576,645
PL Large-Cap Value Fund ‘P’	9,355,874	156,336,657
PL Main Street Core Fund ‘P’	6,746,024	100,178,462
PL Mid-Cap Equity Fund ‘P’	4,987,988	64,045,760
PL Mid-Cap Growth Fund ‘P’	4,466,123	36,488,229
PL Small-Cap Growth Fund ‘P’	1,193,225	18,542,720
PL Small-Cap Value Fund ‘P’	3,978,518	53,908,924
PL Real Estate Fund ‘P’	2,137,191	30,326,737
PL Emerging Markets Fund ‘P’	4,130,703	60,927,866
PL International Large-Cap Fund ‘P’	5,223,471	96,425,278
PL International Value Fund ‘P’	6,566,378	67,830,686
PL Currency Strategies Fund ‘P’	5,954,180	56,028,832
PL Global Absolute Return Fund ‘P’	7,786,481	75,451,004
PL Precious Metals Fund ‘P’	5,230,837	29,920,389

Total Affiliated Mutual Funds (Cost $1,340,785,727)		1,590,546,816

TOTAL INVESTMENTS - 100.1% (Cost $1,340,785,727)		1,590,546,816

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,546,423)

NET ASSETS - 100.0%		$1,589,000,393

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	63.5%
Affiliated Fixed Income Funds	36.6%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PL Inflation Managed Fund ‘P’	3,289,670	$29,080,686
PL Managed Bond Fund ‘P’	7,617,433	81,963,576
PL Short Duration Bond Fund ‘P’	1,379,026	13,859,207
PL Emerging Markets Debt Fund ‘P’	2,016,683	19,561,822
PL Comstock Fund ‘P’	5,496,490	96,793,197
PL Growth Fund ‘P’	1,718,160	29,775,712
PL Large-Cap Growth Fund ‘P’	5,400,159	55,513,637
PL Large-Cap Value Fund ‘P’	7,114,515	118,883,548
PL Main Street Core Fund ‘P’	6,141,867	91,206,723
PL Mid-Cap Equity Fund ‘P’	5,126,832	65,828,519
PL Mid-Cap Growth Fund ‘P’	3,732,843	30,497,324
PL Small-Cap Growth Fund ‘P’	1,346,445	20,923,750
PL Small-Cap Value Fund ‘P’	4,683,370	63,459,665
PL Real Estate Fund ‘P’	2,193,476	31,125,430
PL Emerging Markets Fund ‘P’	4,145,215	61,141,922
PL International Large-Cap Fund ‘P’	4,483,579	82,766,866
PL International Value Fund ‘P’	6,344,958	65,543,418
PL Currency Strategies Fund ‘P’	3,983,953	37,488,997
PL Global Absolute Return Fund ‘P’	5,234,973	50,726,886
PL Precious Metals Fund ‘P’	5,156,854	29,497,205

Total Affiliated Mutual Funds (Cost $853,654,519)		1,075,638,090

TOTAL INVESTMENTS - 100.0% (Cost $853,654,519)		1,075,638,090

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(8,021)

NET ASSETS - 100.0%		$1,075,630,069

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	81.9%
Affiliated Fixed Income Funds	18.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The funds’ investments are affiliated mutual funds (See Note 6C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
PL Portfolio Optimization Moderate Fund
Assets	Affiliated Mutual Funds	$1,590,546,816	$1,590,546,816	$—	$—

PL Portfolio Optimization Moderate-Aggressive Fund
Assets	Affiliated Mutual Funds	$1,075,638,090	$1,075,638,090	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-2

PACIFIC LIFE FUNDS

PL PORTFOLIO OPTIMIZATION AGGRESSIVE FUND

Schedule of Investments

March 31, 2014

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

PL Managed Bond Fund ‘P’	697,276	$7,502,689
PL Comstock Fund ‘P’	1,602,390	28,218,083
PL Growth Fund ‘P’	676,591	11,725,315
PL Large-Cap Growth Fund ‘P’	1,718,248	17,663,593
PL Large-Cap Value Fund ‘P’	2,040,295	34,093,324
PL Main Street Core Fund ‘P’	1,863,357	27,670,854
PL Mid-Cap Equity Fund ‘P’	1,596,348	20,497,114
PL Mid-Cap Growth Fund ‘P’	1,409,348	11,514,373
PL Small-Cap Growth Fund ‘P’	820,021	12,743,130
PL Small-Cap Value Fund ‘P’	1,806,821	24,482,429
PL Real Estate Fund ‘P’	861,610	12,226,245
PL Emerging Markets Fund ‘P’	1,407,145	20,755,394
PL International Large-Cap Fund ‘P’	1,460,332	26,957,722
PL International Value Fund ‘P’	1,899,844	19,625,384
PL Currency Strategies Fund ‘P’	1,162,228	10,936,568
PL Global Absolute Return Fund ‘P’	1,520,209	14,730,829
PL Precious Metals Fund ‘P’	1,963,060	11,228,703

Total Affiliated Mutual Funds (Cost $228,785,264)		312,571,749

TOTAL INVESTMENTS - 100.1% (Cost $228,785,264)		312,571,749

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(250,741)

NET ASSETS - 100.0%		$312,321,008

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	93.0%
Affiliated Fixed Income Funds	7.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The fund’s investments are affiliated mutual funds (See Note 6C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$312,571,749	$312,571,749	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-3

PACIFIC LIFE FUNDS

PL SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 77.5%

Consumer Discretionary - 11.3%

Chrysler Group LLC 8.250% due 06/15/21 ~	$500,000	$568,125
DIRECTV Holdings LLC 3.125% due 02/15/16	1,000,000	1,039,741
DISH DBS Corp
4.250% due 04/01/18	250,000	261,562
4.625% due 07/15/17	200,000	213,500
General Motors Co 3.500% due 10/02/18 ~	1,250,000	1,279,688
GLP Capital LP 4.375% due 11/01/18 ~	750,000	771,563
Kia Motors Corp (South Korea) 3.625% due 06/14/16 ~	1,000,000	1,041,301
Lennar Corp
4.125% due 12/01/18	750,000	768,750
4.500% due 06/15/19	500,000	510,000
NBCUniversal Enterprise Inc 0.924% due 04/15/18 § ~	1,500,000	1,510,301
Toll Brothers Finance Corp 4.000% due 12/31/18	850,000	873,375
Viacom Inc 2.500% due 12/15/16	750,000	777,829
Virgin Media Secured Finance PLC (United Kingdom) 6.500% due 01/15/18	250,000	259,375
Wyndham Worldwide Corp 2.500% due 03/01/18	750,000	754,644

		10,629,754

Consumer Staples - 0.8%

Smithfield Foods Inc 5.250% due 08/01/18 ~	250,000	260,313
Wm Wrigley Jr Co 2.400% due 10/21/18 ~	500,000	502,114

		762,427

Energy - 8.7%

Devon Energy Corp 1.200% due 12/15/16	500,000	500,380
EOG Resources Inc 2.450% due 04/01/20	1,000,000	997,780
Harvest Operations Corp (Canada) 2.125% due 05/14/18 ~	500,000	495,793
Kinder Morgan Energy Partners LP 2.650% due 02/01/19	1,000,000	999,983
Korea National Oil Corp (South Korea) 3.125% due 04/03/17 ~	500,000	522,360
Nabors Industries Inc 2.350% due 09/15/16 ~	750,000	767,809
Petrobras Global Finance BV (Netherlands) 3.000% due 01/15/19	1,000,000	947,832
Petroleos Mexicanos (Mexico) 3.125% due 01/23/19 ~	1,000,000	1,026,500
Pioneer Natural Resources Co 5.875% due 07/15/16	350,000	386,310
Spectra Energy Partners LP 2.950% due 09/25/18	500,000	510,361
Transocean Inc (Cayman) 2.500% due 10/15/17	500,000	503,738
Whiting Petroleum Corp 5.000% due 03/15/19	500,000	531,250

		8,190,096

	Principal Amount	Value
Financials - 33.4%

American International Group Inc 2.375% due 08/24/15	$1,000,000	$1,020,473
American Tower Corp 3.400% due 02/15/19	1,000,000	1,026,183
ARC Properties Operating Partnership LP 2.000% due 02/06/17 ~	1,000,000	1,001,132
Bank of America Corp 1.103% due 04/01/19 §	500,000	500,122
Bank of America NA 5.300% due 03/15/17	1,000,000	1,101,367
Berkshire Hathaway Finance Corp 2.000% due 08/15/18	1,000,000	1,007,097
Berkshire Hathaway Inc 1.550% due 02/09/18	500,000	498,325
Capital One Bank USA NA 2.250% due 02/13/19	1,000,000	994,055
Capital One Financial Corp 2.150% due 03/23/15	750,000	761,494
Citigroup Inc 0.775% due 03/10/17 §	1,500,000	1,497,628
Commonwealth Bank of Australia (Australia) 1.950% due 03/16/15	250,000	253,717
Daimler Finance North America LLC 1.650% due 04/10/15 ~	1,000,000	1,008,397
Export-Import Bank of Korea (South Korea)
0.992% due 01/14/17 §	500,000	503,094
1.250% due 11/20/15	500,000	504,269
Fifth Third Bank 1.150% due 11/18/16	500,000	501,922
Ford Motor Credit Co LLC 1.064% due 03/12/19 §	2,000,000	2,002,432
General Electric Capital Corp 0.957% due 04/02/18 §	1,000,000	1,010,442
Hyundai Capital America 1.450% due 02/06/17 ~	500,000	497,804
Hyundai Capital Services Inc (South Korea) 1.035% due 03/18/17 § ~	1,000,000	1,001,887
ING US Inc 2.900% due 02/15/18	1,000,000	1,025,798
JPMorgan Chase & Co 1.100% due 10/15/15	1,500,000	1,506,817
Macquarie Bank Ltd (Australia) 1.650% due 03/24/17 ~	500,000	498,901
Metropolitan Life Global Funding I 1.500% due 01/10/18 ~	750,000	731,634
Morgan Stanley
1.750% due 02/25/16	1,000,000	1,013,449
2.125% due 04/25/18	500,000	499,515
Nissan Motor Acceptance Corp 0.786% due 03/03/17 § ~	1,000,000	1,002,463
PNC Bank NA 1.300% due 10/03/16	1,000,000	1,007,599
Royal Bank of Canada (Canada) 1.200% due 01/23/17	1,000,000	1,000,892
The Bank of New York Mellon Corp 2.100% due 01/15/19	1,000,000	995,472
The Goldman Sachs Group Inc 1.336% due 11/15/18 §	1,500,000	1,515,180
The Huntington National Bank
1.300% due 11/20/16	1,000,000	1,003,843
1.350% due 08/02/16	500,000	502,754
The Korea Development Bank (South Korea) 1.000% due 01/22/16	500,000	499,946
Union Bank NA 1.500% due 09/26/16	1,000,000	1,014,650
Ventas Realty LP 1.550% due 09/26/16	1,000,000	1,009,481

		31,520,234

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-4

PACIFIC LIFE FUNDS

PL SHORT DURATION INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Health Care - 2.0%

Mylan Inc 1.800% due 06/24/16	$1,000,000	$1,014,650
Quest Diagnostics Inc 2.700% due 04/01/19	500,000	499,994
Valeant Pharmaceuticals International Inc (Canada) 6.750% due 08/15/18 ~	350,000	386,750

		1,901,394

Industrials - 8.4%

Air Lease Corp 3.375% due 01/15/19	1,500,000	1,528,125
British Airways Pass Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	950,000	1,008,805
Delta Air Lines Pass-Through Trust ‘A’ 4.750% due 11/07/21	929,930	1,000,883
ERAC USA Finance LLC 1.400% due 04/15/16 ~	750,000	754,192
GATX Corp 2.500% due 03/15/19	500,000	495,393
International Lease Finance Corp 3.875% due 04/15/18	500,000	510,938
Owens Corning 9.000% due 06/15/19	500,000	620,256
Penske Truck Leasing Co LP 2.500% due 03/15/16 ~	1,000,000	1,025,542
United Airlines Pass Through Trust ‘B’ 4.750% due 10/11/23	750,000	757,500
United Continental Holdings Inc 6.375% due 06/01/18	250,000	270,313

		7,971,947

Information Technology - 1.6%

Amphenol Corp 2.550% due 01/30/19	500,000	498,865
Arrow Electronics Inc 3.000% due 03/01/18	1,000,000	1,012,166

		1,511,031

Materials - 4.5%

Alphabet Holding Co Inc 7.750% PIK due 11/01/17	200,000	207,000
ArcelorMittal (Luxembourg) 6.125% due 06/01/18	750,000	825,000
Cliffs Natural Resources Inc 3.950% due 01/15/18	500,000	503,124
FMG Resources Property Ltd (Australia) 6.000% due 04/01/17 ~	500,000	527,813
Freeport-McMoRan Copper & Gold Inc 1.400% due 02/13/15	1,000,000	1,005,987
Glencore Funding LLC 2.500% due 01/15/19 ~	1,000,000	966,999
INEOS Group Holdings SA (Luxembourg) 6.125% due 08/15/18 ~	200,000	208,250

		4,244,173

Telecommunication Services - 4.1%

America Movil SAB de CV (Mexico) 1.234% due 09/12/16 §	1,000,000	1,011,756
AT&T Inc 0.800% due 12/01/15	500,000	500,567
Intelsat Jackson Holdings SA (Luxembourg) 7.250% due 10/15/20	250,000	272,188
Orange SA (France) 2.750% due 02/06/19	500,000	507,030
Verizon Communications Inc
1.984% due 09/14/18 §	1,000,000	1,051,315
2.500% due 09/15/16	500,000	518,092

		3,860,948

	Principal Amount	Value
Utilities - 2.7%

Duke Energy Corp 1.625% due 08/15/17	$1,000,000	$1,003,150
PG&E Corp 2.400% due 03/01/19	500,000	497,468
The Dayton Power & Light Co 1.875% due 09/15/16 ~	1,000,000	1,015,004
		2,515,622

Total Corporate Bonds & Notes (Cost $72,477,660)		73,107,626

SENIOR LOAN NOTES - 16.9%

Consumer Discretionary - 4.1%

Hilton Worldwide 3.500% due 10/25/20 §	457,895	459,268
Las Vegas Sands LLC Term B due 12/18/20 µ	500,000	499,804
3.250% due 12/19/20 §	498,750	498,555
Leonardo Acquisition Corp (First Lien) 4.250% due 01/31/21 §	500,000	501,562
Seminole Tribe of Florida 3.000% due 04/29/20 §	930,000	929,128
Tribune Co 4.000% due 12/27/20 §	997,500	998,996

		3,887,313

Consumer Staples - 0.2%

Reynolds Group Holdings 4.000% due 12/01/18 §	246,881	248,096

Energy - 1.1%

Chesapeake Energy Corp 5.750% due 12/02/17 §	500,000	512,031
Seadrill Operating LP 4.000% due 02/21/21 §	498,750	498,171

		1,010,202

Financials - 0.6%

PFS Holding Corp (First Lien) 4.500% due 01/31/21 §	500,000	502,812
Stockbridge/SBE Holdings LLC Tranche B 13.000% due 05/02/17 §	65,000	71,825

		574,637

Health Care - 2.8%

Fresenius US Finance I Inc Tranche B 2.233% due 08/07/19 §	995,000	994,223
Pharmedium Healthcare Corp (First Lien) 4.250% due 01/28/21 §	750,000	752,344
Valeant Pharmaceuticals International Inc
Series C-2 Tranche B
3.750% due 12/11/19 §	246,250	247,481
Series E-1 Tranche B
3.750% due 08/05/20 §	689,678	693,807

		2,687,855

Industrials - 3.7%

Accudyne Industries LLC 4.000% due 12/13/19 §	483,302	483,831
CSC Holdings LLC Term B 2.653% due 04/17/20 §	992,500	982,497
Flying Fortress Inc 3.500% due 06/30/17 §	208,333	208,203
Husky Injection Molding Systems Ltd 4.250% due 06/30/18 §	750,000	753,281
MRC Global 4.750% due 11/08/19 §	398,000	403,579

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-5

PACIFIC LIFE FUNDS

PL SHORT DURATION INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Sensata Technologies BV Term B 3.250% due 05/10/18 §	$497,500	$499,941
WESCO Distribution Inc Tranche B-1 3.750% due 12/12/19 §	125,134	125,901

		3,457,233

Information Technology - 1.4%

Activision Blizzard Inc 3.250% due 10/12/20 §	847,500	848,689
Infor (US) Inc Tranche B-5 3.750% due 06/03/20 §	497,364	496,618

		1,345,307

Materials - 2.2%

FMG Resources Property Ltd 4.250% due 06/30/19 §	1,488,772	1,502,031
NewPage Corp Term B 9.500% due 02/11/21 §	300,000	303,562
Tronox Inc Term B 4.500% due 03/19/20 §	248,125	249,969

		2,055,562

Telecommunication Services - 0.8%

Windstream Corp Tranche B-5 3.500% due 08/26/19 §	739,391	740,661

Total Senior Loan Notes (Cost $15,949,016)		16,006,866

MORTGAGE-BACKED SECURITIES - 0.3%

Collateralized Mortgage Obligations - Commercial - 0.3%

Hilton USA Trust 2.053% due 11/05/30 “ § ~	250,000	250,670

Total Mortgage-Backed Securities (Cost $250,000)		250,670

U.S. TREASURY OBLIGATIONS - 0.7%

U.S. Treasury Notes - 0.7%

0.250% due 02/28/15	500,000	500,557
0.875% due 11/30/16	175,000	175,636

Total U.S. Treasury Obligations (Cost $675,285)		676,193

	Shares	Value
SHORT-TERM INVESTMENT - 3.7%

Money Market Fund - 3.7%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	3,488,825	$3,488,825

Total Short-Term Investment (Cost $3,488,825)		3,488,825

TOTAL INVESTMENTS - 99.1% (Cost $92,840,786)		93,530,180

OTHER ASSETS & LIABILITIES, Net - 0.9%		824,510

NET ASSETS - 100.0%		$94,354,690

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	77.5%
Senior Loan Notes	16.9%
Short-Term Investment	3.7%
Others (each less than 3.0%)	1.0%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(b)	As of March 31, 2014, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AA / U.S. Government and Agency Issues	5.8%
A	22.7%
BBB	50.7%
BB	14.1%
B	6.7%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$73,107,626	$—	$73,107,626	$—
	Senior Loan Notes	16,006,866	—	16,006,866	—
	Mortgage-Backed Securities	250,670	—	250,670	—
	U.S. Treasury Obligations	676,193	—	676,193	—
	Short-Term Investment	3,488,825	3,488,825	—	—

	Total	$93,530,180	$3,488,825	$90,041,355	$—

B-6

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

PACIFIC LIFE FUNDS

PL SHORT DURATION INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2014:

Corporate Bonds & Notes
Value, Beginning of Year	$811,875
Purchases	274,375
Sales (Includes Paydowns)	(70,070)
Accrued Discounts (Premiums)	(7,739)
Net Realized Gains (Losses)	—
Change in Net Unrealized Depreciation	(7,558)
Transfers In	—
Transfers Out	(1,000,883)

Value, End of Year	$—

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$—

The significant unobservable inputs were provided by a vendor-priced single broker quote.

During the year ended March 31, 2014, an investment with a value of $1,000,883 was transferred from Level 3 to Level 2 due to the pricing vendor using evaluated pricing of the investment based on significant market observable inputs versus the use of a vendor-priced single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-7

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments

March 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 64.0%

Consumer Discretionary - 9.5%

Cedar Fair LP 5.250% due 03/15/21	$3,000,000	$3,052,500
DIRECTV Holdings LLC 2.400% due 03/15/17	2,000,000	2,045,422
Ford Motor Co 4.750% due 01/15/43	1,500,000	1,456,127
General Motors Co 6.250% due 10/02/43 ~	1,150,000	1,250,625
GLP Capital LP 4.875% due 11/01/20 ~	2,750,000	2,829,062
Kia Motors Corp (South Korea) 3.625% due 06/14/16 ~	1,500,000	1,561,952
Lennar Corp 4.500% due 06/15/19	3,000,000	3,060,000
MDC Holdings Inc 6.000% due 01/15/43	2,500,000	2,212,500
MGM Resorts International 6.750% due 10/01/20	3,500,000	3,889,375
PNK Finance Corp 6.375% due 08/01/21 ~	1,500,000	1,567,500
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	3,500,000	3,535,000
Standard Pacific Corp 6.250% due 12/15/21	2,500,000	2,675,000
Toll Brothers Finance Corp 4.375% due 04/15/23	2,500,000	2,418,750
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	3,500,000	3,631,250
Wyndham Worldwide Corp 2.950% due 03/01/17	4,000,000	4,081,976

		39,267,039

Consumer Staples - 0.8%

Reynolds Group Issuer Inc 5.750% due 10/15/20	3,000,000	3,157,500

Energy - 8.2%

Cimarex Energy Co 5.875% due 05/01/22	2,500,000	2,725,000
DCP Midstream Operating LP 3.875% due 03/15/23	3,500,000	3,426,651
Kinder Morgan Energy Partners LP 3.500% due 03/01/21	1,500,000	1,496,523
Kinder Morgan Inc 5.000% due 02/15/21 ~	1,000,000	1,006,519
Korea National Oil Corp (South Korea) 3.125% due 04/03/17 ~	3,000,000	3,134,157
Origin Energy Finance Ltd (Australia) 3.500% due 10/09/18 ~	1,800,000	1,834,695
Petrobras Global Finance BV (Netherlands) 4.375% due 05/20/23	3,000,000	2,752,929
Petrobras International Finance Co (Cayman) 5.375% due 01/27/21	3,000,000	3,049,275
Petroleos Mexicanos (Mexico) 4.875% due 01/18/24 ~	2,000,000	2,070,000
Sabine Pass Liquefaction LLC 5.875% due 02/01/21	2,250,000	2,331,563
Samson Investment Co 10.750% due 02/15/20 ~	2,000,000	2,190,000
The Williams Cos Inc 3.700% due 01/15/23	5,000,000	4,546,340
Transocean Inc (Cayman) 2.500% due 10/15/17	3,500,000	3,526,163

		34,089,815

	Principal Amount	Value
Financials - 18.2%

American Tower Corp REIT 5.000% due 02/15/24	$2,000,000	$2,087,360
ARC Properties Operating Partnership LP REIT 3.000% due 02/06/19 ~	2,000,000	1,993,702
Bank of America Corp 1.103% due 04/01/19 §	2,500,000	2,500,607
Bank of America NA 5.300% due 03/15/17	7,200,000	7,929,842
Carlyle Holdings Finance LLC 3.875% due 02/01/23 ~	3,000,000	3,000,414
CBL & Associates LP REIT 5.250% due 12/01/23	3,000,000	3,093,132
Columbia Property Trust Operating Partnership LP REIT 5.875% due 04/01/18	750,000	788,719
Duke Realty LP REIT 4.375% due 06/15/22	5,250,000	5,355,058
Export-Import Bank of Korea (South Korea) 1.250% due 11/20/15	2,000,000	2,017,074
Ford Motor Credit Co LLC 4.250% due 09/20/22	5,000,000	5,162,375
General Electric Capital Corp 0.957% due 04/02/18 §	3,000,000	3,031,326
Genworth Holdings Inc 4.900% due 08/15/23	3,600,000	3,782,614
Health Care REIT Inc 3.750% due 03/15/23	3,000,000	2,951,181
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	1,750,000	1,698,337
Kilroy Realty LP REIT 3.800% due 01/15/23	5,000,000	4,883,720
Liberty Mutual Group Inc 4.950% due 05/01/22 ~	4,500,000	4,825,359
Morgan Stanley 5.000% due 11/24/25	2,000,000	2,062,706
Neuberger Berman Group LLC 5.625% due 03/15/20 ~	1,000,000	1,055,000
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	3,100,000	3,100,465
Prudential Financial Inc 5.200% due 03/15/44 §	3,000,000	2,992,500
Raymond James Financial Inc 5.625% due 04/01/24	3,500,000	3,808,970
Vornado Realty LP REIT 5.000% due 01/15/22	2,500,000	2,666,065
Voya Financial Inc 2.900% due 02/15/18	2,000,000	2,051,596
WEA Finance LLC 3.375% due 10/03/22 ~	2,500,000	2,501,363

		75,339,485

Health Care - 0.8%

CHS/Community Health Systems Inc 6.875% due 02/01/22 ~	200,000	210,000
HCA Inc 6.500% due 02/15/20	2,000,000	2,245,000
McKesson Corp 2.284% due 03/15/19	1,500,000	1,489,834

		3,944,834

Industrials - 11.9%

Air Canada Pass Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	2,500,000	2,506,250
Air Lease Corp
3.375% due 01/15/19	2,500,000	2,546,875
3.875% due 04/01/21	2,500,000	2,512,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-8

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
British Airways Pass Through Trust ‘A’ (United Kingdom) 4.625% due 06/20/24 ~	$2,999,643	$3,136,726
British Airways Pass Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	3,200,000	3,398,080
Continental Airlines Pass Through Trust ‘A’ 4.000% due 04/29/26	3,500,000	3,491,250
Delta Air Lines Pass-Through Trust ‘A’
4.750% due 11/07/21	6,509,507	7,006,183
4.950% due 11/23/20	1,122,690	1,223,732
Hawaiian Airlines Pass Through Certificates ‘A’ 3.900% due 01/15/26	2,000,000	1,936,250
International Lease Finance Corp 7.125% due 09/01/18 ~	1,000,000	1,167,500
Owens Corning 4.200% due 12/15/22	3,500,000	3,477,751
Penske Truck Leasing Co LP 4.250% due 01/17/23 ~	3,500,000	3,538,861
The ADT Corp 6.250% due 10/15/21 ~	2,000,000	2,057,500
United Airlines Pass Through Trust ‘B’ 4.750% due 10/11/23	3,050,000	3,080,500
US Airways Pass Through Trust ‘A’ 4.625% due 12/03/26	4,733,698	4,934,880
Virgin Australia Trust (Australia) 5.000% due 04/23/25 ~	3,000,000	3,158,400

		49,173,238

Materials - 9.6%

Alphabet Holding Co Inc 7.750% PIK due 11/01/17	2,200,000	2,277,000
ArcelorMittal (Luxembourg) 6.000% due 03/01/21	2,500,000	2,678,125
Barrick Gold Corp (Canada) 3.850% due 04/01/22	3,000,000	2,870,742
Domtar Corp 4.400% due 04/01/22	2,000,000	1,992,084
Freeport-McMoran Copper & Gold Inc 3.550% due 03/01/22	5,500,000	5,262,191
Glencore Funding LLC
2.500% due 01/15/19 ~	1,000,000	966,999
4.125% due 05/30/23 ~	6,000,000	5,742,054
Packaging Corp of America 4.500% due 11/01/23	2,000,000	2,074,456
Reliance Steel & Aluminum Co 4.500% due 04/15/23	4,850,000	4,865,088
Samarco Mineracao SA (Brazil) 5.750% due 10/24/23 ~	3,000,000	3,026,250
Sealed Air Corp 8.375% due 09/15/21 ~	2,000,000	2,312,500
Southern Copper Corp 5.250% due 11/08/42	2,000,000	1,722,312
Tronox Finance LLC 6.375% due 08/15/20	2,000,000	2,065,000
Vale SA (Brazil) 5.625% due 09/11/42	2,000,000	1,880,828

		39,735,629

Telecommunication Services - 3.5%

CC Holdings GS V LLC 3.849% due 04/15/23	3,350,000	3,265,376
Hughes Satellite Systems Corp 6.500% due 06/15/19	2,500,000	2,756,250
Qwest Corp 6.750% due 12/01/21	2,650,000	2,963,813
T-Mobile USA Inc 6.542% due 04/28/20	250,000	270,000
Verizon Communications Inc 5.150% due 09/15/23	5,000,000	5,482,680

		14,738,119

	Principal Amount	Value
Utilities - 1.5%

Jersey Central Power & Light Co 4.700% due 04/01/24 ~	$3,000,000	$3,114,552
NRG Energy Inc 6.625% due 03/15/23	3,000,000	3,127,500

		6,242,052

Total Corporate Bonds & Notes (Cost $262,658,766)		265,687,711

SENIOR LOAN NOTES - 21.7%

Consumer Discretionary - 5.7%

Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	2,992,500	3,034,895
ClubCorp Club Operation Inc 4.000% due 07/24/20 §	1,421,014	1,426,342
Hilton Worldwide Finance LLC due 09/23/20 µ	1,000,000	1,003,000
Term B
3.500% due 10/25/20 §	1,907,895	1,913,618
Las Vegas Sands LLC Term B due 12/18/20 µ	1,000,000	999,609
3.250% due 12/19/20 §	2,992,500	2,991,330
Leonardo Acquisition Corp (1st Lien) due 01/31/21 µ	1,500,000	1,504,687
Seminole Tribe of Florida 3.000% due 04/29/20 §	4,336,788	4,332,724
Spin Holdco Inc (1st Lien) due 11/14/19 µ	1,500,000	1,502,062
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	2,000,000	2,011,226
Tribune Co 4.000% due 12/27/20 §	3,092,250	3,096,888

		23,816,381

Consumer Staples - 2.0%

Albertson’s LLC Term B-2 4.750% due 03/21/19 §	1,968,483	1,985,707
BJ’s Wholesale Club Inc (1st Lien) 4.500% due 09/26/19 §	2,962,631	2,977,622
Smart & Final Inc (1st Lien) 4.750% due 11/15/19 §	1,989,941	1,995,746
Sprouts Farmers Markets Holdings LLC 4.000% due 04/23/20 §	1,348,929	1,351,037

		8,310,112

Energy - 0.9%

Moxie Patriot LLC Term B-1 6.750% due 12/19/20 §	1,000,000	1,026,875
Samson Investment Co Tranche A (2nd Lien) 5.000% due 09/25/18 §	2,500,000	2,525,937

		3,552,812

Financials - 2.6%

Amwins Group (1st Lien) 5.000% due 09/06/19 §	2,984,909	3,011,027
First Data Corp Term B 4.155% due 09/24/18 §	2,500,000	2,509,635
HUB International Ltd Term B 4.750% due 10/02/20 §	1,990,000	1,998,706
Realogy Corp Term B 3.750% due 03/05/20 §	1,485,028	1,494,310
Stockbridge/SBE Holdings LLC Tranche B 13.000% due 05/02/17 §	1,450,000	1,602,250

		10,615,928

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-9

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Health Care - 2.5%

CHS/Community Health Systems Inc Term D 4.250% due 01/27/21 §	$997,500	$1,007,160
Fresenius US Finance I Inc Tranche B 2.233% due 08/07/19 §	4,477,500	4,474,003
Salix Pharmaceuticals Ltd 4.250% due 01/02/20 §	1,431,875	1,446,642
Valeant Pharmaceutical International Series C-2 Tranche B 3.750% due 12/11/19 §	3,447,500	3,464,737

		10,392,542

Industrials - 3.7%

AlixPartners LLP Term B-2 (1st Lien) 4.000% due 07/10/20 §	1,955,299	1,966,501
CSC Holdings LLC Term B 2.653% due 04/17/20 §	4,466,250	4,421,239
MRC Global 4.750% due 11/08/19 §	995,000	1,008,948
Rexnord LLC Term B 4.000% due 08/21/20 §	2,985,000	2,993,853
Sensata Technologies BV Term B 3.250% due 05/10/18 §	1,990,000	1,999,765
Tomkins Air (1st Lien) 4.250% due 11/09/18 §	2,962,613	2,975,574

		15,365,880

Information Technology - 1.2%

Activision Blizzard Inc 3.250% due 10/12/20 §	2,542,500	2,546,067
BMC Software Finance Inc 5.000% due 09/10/20 §	1,496,250	1,499,706
Excelitas Technologies Corp Term B 6.000% due 11/02/20 §	984,447	990,600

		5,036,373

Materials - 1.8%

FMG Resources Property Ltd due 06/28/19 µ	1,000,000	1,008,906
4.250% due 06/30/19 §	4,955,100	4,999,230
Polymer Group Inc 5.250% due 12/19/19 §	1,496,250	1,509,342

		7,517,478

Telecommunication Services - 1.2%

Level 3 Financing Inc
Tranche B
4.000% due 01/15/20 §	2,500,000	2,507,812
Tranche B-III
4.000% due 08/01/19 §	2,500,000	2,508,332

		5,016,144

Utilities - 0.1%

Raven Power Finance LLC 5.250% due 12/19/20 §	498,750	505,296

Total Senior Loan Notes (Cost $89,838,727)		90,128,946

MORTGAGE-BACKED SECURITIES - 0.4%

Collateralized Mortgage Obligation - Commercial - 0.4%

Hilton USA Trust 2.906% due 11/05/30 " § ~	1,500,000	1,504,839

Total Mortgage-Backed Securities (Cost $1,500,000)		1,504,839

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 1.0%

Fannie Mae 1.875% due 09/18/18	$4,000,000	$4,044,684

Total U.S. Government Agency Issues (Cost $4,060,134)		4,044,684

U.S. TREASURY OBLIGATIONS - 7.3%

U.S. Treasury Bonds - 0.9%

3.125% due 02/15/43	4,000,000	3,681,876

U.S. Treasury Notes - 6.4%

0.250% due 02/28/15	5,000,000	5,005,565
0.375% due 04/15/15	5,000,000	5,012,110
0.375% due 06/30/15	5,000,000	5,013,475
0.625% due 10/15/16	2,000,000	1,997,110
0.625% due 02/15/17	3,000,000	2,981,367
0.750% due 03/15/17	3,000,000	2,989,335
1.375% due 07/31/18	2,500,000	2,485,938
1.375% due 09/30/18	1,000,000	991,445

		26,476,345

Total U.S. Treasury Obligations (Cost $30,015,468)		30,158,221

FOREIGN GOVERNMENT BONDS & NOTES - 3.3%

Foreign Government Issues - 3.3%

Chile Government International Bond (Chile) 2.250% due 10/30/22	4,000,000	3,680,000
Mexico Government International Bond (Mexico)
3.500% due 01/21/21	1,000,000	1,015,000
3.625% due 03/15/22	2,000,000	2,007,000
Province of Ontario (Canada) 1.650% due 09/27/19	3,000,000	2,912,019
Republic of Korea (South Korea) 3.875% due 09/11/23	4,000,000	4,210,000

		13,824,019

Total Foreign Government Bonds & Notes (Cost $13,691,512)		13,824,019

	Shares
SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	7,791,290	7,791,290

Total Short-Term Investment (Cost $7,791,290)		7,791,290

TOTAL INVESTMENTS - 99.6% (Cost $409,555,897)		413,139,710

OTHER ASSETS & LIABILITIES, NET - 0.4%		1,568,869

NET ASSETS - 100.0%		$414,708,579

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-10

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	64.0%
Senior Loan Notes	21.7%
U.S. Treasury Obligations	7.3%
Foreign Government Bonds & Notes	3.3%
Others (each less than 3.0%)	3.3%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of March 31, 2014, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AA / U.S. Government and Agency Issues	10.8%
A	12.2%
BBB	43.5%
BB	18.6%
B	12.9%
CCC	0.5%
Not Rated	1.5%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$265,687,711	$—	$265,687,711	$—
	Senior Loan Notes	90,128,946	—	90,128,946	—
	Mortgage-Backed Securities	1,504,839	—	1,504,839	—
	U.S. Government Agency Issues	4,044,684	—	4,044,684	—
	U.S. Treasury Obligations	30,158,221	—	30,158,221	—
	Foreign Government Bonds & Notes	13,824,019	—	13,824,019	—
	Short-Term Investment	7,791,290	7,791,290	—	—

	Total	$413,139,710	$7,791,290	$405,348,420	$—

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2014:

Corporate Bonds & Notes
Value, Beginning of Year	$15,838,938
Purchases	784,688
Sales (Includes Paydowns)	(4,539,156)
Accrued Discounts (Premiums)	(40,964)
Net Realized Gains	127,930
Change in Net Unrealized Depreciation	(230,373)
Transfers In	—
Transfers Out	(11,941,063)

Value, End of Year	$—

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$—

The significant unobservable inputs were provided by a vendor-priced single broker quote.

During the year ended March 31, 2014, investments with a total aggregate value of $11,941,063 were transferred from Level 3 to Level 2 due to the pricing vendor using evaluated pricing of the investments based on significant market observable inputs versus the use of a vendor-priced single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-11

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2014

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.2%

Energy - 0.2%

Halcon Resources Corp 5.750% *	200	$160,203

Total Convertible Preferred Stocks (Cost $200,000)		160,203

COMMON STOCKS - 2.9%

Consumer Discretionary - 1.1%

Cedar Fair LP	2,500	127,325
Ford Motor Co	6,380	99,528
L Brands Inc	1,900	107,863
Las Vegas Sands Corp	1,550	125,209
Lennar Corp ‘A’	2,825	111,927
MGM Resorts International *	3,850	99,561
Standard Pacific Corp	11,500	95,565

		766,978

Energy - 0.2%

Concho Resources Inc *	975	119,438
Halcon Resources Corp *	1,993	8,629

		128,067

Health Care - 0.1%

HCA Holdings Inc *	1,875	98,438

Industrials - 0.5%

Ply Gem Holdings Inc	7,000	88,410
The ADT Corp	3,410	102,130
The Boeing Co	725	90,980
United Rentals Inc *	1,175	111,555

		393,075

Information Technology - 0.3%

CDW Corp	4,350	119,364
CommScope Holding Co Inc *	3,500	86,380

		205,744

Materials - 0.4%

Freeport-McMoRan Copper & Gold Inc	3,100	102,517
Louisiana-Pacific Corp *	5,800	97,846
Rock-Tenn Co	1,150	121,406

		321,769

Telecommunication Services - 0.1%

Intelsat SA (Luxembourg) *	4,680	87,610

Utilities - 0.2%

NRG Energy Inc	3,500	111,300

Total Common Stocks (Cost $1,793,633)		2,112,981

	Principal Amount
CORPORATE BONDS & NOTES - 71.8%

Consumer Discretionary - 10.6%

Advance Auto Parts Inc 4.500% due 12/01/23	$500,000	513,218
Beazer Homes USA Inc
7.250% due 02/01/23	400,000	420,000
7.500% due 09/15/21	150,000	162,000
9.125% due 06/15/18	250,000	265,313

	Principal Amount	Value
Boyd Gaming Corp 9.000% due 07/01/20	$350,000	$388,938
Caesars Entertainment Operating Co Inc
9.000% due 02/15/20	100,000	90,250
11.250% due 06/01/17	100,000	96,500
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20 ~	100,000	105,750
11.000% due 10/01/21 ~	100,000	105,500
CEC Entertainment Inc 8.000% due 02/15/22 ~	500,000	520,000
Cedar Fair LP 5.250% due 03/15/21	300,000	305,250
GLP Capital LP 4.875% due 11/01/20 ~	200,000	205,750
Greektown Holdings LLC 8.875% due 03/15/19 ~	250,000	259,375
Hilton Worldwide Finance LLC 5.625% due 10/15/21 ~	250,000	261,719
Icahn Enterprises LP 5.875% due 02/01/22 ~	200,000	203,500
Jo-Ann Stores Holdings Inc 9.750% PIK due 10/15/19 ~	200,000	209,500
Jo-Ann Stores Inc 8.125% due 03/15/19 ~	300,000	312,750
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	250,000	268,750
Landry’s Inc 9.375% due 05/01/20 ~	100,000	110,625
Lennar Corp 4.500% due 06/15/19	450,000	459,000
MGM Resorts International 6.750% due 10/01/20	350,000	388,935
Neiman Marcus Group LLC
8.000% due 10/15/21 ~	50,000	55,188
8.750% PIK due 10/15/21 ~	400,000	444,000
NPC International Inc 10.500% due 01/15/20	400,000	459,000
Penn National Gaming Inc 5.875% due 11/01/21 ~	300,000	295,500
ServiceMaster Co 8.000% due 02/15/20	400,000	436,000
Wyndham Worldwide Corp 3.900% due 03/01/23	350,000	343,589

		7,685,900

Consumer Staples - 2.3%

Beverages & More Inc 10.000% due 11/15/18 ~	350,000	365,313
JBS Investments GmbH (Austria) 7.750% due 10/28/20 ~	200,000	211,750
JBS USA LLC 7.250% due 06/01/21 ~	250,000	266,875
Reynolds Group Issuer Inc 9.875% due 08/15/19	200,000	224,500
Roundy’s Supermarkets Inc 10.250% due 12/15/20 ~	350,000	374,500
Smithfield Foods Inc 5.875% due 08/01/21 ~	200,000	208,000

		1,650,938

Energy - 12.1%

Arch Coal Inc 7.250% due 10/01/20	200,000	154,500
Atlas Pipeline Partners LP 6.625% due 10/01/20	200,000	214,000
Basic Energy Services Inc 7.750% due 02/15/19	400,000	431,500
Calumet Specialty Products Partners LP 6.500% due 04/15/21 ~	300,000	303,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-12

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Chaparral Energy Inc 8.250% due 09/01/21	$350,000	$386,750
Crestwood Midstream Partners LP 6.125% due 03/01/22 ~	250,000	262,500
EV Energy Partners LP 8.000% due 04/15/19	325,000	338,000
Halcon Resources Corp
8.875% due 05/15/21	350,000	364,875
9.750% due 07/15/20	50,000	54,125
Hercules Offshore Inc
6.750% due 04/01/22 ~	150,000	145,688
7.500% due 10/01/21 ~	250,000	253,750
Hiland Partners LP 7.250% due 10/01/20 ~	300,000	327,750
Kinder Morgan Inc 5.000% due 02/15/21 ~	300,000	301,956
Linn Energy LLC
7.000% due 11/01/19 ~	400,000	419,000
7.750% due 02/01/21	250,000	270,000
MEG Energy Corp (Canada)
6.375% due 01/30/23 ~	100,000	104,000
6.500% due 03/15/21 ~	150,000	158,625
Northern Blizzard Resources Inc 7.250% due 02/01/22 ~	250,000	257,813
Petrobras Global Finance BV (Netherlands) 4.875% due 03/17/20	500,000	502,520
Petroleos Mexicanos (Mexico) 4.875% due 01/18/24 ~	400,000	414,000
Pioneer Energy Services Corp 6.125% due 03/15/22 ~	200,000	204,000
Regency Energy Partners LP
5.750% due 09/01/20	250,000	261,250
5.875% due 03/01/22	50,000	52,000
Samson Investment Co 10.750% due 02/15/20 ~	350,000	383,250
SandRidge Energy Inc 7.500% due 03/15/21	350,000	375,375
Seadrill Ltd (Bermuda) 5.625% due 09/15/17 ~	300,000	314,250
Tervita Corp (Canada)
8.000% due 11/15/18 ~	150,000	152,250
10.875% due 02/15/18 ~	250,000	252,188
The Williams Cos Inc 3.700% due 01/15/23	500,000	454,634
Transocean Inc (Cayman)
3.800% due 10/15/22	400,000	383,140
6.375% due 12/15/21	250,000	281,454

		8,778,143

Financials - 10.4%

Carlyle Holdings Finance LLC 3.875% due 02/01/23 ~	250,000	250,035
CBL & Associates LP REIT 5.250% due 12/01/23	400,000	412,418
DDR Corp REIT 3.500% due 01/15/21	500,000	497,248
Duke Realty LP REIT
3.875% due 02/15/21	500,000	501,761
4.375% due 06/15/22	250,000	255,003
DuPont Fabros Technology LP REIT 5.875% due 09/15/21	250,000	265,625
First Data Corp
6.750% due 11/01/20 ~	100,000	108,000
7.375% due 06/15/19 ~	100,000	107,750
10.625% due 06/15/21	100,000	113,000
Genworth Holdings Inc 4.900% due 08/15/23	300,000	315,218
Health Care REIT Inc 3.750% due 03/15/23	350,000	344,304

	Principal Amount	Value
Hockey Merger Sub 2 Inc 7.875% due 10/01/21 ~	$300,000	$321,750
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	250,000	242,620
Jefferies Finance LLC 6.875% due 04/15/22 ~	200,000	202,500
Kilroy Realty LP REIT 3.800% due 01/15/23	250,000	244,186
Liberty Mutual Group Inc
4.250% due 06/15/23 ~	350,000	355,918
4.950% due 05/01/22 ~	250,000	268,076
Mid-America Apartments LP REIT 4.300% due 10/15/23	300,000	303,270
Nuveen Investments Inc 9.125% due 10/15/17 ~	450,000	478,125
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	400,000	400,060
Prudential Financial Inc 5.200% due 03/15/44 §	300,000	299,250
Raymond James Financial Inc 5.625% due 04/01/24	350,000	380,897
RHP Hotel Properties LP REIT 5.000% due 04/15/21	250,000	253,125
The Howard Hughes Corp 6.875% due 10/01/21 ~	250,000	271,250
Vornado Realty LP REIT 5.000% due 01/15/22	350,000	373,249

		7,564,638

Health Care - 5.3%

Aviv Healthcare Properties LP 6.000% due 10/15/21	200,000	208,500
Capsugel SA (Luxembourg) 7.000% PIK due 05/15/19 ~	300,000	309,563
CHS/Community Health Systems Inc 6.875% due 02/01/22 ~	400,000	420,000
DJO Finance LLC 7.750% due 04/15/18	500,000	528,750
Jaguar Holding Co I 9.375% PIK due 10/15/17 ~	200,000	211,250
JLL/Delta Dutch Newco BV (Netherlands) 7.500% due 02/01/22 ~	350,000	361,813
MPH Acquisition Holdings LLC 6.625% due 04/01/22 ~	250,000	257,188
Prospect Medical Holdings Inc 8.375% due 05/01/19 ~	250,000	275,000
Quest Diagnostics Inc 4.250% due 04/01/24	500,000	498,066
Tenet Healthcare Corp
6.000% due 10/01/20 ~	50,000	53,592
8.000% due 08/01/20	50,000	54,750
8.125% due 04/01/22	400,000	448,000
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	200,000	217,000

		3,843,472

Industrials - 9.1%

ADS Waste Holdings Inc 8.250% due 10/01/20	350,000	382,375
Ahern Rentals Inc 9.500% due 06/15/18 ~	200,000	222,250
Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	250,000	253,750
Air Lease Corp
3.875% due 04/01/21	250,000	251,250
4.750% due 03/01/20	800,000	852,000
American Airlines Pass-Through Trust ‘B’ 5.625% due 01/15/21 ~	194,142	199,966
British Airways Pass Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	550,000	584,045

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-13

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
CPG Merger Sub LLC 8.000% due 10/01/21 ~	$200,000	$216,000
International Lease Finance Corp
6.250% due 05/15/19	450,000	498,375
7.125% due 09/01/18 ~	250,000	291,875
Modular Space Corp 10.250% due 01/31/19 ~	250,000	260,625
Nortek Inc 8.500% due 04/15/21	195,000	218,888
Owens Corning 9.000% due 06/15/19	700,000	868,358
Roofing Supply Group LLC 10.000% due 06/01/20 ~	250,000	281,875
The ADT Corp 6.250% due 10/15/21 ~	300,000	308,625
TMS International Corp 7.625% due 10/15/21 ~	250,000	270,000
United Airlines Pass Through Trust ‘B’
4.750% due 10/11/23	150,000	151,500
5.375% due 02/15/23	200,000	204,760
US Airways Pass Through Trust ‘B’ 5.375% due 05/15/23	250,000	252,200

		6,568,717

Information Technology - 1.5%

Advanced Micro Devices Inc 6.750% due 03/01/19 ~	350,000	352,188
Blackboard Inc 7.750% due 11/15/19 ~	325,000	342,063
BMC Software Inc 7.250% due 06/01/18	100,000	104,000
Entegris Inc 6.000% due 04/01/22 ~	250,000	256,250

		1,054,501

Materials - 13.1%

AK Steel Corp 8.375% due 04/01/22	400,000	405,000
ArcelorMittal (Luxembourg)
6.000% due 03/01/21	300,000	321,375
7.250% due 03/01/41	350,000	352,625
7.500% due 10/15/39	250,000	259,688
Ardagh Packaging Finance PLC (Ireland)
6.250% due 01/31/19 ~	250,000	261,875
6.750% due 01/31/21 ~	250,000	261,875
7.000% due 11/15/20 ~	79,412	83,978
Barrick Gold Corp (Canada) 3.850% due 04/01/22	450,000	430,611
Beverage Packaging Holdings Luxembourg II SA (Luxembourg) 6.000% due 06/15/17 ~	600,000	622,500
BOE Intermediate Holding Corp 9.000% PIK due 11/01/17 ~	411,375	448,656
BOE Merger Corp 9.500% PIK due 11/01/17 ~	200,000	213,000
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	250,000	252,483
Exopack Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	250,000	266,250
FMG Resources Property Ltd (Australia) 6.875% due 04/01/22 ~	250,000	270,313
Freeport-McMoran Copper & Gold Inc 3.550% due 03/01/22	250,000	239,191
Glencore Funding LLC 4.125% due 05/30/23 ~	500,000	478,505
Hexion U.S. Finance Corp 6.625% due 04/15/20	250,000	260,000
INEOS Group Holdings SA (Luxembourg) 5.875% due 02/01/19 ~	250,000	255,938
Mustang Merger Corp 8.500% due 08/15/21 ~	250,000	275,000

	Principal Amount	Value
New Gold Inc (Canada) 6.250% due 11/15/22 ~	$300,000	$306,000
Reliance Steel & Aluminum Co 4.500% due 04/15/23	750,000	752,333
Samarco Mineracao SA (Brazil) 5.750% due 10/24/23 ~	250,000	252,188
Sappi Papier Holding GmbH (Austria) 7.750% due 07/15/17 ~	200,000	223,500
8.375% due 06/15/19 ~	350,000	390,250
TPC Group Inc 8.750% due 12/15/20 ~	350,000	385,438
Tronox Finance LLC 6.375% due 08/15/20	300,000	309,750
Vale Overseas Ltd (Cayman) 4.375% due 01/11/22	250,000	249,487
Wise Metals Group LLC 8.750% due 12/15/18 ~	250,000	269,375
Xstrata Finance Canada Ltd (Canada) 4.250% due 10/25/22 ~	400,000	390,795

		9,487,979

Telecommunication Services - 6.3%

Digicel Ltd (Bermuda) 6.000% due 04/15/21 ~	300,000	307,500
Intelsat Jackson Holdings SA (Luxembourg) 6.625% due 12/15/22 ~	250,000	261,250
7.750% due 06/01/21	600,000	633,750
Level 3 Financing Inc 7.000% due 06/01/20	350,000	381,063
Qwest Corp 6.750% due 12/01/21	600,000	671,052
Sprint Communications Inc 7.000% due 03/01/20 ~	100,000	115,750
Sprint Corp 7.250% due 09/15/21 ~	600,000	656,250
T-Mobile USA Inc
6.250% due 04/01/21	100,000	106,125
6.633% due 04/28/21	300,000	323,625
Verizon Communications Inc
3.450% due 03/15/21	500,000	507,777
5.150% due 09/15/23	500,000	548,268

		4,512,410

Utilities - 1.1%

Calpine Corp
6.000% due 01/15/22 ~	50,000	52,750
7.875% due 01/15/23 ~	212,000	238,500
Jersey Central Power & Light Co 4.700% due 04/01/24 ~	250,000	259,546
NRG Energy Inc
6.250% due 07/15/22 ~	100,000	103,250
6.625% due 03/15/23	150,000	156,375

		810,421

Total Corporate Bonds & Notes (Cost $50,654,328)		51,957,119

SENIOR LOAN NOTES - 19.7%

Consumer Discretionary - 7.0%

Brickman Group Holdings Inc (2nd Lien)
due 12/17/21 µ	250,000	256,000
7.500%due 12/17/21 §	250,000	256,000
CEC Entertainment Inc due 02/14/21 µ	250,000	248,698
Charter Communications Term B due 07/01/20 µ	500,000	496,500
Chrysler Group Term B due 12/31/18 µ	500,000	498,527

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-14

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Hilton Worldwide Finance LLC due 10/26/20 µ	$250,000	$250,750
IMG Worldwide Inc due 03/24/21 µ	250,000	249,063
Las Vegas Sands LLC Term B 3.250% due 12/19/20 §	498,750	498,555
MGM Resorts International Term B due 12/20/19 µ	250,000	249,948
Phillips Pet Food & Supplies (1st Lien) 4.500% due 01/31/21 §	250,000	251,406
Seminole Tribe of Florida 3.000% due 04/29/20 §	481,865	481,414
Spin Holdco Inc (1st Lien) due 11/14/19 µ	500,000	500,688
Tribune Co due 11/20/20 µ	500,000	500,750
4.000% due 12/27/20 §	349,125	349,649

		5,087,948

Consumer Staples - 1.3%

Albertson’s LLC Term B-2 4.750% due 03/21/19 §	347,379	350,419
BJ’s Wholesale Club Inc (2nd Lien) 8.500% due 03/26/20 §	250,000	256,615
Reddy Ice Corp Term B (1st Lien) 6.751% due 05/01/19 §	346,500	344,768

		951,802

Energy - 0.7%

HGIM Corp Term B 5.500% due 06/18/20 §	248,750	249,683
Samson Investment Co Tranche 1 (2nd Lien) 5.000% due 09/25/18 §	250,000	252,594

		502,277

Financials - 1.0%

ROC Finance LLC Term B 5.000% due 06/20/19 §	498,747	488,149
Stockbridge/SBE Holdings LLC Tranche B 13.000% due 05/02/17 §	175,000	193,375

		681,524

Health Care - 2.1%

CHS/Community Health Systems Inc Term D 4.250% due 01/27/21 §	399,000	402,864
Iasis Healthcare LLC Term B-2 4.500% due 05/03/18 §	345,625	347,407
Jll Delta Dutch BV due 03/11/21 µ	250,000	249,115
Pharmedium Healthcare Co (1st Lien) due 01/28/21 µ	500,000	501,563

		1,500,949

Industrials - 3.9%

Apex Tool Group LLC 4.500% due 01/31/20 §	247,500	245,644
CSC Holdings LLC Term B 2.653% due 04/17/20 §	497,494	492,480
Gypsum Management & Supply Inc due 03/27/21 µ	500,000	500,000
Husky Injection Molding Systems Ltd 4.250% due 06/30/18 §	500,000	502,188
MRC Global 4.750% due 11/08/19 §	348,250	353,132
Sensata Technologies BV Term B 3.250% due 05/10/18 §	497,500	499,941
Spirit AeroSystems Inc due 04/18/19 µ	250,000	249,740

		2,843,125

	Principal Amount	Value
Information Technology - 0.9%

Activision Blizzard Inc 3.250% due 10/12/20 §	$423,750	$424,345
BMC Software Finance Inc 5.000% due 09/10/20 §	249,375	249,931

		674,276

Materials - 2.4%

FMG Resources Property Ltd
due 06/28/19 µ	250,000	252,227
4.250% due 06/30/19 §	497,500	501,931
Ranpak Corp (2nd Lien) 8.500% due 04/23/20 §	250,000	257,500
Tronox Inc Term B (Netherlands) 4.500% due 03/19/20 §	248,125	249,969
Univar Inc Term B due 06/30/17 µ	500,000	499,286

		1,760,913

Telecommunication Services - 0.4%

Windstream Corp Tranche B-4 3.500% due 01/23/20 §	246,875	246,926

Total Senior Loan Notes (Cost $14,211,386)		14,249,740

MORTGAGE-BACKED SECURITIES - 0.4%

Collateralized Mortgage Obligations - Commercial - 0.4%

Hilton USA Trust 2.910% due 11/05/30 " § ~	250,000	250,807

Total Mortgage-Backed Securities (Cost $250,000)		250,807

	Shares
SHORT-TERM INVESTMENT - 11.1%

Money Market Fund - 11.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	8,042,425	8,042,425

Total Short-Term Investment (Cost $8,042,425)		8,042,425

TOTAL INVESTMENTS - 106.1% (Cost $75,151,772)		76,773,275

OTHER ASSETS & LIABILITIES, NET - (6.1%)		(4,437,688)

NET ASSETS - 100.0%		$72,335,587

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	71.8%
Senior Loan Notes	19.7%
Short-Term Investment	11.1%
Others (each less than 3.0%)	3.5%

	106.1%
Other Assets & Liabilities, Net	(6.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-15

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

(b)	As of March 31, 2014, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A	0.8%
BBB	29.9%
BB	20.7%
B	26.4%
CCC	19.8%
Not Rated	2.4%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$160,203	$160,203	$—	$—
	Common Stocks (1)	2,112,981	2,112,981	—	—
	Corporate Bonds & Notes	51,957,119	—	51,957,119	—
	Senior Loan Notes	14,249,740	—	14,249,740	—
	Mortgage-Backed Securities	250,807	—	250,807	—
	Short-Term Investment	8,042,425	8,042,425	—	—

	Total	$76,773,275	$10,315,609	$66,457,666	$—

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2014:

Corporate Bonds & Notes
Value, Beginning of Year	$950,219
Purchases	—
Sales (Includes Paydowns)	(745,046)
Accrued Discounts (Premiums)	(534)
Net Realized Gains	21,806
Change in Net Unrealized Depreciation	(26,479)
Transfers In	—
Transfers Out	(199,966)

Value, End of Year	$—

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$—

The significant unobservable inputs were provided by a vendor-priced single broker quote.

During the year ended March 31, 2014, an investment with a value of $199,966 was transferred from Level 3 to Level 2 due to the pricing vendor using evaluated pricing of the investments based on significant market observable inputs versus the use of a vendor-priced single broker quote.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-16

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments

March 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 1.9%

Consumer Staples - 0.5%

Reynolds Group Issuer Inc
5.750% due 10/15/20	$3,750,000	$3,946,875
9.000% due 04/15/19	1,000,000	1,075,000
9.875% due 08/15/19	500,000	561,250

		5,583,125

Financials - 0.4%

First Data Corp 6.750% due 11/01/20 ~	3,500,000	3,780,000

Industrials - 0.3%

US Airways Pass Through Trust ‘B’ 5.375% due 05/15/23	3,000,000	3,026,400

Materials - 0.3%

Hexion U.S. Finance Corp 6.625% due 04/15/20	3,000,000	3,120,000

Telecommunication Services - 0.4%

Intelsat Luxembourg SA (Luxembourg)
7.750% due 06/01/21	3,000,000	3,168,750
8.125% due 06/01/23	1,000,000	1,063,750

		4,232,500

Total Corporate Bonds & Notes (Cost $19,219,304)		19,742,025

SENIOR LOAN NOTES - 95.5%

Consumer Discretionary - 26.8%

99 Cents Only Stores Tranche B-2 4.500% due 01/11/19 §	11,947,481	12,057,936
Advantage Sales & Marketing Inc
(1st Lien)
4.250% due 12/18/17 §	3,019,573	3,036,558
(2nd Lien)
8.250% due 06/17/18 §	1,100,000	1,119,250
Affinia Group Inc Tranche B-2 4.863% due 04/25/20 §	2,977,500	2,989,559
Audio Visual Services Group Inc (1st Lien) 4.500% due 01/25/21 §	5,750,000	5,793,125
Brickman Group Holdings Inc (2nd Lien) due 12/17/21 µ	250,000	256,000
7.500% due 12/17/21 §	8,083,333	8,277,333
Burlington Coat Factory Warehouse Corp Term B-2 4.250% due 02/23/17 §	5,250,064	5,282,058
Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	16,957,500	17,197,737
CCC Holdings Inc 4.000% due 12/20/19 §	9,661,539	9,679,577
CEC Entertainment Inc Term B 4.250% due 02/14/21 §	15,375,000	15,294,927
CityCenter Holdings LLC Term B (1st Lien) 5.000% due 10/16/20 §	1,496,250	1,510,433
Clear Channel Communications Inc, Tranche D
due 01/30/19 µ	2,500,000	2,452,032
6.903% due 01/30/19 §	5,686,491	5,577,384
Cooper-Standard Automotive Inc due 03/26/21 µ	3,000,000	3,009,390

	Principal Amount	Value
Golden Nugget Inc
5.500% due 11/05/19 §	$8,029,875	$8,225,603
5.500% due 11/21/19 §	3,441,375	3,525,259
Great Wolf Resorts Inc Term B 4.500% due 08/06/20 §	4,714,375	4,737,947
Hilton Worldwide Inc 3.500% due 10/25/20 §	9,921,053	9,950,816
Hudson’s Bay Co Term B (1st Lien) 4.750% due 11/04/20 §	5,087,500	5,166,041
IMG Worldwide Inc due 03/24/21 µ	7,250,000	7,222,813
(2nd Lien) due 03/21/22 µ	2,250,000	2,272,500
Jo-Ann Stores Inc Term B 4.000% due 03/16/18 §	5,984,925	5,988,593
La Quinta International Holding LLC due 02/19/21 µ	2,250,000	2,253,868
Leonardo Acquisition Corp (1st Lien) 4.250% due 01/31/21 §	14,750,000	14,796,094
Leslie’s Poolmart Inc Tranche B 4.250% due 10/16/19 §	11,130,934	11,196,328
Mitchell International Inc
4.500% due 10/12/20 §	997,500	1,002,238
(2nd Lien)
8.500% due 10/11/21 §	4,750,000	4,824,813
NEP/NCP Holdco Inc (1st Lien) due 01/03/20 µ	3,000,000	3,016,251
4.250% due 01/22/20 §	500,000	502,708
Nine West Holdings due 09/05/19 µ	4,500,000	4,530,938
due 03/31/22 µ	3,000,000	3,037,500
NPC International Inc 4.000% due 12/28/18 §	1,673,820	1,685,328
Oceania Cruises Inc Term B-1 5.250% due 07/02/20 §	11,731,847	11,849,165
Pacific Industrial Services Finco Property Ltd Term B 5.000% due 09/24/18 §	3,184,000	3,233,750
PFS Holding Corp
(1st Lien)
4.500% due 01/31/21 §	3,750,000	3,771,094
(2nd Lien)
8.250% due 01/31/22 §	1,500,000	1,513,125
Playa Resorts Holding BV (Netherlands) 4.000% due 08/09/19 §	8,711,237	8,765,683
RE/MAX LLC 4.000% due 07/31/20 §	6,699,375	6,709,759
Spin Holdco Inc (1st Lien)
due 11/14/19 µ	1,000,000	1,001,375
4.250% due 11/14/19 §	11,711,897	11,728,001
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	16,961,250	17,047,379
Tribune Co 4.000% due 12/27/20 §	15,561,000	15,584,341
Tropicana Entertainment (1st Lien) 4.000% due 11/18/20 §	7,976,833	8,014,228
Valleycrest Cos LLC 5.500% due 06/13/19 §	1,985,000	2,004,850
Yonkers Racing Corp
(1st Lien)
4.250% due 08/20/19 §	3,990,000	3,985,012
(2nd Lien)
8.750% due 08/20/20 §	500,000	497,500

		283,174,199

Consumer Staples - 9.0%

Albertson’s LLC Term B-2 4.750% due 03/21/19 §	7,437,277	7,502,353
Arden Group Term B 5.250% due 02/19/20 §	5,250,000	5,250,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-17

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Arysta LifeScience Corp (2nd Lien) 8.250% due 11/30/20 §	$3,500,000	$3,583,125
Arysta LifeScience SPC LLC (1st Lien) due 05/25/20 µ	1,000,000	1,005,000
4.500% due 05/29/20 §	6,699,372	6,732,869
Atrium Innovation Inc
(2nd Lien) due 07/29/21 µ	2,000,000	2,033,750
7.750% due 08/13/21 §	1,000,000	1,016,875
Tranche B-1 (1st Lien)
4.250% due 02/15/21 §	1,000,000	998,438
BJ’s Wholesale Club Inc
(1st Lien)
4.500% due 09/26/19 §	1,980,059	1,990,078
(2nd Lien)
8.500% due 03/26/20 §	8,450,000	8,673,570
HJ Heinz Co Term B-2 3.500% due 06/05/20 §	4,466,250	4,496,679
Performance Food Group Inc 6.250% due 11/14/19 §	4,962,500	5,046,242
Reddy Ice Corp Term B (1st Lien) 6.751% due 05/01/19 §	7,658,521	7,620,228
Reynolds Group Holdings 4.000% due 12/01/18 §	6,196,969	6,227,470
Rite Aid Corp
Tranche 1 (2nd Lien)
5.750% due 08/21/20 §	4,310,930	4,419,781
Tranche 2
4.875% due 06/21/21 §	5,750,000	5,845,835
Smart & Final Inc (1st Lien)
4.750% due 11/15/19 §	7,694,823	7,717,268
Sprouts Farmers Markets Inc due 04/23/20 µ	1,537,444	1,539,847
4.000% due 04/23/20 §	6,593,074	6,603,379
US Foods Inc 4.500% due 03/31/19 §	6,947,500	6,994,396

		95,297,183

Energy - 5.9%

Chesapeake Energy Corp 5.750% due 12/02/17 §	7,000,000	7,168,441
Crestwood Holdings LLC Term B-1 7.000% due 06/19/19 §	6,419,939	6,544,326
HGIM Corp Term B 5.500% due 06/18/20 §	15,683,719	15,742,533
Moxie Liberty LLC Term B-1
7.500% due 08/21/20 §	2,250,000	2,311,875
Moxie Patriot LLC Term B-1
6.750% due 12/19/20 §	1,500,000	1,540,312
Pacific Drilling SA 4.500% due 06/03/18 §	6,451,250	6,485,925
Samson Investment Co Tranche 1 (2nd Lien) 5.000% due 09/25/18 §	16,850,882	17,025,710
Seadrill Ltd (Bermuda) 4.000% due 02/21/21 §	5,236,875	5,230,795

		62,049,917

Financials - 7.8%

Amwins Group (1st Lien)
5.000% due 09/06/19 §	9,913,607	10,000,352
Assured Partners
(1st Lien) due 03/31/21 µ	2,250,000	2,238,750
(2nd Lien) due 03/31/22 µ	750,000	742,500
Capital Automotive LP
(2nd Lien)
6.000% due 04/30/20 §	1,000,000	1,033,125
Tranche B-1
4.000% due 04/10/19 §	6,434,510	6,466,682

	Principal Amount	Value
Duff & Phelps Corp
4.500% due 04/23/20 §	$5,964,971	$5,997,594
First Data Corp Term B 4.155% due 09/24/18 §	1,000,000	1,003,854
HUB International Limited Term B 4.750% due 10/02/20 §	13,930,000	13,990,944
Realogy Group
4.409% due 10/10/16 §	44,744	44,772
Term B
3.750% due 03/05/20 §	7,425,141	7,471,548
ROC Finance LLC Term B 5.000% due 06/20/19 §	4,477,500	4,382,353
SAM Finance Lux SARL 4.250% due 12/17/20 §	7,730,625	7,749,952
Stockbridge/SBE Holdings LLC Tranche B 13.000% due 05/02/17 §	2,000,000	2,210,000
Trans Union LLC due 03/21/22 µ	3,250,000	3,259,142
USI Inc 4.250% due 12/27/19 §	15,234,620	15,310,793

		81,902,361

Health Care - 5.0%

Accellent Medical Device
(1st Lien)
4.500% due 03/12/21 §	3,500,000	3,500,000
(2nd Lien) due 02/24/21 µ	1,500,000	1,503,750
CHS/Community Health Systems Inc
Term D
4.250% due 01/27/21 §	7,730,625	7,805,488
Term E
3.469% due 01/25/17 §	2,244,375	2,262,779
Iasis Healthcare LLC Term B-2 4.500% due 05/03/18 §	5,356,234	5,383,851
JLL/Delta Dutch Newco BV 4.250% due 03/11/21 §	5,000,000	4,982,290
Medpace Inc due 03/31/21 µ	1,500,000	1,507,500
MultiPlan Inc 4.000% due 03/31/21 §	3,000,000	3,002,343
Par Pharmaceutical Cos Inc Term B-2 4.000% due 09/30/19 §	10,144,668	10,173,620
Pharmedium Healthcare Corp
(1st Lien) due 01/22/21 µ	295,872	296,796
4.250% due 01/28/21 §	1,000,000	1,003,125
(2nd Lien)
7.750% due 01/28/22 §	2,000,000	2,030,000
Phibro Animal Health Corp due 03/26/21 µ	750,000	750,469
Quintiles Transnational Corp Term B-3 3.750% due 06/08/18 §	5,320,405	5,330,381
Valeant Pharmaceuticals International Inc Series E-1 Tranche B 3.750% due 08/05/20 §	2,801,011	2,817,784

		52,350,176

Industrials - 22.8%

Accudyne Industries LLC 4.000% due 12/13/19 §	4,837,868	4,843,160
Air Distribution Technologies Inc (1st Lien) 4.250% due 11/09/18 §	7,332,534	7,364,614
Alixpartners LLP
(2nd Lien)
9.000% due 07/10/21 §	5,800,000	5,939,565
Term B-2 (1st Lien)
4.000% due 07/10/20 §	4,677,072	4,703,866

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-18

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Allflex Holdings III Inc
(1st Lien)
4.250% due 07/17/20 §	$6,716,250	$6,747,736
(2nd Lien)
8.000% due 07/19/21 §	4,155,000	4,223,819
Alliance Laundry Systems LLC (1st Lien) 4.250% due 12/10/18 §	2,248,402	2,258,706
Allied Security Holdings LLC
(1st Lien)
4.250% due 02/12/21 §	3,321,429	3,315,892
(2nd Lien)
8.000% due 08/13/21 §	5,626,712	5,654,846
Alpha Topco Limited Facility B 4.500% due 04/30/19 §	13,025,648	13,161,714
Apex Tool Group LLC 4.500% due 01/31/20 §	5,692,500	5,649,806
Atkore International
(1st Lien) due 03/26/21 µ	3,000,000	3,000,939
(2nd Lien) due 03/26/21 µ	2,000,000	2,020,000
Bombardier Recreational Products Inc Term B 4.000% due 01/30/19 §	5,000,000	5,010,415
CAMP Systems
(1st Lien)
4.750% due 05/31/19 §	4,987,403	5,049,745
(2nd Lien)
8.250% due 11/29/19 §	500,000	510,937
Capital Safety North America Holdings Inc
(1st Lien) due 03/26/21 µ	5,250,000	5,250,000
(2nd Lien) due 03/25/22 µ	3,000,000	3,032,499
Ceridian Corp 4.404% due 05/09/17 §	7,264,828	7,308,417
CPG International Inc 4.750% due 09/30/20 §	4,726,250	4,743,973
CPI International Acquisition Inc due 03/26/21 µ	2,000,000	2,015,000
Crosby US Acquisition Corp
(1st Lien)
4.000% due 11/23/20 §	8,728,125	8,717,215
(2nd Lien)
7.000% due 11/22/21 §	4,000,000	4,045,000
Delos Finance SARL due 02/26/21 µ	3,000,000	3,005,892
Gypsum Management & Supply
(1st Lien) due 03/27/21 µ	7,750,000	7,750,000
(2nd Lien) due 03/27/21 µ	3,500,000	3,517,500
Husky Injection Molding Systems Ltd 4.250% due 06/30/18 §	3,750,000	3,766,406
LM US Member LLC
4.750% due 10/25/19 §	973,498	979,176
(1st Lien)
4.750% due 10/25/19 §	14,429,937	14,514,107
Maxim Crane Works LP (2nd Lien) 10.250% due 11/26/18 §	7,250,000	7,449,375
MRC Global 4.750% due 11/08/19 §	9,800,750	9,938,137
North American Lifting
(1st Lien)
5.500% due 11/27/20 §	6,783,000	6,855,069
(2nd Lien)
10.000% due 11/26/21 §	2,000,000	2,015,000
Osmose Holdings Inc 4.750% due 11/26/18 §	2,224,406	2,241,089
Ply Gem Industries Inc 4.000% due 02/01/21 §	10,875,000	10,902,187

	Principal Amount	Value
Rexnord LLC Term B 4.000% due 08/21/20 §	$8,955,000	$8,981,561
Roofing Supply Group LLC 5.000% due 05/31/19 §	2,969,887	2,980,560
Sedgwick CMS Holdings
(1st Lien)
3.750% due 03/01/21 §	4,500,000	4,460,625
(2nd Lien) due 02/11/22 µ	3,000,000	2,994,375
6.750% due 02/28/22 §	1,500,000	1,497,188
SRS Distribution Inc 4.750% due 09/01/19 §	4,468,737	4,489,218
Tomkins PLC (2nd Lien) 9.250% due 05/11/20 §	3,570,000	3,628,012
Transdigm Inc Term C 3.750% due 02/28/20 §	11,413,317	11,434,717
WTG Holdings III Corp
(1st Lien)
4.750% due 01/15/21 §	10,915,303	10,990,346
(2nd Lien) due 12/10/21 µ	1,500,000	1,522,500
8.500% due 01/15/22 §	250,000	253,750

		240,734,654

Information Technology - 4.8%

Applied Systems Inc
(1st Lien)
4.250% due 01/25/21 §	498,750	501,867
(2nd Lien)
7.500% due 01/24/22 §	8,620,000	8,779,470
BMC Software Finance Inc 5.000% due 09/10/20 §	7,231,875	7,248,581
Excelitas Technologies Corp Term B 6.000% due 11/02/20 §	5,069,902	5,101,589
Flexera Software LLC due 04/02/20 µ	1,000,000	995,000
(2nd Lien) due 04/02/21 µ	250,000	248,750
Infor US Inc Tranche B-5 3.750% due 06/03/20 §	11,826,510	11,808,771
Kronos Inc
4.750% due 02/18/20 §	4,500,000	4,543,596
(1st Lien) due 10/30/19 µ	800,000	807,875
Kronos Worldwide Inc
4.500% due 10/30/19 §	3,554,483	3,589,474
Moneygram International Inc 4.250% due 03/27/20 §	4,455,000	4,471,706
STG-Fairway Acquisitions Inc (1st Lien) 6.250% due 02/28/19 §	2,974,985	2,991,720

		51,088,399

Materials - 8.3%

Ardagh Holdings USA Inc
4.250% due 12/17/19 §	5,486,250	5,514,822
Term B due 12/17/19 µ	1,500,000	1,505,157
Berry Plastic Corp Term E 3.750% due 01/06/21 §	6,500,000	6,492,382
Chromaflo Technologies Corp Term B
(1st Lien)
4.500% due 12/02/19 §	2,244,375	2,255,597
(2nd Lien)
8.250% due 06/02/20 §	1,500,000	1,515,000
FMG Resources Property Ltd (Australia), due 06/30/19 µ	1,000,000	1,008,906
4.250% due 06/30/19 §	17,353,841	17,508,394
NewPage Corp Term B 9.500% due 02/11/21 §	7,500,000	7,589,062

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-19

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Nexeo Solutions LLC Term B-3 5.000% due 09/08/17 §	$7,605,938	$7,624,952
Quikrete Holdings Inc
(1st Lien)
4.000% due 09/28/20 §	5,472,500	5,492,338
(2nd Lien)
7.000% due 03/26/21 §	4,250,000	4,366,850
Ranpak Corp
(1st Lien)
4.500% due 04/23/19 §	1,432,231	1,443,868
(2nd Lien)
8.500% due 04/23/20 §	3,153,118	3,247,712
Tronox Inc Term B (Netherlands) 4.500% due 03/19/20 §	4,962,500	4,999,376
Univar Inc Term B due 06/30/17 µ	750,000	748,928
5.000% due 06/30/17 §	15,954,698	15,931,898

		87,245,242

Telecommunication Services - 3.7%

Intelsat Jackson Holdings SA Term B-2 3.750% due 06/30/19 §	8,005,406	8,035,387
Level 3 Financing Inc
Tranche B
3.500% due 03/06/21 §	2,625,000	2,630,155
4.000% due 01/15/20 §	11,300,000	11,335,313
Tranche B-III
4.000% due 08/01/19 §	2,500,000	2,508,332
LTS Buyer LLC Term B (1st Lien) 4.000% due 04/13/20 §	3,590,955	3,593,199
Zayo Group LLC
4.000% due 07/02/19 §	2,864,863	2,870,532
4.000% due 11/20/20 §	7,780,595	7,795,993

		38,768,911

Utilities - 1.4%

Dynegy Inc Tranche B-2 4.000% due 04/23/20 §	4,179,952	4,201,600
La Frontera 4.500% due 09/30/20 §	3,260,707	3,268,451
Panda Temple Power II LLC 7.250% due 04/03/19 §	1,000,000	1,032,500
Power Borrower LLC
(1st Lien)
3.679% due 05/06/20 §	259,728	259,079
4.250% due 05/06/20 §	4,852,222	4,840,092
(2nd Lien)
8.250% due 11/06/20 §	1,500,000	1,488,750

		15,090,472

Total Senior Loan Notes (Cost $1,003,615,406)		1,007,701,514

	Shares	Value
SHORT-TERM INVESTMENT - 3.4%

Money Market Fund - 3.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	36,283,913	$36,283,913

Total Short-Term Investment (Cost $36,283,913)		36,283,913

TOTAL INVESTMENTS - 100.8% (Cost $1,059,118,623)		1,063,727,452

OTHER ASSETS & LIABILITIES, NET - (0.8%)		(8,509,108)

NET ASSETS - 100.0%		$1,055,218,344

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	26.8%
Industrials	23.1%
Consumer Staples	9.5%
Materials	8.6%
Financials	8.2%
Energy	5.9%
Health Care	5.0%
Information Technology	4.8%
Telecommunication Services	4.1%
Short-Term Investment	3.4%
Others (each less than 3.0%)	1.4%

	100.8%
Other Assets & Liabilities, Net	(0.8%	)

	100.0%

(b)	As of March 31, 2014, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

BBB	2.8%
BB	20.6%
B	65.4%
CCC	8.5%
Not Rated	2.7%

100.0%

(c)	Pursuant to the terms of the following senior loan agreements, the fund had unfunded loan commitments of $3,655,570 or 0.3% of net assets as of March 31, 2014, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Allied Security Holdings LLC	$1,172,679	$1,176,607	$3,928
Allied Security Holdings LLC	2,137,500	2,133,904	(3,596)
Power Buyer LLC	345,391	344,408	(983)

	$3,655,570	$3,654,919	($651)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-20

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$19,742,025	$—	$19,742,025	$—
	Senior Loan Notes	1,007,701,514	—	1,007,701,514	—
	Short-Term Investment	36,283,913	36,283,913	—	—
	Unfunded Loan Commitment	3,928	—	3,928	—

	Total Assets	1,063,731,380	36,283,913	1,027,447,467	—

Liabilities	Unfunded Loan Commitments	(4,579)	—	(4,579)	—

	Total Liabilities	(4,579)	—	(4,579)	—

	Total	$1,063,726,801	$36,283,913	$1,027,442,888	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-21

PACIFIC LIFE FUNDS

PL LIMITED DURATION HIGH INCOME FUND

Schedule of Investments

March 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 48.9%

Consumer Discretionary - 10.8%

Beazer Homes USA Inc 9.125% due 06/15/18	$200,000	$212,250
Boyd Gaming Corp 9.000% due 07/01/20	223,000	247,808
Cablevision Systems Corp 8.625% due 09/15/17	150,000	178,500
Cequel Communications Holdings I LLC 6.375% due 09/15/20 ~	400,000	420,000
Chrysler Group LLC 8.250% due 06/15/21 ~	250,000	284,062
Clear Channel Communications Inc 14.000% PIK due 02/01/21	400,000	402,000
Jo-Ann Stores Holdings Inc 9.750% PIK due 10/15/19 ~	200,000	209,500
Landry’s Inc 9.375% due 05/01/20 ~	150,000	165,937
Lennar Corp 4.500% due 06/15/19	300,000	306,000
MGM Resorts International 6.750% due 10/01/20	200,000	222,250
Michaels FinCo Holdings LLC 7.500% PIK due 08/01/18 ~	200,000	207,000
NCL Corp Ltd (Bermuda) 5.000% due 02/15/18	150,000	156,374
NPC International Inc 10.500% due 01/15/20	350,000	401,625
Standard Pacific Corp 6.250% due 12/15/21	200,000	214,000
The Ryland Group Inc 6.625% due 05/01/20	150,000	163,874

		3,791,180

Consumer Staples - 1.9%

Reynolds Group Issuer Inc
8.250% due 02/15/21	250,000	274,062
9.875% due 08/15/19	200,000	224,500
Spectrum Brands Inc 6.750% due 03/15/20	150,000	162,937

		661,499

Energy - 7.0%

Basic Energy Services Inc 7.750% due 02/15/19	280,000	302,050
Chaparral Energy Inc 8.250% due 09/01/21	300,000	331,500
Chesapeake Energy Corp 6.625% due 08/15/20	150,000	169,124
EP Energy LLC 6.875% due 05/01/19	150,000	162,750
Halcon Resources Corp 9.750% due 07/15/20	200,000	216,500
Regency Energy Partners LP 6.500% due 07/15/21	150,000	161,624
Samson Investment Co 10.750% due 02/15/20 ~	150,000	164,250
SandRidge Energy Inc 7.500% due 03/15/21	300,000	321,750
Seadrill Ltd (Bermuda) 5.625% due 09/15/17 ~	200,000	209,500
Tervita Corp (Canada) 8.000% due 11/15/18 ~	250,000	253,750
Whiting Petroleum Corp 5.000% due 03/15/19	150,000	159,374

		2,452,172

	Principal Amount	Value
Financials - 2.4%

E*Trade Financial Corp 6.375% due 11/15/19	$200,000	$218,500
First Data Corp 6.750% due 11/01/20 ~	150,000	162,000
Jefferies Finance LLC 7.375% due 04/01/20 ~	200,000	211,000
Nuveen Investments Inc 9.125% due 10/15/17 ~	250,000	265,624

		857,124

Health Care - 6.2%

Biomet Inc 6.500% due 08/01/20	150,000	162,300
CHS/Community Health Systems Inc 7.125% due 07/15/20	250,000	271,562
DaVita Health Care Partners Inc 5.750% due 08/15/22	150,000	160,500
DJO Finance LLC 7.750% due 04/15/18	150,000	158,624
HCA Holdings Inc 6.250% due 02/15/21	150,000	160,950
HCA Inc 3.750% due 03/15/19	400,000	402,500
JLL/Delta Dutch Newco BV (Netherlands) 7.500% due 02/01/22 ~	150,000	155,062
Tenet Healthcare Corp
5.000% due 03/01/19 ~	500,000	500,624
8.000% due 08/01/20	200,000	219,000

		2,191,122

Industrials - 5.3%

Ahern Rentals Inc 9.500% due 06/15/18 ~	150,000	166,688
Air Lease Corp 4.750% due 03/01/20	200,000	213,000
HD Supply Inc 11.500% due 07/15/20	300,000	357,750
International Lease Finance Corp 6.250% due 05/15/19	150,000	166,125
Roofing Supply Group LLC 10.000% due 06/01/20 ~	150,000	169,125
The Hertz Corp 5.875% due 10/15/20	300,000	321,376
TransDigm Inc 7.750% due 12/15/18	150,000	161,625
United Airlines Pass-Through Trust ‘B’ 5.375% due 08/15/21	150,000	153,570
United Rentals North America Inc 7.375% due 05/15/20	150,000	166,313

		1,875,572

Information Technology - 2.5%

Advanced Micro Devices Inc 6.750% due 03/01/19 ~	250,000	251,563
Blackboard Inc 7.750% due 11/15/19 ~	200,000	210,500
BMC Software Inc 7.250% due 06/01/18	100,000	104,000
CDW LLC 8.500% due 04/01/19	150,000	165,000
NXP BV (Netherlands) 3.750% due 06/01/18 ~	150,000	151,500

		882,563

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-22

PACIFIC LIFE FUNDS

PL LIMITED DURATION HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Materials - 6.5%

AK Steel Corp 7.625% due 05/15/20	$250,000	$250,625
Alphabet Holding Co Inc 7.750% PIK due 11/01/17	200,000	207,000
ArcelorMittal (Luxembourg) 10.350% due 06/01/19	150,000	190,688
Ardagh Packaging Finance PLC (Ireland)
6.250% due 01/31/19 ~	200,000	209,500
9.125% due 10/15/20 ~	200,000	224,000
BOE Intermediate Holding Corp 9.000% PIK due 11/01/17 ~	331,825	361,897
FMG Resources Property Ltd 6.000% due 04/01/17	200,000	211,125
Hexion US Finance Corp 6.625% due 04/15/20	150,000	156,000
Novelis Inc (Canada) 8.750% due 12/15/20	250,000	280,625
Tronox Finance LLC 6.375% due 08/15/20	200,000	206,500

		2,297,960

Telecommunication Services - 4.7%

CenturyLink Inc 5.625% due 04/01/20	150,000	158,438
Hughes Satellite Systems Corp 7.625% due 06/15/21	150,000	169,875
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21 ~	200,000	211,250
Level 3 Financing Inc 7.000% due 06/01/20	300,000	326,625
Sprint Communications Inc 9.000% due 11/15/18 ~	150,000	183,750
T-Mobile USA Inc
6.250% due 04/01/21	150,000	159,188
6.464% due 04/28/19	150,000	160,875
WaveDivision Escrow LLC 8.125% due 09/01/20 ~	250,000	270,000

		1,640,001

Utilities - 1.6%

AES Corp 7.375% due 07/01/21	150,000	171,750
GenOn Energy Inc 9.875% due 10/15/20	150,000	153,750
NRG Energy Inc 7.625% due 01/15/18	200,000	225,500

		551,000

Total Corporate Bonds & Notes (Cost $16,789,626)		17,200,193

SENIOR LOAN NOTES - 49.3%

Consumer Discretionary - 16.4%

Boyd Gaming Corp Term B 4.000% due 08/14/20 §	248,750	249,310
Brickman Group Ltd LLC (2nd Lien) 7.500% due 12/17/21 §	300,000	307,200
Caesars Resort Properties LLC Term B 7.000% due 10/11/20 §	249,375	252,908
CCC Holdings Inc 4.000% due 12/20/19 §	248,116	248,579
CEC Entertainment Inc Term B 4.250% due 02/14/21 §	500,000	497,396
Hilton Worldwide Inc 3.500% due 10/25/20 §	228,947	229,634
IMG Worldwide Inc due 03/24/21 µ	500,000	498,125

	Principal Amount	Value
Leonardo Acquisition Corp (1st Lien) 4.250% due 01/31/21 §	$500,000	$501,563
Leslie’s Poolmart Inc Tranche B 4.250% due 10/16/19 §	249,367	250,832
National Vision Inc (1st Lien) due 03/31/20 µ	500,000	499,688
Oceania Cruises Inc Term B-1 5.250% due 07/02/20 §	186,564	188,429
Pacific Industrial Services Finco Property Ltd Term B 5.000% due 09/24/18 §	298,500	303,164
Pinnacle Entertainment Inc Tranche B-2 3.750% due 08/13/20 §	248,125	249,172
Playa Resorts Holdings BV 4.000% due 08/09/19 §	248,750	250,305
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	498,750	501,283
Tribune Co 4.000% due 12/27/20 §	249,375	249,749
Tropicana Entertainment (1st Lien) 4.000% due 11/18/20 §	248,750	249,916
Yonkers Racing Corp (1st Lien) 4.250% due 08/20/19 §	249,375	249,063

		5,776,316

Consumer Staples - 4.9%

Albertson’s LLC Term B-2 4.750% due 03/21/19 §	248,750	250,927
BJ’s Wholesale Club Inc (2nd Lien) 8.500% due 03/26/20 §	250,000	256,615
Performance Food Group Inc 6.250% due 11/14/19 §	248,125	252,312
Reddy Ice Corp Term B (1st Lien) 6.751% due 05/01/19 §	248,120	246,880
Rite Aid Corp Tranche 2 4.875% due 06/21/21 §	250,000	254,167
Sprouts Farmers Markets Holdings LLC 4.000% due 04/23/20 §	218,576	218,918
US Foods Inc 4.500% due 03/31/19 §	248,125	249,800

		1,729,619

Energy - 4.3%

Crestwood Holdings LLC Term B-1 7.000% due 06/19/19 §	245,369	250,123
HGIM Corp Term B 5.500% due 06/18/20 §	248,750	249,683
Pacific Drilling SA 4.500% due 06/03/18 §	248,125	249,459
Samson Investment Co Tranche 1 (2nd Lien) 5.000% due 09/25/18 §	250,000	252,594
Seadrill Operating LP 4.000% due 02/21/21 §	498,750	498,171

		1,500,030

Financials - 3.7%

Amwins Group (1st Lien) 5.000% due 09/06/19 §	248,117	250,288
HUB International Ltd Term B 4.750% due 10/02/20 §	248,750	249,838
RE/MAX LLC 4.000% due 07/31/20 §	248,125	248,510
SAM Finance Lux SARL 4.250% due 12/17/20 §	249,375	249,998
USI Inc 4.250% due 12/27/19 §	298,500	299,993

		1,298,627

Health Care - 2.4%

Biomet Inc Term B-2 3.662% due 07/25/17 §	248,125	248,728
CHS/Community Health Systems Inc Term D 4.250% due 01/27/21 §	99,750	100,716

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-23

PACIFIC LIFE FUNDS

PL LIMITED DURATION HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
JLL/Delta Dutch Newco BV 4.250% due 03/11/21 §	$250,000	$249,115
Quintiles Transnational Corp Tem B-3 3.750% due 06/08/18 §	250,000	250,469

		849,028

Industrials - 9.1%

Accudyne Industries LLC 4.000% due 12/13/19 §	242,865	243,131
AlixPartners LLP Term B-2 (1st Lien) 4.000% due 07/10/20 §	246,875	248,289
(2nd Lien) 9.000% due 07/10/21 §	200,000	204,813
Alpha Topco Facility B 4.500% due 04/30/19 §	248,120	250,712
Bombardier Recreational Products Inc Term B 4.000% due 01/30/19 §	250,000	250,521
Crosby US Acquisition Corp (1st Lien) 4.000% due 11/23/20 §	249,375	249,063
Ceridian Corp 4.404% due 05/09/17 §	242,161	243,614
CPG International Inc 4.750% due 09/30/20 §	248,750	249,683
Delos Finance SARL 3.500% due 03/06/21 §	400,000	400,786
North American Lifting (1st Lien) 5.500% due 11/27/20 §	299,250	302,430
Rexnord LLC/RBS Global Inc Term B 4.000% due 08/21/20 §	248,750	249,488
WTG Holdings III Corp (1st Lien) 4.750% due 01/15/21 §	299,250	301,307

		3,193,837

Information Technology - 1.4%

BMC Software Finance Inc 5.000% due 09/10/20 §	249,375	249,951
Infor (US) Inc Tranche B-3 3.750% due 06/03/20 §	245,933	245,472

		495,423

Materials - 3.7%

FMG Resources Property Ltd (Australia) due 06/28/19 µ	500,000	504,453
New Page Corp Term B 9.500% due 02/11/21 §	300,000	303,563
Quikrete Holdings Inc
(1st Lien) 4.000% due 09/28/20 §	248,750	249,652
(2nd Lien) 7.000% due 03/26/21 §	250,000	256,874

		1,314,542

Telecommunication Services - 2.7%

LTS Buyer LLC Term B (1st Lien) 4.000% due 04/13/20 §	398,995	399,244
Wave Division Holdings LLC due 10/12/19 µ	250,000	250,519
Zayo Group LLC 4.000% due 11/20/20 §	298,483	299,073

		948,836

Utilities - 0.7%

Dynegy Inc Tranche B-2 4.000% due 04/23/20 §	248,125	249,411

Total Senior Loan Notes (Cost $17,277,207)		17,355,669

	Shares	Value
SHORT-TERM INVESTMENT - 2.4%

Money Market Fund - 2.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	865,066	$865,066

Total Short-Term Investment (Cost $865,066)		865,066

TOTAL INVESTMENTS - 100.6% (Cost $34,931,899)		35,420,928

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(214,408)

NET ASSETS - 100.0%		$35,206,520

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	27.2%
Industrials	14.4%
Energy	11.3%
Materials	10.2%
Health Care	8.6%
Telecommunication Services	7.4%
Consumer Staples	6.8%
Financials	6.1%
Information Technology	3.9%
Others (each less than 3.0%)	4.7%

	100.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

(b)	As of March 31, 2014, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

BBB	3.7%
BB	23.7%
B	49.9%
CCC	19.9%
Not Rated	2.8%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-24

PACIFIC LIFE FUNDS

PL LIMITED DURATION HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$17,200,193	$—	$17,200,193	$—
	Senior Loan Notes	17,355,669	—	17,355,669	—
	Short-Term Investment	865,066	865,066	—	—

	Total	$35,420,928	$865,066	$34,555,862	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-25

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments

March 31, 2014

	Shares	Value
COMMON STOCKS - 2.1%

Consumer Discretionary - 0.6%

Cedar Fair LP	370	$18,844
Ford Motor Co	950	14,820
L Brands Inc	400	22,708
Las Vegas Sands Corp	460	37,159
Lennar Corp ‘A’	460	18,225
MGM Resorts International *	1,030	26,636
Standard Pacific Corp *	1,940	16,121

		154,513

Energy - 0.1%

Concho Resources Inc *	190	23,275

Health Care - 0.1%

HCA Holdings Inc *	450	23,625

Industrials - 0.4%

Ply Gem Holdings Inc *	830	10,483
The ADT Corp	1,300	38,935
United Rentals Inc *	500	47,470

		96,888

Information Technology - 0.5%

CommScope Holding Co Inc *	5,000	123,400

Materials - 0.2%

Freeport-McMoRan Copper & Gold Inc	870	28,771
Louisiana-Pacific Corp *	1,050	17,713

		46,484

Telecommunication Services - 0.1%

Intelsat SA (Luxembourg) *	570	10,670

Utilities - 0.1%

NRG Energy Inc	650	20,670

Total Common Stocks (Cost $390,209)		499,525

EXCHANGE-TRADED FUND - 4.0%

PowerShares Senior Loan Portfolio	39,010	967,838

Total Exchange-Traded Fund (Cost $971,233)		967,838

	Principal Amount
CORPORATE BONDS & NOTES - 83.5%

Consumer Discretionary - 18.5%

99 Cents Only Stores 11.000% due 12/15/19	$100,000	114,250
Beazer Homes USA Inc
7.250% due 02/01/23	100,000	105,000
7.500% due 09/15/21	100,000	108,000
9.125% due 06/15/18	75,000	79,594
Boyd Gaming Corp 9.000% due 07/01/20	125,000	138,906
Cablevision Systems Corp 8.625% due 09/15/17	150,000	178,500

	Principal Amount	Value
Caesars Entertainment Operating Co Inc
9.000% due 02/15/20	$100,000	$90,250
10.000% due 12/15/18	25,000	11,062
11.250% due 06/01/17	50,000	48,250
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20 ~	50,000	52,875
11.000% due 10/01/21 ~	150,000	158,250
CCO Holdings LLC 5.750% due 09/01/23	150,000	149,625
CEC Entertainment Inc 8.000% due 02/15/22 ~	175,000	182,000
Cedar Fair LP 5.250% due 03/15/21	125,000	127,187
Cequel Communications Holdings I LLC
5.125% due 12/15/21 ~	50,000	49,750
6.375% due 09/15/20 ~	125,000	131,250
Clear Channel Communications Inc
5.500% due 12/15/16	100,000	96,000
11.250% due 03/01/21	50,000	55,875
Clear Channel Worldwide Holdings Inc
6.500% due 11/15/22	73,000	78,384
7.625% due 03/15/20	75,000	81,375
Dana Holding Corp
6.500% due 02/15/19	50,000	53,625
6.750% due 02/15/21	100,000	109,250
DISH DBS Corp
5.125% due 05/01/20	50,000	52,250
6.750% due 06/01/21	50,000	56,125
Greektown Holdings LLC 8.875% due 03/15/19 ~	125,000	129,687
Hilton Worldwide Finance LLC 5.625% due 10/15/21 ~	100,000	104,688
Icahn Enterprises LP 5.875% due 02/01/22 ~	75,000	76,313
Jo-Ann Stores Holdings Inc 9.750% PIK due 10/15/19 ~	125,000	130,937
Jo-Ann Stores Inc 8.125% due 03/15/19 ~	125,000	130,312
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	150,000	161,250
Landry’s Inc 9.375% due 05/01/20 ~	50,000	55,312
MGM Resorts International 6.750% due 10/01/20	100,000	111,125
Michaels FinCo Holdings LLC 7.500% due 08/01/18 ~	100,000	103,500
Michaels Stores Inc 5.875% due 12/15/20 ~	25,000	25,344
Modular Space Corp 10.250% due 01/31/19 ~	100,000	104,250
Neiman Marcus Group Ltd LLC
8.000% due 10/15/21 ~	25,000	27,594
8.750% PIK due 10/15/21 ~	100,000	111,000
NPC International Inc 10.500% due 01/15/20	150,000	172,125
Penn National Gaming Inc 5.875% due 11/01/21 ~	125,000	123,125
ServiceMaster Co 8.000% due 02/15/20	100,000	109,000
Sinclair Television Group Inc
5.375% due 04/01/21	50,000	49,875
6.375% due 11/01/21	50,000	52,250
Standard Pacific Corp 6.250% due 12/15/21	200,000	214,000
The Ryland Group Inc 5.375% due 10/01/22	100,000	99,750
Wolverine World Wide Inc 6.125% due 10/15/20	75,000	81,375

		4,480,445

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-26

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Consumer Staples - 4.0%

Beverages & More Inc 10.000% due 11/15/18 ~	$75,000	$78,281
JBS USA LLC
7.250% due 06/01/21 ~	100,000	106,750
8.250% due 02/01/20 ~	50,000	55,000
Reynolds Group Issuer Inc
8.250% due 02/15/21	100,000	109,625
9.000% due 04/15/19	200,000	215,000
9.875% due 08/15/19	75,000	84,187
Rite Aid Corp
6.750% due 06/15/21	50,000	54,375
9.250% due 03/15/20	50,000	57,187
Roundy’s Supermarkets Inc 10.250% due 12/15/20 ~	100,000	107,000
Smithfield Foods Inc
5.875% due 08/01/21 ~	50,000	52,000
6.625% due 08/15/22	50,000	54,250

		973,655

Energy - 15.0%

Alpha Natural Resources Inc 6.000% due 06/01/19	100,000	77,250
Arch Coal Inc
7.250% due 10/01/20	50,000	38,625
7.250% due 06/15/21	50,000	38,000
Atlas Pipeline Partners LP
5.875% due 08/01/23	50,000	49,625
6.625% due 10/01/20	50,000	53,500
Basic Energy Services Inc 7.750% due 02/15/19	125,000	134,844
Berry Petroleum Co 6.750% due 11/01/20	50,000	53,000
Calumet Specialty Products Partners LP 6.500% due 04/15/21 ~	100,000	101,000
Chaparral Energy Inc 8.250% due 09/01/21	150,000	165,750
Chesapeake Energy Corp 6.125% due 02/15/21	100,000	109,500
Crestwood Midstream Partners LP 6.125% due 03/01/22 ~	125,000	131,250
EV Energy Partners LP 8.000% due 04/15/19	100,000	104,000
Halcon Resources Corp
8.875% due 05/15/21	125,000	130,313
9.750% due 07/15/20 ~	50,000	54,000
Hercules Offshore Inc
6.750% due 04/01/22 ~	50,000	48,563
7.500% due 10/01/21 ~	100,000	101,500
Hiland Partners LP 7.250% due 10/01/20 ~	175,000	191,187
Hilcorp Energy I LP 7.625% due 04/15/21 ~	100,000	110,000
Kinder Morgan Inc 5.000% due 02/15/21 ~	100,000	100,652
Kodiak Oil & Gas Corp (Canada) 5.500% due 01/15/21	75,000	77,344
Linn Energy LLC 7.750% due 02/01/21	100,000	108,000
MEG Energy Corp (Canada)
6.375% due 01/30/23 ~	50,000	52,000
6.500% due 03/15/21 ~	50,000	52,875
Northern Blizzard Resources Inc (Canada) 7.250% due 02/01/22 ~	100,000	103,125
Pacific Drilling SA (Luxembourg) 5.375% due 06/01/20 ~	100,000	99,750
Pioneer Energy Services Corp 6.125% due 03/15/22 ~	75,000	76,500
QEP Resources Inc 6.875% due 03/01/21	100,000	110,500

	Principal Amount	Value
Regency Energy Partners LP 5.750% due 09/01/20	$150,000	$156,750
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	100,000	103,625
Samson Investment Co 10.750% due 02/15/20 ~	100,000	109,500
Sanchez Energy Corp 7.750% due 06/15/21 ~	125,000	134,063
SandRidge Energy Inc 7.500% due 03/15/21	150,000	160,875
Seadrill Ltd (Bermuda) 6.125% due 09/15/17 ~	200,000	209,500
SESI LLC
6.375% due 05/01/19	50,000	53,500
7.125% due 12/15/21	50,000	56,000
Tervita Corp (Canada)
8.000% due 11/15/18 ~	75,000	76,125
10.875% due 02/15/18 ~	25,000	25,219
WPX Energy Inc 6.000% due 01/15/22	75,000	77,250

		3,635,060

Financials - 6.7%

Ally Financial Inc 4.750% due 09/10/18	100,000	106,125
CIT Group Inc 5.250% due 03/15/18	75,000	80,906
DuPont Fabros Technology LP 5.875% due 09/15/21	100,000	106,250
E*TRADE Financial Corp 6.375% due 11/15/19	75,000	81,937
First Data Corp
6.750% due 11/01/20 ~	75,000	81,000
10.625% due 06/15/21	50,000	56,500
12.625% due 01/15/21	125,000	149,375
Hockey Merger Sub 2 Inc 7.875% due 10/01/21 ~	100,000	107,250
Jefferies Finance LLC 7.375% due 04/01/20 ~	200,000	211,000
Nuveen Investments Inc
9.125% due 10/15/17 ~	75,000	79,687
9.500% due 10/15/20 ~	75,000	80,250
RHP Hotel Properties LP 5.000% due 04/15/21	100,000	101,250
ROC Finance LLC 12.125% due 09/01/18 ~	75,000	79,500
SLM Corp 4.875% due 06/17/19	75,000	76,515
The Howard Hughes Corp 6.875% due 10/01/21 ~	200,000	217,000

		1,614,545

Health Care - 8.2%

Aviv Healthcare Properties LP 6.000% due 10/15/21	75,000	78,188
Biomet Inc
6.500% due 08/01/20	75,000	81,150
6.500% due 10/01/20	50,000	53,375
Capsugel SA (Luxembourg) 7.000% PIK due 05/15/19 ~	75,000	77,391
CHS/Community Health Systems Inc
6.875% due 02/01/22 ~	225,000	236,250
8.000% due 11/15/19	50,000	55,187
DaVita Health Care Partners Inc 5.750% due 08/15/22	75,000	80,250
DJO Finance LLC 7.750% due 04/15/18	100,000	105,750
Endo Finance Co 5.750% due 01/15/22 ~	75,000	77,063
Fresenius Medical Care US Finance II Inc 5.875% due 01/31/22 ~	100,000	106,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-27

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
HCA Holdings Inc 6.250% due 02/15/21	$150,000	$160,950
HCA Inc 6.500% due 02/15/16	50,000	54,375
Jaguar Holding Co I 9.375% PIK due 10/15/17 ~	100,000	105,625
JLL Delta Dutch Newco BV 7.500% due 02/01/22 ~	100,000	103,375
MPH Acquisition Holdings LLC 6.625% due 04/01/22 ~	75,000	77,156
Prospect Medical Holdings Inc 8.375% due 05/01/19 ~	75,000	82,500
Tenet Healthcare Corp
4.750% due 06/01/20	50,000	50,625
6.000% due 10/01/20 ~	50,000	53,594
8.000% due 08/01/20	100,000	109,500
8.125% due 04/01/22	100,000	112,000
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	125,000	135,625

		1,996,679

Industrials - 9.5%

ADS Waste Holdings Inc 8.250% due 10/01/20	75,000	81,937
Ahern Rentals Inc 9.500% due 06/15/18 ~	75,000	83,344
Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	100,000	101,500
Allegion US Holding Co Inc 5.750% due 10/01/21 ~	100,000	105,750
BC Mountain LLC 7.000% due 02/01/21 ~	75,000	74,625
Bombardier Inc (Canada) 5.750% due 03/15/22 ~	75,000	76,125
British Airways Pass Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	50,000	53,095
CPG Merger Sub LLC 8.000% due 10/01/21 ~	50,000	54,000
HD Supply Inc
8.125% due 04/15/19	50,000	56,000
11.500% due 07/15/20	100,000	119,250
International Lease Finance Corp 6.250% due 05/15/19	150,000	166,125
Masco Corp 7.750% due 08/01/29	75,000	84,151
Nortek Inc 8.500% due 04/15/21	95,000	106,638
Roofing Supply Group LLC 10.000% due 06/01/20 ~	125,000	140,937
The ADT Corp 6.250% due 10/15/21 ~	150,000	154,313
The Hertz Corp 5.875% due 10/15/20	100,000	107,125
TMS International Corp 7.625% due 10/15/21 ~	125,000	135,000
TransDigm Inc
5.500% due 10/15/20	75,000	76,687
7.750% due 12/15/18	50,000	53,875
United Airlines Pass Through Trust ‘B’
4.750% due 04/11/22	75,000	75,750
5.375% due 02/15/23	50,000	51,190
United Rentals North America Inc 7.625% due 04/15/22	150,000	168,938
US Airways Pass Through Trust ‘B’ 5.375% due 05/15/23	50,000	50,440
USG Corp 5.875% due 11/01/21 ~	75,000	79,969
Virgin Australia Trust ‘B’ (Australia) 6.000% due 04/23/22 ~	50,000	51,875

		2,308,639

	Principal Amount	Value
Information Technology - 2.7%

Advanced Micro Devices Inc 6.750% due 03/01/19 ~	$100,000	$100,625
Blackboard Inc 7.750% due 11/15/19 ~	125,000	131,562
BMC Software Finance Inc 8.125% due 07/15/21 ~	50,000	52,875
BMC Software Inc 7.250% due 06/01/18	75,000	78,000
Entegris Inc 6.000% due 04/01/22 ~	75,000	76,875
Equinix Inc
4.875% due 04/01/20	100,000	102,750
5.375% due 04/01/23	25,000	25,625
Freescale Semiconductor Inc
5.000% due 05/15/21 ~	50,000	51,250
8.050% due 02/01/20	32,000	35,320

		654,882

Materials - 9.7%

AK Steel Corp 8.375% due 04/01/22	125,000	126,563
Alphabet Holding Co Inc 7.750% PIK due 11/01/17	100,000	103,500
APERAM (Luxembourg) 7.750% due 04/01/18 ~	175,000	184,625
ArcelorMittal (Luxembourg)
6.000% due 03/01/21	200,000	214,250
7.250% due 03/01/41	50,000	50,375
Ardagh Packaging Finance PLC (Ireland)
6.250% due 01/31/19 ~	200,000	209,500
7.000% due 11/15/20 ~	8,824	9,331
Beverage Packaging Holdings Luxembourg II SA (Luxembourg) 6.000% due 06/15/17 ~	75,000	77,813
BOE Intermediate Holding Corp 9.000% PIK due 11/01/17 ~	152,275	166,075
BOE Merger Corp 9.500% PIK due 11/01/17 ~	50,000	53,250
FMG Resources Property Ltd (Australia) 8.250% due 11/01/19 ~	75,000	82,781
Hexion U.S. Finance Corp
6.625% due 04/15/20	50,000	52,000
9.000% due 11/15/20	100,000	99,500
Louisiana-Pacific Corp 7.500% due 06/01/20	50,000	55,625
Mustang Merger Corp 8.500% due 08/15/21 ~	50,000	55,000
New Gold Inc (Canada) 6.250% due 11/15/22 ~	100,000	102,000
Novelis Inc (Canada) 8.750% due 12/15/20	100,000	112,250
Sappi Papier Holding GmbH (Austria) 8.375% due 06/15/19 ~	125,000	139,375
Sealed Air Corp 8.375% due 09/15/21 ~	100,000	115,625
TPC Group Inc 8.750% due 12/15/20 ~	100,000	110,125
Tronox Finance LLC 6.375% due 08/15/20	100,000	103,250
Wise Metals Group LLC 8.750% due 12/15/18 ~	125,000	134,687

		2,357,500

Telecommunication Services - 7.1%

CenturyLink Inc 5.625% due 04/01/20	100,000	105,625
Digicel Ltd (Bermuda) 7.000% due 02/15/20 ~	150,000	156,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-28

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Hughes Satellite Systems Corp 7.625% due 06/15/21	$100,000	$113,250
Intelsat Jackson Holdings SA (Luxembourg) 6.625% due 12/15/22 ~	100,000	104,500
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21 ~	300,000	316,875
Level 3 Financing Inc
6.125% due 01/15/21 ~	25,000	26,437
7.000% due 06/01/20	100,000	108,875
Sprint Communications Inc
7.000% due 03/01/20 ~	250,000	289,375
9.000% due 11/15/18 ~	100,000	122,500
9.125% due 03/01/17	50,000	59,375
Sprint Corp 7.250% due 09/15/21 ~	150,000	164,063
T-Mobile USA Inc
6.250% due 04/01/21	50,000	53,063
6.633% due 04/28/21	100,000	107,875

		1,728,563

Utilities - 2.1%

Calpine Corp
6.000% due 01/15/22 ~	50,000	52,750
7.500% due 02/15/21 ~	80,000	87,800
Energy Future Intermediate Holding Co LLC 10.250% due 12/01/20 ~	100,000	105,875
GenOn Energy Inc 9.875% due 10/15/20	125,000	128,125
NRG Energy Inc 6.250% due 07/15/22 ~	125,000	129,063

		503,613

Total Corporate Bonds & Notes (Cost $19,512,181)		20,253,581

SENIOR LOAN NOTES - 4.1%

Consumer Discretionary - 4.1%

Charter Communications Operating, LLC Term E due 07/01/20 µ	250,000	248,250
Chrysler Group LLC Tranche B due 12/31/18 µ	250,000	249,264
Hilton Worldwide Finance LLC due 10/25/20 µ	250,000	250,750
MGM Resorts International Term B due 12/20/19 µ	250,000	249,948

		998,212

Total Senior Loan Notes (Cost $999,062)		998,212

	Shares	Value
SHORT-TERM INVESTMENT - 9.0%

Money Market Fund - 9.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,172,362	$2,172,362

Total Short-Term Investment (Cost $2,172,362)		2,172,362

TOTAL INVESTMENTS - 102.7% (Cost $24,045,047)		24,891,518

OTHER ASSETS & LIABILITIES, NET - (2.7%)		(647,885)

NET ASSETS - 100.0%		$24,243,633

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	23.2%
Energy	15.1%
Industrials	9.9%
Materials	9.9%
Short-Term Investment	9.0%
Health Care	8.3%
Telecommunication Services	7.2%
Financials	6.7%
Consumer Staples	4.0%
Exchange-Traded Fund	4.0%
Information Technology	3.2%
Others (each less than 3.0%)	2.2%

	102.7%
Other Assets & Liabilities, Net	(2.7%	)

	100.0%

(b)	As of March 31, 2014, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

BBB	2.7%
BB	30.7%
B	38.3%
CCC	26.3%
Not Rated	2.0%

100%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$499,525	$499,525	$—	$—
	Exchange-Traded Fund	967,838	967,838	—	—
	Corporate Bonds & Notes	20,253,581	—	20,253,581	—
	Senior Loan Notes	998,212	—	998,212	—
	Short-Term Investment	2,172,362	2,172,362	—	—

	Total	$24,891,518	$3,639,725	$21,251,793	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-29

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2014

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2014:

Corporate Bonds & Notes
Value, Beginning of Year	$161,508
Purchases	—
Sales (Includes Paydowns)	(160,905)
Accrued Discounts (Premiums)	15
Net Realized Gains	14,644
Change in Net Unrealized Depreciation	(15,262)
Transfers In	—
Transfers Out	—

Value, End of Year	$—

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$—

The significant unobservable inputs were provided by a vendor-priced single broker quote.

(1) For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-31

B-30

PACIFIC LIFE FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2014

Explanation of Symbols:

*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A under the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2014. For senior loan notes, the rate shown may represent a weighted average interest rate.
µ	Unsettled position. Contract rates do not take effect until settlement date.

Other Abbreviations:

PIK	Payment-In-Kind
REIT	Real Estate Investment Trust

Notes:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard and Poor’s quality ratings of the companies shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-31

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2014

	PL Portfolio Optimization
	Conservative Fund	Moderate- Conservative Fund	Moderate Fund	Moderate- Aggressive Fund	Aggressive Fund
ASSETS
Investments in affiliated mutual funds, at cost	$418,995,176	$501,484,015	$1,340,785,727	$853,654,519	$228,785,264
Investments in affiliated mutual funds, at value	$450,573,375	$565,711,242	$1,590,546,816	$1,075,638,090	$312,571,749
Receivables:
Fund shares sold	641,726	1,344,452	4,775,361	2,460,204	533,149
Securities sold	177,038	—	—	—	—
Due from adviser	39,210	49,305	124,203	84,544	30,229
Prepaid expenses and other assets	22,799	25,460	36,287	31,607	22,796
Total Assets	451,454,148	567,130,459	1,595,482,667	1,078,214,445	313,157,923
LIABILITIES
Payables:
Fund shares redeemed	2,317,142	1,133,194	3,421,043	1,050,323	482,791
Securities purchased	—	110,738	2,057,185	854,083	156,551
Accrued advisory fees	76,832	95,915	268,371	181,656	52,975
Accrued administration fees	57,624	71,936	201,278	136,242	39,731
Accrued support service expenses	12,462	14,242	38,810	26,134	7,643
Accrued transfer agency out-of-pocket expenses	26,706	31,411	84,929	58,357	16,947
Accrued legal, audit and tax service fees	47,652	54,460	148,403	99,934	29,227
Accrued trustees’ fees and expenses and deferred compensation	1,954	1,900	4,684	3,044	812
Accrued distribution and/or service fees	48,542	57,702	153,666	104,712	30,085
Accrued other	34,440	38,181	103,905	69,891	20,153
Total Liabilities	2,623,354	1,609,679	6,482,274	2,584,376	836,915
NET ASSETS	$448,830,794	$565,520,780	$1,589,000,393	$1,075,630,069	$312,321,008
NET ASSETS CONSIST OF:
Paid-in capital	$418,571,701	$501,229,158	$1,333,981,128	$873,244,060	$255,892,412
Undistributed/accumulated net investment income (loss)	(757,446)	(1,349,043)	337,930	755,470	1,417,095
Undistributed/accumulated net realized gain (loss)	(561,660)	1,413,438	4,920,246	(20,353,032)	(28,774,984)
Net unrealized appreciation on investments	31,578,199	64,227,227	249,761,089	221,983,571	83,786,485
NET ASSETS	$448,830,794	$565,520,780	$1,589,000,393	$1,075,630,069	$312,321,008
Class A Shares:
Net Assets	$190,491,646	$274,898,606	$814,706,787	$555,319,197	$161,858,036
Shares of beneficial interest outstanding	16,874,999	22,018,370	58,264,115	37,674,579	10,630,093
Net Asset Value per share*	$11.29	$12.48	$13.98	$14.74	$15.23
Sales Charge (1)	0.66	0.73	0.81	0.86	0.89
Maximum offering price per share	$11.95	$13.21	$14.79	$15.60	$16.12
Class B Shares:
Net Assets	$39,159,951	$52,285,353	$156,450,452	$119,505,969	$37,704,374
Shares of beneficial interest outstanding	3,515,767	4,230,565	11,264,334	8,174,707	2,523,128
Net Asset Value per share*	$11.14	$12.36	$13.89	$14.62	$14.94
Class C Shares:
Net Assets	$204,180,190	$228,444,625	$566,257,003	$375,368,305	$101,887,834
Shares of beneficial interest outstanding	18,339,511	18,490,428	40,826,793	25,733,388	6,823,138
Net Asset Value per share*	$11.13	$12.35	$13.87	$14.59	$14.93
Class R Shares:
Net Assets	$11,132,249	$6,999,888	$31,641,169	$20,325,611	$8,151,446
Shares of beneficial interest outstanding	990,502	562,564	2,266,688	1,380,476	538,190
Net Asset Value per share	$11.24	$12.44	$13.96	$14.72	$15.15
Advisor Class:
Net Assets	$3,866,758	$2,892,308	$19,944,982	$5,110,987	$2,719,318
Shares of beneficial interest outstanding	342,427	231,529	1,426,272	346,592	178,493
Net Asset Value per share	$11.29	$12.49	$13.98	$14.75	$15.23

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	The Class A shares of the PL Portfolio Optimization Funds are subject to a maximum 5.50% front-end sales charge.

See Notes to Financial Statements

C-1

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2014

	PL Short Duration Income Fund	PL Income Fund	PL Strategic Income Fund	PL Floating Rate Income Fund	PL Limited Duration High Income Fund	PL High Income Fund
ASSETS
Investments, at cost	$92,840,786	$409,555,897	$75,151,772	$1,059,118,623	$34,931,899	$24,045,047
Investments, at value	$93,530,180	$413,139,710	$76,773,275	$1,063,727,452	$35,420,928	$24,891,518
Foreign currency held, at value (1)	—	—	6,026	—	—	753
Receivables:
Dividends and interest	411,578	3,341,931	887,350	2,984,671	353,944	389,257
Fund shares sold	1,686,225	1,840,281	810,648	6,991,349	148,672	183,979
Securities sold	1,006,110	10,387,887	392,189	86,824,917	1,075,270	50,161
Due from adviser	22,808	86,980	21,783	242,603	—	3,435
Prepaid expenses and other assets	15,020	18,657	12,900	24,480	19,899	12,757
Total Assets	96,671,921	428,815,446	78,904,171	1,160,795,472	37,018,713	25,531,860
LIABILITIES
Payables:
Fund shares redeemed	470,497	1,982,986	131,886	3,155,160	4,053	26,839
Securities purchased	1,753,750	11,587,500	6,349,520	100,855,727	1,749,375	1,226,386
Income distributions	7,927	94,746	6,588	457,160	1,995	1,421
Accrued advisory fees	30,721	174,307	34,358	571,240	18,598	11,750
Accrued administration fees	22,933	104,433	17,006	251,586	6,033	4,669
Accrued support service expenses	1,899	11,750	1,234	21,886	688	475
Accrued custodian fees and expenses	1,378	7,377	1,073	16,915	1,487	217
Accrued transfer agency out-of-pocket expenses	3,557	26,493	3,358	46,386	1,011	926
Accrued legal, audit and tax service fees	7,261	44,929	4,719	83,687	2,632	1,816
Accrued trustees’ fees and expenses and deferred compensation	10	22	5	118	5	2
Accrued distribution and/or service fees	6,311	29,359	5,334	50,615	740	1,118
Accrued other	10,987	42,965	13,503	65,997	25,576	12,608
Unfunded loan commitment depreciation	—	—	—	651	—	—
Total Liabilities	2,317,231	14,106,867	6,568,584	105,577,128	1,812,193	1,288,227
NET ASSETS	$94,354,690	$414,708,579	$72,335,587	$1,055,218,344	$35,206,520	$24,243,633
NET ASSETS CONSIST OF:
Paid-in capital	$93,458,902	$413,836,923	$70,094,196	$1,048,002,540	$34,611,189	$23,261,624
Undistributed net investment income	9,096	83,405	12,900	277,766	23,752	8,678
Undistributed/accumulated net realized gain (loss)	197,298	(2,795,562)	607,602	2,329,860	82,550	126,895
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	689,394	3,583,813	1,620,889	4,608,178	489,029	846,436
NET ASSETS	$94,354,690	$414,708,579	$72,335,587	$1,055,218,344	$35,206,520	$24,243,633
Class A Shares:
Net Assets	$60,012,128	$221,086,461	$37,896,399	$375,847,691	$8,676,718	$6,441,128
Shares of beneficial interest outstanding	5,735,535	20,734,328	3,383,173	35,750,226	849,066	574,086
Net Asset Value per share*	$10.46	$10.66	$11.20	$10.51	$10.22	$11.22
Sales Charge (2)	0.32	0.47	0.50	0.33	0.32	0.50
Maximum offering price per share	$10.78	$11.13	$11.70	$10.84	$10.54	$11.72
Class C Shares:
Net Assets	$23,769,132	$122,946,264	$23,451,153	$214,364,717	$2,442,101	$5,244,899
Shares of beneficial interest outstanding	2,275,442	11,528,144	2,096,562	20,420,616	239,413	467,861
Net Asset Value per share*	$10.45	$10.66	$11.19	$10.50	$10.20	$11.21
Class I Shares:
Net Assets	$978,522	$1,186,746	$1,685,614	$96,635,108	$22,227,293	$9,493,468
Shares of beneficial interest outstanding	93,639	111,192	151,225	9,177,449	2,175,520	852,404
Net Asset Value per share	$10.45	$10.67	$11.15	$10.53	$10.22	$11.14
Class P Shares:
Net Assets				$249,179
Shares of beneficial interest outstanding				23,676
Net Asset Value Per Share				$10.52
Advisor Class:
Net Assets	$9,594,908	$69,489,108	$9,302,421	$368,121,649	$1,860,408	$3,064,138
Shares of beneficial interest outstanding	916,898	6,503,996	830,274	34,916,294	182,194	272,914
Net Asset Value per share	$10.46	$10.68	$11.20	$10.54	$10.21	$11.23

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	The cost of foreign currency for the PL Strategic Income and PL High Income Funds was $6,639 and $788, respectively.
(2)	Class A shares of the PL Short Duration Income, PL Floating Rate Income and PL Limited Duration High Income Funds are subject to a maximum 3.00% front-end sales charge. Class A shares of the PL Income, PL Strategic Income and PL High Income Funds are subject to a maximum 4.25% front-end sales charge.

See Notes to Financial Statements

C-2

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2014

	PL Portfolio Optimization
	Conservative Fund	Moderate- Conservative Fund	Moderate Fund	Moderate- Aggressive Fund	Aggressive Fund
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$7,385,359	$8,035,635	$20,741,156	$12,181,592	$3,331,938
Dividends from mutual fund investments	288	1,785	2,030	12,120	963
Total Investment Income	7,385,647	8,037,420	20,743,186	12,193,712	3,332,901

EXPENSES
Advisory fees	982,792	1,077,594	2,877,222	1,931,714	565,508
Administration fees	737,094	808,196	2,157,917	1,448,785	424,131
Support services expenses	88,624	91,182	236,435	158,784	46,466
Custodian fees and expenses	85	85	85	85	85
Shareholder report expenses	68,156	70,152	176,440	120,611	38,670
Distribution and/or service fees (1)
Class A	543,778	664,339	1,855,342	1,240,984	367,534
Class B	411,996	511,859	1,466,603	1,124,977	353,098
Class C	2,187,644	2,136,145	5,090,063	3,336,140	909,102
Class R	57,186	33,954	150,524	98,498	38,743
Transfer agency out-of-pocket expenses	120,677	131,987	352,199	241,229	66,502
Registration fees	101,117	100,372	169,585	130,914	84,192
Legal, audit and tax service fees	67,241	74,458	199,715	134,298	39,284
Trustees’ fees and expenses	17,601	18,410	48,037	32,221	9,406
Other	23,228	23,683	59,476	41,032	13,440
Total Expenses	5,407,219	5,742,416	14,839,643	10,040,272	2,956,161
Adviser Expense Reimbursement (2)	(485,486)	(509,594)	(1,236,620)	(857,348)	(297,159)
Net Expenses	4,921,733	5,232,822	13,603,023	9,182,924	2,659,002
NET INVESTMENT INCOME	2,463,914	2,804,598	7,140,163	3,010,788	673,899

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	277,506	369,025	124,497	332,406	858,549
Investment security transactions	18	19	49	33	10
Capital gain distributions from affiliated mutual fund investments	6,267,037	9,272,734	32,405,264	27,075,356	9,251,747
Net Realized Gain	6,544,561	9,641,778	32,529,810	27,407,795	10,110,306

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual funds	(2,987,428)	13,147,640	75,023,699	75,931,305	24,646,040
Change in Net Unrealized Appreciation (Depreciation)	(2,987,428)	13,147,640	75,023,699	75,931,305	24,646,040
NET GAIN	3,557,133	22,789,418	107,553,509	103,339,100	34,756,346
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,021,047	$25,594,016	$114,693,672	$106,349,888	$35,430,245

(1)	The Advisor Class shares are not subject to distribution and service fees (see Notes 1 and 5 in the Notes to Financial Statements).
(2)	See Note 6B in Notes to Financial Statements.

See Notes to Financial Statements

C-3

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2014

	PL Short Duration Income Fund	PL Income Fund	PL Strategic Income Fund	PL Floating Rate Income Fund	PL Limited Duration High Income Fund (1)	PL High Income Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$494	$2,953	$40,082	$91,260	$228	$28,422
Interest, net of foreign taxes withheld	1,682,773	19,730,776	2,672,602	33,323,873	918,833	1,071,962
Other	3,256	—	22	38,512	—	2,000
Total Investment Income	1,686,523	19,733,729	2,712,706	33,453,645	919,061	1,102,384

EXPENSES
Advisory fees	266,501	2,508,471	301,884	4,426,160	119,037	108,796
Administration fees	196,689	1,503,041	143,614	1,980,488	33,325	40,828
Support services expenses	8,776	98,407	7,868	73,001	1,707	2,850
Custodian fees and expenses	3,765	18,599	2,425	36,215	2,327	820
Shareholder report expenses	8,083	72,436	7,411	60,321	1,629	3,698
Distribution and/or service fees (2)
Class A	100,497	696,389	68,374	711,790	6,811	12,400
Class C	185,568	1,397,259	143,868	1,519,606	5,520	35,854
Transfer agency out-of-pocket expenses	12,774	135,129	16,189	157,243	1,883	3,396
Registration fees	66,170	120,212	69,847	188,867	549	50,301
Legal, audit and tax service fees	9,297	67,442	6,594	98,628	2,977	2,484
Trustees’ fees and expenses	1,803	18,283	1,531	16,166	421	556
Offering expenses	—	—	—	—	61,187	—
Other	17,925	45,271	27,146	52,963	12,980	30,119
Total Expenses	877,848	6,680,939	796,751	9,321,448	250,353	292,102
Advisory Fee Waiver (3)	—	—	—	—	(3,663)	—
Adviser Expense Reimbursement (4)	(192,031)	(1,326,276)	(181,996)	(1,642,470)	(82,357)	(98,786)
Net Expenses	685,817	5,354,663	614,755	7,678,978	164,333	193,316
NET INVESTMENT INCOME	1,000,706	14,379,066	2,097,951	25,774,667	754,728	909,068

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	256,313	(2,687,733)	1,167,960	2,616,647	102,649	232,591
Net Realized Gain (Loss)	256,313	(2,687,733)	1,167,960	2,616,647	102,649	232,591

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	155,859	(6,584,699)	188,898	1,321,808	489,029	217,605
Unfunded loan commitments	—	—	—	(651)	—	—
Foreign currencies	—	—	(532)	—	—	(66)
Change in Net Unrealized Appreciation (Depreciation)	155,859	(6,584,699)	188,366	1,321,157	489,029	217,539
NET GAIN (LOSS)	412,172	(9,272,432)	1,356,326	3,937,804	591,678	450,130
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,412,878	$5,106,634	$3,454,277	$29,712,471	$1,346,406	$1,359,198

Foreign taxes withheld on dividends and interest	$—	$—	$142	$—	$—	$10

(1)	Operations commenced on July 31, 2013.
(2)	Class I, Class P and Advisor Class shares are not subject to distribution and service fees (see Notes 1 and 5 in Notes to Financial Statements).
(3)	See Note 5 in Notes to Financial Statements.
(4)	See Note 6B in Notes to Financial Statements.

See Notes to Financial Statements

C-4

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	PL Portfolio Optimization Conservative Fund		PL Portfolio Optimization Moderate-Conservative Fund		PL Portfolio Optimization Moderate Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
OPERATIONS
Net investment income	$2,463,914	$7,265,917	$2,804,598	$5,196,339	$7,140,163	$9,475,147
Net realized gain	6,544,561	12,903,068	9,641,778	9,791,165	32,529,810	18,784,514
Change in net unrealized appreciation (depreciation)	(2,987,428)	7,744,436	13,147,640	15,270,220	75,023,699	62,333,092
Net Increase in Net Assets Resulting from Operations	6,021,047	27,913,421	25,594,016	30,257,724	114,693,672	90,592,753
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(2,821,820)	(6,866,244)	(3,999,190)	(5,343,531)	(10,766,370)	(10,031,160)
Class B	(335,519)	(979,829)	(489,170)	(813,926)	(1,031,195)	(1,273,955)
Class C	(1,696,575)	(5,195,691)	(2,137,597)	(3,133,431)	(3,965,320)	(4,109,216)
Class R	(132,566)	(309,315)	(90,263)	(133,452)	(338,045)	(358,782)
Advisor Class	(41,725)	—	(27,190)	—	(225,940)	—
Net realized gains
Class A	(2,841,954)	(975,567)	(1,059,221)	—	—	—
Class B	(567,167)	(168,822)	(204,669)	—	—	—
Class C	(2,969,193)	(881,825)	(871,913)	—	—	—
Class R	(152,847)	(47,188)	(26,951)	—	—	—
Advisor Class	(35,601)	—	(5,813)	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(11,594,967)	(15,424,481)	(8,911,977)	(9,424,340)	(16,326,870)	(15,773,113)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	56,099,357	107,943,161	84,205,586	93,384,527	230,306,253	202,865,923
Class B	6,725,512	12,505,939	9,180,820	12,613,199	27,723,360	28,937,285
Class C	61,470,324	90,923,111	69,603,848	68,944,959	166,802,069	114,905,237
Class R	2,805,147	5,039,462	2,226,939	1,983,464	8,823,907	12,475,430
Advisor Class	4,309,203	1,363,246	2,821,072	876,491	18,550,650	3,384,697
Dividends and distribution reinvestments
Class A	5,121,877	6,823,998	4,784,115	4,916,243	10,353,302	9,561,378
Class B	817,013	1,024,939	659,049	757,288	992,538	1,219,636
Class C	4,318,768	5,415,640	2,816,292	2,864,308	3,718,287	3,786,971
Class R	285,413	356,503	117,214	133,452	337,635	357,758
Advisor Class	62,286	—	27,852	—	194,129	—
Cost of shares repurchased
Class A	(99,110,423)	(73,161,140)	(69,175,234)	(50,735,951)	(130,906,364)	(114,813,077)
Class B	(9,861,099)	(5,699,887)	(8,452,444)	(6,952,917)	(18,763,657)	(17,515,390)
Class C	(79,650,854)	(39,366,794)	(46,521,305)	(28,604,386)	(84,984,280)	(65,771,079)
Class R	(4,193,617)	(3,906,311)	(2,035,531)	(2,221,581)	(9,294,082)	(8,134,764)
Advisor Class	(1,849,334)	(55)	(884,737)	—	(2,832,202)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(52,650,427)	109,261,812	49,373,536	97,959,096	221,021,545	171,260,005
NET INCREASE (DECREASE) IN NET ASSETS	(58,224,347)	121,750,752	66,055,575	118,792,480	319,388,347	246,079,645
NET ASSETS
Beginning of Year	507,055,141	385,304,389	499,465,205	380,672,725	1,269,612,046	1,023,532,401
End of Year	$448,830,794	$507,055,141	$565,520,780	$499,465,205	$1,589,000,393	$1,269,612,046
Undistributed/Accumulated Net Investment Income (Loss)	($757,446)	($1,085)	($1,349,043)	($31,405)	$337,930	$1,106,974

See Notes to Financial Statements

C-5

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Portfolio Optimization Moderate-Aggressive Fund		PL Portfolio Optimization Aggressive Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
OPERATIONS
Net investment income	$3,010,788	$3,587,839	$673,899	$537,206
Net realized gain	27,407,795	8,544,620	10,110,306	2,705,253
Change in net unrealized appreciation	75,931,305	52,807,520	24,646,040	15,639,878
Net Increase in Net Assets Resulting from Operations	106,349,888	64,939,979	35,430,245	18,882,337
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(6,852,993)	(4,411,653)	(1,222,515)	(920,030)
Class B	(705,770)	(403,481)	(38,870)	(8,876)
Class C	(2,318,010)	(1,123,731)	(159,249)	(38,173)
Class R	(215,223)	(141,142)	(47,300)	(32,924)
Advisor Class	(63,384)	—	(23,745)	—
Net realized gains
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Advisor Class	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(10,155,380)	(6,080,007)	(1,491,679)	(1,000,003)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	142,919,612	105,360,707	37,868,091	31,112,894
Class B	17,876,001	16,703,733	5,257,576	4,168,688
Class C	95,240,806	59,537,333	28,881,008	17,338,489
Class R	5,451,413	6,712,096	2,126,736	2,402,818
Advisor Class	3,519,711	2,461,098	2,403,459	218,532
Dividends and distribution reinvestments
Class A	6,645,318	4,251,446	1,189,737	886,650
Class B	677,807	389,965	37,645	8,599
Class C	2,196,647	1,055,840	151,641	35,307
Class R	215,223	140,878	47,300	32,924
Advisor Class	50,235	—	9,062	—
Cost of shares repurchased
Class A	(79,611,259)	(68,791,354)	(28,010,608)	(30,471,856)
Class B	(16,085,991)	(14,658,748)	(4,908,415)	(5,479,851)
Class C	(50,975,201)	(42,516,841)	(19,891,624)	(17,905,394)
Class R	(5,149,547)	(4,951,355)	(2,171,356)	(2,365,955)
Advisor Class	(1,276,510)	—	(113,114)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	121,694,265	65,694,798	22,877,138	(18,155)
NET INCREASE IN NET ASSETS	217,888,773	124,554,770	56,815,704	17,864,179
NET ASSETS
Beginning of Year	857,741,296	733,186,526	255,505,304	237,641,125
End of Year	$1,075,630,069	$857,741,296	$312,321,008	$255,505,304
Undistributed Net Investment Income	$755,470	$1,256,615	$1,417,095	$108,580

See Notes to Financial Statements

C-6

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Short Duration Income Fund		PL Income Fund		PL Strategic Income Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
OPERATIONS
Net investment income	$1,000,706	$457,155	$14,379,066	$12,407,322	$2,097,951	$1,320,514
Net realized gain (loss)	256,313	313,926	(2,687,733)	16,442,913	1,167,960	1,637,946
Change in net unrealized appreciation (depreciation)	155,859	398,995	(6,584,699)	6,339,135	188,366	1,086,514
Net Increase in Net Assets Resulting from Operations	1,412,878	1,170,076	5,106,634	35,189,370	3,454,277	4,044,974
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(684,938)	(105,796)	(8,489,456)	(9,199,985)	(1,207,790)	(256,720)
Class C	(178,171)	(39,542)	(3,262,361)	(2,518,096)	(536,688)	(94,548)
Class I	(30,286)	(285,926)	(44,760)	(48,871)	(191,586)	(962,751)
Advisor Class	(113,349)	(25,265)	(2,717,868)	(469,805)	(178,520)	(19,981)
Net realized gains
Class A	(151,735)	(43,053)	(3,751,195)	(8,848,617)	(889,933)	(230,684)
Class C	(68,653)	(39,621)	(1,925,110)	(3,399,639)	(453,293)	(114,979)
Class I	(2,555)	(86,775)	(17,465)	(41,790)	(29,936)	(573,860)
Advisor Class	(18,328)	(18,351)	(1,139,508)	(513,462)	(120,178)	(17,232)
Net Decrease from Dividends and Distributions to Shareholders	(1,248,015)	(644,329)	(21,347,723)	(25,040,265)	(3,607,924)	(2,270,755)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	60,289,931	25,242,662	83,208,862	265,671,625	30,152,055	21,885,984
Class C	19,934,678	10,802,733	30,713,477	96,463,160	17,364,212	8,573,364
Class I	722,595	277,900	81,865	747,113	1,056,697	1,544,246
Advisor Class	8,970,832	4,103,874	40,811,461	94,493,687	8,662,380	1,532,710
Dividends and distribution reinvestments
Class A	700,454	120,623	10,479,851	13,900,718	1,908,436	455,409
Class C	222,558	60,412	4,431,014	4,945,701	899,882	185,360
Class I	32,841	372,696	40,842	69,602	211,631	1,521,257
Advisor Class	109,388	39,437	2,984,004	857,150	254,303	31,591
Cost of shares repurchased
Class A	(23,652,874)	(2,876,027)	(197,526,408)	(201,102,389)	(14,992,646)	(1,598,140)
Class C	(6,726,584)	(592,240)	(68,363,424)	(20,073,793)	(2,796,525)	(927,797)
Class I	(13,090,925)	—	(677,903)	(354,320)	(21,610,465)	(183,792)
Advisor Class	(2,647,261)	(1,004,847)	(65,453,132)	(1,088,570)	(1,205,737)	(5,262)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	44,865,633	36,547,223	(159,269,491)	254,529,684	19,904,223	33,014,930
NET INCREASE (DECREASE) IN NET ASSETS	45,030,496	37,072,970	(175,510,580)	264,678,789	19,750,576	34,789,149
NET ASSETS
Beginning of Year	49,324,194	12,251,224	590,219,159	325,540,370	52,585,011	17,795,862
End of Year	$94,354,690	$49,324,194	$414,708,579	$590,219,159	$72,335,587	$52,585,011
Undistributed Net Investment Income	$9,096	$15,134	$83,405	$219,811	$12,900	$34,596

See Notes to Financial Statements

C-7

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Floating Rate Income Fund		PL Limited Duration High Income Fund (1)	PL High Income Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2014	Year Ended March 31, 2014	Year Ended March 31, 2013
OPERATIONS
Net investment income	$25,774,667	$4,565,626	$754,728	$909,068	$587,847
Net realized gain	2,616,647	2,210,370	102,649	232,591	401,592
Change in net unrealized appreciation	1,321,157	2,842,575	489,029	217,539	357,715
Net Increase in Net Assets Resulting from Operations	29,712,471	9,618,571	1,346,406	1,359,198	1,347,154
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(10,667,801)	(2,050,935)	(121,106)	(250,119)	(74,859)
Class C	(4,611,876)	(848,981)	(22,580)	(155,578)	(37,167)
Class I	(1,835,602)	(1,249,900)	(563,742)	(470,338)	(495,793)
Class P	(2,898)	(123)	—	—	—
Advisor Class	(8,489,969)	(325,153)	(30,089)	(32,777)	(3,547)
Net realized gains
Class A	(545,857)	(598,819)	(2,486)	(92,025)	(51,882)
Class C	(286,495)	(295,573)	(566)	(67,572)	(30,651)
Class I	(79,308)	(84,833)	(16,212)	(163,127)	(206,640)
Class P	(16)	—	—	—	—
Advisor Class	(422,461)	(127,065)	(835)	(6,092)	(1,098)
Net Decrease from Dividends and Distributions to Shareholders	(26,942,283)	(5,581,382)	(757,616)	(1,237,628)	(901,637)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	331,268,389	120,227,225	9,423,359	4,221,962	3,832,157
Class C	173,621,430	59,364,754	2,466,423	3,477,530	2,970,629
Class I	87,451,805	4,750,535	21,183,762	28,526	199,429
Class P	252,683	14,291	—	—	—
Advisor Class	377,225,355	41,065,562	2,023,583	3,093,923	280,533
Dividends and distribution reinvestments
Class A	9,791,691	2,110,981	112,297	313,467	116,387
Class C	4,090,137	788,075	20,564	199,720	56,881
Class I	1,717,126	1,210,163	579,954	633,465	702,433
Class P	2,914	123	—	—	—
Advisor Class	6,522,226	273,104	29,698	32,514	4,088
Cost of shares repurchased
Class A	(91,687,943)	(11,094,224)	(947,758)	(1,621,656)	(490,218)
Class C	(27,061,176)	(1,319,775)	(60,304)	(657,069)	(844,981)
Class I	(3,370,949)	(38,351,412)	—	(27,933)	(1,000)
Class P	(21,132)	(350)	—	—	—
Advisor Class	(51,794,600)	(5,913,249)	(213,848)	(361,997)	(5,627)
Net Increase in Net Assets from Capital Share Transactions	818,007,956	173,125,803	34,617,730	9,332,452	6,820,711
NET INCREASE IN NET ASSETS	820,778,144	177,162,992	35,206,520	9,454,022	7,266,228
NET ASSETS
Beginning of Year or Period	234,440,200	57,277,208	—	14,789,611	7,523,383
End of Year or Period	$1,055,218,344	$234,440,200	$35,206,520	$24,243,633	$14,789,611
Undistributed Net Investment Income	$277,766	$113,212	$23,752	$8,678	$9,171

(1)	Operations commenced on July 31, 2013.

See Notes to Financial Statements

C-8

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Portfolio Optimization Conservative Fund
Class A
4/1/2013 - 3/31/2014	$11.40	$0.10	$0.10	$0.20	($0.15)	($0.16)	($0.31)	$11.29	0.70%	0.60%	0.90%	1.78%	$190,492	11%
4/1/2012 - 3/31/2013	11.07	0.23	0.49	0.72	(0.34)	(0.05)	(0.39)	11.40	0.71%	0.60%	2.01%	6.57%	230,646	27%
4/1/2011 - 3/31/2012	10.87	0.22	0.29	0.51	(0.28)	(0.03)	(0.31)	11.07	0.73%	0.60%	1.99%	4.80%	182,912	10%
4/1/2010 - 3/31/2011	10.41	0.15	0.63	0.78	(0.32)	—	(0.32)	10.87	0.78%	0.53%	1.43%	7.60%	130,249	18%
4/1/2009 - 3/31/2010	8.84	0.32	1.59	1.91	(0.31)	(0.03)	(0.34)	10.41	0.95%	0.20%	3.20%	21.67%	68,938	21%
Class B
4/1/2013 - 3/31/2014	$11.27	$0.02	$0.10	$0.12	($0.09)	($0.16)	($0.25)	$11.14	1.45%	1.35%	0.15%	1.06%	$39,160	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.50	0.64	(0.28)	(0.05)	(0.33)	11.27	1.46%	1.35%	1.27%	5.89%	41,999	27%
4/1/2011 - 3/31/2012	10.78	0.13	0.29	0.42	(0.21)	(0.03)	(0.24)	10.96	1.48%	1.35%	1.24%	4.02%	33,122	10%
4/1/2010 - 3/31/2011	10.34	0.07	0.63	0.70	(0.26)	—	(0.26)	10.78	1.53%	1.27%	0.68%	6.80%	22,282	18%
4/1/2009 - 3/31/2010	8.77	0.24	1.60	1.84	(0.24)	(0.03)	(0.27)	10.34	1.70%	0.95%	2.45%	21.07%	13,336	21%
Class C
4/1/2013 - 3/31/2014	$11.26	$0.02	$0.10	$0.12	($0.09)	($0.16)	($0.25)	$11.13	1.45%	1.35%	0.15%	1.04%	$204,180	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.49	0.63	(0.28)	(0.05)	(0.33)	11.26	1.46%	1.35%	1.22%	5.84%	220,688	27%
4/1/2011 - 3/31/2012	10.77	0.13	0.30	0.43	(0.21)	(0.03)	(0.24)	10.96	1.48%	1.35%	1.24%	4.08%	158,748	10%
4/1/2010 - 3/31/2011	10.33	0.07	0.63	0.70	(0.26)	—	(0.26)	10.77	1.53%	1.27%	0.68%	6.81%	117,458	18%
4/1/2009 - 3/31/2010	8.76	0.24	1.61	1.85	(0.25)	(0.03)	(0.28)	10.33	1.70%	0.95%	2.45%	21.14%	67,620	21%
Class R
4/1/2013 - 3/31/2014	$11.36	$0.07	$0.10	$0.17	($0.13)	($0.16)	($0.29)	$11.24	0.95%	0.85%	0.65%	1.52%	$11,132	11%
4/1/2012 - 3/31/2013	11.03	0.20	0.50	0.70	(0.32)	(0.05)	(0.37)	11.36	0.96%	0.85%	1.79%	6.38%	12,357	27%
4/1/2011 - 3/31/2012	10.83	0.19	0.29	0.48	(0.25)	(0.03)	(0.28)	11.03	0.98%	0.85%	1.74%	4.58%	10,522	10%
4/1/2010 - 3/31/2011	10.38	0.13	0.61	0.74	(0.29)	—	(0.29)	10.83	1.03%	0.75%	1.20%	7.25%	8,881	18%
4/1/2009 - 3/31/2010	8.81	0.29	1.60	1.89	(0.29)	(0.03)	(0.32)	10.38	1.20%	0.45%	2.95%	21.53%	7,972	21%
Advisor Class
4/1/2013 - 3/31/2014	$11.41	$0.12	$0.09	$0.21	($0.17)	($0.16)	($0.33)	$11.29	0.45%	0.40%	1.10%	1.87%	$3,867	11%
12/31/2012 - 3/31/2013	11.18	(0.01)	0.24	0.23	—	—	—	11.41	0.48%	0.40%	(0.40%)	2.06%	1,366	27%
PL Portfolio Optimization Moderate-Conservative Fund
Class A
4/1/2013 - 3/31/2014	$12.10	$0.11	$0.50	$0.61	($0.18)	($0.05)	($0.23)	$12.48	0.69%	0.60%	0.89%	5.08%	$274,899	5%
4/1/2012 - 3/31/2013	11.56	0.18	0.64	0.82	(0.28)	—	(0.28)	12.10	0.71%	0.60%	1.58%	7.22%	246,609	24%
4/1/2011 - 3/31/2012	11.25	0.18	0.35	0.53	(0.22)	—	(0.22)	11.56	0.73%	0.60%	1.62%	4.87%	188,660	10%
4/1/2010 - 3/31/2011	10.54	0.12	0.87	0.99	(0.28)	—	(0.28)	11.25	0.78%	0.52%	1.16%	9.53%	132,919	10%
4/1/2009 - 3/31/2010	8.36	0.26	2.19	2.45	(0.27)	—	(0.27)	10.54	0.95%	0.20%	2.58%	29.60%	78,160	10%
Class B
4/1/2013 - 3/31/2014	$11.99	$0.02	$0.51	$0.53	($0.11)	($0.05)	($0.16)	$12.36	1.44%	1.35%	0.14%	4.47%	$52,285	5%
4/1/2012 - 3/31/2013	11.46	0.10	0.63	0.73	(0.20)	—	(0.20)	11.99	1.46%	1.35%	0.85%	6.46%	49,372	24%
4/1/2011 - 3/31/2012	11.17	0.10	0.35	0.45	(0.16)	—	(0.16)	11.46	1.48%	1.35%	0.87%	4.07%	40,812	10%
4/1/2010 - 3/31/2011	10.47	0.04	0.87	0.91	(0.21)	—	(0.21)	11.17	1.53%	1.27%	0.41%	8.78%	28,411	10%
4/1/2009 - 3/31/2010	8.30	0.18	2.20	2.38	(0.21)	—	(0.21)	10.47	1.70%	0.95%	1.83%	28.87%	19,202	10%
Class C
4/1/2013 - 3/31/2014	$11.99	$0.02	$0.51	$0.53	($0.12)	($0.05)	($0.17)	$12.35	1.44%	1.35%	0.14%	4.41%	$228,445	5%
4/1/2012 - 3/31/2013	11.47	0.09	0.64	0.73	(0.21)	—	(0.21)	11.99	1.46%	1.35%	0.81%	6.41%	196,123	24%
4/1/2011 - 3/31/2012	11.16	0.10	0.36	0.46	(0.15)	—	(0.15)	11.47	1.48%	1.35%	0.87%	4.20%	144,900	10%
4/1/2010 - 3/31/2011	10.47	0.04	0.86	0.90	(0.21)	—	(0.21)	11.16	1.53%	1.27%	0.41%	8.71%	107,411	10%
4/1/2009 - 3/31/2010	8.30	0.18	2.20	2.38	(0.21)	—	(0.21)	10.47	1.70%	0.95%	1.83%	28.87%	65,086	10%
Class R
4/1/2013 - 3/31/2014	$12.06	$0.08	$0.51	$0.59	($0.16)	($0.05)	($0.21)	$12.44	0.94%	0.85%	0.64%	4.91%	$7,000	5%
4/1/2012 - 3/31/2013	11.52	0.16	0.63	0.79	(0.25)	—	(0.25)	12.06	0.96%	0.85%	1.39%	6.92%	6,482	24%
4/1/2011 - 3/31/2012	11.22	0.15	0.35	0.50	(0.20)	—	(0.20)	11.52	0.98%	0.85%	1.37%	4.53%	6,301	10%
4/1/2010 - 3/31/2011	10.51	0.10	0.86	0.96	(0.25)	—	(0.25)	11.22	1.03%	0.76%	0.91%	9.32%	15,236	10%
4/1/2009 - 3/31/2010	8.34	0.23	2.20	2.43	(0.26)	—	(0.26)	10.51	1.20%	0.45%	2.33%	29.32%	10,478	10%
Advisor Class
4/1/2013 - 3/31/2014	$12.10	$0.13	$0.51	$0.64	($0.20)	($0.05)	($0.25)	$12.49	0.44%	0.40%	1.09%	5.32%	$2,892	5%
12/31/2012 - 3/31/2013	11.68	(0.01)	0.43	0.42	—	—	—	12.10	0.46%	0.40%	(0.40%)	3.60%	880	24%

See Notes to Financial Statements	See explanation of references on C-13

C-9

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Portfolio Optimization Moderate Fund
Class A
4/1/2013 - 3/31/2014	$13.06	$0.11	$1.00	$1.11	($0.19)	$—	($0.19)	$13.98	0.69%	0.60%	0.84%	8.51%	$814,707	1%
4/1/2012 - 3/31/2013	12.26	0.15	0.86	1.01	(0.21)	—	(0.21)	13.06	0.70%	0.60%	1.20%	8.36%	654,158	25%
4/1/2011 - 3/31/2012	11.88	0.14	0.42	0.56	(0.18)	—	(0.18)	12.26	0.72%	0.60%	1.18%	4.82%	517,945	7%
4/1/2010 - 3/31/2011	10.81	0.10	1.19	1.29	(0.22)	—	(0.22)	11.88	0.77%	0.52%	0.91%	12.10%	384,999	9%
4/1/2009 - 3/31/2010	7.96	0.20	2.87	3.07	(0.22)	—	(0.22)	10.81	0.92%	0.20%	1.99%	38.85%	247,213	9%
Class B
4/1/2013 - 3/31/2014	$12.96	$0.01	$1.01	$1.02	($0.09)	$—	($0.09)	$13.89	1.44%	1.35%	0.09%	7.90%	$156,450	1%
4/1/2012 - 3/31/2013	12.18	0.06	0.85	0.91	(0.13)	—	(0.13)	12.96	1.45%	1.35%	0.47%	7.49%	136,411	25%
4/1/2011 - 3/31/2012	11.80	0.05	0.43	0.48	(0.10)	—	(0.10)	12.18	1.47%	1.35%	0.43%	4.13%	115,513	7%
4/1/2010 - 3/31/2011	10.74	0.02	1.18	1.20	(0.14)	—	(0.14)	11.80	1.52%	1.26%	0.17%	11.33%	92,064	9%
4/1/2009 - 3/31/2010	7.90	0.12	2.87	2.99	(0.15)	—	(0.15)	10.74	1.67%	0.95%	1.24%	38.14%	65,336	9%
Class C
4/1/2013 - 3/31/2014	$12.95	$0.01	$1.01	$1.02	($0.10)	$—	($0.10)	$13.87	1.44%	1.35%	0.09%	7.89%	$566,257	1%
4/1/2012 - 3/31/2013	12.17	0.06	0.85	0.91	(0.13)	—	(0.13)	12.95	1.45%	1.35%	0.46%	7.50%	445,932	25%
4/1/2011 - 3/31/2012	11.78	0.05	0.43	0.48	(0.09)	—	(0.09)	12.17	1.47%	1.35%	0.43%	4.18%	366,753	7%
4/1/2010 - 3/31/2011	10.73	0.02	1.17	1.19	(0.14)	—	(0.14)	11.78	1.52%	1.26%	0.17%	11.26%	308,449	9%
4/1/2009 - 3/31/2010	7.88	0.12	2.88	3.00	(0.15)	—	(0.15)	10.73	1.67%	0.95%	1.24%	38.36%	210,889	9%
Class R
4/1/2013 - 3/31/2014	$13.03	$0.08	$1.00	$1.08	($0.15)	$—	($0.15)	$13.96	0.94%	0.85%	0.59%	8.33%	$31,641	1%
4/1/2012 - 3/31/2013	12.24	0.11	0.86	0.97	(0.18)	—	(0.18)	13.03	0.95%	0.85%	0.93%	8.02%	29,715	25%
4/1/2011 - 3/31/2012	11.84	0.11	0.43	0.54	(0.14)	—	(0.14)	12.24	0.97%	0.85%	0.93%	4.67%	23,321	7%
4/1/2010 - 3/31/2011	10.77	0.07	1.18	1.25	(0.18)	—	(0.18)	11.84	1.02%	0.75%	0.68%	11.82%	23,658	9%
4/1/2009 - 3/31/2010	7.93	0.17	2.87	3.04	(0.20)	—	(0.20)	10.77	1.17%	0.45%	1.74%	38.61%	24,232	9%
Advisor Class
4/1/2013 - 3/31/2014	$13.06	$0.14	$1.00	$1.14	($0.22)	$—	($0.22)	$13.98	0.44%	0.40%	1.04%	8.73%	$19,945	1%
12/31/2012 - 3/31/2013	12.41	(0.01)	0.66	0.65	—	—	—	13.06	0.45%	0.40%	(0.40%)	5.24%	3,396	25%
PL Portfolio Optimization Moderate-Aggressive Fund
Class A
4/1/2013 - 3/31/2014	$13.33	$0.09	$1.51	$1.60	($0.19)	$—	($0.19)	$14.74	0.69%	0.60%	0.66%	12.01%	$555,319	1%
4/1/2012 - 3/31/2013	12.41	0.10	0.96	1.06	(0.14)	—	(0.14)	13.33	0.71%	0.60%	0.83%	8.62%	436,055	25%
4/1/2011 - 3/31/2012	12.05	0.10	0.38	0.48	(0.12)	—	(0.12)	12.41	0.72%	0.60%	0.82%	4.13%	365,426	8%
4/1/2010 - 3/31/2011	10.68	0.07	1.44	1.51	(0.14)	—	(0.14)	12.05	0.77%	0.51%	0.62%	14.36%	301,232	13%
4/1/2009 - 3/31/2010	7.31	0.13	3.38	3.51	(0.14)	—	(0.14)	10.68	0.92%	0.20%	1.33%	48.26%	225,236	14%
Class B
4/1/2013 - 3/31/2014	$13.22	($0.01)	$1.50	$1.49	($0.09)	$—	($0.09)	$14.62	1.44%	1.35%	(0.09%)	11.25%	$119,506	1%
4/1/2012 - 3/31/2013	12.30	0.01	0.96	0.97	(0.05)	—	(0.05)	13.22	1.46%	1.35%	0.09%	7.92%	105,757	25%
4/1/2011 - 3/31/2012	11.93	0.01	0.40	0.41	(0.04)	—	(0.04)	12.30	1.47%	1.35%	0.07%	3.50%	95,937	8%
4/1/2010 - 3/31/2011	10.57	(0.01)	1.43	1.42	(0.06)	—	(0.06)	11.93	1.52%	1.26%	(0.13%)	13.59%	83,812	13%
4/1/2009 - 3/31/2010	7.21	0.05	3.38	3.43	(0.07)	—	(0.07)	10.57	1.67%	0.95%	0.58%	47.84%	68,751	14%
Class C
4/1/2013 - 3/31/2014	$13.19	($0.01)	$1.50	$1.49	($0.09)	$—	($0.09)	$14.59	1.44%	1.35%	(0.09%)	11.33%	$375,368	1%
4/1/2012 - 3/31/2013	12.27	0.01	0.96	0.97	(0.05)	—	(0.05)	13.19	1.46%	1.35%	0.09%	7.95%	295,615	25%
4/1/2011 - 3/31/2012	11.91	0.01	0.39	0.40	(0.04)	—	(0.04)	12.27	1.47%	1.35%	0.07%	3.39%	257,114	8%
4/1/2010 - 3/31/2011	10.55	(0.01)	1.43	1.42	(0.06)	—	(0.06)	11.91	1.52%	1.26%	(0.13%)	13.64%	230,964	13%
4/1/2009 - 3/31/2010	7.18	0.05	3.39	3.44	(0.07)	—	(0.07)	10.55	1.67%	0.95%	0.58%	48.18%	189,917	14%
Class R
4/1/2013 - 3/31/2014	$13.32	$0.06	$1.49	$1.55	($0.15)	$—	($0.15)	$14.72	0.94%	0.85%	0.41%	11.67%	$20,326	1%
4/1/2012 - 3/31/2013	12.40	0.07	0.96	1.03	(0.11)	—	(0.11)	13.32	0.96%	0.85%	0.55%	8.38%	17,844	25%
4/1/2011 - 3/31/2012	12.03	0.07	0.40	0.47	(0.10)	—	(0.10)	12.40	0.97%	0.85%	0.57%	3.97%	14,710	8%
4/1/2010 - 3/31/2011	10.67	0.04	1.44	1.48	(0.12)	—	(0.12)	12.03	1.02%	0.76%	0.37%	14.00%	17,265	13%
4/1/2009 - 3/31/2010	7.30	0.10	3.39	3.49	(0.12)	—	(0.12)	10.67	1.17%	0.45%	1.08%	48.07%	12,211	14%
Advisor Class
4/1/2013 - 3/31/2014	$13.34	$0.12	$1.51	$1.63	($0.22)	$—	($0.22)	$14.75	0.44%	0.40%	0.86%	12.21%	$5,111	1%
12/31/2012 - 3/31/2013	12.50	(0.01)	0.85	0.84	—	—	—	13.34	0.45%	0.40%	(0.40%)	6.72%	2,470	25%

See Notes to Financial Statements	See explanation of references on C-13

C-10

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Portfolio Optimization Aggressive Fund
Class A
4/1/2013 - 3/31/2014	$13.50	$0.08	$1.77	$1.85	($0.12)		$—	($0.12)		$15.23	0.71%	0.60%	0.58%	13.70%	$161,858	5%
4/1/2012 - 3/31/2013	12.56	0.07	0.96	1.03	(0.09)		—	(0.09)		13.50	0.73%	0.60%	0.57%	8.30%	133,265	30%
4/1/2011 - 3/31/2012	12.29	0.06	0.27	0.33	(0.06)		—	(0.06)		12.56	0.74%	0.60%	0.52%	2.73%	122,397	13%
4/1/2010 - 3/31/2011	10.66	0.05	1.65	1.70	(0.07)		—	(0.07)		12.29	0.80%	0.51%	0.44%	16.11%	114,246	26%
4/1/2009 - 3/31/2010	6.92	0.09	3.75	3.84	(0.10)		—	(0.10)		10.66	0.94%	0.20%	0.94%	55.84%	98,669	26%
Class B
4/1/2013 - 3/31/2014	$13.22	($0.02)	$1.76	$1.74	($0.02)		$—	($0.02)		$14.94	1.46%	1.35%	(0.17%)	13.13%	$37,704	5%
4/1/2012 - 3/31/2013	12.28	(0.02)	0.96	0.94	(0.00	)(5)	—	(0.00	)(5)	13.22	1.48%	1.35%	(0.17%)	7.69%	33,013	30%
4/1/2011 - 3/31/2012	12.03	(0.03)	0.28	0.25	—		—	—		12.28	1.49%	1.35%	(0.23%)	2.08%	31,969	13%
4/1/2010 - 3/31/2011	10.46	(0.03)	1.65	1.62	(0.05)		—	(0.05)		12.03	1.55%	1.25%	(0.31%)	15.62%	30,693	26%
4/1/2009 - 3/31/2010	6.72	0.02	3.75	3.77	(0.03)		—	(0.03)		10.46	1.69%	0.95%	0.19%	56.15%	28,776	26%
Class C
4/1/2013 - 3/31/2014	$13.22	($0.02)	$1.75	$1.73	($0.02)		$—	($0.02)		$14.93	1.46%	1.35%	(0.17%)	13.12%	$101,888	5%
4/1/2012 - 3/31/2013	12.28	(0.02)	0.97	0.95	(0.01)		—	(0.01)		13.22	1.48%	1.35%	(0.18%)	7.71%	81,754	30%
4/1/2011 - 3/31/2012	12.03	(0.03)	0.28	0.25	—		—	—		12.28	1.49%	1.35%	(0.23%)	2.08%	76,613	13%
4/1/2010 - 3/31/2011	10.46	(0.03)	1.65	1.62	(0.05)		—	(0.05)		12.03	1.55%	1.25%	(0.31%)	15.61%	75,607	26%
4/1/2009 - 3/31/2010	6.71	0.02	3.75	3.77	(0.02)		—	(0.02)		10.46	1.69%	0.95%	0.19%	56.11%	68,230	26%
Class R
4/1/2013 - 3/31/2014	$13.43	$0.05	$1.75	$1.80	($0.08)		$—	($0.08)		$15.15	0.96%	0.85%	0.33%	13.45%	$8,151	5%
4/1/2012 - 3/31/2013	12.48	0.04	0.97	1.01	(0.06)		—	(0.06)		13.43	0.98%	0.85%	0.33%	8.17%	7,251	30%
4/1/2011 - 3/31/2012	12.22	0.03	0.26	0.29	(0.03)		—	(0.03)		12.48	0.99%	0.85%	0.27%	2.43%	6,662	13%
4/1/2010 - 3/31/2011	10.61	0.02	1.65	1.67	(0.06)		—	(0.06)		12.22	1.05%	0.76%	0.19%	16.02%	5,553	26%
4/1/2009 - 3/31/2010	6.88	0.06	3.76	3.82	(0.09)		—	(0.09)		10.61	1.19%	0.45%	0.69%	55.70%	4,448	26%
Advisor Class
4/1/2013 - 3/31/2014	$13.51	$0.11	$1.76	$1.87	($0.15)		$—	($0.15)		$15.23	0.46%	0.40%	0.78%	13.84%	$2,719	5%
12/31/2012 - 3/31/2013	12.56	(0.01)	0.96	0.95	—		—	—		13.51	0.48%	0.40%	(0.40%)	7.56%	222	30%
PL Short Duration Income Fund
Class A
4/1/2013 - 3/31/2014	$10.46	$0.17	$0.04	$0.21	($0.18)		($0.03)	($0.21)		$10.46	1.14%	0.85%	1.68%	2.00%	$60,012	98%
6/29/2012 - 3/31/2013	10.20	0.16	0.32	0.48	(0.15)		(0.07)	(0.22)		10.46	1.24%	0.85%	2.02%	4.78%	22,589	146%
Class C
4/1/2013 - 3/31/2014	$10.45	$0.10	$0.03	$0.13	($0.10)		($0.03)	($0.13)		$10.45	1.89%	1.60%	0.93%	1.28%	$23,769	98%
6/29/2012 - 3/31/2013	10.20	0.10	0.33	0.43	(0.11)		(0.07)	(0.18)		10.45	1.99%	1.60%	1.27%	4.28%	10,307	146%
Class I
4/1/2013 - 3/31/2014	$10.45	$0.21	$0.02	$0.23	($0.20)		($0.03)	($0.23)		$10.45	0.74%	0.60%	1.93%	2.20%	$979	98%
4/1/2012 - 3/31/2013	10.14	0.23	0.38	0.61	(0.23)		(0.07)	(0.30)		10.45	1.08%	0.60%	2.27%	6.10%	13,280	146%
12/19/2011 - 3/31/2012	10.00	0.06	0.15	0.21	(0.07)		—	(0.07)		10.14	2.04%	0.60%	2.06%	2.10%	12,251	73%
Advisor Class
4/1/2013 - 3/31/2014	$10.46	$0.20	$0.03	$0.23	($0.20)		($0.03)	($0.23)		$10.46	0.89%	0.60%	1.93%	2.25%	$9,595	98%
6/29/2012 - 3/31/2013	10.20	0.18	0.31	0.49	(0.16)		(0.07)	(0.23)		10.46	0.99%	0.60%	2.27%	4.85%	3,148	146%
PL Income Fund
Class A
4/1/2013 - 3/31/2014	$10.92	$0.32	($0.09)	$0.23	($0.33)		($0.16)	($0.49)		$10.66	1.16%	0.90%	3.03%	2.27%	$221,086	120%
4/1/2012 - 3/31/2013	10.61	0.30	0.55	0.85	(0.29)		(0.25)	(0.54)		10.92	1.17%	0.90%	2.76%	8.13%	333,987	171%
4/1/2011 - 3/31/2012	10.16	0.30	0.48	0.78	(0.30)		(0.03)	(0.33)		10.61	1.35%	0.90%	2.94%	7.79%	247,522	199%
12/31/2010 - 3/31/2011	10.00	0.09	0.16	0.25	(0.09)		—	(0.09)		10.16	1.77%	0.90%	3.62%	2.46%	5,300	142%
Class C
4/1/2013 - 3/31/2014	$10.93	$0.24	($0.10)	$0.14	($0.25)		($0.16)	($0.41)		$10.66	1.91%	1.65%	2.28%	1.41%	$122,946	120%
4/1/2012 - 3/31/2013	10.62	0.22	0.55	0.77	(0.21)		(0.25)	(0.46)		10.93	1.92%	1.65%	2.01%	7.37%	160,472	171%
6/30/2011 - 3/31/2012	10.32	0.17	0.33	0.50	(0.17)		(0.03)	(0.20)		10.62	2.07%	1.65%	2.17%	4.89%	76,726	199%
Class I
4/1/2013 - 3/31/2014	$10.93	$0.35	($0.09)	$0.26	($0.36)		($0.16)	($0.52)		$10.67	0.76%	0.65%	3.28%	2.53%	$1,187	120%
4/1/2012 - 3/31/2013	10.62	0.33	0.55	0.88	(0.32)		(0.25)	(0.57)		10.93	0.77%	0.65%	3.01%	8.39%	1,794	171%
4/1/2011 - 3/31/2012	10.16	0.36	0.44	0.80	(0.31)		(0.03)	(0.34)		10.62	0.95%	0.65%	3.42%	7.95%	1,292	199%
12/31/2010 - 3/31/2011	10.00	0.10	0.15	0.25	(0.09)		—	(0.09)		10.16	1.37%	0.65%	3.87%	2.48%	51,231	142%
Advisor Class
4/1/2013 - 3/31/2014	$10.95	$0.35	($0.10)	$0.25	($0.36)		($0.16)	($0.52)		$10.68	0.91%	0.65%	3.28%	2.53%	$69,489	120%
6/29/2012 - 3/31/2013	10.79	0.24	0.41	0.65	(0.24)		(0.25)	(0.49)		10.95	0.94%	0.67%	2.99%	5.97%	93,966	171%

See Notes to Financial Statements	See explanation of references on C-13

C-11

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (1)	Net Realized and Unrealized Gain	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Strategic Income Fund
Class A
4/1/2013 - 3/31/2014	$11.23	$0.48	$0.30	$0.78	($0.49)	($0.32)	($0.81)	$11.20	1.43%	1.05%	4.34%	7.25%	$37,896	190%
6/29/2012 - 3/31/2013	10.53	0.38	0.98	1.36	(0.36)	(0.30)	(0.66)	11.23	1.47%	1.05%	4.55%	13.12%	20,963	353%
Class C
4/1/2013 - 3/31/2014	$11.22	$0.40	$0.30	$0.70	($0.41)	($0.32)	($0.73)	$11.19	2.18%	1.80%	3.59%	6.51%	$23,451	190%
6/29/2012 - 3/31/2013	10.53	0.32	0.98	1.30	(0.31)	(0.30)	(0.61)	11.22	2.22%	1.80%	3.80%	12.52%	7,948	353%
Class I
4/1/2013 - 3/31/2014	$11.18	$0.52	$0.28	$0.80	($0.51)	($0.32)	($0.83)	$11.15	1.03%	0.80%	4.59%	7.51%	$1,686	190%
4/1/2012 - 3/31/2013	10.40	0.52	1.09	1.61	(0.53)	(0.30)	(0.83)	11.18	1.22%	0.80%	4.80%	15.94%	22,099	353%
12/19/2011 - 3/31/2012	10.00	0.14	0.38	0.52	(0.12)	—	(0.12)	10.40	1.78%	0.80%	4.84%	5.22%	17,796	156%
Advisor Class
4/1/2013 - 3/31/2014	$11.24	$0.51	$0.29	$0.80	($0.52)	($0.32)	($0.84)	$11.20	1.18%	0.80%	4.59%	7.42%	$9,302	190%
6/29/2012 - 3/31/2013	10.53	0.40	0.97	1.37	(0.36)	(0.30)	(0.66)	11.24	1.24%	0.82%	4.78%	13.31%	1,575	353%
PL Floating Rate Income Fund
Class A
4/1/2013 - 3/31/2014	$10.46	$0.40	$0.04	$0.44	($0.37)	($0.02)	($0.39)	$10.51	1.30%	1.05%	3.86%	4.30%	$375,848	123%
4/1/2012 - 3/31/2013	10.07	0.46	0.46	0.92	(0.43)	(0.10)	(0.53)	10.46	1.43%	1.05%	4.46%	9.36%	125,007	186%
12/30/2011 - 3/31/2012	9.81	0.13	0.24	0.37	(0.11)	—	(0.11)	10.07	1.55%	1.05%	5.33%	3.79%	12,071	139%
Class C
4/1/2013 - 3/31/2014	$10.45	$0.33	$0.04	$0.37	($0.30)	($0.02)	($0.32)	$10.50	2.05%	1.80%	3.11%	3.57%	$214,365	123%
4/1/2012 - 3/31/2013	10.07	0.38	0.46	0.84	(0.36)	(0.10)	(0.46)	10.45	2.18%	1.80%	3.71%	8.56%	63,045	186%
12/30/2011 - 3/31/2012	9.81	0.11	0.25	0.36	(0.10)	—	(0.10)	10.07	2.30%	1.80%	4.61%	3.68%	3,372	139%
Class I
4/1/2013 - 3/31/2014	$10.47	$0.43	$0.05	$0.48	($0.40)	($0.02)	($0.42)	$10.53	0.90%	0.80%	4.11%	4.65%	$96,635	123%
4/1/2012 - 3/31/2013	10.08	0.48	0.46	0.94	(0.45)	(0.10)	(0.55)	10.47	1.03%	0.80%	4.71%	9.56%	10,726	186%
6/30/2011 - 3/31/2012	10.00	0.34	0.06	0.40	(0.32)	—	(0.32)	10.08	1.24%	0.80%	4.60%	4.11%	41,834	139%
Class P
4/1/2013 - 3/31/2014	$10.47	$0.43	$0.04	$0.47	($0.40)	($0.02)	($0.42)	$10.52	0.90%	0.80%	4.11%	4.53%	$249	123%
12/31/2012 - 3/31/2013	10.29	0.12	0.16	0.28	(0.10)	—	(0.10)	10.47	0.99%	0.80%	4.70%	2.74%	14	186%
Advisor Class
4/1/2013 - 3/31/2014	$10.49	$0.43	$0.04	$0.47	($0.40)	($0.02)	($0.42)	$10.54	1.05%	0.80%	4.11%	4.54%	$368,122	123%
6/29/2012 - 3/31/2013	10.12	0.36	0.45	0.81	(0.34)	(0.10)	(0.44)	10.49	1.15%	0.80%	4.70%	8.13%	35,648	186%
PL Limited Duration High Income Fund (6)
Class A
7/31/2013 - 3/31/2014	$10.00	$0.26	$0.22	$0.48	($0.25)	($0.01)	($0.26)	$10.22	1.67%	1.08%	3.94%	4.85%	$8,677	53%
Class C
7/31/2013 - 3/31/2014	$10.00	$0.21	$0.22	$0.43	($0.22)	($0.01)	($0.23)	$10.20	2.42%	1.83%	3.19%	4.28%	$2,442	53%
Class I
7/31/2013 - 3/31/2014	$10.00	$0.28	$0.21	$0.49	($0.26)	($0.01)	($0.27)	$10.22	1.27%	0.83%	4.19%	4.87%	$22,227	53%
Advisor Class
7/31/2013 - 3/31/2014	$10.00	$0.28	$0.21	$0.49	($0.27)	($0.01)	($0.28)	$10.21	1.42%	0.83%	4.19%	4.89%	$1,860	53%

See Notes to Financial Statements	See explanation of references on C-13

C-12

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (1)	Net Realized and Unrealized Gain	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL High Income Fund
Class A
4/1/2013 - 3/31/2014	$11.16	$0.56	$0.25	$0.81	($0.55)	($0.20)	($0.75)	$11.22	1.67%	1.05%	5.03%	7.50%	$6,441	99%
6/29/2012 - 3/31/2013	10.57	0.46	0.84	1.30	(0.44)	(0.27)	(0.71)	11.16	1.87%	1.05%	5.57%	12.59%	3,497	154%
Class C
4/1/2013 - 3/31/2014	$11.16	$0.47	$0.25	$0.72	($0.47)	($0.20)	($0.67)	$11.21	2.42%	1.80%	4.28%	6.65%	$5,245	99%
6/29/2012 - 3/31/2013	10.57	0.40	0.85	1.25	(0.39)	(0.27)	(0.66)	11.16	2.62%	1.80%	4.82%	12.11%	2,203	154%
Class I
4/1/2013 - 3/31/2014	$11.09	$0.58	$0.24	$0.82	($0.57)	($0.20)	($0.77)	$11.14	1.27%	0.80%	5.28%	7.72%	$9,493	99%
4/1/2012 - 3/31/2013	10.58	0.63	0.82	1.45	(0.67)	(0.27)	(0.94)	11.09	1.78%	0.80%	5.82%	14.21%	8,810	154%
12/19/2011 - 3/31/2012	10.00	0.20	0.55	0.75	(0.17)	—	(0.17)	10.58	2.82%	0.80%	6.73%	7.50%	7,523	93%
Advisor Class
4/1/2013 - 3/31/2014	$11.18	$0.58	$0.24	$0.82	($0.57)	($0.20)	($0.77)	$11.23	1.42%	0.80%	5.28%	7.67%	$3,064	99%
6/29/2012 - 3/31/2013	10.57	0.48	0.85	1.33	(0.45)	(0.27)	(0.72)	11.18	1.63%	0.81%	5.81%	12.87%	279	154%

(1)	Net investment income (loss) per share has been calculated using the average shares method.
(2)	The ratios are annualized for periods of less than one full year.
(3)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers and adviser expense reimbursements, as discussed in Notes 5 and 6B in Notes to Financial Statements. The expense ratios for all the PL Portfolio Optimization Funds do not include fees and expenses of the underlying funds (see Note 1 in Notes to Financial Statements) in which the PL Portfolio Optimization Funds invest.
(4)	The total returns include reinvestment of all dividends and capital gains distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(5)	Amount represents less than $0.005 per share.
(6)	All share classes of the PL Limited Duration High Income Fund commenced operations on July 31, 2013.

See Notes to Financial Statements

C-13

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Life Funds (the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust. As of March 31, 2014, the Trust was comprised of thirty-three separate funds, eleven of which are presented in these financial statements (each individually, a “Fund”, and collectively the “Funds”): PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund (collectively, the “Portfolio Optimization Funds”); and the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and PL High Income Fund.

The Portfolio Optimization Funds offer Class A, Class B, Class C, Class R and Advisor Class shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 5) and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R shares and Advisor Class shares are sold at net asset value (“NAV”) without a sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and PL High Income Fund offer Class A, Class C, Class I and Advisor Class shares. Additionally, the PL Floating Rate Income Fund offers Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 5) and in general: (i) Class A shares of the PL Short Duration Income, PL Floating Rate Income and PL Limited Duration High Income Funds are subject to a maximum 3.00% front-end sales charge, and Class A shares of the PL Income, PL Strategic Income and PL High Income Funds are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class P and Advisor Class shares are sold at NAV without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The Trust’s distributor receives all net commissions (front-end sales charges and CDSCs) from the sales of all applicable share classes (see Note 5).

The Portfolio Optimization Funds invest their assets in Class P shares of other funds of the Trust (collectively, the “PL Underlying Funds”).

There is a separate annual report containing the financial statements for the PL Underlying Funds, which is available without charge. For information on how to obtain the annual report for the PL Underlying Funds, see the Where to Go for More Information section of this report on page F-18.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income.

B. DISTRIBUTIONS TO SHAREHOLDERS

For the Portfolio Optimization Funds, dividends on net investment income, if any, are generally declared and paid annually. For the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and PL High Income Fund, dividends, if any, are generally declared and paid monthly. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders.

D-1

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as Fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing and support services (see Notes 5 and 6A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments. Each valuation committee that values each Fund’s investments, which includes using third party pricing services and/or approved alternate valuation methodologies, does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund of the Trust is divided into shares and share classes. The price per share of each class of a Fund’s shares is called the NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem Fund shares.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Portfolio Optimization Funds

The investments of each Portfolio Optimization Fund consist of Class P shares of the applicable PL Underlying Funds they hold, which are valued at their respective NAVs.

Money Market Instruments and Short-Term Investments

Money market instruments and short-term investments maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or

D-2

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Fund investments in other mutual funds for temporary cash management purposes are valued at their respective NAVs.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust uses the last reported sale price or official closing price from an exchange as of the time of the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued using benchmark, matrix, or other pricing methodologies approved pursuant to the Valuation Policy.

Investment Values Determined by a Valuation Committee

The Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of purchase prices for initial public offerings, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each Fund’s investments are characterized. The VOC includes investment, legal and compliance members of the Trust’s Adviser, accounting members of the Trust’s Administrator, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. For example, money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. The Trust also discloses the amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2014 as categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

D-3

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration data received from active market makers and inter-dealer brokers and yield curves. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are categorized as Level 2.

D-4

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of each Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of each Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each Fund is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair the Adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a Fund in unforeseen ways, leading a Fund to alter its existing strategies or, potentially, to liquidate and close.

Fund of Funds Investments

The Portfolio Optimization Funds are exposed to the same risks as the PL Underlying Funds in direct proportion to the allocation of assets among those funds. The annual report for the PL Underlying Funds contains information about the risks associated with investing in the PL Underlying Funds. Allocations among the PL Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PL Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PL Underlying Funds (See Note 6C).

Equity Investments

The price of equity investments change in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions and many of the factors discussed in General Investment Risks above.

Debt Investments

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on debt investments. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. Certain monetary policies enacted by the Federal Reserve (“Fed”) can have a significant impact on the financial markets and the Trust. The Fed’s tapering of its monetary stimulus quantitative easing (“QE”) program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt securities. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage-related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are

D-5

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2014, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of each Fund’s shares. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Adviser to the Trust. PLFA manages the Portfolio Optimization Funds. PLFA also manages the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and PL High Income Fund under the name Pacific Asset Management. PLFA receives advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PL Portfolio Optimization Conservative	0.20%	PL Portfolio Optimization Aggressive	0.20%	PL Floating Rate Income	0.65%
PL Portfolio Optimization Moderate-Conservative	0.20%	PL Short Duration Income	0.40%	PL Limited Duration High Income (1)	0.65%
PL Portfolio Optimization Moderate	0.20%	PL Income	0.50%	PL High Income	0.60%
PL Portfolio Optimization Moderate-Aggressive	0.20%	PL Strategic Income	0.60%

(1)	PLFA agreed to waive 0.02% of its advisory fee through July 31, 2014 for the PL Limited Duration High Income Fund. The agreement will terminate if the investment advisory agreement is terminated or upon approval by the Board. There is no guarantee that PLFA will continue such waivers after that date.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. During the reporting period, the Trust paid the Administrator an administration fee at an annual rate of 0.15% for each class of the Portfolio Optimization Funds (which invest in the PL Underlying Funds that also have an administration fee at an annual rate of 0.15%), for Class I shares of the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and PL High Income Fund and for Class P shares of the PL Floating Rate Income Fund. The Trust also compensated the Administrator at an annual rate of 0.30% for Class A, Class C and Advisor Class shares of the PL Short Duration

D-6

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and PL High Income Fund. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. Support services do not include services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor received distribution and service fees pursuant to class- specific distribution and service plans, each adopted in accordance with Rule 12b-1 (12b-1) under the 1940 Act (together the “12b-1 Plans”) for Class B, C and R shares. The Distributor also received service fees pursuant to a non-12b-1 Class A Service Plan (“Class A Plan”). Under the 12b-1 Plans, each Fund paid to the Distributor both distribution and service fees at an annual rate expressed as a percentage of average daily net assets. The distribution fee was 0.75% for Class B and C shares and 0.25% for R shares.

The service fee was 0.25% for Class B, C, and R shares. Under the Class A Plan, each Fund paid the Distributor service fees at an annual rate of 0.25% of the average daily net assets attributable to the applicable share class. There are no distribution and service fees for Class I, Class P, and Advisor Class shares. The distribution and service fees were accrued daily. For the year ended March 31, 2014, the Distributor, acting as underwriter, received net commissions (front-end sales charges) of $20,632,272 from the sale of Class A shares and received $986,025 in CDSC from redemptions of Class A, B and C shares.

6. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND/OR SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor and Pacific Life are related parties. The advisory fees earned by the Adviser, the administration fees earned by Pacific Life, the distribution and/or service fees earned by the Distributor, including any fee waivers, and expenses for support services recovered by PLFA and Pacific Life (see Note 5) from each Fund presented in these financial statements for the year ended March 31, 2014 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2014 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees; organizational expenses; custody expenses; expenses for audit, tax and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents, as applicable; independent trustees’ fees; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business. The expense caps for each Fund and share class presented in these financial statements are as follows:

Fund	Class	Expense Cap
PL Portfolio Optimization Funds	A, B, C and R	0.15% through 7/31/2015 and 0.30% thereafter through 7/31/2023
	Advisor Class	0.20% through 3/31/2014, 0.15% from 4/1/2014 through 7/31/2015, 0.20% from 8/1/2015 through 12/31/2015, and 0.30% thereafter through 7/31/2023.
PL Short Duration Income PL Strategic Income PL Limited Duration High Income PL High Income	A, C and Advisor Class	0.20% through 7/31/2016
	I	0.20% through 7/31/2014 and 0.15% thereafter through 7/31/2016

PL Income	A, C and Advisor Class	0.15% through 7/31/2014 and 0.20% thereafter through 7/31/2016
	I	0.15% through 7/31/2016
PL Floating Rate Income	A, C and Advisor Class	0.15% through 12/31/2014 and 0.20% thereafter through 7/31/2016
	I	0.15% through 7/31/2016

There is no guarantee that PLFA will continue to reimburse expenses upon the expiration of the applicable expense caps.

Any expense reimbursements are subject to recoupment by PLFA for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement or reduction took place) to the extent such expenses fall below the current expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Fund, but not above the expense cap. There was no recoupment of expense reimbursement by PLFA from any Funds presented in these financial statements during the year ended March 31, 2014.

D-7

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The Adviser expense reimbursement and the advisory fee waiver, if any, of each of the applicable Funds presented in these financial statements for the year ended March 31, 2014 are presented in the Statements of Operations. Any amounts that remained due from the Adviser as of March 31, 2014 are presented in the Statements of Assets and Liabilities.

The cumulative reimbursement and fee reduction amounts, if any, as of March 31, 2014 that are subject to recoupment by PLFA from each Fund presented in these financial statements are as follows:

Fund	3/31/2015	3/31/2016	3/31/2017
PL Portfolio Optimization Conservative	$406,199	$504,164	$485,486
PL Portfolio Optimization Moderate-Conservative	416,693	475,646	509,594
PL Portfolio Optimization Moderate	1,027,703	1,124,770	1,236,620
PL Portfolio Optimization Moderate-Aggressive	807,014	814,333	857,348
PL Portfolio Optimization Aggressive	316,090	306,272	297,159
PL Short Duration Income	42,485	97,734	192,031
PL Income	651,413	1,323,370	1,326,276
PL Strategic Income	45,025	118,217	181,996
PL Floating Rate Income	123,956	347,661	1,642,470
PL Limited Duration High Income			82,357
PL High Income	42,254	97,325	98,786

Total	$3,878,832	$5,209,492	$6,910,126

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2014, each of the Portfolio Optimization Funds (aggregate of all share classes) owned Class P shares in each of the applicable affiliated PL Underlying Funds. A summary of holdings and transactions with affiliated mutual fund investments as of and for the year ended March 31, 2014 is as follows:

Fund/Underlying Fund	Beginning Value as of April 1, 2013	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2014
							Ending Value	Shares Balance
PL Portfolio Optimization Conservative Fund
PL Floating Rate Loan	$31,638,296	$2,743,541	$1,127,322	$6,878,544	$402,348	($489,933)	$28,543,030	2,840,102
PL Inflation Managed	50,605,909	4,061,123	183,399	10,026,740	(644,459)	(3,404,310)	40,774,922	4,612,548
PL Managed Bond	175,736,920	12,233,708	2,310,290	34,833,896	(279,119)	(4,532,843)	150,635,060	13,999,541
PL Short Duration Bond	76,380,934	5,025,806	916,500	16,678,076	(96,496)	(410,166)	65,138,502	6,481,443
PL Emerging Markets Debt	24,377,439	9,400,521	878,662	6,481,037	(62,711)	(1,736,493)	26,376,381	2,719,214
PL Comstock	22,273,929	—	181,406	6,490,001	1,642,660	2,767,837	20,375,831	1,157,060
PL Growth	3,683,177	1,291,856	28,136	1,333,502	93,615	836,669	4,599,951	265,433
PL Large-Cap Growth	10,331,969	—	19,371	2,001,165	2,483,818	(199,440)	10,634,553	1,034,490
PL Large-Cap Value	23,435,269	—	350,038	4,086,013	906,951	3,406,419	24,012,664	1,437,024
PL Main Street Core	7,484,816	—	75,378	1,021,504	176,049	1,371,423	8,086,162	544,523
PL Mid-Cap Equity	8,030,780	—	43,624	1,500,873	922,048	1,040,410	8,535,989	664,797
PL Mid-Cap Growth	4,775,798	—	9,096	895,975	1,246,952	(184,885)	4,950,986	605,996
PL International Large-Cap	11,810,003	—	133,910	2,001,164	230,344	1,109,997	11,283,090	611,218
PL International Value	7,184,079	—	170,372	1,417,188	173,611	765,936	6,876,810	665,712
PL Currency Strategies	15,070,002	97,066	400,400	3,001,745	85,820	(1,180,986)	11,470,557	1,218,975
PL Global Absolute Return	29,776,965	2,156,301	538,073	6,003,491	(122,175)	(1,320,874)	25,024,799	2,582,539
PL Precious Metals	4,374,793	1,301,397	19,382	1,000,582	(614,713)	(826,189)	3,254,088	568,896
	$506,971,078	$38,311,319	$7,385,359	$105,651,496	$6,544,543	($2,987,428)	$450,573,375

PL Portfolio Optimization Moderate-Conservative Fund
PL Floating Rate Loan	$30,042,421	$4,777,444	$1,262,048	$1,444,698	$439,234	($612,428)	$34,464,021	3,429,256
PL Inflation Managed	42,225,492	5,161,601	177,188	1,805,372	370,938	(3,655,031)	42,474,816	4,804,843
PL Managed Bond	112,115,054	11,898,385	1,691,090	4,917,716	426,783	(3,497,222)	117,716,374	10,940,183
PL Short Duration Bond	55,378,880	6,391,123	782,161	2,503,465	(19,457)	(384,997)	59,644,245	5,934,751
PL Emerging Markets Debt	15,708,340	10,690,711	746,482	1,025,879	119,481	(1,350,250)	24,888,885	2,565,864
PL Comstock	31,182,878	—	306,606	2,455,264	497,642	6,247,300	35,779,162	2,031,753
PL Growth	4,850,711	5,610,249	64,234	475,146	10,386	1,621,262	11,681,696	674,074
PL Large-Cap Growth	17,760,751	—	36,840	674,834	4,259,976	(154,937)	21,227,796	2,064,961
PL Large-Cap Value	40,645,763	—	655,202	2,178,071	338,428	7,506,168	46,967,490	2,810,741
PL Main Street Core	25,721,046	—	275,204	1,124,725	168,125	5,336,159	30,375,809	2,045,509
PL Mid-Cap Equity	10,236,612	—	60,980	449,890	960,012	1,680,404	12,488,118	972,595
PL Mid-Cap Growth	5,029,999	1,341,523	12,582	308,345	1,579,217	(337,847)	7,317,129	895,609
PL Small-Cap Growth	6,641,374	—	12,741	242,388	211,167	1,085,238	7,708,132	496,019
PL Small-Cap Value	5,161,697	—	71,915	224,945	278,369	569,500	5,856,536	432,217
PL Emerging Markets	8,386,215	1,740,798	64,422	438,261	195,604	385,909	10,334,687	700,657
PL International Large-Cap	21,248,467	—	262,486	899,780	59,593	2,455,843	23,126,609	1,252,796
PL International Value	14,988,467	—	391,342	669,019	46,721	1,955,018	16,712,529	1,617,863
PL Currency Strategies	13,957,046	2,263,663	469,209	674,834	(24,331)	(1,382,533)	14,608,220	1,552,414
PL Global Absolute Return	28,943,076	5,196,929	635,330	1,349,669	(23,008)	(1,474,903)	31,927,755	3,294,918
PL Precious Metals	9,109,580	4,792,103	57,573	449,889	(253,121)	(2,845,013)	10,411,233	1,820,146
	$499,333,869	$59,864,529	$8,035,635	$24,312,190	$9,641,759	$13,147,640	$565,711,242

D-8

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2013	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2014
							Ending Value	Shares Balance
PL Portfolio Optimization Moderate Fund
PL Floating Rate Loan	$48,547,581	$10,184,961	$2,123,290	$380,198	$766,580	($1,089,351)	$60,152,863	5,985,360
PL Inflation Managed	53,879,071	23,776,343	285,662	456,759	941,998	(5,050,522)	73,375,793	8,300,429
PL Managed Bond	196,611,792	29,067,826	3,114,325	1,401,753	1,048,453	(6,508,238)	221,932,405	20,625,688
PL Short Duration Bond	77,977,740	12,683,447	1,143,053	575,341	(6,193)	(578,795)	90,643,911	9,019,295
PL Emerging Markets Debt	35,715,604	25,300,874	1,718,884	363,390	453,301	(3,313,156)	59,512,117	6,135,270
PL Comstock	104,788,044	—	1,084,070	1,678,024	279,768	22,962,597	127,436,455	7,236,596
PL Growth	18,415,744	18,906,939	244,382	259,936	486	6,197,468	43,505,083	2,510,391
PL Large-Cap Growth	55,005,359	—	116,481	380,198	13,205,972	(370,969)	67,576,645	6,573,604
PL Large-Cap Value	129,541,349	—	2,163,706	872,256	75,814	25,428,044	156,336,657	9,355,874
PL Main Street Core	82,050,485	—	899,736	570,299	49,645	17,748,895	100,178,462	6,746,024
PL Mid-Cap Equity	50,787,357	—	310,036	334,355	4,525,966	8,756,756	64,045,760	4,987,988
PL Mid-Cap Growth	19,272,907	12,194,850	59,754	220,816	7,339,071	(2,157,537)	36,488,229	4,466,123
PL Small-Cap Growth	15,550,433	—	30,456	98,411	429,295	2,630,947	18,542,720	1,193,225
PL Small-Cap Value	45,932,777	—	656,037	332,673	2,348,882	5,303,901	53,908,924	3,978,518
PL Real Estate	25,165,012	3,716,173	457,855	190,099	(5,358)	1,183,154	30,326,737	2,137,191
PL Emerging Markets	47,141,348	10,493,349	364,111	378,517	1,125,604	2,181,971	60,927,866	4,130,703
PL International Large-Cap	77,889,808	7,857,423	1,084,372	575,341	(123)	10,169,139	96,425,278	5,223,471
PL International Value	53,701,195	5,189,016	1,572,869	386,922	5,916	7,748,612	67,830,686	6,566,378
PL Currency Strategies	47,980,363	11,968,614	1,707,897	380,200	(24,161)	(5,223,681)	56,028,832	5,954,180
PL Global Absolute Return	60,455,859	17,216,185	1,443,426	475,248	72,746	(3,261,964)	75,451,004	7,786,481
PL Precious Metals	22,066,620	15,720,588	160,754	190,100	(103,901)	(7,733,572)	29,920,389	5,230,837
	$1,268,476,448	$204,276,588	$20,741,156	$10,500,836	$32,529,761	$75,023,699	$1,590,546,816

PL Portfolio Optimization Moderate-Aggressive Fund
PL Inflation Managed	$17,650,585	$12,911,551	$109,593	$251,121	$356,474	($1,696,396)	$29,080,686	3,289,670
PL Managed Bond	73,616,782	9,929,621	1,144,156	713,652	387,470	(2,400,801)	81,963,576	7,617,433
PL Short Duration Bond	13,864,997	—	182,519	93,705	(249)	(94,355)	13,859,207	1,379,026
PL Emerging Markets Debt	10,077,020	9,921,782	543,045	167,014	136,097	(949,108)	19,561,822	2,016,683
PL Comstock	79,092,093	—	822,778	707,653	98,032	17,487,947	96,793,197	5,496,490
PL Growth	16,776,930	8,318,149	169,882	248,721	(387)	4,759,859	29,775,712	1,718,160
PL Large-Cap Growth	45,304,606	—	95,617	442,133	10,861,180	(305,633)	55,513,637	5,400,159
PL Large-Cap Value	99,860,840	—	1,643,954	2,144,082	384,212	19,138,624	118,883,548	7,114,515
PL Main Street Core	74,411,470	489,902	818,446	710,052	35,812	16,161,145	91,206,723	6,141,867
PL Mid-Cap Equity	52,364,418	—	318,495	526,241	4,680,091	8,991,756	65,828,519	5,126,832
PL Mid-Cap Growth	22,705,243	2,646,803	50,923	257,120	6,358,836	(1,007,361)	30,497,324	3,732,843
PL Small-Cap Growth	17,604,103	—	34,354	175,414	502,529	2,958,178	20,923,750	1,346,445
PL Small-Cap Value	53,365,960	968,641	759,613	526,239	2,756,566	6,135,124	63,459,665	4,683,370
PL Real Estate	24,649,968	4,965,474	473,078	261,920	(3,449)	1,302,279	31,125,430	2,193,476
PL Emerging Markets	40,779,470	17,522,797	354,802	514,241	1,070,380	1,928,714	61,141,922	4,145,215
PL International Large-Cap	66,933,840	7,119,940	898,702	701,653	14,126	8,501,911	82,766,866	4,483,579
PL International Value	53,975,286	3,016,743	1,518,751	532,240	(98,537)	7,663,415	65,543,418	6,344,958
PL Currency Strategies	32,025,945	8,140,086	1,124,555	350,827	(18,341)	(3,432,421)	37,488,997	3,983,953
PL Global Absolute Return	40,692,054	11,607,340	963,972	438,533	42,512	(2,140,459)	50,726,886	5,234,973
PL Precious Metals	21,797,835	15,034,838	154,357	263,120	(155,592)	(7,071,113)	29,497,205	5,156,854
	$857,549,445	$112,593,667	$12,181,592	$10,025,681	$27,407,762	$75,931,305	$1,075,638,090

PL Portfolio Optimization Aggressive Fund
PL Managed Bond	$7,265,825	$652,388	$108,643	$325,851	$30,475	($228,791)	$7,502,689	697,276
PL Comstock	24,300,862	—	242,232	1,586,344	262,652	4,998,681	28,218,083	1,602,390
PL Growth	4,898,798	5,538,052	67,033	438,897	18,117	1,642,212	11,725,315	676,591
PL Large-Cap Growth	13,941,188	1,187,091	30,775	791,349	3,461,068	(165,180)	17,663,593	1,718,248
PL Large-Cap Value	30,598,605	—	476,319	2,759,149	445,796	5,331,753	34,093,324	2,040,295
PL Main Street Core	22,805,365	954,817	247,692	1,221,604	106,268	4,778,316	27,670,854	1,863,357
PL Mid-Cap Equity	16,955,924	—	100,269	886,112	1,549,286	2,777,747	20,497,114	1,596,348
PL Mid-Cap Growth	9,754,522	—	20,085	477,136	2,618,514	(401,612)	11,514,373	1,409,348
PL Small-Cap Growth	11,095,542	—	21,108	514,376	399,864	1,740,992	12,743,130	820,021
PL Small-Cap Value	21,171,150	656,321	292,914	1,090,599	1,181,644	2,270,999	24,482,429	1,806,821
PL Real Estate	10,305,879	1,795,278	187,764	545,299	17,177	465,446	12,226,245	861,610
PL Emerging Markets	14,488,493	6,074,944	120,621	901,072	331,063	641,345	20,755,394	1,407,145
PL International Large-Cap	21,096,788	4,113,417	292,696	1,200,322	(4,348)	2,659,491	26,957,722	1,460,332
PL International Value	16,664,995	1,133,833	448,770	896,752	9,825	2,264,713	19,625,384	1,899,844
PL Currency Strategies	9,573,494	2,577,732	332,919	545,300	(8,602)	(993,675)	10,936,568	1,162,228
PL Global Absolute Return	12,114,457	3,624,810	282,238	681,624	(5,323)	(603,729)	14,730,829	1,520,209
PL Precious Metals	8,593,879	5,956,112	59,860	545,300	(303,180)	(2,532,668)	11,228,703	1,963,060
	$255,625,766	$34,264,795	$3,331,938	$15,407,086	$10,110,296	$24,646,040	$312,571,749

(1)	Purchase cost excludes distributions received and reinvested, if any.
(2)	Distributions received include net investment income distributions from the PL Underlying Funds, if any.
(3)	Net realized gain (loss) includes capital gains distributions from the PL Underlying Funds, if any.

D-9

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

As of March 31, 2014, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Fund	Ownership Percentage
PL Limited Duration High Income	62.50%
PL High Income	38.34%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A shares of the Portfolio Optimization Funds, PL Diversified Alternatives Fund, PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income and/or PL High Income Fund, and/or Class P shares of the corresponding PL Underlying Funds. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended March 31, 2014, such expenses were increased by $5,485 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of March 31, 2014, the total amount in the DCP Liability accounts was $12,418 for all applicable Funds presented in these financial statements.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2014, the PL Floating Rate Income Fund had unfunded loan commitments of $3,655,570 (see details in the Notes to Schedule of Investments).

8. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended March 31, 2014, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PL Portfolio Optimization Conservative	$—	$—	$51,963,715	$105,651,496
PL Portfolio Optimization Moderate-Conservative	—	—	77,172,898	24,312,190
PL Portfolio Optimization Moderate	—	—	257,423,008	10,500,836
PL Portfolio Optimization Moderate-Aggressive	—	—	151,850,615	10,025,681
PL Portfolio Optimization Aggressive	—	—	46,848,480	15,407,086
PL Short Duration Income	996,133	1,049,141	104,512,336	62,298,283
PL Income	31,015,449	20,656,328	554,548,153	718,707,144
PL Strategic Income	—	—	110,345,444	94,656,405
PL Floating Rate Income	—	—	1,634,722,969	837,612,044
PL Limited Duration High Income	—	—	47,098,310	13,062,432
PL High Income	—	—	25,356,170	17,212,533

D-10

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

9. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2014, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2014:

		Distributable Earnings		Late-Year Ordinary and Post-October Losses Deferral
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
PL Portfolio Optimization Conservative	$—	$—	$4,111,288	$755,588	$—	$—	$755,588
PL Portfolio Optimization Moderate-Conservative	—	—	6,846,501	1,347,248	—	—	1,347,248
PL Portfolio Optimization Moderate	—	342,325	17,188,697	—	—	—	—
PL Portfolio Optimization Moderate-Aggressive	(5,747,574)	758,317	—	—	—	—	—
PL Portfolio Optimization Aggressive	(16,342,075)	1,417,848	—	—	—	—	—
PL Short Duration Income	—	121,634	93,591	—	—	—	—
PL Income	(2,795,442)	178,151	—	—	—	—	—
PL Strategic Income	—	434,743	187,673	—	—	—	—
PL Floating Rate Income	—	2,826,606	257,129	—	—	—	—
PL Limited Duration High Income	—	108,301	—	—	—	—	—
PL High Income	—	72,960	63,044	—	—	—	—

Accumulated capital losses represent net capital loss carryovers as of March 31, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the expiration dates and the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2014 and capital loss carryover from prior years utilized during the year ended March 31, 2014:

			Unlimited Period of Net		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized during the Year Ended March 31, 2014
	Net Capital Loss Carryover Expiring In		Capital Loss Carryover
Fund	2018	2019	Short-Term	Long-Term
PL Portfolio Optimization Moderate	$—	$—	$—	$—	$—	$7,260,600
PL Portfolio Optimization Moderate-Aggressive	(1,638,469)	(4,109,105)	—	—	(5,747,574)	21,084,796
PL Portfolio Optimization Aggressive	(13,311,679)	(3,030,396)	—	—	(16,342,075)	8,335,846
PL Income	—	—	(2,795,442)	—	(2,795,442)	—

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments as of March 31, 2014, were as follows:

		Gross	Gross	Net
Fund	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Unrealized Appreciation on Investments
PL Portfolio Optimization Conservative	$423,668,124	$40,369,377	($13,464,126)	$26,905,251
PL Portfolio Optimization Moderate-Conservative	506,917,078	76,212,210	(17,418,046)	58,794,164
PL Portfolio Optimization Moderate	1,353,054,178	275,104,286	(37,611,648)	237,492,638
PL Portfolio Optimization Moderate-Aggressive	868,259,977	238,990,419	(31,612,306)	207,378,113
PL Portfolio Optimization Aggressive	241,218,173	89,040,593	(17,687,017)	71,353,576
PL Short Duration Income	92,841,690	836,850	(148,360)	688,490
PL Income	409,556,017	6,240,518	(2,656,825)	3,583,693
PL Strategic Income	75,147,098	1,892,605	(266,428)	1,626,177
PL Floating Rate Income	1,059,137,572	5,613,711	(1,023,831)	4,589,880
PL Limited Duration High Income	34,931,903	525,414	(36,389)	489,025
PL High Income	24,044,057	915,919	(68,458)	847,461

(1)	The difference between the total cost of investments on tax basis and the total investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.

D-11

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended after March 31, 2010.

10. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the years or periods ended March 31, 2014 and 2013, were as follows:

	For the Year or Period Ended March 31, 2014			For the Year or Period Ended March 31, 2013
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PL Portfolio Optimization Conservative	$5,460,595	$6,134,372	$11,594,967	$13,483,260	$1,941,221	$15,424,481
PL Portfolio Optimization Moderate-Conservative	6,743,410	2,168,567	8,911,977	9,424,340	—	9,424,340
PL Portfolio Optimization Moderate	16,326,870	—	16,326,870	15,773,113	—	15,773,113
PL Portfolio Optimization Moderate-Aggressive	10,155,380	—	10,155,380	6,080,007	—	6,080,007
PL Portfolio Optimization Aggressive	1,491,679	—	1,491,679	1,000,003	—	1,000,003
PL Short Duration Income	1,139,922	106,700	1,246,622	644,329	—	644,329
PL Income	19,930,857	1,554,717	21,485,574	24,411,888	628,377	25,040,265
PL Strategic Income	3,181,001	431,207	3,612,208	2,270,755	—	2,270,755
PL Floating Rate Income	26,416,987	203,021	26,620,008	5,581,382	—	5,581,382
PL Limited Duration High Income	755,621	—	755,621
PL High Income	1,087,466	151,149	1,238,615	901,637	—	901,637

11. RECLASSIFICATION OF ACCOUNTS

During the year ended March 31, 2014, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to non-deductible expenses, redesignation of dividends paid and short term capital gains received under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
PL Portfolio Optimization Conservative	$—	$1,807,930	($1,807,930)
PL Portfolio Optimization Moderate-Conservative	—	2,621,174	(2,621,174)
PL Portfolio Optimization Moderate	—	8,417,663	(8,417,663)
PL Portfolio Optimization Moderate-Aggressive	—	6,643,447	(6,643,447)
PL Portfolio Optimization Aggressive	—	2,126,295	(2,126,295)
PL Income	—	(1,027)	1,027
PL Strategic Income	—	(5,063)	5,063
PL Floating Rate Income	—	(1,967)	1,967
PL Limited Duration High Income	(6,541)	6,541	—
PL High Income	—	(749)	749

D-12

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

12. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the years or periods ended March 31, 2014 and 2013 were as follows:

	PL Portfolio Optimization Conservative Fund (1)		PL Portfolio Optimization Moderate-Conservative Fund (1)		PL Portfolio Optimization Moderate Fund (1)		PL Portfolio Optimization Moderate-Aggressive Fund (1)
	Year Ended 3/31/2014	Year or Period Ended 3/31/2013	Year Ended 3/31/2014	Year or Period Ended 3/31/2013	Year Ended 3/31/2014	Year or Period Ended 3/31/2013	Year Ended 3/31/2014	Year or Period Ended 3/31/2013
Class A
Shares sold	4,942,877	9,555,985	6,879,857	7,963,161	17,055,382	16,343,831	10,167,433	8,430,453
Dividends and distribution reinvested	454,671	610,375	385,490	420,884	745,915	770,456	454,847	340,116
Shares repurchased	(8,753,448)	(6,465,096)	(5,631,263)	(4,318,443)	(9,643,856)	(9,237,993)	(5,647,809)	(5,509,217)
Net increase (decrease)	(3,355,900)	3,701,264	1,634,084	4,065,602	8,157,441	7,876,294	4,974,471	3,261,352
Beginning shares outstanding	20,230,899	16,529,635	20,384,286	16,318,684	50,106,674	42,230,380	32,700,108	29,438,756
Ending shares outstanding	16,874,999	20,230,899	22,018,370	20,384,286	58,264,115	50,106,674	37,674,579	32,700,108
Class B
Shares sold	600,047	1,120,671	756,807	1,090,064	2,072,525	2,362,221	1,283,068	1,361,711
Dividends and distribution reinvested	73,528	92,587	53,633	65,283	71,875	98,836	46,681	31,423
Shares repurchased	(883,916)	(509,261)	(695,998)	(599,280)	(1,401,567)	(1,424,938)	(1,157,375)	(1,193,147)
Net increase (decrease)	(210,341)	703,997	114,442	556,067	742,833	1,036,119	172,374	199,987
Beginning shares outstanding	3,726,108	3,022,111	4,116,123	3,560,056	10,521,501	9,485,382	8,002,333	7,802,346
Ending shares outstanding	3,515,767	3,726,108	4,230,565	4,116,123	11,264,334	10,521,501	8,174,707	8,002,333
Class C
Shares sold	5,496,261	8,139,305	5,730,743	5,923,824	12,449,379	9,333,385	6,832,110	4,830,609
Dividends and distribution reinvested	388,883	489,660	229,207	246,945	269,646	307,135	151,707	85,286
Shares repurchased	(7,137,458)	(3,525,119)	(3,821,553)	(2,454,247)	(6,319,924)	(5,356,599)	(3,660,260)	(3,457,043)
Net increase (decrease)	(1,252,314)	5,103,846	2,138,397	3,716,522	6,399,101	4,283,921	3,323,557	1,458,852
Beginning shares outstanding	19,591,825	14,487,979	16,352,031	12,635,509	34,427,692	30,143,771	22,409,831	20,950,979
Ending shares outstanding	18,339,511	19,591,825	18,490,428	16,352,031	40,826,793	34,427,692	25,733,388	22,409,831
Class R
Shares sold	247,915	448,640	180,943	169,324	654,585	1,002,477	389,822	537,806
Dividends and distribution reinvested	25,454	32,002	9,476	11,455	24,360	28,875	14,741	11,279
Shares repurchased	(370,686)	(346,805)	(165,137)	(190,444)	(692,933)	(656,319)	(363,968)	(395,743)
Net increase (decrease)	(97,317)	133,837	25,282	(9,665)	(13,988)	375,033	40,595	153,342
Beginning shares outstanding	1,087,819	953,982	537,282	546,947	2,280,676	1,905,643	1,339,881	1,186,539
Ending shares outstanding	990,502	1,087,819	562,564	537,282	2,266,688	2,280,676	1,380,476	1,339,881
Advisor Class
Shares sold	380,137	119,752	228,282	72,694	1,358,108	260,077	247,651	185,157
Dividends and distribution reinvested	5,529	—	2,244	—	13,996	—	3,438	—
Shares repurchased	(162,986)	(5)	(71,691)	—	(205,909)	—	(89,654)	—
Net increase	222,680	119,747	158,835	72,694	1,166,195	260,077	161,435	185,157
Beginning shares outstanding	119,747	—	72,694	—	260,077	—	185,157	—
Ending shares outstanding	342,427	119,747	231,529	72,694	1,426,272	260,077	346,592	185,157

D-13

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Portfolio Optimization Aggressive Fund (1)		PL Short Duration Income Fund (2)		PL Income Fund (3)		PL Strategic Income Fund (2)
	Year Ended 3/31/2014	Year or Period Ended 3/31/2013	Year Ended 3/31/2014	Year or Period Ended 3/31/2013	Year Ended 3/31/2014	Year or Period Ended 3/31/2013	Year Ended 3/31/2014	Year or Period Ended 3/31/2013
Class A
Shares sold	2,624,015	2,482,556	5,786,475	2,423,165	7,742,757	24,375,409	2,697,775	1,968,516
Dividends and distribution reinvested	78,895	70,593	67,184	11,585	988,608	1,274,846	172,744	41,118
Shares repurchased	(1,941,985)	(2,429,225)	(2,277,091)	(275,783)	(18,571,752)	(18,412,186)	(1,353,615)	(143,365)
Net increase (decrease)	760,925	123,924	3,576,568	2,158,967	(9,840,387)	7,238,069	1,516,904	1,866,269
Beginning shares outstanding	9,869,168	9,745,244	2,158,967	—	30,574,715	23,336,646	1,866,269	—
Ending shares outstanding	10,630,093	9,869,168	5,735,535	2,158,967	20,734,328	30,574,715	3,383,173	1,866,269
Class B
Shares sold	372,637	342,244
Dividends and distribution reinvested	2,540	698
Shares repurchased	(348,813)	(449,859)
Net increase (decrease)	26,364	(106,917)
Beginning shares outstanding	2,496,764	2,603,681
Ending shares outstanding	2,523,128	2,496,764
Class C
Shares sold	2,046,521	1,425,644	1,914,770	1,037,630	2,860,533	8,841,353	1,559,053	774,544
Dividends and distribution reinvested	10,244	2,871	21,400	5,815	418,451	453,539	81,611	16,763
Shares repurchased	(1,417,993)	(1,484,191)	(647,286)	(56,887)	(6,439,014)	(1,834,101)	(252,338)	(83,071)
Net increase (decrease)	638,772	(55,676)	1,288,884	986,558	(3,160,030)	7,460,791	1,388,326	708,236
Beginning shares outstanding	6,184,366	6,240,042	986,558	—	14,688,174	7,227,383	708,236	—
Ending shares outstanding	6,823,138	6,184,366	2,275,442	986,558	11,528,144	14,688,174	2,096,562	708,236
Class R
Shares sold	148,506	193,028
Dividends and distribution reinvested	3,151	2,638
Shares repurchased	(153,544)	(189,303)
Net increase (decrease)	(1,887)	6,363
Beginning shares outstanding	540,077	533,714
Ending shares outstanding	538,190	540,077
Class I
Shares sold			69,394	27,031	7,553	68,421	95,502	142,908
Dividends and distribution reinvested			3,152	36,099	3,838	6,379	19,010	139,813
Shares repurchased			(1,250,216)	—	(64,268)	(32,427)	(1,940,671)	(16,558)
Net increase (decrease)			(1,177,670)	63,130	(52,877)	42,373	(1,826,159)	266,163
Beginning shares outstanding			1,271,309	1,208,179	164,069	121,696	1,977,384	1,711,221
Ending shares outstanding			93,639	1,271,309	111,192	164,069	151,225	1,977,384
Advisor Class
Shares sold	169,158	16,463	859,736	393,447	3,789,797	8,605,542	776,150	137,777
Dividends and distribution reinvested	601	—	10,497	3,791	280,917	78,443	23,008	2,852
Shares repurchased	(7,729)	—	(254,264)	(96,309)	(6,151,943)	(98,760)	(109,035)	(478)
Net increase (decrease)	162,030	16,463	615,969	300,929	(2,081,229)	8,585,225	690,123	140,151
Beginning shares outstanding	16,463	—	300,929	—	8,585,225	—	140,151	—
Ending shares outstanding	178,493	16,463	916,898	300,929	6,503,996	8,585,225	830,274	140,151

D-14

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Floating Rate Income Fund (4)		PL Limited Duration High Income Fund (5)	PL High Income Fund (2)
	Year Ended 3/31/2014	Year or Period Ended 3/31/2013	Period Ended 3/31/2014	Year Ended 3/31/2014	Year or Period Ended 3/31/2013
Class A
Shares sold	31,588,833	11,622,923	930,896	379,146	346,748
Dividends and distribution reinvested	933,803	204,727	11,050	28,309	10,556
Shares repurchased	(8,726,398)	(1,072,728)	(92,880)	(146,646)	(44,027)
Net increase	23,796,238	10,754,922	849,066	260,809	313,277
Beginning shares outstanding	11,953,988	1,199,066	—	313,277	—
Ending shares outstanding	35,750,226	11,953,988	849,066	574,086	313,277
Class C
Shares sold	16,574,203	5,751,227	243,306	311,844	268,167
Dividends and distribution reinvested	390,478	76,451	2,026	18,049	5,164
Shares repurchased	(2,579,027)	(127,622)	(5,919)	(59,549)	(75,814)
Net increase	14,385,654	5,700,056	239,413	270,344	197,517
Beginning shares outstanding	6,034,962	334,906	—	197,517	—
Ending shares outstanding	20,420,616	6,034,962	239,413	467,861	197,517
Class I
Shares sold	8,310,603	460,598	2,118,229	2,602	18,696
Dividends and distribution reinvested	163,281	118,470	57,291	57,640	64,838
Shares repurchased	(320,615)	(3,706,713)	—	(2,538)	(90)
Net increase (decrease)	8,153,269	(3,127,645)	2,175,520	57,704	83,444
Beginning shares outstanding	1,024,180	4,151,825	—	794,700	711,256
Ending shares outstanding	9,177,449	1,024,180	2,175,520	852,404	794,700
Class P
Shares sold	24,043	1,385
Dividends and distribution reinvested	277	12
Shares repurchased	(2,007)	(34)
Net increase	22,313	1,363
Beginning shares outstanding	1,363	—
Ending shares outstanding	23,676	1,363
Advisor Class
Shares sold	35,812,859	3,941,559	200,332	277,344	25,118
Dividends and distribution reinvested	620,036	26,303	2,926	2,914	369
Shares repurchased	(4,916,250)	(568,213)	(21,064)	(32,328)	(503)
Net increase	31,516,645	3,399,649	182,194	247,930	24,984
Beginning shares outstanding	3,399,649	—	—	24,984	—
Ending shares outstanding	34,916,294	3,399,649	182,194	272,914	24,984

(1)	Advisor Class shares of the PL Portfolio Optimization Funds commenced operations on December 31, 2012.
(2)	Class A, Class C and Advisor Class shares of the PL Short Duration Income, PL Strategic Income and PL High Income Funds commenced operations on June 29, 2012.
(3)	Advisor Class shares of the PL Income Fund commenced operations on June 29, 2012.
(4)	Advisor Class shares of the PL Floating Rate Income Fund commenced operations on June 29, 2012 and Class P shares commenced operations on December 31, 2012.
(5)	PL Limited Duration High Income Fund commenced operations on July 31, 2013.

D-15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of

Pacific Life Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund, PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and PL High Income Fund (collectively the “Funds”) (eleven of thirty-three funds comprising Pacific Life Funds) as of March 31, 2014, and the related statements of operations for the year then ended (as to the PL Limited Duration High Income Fund, for the period from July 31, 2013 (commencement of operations) through March 31, 2014), the statements of changes in net assets for each of the two years in the period then ended (as to the PL Limited Duration High Income Fund, for the period from July 31, 2013 (commencement of operations) through March 31, 2014), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2014, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 28, 2014

E-1

PACIFIC LIFE FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2014 is as follows:

Fund	Percentage
PL Portfolio Optimization Conservative	14.99%
PL Portfolio Optimization Moderate-Conservative	24.45%
PL Portfolio Optimization Moderate	38.83%
PL Portfolio Optimization Moderate-Aggressive	57.00%
PL Portfolio Optimization Aggressive	61.75%
PL Strategic Income	0.73%
PL High Income	0.24%

For the year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
PL Portfolio Optimization Conservative	21.75%
PL Portfolio Optimization Moderate-Conservative	36.96%
PL Portfolio Optimization Moderate	60.97%
PL Portfolio Optimization Moderate-Aggressive	87.70%
PL Portfolio Optimization Aggressive	94.90%
PL Strategic Income	0.84%
PL High Income	0.31%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2015.

The following Funds designated the listed amounts as long-term capital gains distributions during the year ended March 31, 2014. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PL Portfolio Optimization Conservative	$6,134,372
PL Portfolio Optimization Moderate-Conservative	7,822,815
PL Portfolio Optimization Moderate	17,188,967
PL Short Duration Income	151,913
PL Income	1,554,717
PL Strategic Income	468,746
PL Floating Rate Income	354,982
PL High Income	151,149

F-1

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2013 to March 31, 2014.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Note 6B in Notes to Financial Statements). The “Ending Account Value at 03/31/14” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/13-03/31/14” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2013 to March 31, 2014.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/13-03/31/14.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Note 6B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/13	Ending Account Value at 03/31/14	Annualized Expense Ratio	Expenses Paid During the Period 10/01/13 - 03/31/14 (1)
PL Portfolio Optimization Conservative Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,023.20	0.60%	$3.03
Class B	1,000.00	1,019.60	1.35%	6.80
Class C	1,000.00	1,019.40	1.35%	6.80
Class R	1,000.00	1,022.40	0.85%	4.29
Advisor Class	1,000.00	1,024.10	0.40%	2.02

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,022.94	0.40%	2.02
PL Portfolio Optimization Moderate-Conservative Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,036.20	0.60%	$3.05
Class B	1,000.00	1,033.50	1.35%	6.84
Class C	1,000.00	1,032.90	1.35%	6.84
Class R	1,000.00	1,035.30	0.85%	4.31
Advisor Class	1,000.00	1,037.80	0.40%	2.03

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,022.94	0.40%	2.02
PL Portfolio Optimization Moderate Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,049.80	0.60%	$3.07
Class B	1,000.00	1,046.70	1.35%	6.89
Class C	1,000.00	1,046.50	1.35%	6.89
Class R	1,000.00	1,048.70	0.85%	4.34
Advisor Class	1,000.00	1,051.10	0.40%	2.05

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,022.94	0.40%	2.02

See explanation of references on page F-3

F-2

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/13	Ending Account Value at 03/31/14	Annualized Expense Ratio	Expenses Paid During the Period 10/01/13 - 03/31/14 (1)
PL Portfolio Optimization Moderate-Aggressive Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,062.70	0.60%	$3.09
Class B	1,000.00	1,059.60	1.35%	6.93
Class C	1,000.00	1,059.50	1.35%	6.93
Class R	1,000.00	1,061.00	0.85%	4.37
Advisor Class	1,000.00	1,063.90	0.40%	2.06

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,022.94	0.40%	2.02
PL Portfolio Optimization Aggressive Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,068.10	0.60%	$3.09
Class B	1,000.00	1,065.20	1.35%	6.95
Class C	1,000.00	1,065.90	1.35%	6.95
Class R	1,000.00	1,067.70	0.85%	4.38
Advisor Class	1,000.00	1,068.80	0.40%	2.06

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,022.94	0.40%	2.02
PL Short Duration Income Fund
Actual Fund Return
Class A	$1,000.00	$1,019.10	0.85%	$4.28
Class C	1,000.00	1,016.30	1.60%	8.04
Class I	1,000.00	1,020.30	0.60%	3.02
Advisor Class	1,000.00	1,020.30	0.60%	3.02

Hypothetical
Class A	$1,000.00	$1,020.69	0.85%	$4.28
Class C	1,000.00	1,016.95	1.60%	8.05
Class I	1,000.00	1,021.94	0.60%	3.02
Advisor Class	1,000.00	1,021.94	0.60%	3.02
PL Income Fund
Actual Fund Return
Class A	$1,000.00	$1,041.60	0.90%	$4.58
Class C	1,000.00	1,037.70	1.65%	8.38
Class I	1,000.00	1,042.90	0.65%	3.31
Advisor Class	1,000.00	1,042.80	0.65%	3.31

Hypothetical
Class A	$1,000.00	$1,020.44	0.90%	$4.53
Class C	1,000.00	1,016.70	1.65%	8.30
Class I	1,000.00	1,021.69	0.65%	3.28
Advisor Class	1,000.00	1,021.69	0.65%	3.28

	Beginning Account Value at 10/01/13	Ending Account Value at 03/31/14	Annualized Expense Ratio	Expenses Paid During the Period 10/01/13 - 03/31/14 (1)
PL Strategic Income Fund
Actual Fund Return
Class A	$1,000.00	$1,066.70	1.05%	$5.41
Class C	1,000.00	1,063.00	1.80%	9.26
Class I	1,000.00	1,068.40	0.80%	4.13
Advisor Class	1,000.00	1,068.00	0.80%	4.12

Hypothetical
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.96	1.80%	9.05
Class I	1,000.00	1,020.94	0.80%	4.03
Advisor Class	1,000.00	1,020.94	0.80%	4.03
PL Floating Rate Income Fund
Actual Fund Return
Class A	$1,000.00	$1,029.40	1.05%	$5.31
Class C	1,000.00	1,025.70	1.80%	9.09
Class I	1,000.00	1,030.70	0.80%	4.05
Class P	1,000.00	1,030.70	0.80%	4.05
Advisor Class	1,000.00	1,030.60	0.80%	4.05

Hypothetical
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.96	1.80%	9.05
Class I	1,000.00	1,020.94	0.80%	4.03
Class P	1,000.00	1,020.94	0.80%	4.03
Advisor Class	1,000.00	1,020.94	0.80%	4.03
PL Limited Duration High Income Fund
Actual Fund Return
Class A	$1,000.00	$1,045.70	1.08%	$5.51
Class C	1,000.00	1,041.60	1.83%	9.31
Class I	1,000.00	1,046.90	0.83%	4.24
Advisor Class	1,000.00	1,047.00	0.83%	4.24

Hypothetical
Class A	$1,000.00	$1,019.55	1.08%	$5.44
Class C	1,000.00	1,015.81	1.83%	9.20
Class I	1,000.00	1,020.79	0.83%	4.18
Advisor Class	1,000.00	1,020.79	0.83%	4.18
PL High Income Fund
Actual Fund Return
Class A	$1,000.00	$1,069.90	1.05%	$5.42
Class C	1,000.00	1,066.10	1.80%	9.27
Class I	1,000.00	1,071.80	0.80%	4.13
Advisor Class	1,000.00	1,071.20	0.80%	4.13

Hypothetical
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.96	1.80%	9.05
Class I	1,000.00	1,020.94	0.80%	4.03
Advisor Class	1,000.00	1,020.94	0.80%	4.03

(1)	Expenses paid during the period are equal to the fund's annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.
(2)	The annualized expense ratios for the Portfolio Optimization Funds do not include fees and expenses of the PL Underlying Funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Funds invest.

F-3

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Life Funds (the “Trust”) are managed under the direction of the Board of Trustees under the Pacific Life Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2014. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	91

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Former Member of the Board of Directors of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	91

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	91

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	91

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	91

F-4

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.	91

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	91

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	91

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	91

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	91

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	91

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (6/06 to present) of Pacific Select Fund.	91

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	91

F-5

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	91

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present), Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	91

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	91

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Assistant Vice President (12/13 to present) of Pacific Select Funds.	91

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2014, the “Fund Complex” consisted of Pacific Select Fund (58 portfolios) and Pacific Life Funds (33 funds).

F-6

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Life Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Fund Managers”). PLFA serves as the investment adviser for all of the Funds and directly manages the PL Short Duration, PL Income, PL Strategic Income, PL Floating Rate Income, PL Limited Duration High Income, and PL High Income Funds (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”) and the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, and PL Portfolio Optimization Aggressive Funds (the “Asset Allocation Funds,” and together with the PAM Managed Funds, the “Directly Managed Funds”). For all other Funds (other than the PL Diversified Alternatives Fund, which is a new fund and is discussed in a separate Annual Report dated March 31, 2014), PLFA has retained other firms to serve as Fund Managers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 11, 2013.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Fund Manager that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Fund Managers. The Board also reviewed financial and profitability information regarding PLFA and the Fund Managers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed renewals. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the renewals, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Fund Management Agreements

In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

PLFA. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Fund Managers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and improve the services provided to the Funds and their shareholders.

The Trustees noted that PLFA makes officers and employees of PLFA available to the Board for consultation and discussion regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds.

1	At the December 11th meeting, the Board did not consider the continuance of the Advisory Agreement relating to the PL Limited Duration High Income Fund, as that agreement was not up for renewal at that time.

F-7

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Directly Managed Funds – The Trustees considered the services provided by PLFA, including PAM, in rendering investment management services to each Directly Managed Fund. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities and evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Underlying Funds that serve as investment options for the Asset Allocation Funds and in developing asset allocation models appropriate to each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing the asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of these models. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, and its attention to matters that may involve conflicts of interest between itself and a Fund. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Fund Managers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s role in analyzing and recommending for consideration by the Board, the termination of a Fund Management Agreement with a Fund Manager and the replacement of a Fund Manager.

The Trustees considered the high quality of the products and services provided by PLFA to the Funds, including risk analysis, preparation of periodic performance and other reports, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Fund Managers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Fund Managers, including analytical tools relating to risk analysis, Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Fund Managers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring investment style consistency by Fund Managers and for analyzing the use of derivatives by Fund Managers. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Fund Managers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Fund Managers to replace existing Fund Managers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Fund Managers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s services to a Fund or a Fund’s performance, including, but not limited to, the financial strength of a Fund Manager, significant staffing changes that could affect a Fund, material changes in a Fund Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

F-8

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Funds. The Trustees noted that PLFA oversees a third-party transaction cost analysis consultant that provides statistical analysis on Fund trading and that PLFA presents information about Fund trading costs to the Board annually. The Board also noted that PLFA conducts regular review and analysis of each Fund Manager’s use of soft dollars and presents information about Fund Managers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of a Fund from one Fund Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Fund Managers and oversees the establishment of necessary accounts and documentation for the Fund Managers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Fund Managers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Fund Managers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Fund Managers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Fund Manager’s written compliance policies and procedures, including the assessment of each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Fund Manager’s code of ethics. The Trustees also considered that each Fund Manager continues to cooperate with the CCO in reviewing its compliance operations.

Fund Managers. The Trustees considered the benefits to shareholders of retaining each Fund Manager and continuing the Fund Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by the Fund Managers. The Trustees considered the services provided by each Fund Manager in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Fund Manager is responsible for identifying investments for a Sub-Advised Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for a Sub-Advised Fund. The Trustees also considered that each Fund Manager is responsible for evaluating and voting proxies for fund holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Fund Managers, including the background and experience of each of the Fund Manager’s management, and the expertise of each Fund Manager’s portfolio management team, as well as the investment methodology used by the Fund Manager.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Fund Managers.

2. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2013, as available, compared to the applicable primary benchmark and Selected Performance Peer Group.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Funds that are currently underperforming as of September 30, 2013, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Funds going forward in light of expected future market conditions. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Fund Managers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Fund Manager have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

PL Main Street Core Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods.

F-9

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PL Large-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the prior Fund Manager had been replaced and the current Fund Manager has managed the Portfolio since 2013, and, therefore, the Fund Management Agreement was not up for renewal at this time.

PL Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five-, and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-year period and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Fund Manager had been replaced and the current Fund Manager has managed the Fund since 2013, and, therefore, the Fund Management Agreement was not up for renewal at this time.

PL Comstock Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and five-year periods and underperformed for the three- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and five-year periods and the fourth quintile for the ten-year period. With regard to the approval of the Fund Management Agreement, the Board considered that the current Fund Manager has managed the Fund since 2003.

PL Large-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods, the first quintile for the three-year period and the third quintile for the five-year period.

PL Small-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Trustees considered that the Fund had competitive long-term performance, but, with respect to the Fund’s underperformance over shorter-term periods, considered that PLFA had advised that it was evaluating whether future remedial actions were necessary or appropriate.

PL Small-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, and ten-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Trustees considered that the Board had approved a change in Fund Manager for the Fund effective May 1, 2014.

PL Mid-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five-, and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five-, and ten-year periods and underperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that the prior Fund Manager had been replaced and the current Fund Manager has managed the Fund since 2013, and, therefore, the Fund Management Agreement is not up for renewal at this time.

PL Mid-Cap Equity Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) underperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that prior Fund Manager had been replaced and the current Fund Manager has managed the Fund since 2013, and, therefore, the Fund Management Agreement is not up for renewal at this time.

PL Real Estate Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the

F-10

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

performance of the Fund, the Trustees considered that despite the Fund’s comparative ranking against the Selected Performance Peer Group, the difference in absolute returns of the Fund from the median of the Selected Performance Peer Group was not large. The Trustees considered that PLFA had advised that it was evaluating whether future remedial actions were necessary or appropriate.

PL Emerging Markets Debt Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period.

PL Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) outperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, and five-year periods.

PL International Large-Cap Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three, five-, and ten-year periods. With regard to the approval of the Fund Management Agreement, the Board considered that the current Fund Manager has managed the Fund since 2004.

PL International Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five-, and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five- and ten-year periods. With regard to the approval of the Fund Management Agreement, the Board considered that the current Fund Manager has managed the Fund since 2011.

PL Floating Rate Income Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

PL Floating Rate Loan Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. With regard to the approval of the Fund Management Agreement, the Board considered that the current Fund Manager has managed the Fund since 2010.

PL High Income Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period.

PL Income Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

PL Inflation Managed Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, and ten-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and five-year periods and the second quintile for the ten-year period.

PL Managed Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five-, and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five-, and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the first quintile for the five- and ten-year periods.

PL Money Market Fund

The Trustees considering that during the one- and three-year periods the Fund has been subject to fee and expense waivers intended to prevent the Fund’s earnings from falling below the level of the Fund’s expenses (to prevent a negative yield) and the performance rankings are not meaningful over these periods. The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five-, and ten-year periods; and (2) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, and ten-year periods and the third quintile for the five-year period.

F-11

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PL Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the fifth quintile for the five-year period. With regard to the approval of the Fund Management Agreement, the Board considered that the current Fund Manager has managed the Fund since 2011.

PL Short Duration Income Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

PL Strategic Income Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

PL Portfolio Optimization Aggressive Fund

The Fund: (1) underperformed its Selected Performance Peer Group for the one- and five-year periods and outperformed for the three year period; (2) underperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three-, and five-year periods.

PL Portfolio Optimization Conservative Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

PL Portfolio Optimization Moderate-Aggressive Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

PL Portfolio Optimization Moderate-Conservative Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three, and five-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three-, and five-year periods.

PL Portfolio Optimization Moderate Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

The Trustees reviewed the monitoring of each Fund Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Fund Managers and that PLFA’s record in managing each Fund indicates that its continued management as well as the continuation of the respective Fund Management Agreements will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Fund Manager as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA in their review of the portion of the advisory fees retained by PLFA, and also considered the nature and quality of services provided by each Fund Manager with respect to the sub-advisory fees paid to such Fund Manager. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain combined expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory

F-12

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the average fee and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for selecting peer funds in each Selected Expense Peer Group and the fact that the Selected Expense Peer Groups were constructed using a universe of funds that included both sub-advised and directly managed funds. With respect to the PL Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant PL Portfolio Optimization Fund (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

PL Main Street Core Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Large-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

PL Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Comstock Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PL Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Small-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Mid-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less

F-13

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PL Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PL Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Floating Rate Income Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PL Floating Rate Loan Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

PL High Income Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Income Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PL Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PL Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

F-14

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PL Money Market Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PL Short Duration Income Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

PL Strategic Income Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PL Portfolio Optimization Aggressive Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

PL Portfolio Optimization Conservative Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

PL Portfolio Optimization Moderate-Aggressive Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

PL Portfolio Optimization Moderate-Conservative Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

PL Portfolio Optimization Moderate Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Fund Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Fund Manager with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Fund Managers and that the level of services provided by these Fund Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Fund Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Fund Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

F-15

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Fund Managers regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Fund Managers.

PLFA and the Fund Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Fund Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because of, among other things, the differences in the types of information provided by the Fund Managers, the fact that many Fund Managers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Fund Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Fund Managers, the Trustees focused greater consideration on the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Fund Managers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are increasingly realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted the Funds do not currently produce significant economies of scale. The Trustees noted, however, PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, its and its affiliates’ consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s general willingness to discuss and evaluate the topic of economies of scale with the Trustees.

With respect to the Asset Allocation Funds, the Trustees noted that the advisory fee was set at an amount that takes into account the size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Fund Managers information concerning other benefits received by PLFA, Pacific Life, the Fund Managers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Fund Managers and the use of soft-dollars by certain of the Fund Managers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Fund Managers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Fund Manager’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Fund Managers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F-16

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Fund Management Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Fund Management Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Fund Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-17

PACIFIC LIFE FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at http://www.pacificlife.com/pacificlifefunds.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s fund managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, please see the Trust’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and the PL Underlying Funds’ annual and semi-annual reports are available:

•	On the Trust’s Website at http://www.pacificlife.com/pacificlifefunds.htm

•	On the SEC’s Website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

F-18

PL Underlying Funds and PL Diversified Alternatives Fund

Annual Report

As of March 31, 2014

PACIFIC LIFE FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2014

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION

Fund Manager	PL Underlying Fund	Page Number
Eaton Vance Investment Managers (Eaton Vance)	PL Floating Rate Loan	A-4
Pacific Investment Management Company LLC (PIMCO)	PL Inflation Managed	A-5
Pacific Investment Management Company LLC (PIMCO)	PL Managed Bond	A-6
T. Rowe Price Associates, Inc. (T. Rowe Price)	PL Short Duration Bond	A-7
Ashmore Investment Management Limited (Ashmore)	PL Emerging Markets Debt	A-8
Invesco Advisers, Inc. (Invesco)	PL Comstock	A-9
MFS Investment Management (MFS)	PL Growth (formerly called PL Growth LT)	A-10
BlackRock Investment Management, LLC (BlackRock)	PL Large-Cap Growth	A-11
ClearBridge Investments, LLC (ClearBridge)	PL Large-Cap Value	A-12
OppenheimerFunds, Inc. (Oppenheimer)	PL Main Street® Core	A-13
Scout Investments, Inc. (Scout)	PL Mid-Cap Equity	A-15
Ivy Investment Management Company (Ivy)	PL Mid-Cap Growth	A-16
Fred Alger Management, Inc. (Alger)	PL Small-Cap Growth	A-17
NFJ Investment Group LLC (NFJ)	PL Small-Cap Value	A-18
Morgan Stanley Investment Management Inc. (Morgan Stanley)	PL Real Estate	A-19
OppenheimerFunds, Inc. (Oppenheimer)	PL Emerging Markets	A-20
MFS Investment Management (MFS)	PL International Large-Cap	A-21
J.P. Morgan Investment Management Inc. (JPMorgan)	PL International Value	A-22
UBS Global Asset Management (Americas) Inc. (UBS)	PL Currency Strategies	A-23
Eaton Vance Investment Managers (Eaton Vance)	PL Global Absolute Return	A-24
Wells Capital Management Incorporated (Wells Capital)	PL Precious Metals	A-25
Fund Manager	PL Fund of Funds
Pacific Life Fund Advisors LLC (PLFA)	PL Diversified Alternatives[1]	A-26
[1]

The PL Diversified Alternatives Fund commenced operations on December 31, 2013, and although the fund is effective, it is not currently offering shares to investors and is not available for sale at this time. Presently, only Pacific Life Fund Advisors LLC (PLFA) and certain of its affiliates can invest in the PL Diversified Alternatives Fund.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Life Funds (the “Trust”). This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust Prospectus, as supplemented, which contains information about the Trust and each of its funds, including their investment objectives, risks, charges and expenses. You should read the Prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The net asset value of a fund changes as the value of its assets go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than original cost. The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance. Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented unless otherwise noted.

This report shows you the performance of the funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the funds above, subject to the review of the Trust’s Board, and also does business under the name Pacific Asset Management. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the year ended March 31, 2014. All views are subject to change at any time based upon market or other conditions, and the Trust, its adviser and the fund managers disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the adviser or fund manager.

The adviser and fund managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should” and “would” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or fund manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current Prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2014)

Executive Summary

Over the reporting period, financial markets displayed considerable divergence as U.S. equities surged ahead of most markets around the globe. The U.S. equity markets fared relatively well for most of the reporting period—charging to record highs—despite government disorders (e.g. government shutdown) and the Federal Reserve (Fed) tapering its bond purchasing program. The momentum in the U.S. equity market was supported by solid corporate earnings as well as positive economic activity over the reporting period.

Compared to the rest of the world, the U.S. generally exhibited more appealing economic conditions. Over the reporting period, U.S. business activity from both the manufacturing and services sectors expanded at decent levels as indicated by the Institute for Supply Management (ISM) Report on Business. The unemployment rate also continued to fall, hitting its lowest level since the 2008 financial crisis, and wage growth showed modest acceleration over the reporting period after several years of continued deceleration. Additionally, the housing sector experienced some recovery with rising home sales and accelerating prices through most of the reporting period. These factors helped lift consumer confidence and market sentiments. These positive indications also gave enough reason for the Fed to initiate tapering its quantitative easing (QE) efforts, despite an unusually harsh winter that dampened economic activity.

Non-U.S. developed nations also showed some progress over the reporting period. However, this recovery was fragmented throughout various regions. In the eurozone, Germany continued to anchor the recovery while Italy and Spain had been struggling to turn the corner. In Asia, the Japanese economy expanded in the earlier parts of the reporting period, which was boosted by its monetary and fiscal stimulus efforts. However, Japanese stocks pulled back in the first quarter of 2014 as concerns of the anticipated consumption tax reversed momentum. While the broad emerging market economies outpaced those of developed markets in terms of economic growth, equity and bond markets in emerging regions lagged behind those of developed economies. The Fed tapering pushed interest rates higher which caused financial constraints on several key emerging nations as they experienced large capital outflows. Countries that were affected the most include those with large current account deficits (i.e. net borrowers) and vulnerability to tightening external financing conditions. They include countries like Brazil, Turkey and India.

Overall, the global economy maintained a steady but slow recovery throughout the reporting period. Various risks continued to linger and influenced markets to varying degrees. The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

Fixed Income

Concerns over the Fed’s tapering plan caused long-term interest rates to rise, which had a negative impact on the broad fixed income market over the reporting period. Yields have an inverse relationship with bond prices, so rising rates generally have a downward pressure on prices. The 10-year Treasury yield was as low as 1.66% in early May 2013 but climbed higher to 2.72% by the end of the reporting period. Over the reporting period, the broad fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) fell 0.10%.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Long-term Treasury bonds and fixed income securities with long duration (i.e. a higher sensitivity to interest rate movements) were particularly impacted more than others. The Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, which tends to have a relatively higher duration, slid 6.49% over the reporting period. On the other hand, short-term bonds that have lower duration experienced less drag from the rising rate environment and posted small gains.

On top of interest rates, bond values are affected by the perception of their credit risk, which is reflected in their yield spreads. Spreads also have an inverse relationship with bond prices. Similar to the equity market, risk appetite was also evident in the bond market, resulting in tightening spreads for high yield bonds and bank loans. While the emerging markets debt market struggled earlier in the reporting period, it recovered modestly in the first quarter of 2014 as the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index gained 0.56% over the reporting period.

Domestic Equity

2013 marked the fifth consecutive positive calendar year performance for the broad U.S. equity market as the S&P 500 Index leaped 21.86% over the reporting period. With respect to market capitalization, small-capitalization stocks outpaced large-capitalization companies. In terms of style, growth styles outperformed those of value for the reporting period. Cyclical sectors (e.g. industrials and information technology) generally outpaced those in the defensive sectors (e.g. utilities and consumer staples). High dividend-paying sectors that typically include utilities stocks had lost momentum in 2012 and continued to lag behind over the reporting period. Real estate investment trusts (REITs), which tend to be associated with relatively high dividend-payouts, delivered only moderate returns compared to the broad equity market after outperforming it every calendar year from 2009 to 2012. The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index returned 4.16% for the reporting period. Hotel-related REITs performed relatively strong, whereas the health care-related sector experienced losses.

International Equity

The foreign equity market was mixed over the reporting period as developed markets posted solid results while emerging markets faced headwinds. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) and the MSCI Emerging Markets Index (Net) returned 17.56% and -1.43%, respectively. In the international, developed equity market, smaller-capitalization stocks outperformed their larger counterparts while value outperformed growth styles. With the eurozone showing signs of recovery, its respective equity markets generally performed well over the reporting period. Japan, which represents over 20% of the MSCI EAFE Index (Net), gave up its prior gains in the first quarter of 2014, causing it to lag behind the broad index. Emerging markets faced several challenges over the reporting period, starting with the initial news of the Fed’s tapering. The outflow of capital placed downward pressure on both debt and equity markets. Furthermore, the Russian stock market experienced relatively large losses in the first quarter of 2014, which were sparked by the crisis in Ukraine. Additionally, China began to curb new credit to slow down the excessive lending that had led to a heated property market. These efforts sought to ease real estate and infrastructure investments, causing a strain on commodity producers that export to China.

Commodities

Commodity prices were mixed over the reporting period. Energy prices edged out modest gains, while agriculture had modest losses and metals experienced a relatively large drop over the reporting period. Energy prices were relatively range-bound with no significant disruptions to supply and/or major changes in demand. Many agricultural prices fell sharply in 2013 but recovered much of the losses in the first quarter of 2014 with the harsh weather restricting supply and boosting prices. Over the past several years, metal prices have been largely determined by demand from China and India. With India curbing gold imports to address its ballooning current account deficit, precious metals prices experienced some downward pressure over the reporting period. The low inflationary environment and expectations of the Fed reversing its monetary easing (which could result in the appreciation of the U.S. dollar) also contributed to deflating precious metals prices.

Concluding Remarks

U.S. equities rallied with strong momentum during the reporting period. A rapidly rising market combined with low volatility can at times lead to complacency in the marketplace. Valuation levels of the S&P 500 Index have steadily risen over the past few years to around their five-year highs. In the past, valuations have been above current levels such as during the “Tech Boom” years, but those conditions are typically associated with strong economic growth and euphoric consumerism. The International Monetary Fund (IMF) projects the U.S. to grow 2.8% in 2014 (IMF—World Economic Outlook Update—January 2014) (“IMF Update”), which would represent a slower pace than that of the late-1990’s when U.S. gross domestic product (GDP) steadily grew at an approximate annual rate of 5%. Economic conditions have improved in the U.S., but the Fed continues to play a large role in supporting the economy. Furthermore, the unemployment rate figures could appear misleading given that some of the drop stemmed from people leaving the labor force rather than quality job growth.

The eurozone and other developed regions appear to be showing signs of recovery, but the process could likely take years before they are able to self-support economic growth without various stimulus packages. Emerging countries continue to deal with various challenges and opportunities. Several key elections in countries such as Brazil, India and Turkey throughout 2014 could help bring some stability to those countries. As for China, it is expected to continue setting the pace in 2014 with the IMF Update projecting a 7.5% growth for the year. While the economic expansion in China appears to be decelerating, the country’s regulators are focusing on maintaining growth at a more manageable range. Additionally, Chinese officials have been discussing a shift toward consumer spending to help drive future economic growth. Although a rebalancing China that places more emphasis on consumption and less on infrastructure spending may hurt certain countries, the transition could also help those that export consumer goods to China. More than ever, investors may begin to emphasize individualization of emerging countries. In the past, emerging market countries as a group shared many weaknesses that linked them together, especially in times of global stress. While some of these vulnerabilities have not disappeared, not all of these emerging countries share the same issues to the same degree. Many of these countries can be differentiated by authoritative tendencies, economic policies, debt levels, consumer behavior, and growth drivers, among others. While there are certain emerging countries that face some key hurdles, there are also those with a more positive outlook.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Overall, economic conditions may be improving, especially in the U.S. However, uncertainty and risks still remain. The Fed’s removal of its monetary stimulus could affect markets in various ways. While it could signal that the Fed has higher confidence in the economy, a premature withdrawal could reverse the recovery. This may prevent the equity market from rallying to excessive valuation levels. Interest rates may also rise, which would be a headwind for bonds with long duration. Given the various challenges and uncertainty throughout the globe, some volatility could return to the marketplace in 2014 after being relatively suppressed throughout 2013. In our opinion, this validates the importance of proper asset allocation to navigate through various market conditions.

PL Floating Rate Loan Fund (managed by Eaton Vance Investment Managers)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Floating Rate Loan Fund’s Class P returned 3.39%, compared to a 4.35% return for its benchmark, the S&P/LSTA Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year	5 Years	Since Inception (6/30/08)
Fund’s Class P	3.39%	8.83%	4.77%
S&P/LSTA Leveraged Loan Index	4.35%	12.52%	6.28%

(1)

Eaton Vance Investment Managers (“Eaton Vance”) began managing the fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance, managed the fund from July 1, 2010 to July 31, 2013. Another firm managed the fund before July 1, 2010, and some investment policies changed at that time.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. Relative to the benchmark, the fund maintains a greater focus on higher-quality loans. Loan prices for the higher-quality BB- and B-rated segments ended the reporting period to where they began a year earlier, near par, reflecting little room for appreciation. Prices of the more distressed segments of the market, on the other hand, advanced, as strong investor inflows into the bank loan space helped to drive CCC-rated loans higher from $83.50 to $87.38. In this environment, CCC-rated loans outperformed BB- and B-rated loans by a wide margin, 8.86% vs. 3.00% and 4.63%, respectively. The fund’s “up-in-quality” bias relative to the benchmark, specifically a consistent overweight to higher-quality BB-rated loans and an underweight exposure to the more speculative CCC-rated loans, was a headwind to its relative performance during the reporting period. While higher risk can be rewarded over short periods, such as during the market environment over the last couple of years, it is our experience that a higher-quality stance can result in better risk-adjusted results over time. We at Eaton Vance believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher-quality loans, rather than focusing largely on capital gains associated with distressed loans.

The fund employs a rigorous, bottom-up credit research process where loan selection drives its performance. With that said, breaking down performance results by industry, performance across every loan industry group was positive over the reporting period. Underweight exposures to publishing and lodging & casinos were a drag on the fund’s relative performance, with the industries advancing 8.37% and 4.99%, respectively. Contributing to relative fund performance was an overweight exposure to the electronics/electrical industry, which returned 4.64% and an underweight exposure to aerospace & defense, which lagged the benchmark, posting a 3.65% return.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The fund held 308 issuer positions across 32 industries as of March 31, 2014. As of the end of the reporting period, the fund maintained an overweight position in BB-rated loans and minimal exposure to the more distressed loan categories rated below B. The fund’s higher-quality positioning was also exhibited in its average loan price of $99.97 vs. a $98.64 as of March 31, 2014. Given the floating-rate nature of the asset class, the fund is exposed to minimal interest rate risk as the loans in the fund reset their coupons every 57 days on average as of March 31, 2014, resulting in a fund duration of roughly 0.16 years.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Inflation Managed Fund (managed by Pacific Investment Management Company LLC)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Inflation Managed Fund’s Class P returned -7.40%, compared to a -6.49% return for its benchmark, the Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year periods ended March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year		5 Years	10 Years
Fund’s Class P	(7.40%	)	5.52%	4.32%
Barclays U.S. TIPS Index	(6.49%	)	4.91%	4.52%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. Investment strategies were implemented by investing in bonds and derivative instruments. Tactical interest rate positioning in TIPS, through the use of cash bonds and interest rate swaps, was positive for the fund performance as real yields rose during the reporting period. Tactical use of pay-fixed interest rate swaps on the long end of the U.S. nominal yield curve during the second half of the reporting period partially offset the positive TIPS positioning, as rates fell on longer-dated nominal Treasuries. Modest positioning in investment grade corporate securities during the year was positive for fund returns, as spreads narrowed and the sector outperformed like-duration Treasuries. An allocation to non-Agency mortgage backed securities (MBS) was positive for fund performance as the sector continued to benefit from the ongoing housing recovery. Exposure to non-U.S. developed inflation-linked bonds, particularly Canada and Australia, detracted from fund performance as real yields rose in both countries during the reporting period. The fund’s exposure to emerging market local debt, partially achieved through zero coupon swaps, detracted from fund performance as rates rose due to central bank rate hikes and inflation concerns.

We at PIMCO have become modestly more optimistic about the outlook for global growth, expecting 2.5-3.0% next year, based on internal research. Many of the challenges faced during the 2013 reporting period have faded, yielding a brighter outlook for global growth. While headwinds have abated, unwinding unprecedented monetary policies could prove challenging. In the U.S. we expect growth to accelerate due to a diminishing drag from fiscal policy, steady improvements in employment, and higher asset valuations that encourage consumer spending through the “wealth effect.” While we believe inflation will increase in 2014 relative to 2013, we still foresee subdued inflation in the shorter-term. In Europe, we expect a more tempered pace of growth with risks in both directions. In Japan, we expect continued growth as the aggressive policies of Abenomics (a Japanese economic policy program initiated by Shinzo Abe, the current Prime Minister of Japan, designed to stimulate economic growth in Japan) drives the economy. However, growth in Japan will be challenged by fading consumer spending that was pulled forward in anticipation of the consumption tax increase. The growth trajectory for emerging markets (EM) will be shaped by developed market growth as well as central bank policies. While collectively we expect modest growth in EM, there will be large dispersion across countries given differentiation in trade, commodity dependence and policy frameworks.

With regard to fund strategy, we will target a neutral position to U.S. real duration position relative to the benchmark, while continuing to emphasize positions that stand to gain if market expectations for interest rate increases are not met. We plan to concentrate on the belly of the real yield curve where we see superior opportunities for roll-down, a form of return that is realized as a bond approaches maturity, assuming an upward sloping yield curve. We will remain underweight the long end of the real yield curve as longer maturities may not adequately compensate investors for price volatility as the Fed unwinds its quantitative easing (QE) program. We plan to hold allocations to German and Italian inflation-linked bonds (ILBs) given attractive real yields, modest-to-low inflation expectations, and expected policy support. We expect to tactically pay French inflation given perceived rich valuations for inflation-hedging instruments. In addition, we may hold New Zealand ILBs that offer attractive real yields. Lastly, we believe Brazil is a high-quality emerging economy with steep yield curves and high real interest rates offering potential return through carry, which is the rate of interest earned by holding the respective securities and roll-down.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Managed Bond Fund (managed by Pacific Investment Management Company LLC)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Managed Bond Fund’s Class P returned -1.22%, compared to a -0.10% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year periods ended March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year		5 Years	10 Years
Fund’s Class P	(1.22%	)	6.73%	5.14%
Barclays U.S Aggregate Bond Index	(0.10%	)	4.80%	4.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. Investment strategies were implemented by investing in bonds and derivative instruments. Tactical U.S. interest rate positioning with a focus on the front-end and intermediate portions of the yield curve, implemented through the use of cash bonds and tactical use of interest rate swaps, detracted from fund performance as these rates rose during the reporting period and underperformed longer-dated maturities. An underweight to investment grade corporate securities during the year was negative for the fund’s relative returns, as spreads narrowed and the sector outperformed like-duration Treasuries. An allocation to non-Agency MBS was positive for fund performance as the sector continued to benefit from the ongoing housing recovery.

Beyond core sectors, exposure to high yield financial bonds added to performance as high yield bonds posted strong positive returns during the reporting period. Non-U.S. developed country exposure in Canada detracted from returns as rates rose along the Canadian yield curve. However, duration exposure in Italy and Spain more than offset this negative impact as rates fell in both countries. Exposure to TIPS was negative for fund returns relative to nominal Treasuries as breakeven inflation levels (the difference between nominal and real yields) narrowed during the reporting period.

We at PIMCO have become modestly more optimistic about the outlook for global growth, expecting 2.5-3.0% next year, based on internal research. Many of the challenges faced during the 2013 reporting period have faded, yielding a brighter outlook for global growth. While headwinds have abated, unwinding unprecedented monetary policies could prove challenging. In the U.S. we expect growth to accelerate due to a diminishing drag from fiscal policy, steady improvements in employment, and higher asset valuations that encourage consumer spending through the “wealth effect.” In Europe, we expect a more tempered pace of growth with risks in both directions. In Japan, we expect continued growth as the aggressive policies of Abenomics (a Japanese economic policy program initiated by Shinzo Abe, the current Prime Minister of Japan, designed to stimulate economic growth in Japan) drive the economy. However, growth in Japan will be challenged by fading consumer spending that was pulled forward in anticipation of the consumption tax increase. The growth trajectory for emerging markets (EM) will be shaped by developed market growth as well as central bank policies. While collectively we expect modest growth in EM, there will be large dispersion across countries given differentiation in trade, commodity dependence and policy frameworks.

With regard to fund strategy, we look to target an underweight to benchmark-level duration, maintaining an overweight position to short-to-intermediate maturities with an underweight to longer-maturity securities. We will focus TIPS exposure on the intermediate segment of the real yield curve as we believe inflation protection is attractively priced at these maturities. We will gradually add exposure to short-dated credit while focusing on issuers within housing, finance, and energy. Within Agency MBS, we plan to maintain an underweight amid current valuations and focus on security selection to capitalize on relative value opportunities within the coupon stack. We continue to hold non-Agency MBS positions which offer attractive value to other spread sectors. Within non-U.S. developed, our exposures will focus on Italy and Spain. In EM, we will focus on Mexico and Brazil which have stronger fundamentals and high real interest rates. We plan to retain exposure to high-quality municipal bonds that offer attractive yields. Finally, we plan to maintain an overall neutral currency stance as long as central bank actions continue to drive high levels of volatility. However, we will maintain a modest short to the Japanese yen and a long position in the Mexican peso.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Short Duration Bond Fund (managed by T. Rowe Price Associates, Inc.)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Short Duration Bond Fund’s Class P returned 0.64%, compared to a 0.68% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year periods ended March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	0.64%	2.18%	2.27%
Barclays 1-3 Year U.S. Government/Credit Bond Index	0.68%	1.95%	2.81%

(1)	T. Rowe Price Associates, Inc. began managing the fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. Yield curve positioning was the main detractor from relative performance. However, an overweight allocation to short-dated, investment-grade corporate debt; out-of-benchmark exposure to MBS and high yield corporate bonds; and a significant underweight allocation to U.S. Treasury securities relative to the benchmark benefited the fund’s relative returns. T. Rowe Price focuses on high-quality, investment grade securities and expects to track duration of the benchmark (plus or minus a half-year).

Positioning on the yield curve was a meaningful detractor from the fund’s relative performance. Beginning in May 2013, intermediate- and long-term Treasury rates began to increase and generally continued to do so throughout the period amid better U.S. economic data and speculation about, and the eventual announcement of the Fed’s tapering. The fund holds exposure to longer, out-of-benchmark maturities, and these longer-term holdings weighed on performance. However, the yield advantage from these securities aided the fund.

During the reporting period, solid demand from duration-minded investors looking for incremental yield provided a strong bid for the front part of the high-grade corporate curve, even in the face of heavy supply. As a result, the fund’s significant overweight to corporates provided the most meaningful contribution to its relative results.

Following a market-wide rate correction starting in the middle of 2013, Treasury rates beyond the ultra-short part of the curve climbed significantly over the reporting period ended March 31, 2014. Yield increases were especially concentrated for intermediate maturities, and the curve meaningfully steepened during the year. Given this jump in Treasury yields, along with the sector’s underperformance relative to spread sectors in the short-term benchmark, the underweight to Treasuries was a meaningful contributor to fund performance.

Although MBS posted weaker performance than other spread sectors in the fourth quarter of the reporting period, the fund’s out-of-benchmark exposure to the sector provided a significant contribution to its relative results for the year. The fund’s holdings, in particular, benefited due to the structures that were held. The fund’s positioning in higher-coupon/short-duration mortgage securities fared well and outperformed the lower end of the coupon stack, which was negatively affected by the Fed’s large-scale asset purchase activities and tapering discussions. In addition, the fund held a modest allocation to non-Agency MBS, which also performed significantly well over the reporting period.

The fund’s allocation to high yield corporates also materially helped performance. Just as heightened investor appetite for incremental yield boosted investment-grade corporates, this environment was even more helpful for lower-rated securities. Investors have become increasingly willing to reach further down in the quality spectrum to gain access to short-duration paper with more compelling yields, particularly given the low default environment for high yield issuers.

Credit selection had an overall neutral effect on the fund’s relative performance. Our selection in BBB-rated corporates weighed on results. However, exposure to several A-rated names, banks in particular, helped to counter the impact of the selection within the BBB quality segment. The government-related sector also boosted returns through select non-benchmark positions in quasi-sovereign entities.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Despite having tactical exposure to longer-maturity bonds, the fund had a generally shorter duration position in aggregate over the course of the reporting period. While exposure to longer-dated securities detracted as rates rose, the fund’s shorter duration relative to the benchmark helped to partially offset that detraction.

As of the end of the reporting period, the fund held interest rate futures, which generated a net derivative exposure equivalent to approximately 0.7% of net assets. Interest rate futures were held during the entire period and decreased fund duration in all periods held except during June 2013 when these instruments increased fund duration. Currency forwards were held from March through May 2013 and August through October 2013. Currency forwards decreased fund currency exposure in all months held except during October 2013 when the currency forward positions were offsetting and did not increase or decrease fund currency exposure. The estimated return impact from employing derivatives was -6 basis points (bps) for the reporting period.

PL Emerging Markets Debt Fund (managed by Ashmore Investment Management, Limited)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Emerging Markets Debt Fund’s Class P returned -3.92%, compared to a 0.56% return for its benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year		Since Inception (6/29/12)
Fund’s Class P	(3.92%	)	2.26%
J.P. Morgan EMBI Global Diversified Index	0.56%		4.36%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at Ashmore tactically manage exposure to sovereign external debt, local currency sovereign debt and corporate debt. The fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and corporate issuers, and may be denominated in any currency, including the local currency of the issuer.

Over the course of the reporting period, the fund’s allocation to external debt decreased, and its exposure to corporate debt and local currency debt increased. The fund experienced a challenging period in the second quarter of 2013, when sovereign external debt assets sold off amidst talks of U.S. tapering. Thereafter, external debt securities realized positive performance for the third and fourth quarters of 2013. The fund’s allocation to corporate debt was a source of value versus the benchmark over the entire reporting period as a whole.

The largest country detractors from fund performance over the reporting period were Mexico, Brazil, Russia, Indonesia, and Turkey. Security selection in Mexico, Indonesia, and Turkey were negative relative to the fund’s benchmark. The fund’s overweight position in Brazilian bonds negatively impacted fund performance as the removal of the 6%—Tax on Financial Operations (IOF) resulted in a large sell-off of offshore bonds. Most emerging market currencies lost value against the U.S. dollar during the reporting period as a result of a combination of poor overall risk appetite, weaker commodities and outflows from emerging market equities. Specifically, the Indian rupee declined during two consecutive quarters of 2013 before recovering in the fourth quarter. Also, both the Brazilian Real and Turkish Lira declined as well before recovering.

The largest country contributors to fund performance over the reporting period were Argentina, Poland, Hungary, United Arab Emirates, and India. Sovereign debt in Argentina performed strongly during the fourth quarter of 2013 on the back of the expected political reform.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Comstock Fund (managed by Invesco Advisers, Inc.)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Comstock Fund’s Class P returned 23.36%, compared to a 21.57% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year periods ended March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	23.36%	21.76%	6.54%
Russell 1000 Value Index	21.57%	21.75%	7.58%

(1)	Invesco Advisers, Inc. began managing the fund on June 1, 2010. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. Our investment philosophy appreciates that, as financial markets tend to focus on short-term factors, stock prices often fail to reflect the intrinsic value of companies. We at Invesco believe that longer-term investors can take advantage of pricing anomalies in financial markets by purchasing stocks of companies that are currently underpriced. The fund aims to exploit these market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value.

The fund’s investable universe includes all equities with a market capitalization greater than $5 billion. We filter for companies with sufficient liquidity and then on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. The investment team employs truly active management, by staying benchmark agnostic; fund construction and risk mitigation is based solely on bottom-up stock selection, as opposed to utilizing macro or top-down factors.

On the positive side of sector performance, strong stock selection assisted with performance and was a large contributor to fund performance. One of the largest relative contributors within the energy sector was not owning Exxon Mobil Corp., as the company performed poorly on a relative basis. Also, Halliburton Co. helped contribute to performance, assisted by stock buy-backs and announcement of a 39% increase in dividends earlier in the year. Strong stock selection within financials, mainly having no exposure to REITs, was also a large contributor to the fund’s relative performance. Stocks like Morgan Stanley contributed to fund performance, as the firm delivered positive earnings surprises for consecutive quarters. An overweight position and performance of select stocks in the consumer discretionary sector were large contributors to fund performance, mainly within media. Holdings such as Viacom, Inc. and Time Warner Cable, Inc. contributed the most to fund performance within this industry. Viacom had a strong run in 2013, and reported a large increase in profits from the film unit later in the reporting period. Favorable stock selection in the consumer staples sector also helped fund performance. Being underweight household and personal products company, The Procter & Gamble Co., and having exposure to food company, Tyson Foods, Inc., both boosted performance for the fund during the reporting period. Tyson produced outsized performance during the reporting period.

Stock selection and an underweight in telecommunication services also contributed, mainly from a material underweight in AT&T, Inc., followed by contributions from Vodafone Group P.L.C. A material underweight to utilities enhanced the fund’s relative performance, as this was the second worst-performing sector in the benchmark. Favorable stock selection and an overweight in the information technology sector boosted performance, as well, with Microsoft Corp., Yahoo!, Inc. and Hewlett-Packard Co. as the clear contributors to the fund’s performance. Both Yahoo! and Hewlett-Packard posted strong returns for the reporting period. Since Marissa Mayer became CEO of Yahoo!, they acquired more than a dozen technology companies to increase market presence. Stock selection and an overweight position in the health care sector, specifically in pharmaceuticals and service providers, assisted fund performance as well. Bristol-Myers

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Squibb Co., a large pharmaceuticals provider, outperformed during the reporting period, helped by improving earnings and important new clinical data for immune-oncology and diabetes treatments. Health care services provider Cardinal Health, Inc. outperformed both the benchmark and sector. Strong stock selection in the materials sector also enhanced relative fund performance. Notably, having no exposure to miners boosted fund performance, as margins and earnings were negatively affected by gold and other metals experiencing steep declines during the 2013 year.

On the negative side, cash acted as a detractor to relative performance. Although the cash position averaged under 4% for the reporting period, cash utilized for investment opportunities and allowances for redemptions from the fund detracted from its performance in such a strong equity market. We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S. based companies held in the fund, which had a negative impact on the fund’s performance relative to the benchmark. An underweight to industrials was also a slight detractor from relative performance, offsetting strong stock selection within the sector, as the sector was the second best performer for the reporting period.

PL Growth Fund (formerly called Growth LT Fund/managed by MFS Investment Management)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Growth Fund’s Class P returned 25.15% compared to a 23.22% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year periods ended March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	25.15%	18.46%	6.28%
Russell 1000 Growth Index	23.22%	21.68%	7.86%

(1)	MFS Investment Management began managing the fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. MFS assumed management of the fund on May 1, 2013. For the reporting period, the fund’s Class P outperformed the benchmark. The MFS investment team’s growth strategy for the fund focuses on companies it believes to have above-average earnings growth potential compared to other companies. Stock selection and an overweight position in the health care sector contributed positively to the fund’s performance relative to the benchmark as the sector outperformed. Owning shares of life sciences supply company Thermo Fisher Scientific, Inc. and pharmaceutical company Valeant Pharmaceuticals International, Inc., both of which were not benchmark constituents, strengthened the fund’s relative returns as both stocks significantly outperformed the benchmark. An overweight position in biopharmaceutical company Alexion Pharmaceuticals, Inc. also contributed to the fund’s performance.

Stock selection in the leisure sector was another positive contributing factor to fund relative results. Here, an overweight position in casino resorts operator Wynn Resorts Ltd. bolstered its relative returns as the stock posted strong results over the reporting period.

Elsewhere, the fund’s avoidance of diversified technology products and services company International Business Machines Corp., beverage manufacturer Coca-Cola Enterprises, Inc., telecommunication services provider Verizon Communications, Inc. and fast-food giant McDonald’s Corp. also benefited fund relative performance. An overweight position in online travel company priceline.com, Inc. and an underweight position in tobacco company Philip Morris International, Inc. were also among the fund’s top relative contributors.

Stock selection in the energy sector, particularly the fund’s overweight position in oil and gas exploration & production company Anadarko Petroleum Corp., which was removed from the benchmark after its reconstitution at the end of June 2013, held back fund relative returns. Stock selection in the autos & housing sectors also weakened relative fund performance. There were no individual stocks within these sectors that were among the fund’s top relative detractors.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Elsewhere, overweight positions in broadcast and communication tower management firm American Tower Corp. REIT, access infrastructure products manufacturer Citrix Systems, Inc., health care-information technology company Catamaran Corp., beauty products maker The Estee Lauder Cos., Inc., online auctioneer eBay, Inc., and global media company Discovery Communications, Inc. detracted from the fund’s relative performance. Not owning shares of strong-performing software giant Microsoft Corp. and defense contractor Lockheed Martin Corp. also hurt the fund’s performance.

The fund’s cash and/or cash equivalents position during the reporting period was another detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

PL Large-Cap Growth Fund (managed by BlackRock Investment Management, LLC)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Large-Cap Growth Fund’s Class P returned 23.58%, compared to a 23.22% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year periods ended March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	23.58%	20.74%	4.25%
Russell 1000 Growth Index	23.22%	21.68%	7.86%

(1)	BlackRock Investment Management, LLC began managing the fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. BlackRock assumed management of the fund on May 1, 2013. BlackRock managed the fund on an interim basis from January 1, 2013 through April 30, 2013 during which time the fund manager’s goal was to attempt to replicate the total return of the benchmark. Beginning May 1, 2013, BlackRock began actively managing the fund using its large-cap growth strategy. At the sector level, an underweight position in consumer staples was the largest contributor to fund performance, as the sector significantly lagged the benchmark for the reporting period. Within the sector, the largest contributor to performance was a lack of exposure to tobacco companies and a substantial underweight to beverages.

Consumer discretionary stock selection and an overweight position to that sector also contributed to performance, with strength most notable in the hotels, restaurants & leisure and internet & catalog retail segments. Shares of casino operator Melco Crown Entertainment Ltd. posted strong gains benefiting fund performance amid expanding growth in the mass market in China, where the company picked up share. Peer Wynn Resorts Ltd. also surged as the Macau gaming market continued to grow at close to 20%, and third-party data suggested the company’s casinos began to gain market share. Within internet & catalog retail, Amazon.com, Inc.’s stock rose over 35% during the reporting period buoyed by growing market appreciation for Amazon Web Services’ (AWS) significant potential to take share in cloud computing. AWS continues to expand its value proposition by both increasing the product offering and lowering prices. Online travel retailer priceline.com, Inc. also added value to fund performance, benefiting from robust global demand and the continued shift of bookings to online and mobile channels.

The telecommunication services and information technology sectors further contributed to fund performance. Lack of exposure to Verizon Communications, Inc. was the greatest contributor to fund performance within telecommunication service.

In the information technology sector, the position in data analytics software maker Splunk, Inc. was the largest contributor to fund performance. Underexposure to poor-performing International Business Machines Corp. (IBM) also contributed to its performance. The structural shift towards new technology architectures is impacting legacy technology vendors such as IBM and the company missed its earnings forecast for the first time since 2005.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Detracting from fund performance at the sector level was energy, where holdings Laredo Petroleum, Inc. and FMC Technologies, Inc. traded lower on declining commodity prices.

Positioning within the health care sector also detracted from fund performance with pharmacy benefits manager Catamaran Corp. accounting for a large portion of the disappointment. Catamaran stock first lost ground in May 2013 following a modest revenue miss and uncertainty over its contract renewal with key customer Cigna Corp. (an agreement that was later signed). Shares subsequently rallied, hitting a 52-week high, but declined again in the third quarter of 2013 amid uncertainty over the impact of some larger employers unexpectedly shifting their employees to private health insurance exchanges. We at BlackRock exited the position during the reporting period.

While the overall information technology sector was a source of outperformance during the reporting period, select positions detracted. Underexposure to Microsoft Corp. had the greatest negative impact within the sector as the company’s stock rose nearly 30%. We underweighted the shares due to concerns around the company’s shrinking consumer PC and devices business. Other information technology detractors included Salesforce.com, Inc., LinkedIn Corp. and Equinix, Inc. Additionally, the more recent reversal in sector leadership had a negative impact on fund performance as investors took profits in last year’s winners (a number of which the fund holds), particularly in the technology and biotechnology segments, and previous laggards such as utilities outperformed.

Despite some mixed economic data in the first quarter of the reporting period, the larger trend for the U.S. remains one of gradual improvement and, in our view, should support economic and corporate earnings growth in 2014. Recent manufacturing and labor reports affirm that expectation and view. Historically, acceleration within the U.S. economy tends to be positive for growth stocks, as we saw in the second half of 2013. This bodes particularly well for companies with best-in-class business models, persistent advantages and long runways of untapped growth opportunities—precisely the businesses in which the fund invests. Notwithstanding the current volatility, we remain optimistic about the long-term outlook of the portfolio’s holdings coupled with the innovation and strong execution of the management teams.

Looking ahead, we believe the equity market will remain strong, but have a heightened focus on risk control as the world is less certain today than it was at the end of 2013. Incremental volatility, as seen recently, should yield attractive investment opportunities for businesses where the magnitude and duration of highly sustainable growth can be underestimated by the market. The more cautious backdrop should be a particular boon for active managers like us who take a longer-term view of our holdings. At present, we continue to find reasonable valuations for great companies with strong earnings potential, large addressable markets and dominant market positions that we believe can thrive irrespective of macro forces. Best-in-class business models continue to take share globally, and selective opportunities in the “Superior, Durable and Periodic Growth” areas remain. Amid the latest market choppiness, we are reviewing opportunities to both add to favorite fund holdings on weakness and acquire new names where valuation cases have considerably improved.

The fund continues to maintain a diversified mix of Durable and Superior Growth holdings, supplemented by a small number of Periodic Growth names. At the end of the reporting period, the fund’s largest overweight relative to the benchmark remained consumer discretionary driven by our favorable view on companies that continue to take share in the expanding growth of consumer wealth globally and, in particular, the rise of e-commerce. The most notable underweight continued to be consumer staples.

PL Large-Cap Value Fund (managed by ClearBridge Advisors, LLC)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Large-Cap Value Fund’s Class P returned 21.41%, compared to a 21.57% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year periods ended March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	21.41%	19.72%	6.57%
Russell 1000 Value Index	21.57%	21.75%	7.58%

(1)	ClearBridge Advisors, LLC assumed management of the fund on October 1, 2006. Salomon Brothers Asset Management Inc. an affiliate of ClearBridge, managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The ClearBridge large-capitalization value team utilizes an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place a heavy emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.

On an absolute basis, the fund had positive returns in all ten economic sectors in which it was invested during the reporting period. The greatest contributions to the fund’s performance return came from the financials, consumer discretionary and health care sectors. Relative to the benchmark, the fund’s overall sector allocation and security selection contributed to its performance for the reporting period. Underweight positions in the utilities and energy sectors positively impacted its relative performance for the reporting period. Furthermore, security selection within the financials and utilities sectors added to the fund’s relative performance. In terms of individual holdings, the leading contributors to fund performance included positions in DISH Network Corp., Wells Fargo & Co., JPMorgan Chase & Co., CVS Caremark Corp. and Time Warner Cable, Inc.

An underweight position in the health care sector and an overweight in the consumer staples sector detracted from relative fund performance for the reporting period. Additionally, security selection within information technology and industrials detracted from the fund’s performance. On an individual holding basis, the leading detractors from fund performance included positions in Philip Morris International, Inc., International Business Machines Corp., Twenty-First Century Fox, Inc., Target Corp. and Transocean Ltd.

During the reporting period, we opportunistically added to the fund’s existing holdings and established new fund positions in American Tower Corp. REIT, Citigroup, Inc., EMC Corp., Martin Marietta Materials, Inc., Nuance Communications, Inc., Twenty-First Century Fox, Inc. and Vodafone Group P.L.C. We also sold the fund’s full positions in Apache Corp., AT&T, Inc., CenturyLink, Inc., McDonald’s Corp., Transocean Ltd. and Twenty-First Century Fox, Inc. The proceeds were reinvested in areas where we believe there to be better risk-adjusted return opportunities.

We maintain our steadfast approach to manage the fund in a way that generates competitive risk- adjusted returns across a wide range of potential scenarios. Furthermore, we remain disciplined in our quest for high-quality durable cash flow- generative franchises that we feel comfortable owning for years to come.

PL Main Street Core Fund (managed by OppenheimerFunds, Inc.)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Main Street Core Fund’s Class P returned 22.84%, compared to a 21.86% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year	5 Years	Since Inception (9/30/05)
Fund’s Class P	22.84%	20.57%	6.45%
S&P 500 Index	21.86%	21.16%	7.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark primarily due to stronger relative stock selection in financials, stronger relative stock selection and an overweight position in health care, and an underweight position in utilities. The most material underperforming sectors for the fund were consumer staples and industrials due to weaker relative stock selection.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

During the reporting period, the top contributors to fund performance included Actavis P.L.C. (health care), JPMorgan Chase & Co. (financials), Facebook, Inc. (information technology), McGraw Hill Financial, Inc. (financials) and Apple, Inc. (information technology). Actavis develops and markets branded generic and over-the-counter products worldwide. After its management provided guidance for 2014, analysts raised earnings estimates and increased price targets—helping to propel the stock higher. We at Oppenheimer believe increased generic drug demand, combined with both revenue synergies and cost savings from the recent merger with Warner Chilcott P.L.C. have the potential to continue fueling above-average growth. Actavis also pre-announced their quarterly earnings in January 2013, stating that they would be above the range that they had forecasted which helped drive the stock higher. In the closing months of the reporting period, Actavis also announced plans to acquire Forest Laboratories, Inc.

JPMorgan Chase benefited fund performance as the ongoing, albeit modest, improvement in the economy—largely driven by the continued health of the housing sector, which led to lower foreclosures, increased credit quality, and rising demand for mortgages. Facebook’s stock rallied over the first half of the reporting period as its mobile business grew, helping to answer concerns over its ability to deliver advertising via mobile devices. McGraw Hill’s stock price primarily benefited from an expanding price-to-earnings multiple. Investors’ perceptions of the company’s financial risk—stemming from a plethora of legal cases related to allegations of misleading debt ratings prior to the financial crisis—began to subside with the announced settlement of a lawsuit led by Abu Dhabi Commercial Bank and King County in Washington State. Additionally, with the recent sale of its slower growing education business, we believe that the company’s expanded multiple now reflects the faster growth, higher cash generation, and more profitable remaining businesses, primarily in information services. Apple’s stock rallied over the reporting period due to the roll-out of the new iPad and continued growth of iPhone 5S sales. Additionally, the long-awaited deal to sell iPhones through China Mobile was announced.

The most significant detractors from performance included International Business Machines Corp. (IBM) (information technology), Philip Morris International, Inc. (consumer staples), The ADT Corp. (industrials), General Electric Co. (industrials) and Reckitt Benckiser Group P.L.C. (consumer staples). IBM reported disappointing revenues and earnings over the second half of 2013, due in part to delayed signings of new software and hardware bookings, and surprising weakness in revenue growth from emerging markets, particularly China. We exited our position. Cigarette company Philip Morris declined due in part to unfavorable currency impacts. The majority of the firm’s revenue is denominated in foreign currencies, so the strengthening of the U.S. dollar during the reporting period had a negative impact on the bottom line and fund performance. ADT provides products and services used for fire protection, access control, alarm monitoring, medical alert system monitoring, video surveillance, and intrusion detection. Shares of ADT declined, detracting from fund performance during the reporting period; we exited our position. General Electric’s fourth quarter of 2013 results were disappointing, partially due to restructuring disruptions and a wind blade quality problem. Consequently, full-year operating margins fell short of expectations—sending the stock lower as a result. Reckitt Benckiser is a manufacturer and marketer of branded products in household, health and personal care, which experienced declines over the first half of the reporting period. We exited our position during the reporting period.

At the end of the reporting period, the fund had its largest relative overweight positions in health care, industrials and financials, and was underweight all other sectors of the benchmark. Our approach remains consistent. We aim to construct an “all weather” fund by targeting companies we believe have sustainable competitive advantages; skilled management with a proven track record of executing effectively; and financial resources to generate improving profitability, gain market share, and/or return significant capital to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential in seeking to generate superior long-term performance.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Mid-Cap Equity Fund (managed by Scout Investments, Inc.)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Mid-Cap Equity Fund’s Class P returned 26.82%, compared to a 23.51% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year	5 Years	Since Inception (12/31/04)
Fund’s Class P	26.82%	21.80%	6.42%
Russell Midcap Index	23.51%	25.55%	9.31%

(1)	Scout Investments, Inc. began managing the fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. The fund’s strategy uses a combination of top-down and bottom-up analysis to select mid-capitalization stocks with four general characteristics: the quality of a company; an undervalued company relative to intrinsic value; having one or more catalysts to unlock value; and no excessive risk factors. We at Scout maintain a top-down process that relies on over 150 economic and sentiment indicators that we evaluate weekly searching for sectors and industries that may be experiencing tailwinds or headwinds to help guide fund construction.

Stock selection provided the fund’s outperformance of the benchmark for the reporting period, while sector allocation was a negative. Sector allocation was hurt by substantial cash drag during the year. While we strive to keep the cash balance low, our average during the reporting period created a substantial negative impact in a strong bull market. The fund’s overweight in the energy sector hurt fund performance, although the specific stocks within that sector did very well. An underweight in the utilities sector benefited the fund’s relative performance return, as that was the worst performing sector.

Stock selection was particularly strong within financials. The fund had a large exposure to several asset-sensitive financials, such as insurance companies Lincoln National Corp., The Hartford Financial Services Group, Inc., and Principal Financial Group, Inc.; and regional banks such as KeyCorp and Comerica, Inc. Thematically, we liked the insurance companies’ area of the market because they were generally levered to an improving domestic economy and had attractively priced assets, in several cases trading below tangible book value. Each also had company-specific drivers that we believed would help them outperform peers. The aforementioned insurance industry companies sold off modestly as the calendar year shifted to 2014 as returns of the equity markets flattened out and long-term interest rates trended lower, but the full year gains remained strong.

Outside of financials, Gulfport Energy Corp. was another strong contributor to the fund’s performance. Gulfport is an energy exploration and production company with acreage in the Utica Shale in Ohio, an emerging natural gas field. Gulfport shares appreciated as its well results produced strong production and rates of return. Gulfport‘s total cost to produce natural gas should be much lower than the current relatively low spot price. Going forward, Gulfport should benefit from increased production, reduced infrastructure bottlenecks, and decreased time to drill wells.

Another strong performer to the fund’s performance was TripAdvisor, Inc., the provider of online reviews for hotels and restaurants. During the reporting period, investors had been concerned that TripAdvisor’s transition to a metasearch model would hamper revenue growth, but underlying metrics continue to suggest that those fears were misplaced. Metasearch improves the user experience of the site, since it allows the consumer to price-shop and easily book a room. We believe any revenue headwinds from this business model transition to continue to abate in the second half of 2014, and we believe the long-term growth potential from this change is good.

Detracting from performance were Mortgage REITs, specifically CYS Investments, Inc. REIT, Hatteras Financial Corp. REIT, and American Capital Agency Corp. REIT. As levered bond funds, these holdings did poorly as interest rates started to rise. We felt they were

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

attractive holdings because of valuations below tangible book value and their ability to hedge changes in book value. Unfortunately, those hedges were not as effective as we had expected, and the stocks declined, detracting from fund performance, as book values responded inversely to interest rates. As the 10-year Treasury yield began moving back down entering 2014, American Capital Agency’s stock performance improved. We added to the fund’s biotechnology exposure in early 2014 which proved to be poorly timed. Our fundamental analysis of the currently approved and late-stage pipeline drugs for Pharmacyclics, Inc. and Isis Pharmaceutical, Inc.’s gave us confidence to buy the stocks, but biotechs and other high growth industries went quickly out of favor despite little change in company-specific fundamentals causing a negative impact on fund performance.

As we enter a new fiscal year, we continue to be moderately bullish, believing that the economy can maintain its measured growth. We believe that the slow tapering of the Fed’s quantitative easing (QE) program will not derail economic growth. The passage of a compromise budget bill in December has given us hope for smoother sailing in Washington relative to the experience of the past few years. We are watching the implementation of the Affordable Care Act, and the impacts it may have on both the health care and consumer sectors. We are tracking developments in Russia and Ukraine, but we think the situation is unlikely to spark a more significant geopolitical event or economic slowdown. China is always closely watched, and we expect growth to continue to moderate, although any major economic disruptions are not anticipated. The fund continues to be constructed with an eye towards company- and industry-specific drivers rather than large sector positions. We especially like companies that are able to execute accretive mergers, introduce new growth initiatives, and implement cost-cutting programs. At the industry level, we are focusing on those industries that are reaping the benefits of consolidation with strong pricing power.

PL Mid-Cap Growth Fund (managed by Ivy Investment Management Company)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Mid-Cap Growth Fund’s Class P returned 23.39%, compared to a 24.22% return for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year periods ended March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	23.39%	23.18%	10.16%
Russell Midcap Growth Index	24.22%	24.73%	9.47%

(1)	Ivy Investment Management Company began managing the fund on November 1, 2013, and some investment policies changed at that time. Other firms managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. From April 1, 2013 through October 31, 2013, the fund was managed by another firm. During the seven-month period that the fund was managed by a prior firm, the fund’s Class P underperformed the benchmark. Ivy Investment Management Company assumed management of the fund on November 1, 2013. During the five-month period ending March 31, 2014, the fund’s Class P underperformed the benchmark. The fund manager primarily emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain growth; stable and consistent revenue, earnings and cash flow; market potential and profit potential. Consistent with the strategy’s philosophy and process, the fund’s performance was driven by individual stock selection as opposed to sector bets (overweighting/underweighting the benchmark).

A large majority of the relative underperformance for the reporting period was a result of factors affecting individual stock selections. More specifically, Polypore International, Inc. and Expeditors International of Washington, Inc. underperformed within industrials while Ulta Salon Cosmetics & Fragrance, Inc., and LKQ Corp. underperformed within consumer discretionary. Expeditors lagged primarily due to a disappointing earnings announcement that occurred in late February 2014.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

There were areas of the fund where stock selections helped, such as financials led by Signature Bank and Northern Trust Corp. Both helped the fund outperform the benchmark in this category. Signature Bank was propelled by continued strong loan growth and the outlook for higher interest rates.

Stocks F5 Networks, Inc. and Trimble Navigation Ltd. helped the fund outperform the benchmark for the reporting period within information technology. F5 Networks reported improved results during the fourth quarter of the reporting period, showing improvements versus the trend line. An overweighting in this category also helped relative performance.

PL Small-Cap Growth Fund (managed by Fred Alger Management, Inc.)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Small-Cap Growth Fund’s Class P returned 19.90%, compared to a 27.19% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year periods ended March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	19.90%	22.07%	6.75%
Russell 2000 Growth Index	27.19%	25.24%	8.87%

(1)	Fred Alger Management, Inc. began managing the fund on July 1, 2007, and some investment policies changed at that time. Other firms managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. During the reporting period, the largest sector weightings in the fund were in the information technology and health care sectors. The largest sector overweight for the year was in consumer discretionary while the largest sector underweight was in health care. Favorable stock selection in the materials and industrials sectors was the most important contributor to fund performance. Information technology, health care and financials sectors detracted from the fund’s performance.

Insulet Corp. and Intercept Pharmaceuticals, Inc. were among the top contributors to the fund’s absolute performance. Insulet provides a disposable patch for diabetics to use for taking insulin. During the first quarter of 2014, the company announced strong unit sales growth, which we at Alger believed was a result of its product being highly effective at a time when new cases of diabetes were and are rapidly growing. The company is also planning to launch a new generation of its existing product. Intercept Pharmaceuticals is a biotechnology company that is developing treatments for a variety of liver disorders, also contributed to fund performance. Early in 2014, it announced favorable data from a trial of its treatment for non-alcoholic related steatohepatitis, which is a major type of liver cirrhosis in the U.S. Another contributor during the reporting period was Acuity Brands, Inc. The company designs, produces, and distributes outdoor lighting fixtures. Greater-than-anticipated adoption of LED lighting helped the company generate strong sales while cost controls helped drive incremental improvements in operating margins.

Cyan, Inc. and Ruckus Wireless, Inc. were among the top detractors to the fund’s absolute performance. Cyan is an integrated system and software company that provides mesh-based flexible wireless solutions for utility metering and lighting control. The shares detracted from fund performance because the company issued disappointing guidance due to sagging demand from an important customer and soft international growth. Disappointing results in China and a slower-than-anticipated increase in product orders, meanwhile, weakened the performance of Ruckus stock. The company provides technology for WIFI networks, including access points. Also detracting from fund performance was Tetra Tech, Inc. and Radware Ltd. Tetra Tech performs consulting, engineering and project management for water, alternative energy, and environmental initiatives. Tetra stock performed poorly after the company lowered its guidance, explaining that it was experiencing disappointing results in Canada because of budget deficits and weak spending. Radware also performed poorly during the reporting period. The company develops integrated networking solutions that allow enterprise and carrier customers to deliver

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

applications between data centers and remote locations. It announced disappointing business results due to weak spending by existing customers and potential customers in Europe and China.

Alger’s investment philosophy and process remains unchanged: a research intensive, bottom-up, fundamental approach focused on discovering the fastest growing companies undergoing “Positive Dynamic Change”. Our experienced research team continues to identify many small capitalization companies undergoing “Positive Dynamic Change” where our forward looking assessment of their fundamentals exceeded Wall Street’s consensus. We believe our philosophy of “Investing in Positive Dynamic Change” has never been more appropriate than today. While change is almost always unsettling for some investors, we believe that it generates opportunities to buy strong companies with superior potential for growth that are trading at attractive valuations. We continue to believe that research is the cornerstone of fund management, regardless of economic conditions, and that our proven and disciplined process for identifying companies experiencing “Positive Dynamic Change” will continue to produce superior long-term results.

PL Small-Cap Value Fund (managed by NFJ Investment Group LLC)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Small-Cap Value Fund’s Class P returned 18.13%, compared to a 22.65% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year	5 Years	Since Inception (6/29/07)
Fund’s Class P	18.13%	22.54%	6.76%
Russell 2000 Value Index	22.65%	23.33%	5.29%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at NFJ focus on investing in undervalued companies relative to the market across a broad range of industry groups. We normally invest significantly in securities of companies that the fund managers expect will generate income (for example, by paying dividends).

Selection in materials was beneficial to the fund’s performance, largely due to strength from Methanex Corp., a world leader in the supply, distribution and marketing of methanol, and global specialty chemicals and performance materials company Cabot Corp. Methanex grew fourth quarter 2013 profits and revenues year-over-year, boosted by higher methanol pricing and healthy demand. First quarter 2014 results for Cabot included double-digit year-over-year volume growth from its “Reinforcement Materials and Performance Materials” segments.

Selection in consumer discretionary detracted from fund performance during the reporting period, in part due to casino game maker International Game Technology. The company announced the reduction of 7% of its workforce and lowered its adjusted earnings forecast for the full year 2014. A second detractor from fund performance was The Buckle, Inc. (apparel retailer of brands including Diesel and Guess) which recently reported fiscal fourth quarter 2013 profits that declined 3.4%, with results negatively impacted by a dip in same-store sales, though online sales showed slight improvement.

An underweight in financials contributed to the fund’s absolute returns. After telecommunication services, utilities and materials, financials posted the fourth-weakest returns in benchmark during the reporting period.

An underweight in the information technology sector, the second strongest sector within the benchmark during the reporting period, detracted from the fund’s returns.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Real Estate Fund (managed by Morgan Stanley Investment Management Inc.)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Real Estate Fund’s Class P returned 5.61%, compared to a 21.86% return for its benchmarks, the broad-based S&P 500 Index and a 4.16% return for the FTSE NAREIT Equity REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmarks for the periods from inception through March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year	5 Years	Since Inception (12/31/04)
Fund’s Class P	5.61%	26.86%	6.85%
S&P 500 Index	21.86%	21.16%	7.04%
FTSE NAREIT Equity REITs Index	4.16%	28.20%	7.04%

(1)

Morgan Stanley Investment Inc. manages the fund and formerly did business in certain instances under the name Van Kampen, and managed the PL Real Estate Fund under the Van Kampen name from fund’s inception until May 31, 2010.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the broad-based S&P 500 Index and outperformed the sector-specific, FTSE NAREIT Equity REITs (FTSE NAREIT) Index. Both bottom-up stock selection and top-down sector allocation contributed to relative performance. From a bottom-up perspective, the fund achieved favorable relative stock selection in the mall, diversified, net lease, hotel, and central business district (CBD) office sectors, positively impacting fund performance. This was partially offset by stock selection in the health care and suburban office sectors, which detracted from fund performance. From a top-down perspective, the underweight to the health care sector, and the overweight to the CBD office, hotel, and apartment sectors contributed to the fund’s relative performance. This was partially offset by relative losses from the underweight to the storage sector, detracting from the fund’s performance.

REITs significantly trailed the broader equity markets, as measured by the S&P 500 Index during the first three quarters of the reporting period as investors generally remained cautious towards the REIT sector likely due to concerns about higher interest rates negatively impacting real estate asset values. However, REITs significantly outperformed the S&P 500 Index in the first quarter of 2014, reversing the trend from earlier in the period.

We, the fund managers at Morgan Stanley, have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. Our company-specific research leads us to an overweighting in the fund to a group of companies that are focused in the ownership of high-quality malls, apartments, upscale hotels, CBD office assets, and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of net lease, health care, suburban office, shopping center, specialty office, and industrial assets.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Emerging Markets Fund (managed by OppenheimerFunds, Inc.)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Emerging Markets Fund’s Class P returned 6.43%, compared to a -1.43% return for its benchmark, the MSCI Emerging Markets Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year		5 Years	Since Inception (9/30/05)
Fund’s Class P	6.43%		19.61%	10.25%
MSCI Emerging Markets Index (Net)	(1.43%	)	14.48%	7.36%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark primarily in information technology due to stronger relative stock selection and in consumer discretionary as a result of an overweight position and stronger relative stock selection. The most material detractors from fund performance were an overweight position in consumer staples and weaker relative stock selection in financials. On a country basis, relative to the benchmark, the fund’s strongest performers included stock selection in China and Russia, along with stock selection and an underweight position in Brazil. Detractors from fund performance included weaker relative stock selection and an underweight position in Taiwan, an underweight position in South Africa, and an overweight position in the U.K.

During the reporting period, the top individual contributors to fund performance included information technology stocks Baidu, Inc. (China), Tencent Holdings Ltd. (China) and NAVER Corp. (South Korea), consumer discretionary stocks Ctrip.com International Ltd. (China) and New Oriental Education & Technology Group, Inc. (China). Baidu is the leading internet search provider in China. The company continued to perform well during the reporting period as concerns about monetizing mobile faded. Tencent Holdings, a Chinese internet social networking company, has an online community nearly the size of Facebook, Inc.’s. Users can access Tencent offerings through desktop and mobile devices. This platform, with its extensive size and ease of access, enables Tencent to offer an increasing number of services. The company monetizes some of the services by selling accompanying ad space and by offering subscription services to users. The value inherent in Tencent’s network with its commanding market position is becoming clearer. NAVER is a Korean internet services company that was created when NHN Corp. spun-off its entertainment division (NHN Entertainment Corp.) and renamed its remaining internet search engine NAVER. NAVER provides internet search and online games, and the subsidiary NHN Entertainment offers the fast-growing “Line” messaging service and Japanese language versions of the online games. NAVER performed well during the reporting period and benefited from an increased number of subscribers. Ctrip.com International Ltd. is an online trip aggregator that produced positive fund performance results, which might have been an indication that competitive pressures in the sector were easing in China after several quarters of discount pricing and coupon issuance. New Oriental is a provider of private educational services in China. Shares of New Oriental rallied during the reporting period, and the company released strong financial results over the fourth quarter of 2013.

The most significant detractors from fund performance during the reporting period included Cencosud S.A. (consumer staples) (Chile), Tullow Oil P.L.C. (energy) (U.K.), Haci Omer Sabanci Holding A.S. (financials) (Turkey), Hang Lung Properties Ltd. (Financials) (Hong Kong) and Prada S.P.A. (consumer discretionary) (Italy). Cencosud, based in Chile, is Latin America’s third, largest retailer. Shares of Cencosud fell after Argentina, which accounts for a large portion of the company’s sales, devalued its currency. Tullow Oil is an Irish company listed in the U.K. that operates entirely in Africa and Latin America. The firm focuses on exploration, subsequently de-risking assets by bringing capital-providing partners into the production phase. The company has had a few recent exploration bumps but has a well above-average record of success. Haci Omer Sabanci Holding is the holding company of Sabanci Group, an industrial and financial conglomerate in Turkey. The company experienced volatility during the reporting period due in part to a weak Turkish lira. Hang Lung Properties develops and owns office space, shopping malls, apartment buildings, parking garages and other properties in Hong Kong and China. The company reported a decline in profit in 2013 as sales of investment properties fell. Prada is the luxury designer of leather

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

goods, handbags, clothing, and more. Prada’s stock experienced declines towards the end of the reporting period after reporting weakening sales growth and softening demand in Europe and Asia.

At the end of the reporting period, the fund had its most significant overweight positions relative to the benchmark in the consumer staples, consumer discretionary and health care sectors and was underweight all other sectors of the benchmark. On a country basis, the fund had its largest overweight positions in the U.K., India, Hong Kong, Italy and France, and its most significant underweights in South Korea, Taiwan and South Africa.

Emerging markets are heterogeneous as they vary greatly from each other in their relative dependence on exports, on commodity versus manufacturing or service exports, on their integration with global capital markets and their dependence on foreign capital flows, on the exchangeability of their currencies, and so on. Furthermore, within each of the emerging market economies, as within each of the developed ones, companies vary greatly. We at Oppenheimer believe in active management—by which we mean fundamental, bottom up, long-term stock picking—as the right approach to equity investing in all markets. We continue to seek businesses that we believe have strong and sustainable competitive advantage due to dominant positioning and high-entry barriers, low financial and operating leverage and capable managements.

PL International Large-Cap Fund (managed by MFS Investment Management)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL International Large-Cap Fund’s Class P returned 13.28%, compared to a 17.56% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year periods ended March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year	5 Years	10 Years
Fund’s Class P	13.28%	16.51%	7.61%
MSCI EAFE Index (Net)	17.56%	16.02%	6.53%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The MFS fund management team focuses on high-quality companies with sustainable above-average growth and returns, whose prospects are not reflected in their valuation.

Stock selection in the financial services sector was a primary detractor from the fund’s relative performance. This was mainly due to the fund’s overweight position in banking group Standard Chartered P.L.C. (U.K.), which significantly underperformed during the reporting period. An overweight position in financial services firm HSBC Holdings P.L.C. (U.K.) and owning shares of investment holding company Itau Unibanco Holding S.A. (Brazil), which was not a benchmark constituent, also weakened relative performance.

Stock selection and an overweight position in the consumer staples sector was also a negative factor to the fund’s performance led by the fund’s overweight positions in brewer Heineken N.V. (Netherlands) and wine and alcohol beverage producer Pernod Ricard S.A. (France). An underweight allocation to the utilities & communications sector, the strongest-performing sector in the benchmark over the reporting period, held back the fund’s relative returns. There were no individual securities within this sector that were among the fund’s top relative fund detractors.

Elsewhere, the fund’s overweight position in auto manufacturer Honda Motor Co. Ltd. (Japan) and not holding shares of strong-performing auto maker Daimler A.G. (Germany) detracted from its relative results. An overweight position in specialty chemicals manufacturer Shin-Etsu Chemical Co. Ltd. (Japan) and owning shares of microchip and electronics manufacturer Samsung Electronics Co. Ltd. (South Korea), which was not a benchmark constituent, also hampered fund relative performance as both stocks turned in weak performance relative to the benchmark.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The fund’s cash and/or cash equivalents position during the reporting period was another detractor from its relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Stock selection in both the special products & services and health care sectors bolstered fund relative returns. Within special products & services, an overweight position in human resources and employment services provider Randstad Holding N.V. (Netherlands) and holdings of Hays P.L.C. (U.K.), another recruitment agency which was not a benchmark constituent, contributed to the fund’s relative performance as both stocks significantly outperformed the benchmark. Travel services provider Amadeus IT Holding S.A. (Spain) also benefited the fund’s relative results. Within health care, holdings of pharmaceutical company Valeant Pharmaceuticals International, Inc. (Canada), which was not a benchmark constituent, and an overweight position in health care products maker Bayer A.G. (Germany) added to the fund’s relative value as both stocks significantly outperformed the broad market as defined by the fund’s benchmark.

Elsewhere, overweight positions in financial services firm ING Groep N.V. (Netherlands), optical glasses and eyeglasses maker Hoya Corp. (Japan), wiring devices and cable systems manufacturer Legrand S.A. (France) and advertising and marketing firm WPP P.L.C. (U.K.) benefited fund relative returns. Owning shares of automotive parts manufacturer Delphi Automotive P.L.C. (U.K.), which was not a benchmark constituent, also boosted its relative performance.

During the reporting period, the fund’s currency exposure, resulting primarily from differences between the fund and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to fund relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

PL International Value Fund (managed by J.P. Morgan Investment Management Inc.)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL International Value Fund’s Class P returned 16.15%, compared to a 17.56% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year periods ended March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	16.15%	13.71%	3.09%
MSCI EAFE Index (Net)	17.56%	16.02%	6.53%

(1)	J.P. Morgan Investment Management, Inc. began managing the fund on January 1, 2011, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at JPMorgan seek to add value to clients’ funds by capitalizing on mis-valuations that arise within and across the world’s equity markets. We do this by investing in undervalued securities, as identified by in-house valuation tools and research analysts. Our process is dominated by bottom-up stock selection. Our transparent and uniform investment philosophy drives all in-house research efforts and all investment decisions.

Stock selection in technology-hardware and energy had negative impacts on the fund’s excess returns. Stock selection in basic industries and insurance added value to the fund’s performance during the reporting period. Regionally, stock selection in Japan and an allocation to emerging markets detracted from fund performance. Stock selection in Continental Europe, along with an underweight allocation in the Pacific Rim, contributed to the fund’s performance.

At the stock level, Electrolux A.B., the Swedish maker of home appliances, had a difficult period as the company reported fourth quarter 2013 sales and earnings that fell short of Wall Street estimates and detracted from the fund’s performance. Earnings fell year-over-year in the fourth quarter 2013, dragged down by lackluster European demand and unfavorable currency movements, which undermined the

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

value of sales to Latin America and Asia Pacific. The company stated that during the reporting period, it was starting to see positive developments in Europe as the region emerged from recession. Meanwhile, driven by the continued recovery in U.S. housing, sales in North America continued to grow, even as the company itself cut costs and relocated production to lower-cost countries. The stock continues to look attractively valued.

On the upside, Cie de St-Gobain, the French building materials company, was a strong performer, benefiting fund performance. Recurring net income fell in 2013 (roughly in line with Wall Street estimates), but management was projecting a rebound for 2014 on the back of better demand and lower costs. During the reporting period, Cie de St-Gobain had begun reducing costs and selling units in order to compensate for a slump in European auto and construction activity. But now Europe is showing signs of recovering (although modestly) even as capacity reductions are alleviating pricing pressures.

PL Currency Strategies Fund (managed by UBS Global Asset Management (Americas) Inc.)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Currency Strategies Fund’s Class P returned -5.98%, compared to a 0.03% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year		Since Inception (12/7/12)
Fund’s Class P	(5.98%	)	(2.27%	)
Citigroup 1-Month U.S. T-Bill Index	0.03%		0.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. For the reporting period, derivatives, including non-deliverable forwards, had a negative impact on the fund’s performance. We at UBS retain high conviction in our positions against commodity-backed currencies where we see overvaluations and vulnerability to weaker commodity prices. Over the reporting period, commodity prices broadly fell, causing the Australian dollar, and Canadian dollar short positions to positively impact the fund’s performance. These short commodity currency positions were partially offset by long exposures to the commodity-backed Norwegian krone and South African rand, which negatively impacted fund performance.

We remain positive toward the U.S. dollar and believe that it will likely be supported by a strengthening domestic economy and continued tapering. The fund’s largest underweights remain in the New Zealand dollar and the Swiss franc. The New Zealand dollar has decoupled from the Australian dollar. The market is pricing-in a number of rate hikes by the Reserve Bank of New Zealand; however, we do not believe these are sufficient to justify the current level of the exchange rate. Further to this, New Zealand’s elevated terms of trade are likely to deteriorate as emerging market growth slows. Regarding our Swiss franc position, we anticipate flows into the Swiss franc to reverse as Swiss investors return to purchasing foreign assets as the eurozone continues to show signs of stabilization and as Swiss banks reduce the repatriation of assets, now that balance sheets are stronger. Additionally, we believe that the Swiss National Bank (SNB) will continue to maintain its lower limit (floor) of 1.20 for the Euro/Swiss Franc (EURCHF) exchange rate thus limiting the potential downside for this trade. The SNB intervenes in the currency market to ensure that the EURCHF remains above the 1.20 level. The fund’s short positions in both the New Zealand dollar and Swiss franc had a negative impact on its performance during the reporting period.

In emerging markets, the fund has selective, long positions in currencies, such as the Mexican peso, Polish zloty and Philippine peso. The fund was “risk on” emerging market (EM) currencies for most of the year which benefited the fund’s performance overall. However, recent stress in EM currencies caused us to review our EM positioning and assess whether anything had fundamentally changed to warrant adjusting the currency fund. We reviewed the real exchange rate (RER) history of EM currencies in proportion to their index weighting in the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) and the J.P. Morgan EMBI Global

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Diversified Index and found that the recent move in EM currencies has not made them particularly cheap on these metrics, so there could be a further sell off. That being said, there are some areas where we believe valuations are still strong.

The fund’s long Mexican peso position, which is attractive on a valuation basis and has an attractive level of inflation-adjusted interest rates relative to other currencies, was the primary contributor to the fund’s performance of the emerging market allocations. The long position in the Philippine peso was the major detractor from the fund’s performance within the emerging market allocations. A short position in the Chilean peso during the year was also a strong contributor to performance.

PL Global Absolute Return Fund (managed by Eaton Vance Management)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Global Absolute Return Fund’s Class P returned -2.80%, compared to a 0.07% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the periods from inception through March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014 (1)
	1 Year		Since Inception (12/7/12)
Fund’s Class P	(2.80%	)	(0.68%	)
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.07%		0.08%

(1)

Eaton Vance Investment Managers (“Eaton Vance”) assumed management of the fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance, managed the fund from the fund’s inception to July 31, 2013.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The fund invests in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposures to individual countries based on Eaton Vance’s view of the investment merits of a country. The fund normally invests in multiple countries and may have significant exposure to foreign currencies.

Performance results were mixed across the various global regions, with exposures in Western Europe, Asia, and the Dollar Bloc, which includes Australia, New Zealand and Canada, detracting most from relative performance. Contributing to relative performance results were the fund’s exposures in Eastern Europe and Sub-Saharan Africa, while results in Latin America and the Middle East and North Africa (MENA) were relatively flat.

In Western Europe, the fund’s short position in Spanish credit spreads implemented through credit default swaps negatively impacted returns as did a short position in the British pound expressed through options. Within Asia, long currency positions in the Indian rupee and Philippine peso weighed on performance. Elsewhere in Asia, the fund generated positive returns with gains on a short position in the Japanese yen as well as long positions in the Sri Lankan rupee and the Chinese yuan. In the Dollar Bloc, a long duration position in New Zealand, implemented as a hedge for long positions in emerging Asia, detracted from returns.

In Central and Eastern Europe, losses on a long currency position in Kazakhstan and a long position in the Czech koruna were more than offset by gains on a long currency position in the Serbian dinar versus the euro and long credit exposure in Slovenia. In Sub-Saharan Africa, a short position in the South African rand and a long position in the Nigerian naira were top contributors.

In Latin America, gains on a long interest rate position in Brazil and tactical, long and short positions in Venezuelan credit were offset by losses on a long Mexican peso and Uruguayan peso positions. In the MENA, a gain on a long currency positions in Israel was more than offset by losses on short credit positions in Lebanon and Qatar.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Precious Metals Fund (managed by Wells Capital Management Incorporated)

Q. How did the fund perform for the year ended March 31, 2014?

A. For the year ended March 31, 2014, the PL Precious Metals Fund’s Class P returned -29.98%, compared to a 21.86% return for its benchmarks, the S&P 500 Index and a -36.14% return for the FTSE Gold Mines Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmarks for the periods from inception through March 31, 2014. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2014
	1 Year		Since Inception (12/7/12)
Fund’s Class P	(29.98%	)	(34.35%	)
S&P 500 Index	21.86%		26.46%
FTSE Gold Mines Index	(36.14%	)	(37.35%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the broad-based S&P 500 Index and outperformed the sector-specific FTSE Gold Mines Index. The Wells Capital fund management team invests in equity companies involved in the exploration, development, mining, processing, or dealing of gold, precious metals, and minerals, which tend to have relatively high correlation to underlying commodity prices and relatively low correlation to the prices of other stocks and bonds. The team takes a disciplined approach to risk management through top-down analysis and bottom-up stock selection, while diversifying across market capitalizations, production profiles, and geographies, and focuses on a long-term investment horizon, looking for companies that have lower-than-average cost structures, are well managed, and are likely to improve their relative values over time.

The negative performance seen in both the fund and the FTSE Gold Mines Index was primarily the result of a 20% drop in the price of gold during the reporting period. Gold prices fell by 17% in early April 2013 when the Fed suggested that the tapering of quantitative easing (QE) was likely to begin before year end. After bottoming in late June 2013, the price of gold traded within a $250 per ounce range over the next nine months ending the reporting period 20% lower. Gold, which is seen as a store of value and appreciates on a weaker dollar or higher inflation expectations, declined in relation to improvement of the U.S. dollar and removal of inflationary fears associated with QE.

The fund benefited from its holdings in cash. The fund held approximately 9.50% of assets in cash on average throughout the reporting period, which outperformed precious metals equity holdings of the FTSE Gold Mines Index and added to the fund’s relative performance. Franco-Nevada Corp. and Royal Gold, Inc., which together comprised on average nearly 8% of the fund throughout the reporting period, were important contributors to its performance. Both Franco-Nevada and Royal Gold enhanced the fund’s performance from their collection of royalties in politically stable geographies, strong management teams and cash rich balance sheets.

In addition, silver development company Tahoe Resources, Inc. and gold producer Osisko Mining Corp. were both strong performers during the reporting period. Tahoe outperformed on news that it had received the final mining permit for its Escobal mine in Guatemala along with the company’s declaration of commercial production early in 2014. Osisko Mining shares rose as operations at its Malartic Mine continued to improve during the second half of 2013 and on news of a hostile takeover offer from Goldcorp, Inc. in January 2014.

Detour Goldcorp was the one of the most significant detractors from fund performance during the reporting period after the company announced during the second quarter of 2013 that additional capital would be required to finish commissioning of its Detour Lake gold mine. This also caused the company to cut production guidance for 2013. Perseus Mining Ltd. was also a detractor during the reporting period. The stock’s decline reflected the market’s disappointment in a revised mine plan that failed to deliver the expected benefits of lower costs and higher margins.

Underperformance relative to the S&P 500 Index was the result of the fund’s concentration in gold equities, most of which (with one exception—Newmont Mining Corp.) are not in the S&P 500 Index. As mentioned above, gold prices dropped during the reporting period, pressuring profits of gold companies lower and causing gold equities to decline. In contrast, the S&P 500 Index rose as stronger economic growth in the U.S. and rising corporate profits provided the catalyst to move stocks higher in 2013.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Relative to the S&P 500 Index, Newcrest Mining Ltd. was the most significant detractor to the fund’s relative performance during the reporting period. Newcrest Mining underperformed as declining profitability, high capital expenditures and rising debt levels caused investors to question the company’s ability to meet its debt obligations. Newmont Mining also detracted from relative performance during the year. The stock dropped as falling gold prices caused a contraction in margins and drop in profits.

PL Diversified Alternatives Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the period ended March 31, 2014?

A. The fund commenced operations on December 31, 2013. For the period from inception through March 31, 2014, the PL Diversified Alternatives Fund’s Class A (without sales charge) returned -0.10% compared to a 0.04% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmark for the period from inception through March 31, 2014. For comparison purposes, the performance of Class C and Advisor Class shares for the period from inception through March 31, 2014 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Period from Inception Through March 31, 2014
	Since Inception (12/31/13)
Fund’s Class A without sales charge	(0.10%	)
Fund’s Class A with maximum sales charge	(5.58%	)
Fund’s Class C without sales charge	(0.30%	)
Fund’s Class C with maximum sales charge	(1.30%	)
Fund’s Advisor Class without sales charge	(0.10%	)
Citigroup 1-Month U.S. T-Bill Index	0.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Diversified Alternatives Fund commenced operations on December 31, 2013. For the three-month period from inception through March 31, 2014, the fund’s Class A underperformed the Citigroup 1-Month U.S. T-Bill Index. The PL Diversified Alternatives Fund is primarily comprised of various non-traditional asset classes and investment strategies. Allocations during the period included precious metals equities, currencies, and global absolute return strategies. The fund also invested in inflation-protected bonds, floating rate loan, real estate, emerging markets equity and emerging markets debt strategies.

The fund’s allocation to PL Real Estate and PL Precious Metal Funds were among the top contributors to fund performance. REITs bounced back as dividend yielding securities performed relatively well over the three-month period. The PL Precious Metals Fund invests primarily in gold mining stocks, which tends to be sensitive to movements in gold prices. For the first quarter 2014, gold prices rebounded after plunging in 2013. On the other hand, the PL Currency Strategies Fund detracted from the fund’s performance, as its short position in the New Zealand dollar declined over the three-month period. The PL Emerging Markets Fund also detracted from performance over the three-month period.

See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Benchmark Definitions

Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years.

Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market-value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

FTSE Gold Mines Index represents an accurate reflection and comprehensive coverage of the global gold markets. The index includes all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of November 27, 2013, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 27, 2013, the MSCI Emerging Markets Index (Net) consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include reinvested dividends.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include reinvested dividends.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments

March 31, 2014

	Principal Amount	Value
SENIOR LOAN NOTES - 95.5%

Consumer Discretionary - 30.2%

99 Cents Only Stores Tranche B-2 4.500% due 01/11/19 §	$999,890	$1,009,134
Acosta Inc Term B 4.250% due 03/05/18 §	597,500	601,888
Advantage Sales & Marketing Inc (1st Lien) 4.250% due 12/18/17 §	829,665	834,332
Affinia Group Inc Tranche B-2 4.863% due 04/25/20 §	278,142	279,268
Allison Transmission Inc Term B-3 3.750% due 08/23/19 §	590,344	591,820
AMC Entertainment Inc 3.500% due 04/30/20 §	247,500	247,913
Answer Corp (1st Lien) 6.500% due 12/20/18 §	98,750	98,256
Ascend Learning LLC (1st Lien) 6.000% due 07/17/19 §	174,563	177,181
ASP HHI Acquisition Co Inc 5.000% due 10/05/18 §	891,751	898,811
Asurion LLC (2nd Lien) 8.500% due 03/03/21 §	125,000	129,349
Tranche B-1 5.000% due 05/24/19 §	1,043,760	1,047,602
Audio Visual Services Group Inc (1st Lien) 4.500% due 01/25/21 §	50,000	50,375
Aufinco Property Ltd Term B 4.000% due 05/29/20 §	49,625	49,703
Bally Technologies Term B 4.250% due 11/25/20 §	174,125	175,158
Bass Pro Group LLC 3.750% due 11/20/19 §	298,470	299,993
Brickman Group Ltd LLC (1st Lien) 4.000% due 12/18/20 §	99,750	100,088
Burger King Corp Tranche B 3.750% due 09/28/19 §	221,625	223,131
Caesars Entertainment Operating Co Inc Term B-6 5.489% due 01/28/18 §	229,033	216,579
CEC Entertainment Inc Term B 4.250% due 02/14/21 §	100,000	99,479
Cequel Communications LLC Term B 3.500% due 02/14/19 §	539,000	540,009
Charter Communications Operating LLC Term E 3.000% due 07/01/20 §	173,688	172,472
Term F 3.000% due 12/31/20 §	236,286	234,632
Chrysler Group LLC Term B 3.500% due 05/24/17 §	616,829	617,985
Tranche B 3.250% due 12/31/18 §	275,000	274,190
CityCenter Holdings LLC Term B (1st Lien) 5.000% due 10/16/20 §	99,750	100,696
Clear Channel Communications Inc Tranche B 3.803% due 01/29/16 §	6,401	6,331
Tranche D 6.903% due 01/30/19 §	367,529	360,477
Tranche E 7.653% due 07/30/19 §	118,204	118,277
Crown Media Holdings Inc Term B 4.000% due 07/14/18 §	381,221	382,174
Cumulus Media Holdings Inc 4.250% due 12/23/20 §	573,314	578,568

	Principal Amount	Value
David’s Bridal Inc 5.032% due 10/11/19 §	$74,063	$74,421
Education Management LLC Tranche C-2 4.250% due 06/01/16 §	489,171	430,470
Tranche C-3 8.250% due 03/30/18 §	293,502	285,725
Entravision Communications Corp Tranche B 3.500% due 05/31/20 §	96,833	95,784
Equinox Holdings Inc (1st Lien) 4.251% due 01/31/20 §	247,500	249,047
Extreme Reach Inc (1st Lien) 6.750% due 01/24/20 §	100,000	101,500
Federal-Mogul Corp Tranche B 2.098% due 12/27/14 §	549,240	547,696
Tranche C 2.098% due 12/28/15 §	322,364	321,458
Fender Musical Instruments Corp 5.750% due 04/03/19 §	44,625	44,917
General Nutrition Centers Inc Tranche B 3.250% due 03/02/18 §	1,121,497	1,118,512
Genpact Ltd 3.500% due 08/30/19 §	172,819	173,639
Getty Images Inc 4.750% due 10/18/19 §	567,813	545,988
Go Daddy Operating Co LLC Tranche B-3 4.000% due 12/17/18 §	513,231	515,541
Gray Television Inc 4.500% due 10/11/19 §	71,622	72,123
Harbor Freight Tools USA Inc 4.750% due 07/26/19 §	149,250	150,952
Hilton Worldwide 3.500% due 10/25/20 §	744,079	746,311
Hudson’s Bay Co Term B (1st Lien) 4.750% due 11/04/20 §	439,375	446,158
Information Resources Inc 4.750% due 09/30/20 §	99,500	100,122
Interactive Data Corp Term B 3.750% due 02/11/18 §	476,768	477,542
ION Media Networks 5.000% due 12/18/20 §	199,500	201,994
J Crew Group Inc Term B 4.000% due 03/05/21 §	400,000	399,688
Jo-Ann Stores Inc Term B 4.000% due 03/16/18 §	966,680	967,272
Kasima LLC 3.250% due 05/17/21 §	125,000	124,922
La Quinta Intermediate Holdings LLC due 02/28/21 µ	150,000	150,258
Landry’s Inc 4.000% due 04/30/18 §	445,133	448,527
Language Line LLC Tranche B 6.250% due 06/20/16 §	580,756	580,756
Las Vegas Sands LLC Term B 3.250% due 12/19/20 §	249,375	249,277
Laureate Education Inc 5.000% due 06/15/18 §	1,098,836	1,088,192
MCC Iowa LLC Tranche H 3.250% due 01/29/21 §	99,250	98,692
McGraw Hill Global Education Holdings LLC Term B 5.750% due 03/22/19 §	84,717	85,418
Media General Inc Term B 4.250% due 07/31/20 §	144,068	145,508
MGM Resorts International Term B 3.500% due 12/20/19 §	296,250	296,188
Michaels Stores Inc Term B 3.750% due 01/28/20 §	322,563	323,455

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Nine Entertainment Group Ltd Term B 3.250% due 02/05/20 §	$99,000	$98,629
Ollie’s Holdings Inc 5.253% due 09/28/19 §	246,876	248,728
OSI Restaurant Partners LLC 3.500% due 10/28/19 §	869,856	869,584
Pacific Industrial Services Finco Property Ltd Term B 5.000% due 09/24/18 §	149,250	151,582
Party City Holdings Term B 4.000% due 07/27/19 §	395,567	396,603
Petco Animal Supplies Inc 4.000% due 11/24/17 §	483,750	485,640
Pilot Travel Centers LLC Tranche B 3.750% due 03/30/18 §	406,639	409,093
4.250% due 08/07/19 §	147,750	148,720
Pinnacle Entertainment Inc Tranche B-2 3.750% due 08/13/20 §	124,063	124,586
Renaissance Learning Inc (1st Lien) 6.250% due 11/16/20 §	99,500	100,039
Rentpath Inc Term B 6.250% due 05/29/20 §	124,063	121,966
Sabre Holdings Term B 4.250% due 02/19/19 §	148,125	148,356
Scientific Games International Inc 4.250% due 10/18/20 §	473,813	475,046
Seaworld Parks & Entertainment Inc Term B-2 3.000% due 05/14/20 §	583,802	576,066
Serta Simmons Holdings LLC Term B 4.250% due 10/01/19 §	393,920	395,853
Six Flags Theme Parks Inc Term B 3.501% due 12/20/18 §	501,375	504,271
Spin Holdco Inc (1st Lien) 4.250% due 11/14/19 §	149,251	149,456
Springer Science Business Media Two GmbH Term B-2 5.000% due 08/14/20 §	149,250	149,623
SRAM LLC Term B 4.008% due 04/04/20 §	214,883	214,211
Standard Aero Ltd Term B-2 5.000% due 11/02/18 §	38,189	38,825
SurveyMonkey.com LLC 5.500% due 02/07/19 §	247,500	248,422
Tempur-Pedic International Inc Term B 3.500% due 03/18/20 §	186,883	186,899
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	925,000	930,192
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	548,625	551,411
The Servicemaster Co Tranche C 4.250% due 01/31/17 §	370,313	371,238
Tower Automotive Holdings USA LLC 4.000% due 04/23/20 §	549,626	549,626
Town Sports International LLC 4.500% due 11/15/20 §	149,625	148,222
Toys ‘R’ US Property Company I LLC 6.000% due 08/21/19 §	498,750	479,423
TWCC Holding Corp 3.500% due 02/13/17 §	712,010	700,440
(2nd Lien) 7.000% due 06/26/20 §	100,000	97,500
Univision Communications (1st Lien) 4.000% due 03/01/20 §	870,622	871,439
Veyance Technologies Inc 5.250% due 09/08/17 §	297,000	299,894
Virgin Media Investment Holdings Ltd Facility B 3.500% due 02/21/20 §	725,000	724,184
Visant Corp Tranche B 5.250% due 12/22/16 §	496,586	493,689

	Principal Amount	Value
VWR Funding Inc 3.403% due 04/03/17 §	$599,583	$601,956
Weight Watchers International Inc Tranche B-2 4.000% due 04/02/20 §	767,250	597,016
Wendy’s International Inc Term B 3.250% due 05/15/19 §	678,760	678,154
WMG Acquisition Corp Tranche B 3.750% due 07/01/20 §	124,375	123,967
WNA Holdings Inc 4.503% due 06/07/20 §	32,161	32,242
4.552% due 06/07/20 §	467,467	468,636

		37,135,351

Consumer Staples - 8.4%

AdvancePierre Foods Inc (1st Lien) 5.750% due 07/10/17 §	148,125	148,818
Albertson’s LLC Term B-1 4.250% due 03/21/16 §	45,047	45,362
Term B-2 4.750% due 03/21/19 §	79,266	79,960
Arysta LifeScience SPC LLC (1st Lien) 4.500% due 05/29/20 §	322,562	324,175
Blue Buffalo Co Ltd Term B-3 4.000% due 08/08/19 §	566,415	572,433
Clearwater Seafoods LP Term B 4.750% due 06/26/19 §	446,625	449,603
CSM Bakery Supplies LLC (1st Lien) 4.750% due 07/03/20 §	124,375	125,269
Darling International Inc Term B 3.250% due 01/06/21 §	100,000	100,218
Del Monte Foods 3.500% due 03/09/20 §	311,051	309,642
(1st Lien) 4.250% due 02/18/21 §	100,000	100,100
Diamond Foods Inc Term B 4.250% due 08/20/18 §	500,000	502,288
Dole Food Co Inc Tranche B 4.500% due 11/01/18 §	872,813	877,831
H. J. Heinz Company Term B-2 3.500% due 06/05/20 §	1,290,250	1,299,040
JBS USA LLC 3.750% due 05/27/18 §	861,507	864,177
3.750% due 09/18/20 §	199,000	198,781
NBTY Inc Term B-2 3.500% due 10/01/17 §	325,000	326,341
Pinnacle Foods Finance LLC Tranche G 3.250% due 04/29/20 §	470,250	468,696
Revlon Consumer Products Corp 4.000% due 08/30/19 §	149,625	150,093
Reynolds Group Holdings 4.000% due 12/01/18 §	987,525	992,386
Rite Aid Corp Tranche 7 3.500% due 02/21/20 §	248,125	248,203
Spectrum Brands Inc Term C 3.500% due 09/04/19 §	124,375	124,763
Supervalu Inc 4.500% due 03/21/19 §	712,247	714,306
The Sun Products Corp Tranche B 5.500% due 03/23/20 §	272,250	260,226
US Foods Inc 4.500% due 03/31/19 §	1,066,938	1,074,139

		10,356,850

Energy - 3.5%

Alpha Natural Resources Inc Term B 3.500% due 05/22/20 §	74,250	72,327
Arch Coal Inc 6.250% due 05/16/18 §	393,191	388,399

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Bronco Midstream Funding LLC 5.000% due 08/15/20 §	$217,257	$218,615
Chesapeake Finance 2 Ltd Tranche B 4.250% due 09/30/20 §	50,000	50,250
CITGO Petroleum Corp Term B 8.000% due 06/24/15 §	120,536	121,590
Energy Transfer Equity LP 3.250% due 12/02/19 §	150,000	149,864
Fieldwood Energy LLC 3.875% due 09/28/18 §	124,438	124,826
MEG Energy Corp Term B 3.750% due 03/31/20 §	765,218	770,001
Murray Energy Corp 5.250% due 12/05/19 §	175,000	176,812
Obsidian Natural Gas Trust 7.000% due 11/02/15 §	457,403	463,121
Ruby Western Pipeline Holdings LLC 3.500% due 03/27/20 §	45,874	45,888
Samson Investment Co Tranche 1 (2nd Lien) 5.000% due 09/25/18 §	100,000	101,038
Seadrill Partners 4.000% due 02/21/21 §	374,063	373,628
Sheridan Investment Partners II LP 4.250% due 12/11/20 §	11,651	11,749
4.250% due 12/16/20 §	4,345	4,382
Term A-2 4.250% due 12/11/20 §	83,754	84,461
Sheridan Investment Partners I LLC Tranche B-2 4.250% due 10/01/19 §	241,667	243,253
Sheridan Production Partners I-A Tranche B-2 4.250% due 10/01/19 §	32,023	32,233
Sheridan Production Partners I-M Tranche B-2 4.250% due 10/01/19 §	19,560	19,688
Tallgrass Operations LLC 4.250% due 11/13/18 §	697,223	704,195
Tervita Corp 6.250% due 05/15/18 §	198,000	197,093

		4,353,413

Financials - 6.9%

Alliant Holdings I LLC 4.250% due 12/20/19 §	243,940	245,233
Altisource Solutions SARL Term B due 12/09/20 µ	200,000	200,875
4.500% due 12/09/20 §	49,501	49,717
American Capital Ltd Term B 3.500% due 08/22/17 §	112,500	112,897
Amwins Group (1st Lien) 5.000% due 09/06/19 §	123,625	124,707
Armor Holding II LLC (1st Lien) 5.750% due 06/26/20 §	97,147	97,713
Cetera Financial Group Inc 6.500% due 08/07/19 §	98,750	99,738
Citco Funding LLC 4.250% due 06/29/18 §	535,630	537,974
Clipper Acquisitions Corp Term B 3.000% due 02/06/20 §	692,505	688,610
CNO Financial Group Inc Tranche B-2 3.750% due 09/28/18 §	115,900	116,334
Crown Castle Operating Company Tranche B-2 3.250% due 01/31/21 §	223,688	223,255
Cunningham Lindsey US Inc (1st Lien) 5.000% due 12/10/19 §	296,250	298,102
First Data Corp 4.155% due 03/23/18 §	523,620	525,629
Term B 4.155% due 09/24/18 §	200,000	200,771
Grosvenor Capital Management Holdings LP 3.750% due 01/04/21 §	149,625	149,251

	Principal Amount	Value
Guggenheim Partners Investment Management Holdings LLC 4.250% due 07/22/20 §	$99,500	$100,215
Harbourvest Partners LP 3.250% due 02/04/21 §	380,399	378,497
Home Loan Servicing Solutions Ltd 4.500% due 06/26/20 §	148,875	149,292
HUB International Ltd Term B 4.750% due 10/02/20 §	298,500	299,806
ION Trading Technologies SARL (1st Lien) 4.500% due 05/22/20 §	46,875	47,124
LPL Holdings Inc Tranche A 2.653% due 03/29/17 §	62,500	62,715
Tranche B 3.250% due 03/29/19 §	393,030	392,969
MCS AMS Sub-Holdings LLC 7.000% due 10/15/19 §	75,000	73,125
Nuveen Investments Inc Tranche B (1st Lien) 4.153% due 05/13/17 §	883,260	886,987
Ocwen Loan Servicing LLC 5.000% due 02/15/18 §	148,500	149,365
RCS Capital Corporation 1st Lien due 03/31/19 µ	150,000	151,078
Realogy Corp Term B 3.750% due 03/05/20 §	997,500	1,003,734
Serpering Investments Term B-1 due 01/15/22 µ	120,181	119,214
Term B-2 due 01/15/22 µ	77,447	76,824
Term B-3 due 01/15/22 µ	127,372	126,347
Shield Finance Co SARL Term B 5.000% due 01/29/21 §	100,000	100,750
Starwood Property Trust Inc 3.500% due 04/19/20 §	99,498	99,269
Trans Union LLC 4.250% due 02/10/19 §	24,871	24,957
USI Inc 4.250% due 12/27/19 §	271,573	272,931
Walker & Dunlop Inc 5.500% due 12/20/20 §	74,813	75,935
Walter Investment Management Corp Tranche B 4.750% due 12/18/20 §	281,952	280,763

		8,542,703

Health Care - 13.1%

Alere Inc Term B 4.250% due 06/30/17 §	780,000	785,850
Alliance HealthCare Services Inc 4.250% due 06/03/19 §	99,250	99,390
Amneal Pharmaceuticals Term B 5.753% due 11/01/19 §	74,625	75,278
Ardent Medical Services Inc (1st Lien) 6.750% due 03/21/18 §	692,487	695,950
Aveta Inc MSO 9.750% due 12/30/17 §	54,396	54,600
Biomet Inc Term B-2 3.662% due 07/25/17 §	1,259,764	1,262,826
CHS/Community Health Systems Inc Term D 4.250% due 01/27/21 §	1,485,252	1,499,635
Term E 3.469% due 01/25/17 §	173,645	175,069
DaVita Inc Tranche B-2 4.000% due 11/01/19 §	370,313	373,024
DJO Finance LLC Term B 4.750% due 09/15/17 §	356,977	358,874
Envision Healthcare Corp 4.000% due 05/25/18 §	452,502	453,562

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Gentiva Health Services Inc Term B 6.500% due 10/18/19 §	$174,563	$173,108
Grifols Worldwide Operations Ltd Tranche B due 03/07/21 µ	625,000	625,391
HCA Inc Tranche B-4 2.984% due 05/01/18 §	653,640	654,457
Hologic Inc Tranche B 3.250% due 08/01/19 §	179,967	179,854
Ikaria Acquisitions (1st Lien) 5.000% due 02/12/21 §	100,000	100,913
IMS Health Inc Term B 3.750% due 03/17/21 §	555,351	555,091
InVentiv Health Inc 7.500% due 08/04/16 §	263,957	264,836
JLL/Delta Dutch Newco BV 4.250% due 03/11/21 §	125,000	124,557
Kinetic Concepts Term E-1 4.000% due 05/04/18 §	764,161	767,365
Mallinckrodt International Finance SA Term B 3.500% due 03/19/21 §	200,000	200,359
MedAssets Inc Term B 4.000% due 12/13/19 §	45,313	45,548
MMM Holdings Inc 9.750% due 12/12/17 §	74,819	75,380
National Mentor Holdings Tranche B 4.750% due 01/31/21 §	50,000	50,427
Onex Carestream Finance LP (1st Lien) 5.000% due 06/07/19 §	303,416	306,884
Par Pharmaceutical Companies Inc Term B-2 4.000% due 09/30/19 §	222,882	223,518
Pharmaceutical Product Development Inc 4.000% due 12/05/18 §	987,500	991,615
PRA Holdings Tranche B-1 4.500% due 09/23/20 §	149,250	149,362
Quintiles Transnational Corp Term B-3 3.750% due 06/08/18 §	1,402,898	1,405,528
Radnet Management Inc Tranche B 4.253% due 10/10/18 §	197,501	197,347
Sage Products Inc (1st Lien) 4.250% due 12/13/19 §	208,026	208,980
Salix Pharmaceuticals Ltd 4.250% due 01/02/20 §	98,750	99,768
Steward Health Care System LLC 6.750% due 04/10/20 §	498,744	498,432
TriZetto Group Inc 4.750% due 05/02/18 §	488,693	487,960
Truven Health Analytics Inc Term B 4.500% due 05/31/19 §	197,008	195,530
Universal Health Services Inc Tranche B-1 2.405% due 11/15/16 §	368,682	371,157
Valeant Pharmaceuticals International Inc (Canada) Series C-2 Tranche B 3.750% due 12/11/19 §	295,500	296,978
Series D-2 Tranche B 3.750% due 02/13/19 §	491,269	493,725
Series E Tranche B 3.750% due 08/05/20 §	574,731	578,173

		16,156,301

Industrials - 9.7%

Accudyne Industries LLC 4.000% due 12/13/19 §	724,953	725,746
ADS Waste Holdings Tranche B-2 3.750% due 10/09/19 §	222,188	222,170
Allflex Holdings III Inc (1st Lien) 4.250% due 07/17/20 §	74,625	74,975
Alpha Topco Ltd Facility B 4.500% due 04/30/19 §	393,284	397,393

	Principal Amount	Value
American Builders & Contractors Supply Co Inc Term B 3.500% due 04/16/20 §	$124,375	$124,336
Ameriforge Group Inc (1st Lien) 5.000% due 12/19/19 §	123,815	124,744
Apex Tool Group LLC 4.500% due 01/31/20 §	439,779	436,481
Atlantic Aviation FBO Inc 3.250% due 06/01/20 §	74,500	74,500
Term B due 05/28/20 µ	25,000	25,000
BakerCorp International Inc Term B 4.250% due 02/11/20 §	495,009	496,453
Bombardier Recreational Products Inc Term B (Canada) 4.000% due 01/30/19 §	396,000	396,825
Ceridian Corp 4.404% due 05/09/17 §	145,297	146,168
CSC Holdings LLC Term B 2.653% due 04/17/20 §	347,375	343,874
DAE Aviation Holdings Inc Tranche B-1 5.000% due 11/02/18 §	84,240	85,644
Delos Finance SARL 3.500% due 03/06/21 §	325,000	325,638
Flying Fortress Inc 3.500% due 06/30/17 §	354,167	353,945
Gardner Denver Inc 4.250% due 07/30/20 §	199,000	199,162
Generac Power Systems Inc Term B 3.500% due 05/31/20 §	199,000	199,498
Grede LLC Term B 4.500% due 05/02/18 §	466,449	468,781
Husky Injection Molding Systems Ltd 4.250% due 06/30/18 §	446,719	448,673
IG Investments Holdings LLC Tranche B (1st Lien)
5.250% due 10/31/19 §	148,561	149,860
John Maneely Co 4.750% due 04/01/17 §	977,364	987,138
KAR Auction Services Inc Tranche B-2 3.500% due 03/11/21 §	310,880	310,488
Merrill Communications LLC 5.750% due 03/08/18 §	23,391	23,595
Metaldyne Corp LLC 4.250% due 12/18/18 §	717,548	721,360
Milacron LLC Term B 4.000% due 03/28/20 §	544,500	545,861
Monitronics International Inc Term B 4.250% due 03/23/18 §	172,133	172,510
Pelican Products Inc (1st Lien) 7.250% due 07/11/18 §	245,625	247,467
Rexnord LLC Term B 4.000% due 08/21/20 §	572,125	573,822
Schaeffler AG Facility C (Germany) 4.250% due 01/27/17 §	100,000	100,598
Sequa Corp 5.250% due 06/19/17 §	197,500	193,673
Southwire LLC Term B 3.250% due 02/10/21 §	50,000	49,996
Stena International 4.000% due 03/03/21 §	225,000	224,859
SumTotal Systems LLC (1st Lien) 6.250% due 11/16/18 §	140,017	139,492
Swift Transportation Co LLC Term B 2.905% due 12/21/16 §	331,505	333,784
Tranche B-2 4.000% due 12/21/17 §	163,205	164,918

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Tank Holding Corp Term 1 4.250% due 07/09/19 §	$132,507	$132,640
The Hertz Corp Tranche B-1 3.750% due 03/11/18 §	222,188	222,813
Transdigm Inc Term C 3.750% due 02/28/20 §	173,681	174,007
U.S. Security Associates Holdings Inc Term B 6.000% due 07/28/17 §	488,725	493,002
VAT Lux III SARL 4.750% due 02/11/21 §	50,000	50,469
West Corporation Term B-10 3.250% due 06/30/18 §	220,320	219,373

		11,901,731

Information Technology - 10.7%

Activision Blizzard Inc 3.250% due 10/12/20 §	360,188	360,693
Aeroflex Inc Tranche B-1 4.500% due 11/09/19 §	220,615	222,931
Applied Systems (1st Lien) 4.250% due 01/25/21 §	124,688	125,467
ARRIS Group Inc Term B 3.500% due 04/17/20 §	525,616	523,973
AVAST Software due 02/28/20 µ	125,000	124,792
CDW Corp 3.250% due 04/29/20 §	247,501	245,737
Commscope Inc Tranche 4 3.250% due 01/14/18 §	149,250	150,136
CompuCom Systems Inc 4.250% due 05/09/20 §	322,563	322,428
Dell Inc Term B 4.500% due 04/29/20 §	1,122,188	1,116,015
Dell International Term C 3.750% due 10/29/18 §	195,000	194,634
Eagle Parent Inc Term B 4.000% due 05/16/18 §	456,843	458,842
EIG Investors Corp (1st Lien) 5.000% due 11/09/19 §	296,634	299,137
Emdeon Business Services LLC Term B-2 3.750% due 11/02/18 §	566,569	567,690
Entegris (1st Lien) due 03/27/21 µ	75,000	75,000
Excelitas Tech Corp Term B 6.000% due 11/02/20 §	492,223	495,300
Expert Global Solutions Inc Term B (1st Lien) 8.500% due 04/03/18 §	263,902	258,294
Freescale Semiconductor Inc Tranche B-4 4.250% due 02/28/20 §	321,928	323,370
GXS Group Inc 3.250% due 01/16/21 §	124,688	125,064
Infor (US) Inc Term B-5 3.750% due 06/03/20 §	1,218,610	1,216,782
Kronos Inc due 10/30/19 µ	50,000	50,492
(1st Lien) 4.500% due 10/30/19 §	245,958	248,379
Micro Holding LP 6.250% due 03/18/19 §	123,750	124,601
Moneygram International 4.250% due 03/27/20 §	498,741	500,611
Novell Inc (1st Lien) 7.250% due 11/22/17 §	366,421	369,627
NXP BV Tranche D 3.750% due 01/11/20 §	248,750	248,284
Opal Acquisition Inc (1st Lien) 5.000% due 11/20/20 §	224,438	225,595

	Principal Amount	Value
Rocket Software Inc 5.750% due 02/19/18 §	$488,758	$489,980
Rovi Solutions Corp Tranche B-3 3.500% due 03/29/19 §	87,834	87,887
RP Crown Parent LLC (1st Lien) 6.000% due 12/21/18 §	842,944	841,758
SCS Holdings I Inc 7.000% due 12/07/18 §	407,292	414,419
Smart Technologies ULC Term B 10.500% due 01/31/18 §	24,063	25,506
Sophia LP Term B-1 4.000% due 07/19/18 §	138,895	139,199
Spansion LLC 3.750% due 12/19/19 §	123,354	123,817
SSI Investments II Ltd 5.000% due 05/26/17 §	443,836	445,870
SunGard Data Systems Inc Tranche C 3.907% due 02/28/17 §	100,092	100,570
Tranche E 4.000% due 03/08/20 §	610,184	612,472
Vertafore Inc 4.250% due 10/03/19 §	486,976	489,563
Wall Street Systems Delaware Inc (1st Lien) 5.750% due 10/25/19 §	148,125	149,236
Web.com Group Inc Term B 4.500% due 10/27/17 §	244,481	247,537

		13,141,688

Materials - 7.7%

Axalta Coating Systems Dutch Holding BBV Term B 4.000% due 02/01/20 §	347,375	348,306
AZ Chem US Inc 5.250% due 12/22/17 §	99,480	100,444
Berry Plastics Corp Term D 3.500% due 02/08/20 §	746,241	744,042
Term E 3.750% due 01/06/21 §	100,000	99,883
BWAY Holding Co 4.500% due 08/06/17 §	320,938	323,194
Essar Steel Algoma Inc (Canada) 9.250% due 09/20/14 §	242,500	243,447
Fairmount Minerals Ltd Tranche B-2 4.500% due 09/05/19 §	248,750	250,056
FMG Resources Property Ltd (Australia) 4.250% due 06/30/19 §	763,911	770,715
Huntsman International LLC due 10/11/20 µ	250,000	251,031
Ineos US Finance LLC Term B 3.750% due 05/04/18 §	1,055,907	1,052,167
MacDermid Inc Tranche B (1st Lien) 4.000% due 06/07/20 §	99,250	99,726
Neenah Foundry Co 6.750% due 04/26/17 §	68,348	68,348
Noranda Aluminum Term B 5.750% due 02/28/19 §	122,500	117,549
Novelis Inc 3.750% due 03/10/17 §	967,524	969,217
Oxea SARL Tranche B-2 (1st Lien) 4.250% due 01/15/20 §	74,813	75,187
PQ Corp 4.000% due 08/07/17 §	148,125	148,526
Quikrete Holdings Inc (1st Lien) 4.000% due 09/28/20 §	124,375	124,826
Sensata Technologies BV Term B 3.250% due 05/10/18 §	118,801	119,384
Tricorbraun Inc 4.000% due 05/03/18 §	479,114	481,360

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Tronox Inc Term B (Netherlands) 4.500% due 03/19/20 §	$1,215,813	$1,224,847
Unifrax Holding Co 4.250% due 11/28/18 §	493,263	496,467
United Central Industrial Supply Co LLC (1st Lien) 7.500% due 10/09/18 §	148,125	146,459
Univar Inc Term B 5.000% due 06/30/17 §	474,190	473,512
Walter Energy Inc Term B 7.250% due 04/02/18 §	707,503	685,570

		9,414,263

Telecommunication Services - 3.4%

Cellular South Inc Term B 3.250% due 05/23/20 §	49,500	49,438
Intelsat Jackson Holdings SA Term B-2 3.750% due 06/30/19 §	975,000	978,651
SBA Finance Communications Corp due 01/28/21 µ	100,000	99,813
Tranche B-1 3.250% due 03/24/21 §	100,000	99,813
Syniverse Holdings Inc Tranche B 4.000% due 04/23/19 §	121,190	121,544
Term B 4.000% due 04/23/19 §	239,957	240,556
Telesat Canada (Canada) Term B-2 3.500% due 03/28/19 §	515,852	516,658
TNS Inc (1st Lien) 5.000% due 02/14/20 §	47,222	47,596
UPC Financing Partnership Facility AH 3.250% due 06/30/21 §	1,000,000	999,375
Windstream Corp Tranche B-5 3.500% due 08/26/19 §	992,475	994,181

		4,147,625

Utilities - 1.9%

Calpine Construction Finance Co LP Term B-1 3.000% due 05/03/20 §	148,875	146,615
Calpine Corp Term B-1 4.000% due 04/01/18 §	1,018,500	1,023,381
Term B-2 4.000% due 04/01/18 §	97,250	97,716
Dynegy Inc Tranche B-2 4.000% due 04/23/20 §	122,154	122,786
EFS Cogen Holdings I LLC Term B 3.750% due 12/17/20 §	72,008	72,480
EquiPower Resources Holdings LLC Term C (1st Lien) 4.250% due 12/31/19 §	274,625	276,628
LSP Madison Funding LLC 5.500% due 06/28/19 §	135,667	136,175

	Principal Amount	Value
Raven Power Finance LLC 5.250% due 12/19/20 §	$199,500	$202,118
The AES Corp 3.750% due 06/01/18 §	301,646	303,238

		2,381,137

Total Senior Loan Notes (Cost $117,543,711)		117,531,062

	Shares
SHORT-TERM INVESTMENT - 5.6%

Money Market Fund - 5.6%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	6,950,119	6,950,119

Total Short-Term Investment (Cost $6,950,119)		6,950,119

TOTAL INVESTMENTS - 101.1% (Cost $124,493,830)		124,481,181

OTHER ASSETS & LIABILITIES, NET - (1.1%)		(1,365,250)

NET ASSETS - 100.0%		$123,115,931

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	30.2%
Health Care	13.1%
Information Technology	10.7%
Industrials	9.7%
Consumer Staples	8.4%
Materials	7.7%
Financials	6.9%
Short-Term Investment	5.6%
Energy	3.5%
Telecommunication Services	3.4%
Others (each less than 3.0%)	1.9%

	101.1%
Other Assets & Liabilities, Net	(1.1%	)

	100.0%

(b)	As of March 31, 2014, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were are follows (Unaudited):

BBB	5.6%
BB	44.1%
B	46.5%
CCC	1.2%
Not Rated	2.6%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Senior Loan Notes	$117,531,062	$—	$117,531,062	$—
	Short-Term Investment	6,950,119	6,950,119	—	—

	Total	$124,481,181	$6,950,119	$117,531,062	$—

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments

March 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 0.8%

Financials - 0.6%

Credit Agricole Home Loan SFH (France) 0.987% due 07/21/14 § ~	$400,000	$400,799
Intesa Sanpaolo SPA (Italy) 3.125% due 01/15/16	100,000	102,433
LBG Capital No.2 PLC (United Kingdom) 15.000% due 12/21/19	GBP 190,000	461,831

		965,063

Industrials - 0.2%

International Lease Finance Corp
6.500% due 09/01/14 ~	$100,000	102,500
6.750% due 09/01/16 ~	100,000	111,750
7.125% due 09/01/18 ~	200,000	233,500

		447,750

Total Corporate Bonds & Notes (Cost $1,364,266)		1,412,813

MORTGAGE-BACKED SECURITIES - 1.5%

Collateralized Mortgage Obligations - Commercial - 0.2%

JP Morgan Chase Commercial Mortgage Securities Trust 5.336% due 05/15/47 "	110,000	120,237
Morgan Stanley Capital I Trust 5.908% due 06/11/49 " §	98,477	109,923
Silenus European Loan Conduit Ltd (Ireland) 0.438% due 05/15/19 " §	EUR 138,112	187,893

		418,053

Collateralized Mortgage Obligations - Residential - 1.3%

Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/35 " §	$16,689	17,006
2.533% due 03/25/35 " §	14,757	14,989
2.560% due 03/25/35 " §	58,529	59,504
Citigroup Mortgage Loan Trust Inc
2.200% due 09/25/35 " §	27,189	27,195
2.290% due 09/25/35 " §	22,517	22,357
Countrywide Home Loan Mortgage Pass-Through Trust 2.363% due 01/19/34 " §	54,699	52,644
Fannie Mae
0.504% due 07/25/37 " §	201,383	201,269
0.534% due 07/25/37 " §	184,030	184,298
0.594% due 05/25/36 " §	172,206	172,822
0.599% due 02/25/37 " §	42,324	42,355
0.834% due 02/25/41 " §	334,065	336,621
GSR Mortgage Loan Trust 2.651% due 09/25/35 " §	49,017	49,623
JP Morgan Mortgage Trust 5.054% due 06/25/35 " §	133,945	135,786
Merrill Lynch Mortgage Investors Trust 2.146% due 12/25/34 " §	144,625	150,543
New York Mortgage Trust 2.676% due 05/25/36 " §	474,914	428,242
Reperforming Loan REMIC Trust 0.494% due 06/25/35 " § ~	18,680	16,876
Residential Accredit Loans Inc 0.334% due 06/25/46 " §	130,853	58,830
Structured Asset Mortgage Investments II Trust 0.364% due 05/25/46 " §	114,186	83,686
Wells Fargo Mortgage Backed Securities Trust 2.629% due 10/25/35 " §	322,433	325,979

		2,380,625

Total Mortgage-Backed Securities (Cost $2,615,864)		2,798,678

	Principal Amount	Value
ASSET-BACKED SECURITIES - 1.9%

Ares VIR Ltd CLO (Cayman) 0.462% due 03/12/18 " § ~	$47,602	$47,466
Freddie Mac Structured Pass-Through Securities 0.434% due 09/25/31 " §	1,919	1,792
Hillmark Funding CDO (Cayman) 0.484% due 05/21/21 " § ~	1,058,152	1,032,193
Park Place Securities Inc Pass-Through Certificates 1.174% due 12/25/34 " §	125,411	125,473
SLM Student Loan Trust
0.564% due 12/15/23 " §	EUR 1,401,582	1,907,060
0.574% due 09/15/21 " § ~	264,634	366,580
Wood Street II BV CLO (Netherlands) 0.666% due 03/29/21 " § ~	99,728	135,291

Total Asset-Backed Securities (Cost $3,532,441)		3,615,855

U.S. TREASURY OBLIGATIONS - 92.7%

U.S. Treasury Inflation Protected Securities - 92.5%

0.125% due 04/15/16 ^	$741,727	762,327
0.125% due 04/15/17 ^	1,853,550	1,907,346
0.125% due 04/15/18 ^	7,905,438	8,082,717
0.125% due 01/15/22 ^	15,655,556	15,351,008
0.125% due 07/15/22 ^	15,662,878	15,352,675
0.125% due 01/15/23 ^	9,322,176	9,026,486
0.375% due 07/15/23 ^	23,718,708	23,475,046
0.500% due 04/15/15 ^	4,424,966	4,517,961
0.625% due 07/15/21 ^	14,787,653	15,239,948
0.625% due 01/15/24 ^	2,305,497	2,314,862
0.625% due 02/15/43 ^	3,051,900	2,560,257
1.125% due 01/15/21 ^	213,838	227,153
1.250% due 07/15/20 ^	13,084,012	14,112,337
1.375% due 02/15/44 ^	3,010,680	3,078,186
1.625% due 01/15/15 ^	15,200,522	15,590,489
1.750% due 01/15/28 ^	5,135,578	5,694,873
1.875% due 07/15/15 ^	841,715	883,078
2.000% due 07/15/14 ^	2,109,377	2,144,808
2.000% due 01/15/16 ^	5,541,777	5,881,316
2.375% due 01/15/25 ^	124,081	146,270
2.375% due 01/15/27 ^	231,958	275,613
2.500% due 01/15/29 ^	6,100,472	7,413,977
2.625% due 07/15/17 ^	2,369,850	2,655,528
3.375% due 04/15/32 ^	197,652	273,416
3.875% due 04/15/29 ^	10,599,339	14,975,710

		171,943,387

U.S. Treasury Notes - 0.2%

0.750% due 06/15/14 ‡	299,000	299,438

Total U.S. Treasury Obligations (Cost $176,160,056)		172,242,825

FOREIGN GOVERNMENT BONDS & NOTES - 9.4%

Australia Government (Australia) 5.250% due 03/15/19	AUD 2,100,000	2,105,784
Bundesrepublik Deutschland Bundesobligation Inflation Linked (Germany) 0.750% due 04/15/18 ^	EUR 5,150,880	7,485,668
Italy Buoni Poliennali Del Tesoro (Italy)
1.700% due 09/15/18 ^	599,976	862,991
2.100% due 09/15/17 ^	459,832	670,930
2.100% due 09/15/21 ^	214,326	305,632
3.100% due 09/15/26 ^	104,897	157,104

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
4.750% due 09/15/16	EUR 100,000	$150,271
5.250% due 08/01/17	200,000	310,285
Mexican Bonos de Proteccion al Ahorro (Mexico) 3.560% due 01/30/20 ^ §	MXN 3,700,000	284,075
New South Wales Treasury Corp (Australia)
2.500% due 11/20/35 ^	AUD 200,000	218,886
2.750% due 11/20/25 ^	900,000	1,063,653
New Zealand Government (New Zealand) 2.000% due 09/20/25	NZD 600,000	496,464
Slovenia Government (Slovenia) 4.700% due 11/01/16 ~	EUR 300,000	449,526
Spain Government (Spain) 3.800% due 04/30/24	1,400,000	2,021,491
United Kingdom Gilt (United Kingdom) 1.750% due 09/07/22	GBP 100,000	156,146
United Kingdom Gilt Inflation Linked (United Kingdom) 2.500% due 07/26/16 ^ ~	100,000	564,201
Xunta de Galicia (Spain) 6.131% due 04/03/18	EUR 100,000	159,743

Total Foreign Government Bonds & Notes (Cost $17,152,337)		17,462,850

PURCHASED OPTIONS - 0.0%
(See Note (g) in Notes to Schedule of Investments) (Cost $86,445)		207

SHORT-TERM INVESTMENTS - 4.2%

U. S. Government Agency Issues - 2.1%

Federal Home Loan Bank
0.080% due 09/17/14	$100,000	99,981
0.090% due 09/15/14	400,000	399,926
0.097% due 09/19/14	2,500,000	2,499,525
0.100% due 10/24/14	800,000	799,771

		3,799,203

U.S. Treasury Bills - 1.6%

0.078% due 08/21/14 ‡	153,000	152,968
0.105% due 02/05/15 ‡	2,900,000	2,897,439

		3,050,407

	Shares
Money Market Fund - 0.5%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,007,302	1,007,302

Total Short-Term Investments (Cost $7,855,818)		7,856,912

TOTAL INVESTMENTS - 110.5% (Cost $208,767,227)		205,390,140

OTHER ASSETS & LIABILITIES, NET - (10.5%)		(19,625,622)

NET ASSETS - 100.0%		$185,764,518

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	92.7%
Foreign Government Bonds & Notes	9.4%
Short-Term Investments	4.2%
Others (each less than 3.0%)	4.2%

	110.5%
Other Assets & Liabilities, Net	(10.5%	)

	100.0%

(b)	As of March 31, 2014, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	6.1%
A-1 (Short-Term debt only)	3.3%
AA / U.S. Government and Agency Issues	86.5%
A	0.6%
BBB	2.8%
B	0.2%
CCC	0.1%
Not Rated	0.4%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	The average amount of borrowings by the fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2014 was $10,435,705 at a weighted average interest rate of 0.125%.

(e)	Open futures contracts outstanding as of March 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Depreciation
Eurodollar (12/15)	73	($2,077)
Eurodollar (06/16)	5	(3,497)
U.S. Treasury 5-Year Notes (06/14)	106	(97,009)

Total Futures Contracts		($102,583)

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2014

(f)	Forward foreign currency contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	4,044,000	USD	3,730,222	04/14	JPM	$20,196
BRL	314,129	USD	133,190	04/14	MSC	5,181
BRL	2,652,966	USD	1,106,392	04/14	UBS	62,221
BRL	1,395,774	USD	583,933	05/14	UBS	25,609
EUR	12,785,000	USD	17,613,895	04/14	RBS	(626)
EUR	1,719,000	USD	2,367,221	05/14	BRC	802
MXN	10,595,000	USD	801,225	05/14	CIT	7,531
USD	3,636,656	AUD	4,044,000	04/14	ANZ	(113,248)
USD	3,722,551	AUD	4,044,000	05/14	JPM	(19,634)
USD	665,250	BRL	1,571,321	04/14	BRC	(26,906)
USD	588,438	BRL	1,395,774	04/14	UBS	(26,391)
USD	94,592	CAD	105,000	06/14	CIT	(205)
USD	10,490,269	EUR	7,621,000	04/14	BRC	(8,810)
USD	5,159,021	EUR	3,715,000	04/14	GSC	41,047
USD	2,012,250	EUR	1,449,000	04/14	HSB	16,033
USD	17,612,988	EUR	12,785,000	05/14	RBS	903
USD	111,462	GBP	67,000	06/14	DUB	(175)
USD	1,092,436	GBP	652,000	06/14	GSC	6,056
USD	79,430	JPY	8,100,000	05/14	CIT	935
USD	709,598	MXN	9,460,000	05/14	CIT	(12,520)
USD	471,011	NZD	565,000	04/14	HSB	(19,245)
USD	488,456	NZD	565,000	05/14	DUB	—

Total Forward Foreign Currency Contracts						($41,246)

(g)	Purchased options outstanding as of March 31, 2014 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - OTC 30-Year Interest Rate Swap	Receive	3.875%	04/14/14	DUB	$1,700,000	$86,445	$207

Total Purchased Options						$86,445	$207

(h)	Transactions in written options for the year ended March 31, 2014 were as follows:

	Number of Contracts	Notional Amount in EUR	Notional Amount in $	Premium
Outstanding, March 31, 2013	4	6,100,000	29,100,000	$210,065
Call Options Written	38	11,400,000	88,750,000	169,693
Put Options Written	22	15,600,000	126,985,000	333,972
Call Options Closed	(7)	—	—	(2,181)
Put Options Closed	(5)	—	(4,300,000)	(30,828)
Call Options Expired	(9)	(2,000,000)	(101,400,000)	(126,695)
Put Options Expired	(19)	(26,900,000)	(105,600,000)	(318,340)

Outstanding, March 31, 2014	24	4,200,000	33,535,000	$235,686

(i)	Premiums received and value of written options outstanding as of March 31, 2014 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection (1)

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount (2)	Premium	Value (3)
Put - OTC iTraxx Europe 20 5Y Index	0.900%	06/18/14	CIT	EUR 1,500,000	$4,416	($854)
Put - OTC iTraxx Europe 20 5Y Index	0.900%	06/18/14	DUB	300,000	1,003	(171)
Put - OTC iTraxx Europe 20 5Y Index	0.900%	06/18/14	GSC	800,000	2,150	(455)
Put - OTC iTraxx Europe 20 5Y Index	0.900%	06/18/14	JPM	600,000	1,545	(341)
Put - OTC iTraxx Europe 20 5Y Index	0.900%	06/18/14	MSC	300,000	960	(171)
Put - OTC iTraxx Europe 20 5Y Index	1.000%	06/18/14	GSC	100,000	269	(69)
Put - OTC iTraxx Europe 20 5Y Index	1.100%	09/17/14	GSC	200,000	701	(287)
Put - OTC iTraxx Europe 20 5Y Index	1.100%	09/17/14	JPM	400,000	1,474	(575)

					$12,518	($2,923)

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2014

(1)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swaption agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swaption and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swaption less the recovery value of the referenced obligation or underlying investments comprising the referenced index. The fund is only obligated if the swaption is exercised.
(2)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swaption agreement.
(3)	The quoted market prices and resulting values for credit default swaption agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swaption agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swaption, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - OTC BRL versus USD	BRL 2.52	06/11/14	BRC	$2,661,000	$26,876	($10,016)
Call - OTC INR versus USD	INR 64.70	06/12/14	UBS	1,711,000	15,519	(8,765)
Call - OTC INR versus USD	64.90	06/19/14	BRC	413,000	3,780	(2,328)
Call - OTC INR versus USD	64.90	06/19/14	HSB	503,000	4,778	(2,834)
Call - OTC INR versus USD	64.00	06/26/14	HSB	424,200	4,072	(3,580)
Call - OTC INR versus USD	64.00	06/26/14	UBS	237,800	2,192	(2,007)

					57,217	(29,530)

Put - OTC JPY versus USD	JPY 100.00	06/05/14	CIT	685,000	4,628	(3,294)

					$61,845	($32,824)

Inflation Floor/Cap Options

Description	Strike Index	Exercise Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	$2,000,000	$17,720	($1,853)
Floor - OTC U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	300,000	3,870	(268)
Floor - OTC U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	10/13/20	DUB	700,000	6,860	(564)

						$28,450	($2,685)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- Party	Notional Amount	Premium	Value
Put - OTC 5-Year Interest Rate Swap	Pay	2.850%	04/14/14	DUB	$7,000,000	$84,000	($1)
Put - OTC 2-Year Interest Rate Swap	Pay	2.000%	03/16/15	GSC	16,900,000	34,082	(46,020)

						$118,082	($46,021)

Options on Futures Contracts

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Call - U.S. Treasury 5-Year Futures (06/14)	$120.00	05/23/14	CME	24	$14,791	($4,313)

Total Written Options					$235,686	($88,766)

(j)	Swap agreements outstanding as of March 31, 2014 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/14 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Italy Government	1.000%	03/20/19	DUB	1.283%	$1,900,000	($24,651)	($33,172)	$8,521
Russian Government	1.000%	03/20/19	HSB	2.107%	100,000	(5,068)	(8,422)	3,354
Spain Government	1.000%	03/20/19	HSB	1.002%	200,000	48	(1,509)	1,557
Brazilian Government	1.000%	03/20/19	MSC	1.627%	1,500,000	(43,825)	(76,076)	32,251
Spain Government	1.000%	03/20/19	MSC	1.002%	400,000	95	(2,456)	2,551
HSBC Bank PLC	1.000%	06/20/19	JPM	0.692%	1,300,000	20,481	16,141	4,340

						($52,920)	($105,494)	$52,574

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2014

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation
iTraxx Europe 21 5Y	1.000%	06/20/19	ICE	EUR 650,000	$11,002	$8,507	$2,495

					($41,918)	($96,987)	$55,069

(1)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation of underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Floating Rate Index	Counterparty/ Exchange	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BRL - CDI Compounded	JPM	Pay	7.900%	01/02/15	BRL 100,000	($1,159)	($357)	($802)
BRL - CDI Compounded	UBS	Pay	10.410%	01/02/15	700,000	(347)	415	(762)
U.S. CPI Urban Consumers NSA	DUB	Receive	1.800%	01/17/16	$3,400,000	(483)	(220)	(263)
BRL - CDI Compounded	UBS	Pay	8.150%	01/02/17	BRL 3,700,000	(139,940)	—	(139,940)
BRL - CDI Compounded	MSC	Pay	8.220%	01/02/17	4,700,000	(173,310)	(249)	(173,061)
BRL - CDI Compounded	GSC	Pay	8.300%	01/02/17	3,000,000	(106,103)	3,861	(109,964)
BRL - CDI Compounded	BRC	Pay	10.910%	01/02/17	200,000	(1,634)	243	(1,877)
BRL - CDI Compounded	DUB	Pay	10.910%	01/02/17	2,300,000	(18,794)	(1,301)	(17,493)
BRL - CDI Compounded	GSC	Pay	10.910%	01/02/17	3,700,000	(30,235)	(517)	(29,718)
BRL - CDI Compounded	MSC	Pay	10.910%	01/02/17	200,000	(1,634)	(93)	(1,541)
BRL - CDI Compounded	UBS	Pay	10.910%	01/02/17	3,500,000	(28,600)	4,190	(32,790)
U.S. CPI Urban Consumers NSA	DUB	Receive	1.935%	01/20/17	$1,300,000	(1,789)	—	(1,789)
U.S. CPI Urban Consumers NSA	GSC	Receive	2.415%	02/12/17	600,000	(16,481)	—	(16,481)
U.S. CPI Urban Consumers NSA	CIT	Receive	2.250%	07/15/17	4,100,000	(109,135)	984	(110,119)
U.S. CPI Urban Consumers NSA	DUB	Receive	2.250%	07/15/17	3,800,000	(101,150)	3,520	(104,670)
U.S. CPI Urban Consumers NSA	RBS	Receive	2.250%	07/15/17	2,600,000	(69,207)	(2,517)	(66,690)
U.S. CPI Urban Consumers NSA	BRC	Receive	2.085%	10/11/17	8,700,000	(71,284)	—	(71,284)
U.S. CPI Urban Consumers NSA	UBS	Receive	2.215%	01/17/19	800,000	(5,183)	—	(5,183)
6-Month AUD Bank Bill	BRC	Pay	4.000%	06/18/19	AUD 300,000	—	308	(308)
6-Month AUD Bank Bill	DUB	Pay	4.000%	06/18/19	400,000	—	489	(489)
France CPI Excluding Tobacco	CIT	Receive	2.150%	04/01/21	EUR 100,000	8,697	1,560	7,137
France CPI Excluding Tobacco	DUB	Receive	2.150%	04/01/21	400,000	34,788	7,362	27,426
France CPI Excluding Tobacco	GSC	Receive	2.150%	04/01/21	600,000	52,182	4,446	47,736
France CPI Excluding Tobacco	MSC	Receive	2.150%	04/01/21	900,000	78,272	(3,280)	81,552
France CPI Excluding Tobacco	BRC	Receive	1.950%	07/25/21	1,400,000	77,363	(9,502)	86,865
France CPI Excluding Tobacco	DUB	Receive	1.950%	07/25/21	1,500,000	82,889	3,802	79,087
U.S. CPI Urban Consumers NSA	DUB	Receive	2.500%	07/15/22	$2,000,000	(62,789)	29,720	(92,509)
France CPI Excluding Tobacco	DUB	Receive	1.950%	07/25/23	EUR 300,000	13,099	2,951	10,148
France CPI Excluding Tobacco	MSC	Receive	1.950%	07/25/23	300,000	13,100	3,320	9,780
France CPI Excluding Tobacco	RBS	Receive	1.950%	07/25/23	100,000	4,367	1,019	3,348
6-Month JPY LIBOR	CME	Receive	1.000%	09/18/23	JPY 330,000,000	(68,713)	(25,260)	(43,453)
France CPI Excluding Tobacco	CIT	Receive	2.108%	10/08/23	EUR 400,000	25,269	5,151	20,118
France CPI Excluding Tobacco	DUB	Receive	2.108%	10/08/23	500,000	31,586	6,287	25,299
6-Month EUR LIBOR	CME	Receive	2.000%	01/29/24	2,000,000	(67,342)	—	(67,342)
3-Month USD LIBOR	CME	Receive	2.750%	06/19/43	$3,900,000	566,208	714,754	(148,546)
3-Month USD LIBOR	CME	Receive	3.500%	12/18/43	800,000	(873)	30,358	(31,231)
6-Month EUR LIBOR	CME	Receive	2.750%	09/17/44	EUR 1,100,000	(82,386)	(57,746)	(24,640)

						($170,751)	$723,698	($894,449)

Total Swap Agreements						($212,669)	$626,711	($839,380)

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2014

(k)	As of March 31, 2014, investments with a total aggregate value of $523,343 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap contracts.

(l)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,412,813	$—	$1,412,813	$—
	Mortgage-Backed Securities	2,798,678	—	2,798,678	—
	Asset-Backed Securities	3,615,855	—	3,615,855	—
	U.S. Treasury Obligations	172,242,825	—	172,242,825	—
	Foreign Government Bonds & Notes	17,462,850	—	17,462,850	—
	Short-Term Investments	7,856,912	1,007,302	6,849,610	—
	Derivatives:
	Credit Contracts
	Swaps	31,626	—	31,626	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	186,514	—	186,514	—
	Interest Rate Contracts
	Purchased Options	207	—	207	—
	Swaps	987,820	—	987,820	—

	Total Interest Rate Contracts	988,027	—	988,027	—

	Total Assets - Derivatives	1,206,167	—	1,206,167	—

	Total Assets	206,596,100	1,007,302	205,588,798	—

Liabilities	Derivatives:
	Credit Contracts
	Written Options	(2,923)	—	(2,923)	—
	Swaps	(73,544)	—	(73,544)	—

	Total Credit Contracts	(76,467)	—	(76,467)	—

	Foreign Currency Contracts
	Written Options	(32,824)	—	(32,824)	—
	Forward Foreign Currency Contracts	(227,760)	—	(227,760)	—

	Total Foreign Currency Contracts	(260,584)	—	(260,584)	—

	Interest Rate Contracts
	Futures	(102,583)	(102,583)	—	—
	Written Options	(53,019)	(4,313)	(46,021)	(2,685)
	Swaps	(1,158,571)	—	(1,158,571)	—

	Total Interest Rate Contracts	(1,314,173)	(106,896)	(1,204,592)	(2,685)

	Total Liabilities - Derivatives	(1,651,224)	(106,896)	(1,541,643)	(2,685)

	Total Liabilities	(1,651,224)	(106,896)	(1,541,643)	(2,685)

	Total	$204,944,876	$900,406	$204,047,155	($2,685)

Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2014, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Sale-Buyback Financing Transactions	($20,568,887)	$—	($20,568,887)	$—

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments

March 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 13.1%

Consumer Discretionary - 0.1%

General Motors Co-Escrow Receipts 8.375% due 07/05/33 Ω +	EUR 200,000	$—
Viacom Inc 1.250% due 02/27/15	$800,000	805,011

		805,011

Consumer Staples - 0.1%

Reynolds American Inc 6.750% due 06/15/17	200,000	230,789

Energy - 1.1%

Colorado Interstate Gas Co LLC 6.800% due 11/15/15	200,000	219,805
Petrobras International Finance Co (Cayman) 5.875% due 03/01/18	400,000	428,816
Shell International Finance BV (Netherlands)
0.307% due 11/10/15 §	1,200,000	1,200,874
0.446% due 11/15/16 §	1,000,000	1,001,700
Statoil ASA (Norway) 0.697% due 11/08/18 §	3,200,000	3,222,528
Woodside Finance Ltd (Australia) 4.500% due 11/10/14 ~	100,000	102,299

		6,176,022

Financials - 10.5%

Ally Financial Inc
2.750% due 01/30/17	1,000,000	1,012,500
3.635% due 06/20/14 §	4,600,000	4,639,100
4.625% due 06/26/15	300,000	311,399
8.300% due 02/12/15	600,000	635,625
American International Group Inc
5.450% due 05/18/17	100,000	111,693
6.250% due 03/15/87	1,000,000	1,055,000
Banco Nacional de Desenvolvimento Economico e Social (Brazil) 4.125% due 09/15/17 ~	EUR 100,000	145,894
Banco Santander Brasil SA (Brazil) 4.250% due 01/14/16 ~	$300,000	312,375
Banco Santander Chile (Chile) 1.837% due 01/19/16 § ~	1,000,000	992,500
Bank of America Corp 4.500% due 04/01/15	4,800,000	4,981,306
Bank of Montreal (Canada) 2.850% due 06/09/15 ~	100,000	102,981
Banque PSA Finance SA (France) 2.143% due 04/04/14 § ~	600,000	600,750
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	3,800,000	4,127,750
CIT Group Inc 5.250% due 04/01/14 ~	100,000	100,000
Citigroup Inc
0.516% due 11/05/14 §	485,000	485,202
2.250% due 08/07/15	700,000	713,059
4.587% due 12/15/15	2,300,000	2,440,659
5.500% due 10/15/14	1,200,000	1,231,814
Credit Agricole Home Loan SFH (France) 0.987% due 07/21/14 § ~	1,400,000	1,402,797
Credit Suisse NY (Switzerland)
0.465% due 03/17/15 §	400,000	400,016
0.644% due 12/07/15 §	2,100,000	2,103,704
Daimler Finance North America LLC 0.842% due 01/09/15 § ~	2,000,000	2,007,740
Dexia Credit Local SA (France) 0.716% due 04/29/14 § ~	800,000	800,256

	Principal Amount	Value
Ford Motor Credit Co LLC
3.875% due 01/15/15	$1,692,000	$1,732,786
3.984% due 06/15/16	100,000	106,023
4.207% due 04/15/16	400,000	424,162
7.000% due 04/15/15	500,000	532,025
8.700% due 10/01/14	200,000	208,167
HBOS PLC (United Kingdom) 0.935% due 09/06/17 §	8,100,000	8,016,975
ICICI Bank Ltd (India)
4.750% due 11/25/16 ~	1,700,000	1,798,770
5.500% due 03/25/15 ~	600,000	621,181
JPMorgan Chase & Co 3.700% due 01/20/15	300,000	307,622
Lloyds Bank PLC (United Kingdom) 12.000% due 01/01/00 § ~ ±	1,000,000	1,370,912
National Australia Bank Ltd (Australia) 0.962% due 04/11/14 § ~	1,400,000	1,400,218
Nordea Eiendomskreditt AS (Norway) 0.660% due 04/07/15 § ~	900,000	900,050
RCI Banque SA (France) 2.112% due 04/11/14 § ~	1,300,000	1,300,419
Santander Issuances SAU (Spain) 7.300% due 07/27/19 §	GBP 3,000,000	5,139,806
SLM Corp
2.253% due 10/01/14 § ^	$100,000	98,923
6.250% due 01/25/16	100,000	107,875
SSIF Nevada LP 0.942% due 04/14/14 § ~	3,300,000	3,300,686
State Bank of India (India) 4.500% due 07/27/15 ~	1,000,000	1,035,857
Stone Street Trust 5.902% due 12/15/15 ~	700,000	753,510
Volkswagen International Finance NV (Netherlands) 0.857% due 04/01/14 § ~	995,000	995,000

		60,865,087

Health Care - 0.2%

AbbVie Inc 0.998% due 11/06/15 §	1,200,000	1,212,317

Industrials - 0.0%

International Lease Finance Corp 5.750% due 05/15/16	100,000	107,813

Materials - 0.3%

CSN Islands XI Corp (Cayman) 6.875% due 09/21/19 ~	700,000	735,000
Gerdau Holdings Inc 7.000% due 01/20/20 ~	300,000	334,500
GTL Trade Finance Inc (United Kingdom) 7.250% due 10/20/17 ~	600,000	680,250

		1,749,750

Telecommunication Services - 0.7%

Verizon Communications Inc 2.500% due 09/15/16	4,100,000	4,248,354

Utilities - 0.1%

Entergy Corp 3.625% due 09/15/15	500,000	517,734

Total Corporate Bonds & Notes (Cost $73,788,351)		75,912,877

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 35.9%

Collateralized Mortgage Obligations - Commercial - 0.7%

Bear Stearns Commercial Mortgage Securities Trust 5.700% due 06/11/50 "	$200,000	$224,745
Credit Suisse Commercial Mortgage Trust 5.467% due 09/15/39 "	835,928	907,026
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 " §	452,960	512,472
Merrill Lynch Floating Trust 0.692% due 07/09/21 " § ~	293,314	293,012
Morgan Stanley Capital I Trust 5.731% due 07/12/44 " §	1,472,109	1,599,099
Silenus European Loan Conduit Ltd (Ireland) 0.438% due 05/15/19 " § ~	EUR 17,264	23,487
Wachovia Bank Commercial Mortgage Trust 5.342% due 12/15/43 "	$600,000	658,018

		4,217,859

Collateralized Mortgage Obligations - Residential - 2.7%

Alternative Loan Trust 2.706% due 06/25/37 " §	346,265	285,616
Arran Residential Mortgages Funding PLC (United Kingdom) 1.688% due 05/16/47 " § ~	EUR 670,214	935,145
Banc of America Funding Trust 2.623% due 05/25/35 " §	$83,862	86,454
Banc of America Mortgage Trust 2.748% due 07/25/33 " §	45,170	46,049
BCAP LLC Trust 5.190% due 03/26/37 " § ~	88,915	83,874
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/35 " §	39,384	40,103
2.430% due 10/25/35 " §	285,097	280,785
2.533% due 03/25/35 " §	65,103	66,127
2.579% due 08/25/33 " §	106,904	109,660
2.686% due 01/25/35 " §	1,153,769	1,136,558
Bear Stearns Alt-A Trust
2.601% due 11/25/36 " §	86,422	60,831
2.674% due 05/25/35 " §	51,153	49,163
2.676% due 09/25/35 " §	61,541	54,647
Chase Mortgage Finance Trust 5.639% due 09/25/36 " §	203,212	186,027
Chevy Chase Funding LLC 0.404% due 08/25/35 " § ~	57,609	52,523
Citigroup Mortgage Loan Trust
2.290% due 09/25/35 " §	45,033	44,713
2.510% due 10/25/35 " §	84,868	84,088
Countrywide Home Loan Mortgage Pass-Through Trust 0.474% due 03/25/35 " §	27,231	24,208
Credit Suisse First Boston Mortgage Securities Corp
0.804% due 03/25/32 " § ~	30,596	28,986
6.000% due 11/25/35 " Ω	99,651	84,228
Downey Saving and Loan Association Mortgage Loan Trust 0.336% due 04/19/47 " § Ω	256,786	58,374
Fannie Mae
0.354% due 10/27/37 " §	3,400,000	3,391,866
0.464% due 04/25/37 " §	87,087	86,977
0.604% due 09/25/35 " §	207,428	208,011
1.625% due 11/25/23 " §	150,015	155,218
Freddie Mac
1.333% due 10/25/44 " §	38,920	39,276
1.532% due 07/25/44 " §	202,623	205,276
8.000% due 04/15/30 "	196,299	230,260

	Principal Amount	Value
Granite Master Issuer PLC (United Kingdom)
0.417% due 12/20/54 " §	$323,129	$320,447
0.454% due 12/20/54 " § ~	EUR 404,266	553,654
0.514% due 12/20/54 " § ~	650,296	890,510
Granite Mortgages PLC (United Kingdom)
0.682% due 01/20/44 " § ~	19,802	27,167
0.900% due 01/20/44 " § ~	GBP 20,039	33,309
0.903% due 09/20/44 " § ~	107,953	179,208
HarborView Mortgage Loan Trust
0.326% due 12/19/36 " § Ω	$507,239	344,723
0.346% due 01/19/38 " §	168,367	142,723
0.376% due 05/19/35 " §	30,859	27,041
JPMorgan Mortgage Trust
3.319% due 02/25/35 " §	14,223	14,720
5.219% due 07/25/35 " §	186,547	192,471
5.750% due 01/25/36 " Ω	36,637	34,341
Mellon Residential Funding Corp Mortgage Pass-Through Trust 0.635% due 06/15/30 " §	7,157	7,038
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/36 " §	41,617	38,043
2.145% due 11/25/35 " §	2,738,018	2,702,989
Morgan Stanley Mortgage Loan Trust 5.500% due 08/25/35 "	91,145	93,139
Reperforming Loan REMIC Trust 0.494% due 06/25/35 " § ~	93,399	84,378
Residential Accredit Loans Inc Trust
0.334% due 06/25/46 " §	87,235	39,220
6.000% due 06/25/36 " Ω	215,216	174,313
Residential Asset Securitization Trust 0.554% due 05/25/33 " §	5,355	5,315
Structured Asset Mortgage Investments II Trust 0.374% due 05/25/36 " §	188,392	141,881
Structured Asset Securities Corp Mortgage Pass-Through Certificates
2.459% due 08/25/32 " §	43,072	43,266
2.646% due 10/28/35 " § ~	38,812	36,735
Washington Mutual Mortgage
0.464% due 01/25/45 " §	22,962	22,280
0.474% due 01/25/45 " §	23,089	21,876
1.533% due 08/25/42 " §	3,865	3,676
2.034% due 02/27/34 " §	6,111	6,072
2.284% due 09/25/46 " §	83,387	79,412
4.686% due 02/25/37 " §	416,584	388,982
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 12/25/34 " §	72,634	74,499
2.614% due 03/25/36 " §	537,398	521,453
2.624% due 04/25/36 " § Ω	63,727	62,000

		15,421,924

Fannie Mae - 31.4%

1.329% due 10/01/44 " §	33,775	34,496
2.167% due 09/01/35 " §	156,097	166,599
2.310% due 08/01/22 "	500,000	480,768
2.362% due 12/01/35 " §	21,738	23,037
2.469% due 11/01/32 " §	117,881	125,186
2.485% due 11/01/34 " §	113,425	121,034
3.000% due 09/01/21 - 09/01/28 "	20,038,941	20,630,234
3.500% due 02/01/27 - 04/17/27 "	32,229,451	33,791,112
4.000% due 08/01/18 - 04/12/42 "	23,630,005	24,697,634
4.385% due 12/01/36 " §	12,900	13,731
4.500% due 07/01/18 - 04/13/41 "	41,589,196	44,386,257
5.000% due 02/01/25 - 08/01/40 "	26,689,313	29,129,668
5.500% due 12/01/20 - 12/01/39 "	17,499,449	19,315,805
6.000% due 09/01/22 - 05/01/41 "	8,221,337	9,166,643
6.500% due 03/01/17 "	14,619	15,465

		182,097,669

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Freddie Mac - 0.6%

2.015% due 09/01/35 " §	$21,214	$22,328
2.375% due 11/01/31 - 04/01/32 " §	25,475	27,022
2.459% due 06/01/35 " §	176,500	188,383
2.498% due 09/01/35 " §	105,720	112,643
4.500% due 09/01/41 "	413,279	441,589
5.500% due 03/01/23 - 05/01/40 "	2,307,119	2,536,562
6.000% due 12/01/22 - 03/01/23 "	59,815	66,311

		3,394,838

Government National Mortgage Association - 0.5%

5.000% due 10/15/38 - 04/15/39 "	2,429,692	2,661,451

Total Mortgage-Backed Securities (Cost $206,406,827)		207,793,741

ASSET-BACKED SECURITIES - 4.5%

Argent Securities Inc 0.974% due 02/25/34 " §	1,230,166	1,135,671
Asset Backed Funding Certificates Trust 0.854% due 06/25/34 " §	93,839	87,929
Bear Stearns Asset Backed Securities I Trust 0.354% due 12/25/36 " §	450,983	421,757
Bear Stearns Asset Backed Securities Trust 2.958% due 10/25/36 " §	125,504	123,069
CIT Mortgage Loan Trust 1.404% due 10/25/37 " § ~	2,063,339	2,061,773
Citibank Omni Master Trust 2.905% due 08/15/18 " § ~	3,200,000	3,231,387
Countrywide Asset-Backed Certificates
0.254% due 08/25/37 " §	2,104,199	2,082,623
0.504% due 05/25/46 " § ~	2,192,016	2,074,796
FFMLT Trust 0.644% due 09/25/35 " §	5,200,000	4,727,928
Halcyon Structured Asset Management Ltd CLO (Cayman) 0.461% due 08/07/21 " § ~	1,479,785	1,469,313
Hillmark Funding CDO (Cayman) 0.484% due 05/21/21 " § ~	1,058,152	1,032,193
HSBC Home Equity Loan Trust 0.307% due 03/20/36 " §	329,325	323,388
Long Beach Mortgage Loan Trust 0.714% due 10/25/34 " §	18,554	16,933
Mastr Asset Backed Securities Trust 0.454% due 01/25/36 " §	6,200,000	5,578,710
Park Place Securities Inc 0.414% due 09/25/35 " §	138,718	136,904
Securitized Asset-Backed Receivables LLC Trust 0.284% due 05/25/37 " § Ω	119,099	78,583
Structured Asset Investment Loan Trust 0.644% due 08/25/35 " §	1,200,000	1,057,467
United States Small Business Administration 4.754% due 08/10/14 "	14,378	14,527
Wood Street BV CLO (Netherlands) 0.544% due 11/22/21 " § ~	EUR 295,853	402,569

Total Asset-Backed Securities (Cost $25,235,603)		26,057,520

U.S. GOVERNMENT AGENCY ISSUES - 9.0%

Fannie Mae
0.875% due 08/28/17	$4,400,000	4,362,442
0.875% due 12/20/17	400,000	393,710
0.875% due 02/08/18	1,000,000	979,949
0.875% due 05/21/18	200,000	194,822
1.125% due 04/27/17	1,800,000	1,810,510
1.250% due 01/30/17	4,200,000	4,249,841

	Principal Amount	Value
1.875% due 09/18/18	$100,000	$101,117
5.000% due 02/13/17	900,000	1,005,200
5.000% due 05/11/17	1,800,000	2,019,548
5.375% due 06/12/17	3,500,000	3,967,121
Freddie Mac
0.875% due 03/07/18	300,000	294,195
1.000% due 03/08/17	3,000,000	3,009,993
1.000% due 06/29/17	13,200,000	13,164,835
1.000% due 07/28/17	7,300,000	7,274,421
1.000% due 09/29/17	6,300,000	6,255,869
1.250% due 05/12/17	700,000	706,073
3.750% due 03/27/19	1,200,000	1,310,795
5.500% due 08/23/17	900,000	1,029,756

Total U.S. Government Agency Issues (Cost $52,235,498)		52,130,197

U.S. TREASURY OBLIGATIONS - 41.2%

U.S. Treasury Inflation Protected Securities - 5.9%

0.125% due 04/15/17 ^ ‡	926,775	953,673
0.125% due 04/15/18 ^ ‡	202,360	207,182
0.125% due 01/15/22 ^	206,674	202,654
0.125% due 07/15/22 ^	2,237,554	2,193,239
0.625% due 07/15/21 ^	4,254,693	4,384,827
1.125% due 01/15/21 ^	3,314,489	3,520,869
1.250% due 07/15/20 ^	750,722	809,724
1.375% due 01/15/20 ^	324,474	351,015
1.750% due 01/15/28 ^	3,572,576	3,961,651
2.000% due 01/15/26 ^	2,946,025	3,358,698
2.375% due 01/15/25 ^	4,839,159	5,704,536
2.375% due 01/15/27 ^	6,146,887	7,303,750
3.625% due 04/15/28 ^	723,035	983,977

		33,935,795

U.S. Treasury Notes - 35.3%

0.095% due 01/31/16 § ‡	11,600,000	11,593,968
0.500% due 07/31/17	900,000	882,985
0.625% due 10/15/16	2,400,000	2,396,532
0.625% due 11/15/16	3,100,000	3,091,887
0.625% due 12/15/16	21,600,000	21,521,527
0.625% due 02/15/17	11,400,000	11,329,195
0.625% due 05/31/17	3,100,000	3,064,883
0.625% due 08/31/17	900,000	884,988
0.750% due 01/15/17	24,000,000	23,970,000
0.750% due 03/15/17	15,100,000	15,046,320
0.750% due 12/31/17	700,000	686,574
0.750% due 02/28/18	6,300,000	6,157,513
0.750% due 03/31/18	15,600,000	15,219,142
0.875% due 09/15/16	1,000,000	1,005,742
0.875% due 01/31/17	18,800,000	18,827,899
0.875% due 02/28/17	2,000,000	2,000,782
0.875% due 04/30/17	3,800,000	3,792,430
1.000% due 03/31/17	400,000	401,109
1.000% due 05/31/18	10,000,000	9,820,700
1.250% due 11/30/18	7,100,000	6,978,526
1.500% due 07/31/16	700,000	714,984
1.500% due 08/31/18 ‡	11,100,000	11,082,218
1.500% due 01/31/19	7,900,000	7,833,656
1.500% due 02/28/19	10,000,000	9,903,910
1.625% due 03/31/19	15,900,000	15,824,841
3.000% due 02/28/17	200,000	212,305
3.125% due 01/31/17	100,000	106,469
3.250% due 03/31/17	500,000	534,922

		204,886,007

Total U.S. Treasury Obligations (Cost $241,233,502)		238,821,802

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 8.2%

Autonomous Community of Valencia Spain (Spain) 4.375% due 07/16/15	EUR 100,000	$143,045
Italy Buoni Poliennali del Tesoro (Italy)
2.250% due 05/15/16	1,000,000	1,417,499
2.750% due 12/01/15	1,800,000	2,564,790
3.000% due 06/15/15	2,100,000	2,975,313
3.000% due 11/01/15	2,100,000	2,997,083
3.750% due 08/01/15	2,000,000	2,866,563
3.750% due 04/15/16	1,800,000	2,630,926
3.750% due 08/01/16	3,900,000	5,720,498
4.500% due 07/15/15	4,400,000	6,359,078
4.750% due 09/15/16	200,000	300,543
Italy Certificati di Credito del Tesoro (Italy)
0.942% due 12/31/15	300,000	407,658
1.738% due 06/30/15	1,700,000	2,322,766
Province of Ontario (Canada)
1.650% due 09/27/19	$200,000	194,135
3.000% due 07/16/18	100,000	105,177
3.150% due 06/02/22	CAD 1,600,000	1,460,320
5.500% due 06/02/18	100,000	103,052
Province of Quebec (Canada)
3.500% due 07/29/20	$600,000	631,777
4.250% due 12/01/21	CAD 900,000	886,909
Spain Government (Spain)
3.150% due 01/31/16	EUR 2,000,000	2,878,378
3.250% due 04/30/16	200,000	289,446
3.300% due 07/30/16	4,200,000	6,106,933
3.750% due 10/31/15	1,600,000	2,310,607
4.000% due 07/30/15	1,400,000	2,014,162

Total Foreign Government Bonds & Notes (Cost $47,541,937)		47,686,658

MUNICIPAL BONDS - 2.6%

American Municipal Power Inc OH ‘B’ 8.084% due 02/15/50	$1,000,000	1,434,450
Buckeye Tobacco Settlement Financing Authority OH ‘A2’ 5.875% due 06/01/47	800,000	646,552
City of North Las Vegas NV 6.572% due 06/01/40	900,000	695,457
County of Clark Airport System Revenue NV ‘C’ 6.820% due 07/01/45	200,000	263,534
Los Angeles Unified School District CA ‘A1’ 4.500% due 01/01/28	400,000	429,296
New Jersey Economic Development Authority ‘B’ 5.380% due 02/15/19	4,100,000	3,538,382
North Carolina Turnpike Authority ‘B’ 6.700% due 01/01/39	100,000	108,962
Southern California Public Power Authority 5.943% due 07/01/40	1,600,000	1,801,312
State of California
7.500% due 04/01/34	100,000	134,980
7.600% due 11/01/40	1,400,000	1,971,606
Tobacco Settlement Finance Authority of WV ‘A’ 7.467% due 06/01/47	800,000	636,536
University of Arizona 6.423% due 08/01/35	2,700,000	2,979,045
University of California 6.270% due 05/15/31	500,000	554,095

Total Municipal Bonds (Cost $13,806,881)		15,194,207

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 6.9%

U. S. Government Agency Issues - 5.6%

Fannie Mae 0.090% due 06/16/14	$10,400,000	$10,399,563
Federal Home Loan Bank 0.060% due 06/02/14	4,200,000	4,199,857
0.085% due 05/07/14	13,600,000	13,599,595
0.095% due 04/09/14	4,300,000	4,299,909

		32,498,924

Repurchase Agreements - 1.0%

Barclays PLC 0.060% due 04/02/14 (Dated 03/31/14, repurchase price of $3,400,011; collateralized by a U.S. Treasury Inflation Protected Bond: 1.750% due 01/15/28 and value $3,469,060)	3,400,000	3,400,000
Barclays PLC 0.070% due 04/01/14 (Dated 03/28/14, repurchase price of $2,200,004; collateralized by a U.S. Treasury Inflation Protected Bond: 1.750% due 01/15/28 and value $2,242,871)	2,200,000	2,200,000

		5,600,000

	Shares

Money Market Fund - 0.3%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,054,821	2,054,821

Total Short-Term Investments (Cost $40,151,164)		40,153,745

TOTAL INVESTMENTS - 121.4% (Cost $700,399,763)		703,750,747

OTHER ASSETS & LIABILITIES, NET - (21.4%)		(123,997,795)

NET ASSETS - 100.0%		$579,752,952

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	41.2%
Mortgage-Backed Securities	35.9%
Corporate Bonds & Notes	13.1%
U.S. Government Agency Issues	9.0%
Foreign Government Bonds & Notes	8.2%
Short-Term Investments	6.9%
Asset-Backed Securities	4.5%
Others (each less than 3.0%)	2.6%

	121.4%
Other Assets & Liabilities, Net	(21.4%	)

	100.0%

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2014

(b)	As of March 31, 2014, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	0.9%
A-1 (Short-Term debt only)	5.4%
AA / U.S. Government and Agency Issues	70.4%
A	5.8%
BBB	10.7%
BB	2.0%
B	1.6%
CCC	1.2%
CC	0.1%
D	0.1%
Not Rated	1.8%

100.0%

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	Investments with a total aggregate value of $836,562 or 0.1% of the net assets were in default as of March 31, 2014.
(e)	Open futures contracts outstanding as of March 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euribor (03/15)	16	$2,234
Euribor (06/15)	16	3,784
Euribor (09/15)	16	5,403
Euribor (12/15)	16	(125)
Eurodollar (03/15)	13	3,716
Eurodollar (06/15)	432	(52,954)
Eurodollar (09/15)	461	4,914
Eurodollar (12/15)	1,041	(413,258)
Eurodollar (03/16)	314	(167,276)
Eurodollar (06/16)	53	(35,841)
Eurodollar (09/16)	27	(31,120)
U.S. Treasury 5-Year Notes (06/14)	487	(369,478)
U.S. Treasury 10-Year Notes (06/14)	89	(38,975)

Total Futures Contracts		($1,088,976)

(f)	The average amount of borrowings by the fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2014 was $747,023 at a weighted average interest rate of 0.042%.

(g)	Forward foreign currency contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
EUR	34,351,000	USD	47,325,373	04/14	RBS	($1,682)
GBP	1,024,000	USD	1,698,509	06/14	BRC	7,707
MXN	10,704,400	USD	800,000	05/14	DUB	17,108
MXN	17,394,130	USD	1,300,000	05/14	HSB	27,760
USD	2,610,740	CAD	2,898,000	06/14	CIT	(5,792)
USD	14,936,947	EUR	10,857,000	04/14	BRC	(20,211)
USD	16,126,701	EUR	11,625,000	04/14	BRC	111,507
USD	126,735	EUR	100,000	04/14	CIT	(11,030)
USD	13,423,597	EUR	9,681,000	04/14	DUB	86,557
USD	3,038,476	EUR	2,188,000	04/14	GSC	24,175
USD	144,210	EUR	105,000	05/14	CIT	(434)
USD	47,322,936	EUR	34,351,000	05/14	RBS	2,425
USD	7,119,263	GBP	4,249,000	06/14	GSC	39,467
USD	5,156,115	JPY	525,800,000	05/14	CIT	60,705

Total Forward Foreign Currency Contracts						$338,262

(h)	Transactions in written options for the year ended March 31, 2014 were as follows:

	Notional Amount in EUR	Notional Amount in $	Premium
Outstanding, March 31, 2013	10,000,000	57,300,000	$245,423
Call Options Written	—	156,800,000	349,947
Put Options Written	—	216,200,000	1,258,682
Put Options Closed	—	(6,300,000)	(31,505)
Call Options Expired	—	(117,600,000)	(223,689)
Put Options Expired	(10,000,000)	(192,800,000)	(869,716)

Outstanding, March 31, 2014	—	113,600,000	$729,142

(i)	Premiums received and value of written options outstanding as of March 31, 2014 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection (1)

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount (2)	Premium	Value (3)
Put - OTC CDX IG 21 5Y Index	0.900%	06/18/14	CIT	$100,000	$118	($28)
Put - OTC CDX IG 21 5Y Index	0.900%	06/18/14	JPM	600,000	735	(168)

					$853	($196)

(1)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swaption agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swaption and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swaption less the recovery value of the referenced obligation or underlying investments comprising the referenced index. The fund is only obligated if the swaption is exercised.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2014

(2)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swaption agreement.
(3)	The quoted market prices and resulting values for credit default swaption agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swaption agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swaption, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation Floor/Cap Options

Description	Strike Index	Exercise Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	0.00	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/20	CIT	$1,200,000	$10,320	($1,141)
Floor - OTC U.S. CPI Urban Consumers NSA	0.00	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	09/29/20	CIT	600,000	7,740	(537)

						$18,060	($1,678)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Receive	1.490%	04/28/14	MSC	$6,700,000	$12,060	($338)
Call - OTC 5-Year Interest Rate Swap	Receive	1.600%	04/28/14	MSC	4,900,000	7,350	(1,500)
Call - OTC 5-Year Interest Rate Swap	Receive	1.400%	05/06/14	GSC	3,300,000	8,498	(61)
Call - OTC 5-Year Interest Rate Swap	Receive	1.400%	05/06/14	MSC	4,300,000	10,535	(80)
Call - OTC 5-Year Interest Rate Swap	Receive	1.500%	05/19/14	MSC	3,500,000	4,550	(686)
Call - OTC 10-Year Interest Rate Swap	Receive	2.640%	06/11/14	DUB	4,500,000	15,750	(8,606)
Call - OTC 10-Year Interest Rate Swap	Receive	2.750%	06/16/14	MSC	3,500,000	21,000	(14,722)
Call - OTC 5-Year Interest Rate Swap	Receive	1.550%	07/28/14	JPM	5,100,000	13,133	(4,759)
Call - OTC 5-Year Interest Rate Swap	Receive	1.550%	07/28/14	MSC	8,000,000	19,200	(7,465)
Call - OTC 5-Year Interest Rate Swap	Receive	1.550%	07/28/14	RBS	2,900,000	8,772	(2,706)
Call - OTC 5-Year Interest Rate Swap	Receive	1.560%	09/02/14	JPM	6,100,000	10,980	(7,573)
Call - OTC 10-Year Interest Rate Swap	Receive	2.630%	09/02/14	RBS	3,000,000	15,000	(11,767)
Call - OTC 10-Year Interest Rate Swap	Receive	2.680%	09/02/14	RBS	9,000,000	51,300	(43,870)

						198,128	(104,133)

Put - OTC 5-Year Interest Rate Swap	Pay	2.000%	04/28/14	MSC	4,900,000	36,995	(8,579)
Put - OTC 5-Year Interest Rate Swap	Pay	1.900%	05/06/14	GSC	3,300,000	28,065	(13,693)
Put - OTC 5-Year Interest Rate Swap	Pay	1.800%	05/19/14	MSC	3,500,000	22,138	(28,054)
Put - OTC 10-Year Interest Rate Swap	Pay	3.040%	06/11/14	DUB	4,500,000	29,250	(29,754)
Put - OTC 10-Year Interest Rate Swap	Pay	3.050%	06/16/14	MSC	3,500,000	43,575	(23,881)
Put - OTC 5-Year Interest Rate Swap	Pay	2.400%	07/28/14	MSC	8,500,000	53,383	(27,241)
Put - OTC 5-Year Interest Rate Swap	Pay	1.860%	09/02/14	JPM	6,100,000	89,670	(99,365)
Put - OTC 10-Year Interest Rate Swap	Pay	3.030%	09/02/14	RBS	12,000,000	209,025	(194,075)

						512,101	(424,642)

						$710,229	($528,775)

Total Written Options						$729,142	($530,649)

(j)	Swap agreements outstanding as of March 31, 2014 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/14 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
MetLife Inc	1.000%	12/20/14	CIT	0.087%	$1,800,000	$12,624	($43,994)	$56,618
Mexico Government	1.000%	03/20/15	BRC	0.219%	400,000	3,193	(9,000)	12,193
Mexico Government	1.000%	03/20/15	CIT	0.219%	400,000	3,193	(9,184)	12,377
Mexico Government	1.000%	03/20/15	DUB	0.219%	200,000	1,597	(4,592)	6,189
Brazilian Government	1.000%	06/20/15	DUB	0.383%	1,000,000	7,933	(10,975)	18,908
Brazilian Government	1.000%	06/20/15	HSB	0.383%	1,000,000	7,933	(10,975)	18,908
United Kingdom Index-Linked Treasury Gilt	1.000%	06/20/15	GSC	0.031%	1,100,000	13,519	10,164	3,355
Brazilian Government	1.000%	09/20/15	BRC	0.514%	1,000,000	7,531	(7,735)	15,266
Mexico Government	1.000%	09/20/15	BRC	0.278%	1,000,000	11,048	(7,735)	18,783
Brazilian Government	1.000%	09/20/15	HSB	0.514%	600,000	4,519	(5,961)	10,480
Brazilian Government	1.000%	09/20/15	UBS	0.514%	500,000	3,766	(4,731)	8,497

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2014

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/14 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
MetLife Inc	1.000%	12/20/15	CIT	0.212%	$800,000	$11,199	($29,083)	$40,282
General Electric Capital Corp	1.000%	12/20/15	MSC	0.322%	500,000	6,039	(9,796)	15,835
Brazilian Government	1.000%	03/20/16	CIT	0.676%	2,200,000	14,837	(15,567)	30,404
Mexico Government	1.000%	03/20/16	CIT	0.331%	1,100,000	14,951	(8,978)	23,929
Mexico Government	1.000%	03/20/16	DUB	0.331%	700,000	9,514	(5,135)	14,649
Berkshire Hathaway Finance Corp	1.000%	06/20/16	CIT	0.221%	900,000	15,960	(2,156)	18,116
Brazilian Government	1.000%	06/20/16	CIT	0.729%	700,000	4,442	(2,363)	6,805
Brazilian Government	1.000%	09/20/16	GSC	0.853%	200,000	791	(1,217)	2,008
Mexico Government	1.000%	09/20/16	JPM	0.393%	100,000	1,538	576	962
Indonesia Government	1.000%	09/20/16	UBS	0.740%	100,000	673	(1,578)	2,251
Indonesia Government	1.000%	06/20/17	DUB	0.975%	200,000	227	(5,884)	6,111
Indonesia Government	1.000%	06/20/17	UBS	0.975%	800,000	909	(24,192)	25,101
MetLife Inc	1.000%	03/20/19	BRC	0.619%	2,700,000	50,328	30,101	20,227
Prudential Financial	1.000%	03/20/19	BRC	0.590%	3,100,000	62,219	49,794	12,425
Brazilian Government	1.000%	03/20/19	CIT	1.627%	12,000,000	(350,601)	(463,570)	112,969
JPMorgan Chase & Co	1.000%	03/20/19	DUB	0.541%	2,300,000	51,556	42,061	9,495
Mexico Government	1.000%	03/20/19	DUB	0.836%	20,700,000	169,632	110,638	58,994
American International Group	1.000%	03/20/19	GSC	0.642%	2,100,000	36,720	31,661	5,059
Colombia Government	1.000%	03/20/19	GSC	1.040%	1,800,000	(2,818)	(16,452)	13,634
Colombia Government	1.000%	03/20/19	HSB	1.040%	7,700,000	(12,055)	(63,012)	50,957
Mexico Government	1.000%	03/20/19	HSB	0.836%	2,200,000	18,028	10,686	7,342
General Electric Capital Corp	1.000%	03/20/19	JPM	0.569%	1,800,000	37,866	28,913	8,953
Mexico Government	1.000%	03/20/19	JPM	0.836%	2,000,000	16,390	10,202	6,188
AT&T Inc	1.000%	03/20/19	MSC	0.631%	2,800,000	50,650	43,594	7,056
Brazilian Government	1.000%	03/20/19	MSC	1.627%	2,200,000	(64,276)	(84,988)	20,712

						$221,575	($480,463)	$702,038

Credit Default Swaps on Credit Indices - Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counterparty/ Exchange	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX EM 13 5Y	5.000%	06/20/15	BRC	$1,700,000	$42,828	$99,450	($56,622)
CDX EM 13 5Y	5.000%	06/20/15	DUB	900,000	22,674	117,500	(94,826)
CDX EM 13 5Y	5.000%	06/20/15	HSB	1,200,000	30,232	135,550	(105,318)
CDX EM 13 5Y	5.000%	06/20/15	MSC	900,000	22,674	101,250	(78,576)
CDX IG 9 10Y	0.548%	12/20/17	GSC	96,450	1,549	0.00	1,549
CDX IG 22 5Y	1.000%	06/20/19	ICE	3,900,000	60,651	57,653	2,998
iTraxx Europe 21 5Y	1.000%	06/20/19	ICE	EUR 5,050,000	85,475	67,491	17,984
CDX HY 22 5Y	5.000%	06/20/19	ICE	$14,400,000	1,087,273	1,012,500	74,773

					$1,353,356	$1,591,394	($238,038)

					$1,574,931	$1,110,931	$464,000

(1)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2014

Interest Rate Swaps

Floating Rate Index	Counterparty/ Exchange	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	Pay	1.500%	03/18/16	$53,300,000	$375,692	$410,773	($35,081)
28-Day MXN TIIE	BRC	Pay	5.600%	09/06/16	MXN 1,100,000	2,339	552	1,787
28-Day MXN TIIE	HSB	Pay	5.600%	09/06/16	2,100,000	4,465	820	3,645
28-Day MXN TIIE	MSC	Pay	5.600%	09/06/16	1,400,000	2,907	280	2,627
28-Day MXN TIIE	GSC	Pay	8.170%	11/04/16	1,200,000	8,349	1,757	6,592
3-Month USD-LIBOR	CME	Pay	1.500%	12/16/16	$47,200,000	(54,861)	31,173	(86,034)
28-Day MXN TIIE	BRC	Pay	5.500%	09/13/17	MXN 13,000,000	21,460	(10,195)	31,655
28-Day MXN TIIE	HSB	Pay	5.500%	09/13/17	5,000,000	8,254	(1,920)	10,174
28-Day MXN TIIE	MSC	Pay	5.500%	09/13/17	3,000,000	4,952	(1,453)	6,405
3-Month USD-LIBOR	CME	Pay	3.000%	09/21/17	$85,600,000	522,165	725,093	(202,928)
1-Day USD Federal Funds	CME	Pay	1.000%	10/15/17	35,300,000	(464,886)	(41,606)	(423,280)
28-Day MXN TIIE	DUB	Pay	5.700%	01/18/19	MXN 10,000,000	9,838	(4,167)	14,005
28-Day MXN TIIE	GSC	Pay	5.700%	01/18/19	3,000,000	2,804	(871)	3,675
28-Day MXN TIIE	JPM	Pay	5.700%	01/18/19	3,000,000	2,952	(1,022)	3,974
28-Day MXN TIIE	BRC	Pay	6.000%	09/02/22	27,000,000	(50,489)	(14,093)	(36,396)
6-Month JPY-LIBOR	CME	Receive	1.000%	09/18/23	JPY 8,000,000	(1,670)	433	(2,103)
3-Month USD-LIBOR	CME	Receive	2.750%	06/19/43	$16,000,000	2,311,671	1,026,733	1,284,938
3-Month USD-LIBOR	CME	Receive	3.500%	12/18/43	16,600,000	(28,283)	927,238	(955,521)

						$2,677,659	$3,049,525	($371,866)

Total Swap Agreements						$4,252,590	$4,160,456	$92,134

(k)	As of March 31, 2014, investments with a total aggregate value of $3,106,135 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, and swap contracts.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2014

(l)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$75,912,877	$-	$75,912,877	$-
	Mortgage-Backed Securities	207,793,741	-	207,793,741	-
	Asset-Backed Securities	26,057,520	-	26,057,520	-
	U.S. Government Agency Issues	52,130,197	-	52,130,197	-
	U.S. Treasury Obligations	238,821,802	-	238,821,802	-
	Foreign Government Bonds & Notes	47,686,658	-	47,686,658	-
	Municipal Bonds	15,194,207	-	15,194,207	-
	Short-Term Investments	40,153,745	2,054,821	38,098,924	-
	Derivatives:
	Credit Contracts
	Swaps	2,004,681	-	2,004,681	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	377,411	-	377,411	-
	Interest Rate Contracts
	Futures	20,051	20,051	-	-
	Swaps	3,277,848	-	3,277,848	-

	Total Interest Rate Contracts	3,297,899	20,051	3,277,848	-

	Total Assets - Derivatives	5,679,991	20,051	5,659,940	-

	Total Assets	709,430,738	2,074,872	707,355,866	-

Liabilities	Derivatives:
	Credit Contracts
	Written Options	(196)	-	(196)	-
	Swaps	(429,750)	-	(429,750)	-

	Total Credit Contracts	(429,946)	-	(429,946)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(39,149)	-	(39,149)	-
	Interest Rate Contracts
	Futures	(1,109,027)	(1,109,027)	-	-
	Written Options	(530,453)	-	(528,775)	(1,678)
	Swaps	(600,189)	-	(600,189)	-

	Total Interest Rate Contracts	(2,239,669)	(1,109,027)	(1,128,964)	(1,678)

	Total Liabilities - Derivatives	(2,708,764)	(1,109,027)	(1,598,059)	(1,678)

	Total Liabilities	(2,708,764)	(1,109,027)	(1,598,059)	(1,678)

	Total	$706,721,974	$965,845	$705,757,807	($1,678)

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 53.3%

Consumer Discretionary - 5.1%

AutoZone Inc
1.300% due 01/13/17	$345,000	$344,544
5.500% due 11/15/15	110,000	118,285
5.750% due 01/15/15	90,000	93,593
Brinker International Inc 2.600% due 05/15/18	90,000	89,165
Carnival Corp (Panama) 1.200% due 02/05/16	225,000	226,470
Cox Communications Inc 5.450% due 12/15/14	161,000	166,443
DIRECTV Holdings LLC
1.750% due 01/15/18	340,000	335,081
2.400% due 03/15/17	835,000	853,964
3.550% due 03/15/15	200,000	205,539
DISH DBS Corp 4.250% due 04/01/18	500,000	523,125
Dollar General Corp 4.125% due 07/15/17	340,000	363,978
DR Horton Inc 4.750% due 05/15/17	325,000	346,125
General Motors Co 3.500% due 10/02/18 ~	450,000	460,688
GLP Capital LP 4.375% due 11/01/18 ~	525,000	540,094
Hasbro Inc 6.125% due 05/15/14	135,000	135,859
NBCUniversal Enterprise Inc 0.924% due 04/15/18 ~ §	290,000	291,991
NBCUniversal Media LLC 2.100% due 04/01/14	560,000	560,000
Newell Rubbermaid Inc 2.000% due 06/15/15	100,000	101,248
Omnicom Group Inc 5.900% due 04/15/16	670,000	733,333
Pinnacle Entertainment Inc 7.500% due 04/15/21	295,000	320,813
The Interpublic Group of Cos Inc
2.250% due 11/15/17	625,000	631,544
6.250% due 11/15/14	662,000	684,343
Thomson Reuters Corp (Canada)
0.875% due 05/23/16	255,000	254,213
1.300% due 02/23/17	200,000	199,162
Time Warner Cable Inc
7.500% due 04/01/14	375,000	375,000
8.250% due 04/01/19	495,000	617,572
8.750% due 02/14/19	495,000	627,000
Univision Communications Inc 6.875% due 05/15/19 ~	310,000	334,025
Viacom Inc 2.500% due 09/01/18	105,000	106,316
Whirlpool Corp
1.350% due 03/01/17	145,000	144,799
8.600% due 05/01/14	435,000	437,680
WMG Acquisition Corp 11.500% due 10/01/18	385,000	438,515

		11,660,507

Consumer Staples - 2.6%

Avon Products Inc 2.375% due 03/15/16	195,000	198,262
BAT International Finance PLC (United Kingdom) 1.400% due 06/05/15 ~	710,000	715,781
Bunge Ltd Finance Corp
3.200% due 06/15/17	730,000	759,350
4.100% due 03/15/16	255,000	269,204

	Principal Amount	Value
Coca-Cola Amatil Ltd (Australia) 3.250% due 11/02/14 ~	$705,000	$715,638
CVS Caremark Corp 1.200% due 12/05/16	245,000	246,604
Imperial Tobacco Finance PLC (United Kingdom) 2.050% due 02/11/18 ~	755,000	749,824
Kraft Foods Group Inc 1.625% due 06/04/15	315,000	318,641
Pernod Ricard SA (France) 2.950% due 01/15/17 ~	510,000	528,967
Reynolds American Inc 1.050% due 10/30/15	125,000	124,959
SABMiller Holdings Inc 1.850% due 01/15/15 ~	530,000	535,163
The Kroger Co 1.200% due 10/17/16	180,000	180,309
Wm Wrigley Jr Co
1.400% due 10/21/16 ~	110,000	110,548
2.000% due 10/20/17 ~	525,000	526,818

		5,980,068

Energy - 10.8%

Anadarko Petroleum Corp
5.750% due 06/15/14	465,000	469,763
5.950% due 09/15/16	190,000	210,937
6.375% due 09/15/17	345,000	395,339
BG Energy Capital PLC (United Kingdom) 2.875% due 10/15/16 ~	755,000	786,631
Cameron International Corp 1.150% due 12/15/16	85,000	84,885
Canadian Natural Resources Ltd (Canada)
1.450% due 11/14/14	540,000	543,273
5.700% due 05/15/17	455,000	512,545
Chesapeake Energy Corp 3.250% due 03/15/16	375,000	379,688
CNOOC Finance Ltd (United Kingdom) 1.125% due 05/09/16	208,000	208,059
Continental Resources Inc 8.250% due 10/01/19	250,000	269,688
DCP Midstream LLC 5.375% due 10/15/15 ~	365,000	384,923
DCP Midstream Operating LP
2.500% due 12/01/17	625,000	636,004
2.700% due 04/01/19	20,000	19,981
3.250% due 10/01/15	210,000	216,670
Diamond Offshore Drilling Inc 5.150% due 09/01/14	284,000	289,116
Ecopetrol SA (Colombia) 4.250% due 09/18/18	100,000	106,250
Enbridge Energy Partners LP 5.875% due 12/15/16	445,000	495,048
Energy Transfer Partners LP
5.950% due 02/01/15	810,000	844,675
6.700% due 07/01/18	195,000	226,752
8.500% due 04/15/14	185,000	185,485
Enlink Midstream Partners LP 2.700% due 04/01/19	85,000	85,390
Ensco PLC (United Kingdom) 3.250% due 03/15/16	875,000	912,902
Enterprise Products Operating LLC
1.250% due 08/13/15	370,000	372,594
5.600% due 10/15/14	316,000	324,519
Florida Gas Transmission Co LLC 4.000% due 07/15/15 ~	520,000	538,811
Gazprom OAO (Luxembourg) 4.950% due 05/23/16 ~	660,000	682,275
Kinder Morgan Energy Partners LP
3.500% due 03/01/16	175,000	182,408
5.125% due 11/15/14	285,000	292,832

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Magellan Midstream Partners LP 6.450% due 06/01/14	$225,000	$227,143
Marathon Oil Corp 0.900% due 11/01/15	740,000	741,724
Murphy Oil Corp 2.500% due 12/01/17	840,000	854,790
Nabors Industries Inc 2.350% due 09/15/16 ~	150,000	153,562
Noble Holding International Ltd (Cayman)
2.500% due 03/15/17	65,000	66,191
3.050% due 03/01/16	415,000	429,051
3.450% due 08/01/15	110,000	113,647
ONEOK Partners LP
3.200% due 09/15/18	40,000	41,309
3.250% due 02/01/16	640,000	665,760
Origin Energy Finance Ltd (Australia) 3.500% due 10/09/18 ~	740,000	754,264
Petrobras Global Finance BV (Netherlands)
2.000% due 05/20/16	410,000	407,438
3.250% due 03/17/17	535,000	538,079
Petrohawk Energy Corp 7.250% due 08/15/18	690,000	733,815
Petroleos Mexicanos (Mexico) 3.125% due 01/23/19 ~	80,000	82,120
Phillips 66 1.950% due 03/05/15	290,000	293,457
Pioneer Natural Resources Co 5.875% due 07/15/16	860,000	949,219
Plains All American Pipeline LP 3.950% due 09/15/15	1,095,000	1,145,417
Rosetta Resources Inc 9.500% due 04/15/18	345,000	362,897
Rowan Cos Inc 5.000% due 09/01/17	120,000	130,781
SESI LLC 7.125% due 12/15/21	305,000	341,600
Spectra Energy Partners LP 2.950% due 09/25/18	185,000	188,833
Talisman Energy Inc (Canada) 5.125% due 05/15/15	455,000	474,313
Targa Resources Partners LP 7.875% due 10/15/18	345,000	370,875
Tennessee Gas Pipeline Co LLC 8.000% due 02/01/16	580,000	650,309
TransCanada PipeLines Ltd (Canada) 0.914% due 06/30/16 §	705,000	710,414
Transocean Inc (Cayman)
2.500% due 10/15/17	785,000	790,868
4.950% due 11/15/15	155,000	164,635
5.050% due 12/15/16	130,000	141,503
Williams Partners LP 3.800% due 02/15/15	890,000	914,231
Woodside Finance Ltd (Australia) 4.500% due 11/10/14 ~	705,000	721,207

		24,816,895

Financials - 19.5%

ACE INA Holdings Inc 5.875% due 06/15/14	710,000	717,625
Aflac Inc 2.650% due 02/15/17	75,000	78,166
AIA Group Ltd (Hong Kong) 2.250% due 03/11/19 ~	200,000	197,985
Ally Financial Inc 2.750% due 01/30/17	575,000	582,188
American Express Co 0.826% due 05/22/18 §	810,000	812,952
American International Group Inc 3.000% due 03/20/15	175,000	179,231

	Principal Amount	Value
American Tower Corp REIT 4.625% due 04/01/15	$1,095,000	$1,134,722
ANZ International Ltd (New Zealand) 1.850% due 10/15/15 ~	625,000	635,931
AXIS Specialty Finance PLC (United Kingdom) 2.650% due 04/01/19	185,000	184,997
Bank of America Corp
1.054% due 03/22/16 §	225,000	226,672
1.250% due 01/11/16	365,000	367,104
1.500% due 10/09/15	1,225,000	1,236,396
Banque Federative du Credit Mutuel SA (France)
1.700% due 01/20/17 ~	575,000	576,586
2.500% due 10/29/18 ~	575,000	575,490
Barclays Bank PLC (United Kingdom)
5.000% due 09/22/16	140,000	153,405
5.200% due 07/10/14	365,000	369,805
BB&T Corp
1.093% due 06/15/18 §	325,000	328,710
5.200% due 12/23/15	445,000	477,136
Boston Properties LP REIT 5.000% due 06/01/15	470,000	492,757
BPCE SA (France) 2.500% due 12/10/18	570,000	573,512
Capital One Bank USA NA 1.150% due 11/21/16	250,000	250,057
Capital One Financial Corp
2.125% due 07/15/14	135,000	135,631
2.150% due 03/23/15	660,000	670,115
7.375% due 05/23/14	275,000	277,682
CIT Group Inc 4.750% due 02/15/15 ~	230,000	236,900
Citigroup Inc
1.037% due 04/01/16 §	820,000	826,016
1.250% due 01/15/16	720,000	722,902
1.300% due 11/15/16	170,000	170,038
CNH Capital LLC 3.875% due 11/01/15	770,000	795,025
Daimler Finance North America LLC 1.098% due 08/01/18 ~ §	445,000	450,211
DNB Bank ASA (Norway) 3.200% due 04/03/17 ~	785,000	825,223
Fidelity National Financial Inc 6.600% due 05/15/17	200,000	227,018
Fifth Third Bancorp 3.625% due 01/25/16	310,000	325,419
Fifth Third Bank 1.150% due 11/18/16	470,000	471,807
Ford Motor Credit Co LLC
1.700% due 05/09/16	295,000	298,472
2.750% due 05/15/15	640,000	653,258
3.000% due 06/12/17	610,000	634,168
General Electric Capital Corp
0.957% due 04/02/18 §	925,000	934,659
2.375% due 06/30/15	625,000	639,555
Harley-Davidson Financial Services Inc 1.150% due 09/15/15 ~	445,000	446,591
HSBC Bank PLC (United Kingdom) 0.876% due 05/15/18 ~ §	555,000	557,383
HSBC USA Inc 2.375% due 02/13/15	235,000	239,067
Hyundai Capital America
1.450% due 02/06/17 ~	790,000	786,531
1.625% due 10/02/15 ~	195,000	196,862
1.875% due 08/09/16 ~	230,000	232,753
Hyundai Capital Services Inc (South Korea)
3.500% due 09/13/17 ~	200,000	209,470
4.375% due 07/27/16 ~	525,000	560,706
IntercontinentalExchange Group Inc 2.500% due 10/15/18	195,000	197,342

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
JPMorgan Chase & Co
0.854% due 02/26/16 §	$440,000	$442,318
2.000% due 08/15/17	1,125,000	1,141,593
KeyBank NA 4.950% due 09/15/15	180,000	190,072
KeyCorp 3.750% due 08/13/15	325,000	337,810
Kilroy Realty LP REIT 5.000% due 11/03/15	405,000	431,268
Lloyds Bank PLC (United Kingdom) 2.300% due 11/27/18	325,000	325,128
Marsh & McLennan Cos Inc 2.550% due 10/15/18	235,000	238,370
Metropolitan Life Global Funding I
1.500% due 01/10/18 ~	365,000	356,062
1.700% due 06/29/15 ~	860,000	871,644
Morgan Stanley
1.087% due 01/24/19 §	1,625,000	1,629,194
1.519% due 04/25/18 §	645,000	658,222
National Bank of Canada (Canada) 1.450% due 11/07/17	965,000	953,673
New York Life Global Funding 2.450% due 07/14/16 ~	580,000	601,566
Nissan Motor Acceptance Corp 1.950% due 09/12/17 ~	605,000	608,266
Nordea Bank AB (Sweden) 0.875% due 05/13/16 ~	1,160,000	1,159,052
PNC Bank NA 1.150% due 11/01/16	400,000	401,266
Principal Financial Group Inc 1.850% due 11/15/17	115,000	115,447
Principal Life Global Funding II
0.604% due 05/27/16 ~ §	1,175,000	1,177,456
1.125% due 09/18/15 ~	560,000	563,356
Prudential Financial Inc 5.100% due 09/20/14	705,000	720,428
Regions Bank 7.500% due 05/15/18	370,000	437,595
Regions Financial Corp
5.750% due 06/15/15	200,000	210,990
7.750% due 11/10/14	205,000	213,658
Royal Bank of Scotland Group PLC (United Kingdom) 2.550% due 09/18/15	415,000	423,978
Simon Property Group LP REIT 4.200% due 02/01/15	515,000	525,886
Sumitomo Mitsui Banking Corp (Japan) 0.900% due 01/18/16	280,000	280,292
Sumitomo Mitsui Trust Bank Ltd (Japan) 1.800% due 03/28/18 ~	720,000	710,316
SunTrust Banks Inc 2.350% due 11/01/18	260,000	260,447
Swedbank AB (Sweden) 1.750% due 03/12/18 ~	1,065,000	1,055,612
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 1.550% due 09/09/16 ~	695,000	702,331
The Goldman Sachs Group Inc
1.600% due 11/23/15	554,000	560,011
6.250% due 09/01/17	1,085,000	1,240,213
Union Bank NA 2.125% due 06/16/17	435,000	443,487
Ventas Realty LP 1.550% due 09/26/16	200,000	201,896
Ventas Realty LP REIT
2.000% due 02/15/18	170,000	169,810
3.125% due 11/30/15	650,000	674,830
WEA Finance LLC REIT 5.750% due 09/02/15 ~	530,000	565,476
XLIT Ltd (Cayman) 2.300% due 12/15/18	280,000	278,140

		44,749,390

	Principal Amount	Value
Health Care - 4.5%

AbbVie Inc 1.200% due 11/06/15	$670,000	$676,026
Actavis Inc 1.875% due 10/01/17	605,000	602,896
Aetna Inc 1.500% due 11/15/17	745,000	744,253
Agilent Technologies Inc 6.500% due 11/01/17	565,000	650,274
AmerisourceBergen Corp 5.875% due 09/15/15	1,045,000	1,120,491
Catholic Health Initiatives
1.600% due 11/01/17	65,000	63,778
2.600% due 08/01/18	305,000	305,572
Celgene Corp 1.900% due 08/15/17	115,000	116,131
Express Scripts Holding Co
2.750% due 11/21/14	490,000	497,206
3.125% due 05/15/16	475,000	495,157
Gilead Sciences Inc 2.400% due 12/01/14	570,000	576,981
Humana Inc 6.450% due 06/01/16	250,000	277,849
Life Technologies Corp
3.500% due 01/15/16	235,000	244,968
4.400% due 03/01/15	425,000	438,855
McKesson Corp
0.950% due 12/04/15	185,000	185,609
1.292% due 03/10/17	370,000	369,399
Perrigo Co PLC (Ireland) 1.300% due 11/08/16 ~	210,000	209,726
Thermo Fisher Scientific Inc 1.300% due 02/01/17	370,000	368,071
UnitedHealth Group Inc
0.850% due 10/15/15	200,000	200,942
1.875% due 11/15/16	155,000	158,611
Warner Chilcott Co LLC 7.750% due 09/15/18	1,090,000	1,164,938
WellPoint Inc
1.250% due 09/10/15	300,000	302,133
5.250% due 01/15/16	470,000	505,202

		10,275,068

Industrials - 3.2%

Aircastle Ltd (Bermuda) 9.750% due 08/01/18	330,000	355,757
Eaton Corp 1.500% due 11/02/17	265,000	264,003
ERAC USA Finance LLC
1.400% due 04/15/16 ~	330,000	331,845
2.750% due 03/15/17 ~	175,000	180,681
2.800% due 11/01/18 ~	50,000	50,971
5.600% due 05/01/15 ~	135,000	141,892
6.375% due 10/15/17 ~	190,000	218,932
Florida East Coast Railway Corp 8.125% due 02/01/17	290,000	303,413
GATX Corp
1.250% due 03/04/17	220,000	218,943
2.375% due 07/30/18	110,000	109,886
3.500% due 07/15/16	360,000	378,914
Heathrow Funding Ltd (United Kingdom) 2.500% due 06/25/15 ~	610,000	617,583
International Lease Finance Corp 2.183% due 06/15/16 §	405,000	410,063
JB Hunt Transport Services Inc 2.400% due 03/15/19	105,000	104,271
Kansas City Southern de Mexico SA de CV (Mexico) 2.350% due 05/15/20	250,000	236,249

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Norfolk Southern Corp 5.750% due 01/15/16	$930,000	$1,006,642
Penske Truck Leasing Co LP
2.500% due 07/11/14 ~	95,000	95,463
2.500% due 03/15/16 ~	430,000	440,983
2.875% due 07/17/18 ~	150,000	152,578
3.125% due 05/11/15 ~	140,000	143,495
Roper Industries Inc
1.850% due 11/15/17	105,000	105,555
2.050% due 10/01/18	270,000	265,884
Southwest Airlines Co
5.250% due 10/01/14	315,000	321,981
5.750% due 12/15/16	175,000	194,450
USG Corp 8.375% due 10/15/18 ~	435,000	466,538
Waste Management Inc 6.375% due 03/11/15	260,000	273,653

		7,390,625

Information Technology - 1.5%

Arrow Electronics Inc 3.375% due 11/01/15	270,000	278,758
Broadcom Corp 2.375% due 11/01/15	200,000	204,925
Fiserv Inc 3.125% due 06/15/16	740,000	772,457
Hewlett-Packard Co
1.785% due 09/19/14 §	175,000	176,163
2.350% due 03/15/15	220,000	223,534
2.625% due 12/09/14	300,000	304,091
Oracle Corp 0.819% due 01/15/19 §	860,000	865,877
Xerox Corp
1.056% due 05/16/14 §	400,000	400,330
2.950% due 03/15/17	70,000	72,839

		3,298,974

Materials - 1.4%

Ashland Inc 3.000% due 03/15/16	525,000	538,125
Eastman Chemical Co 2.400% due 06/01/17	230,000	234,586
Goldcorp Inc (Canada) 2.125% due 03/15/18	230,000	227,629
International Paper Co 5.300% due 04/01/15	295,000	307,969
Rio Tinto Finance USA PLC (United Kingdom) 1.375% due 06/17/16	700,000	706,458
Rock-Tenn Co 3.500% due 03/01/20	495,000	502,932
The Dow Chemical Co 2.500% due 02/15/16	725,000	747,430

		3,265,129

Telecommunication Services - 2.2%

America Movil SAB de CV (Mexico)
2.375% due 09/08/16	275,000	284,350
3.625% due 03/30/15	200,000	206,600
CC Holdings GS V LLC 2.381% due 12/15/17	1,050,000	1,051,185
Crown Castle Towers LLC 4.523% due 01/15/15 ~	320,000	327,399
GTP Acquisition Partners I LLC
2.364% due 05/15/18 ~	300,000	293,616
4.347% due 06/15/16 ~	190,000	201,484
SBA Tower Trust
2.240% due 04/15/18 ~	300,000	294,962
2.933% due 12/15/17 ~	920,000	933,807
3.598% due 04/15/18 ~	250,000	245,204

	Principal Amount	Value
UPC Holding BV (Netherlands) 9.875% due 04/15/18 ~	$415,000	$438,344
Verizon Communications Inc 2.500% due 09/15/16	625,000	647,615

		4,924,566

Utilities - 2.5%

CMS Energy Corp 4.250% due 09/30/15	370,000	387,641
Commonwealth Edison Co 1.950% due 09/01/16	120,000	122,850
Dominion Resources Inc
1.400% due 09/15/17	645,000	636,438
1.950% due 08/15/16	165,000	168,223
DTE Energy Co 7.625% due 05/15/14	305,000	307,538
Duke Energy Corp
1.625% due 08/15/17	220,000	220,693
2.150% due 11/15/16	460,000	472,770
Electricite de France (France) 1.150% due 01/20/17 ~	545,000	544,572
Enel Finance International NV (Netherlands) 3.875% due 10/07/14 ~	145,000	147,247
Georgia Power Co 0.553% due 03/15/16 §	220,000	219,914
Iberdrola Finance Ltd (Ireland) 3.800% due 09/11/14 ~	275,000	278,628
Korea Hydro & Nuclear Power Co Ltd (South Korea) 3.125% due 09/16/15 ~	275,000	283,473
Mississippi Power Co 2.350% due 10/15/16	120,000	123,673
Monongahela Power Co 5.700% due 03/15/17 ~	65,000	70,245
NextEra Energy Capital Holdings Inc 1.200% due 06/01/15	185,000	185,915
Nisource Finance Corp 5.400% due 07/15/14	525,000	532,124
PPL Capital Funding Inc 1.900% due 06/01/18	145,000	142,823
PSEG Power LLC 2.750% due 09/15/16	130,000	135,199
Suburban Propane Partners LP 7.500% due 10/01/18	275,000	293,563
The Southern Co 1.950% due 09/01/16	145,000	148,619
Wisconsin Electric Power Co 6.000% due 04/01/14	375,000	375,000

		5,797,148

Total Corporate Bonds & Notes (Cost $121,132,730)		122,158,370

MORTGAGE-BACKED SECURITIES - 19.5%

Collateralized Mortgage Obligations - Commercial - 5.0%

Banc of America Commercial Mortgage Trust 5.634% due 07/10/46 "	930,000	1,007,042
Banc of America Merrill Lynch Commercial Mortgage Inc 4.668% due 07/10/43 "	435,000	449,219
Bear Stearns Commercial Mortgage Securities Trust
4.674% due 06/11/41 "	145,259	150,340
4.978% due 07/11/42 " §	520,796	526,051
5.116% due 02/11/41 " §	260,000	266,239
5.201% due 12/11/38 "	195,000	212,993
5.540% due 07/11/16 "	175,000	189,979

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Citigroup Commercial Mortgage Trust
1.102% due 09/10/18 "	$337,952	$337,318
1.199% due 09/01/17 "	245,000	244,317
5.406% due 04/15/40 " §	15,755	15,746
Commercial Mortgage Trust
1.005% due 02/13/32 " ~	180,000	180,326
1.156% due 12/10/44 "	51,914	52,102
1.218% due 02/10/47 "	807,614	805,783
1.259% due 04/10/47 "	410,000	408,927
1.298% due 03/10/47 "	315,000	313,771
5.167% due 06/10/44 " §	70,000	73,614
5.468% due 07/10/37 " §	15,311	15,336
5.820% due 07/10/38 " §	141,777	154,211
DBUBS Mortgage Trust 2.238% due 08/10/44 "	84,291	85,382
GS Mortgage Securities Trust
1.206% due 07/10/46 "	246,289	246,593
1.343% due 04/10/47 "	265,000	264,999
5.553% due 04/10/38 " §	320,000	341,971
JP Morgan Chase Commercial Mortgage Securities Trust
1.031% due 05/15/45 "	42,155	42,300
4.996% due 08/15/42 " §	400,000	421,008
5.658% due 06/12/41 " §	194,735	194,989
LB-UBS Commercial Mortgage Trust
4.954% due 09/15/30 "	51,953	54,056
5.833% due 06/15/38 " §	898,848	980,263
Merrill Lynch Countrywide Commercial Mortgage Trust 5.868% due 06/12/46 " §	645,000	701,421
Morgan Stanley Bank of America Merrill Lynch Trust
1.250% due 02/15/47 "	212,387	211,871
1.308% due 08/15/46 "	502,517	503,788
1.313% due 10/15/46 "	485,910	486,890
1.313% due 04/15/47 "	85,000	84,998
Morgan Stanley Capital I Trust
5.270% due 06/13/41 " §	365,750	367,940
5.731% due 07/12/44 " §	303,081	329,226
WFRBS Commercial Mortgage Trust
1.193% due 03/15/47 "	334,686	333,919
1.406% due 09/15/46 "	196,010	197,695
1.607% due 06/15/44 " ~	144,218	145,411

		11,398,034

Collateralized Mortgage Obligations - Residential - 4.4%

Alternative Loan Trust 2.553% due 12/25/34 " §	186,181	178,241
Deutsche Alt-A Securities Inc Mortgage Loan Trust 0.554% due 04/25/35 " §	226,442	203,617
DSLA Mortgage Loan Trust 0.996% due 09/19/44 " §	625,075	602,323
Fannie Mae
0.604% due 07/25/42 " §	756,527	754,835
5.000% due 08/25/19 "	233,480	245,899
Fosse Master Issuer PLC (United Kingdom) 1.636% due 10/18/54 " § ~	204,749	207,753
Freddie Mac
0.605% due 05/15/36 " §	52,083	52,273
0.605% due 09/15/42 " §	1,005,046	1,001,876
0.655% due 08/15/41 " §	286,676	287,516
0.655% due 07/15/42 " §	939,363	939,461
1.369% due 05/25/19 "	783,487	783,478
1.426% due 08/25/17 "	640,000	643,795
Government National Mortgage Association 0.605% due 07/16/42 " §	2,181,339	2,191,438
HarborView Mortgage Loan Trust 0.376% due 05/19/35 " §	138,867	121,683

	Principal Amount	Value
Holmes Master Issuer PLC (United Kingdom) 1.889% due 10/15/54 " § ~	$622,974	$630,603
JP Morgan Alternative Loan Trust 0.344% due 06/25/37 " §	101,423	96,000
Lanark Master Issuer PLC (United Kingdom) 0.736% due 12/22/54 " § ~	315,000	314,659
Silverstone Master Issuer PLC (United Kingdom) 1.787% due 01/21/55 " § ~	525,000	532,964
Structured Adjustable Rate Mortgage Loan Trust 2.490% due 11/25/34 " §	236,066	234,719

		10,023,133

Fannie Mae - 7.9%

1.935% due 01/01/35 " §	995,824	1,047,297
2.353% due 09/01/34 " §	633,971	676,567
2.485% due 11/01/34 " §	467,879	499,264
2.586% due 09/01/35 " §	845,059	914,069
3.000% due 01/01/27 "	1,341,602	1,379,962
3.500% due 12/01/25 - 01/01/27 "	2,407,277	2,529,126
4.000% due 07/01/25 - 10/01/41 "	3,825,024	4,028,321
4.500% due 07/01/26 - 11/01/27 "	1,184,957	1,275,650
5.000% due 07/01/19 - 07/01/41 "	2,037,593	2,206,167
5.500% due 01/01/35 - 12/01/39 "	2,794,903	3,102,721
6.000% due 11/01/35 - 09/01/39 "	333,482	372,233

		18,031,377

Freddie Mac - 0.8%

4.500% due 11/01/23 "	1,299,787	1,392,031
5.000% due 11/01/16 - 04/01/18 "	64,153	68,129
5.500% due 01/01/20 - 12/01/39 "	469,272	515,667

		1,975,827

Government National Mortgage Association - 1.4%

2.500% due 09/20/27 "	989,377	1,005,950
3.000% due 06/20/27 - 09/20/27 "	1,120,713	1,162,670
3.500% due 03/20/26 - 03/20/43 "	768,978	793,523
6.000% due 07/15/36 "	280,910	323,294

		3,285,437

Total Mortgage-Backed Securities (Cost $44,995,626)		44,713,808

ASSET-BACKED SECURITIES - 14.7%

Ally Auto Receivables Trust
0.750% due 02/21/17 "	380,000	379,490
0.930% due 02/16/16 "	73,899	74,061
3.150% due 10/15/18 " ~	135,000	139,201
Ally Master Owner Trust
0.955% due 02/15/17 " §	725,000	728,130
1.000% due 02/15/18 "	230,000	230,883
1.210% due 06/15/17 "	1,060,000	1,068,039
American Express Credit Account Master Trust
0.325% due 04/17/17 " §	315,000	315,159
0.990% due 03/15/18 "	440,000	441,615
1.070% due 05/15/18 " ~	100,000	100,394
1.290% due 03/15/18 " ~	500,000	503,350
AmeriCredit Automobile Receivables Trust
0.620% due 06/08/17 "	195,000	195,137
0.960% due 04/09/18 "	90,000	90,368
1.050% due 10/11/16 "	244,681	245,206
1.170% due 05/09/16 "	70,239	70,310
1.190% due 05/08/18 "	190,000	189,794
1.730% due 02/08/17 "	200,000	201,842
2.330% due 03/08/16 "	108,535	108,734
Bank of America Auto Trust 0.780% due 06/15/16 "	327,737	328,283
BMW Vehicle Lease Trust 0.540% due 09/21/15 "	440,000	440,394

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Capital Auto Receivables Asset Trust
0.790% due 06/20/17 "	$520,000	$520,409
1.240% due 10/20/17 "	530,000	533,457
2.220% due 01/22/19 "	90,000	90,199
CarMax Auto Owner Trust
0.520% due 07/17/17 "	430,000	430,361
0.640% due 01/16/18 "	1,035,000	1,036,161
1.690% due 08/15/19 "	45,000	44,819
1.930% due 11/15/19 "	65,000	64,721
CIT Equipment Collateral 1.100% due 08/22/16 " ~	103,235	103,420
Citigroup Mortgage Loan Trust Inc 0.314% due 06/25/37 " §	275,452	259,704
CNH Equipment Trust
0.570% due 12/15/17 "	820,000	820,889
0.690% due 06/15/18 "	755,000	756,515
0.910% due 08/15/16 "	122,863	123,040
0.940% due 05/15/17 "	58,842	59,017
CNH Wholesale Master Note Trust 0.755% due 08/15/19 " § ~	270,000	270,487
Diamond Resorts Owner Trust 2.270% due 05/20/26 " ~	321,603	321,815
Enterprise Fleet Financing LLC
0.680% due 09/20/18 " ~	432,978	432,987
0.870% due 09/20/19 " ~	250,000	249,901
1.060% due 03/20/19 " ~	250,000	250,872
Ford Credit Auto Lease Trust
0.850% due 01/15/15 "	55,070	55,088
1.100% due 12/15/15 " ~	100,000	100,498
1.230% due 11/15/16 "	285,000	286,038
1.500% due 03/15/17 " ~	125,000	125,815
1.510% due 08/15/17 "	195,000	195,650
Ford Credit Auto Owner Trust ‘A’ 4.050% due 10/15/16 "	100,000	101,564
Ford Credit Floorplan Master Owner Trust
0.740% due 09/15/16 "	555,000	555,896
0.790% due 06/15/17 "	540,000	541,811
4.200% due 02/15/17 " ~	365,000	376,853
4.990% due 02/15/17 " ~	260,000	269,557
GE Capital Credit Card Master Note Trust
1.030% due 01/15/18 "	535,000	537,118
5.750% due 03/15/18 " ~	235,000	245,129
GE Dealer Floorplan Master Note Trust
0.557% due 04/20/18 " §	515,000	516,628
0.597% due 10/20/17 " §	630,000	631,757
0.757% due 07/20/16 " §	270,000	270,328
GE Equipment Midticket LLC 0.780% due 09/22/20 "	410,000	409,346
GE Equipment Small Ticket LLC 1.040% due 09/21/15 " ~	132,984	133,302
GreatAmerica Leasing Receivables 0.890% due 07/15/17 " ~	400,000	399,376
GSAA Home Equity Trust
0.187% due 07/25/37 " §	542,093	477,549
0.434% due 10/25/35 " §	104,384	97,892
0.524% due 10/25/35 " §	585,000	555,790
GSAA Trust 0.584% due 06/25/35 " §	378,041	359,718
Honda Auto Receivables Owner Trust
0.560% due 05/15/16 "	936,342	937,556
0.770% due 01/15/16 "	463,465	464,468
HSI Asset Securitization Corp Trust 0.324% due 05/25/37 " §	235,637	219,572
Huntington Auto Trust
0.810% due 09/15/16 "	305,976	306,701
1.010% due 01/15/16 " ~	68,973	69,105

	Principal Amount	Value
Hyundai Auto Receivables Trust
0.720% due 03/15/16 "	$76,599	$76,683
0.730% due 06/15/18 "	565,000	565,033
0.750% due 09/17/18 "	215,000	214,305
0.810% due 03/15/18 "	840,000	843,646
3.510% due 11/15/17 "	290,000	301,987
Mercedes-Benz Auto Lease Trust
0.620% due 07/15/16 "	520,000	520,399
0.720% due 12/17/18 "	240,000	240,330
0.880% due 11/17/14 "	25,190	25,194
1.070% due 11/15/17 "	180,000	180,032
Mercedes-Benz Auto Receivables Trust 1.220% due 12/15/17 "	659,783	661,035
Motor PLC (United Kingdom)
0.654% due 02/25/21 " § ~	363,750	364,078
1.286% due 02/25/20 " ~	218,333	218,630
MVW Owner Trust 2.150% due 04/22/30 " ~	100,543	101,350
Navistar Financial Dealer Note Master Trust
0.824% due 01/25/18 " § ~	535,000	535,200
0.834% due 09/25/18 " § ~	355,000	356,352
Nissan Auto Receivables Owner Trust
0.460% due 10/17/16 "	555,000	555,316
0.730% due 05/16/16 "	359,482	360,125
Sierra Receivables Funding Co LLC 2.070% due 03/20/30 " ~	470,000	469,202
Sierra Timeshare Receivables Funding LLC
1.590% due 11/20/29 " ~	133,744	134,316
2.200% due 05/20/21 " ~	260,395	261,607
SMART Trust (Australia)
0.840% due 10/14/15 "	245,000	245,261
0.950% due 02/14/18 "	550,000	550,254
0.970% due 03/14/17 "	275,000	275,963
1.180% due 02/14/19 "	580,000	576,810
1.590% due 10/14/16 " ~	605,000	609,307
Toyota Auto Receivables Owner Trust 0.750% due 02/16/16 "	555,208	556,340
Volkswagen Auto Lease Trust 0.800% due 04/20/17 "	150,000	149,896
Volkswagen Auto Loan Enhanced Trust 0.850% due 08/22/16 "	157,000	157,468
Volvo Financial Equipment LLC 0.820% due 04/16/18 " ~	255,000	254,602
Wells Fargo Home Equity Trust 0.304% due 01/25/37 " §	278,965	255,632
Wheels SPV LLC 1.190% due 03/20/21 " ~	99,309	99,509
World Omni Auto Receivables Trust 0.640% due 02/15/17 "	827,217	828,760
World Omni Master Owner Trust 0.505% due 02/15/18 " § ~	655,000	656,150

Total Asset-Backed Securities (Cost $33,575,197)		33,660,041

U.S. GOVERNMENT AGENCY ISSUES - 2.7%

Fannie Mae
0.375% due 07/05/16	605,000	602,293
0.625% due 08/26/16	2,305,000	2,305,191
Federal Home Loan Bank 0.625% due 12/28/16	440,000	437,980
Freddie Mac 0.875% due 10/14/16	2,770,000	2,782,537

Total U.S. Government Agency Issues (Cost $6,116,049)		6,128,001

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 6.1%

U.S. Treasury Inflation Protected Securities - 3.4%

0.500% due 04/15/15 ^	$1,457,001	$1,487,621
2.000% due 07/15/14 ^ ‡	6,191,022	6,295,012

		7,782,633

U.S. Treasury Notes - 2.7%

0.625% due 11/15/16	1,020,000	1,017,331
0.750% due 01/15/17	5,260,000	5,253,425

		6,270,756

Total U.S. Treasury Obligations (Cost $14,021,394)		14,053,389

FOREIGN GOVERNMENT BONDS & NOTES - 1.4%

Hazine Mustesarligi Varlik Kiralama AS (Turkey) 4.557% due 10/10/18 ~	325,000	331,988
Mexican Bonos (Mexico) 9.500% due 12/18/14	MXN 36,160,000	2,887,380

Total Foreign Government Bonds & Notes (Cost $3,161,064)		3,219,368

MUNICIPAL BONDS - 0.3%

State Board of Administration Finance Corp FL ‘A’ 1.298% due 07/01/16	$575,000	582,038

Total Municipal Bonds (Cost $575,000)		582,038

	Shares
SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	3,662,554	3,662,554

Total Short-Term Investment (Cost $3,662,554)		3,662,554

TOTAL INVESTMENTS - 99.6% (Cost $227,239,614)		228,177,569

OTHER ASSETS & LIABILITIES, NET - 0.4%		1,011,127

NET ASSETS - 100.0%		$229,188,696

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	53.3%
Mortgage-Backed Securities	19.5%
Asset-Backed Securities	14.7%
U.S. Treasury Obligations	6.1%
Others (less than 3.0%)	6.0%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of March 31, 2014, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	10.6%
AA/U.S. Government and Agency Issues	25.2%
A	19.9%
BBB	29.7%
BB	3.5%
B	1.1%
CCC	0.4%
Not Rated	9.6%

100.0%

(c)	Open futures contracts outstanding as of March 31, 2014 were as follows:

Short Futures Outstanding	Number of Contracts	Unrealized Appreciation
U.S. Treasury 10-Year Notes (06/14)	13	$5,497

(d)	As of March 31, 2014, an investment with a value of $20,336 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2014

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$122,158,370	$-	$122,158,370	$-
	Mortgage-Backed Securities	44,713,808	-	44,713,808	-
	Asset-Backed Securities	33,660,041	-	33,660,041	-
	U.S. Government Agency Issues	6,128,001	-	6,128,001	-
	U.S. Treasury Obligations	14,053,389	-	14,053,389	-
	Foreign Government Bonds & Notes	3,219,368	-	3,219,368	-
	Municipal Bonds	582,038	-	582,038	-
	Short-Term Investment	3,662,554	3,662,554	-	-
	Derivatives:
	Interest Rate Contracts
	Futures	5,497	5,497	-	-

	Total Assets	$228,183,066	$3,668,051	$224,515,015	$-

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 36.2%

Azerbaijan - 0.2%

State Oil Co of the Azerbaijan Republic 5.450% due 02/09/17 ~	$200,000	$211,500

Barbados - 0.2%

Columbus International Inc 7.375% due 03/30/21 ~	300,000	309,375

Bermuda - 1.9%

China Oriental Group Co Ltd 7.000% due 11/17/17 ~	200,000	182,750
Digicel Group Ltd
7.125% due 04/01/22 ~	250,000	252,575
8.250% due 09/30/20 ~	700,000	750,750
10.500% due 04/15/18 ~	750,000	798,750
Digicel Ltd 7.000% due 02/15/20 ~	200,000	209,000
Ooredoo International Finance Ltd 7.875% due 06/10/19 ~	200,000	249,520

		2,443,345

Brazil - 0.4%

Banco Santander Brasil SA 8.000% due 03/18/16 ~	BRL 300,000	123,457
Banco Votorantim SA 6.250% due 05/16/16 ^ ~	300,000	152,380
Itau Unibanco Holding SA 10.500% due 11/23/15 ~	238,000	103,319
Oi SA 9.750% due 09/15/16 ~	300,000	119,987

		499,143

Cayman - 7.4%

21Vianet Group Inc 7.875% due 03/22/16 ~	CNY 1,000,000	162,294
Central China Real Estate Ltd
6.500% due 06/04/18 ~	$300,000	273,710
8.000% due 01/28/20 ~	500,000	459,950
China SCE Property Holdings Ltd
10.500% due 01/14/16 ~	CNY 1,000,000	164,177
11.500% due 11/14/17 ~	$500,000	520,000
China Shanshui Cement Group Ltd
6.500% due 07/22/14 ~	CNY 1,000,000	161,629
8.500% due 05/25/16 ~	$400,000	410,500
10.500% due 04/27/17 ~	400,000	428,000
Comcel Trust 6.875% due 02/06/24 ~	200,000	209,531
Country Garden Holdings Co Ltd
7.500% due 01/10/23 ~	1,200,000	1,122,000
10.500% due 08/11/15	100,000	106,750
11.250% due 04/22/17 ~	150,000	158,812
DP World Sukuk Ltd 6.250% due 07/02/17 ~	400,000	444,520
Dubai DOF Sukuk Ltd 6.450% due 05/02/22 ~	50,000	59,451
Dubai Holding Commercial Operations MTN Ltd 6.000% due 02/01/17	GBP 850,000	1,498,691
Jafz Sukuk Ltd 7.000% due 06/19/19 ~	$50,000	57,750
JBS Finance II Ltd 8.250% due 01/29/18 ~	400,000	432,000
Marfrig Overseas Ltd 9.500% due 05/04/20 ~	450,000	456,187
MIE Holdings Corp 9.750% due 05/12/16 ~	200,000	211,500

	Principal Amount	Value
Nile Finance Ltd 5.250% due 08/05/15 ~	$100,000	$103,100
Sukuk Funding No 3 Ltd 4.348% due 12/03/18 ~	400,000	411,100
Sunac China Holdings Ltd
9.375% due 04/05/18 ~	300,000	294,750
12.500% due 10/16/17 ~	600,000	647,250
Telemovil Finance Co Ltd 8.000% due 10/01/17 ~	700,000	751,625
Yuzhou Properties Co Ltd 8.625% due 01/24/19 ~	200,000	187,500

		9,732,777

Chile - 0.3%

Banco del Estado de Chile 4.125% due 10/07/20 ~	120,000	124,710
Corp Nacional del Cobre de Chile 3.750% due 11/04/20 ~	200,000	203,308
Empresa Nacional del Petroleo 5.250% due 08/10/20 ~	100,000	106,002

		434,020

Colombia - 0.4%

Ecopetrol SA 7.625% due 07/23/19	200,000	240,750
Emgesa SA ESP 8.750% due 01/25/21 ~	COP 238,000,000	128,840
Empresas Publicas de Medellin ESP 8.375% due 02/01/21 ~	242,000,000	128,858

		498,448

Cyprus - 0.3%

Mriya Agro Holding PLC 9.450% due 04/19/18 ~	$400,000	344,000

Hong Kong - 0.4%

China Railway Resources Huitung Ltd 3.850% due 02/05/23 ~	210,000	196,694
Gemdale International Holding Ltd 9.150% due 07/26/15 ~	CNY 1,000,000	167,666
Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	$100,000	105,684

		470,044

India - 0.1%

Export-Import Bank of India 4.000% due 01/14/23 ~	215,000	204,732

Indonesia - 0.3%

P.T. Pertamina Persero 6.000% due 05/03/42 ~	400,000	355,220

Ireland - 3.5%

Alfa Bank OJSC
7.500% due 09/26/19 ~	400,000	404,000
7.750% due 04/28/21 ~	400,000	411,000
8.625% due 04/26/16 ~	RUB 5,000,000	136,522
Brunswick Rail Finance Ltd 6.500% due 11/01/17 ~	$400,000	407,000
Credit Bank of Moscow 7.700% due 02/01/18 ~	400,000	388,500
Mobile Telesystems OJSC 8.625% due 06/22/20 ~	1,100,000	1,259,500
Vimpel Communications 7.748% due 02/02/21 ~	600,000	620,250

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Vnesheconombank
5.450% due 11/22/17 ~	$150,000	$153,555
5.942% due 11/21/23 ~	200,000	190,500
6.025% due 07/05/22 ~	200,000	196,260
6.800% due 11/22/25 ~	200,000	200,000
6.902% due 07/09/20 ~	200,000	210,740

		4,577,827

Kazakhstan - 2.8%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	220,000	199,650
Halyk Savings Bank of Kazakhstan JSC 7.250% due 01/28/21 ~	970,000	1,022,380
Kazkommertsbank JSC
6.875% due 02/13/17	EUR 400,000	546,930
7.500% due 11/29/16 ~	$200,000	195,000
7.875% due 04/07/14 ~	200,000	199,500
8.000% due 11/03/15 ~	450,000	447,750
KazMunayGas National Co JSC
5.750% due 04/30/43 ~	350,000	316,313
7.000% due 05/05/20 ~	260,000	294,450
Zhaikmunai LLP 7.125% due 11/13/19 ~	400,000	417,000

		3,638,973

Luxembourg - 3.5%

Cosan Luxembourg SA 9.500% due 03/14/18 ~	BRL 300,000	115,029
Gazprom Neft OAO 6.000% due 11/27/23 ~	$200,000	196,750
Gazprom OAO
4.950% due 02/06/28 ~	100,000	86,250
8.625% due 04/28/34 ~	145,000	166,025
MHP SA
8.250% due 04/02/20 ~	650,000	568,750
10.250% due 04/29/15 ~	650,000	643,500
Minerva Luxembourg SA
7.750% due 01/31/23 ~	400,000	410,600
12.250% due 02/10/22 ~	300,000	336,000
Promsvyazbank OJSC
8.500% due 04/25/17 ~	600,000	606,750
10.200% due 11/06/19 ~	200,000	204,000
Sberbank of Russia 5.717% due 06/16/21 ~	150,000	152,156
TMK OAO
6.750% due 04/03/20 ~	500,000	440,000
7.750% due 01/27/18 ~	700,000	677,250

		4,603,060

Malaysia - 0.5%

Axiata SPV1 Labuan Ltd 5.375% due 04/28/20 ~	100,000	109,547
MMI International Ltd 8.000% due 03/01/17 ~	200,000	205,000
Petronas Capital Ltd
5.250% due 08/12/19 ~	200,000	225,693
7.875% due 05/22/22 ~	115,000	150,786

		691,026

Mexico - 1.6%

America Movil SAB de CV 6.450% due 12/05/22	MXN 2,900,000	207,999
Cemex SAB de CV
6.500% due 12/10/19 ~	$200,000	213,250
9.000% due 01/11/18 ~	900,000	983,250
Petroleos Mexicanos
5.500% due 06/27/44	55,000	53,304
6.000% due 03/05/20	75,000	84,844
6.500% due 06/02/41	230,000	253,000

	Principal Amount	Value
7.190% due 09/12/24 ~	MXN 1,500,000	$112,179
8.000% due 05/03/19	$110,000	134,750

		2,042,576

Netherlands - 3.3%

DTEK Finance BV 9.500% due 04/28/15 ~	200,000	193,000
Indo Energy Finance II BV 6.375% due 01/24/23 ~	850,000	680,000
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	100,000	102,250
Majapahit Holding BV 7.750% due 01/20/20 ~	100,000	115,250
Marfrig Holding Europe BV
8.375% due 05/09/18 ~	200,000	200,600
9.875% due 07/24/17 ~	500,000	524,375
Metinvest BV
8.750% due 02/14/18 ~	700,000	651,000
10.250% due 05/20/15 ~	850,000	839,375
VimpelCom Holdings BV
7.504% due 03/01/22 ~	525,000	537,390
9.000% due 02/13/18 ~	RUB 5,000,000	137,235
VTR Finance BV 6.875% due 01/15/24 ~	$300,000	312,750

		4,293,225

Nigeria - 0.6%

Sea Trucks Group 9.000% due 03/26/18 ~	800,000	784,000

Peru - 0.2%

Minsur SA 6.250% due 02/07/24 ~	200,000	210,475

Philippines - 0.2%

Petron Corp 7.000% due 11/10/17	PHP 5,000,000	113,308
Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	$100,000	126,130

		239,438

Singapore - 0.4%

Olam International Ltd 6.000% due 10/25/22 ~	SGD 250,000	199,532
Yanlord Land Group Ltd
9.500% due 05/04/17 ~	$100,000	104,375
10.625% due 03/29/18 ~	200,000	214,000

		517,907

South Africa - 0.7%

Edcon Proprietary Ltd
9.500% due 03/01/18 ~	EUR 650,000	877,912

Spain - 0.3%

Cemex Espana Luxembourg
9.250% due 05/12/20 ~	$357,000	393,593

Sweden - 1.2%

Eileme 2 AB 11.625% due 01/31/20 ~	600,000	717,750
TVN Finance Corp III AB 7.375% due 12/15/20 ~	EUR 600,000	911,362

		1,629,112

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Turkey - 0.1%

Turkiye Garanti Bankasi AS 7.375% due 03/07/18 ~	TRY 300,000	$119,512

Ukraine - 0.7%

National JSC Naftogaz of Ukraine 9.500% due 09/30/14	$920,000	878,600

United Arab Emirates - 1.0%

Anka a Sukuk Ltd 10.000% due 08/25/16 ~	AED 500,000	150,082
Dolphin Energy Ltd 5.888% due 06/15/19 ~	$132,920	148,671
DP World Ltd 6.850% due 07/02/37 ~	700,000	760,550
Dubai Electricity & Water Authority 7.375% due 10/21/20 ~	170,000	205,700
Emirates Airline 4.500% due 02/06/25 ~	100,000	97,000

		1,362,003

United Kingdom - 3.0%

Afren PLC 6.625% due 12/09/20 ~	500,000	512,500
Arcos Dorados Holdings Inc 10.250% due 07/13/16 ~	BRL 250,000	102,743
DTEK Finance PLC 7.875% due 04/04/18 ~	$800,000	692,000
Oschadbank 8.250% due 03/10/16 ~	200,000	175,000
Sinochem Overseas Capital Co Ltd 4.500% due 11/12/20 ~	630,000	653,793
Trillion Chance Ltd 8.500% due 01/10/19 ~	400,000	390,000
Vedanta Resources PLC
8.250% due 06/07/21 ~	400,000	425,750
9.500% due 07/18/18 ~	450,000	510,750
Yingde Gases Investment Ltd 8.125% due 04/22/18 ~	500,000	502,500

		3,965,036

United States - 0.2%

Pemex Project Funding Master Trust 5.750% due 03/01/18	240,000	267,300

Venezuela - 0.5%

Petroleos de Venezuela SA
4.900% due 10/28/14	552,665	529,177
5.250% due 04/12/17 ~	87,000	65,467
5.375% due 04/12/27 ~	76,000	40,660
12.750% due 02/17/22 ~	40,000	36,400

		671,704

Total Corporate Bonds & Notes (Cost $47,372,485)		47,265,883

CONVERTIBLE CORPORATE BONDS & NOTES - 0.1%

Cayman - 0.1%

Chaowei Power Holdings Ltd 7.250% due 09/24/17 ~	CNY 1,000,000	159,095

Total Convertible Corporate Bonds & Notes (Cost $159,087)		159,095

	Principal Amount	Value
SENIOR LOAN NOTES - 1.5%

Dubai - 1.5%

Dubai World Term A due 09/30/15 µ	$653,840	$536,149
Term B due 09/30/18 µ	1,711,405	1,403,352

		1,939,501

Total Senior Loan Notes (Cost $1,957,240)		1,939,501

FOREIGN GOVERNMENT BONDS & NOTES - 46.8%

Argentina - 0.8%

Argentina Boden 7.000% due 10/03/15	865,000	846,835
Argentine Republic Government
8.280% due 12/31/33	235,628	185,931
8.750% due 06/02/17	60,000	56,100

		1,088,866

Azerbaijan - 0.1%

Republic of Azerbaijan International Bond
4.750% due 03/18/24 ~	200,000	201,800

Belarus - 0.5%

Republic of Belarus
8.750% due 08/03/15 ~	110,000	111,925
8.950% due 01/26/18 ~	510,000	525,300

		637,225

Bolivia - 0.1%

Bolivian Government 4.875% due 10/29/22 ~	100,000	99,750

Brazil - 3.7%

Banco Nacional de Desenvolvimento Economico e Social 6.500% due 06/10/19 ~	170,000	192,950
Brazil Letras do Tesouro Nacional
11.457% due 01/01/16	BRL 1,770,000	637,947
11.860% due 01/01/17	6,700,000	2,135,646
Brazil Notas do Tesouro Nacional ‘F’ 10.000% due 01/01/23	2,640,000	1,037,937
Brazilian Government
4.250% due 01/07/25	$375,000	363,281
4.875% due 01/22/21	200,000	213,600
5.875% due 01/15/19	90,000	101,700
8.875% due 04/15/24	150,000	202,500

		4,885,561

Chile - 0.2%

Chile Government
3.250% due 09/14/21	100,000	100,750
6.000% due 01/01/20 ~	CLP 60,000,000	116,068

		216,818

Colombia - 2.1%

Colombia Government
6.125% due 01/18/41	$290,000	326,360
7.375% due 03/18/19	140,000	169,050
7.750% due 04/14/21	COP 365,000,000	208,678
8.125% due 05/21/24	$330,000	430,650
9.850% due 06/28/27	COP 149,000,000	98,682
11.750% due 02/25/20	$202,000	292,900
12.000% due 10/22/15	COP 176,000,000	99,583

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Colombian TES
7.000% due 05/04/22	COP 870,000,000	$460,227
7.500% due 08/26/26	380,000,000	198,911
10.000% due 07/24/24	654,000,000	416,606
Empresa de Telecomunicaciones de Bogota 7.000% due 01/17/23 ~	144,000,000	66,087

		2,767,734

Costa Rica - 0.3%

Costa Rica Government
4.250% due 01/26/23 ~	$200,000	186,000
4.375% due 04/30/25 ~	90,000	81,225
5.625% due 04/30/43 ~	90,000	78,525

		345,750

Croatia - 0.7%

Croatia Government
6.375% due 03/24/21 ~	240,000	259,800
6.625% due 07/14/20 ~	470,000	516,530
6.750% due 11/05/19 ~	100,000	110,625

		886,955

Dominican Republic - 0.3%

Dominican Republic
5.875% due 04/18/24 ~	260,000	255,658
6.600% due 01/28/24 ~	100,000	102,750

		358,408

Ecuador - 0.1%

Ecuador Government 9.375% due 12/15/15 ~	100,000	106,300

Egypt - 0.1%

Egypt Government 5.750% due 04/29/20 ~	100,000	103,250

El Salvador - 0.3%

El Salvador Government
5.875% due 01/30/25 ~	85,000	80,325
7.650% due 06/15/35 ~	145,000	145,000
8.250% due 04/10/32 ~	120,000	128,400

		353,725

Gabon - 0.3%

Gabonese Republic 6.375% due 12/12/24 ~	400,000	425,000

Georgia - 0.2%

Georgia Government 6.875% due 04/12/21 ~	200,000	219,400

Ghana - 0.1%

Republic of Ghana 8.500% due 10/04/17 ~	130,000	132,437

Guatemala - 0.1%

Guatemala Government 4.875% due 02/13/28 ~	200,000	195,000

Hungary - 2.9%

Hungary Government
4.125% due 02/19/18	264,000	269,280
4.750% due 02/03/15	81,000	83,033
5.375% due 02/21/23	460,000	468,234

	Principal Amount	Value
5.375% due 03/25/24	$184,000	$184,828
5.500% due 12/22/16	HUF 64,690,000	301,098
5.750% due 11/22/23	$370,000	383,875
6.000% due 11/24/23	HUF 50,180,000	235,190
6.250% due 01/29/20	$236,000	258,715
6.500% due 06/24/19	HUF 20,430,000	98,600
6.750% due 11/24/17	115,230,000	557,664
7.000% due 06/24/22	77,090,000	383,466
7.625% due 03/29/41	$276,000	319,470
7.750% due 08/24/15	HUF 62,670,000	297,922

		3,841,375

Indonesia - 1.4%

Indonesia Government
5.875% due 03/13/20 ~	$100,000	109,750
6.875% due 01/17/18 ~	525,000	599,156
8.500% due 10/12/35 ~	170,000	218,025
10.375% due 05/04/14 ~	60,000	60,675
Indonesia Treasury
5.872% due 10/09/14	IDR 656,000,000	56,027
6.125% due 05/15/28	630,000,000	44,824
6.625% due 05/15/33	2,830,000,000	202,777
8.375% due 03/15/24	230,000,000	20,879
8.375% due 03/15/34	2,574,000,000	224,483
9.000% due 03/15/29	474,000,000	43,580
9.500% due 06/15/15	3,000,000,000	272,514

		1,852,690

Iraq - 0.4%

Republic of Iraq 5.800% due 01/15/28 ~	$530,000	470,375

Ivory Coast - 0.9%

Ivory Coast Government 5.750% due 12/31/32 § ~	1,220,000	1,152,900

Kazakhstan - 0.3%

Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.250% due 05/20/15 ~	400,000	416,200

Latvia - 0.2%

Republic of Latvia 2.750% due 01/12/20 ~	300,000	289,575

Lebanon - 1.0%

Lebanon Government
4.100% due 06/12/15 ~	128,000	129,248
5.150% due 11/12/18 ~	150,000	149,325
5.450% due 11/28/19 ~	100,000	99,510
6.100% due 10/04/22 ~	343,000	339,673
6.375% due 03/09/20	229,000	237,015
6.600% due 11/27/26 ~	130,000	130,975
8.250% due 04/12/21 ~	204,000	230,265

		1,316,011

Lithuania - 0.6%

Lithuania Government
5.125% due 09/14/17 ~	200,000	219,236
6.125% due 03/09/21 ~	200,000	229,540
6.625% due 02/01/22 ~	200,000	236,900
7.375% due 02/11/20 ~	120,000	145,200

		830,876

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Malaysia - 1.6%

Malaysia Government
3.418% due 08/15/22	MYR 2,900,000	$849,587
3.480% due 03/15/23	1,400,000	408,773
3.580% due 09/28/18	1,280,000	390,135
4.160% due 07/15/21	100,000	30,912
4.262% due 09/15/16	1,300,000	406,546

		2,085,953

Mexico - 2.9%

Mexican Bonos
6.500% due 06/09/22	MXN 4,000,000	316,508
7.500% due 06/03/27	6,200,000	517,604
7.750% due 05/29/31	6,300,000	527,463
7.750% due 11/13/42	2,000,000	164,307
8.500% due 05/31/29	5,870,000	526,505
8.500% due 11/18/38	3,000,000	267,787
10.000% due 12/05/24	1,000,000	99,318
10.000% due 11/20/36	4,000,000	406,948
Mexico Government
4.750% due 03/08/44	$170,000	161,883
5.750% due 10/12/10	160,000	158,000
5.950% due 03/19/19	130,000	151,450
6.050% due 01/11/40	112,000	127,960
6.750% due 09/27/34	250,000	306,250

		3,731,983

Morocco - 0.2%

Morocco Government 4.250% due 12/11/22 ~	300,000	292,500

Nigeria - 0.1%

Nigeria Government 16.000% due 06/29/19	NGN 10,000,000	65,361

Pakistan - 0.2%

Pakistan Government 7.125% due 03/31/16 ~	$200,000	205,500

Panama - 0.4%

Panama Government
4.300% due 04/29/53	40,000	32,950
6.700% due 01/26/36	200,000	236,000
8.875% due 09/30/27	90,000	125,100
9.375% due 04/01/29	70,000	99,610

		493,660

Paraguay - 0.1%

Republic of Paraguay 4.625% due 01/25/23 ~	200,000	200,000

Peru - 0.8%

Peruvian Government
6.850% due 02/12/42 ~	PEN 65,000	22,483
6.900% due 08/12/37 ~	217,000	76,491
6.950% due 08/12/31 ~	170,000	61,099
7.125% due 03/30/19	$40,000	48,450
7.350% due 07/21/25	168,000	216,930
8.200% due 08/12/26 ~	PEN 718,000	295,176
8.750% due 11/21/33	$270,000	395,550

		1,116,179

	Principal Amount	Value
Philippines - 1.3%

Philippine Government
3.900% due 11/26/22	PHP 10,000,000	$214,071
4.000% due 01/15/21	$180,000	189,675
7.750% due 01/14/31	120,000	164,550
9.500% due 02/02/30	427,000	666,120
10.625% due 03/16/25	270,000	421,537

		1,655,953

Poland - 2.1%

Poland Government
2.750% due 08/25/23 ^	PLN 170,764	58,854
3.000% due 08/24/16 ^	250,470	86,581
3.000% due 03/17/23	$68,000	63,750
4.000% due 10/25/23	PLN 811,000	263,583
4.750% due 04/25/17	131,000	45,177
5.000% due 03/23/22	$129,000	141,094
5.750% due 10/25/21	PLN 601,000	220,421
5.250% due 10/25/20	306,000	109,009
5.500% due 10/25/19	921,000	330,986
5.750% due 09/23/22	2,892,000	1,063,652
5.750% due 04/25/29	467,000	174,287
6.375% due 07/15/19	$166,000	195,174

		2,752,568

Romania - 1.3%

Romania Government
4.375% due 08/22/23 ~	444,000	437,895
5.600% due 11/28/18	RON 80,000	25,906
5.750% due 04/29/20	190,000	61,177
5.800% due 10/26/15	560,000	179,894
5.850% due 07/28/14	400,000	124,888
5.850% due 04/26/23	120,000	38,672
5.900% due 07/26/17	370,000	120,216
6.125% due 01/22/44 ~	$70,000	74,060
6.750% due 02/07/22 ~	502,000	586,712

		1,649,420

Russia - 3.8%

Russian Federal
6.200% due 01/31/18	RUB 11,552,000	311,370
6.800% due 12/11/19	17,284,000	459,609
6.900% due 08/03/16	14,586,000	408,484
7.000% due 01/25/23	6,992,000	180,046
7.000% due 08/16/23	4,404,000	112,525
7.050% due 01/19/28	3,118,000	77,533
7.400% due 04/19/17	13,846,000	389,509
7.400% due 06/14/17	16,940,000	473,407
7.500% due 03/15/18	5,316,000	147,728
7.500% due 02/27/19	25,988,000	719,038
7.600% due 04/14/21	11,862,000	321,822
7.600% due 07/20/22	4,033,000	107,359
8.150% due 02/03/27	5,700,000	155,310
Russian Foreign
5.875% due 09/16/43 ~	$200,000	198,500
7.500% due 03/31/30 § ~	769,940	877,347

		4,939,587

Senegal - 0.2%

Senegal Government 8.750% due 05/13/21 ~	200,000	228,250

Serbia - 0.7%

Republic of Serbia
4.875% due 02/25/20 ~	200,000	200,500
5.875% due 12/03/18 ~	200,000	212,500
7.250% due 09/28/21 ~	400,000	449,540

		862,540

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
South Africa - 3.7%

South Africa Government
5.500% due 03/09/20	$200,000	$218,200
5.875% due 05/30/22	200,000	220,540
6.250% due 03/31/36	ZAR 2,000,000	141,877
6.500% due 02/28/41	2,200,000	156,967
6.750% due 03/31/21	1,100,000	96,618
6.875% due 05/27/19	$210,000	243,075
7.000% due 02/28/31	ZAR 9,880,000	794,358
7.750% due 02/28/23	7,000,000	642,989
8.000% due 12/21/18	7,800,000	746,543
8.250% due 09/15/17	8,000,000	775,224
8.750% due 02/28/48	1,100,000	101,175
10.500% due 12/21/26	6,300,000	694,614

		4,832,180

Sri Lanka - 0.2%

Sri Lanka Government 6.250% due 07/27/21 ~	$200,000	209,250

Thailand - 1.4%

Thailand Government
1.200% due 07/14/21 ^ ~	THB 4,253,880	125,007
1.250% due 03/12/28 ^ ~	3,060,810	84,538
3.250% due 06/16/17	10,000,000	313,872
3.625% due 06/16/23	14,443,000	444,549
3.650% due 12/17/21	6,900,000	214,308
3.875% due 06/13/19	21,700,000	692,059

		1,874,333

Turkey - 3.6%

Turkey Government
3.000% due 02/23/22 ^	TRY 1,775,973	808,845
4.000% due 04/01/20 ^	399,734	193,823
5.625% due 03/30/21	$100,000	104,800
6.000% due 01/14/41	200,000	197,250
6.750% due 04/03/18	190,000	209,855
6.875% due 03/17/36	430,000	467,732
7.000% due 06/05/20	345,000	388,677
7.100% due 03/08/23	TRY 500,000	193,368
7.250% due 03/05/38	$160,000	181,600
7.375% due 02/05/25	125,000	143,687
7.500% due 07/14/17	120,000	135,344
8.000% due 02/14/34	160,000	194,400
8.300% due 06/20/18	TRY 530,000	232,960
8.500% due 09/14/22	700,000	299,341
8.800% due 09/27/23	300,000	129,481
9.000% due 05/21/14 ^	822,040	388,987
9.500% due 01/12/22	300,000	135,650
10.400% due 03/27/19	600,000	282,572

		4,688,372

Ukraine - 1.1%

Ukraine Government
7.500% due 04/17/23 ~	$600,000	561,000
7.750% due 09/23/20 ~	200,000	189,000
7.800% due 11/28/22 ~	70,000	65,362
7.950% due 06/04/14 ~	200,000	196,540
7.950% due 02/23/21 ~	200,000	190,000
9.250% due 07/24/17 ~	250,000	247,500

		1,449,402

United Arab Emirates - 0.3%

Emirate of Dubai Government 7.750% due 10/05/20 ~	325,000	407,550

	Principal Amount	Value
Uruguay - 1.0%

Uruguay Government
3.700% due 06/26/37 ^	UYU 1,343,227	$56,350
4.125% due 11/20/45	$167,374	136,234
4.250% due 04/05/27 ^	UYU 6,725,901	309,243
4.375% due 12/15/28 ^	2,507,861	116,349
4.500% due 08/14/24 ^	$319,235	328,014
5.000% due 09/14/18 ^	UYU 1,072,959	49,826
7.625% due 03/21/36	$92,000	118,220
7.875% due 01/15/33	168,000	220,920

		1,335,156

Venezuela - 1.8%

Venezuela Government
5.750% due 02/26/16 ~	50,000	43,562
6.000% due 12/09/20 ~	62,000	42,315
7.650% due 04/21/25	130,000	87,750
7.750% due 10/13/19 ~	195,000	149,175
8.250% due 10/13/24 ~	57,000	39,900
8.500% due 10/08/14	316,000	311,260
9.000% due 05/07/23 ~	150,000	112,125
9.250% due 09/15/27	85,000	63,750
9.250% due 05/07/28 ~	119,000	87,465
11.750% due 10/21/26 ~	792,100	679,226
11.950% due 08/05/31 ~	692,500	592,087
12.750% due 08/23/22 ~	207,000	191,475

		2,400,090

Vietnam - 0.3%

Vietnam Government
6.750% due 01/29/20 ~	200,000	225,250
6.875% due 01/15/16 ~	200,000	216,000

		441,250

Total Foreign Government Bonds & Notes (Cost $61,973,199)		61,111,018

SHORT-TERM INVESTMENTS - 14.6%

Foreign Government Issue - 0.1%

Nigeria Treasury Bills
14.970% due 04/10/14	NGN 24,900,000	150,799

	Shares
Money Market Fund - 14.5%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	18,883,230	18,883,230

Total Short-Term Investments (Cost $19,038,734)		19,034,029

TOTAL INVESTMENTS - 99.2% (Cost $130,500,745)		129,509,526

OTHER ASSETS & LIABILITIES, NET - 0.8%		1,006,423

NET ASSETS - 100.0%		$130,515,949

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2014

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Foreign Government Bonds & Notes	46.8%
Corporate Bonds & Notes	36.2%
Short-Term Investments	14.6%
Others (each less than 3.0%)	1.6%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of March 31, 2014, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AA	0.4%
A	8.8%
BBB	21.0%
BB	20.1%
B	16.4%
CCC	2.1%
Not Rated	31.2%

100.0%

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	Forward foreign currency contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	1,588,060	USD	701,750	04/14	BRC	($2,221)
BRL	1,680,935	USD	742,791	04/14	GSC	(2,350)
BRL	1,327,480	USD	550,000	04/14	GSC	34,746
BRL	476,408	USD	199,281	04/14	MER	10,574
BRL	1,746,807	USD	740,000	04/14	MSC	29,456
BRL	281,700	USD	124,481	04/14	UBS	(394)
BRL	279,720	USD	120,000	05/14	BRC	2,155
BRL	1,680,935	USD	713,440	05/14	GSC	20,633
BRL	1,444,290	USD	620,000	05/14	SCB	10,729
CLP	22,220,000	USD	40,000	04/14	GSC	389
CLP	52,153,875	USD	93,248	04/14	HSB	1,552
CLP	147,298,262	USD	263,385	04/14	SCB	4,359
CNH	5,513,200	USD	895,000	03/15	HSB	(13,864)
CNH	5,632,467	USD	903,413	03/15	SCB	(3,444)
CNY	12,896,845	USD	2,102,964	04/14	HSB	(30,166)
CNY	1,049,580	USD	170,000	04/14	MER	(1,310)
COP	138,320,000	USD	70,000	04/14	BRC	11
COP	1,333,384,800	USD	660,000	04/14	CSF	15,280
CZK	14,299,961	USD	708,994	04/14	DUB	8,762
CZK	797,002	USD	40,000	04/14	MSC	4
CZK	4,681,124	USD	235,412	05/14	BRC	(409)
EUR	800,000	USD	1,082,516	04/14	BRC	19,572
HUF	108,105,936	USD	481,127	04/14	DUB	2,619
HUF	43,161,882	USD	190,000	04/14	UBS	3,138
IDR	595,702,496	USD	51,900	04/14	DUB	264
IDR	1,474,720,000	USD	130,000	04/14	MER	(865)
IDR	1,949,900,000	USD	170,000	04/14	SCB	744
ILS	691,160	USD	197,100	04/14	DUB	1,016
ILS	876,613	USD	250,000	04/14	MER	1,274
INR	68,686,936	USD	1,098,200	04/14	GSC	42,637
INR	78,188,000	USD	1,255,387	04/14	MER	43,256
KRW	874,284,000	USD	820,000	04/14	JPM	115
MXN	2,499,326	USD	190,000	04/14	BRC	996
MXN	14,694,219	USD	1,095,725	04/14	CIT	27,193
MXN	10,747,716	USD	802,158	04/14	CSF	19,172
MXN	17,557,848	USD	1,340,000	04/14	GSC	1,753
MXN	5,234,125	USD	390,138	04/14	JPM	9,849
MXN	9,423,363	USD	701,253	04/14	SCB	18,871
MXN	6,475,767	USD	482,978	05/14	CIT	10,713
MXN	10,744,222	USD	802,011	05/14	HSB	17,092
MYR	130,820	USD	40,000	04/14	BRC	(24)
MYR	1,322,220	USD	398,509	04/14	BRC	5,530
MYR	197,310	USD	60,000	04/14	GSC	293
MYR	570,000	USD	173,442	04/14	JPM	737
MYR	329,750	USD	100,000	04/14	MER	764
MYR	2,199,113	USD	668,423	05/14	BRC	2,150
MYR	1,300,000	USD	394,621	06/14	DUB	1,008
MYR	1,400,000	USD	424,307	06/14	UBS	1,755
PEN	112,320	USD	39,584	04/14	UBS	205
PEN	142,023	USD	48,497	11/14	DUB	757
PEN	523,801	USD	179,138	11/14	MER	2,517
PEN	123,981	USD	42,271	11/14	MSC	726
PHP	36,198,825	USD	796,454	05/14	HSB	9,577

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2014

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
PLN	1,836,855	USD	593,049	04/14	BRC	$13,245
PLN	5,257,703	USD	1,728,517	05/14	DUB	3,686
RON	2,445,380	USD	734,128	04/14	DUB	19,824
RUB	12,115,900	USD	340,000	04/14	BRC	3,064
RUB	38,053,664	USD	1,058,367	04/14	HSB	18,909
RUB	8,604,000	USD	240,000	04/14	JPM	3,501
RUB	6,815,300	USD	190,000	04/14	MER	2,880
RUB	64,213,358	USD	1,756,457	05/14	BRC	49,508
RUB	35,096,375	USD	955,531	05/14	CSF	31,535
RUB	5,841,600	USD	160,000	05/14	HSB	4,292
SGD	88,241	USD	70,000	04/14	BRC	151
SGD	2,958,048	USD	2,334,687	04/14	MER	16,927
THB	8,152,500	USD	250,000	04/14	BRC	977
THB	11,343,939	USD	344,478	04/14	UBS	4,749
THB	11,800,000	USD	363,356	05/14	GSC	(592)
THB	9,500,000	USD	291,859	05/14	MER	197
THB	29,867,371	USD	917,443	06/14	SCB	(463)
TRY	1,494,100	USD	670,000	04/14	HSB	21,751
TRY	1,491,052	USD	670,000	04/14	UBS	20,340
TRY	1,384,938	USD	620,000	05/14	CIT	15,548
TRY	762,875	USD	340,000	05/14	HSB	10,083
TWD	2,738,700	USD	90,000	04/14	GSC	15
TWD	28,100,000	USD	929,386	04/14	MER	(5,804)
TWD	27,630,174	USD	912,339	04/14	SCB	(4,198)
USD	660,124	BRL	1,588,060	04/14	BRC	(39,406)
USD	718,963	BRL	1,680,935	04/14	GSC	(21,477)
USD	586,602	BRL	1,327,480	04/14	GSC	1,856
USD	210,521	BRL	476,408	04/14	MER	666
USD	771,899	BRL	1,746,807	04/14	MSC	2,442
USD	120,000	BRL	281,700	04/14	UBS	(4,087)
USD	907,296	BRL	2,076,165	05/14	CIT	624
USD	895,000	CNH	5,585,695	03/17	HSB	10,936
USD	264,033	CNH	1,671,328	03/17	SCB	(455)
USD	639,380	CNH	4,033,849	03/17	SCB	1,023
USD	493,618	COP	995,379,862	04/14	JPM	(10,483)
USD	102,470	COP	202,833,685	04/14	MER	(253)
USD	146,853	EUR	107,405	04/14	BRC	(1,109)
USD	3,084,099	EUR	2,270,240	04/14	DUB	(43,407)
USD	1,448,464	GBP	882,133	04/14	UBS	(22,015)
USD	245,407	HUF	55,493,374	05/14	BRC	(2,524)
USD	23,450	HUF	5,350,662	05/14	DUB	(455)
USD	50,793	KRW	54,150,000	04/14	UBS	(2)
USD	217,666	MXN	2,856,736	04/14	DUB	(642)
USD	344,841	MXN	4,587,493	04/14	HSB	(5,730)
USD	219,967	PLN	670,760	05/14	BRC	(1,001)
USD	188,303	PLN	571,225	05/14	DUB	101
USD	71,421	RON	236,182	04/14	BRC	(1,398)
USD	10,354	RON	34,235	04/14	JPM	(201)
USD	378,963	RON	1,251,336	05/14	BRC	(6,103)
USD	557,119	RUB	20,376,683	04/14	BRC	(19,560)
USD	1,104,587	RUB	39,989,248	04/14	CSF	(27,411)
USD	456,470	RUB	16,821,109	04/14	HSB	(19,583)
USD	892,324	RUB	31,250,534	04/14	HSB	7,459
USD	275,710	RUB	9,888,973	05/14	HSB	(2,412)
USD	80,000	SGD	101,244	04/14	MER	(488)
USD	730,000	TRY	1,702,360	04/14	CIT	(58,173)
USD	161,063	TRY	374,504	04/14	DUB	(12,328)
USD	234,252	TRY	527,792	04/14	MSC	(10,110)
USD	50,000	TRY	108,030	04/14	UBS	(17)
USD	411,385	TRY	894,885	05/14	HSB	722
USD	355,158	TRY	855,303	08/14	DUB	(27,391)
USD	635,108	ZAR	6,984,066	04/14	BRC	(25,230)
USD	694,892	ZAR	7,638,395	04/14	UBS	(27,313)
ZAR	1,196,951	USD	110,000	04/14	DUB	3,171
ZAR	7,739,078	USD	715,197	04/14	GSC	16,527
ZAR	644,290	USD	60,000	04/14	UBS	917

Total Forward Foreign Currency Contracts						$215,701

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2014

(e)	Swap agreements outstanding as of March 31, 2014 were as follows:

Interest Rate Swaps

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Brazil CETIP Interbank	HSB	Pay	10.955%	07/01/15	BRL 1,678,377	($8,802)	$—	($8,802)
3-Month ZAR JIBAR	BRC	Pay	6.580%	11/07/16	ZAR 6,800,000	(8,171)	—	(8,171)
Brazil CETIP Interbank	HSB	Pay	12.303%	01/02/17	BRL 3,251,816	(51,737)	—	(51,737)
Brazil CETIP Interbank	HSB	Pay	12.490%	01/02/17	1,587,981	(22,255)	—	(22,255)
3-Month ZAR JIBAR	HSB	Pay	6.695%	01/14/17	ZAR 3,762,000	(1,406)		(1,406)
3-Month ZAR JIBAR	MSC	Pay	6.760%	01/17/17	3,800,000	(3,031)	—	(3,031)

						($95,402)	$—	($95,402)

Total Return Swaps

Receive Total Return	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Treasury 12.800% due 06/15/21	SCB	06/15/21	IDR 3,600,000,000	$414,276	$431,923	($17,647)
Indonesia Treasury 8.375% due 03/15/24	SCB	03/15/24	6,041,000,000	550,454	525,328	25,126
Indonesia Treasury 11.000% due 09/15/25	SCB	09/15/25	800,000,000	84,550	96,099	(11,549)
Indonesia Treasury 8.375% due 09/15/26	SCB	09/15/26	900,000,000	79,708	90,713	(11,005)
Indonesia Treasury 7.000% due 05/15/27	SCB	05/15/27	1,800,000,000	144,396	162,143	(17,747)
Indonesia Treasury 10.500% due 08/15/30	SCB	08/15/30	1,500,000,000	157,090	178,474	(21,384)
Indonesia Treasury 6.625% due 05/15/33	SCB	05/15/33	270,000,000	19,937	22,825	(2,888)
Indonesia Treasury 8.375% due 03/15/34	HSB	03/15/34	584,000,000	74,477	68,927	5,550
Indonesia Treasury 8.375% due 03/15/34	SCB	03/15/34	1,279,000,000	88,633	82,025	6,608

				$1,613,521	$1,658,457	($44,936)

Total Swap Agreements				$1,518,119	$1,658,457	($140,338)

(f)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$47,265,883	$—	$47,265,883	$—
	Convertible Corporate Bonds & Notes	159,095	—	159,095	—
	Senior Loan Notes	1,939,501	—	1,939,501	—
	Foreign Government Bonds & Notes	61,111,018	—	61,111,018	—
	Short-Term Investments	19,034,029	18,883,230	150,799	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	672,569	—	672,569	—
	Interest Rate Contracts
	Swaps	1,613,521	—	1,613,521	—

	Total Assets-Derivatives	2,286,090	—	2,286,090	—

	Total Assets	131,795,616	18,883,230	112,912,386	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(456,868)	—	(456,868)	—
	Interest Rate Contracts
	Swaps	(95,402)	—	(95,402)	—

	Total Liabilities-Derivatives	(552,270)	—	(552,270)	—

	Total Liabilities	(552,270)	—	(552,270)	—

	Total	$131,243,346	$18,883,230	$112,360,116	$—

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL COMSTOCK FUND

Schedule of Investments

March 31, 2014

	Shares	Value
COMMON STOCKS - 96.7%

Consumer Discretionary - 13.5%

Carnival Corp (Panama)	120,593	$4,565,651
Comcast Corp ‘A’	85,893	4,296,367
General Motors Co	165,419	5,693,721
Johnson Controls Inc	67,905	3,213,264
Kohl’s Corp	58,915	3,346,371
Newell Rubbermaid Inc	60,714	1,815,349
Target Corp	35,675	2,158,694
Time Warner Cable Inc	29,229	4,009,634
Time Warner Inc	27,129	1,772,338
Twenty-First Century Fox Inc ‘B’	124,246	3,866,536
Viacom Inc ‘B’	82,853	7,041,676

		41,779,601

Consumer Staples - 5.0%

ConAgra Foods Inc	153,696	4,769,187
CVS Caremark Corp	70,988	5,314,162
Mondelez International Inc ‘A’	75,907	2,622,587
Tyson Foods Inc ‘A’	3,464	152,451
Unilever NV ‘NY’ (Netherlands)	60,836	2,501,576

		15,359,963

Energy - 15.9%

BP PLC ADR (United Kingdom)	122,887	5,910,865
Chevron Corp	31,548	3,751,373
Halliburton Co	124,056	7,305,658
Murphy Oil Corp	62,420	3,923,721
Noble Corp PLC (United Kingdom)	33,828	1,107,529
Occidental Petroleum Corp	36,862	3,512,580
QEP Resources Inc	109,383	3,220,236
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	81,405	5,947,449
Suncor Energy Inc (Canada)	180,299	6,303,253
Weatherford International Ltd (Switzerland) *	473,892	8,226,765

		49,209,429

Financials - 24.2%

Aflac Inc	28,637	1,805,276
Bank of America Corp	326,087	5,608,696
Citigroup Inc	255,511	12,162,324
Fifth Third Bancorp	150,530	3,454,664
JPMorgan Chase & Co	169,469	10,288,463
MetLife Inc	76,926	4,061,693
Morgan Stanley	154,298	4,809,469
State Street Corp	33,630	2,338,967
The Allstate Corp	103,998	5,884,207
The Bank of New York Mellon Corp	190,875	6,735,979
The Goldman Sachs Group Inc	17,571	2,879,008
The PNC Financial Services Group Inc	58,506	5,090,022
The Travelers Cos Inc	12,673	1,078,472
US Bancorp	37,378	1,602,021
Wells Fargo & Co	139,911	6,959,173

		74,758,434

Health Care - 14.8%

Bristol-Myers Squibb Co	80,981	4,206,963
Cardinal Health Inc	26,410	1,848,172
Express Scripts Holding Co *	32,308	2,426,008
GlaxoSmithKline PLC ADR (United Kingdom)	52,432	2,801,442
Merck & Co Inc	124,804	7,085,123
Novartis AG (Switzerland)	54,047	4,590,504
Pfizer Inc	167,143	5,368,633
Roche Holding AG ADR (Switzerland)	81,759	3,083,949
Sanofi ADR (France)	79,941	4,179,315
UnitedHealth Group Inc	76,804	6,297,160
WellPoint Inc	37,884	3,771,352

		45,658,621

	Shares	Value
Industrials - 6.5%

Emerson Electric Co	52,907	$ 3,534,188
General Electric Co	241,044	6,240,629
Honeywell International Inc	25,705	2,384,396
Ingersoll-Rand PLC (Ireland)	69,915	4,001,935
Textron Inc	97,130	3,816,238

		19,977,386

Information Technology - 10.1%

Autodesk Inc *	36,773	1,808,496
Cisco Systems Inc	212,195	4,755,290
Corning Inc	173,788	3,618,266
eBay Inc *	80,460	4,444,610
Hewlett-Packard Co	185,503	6,002,877
Intel Corp	111,013	2,865,246
Microsoft Corp	139,495	5,717,900
Yahoo! Inc *	51,965	1,865,544

		31,078,229

Materials - 2.2%

Alcoa Inc	284,676	3,663,780
International Paper Co	65,069	2,985,366

		6,649,146

Telecommunication Services - 2.0%

AT&T Inc	33,174	1,163,412
Verizon Communications Inc	67,036	3,188,903
Vivendi SA (France)	32,559	908,299
Vodafone Group PLC ADR (United Kingdom)	23,156	852,372

		6,112,986

Utilities - 2.5%

FirstEnergy Corp	43,572	1,482,755
PG&E Corp	58,134	2,511,389
PPL Corp	111,272	3,687,554

		7,681,698

Total Common Stocks (Cost $188,965,018)		298,265,493

SHORT-TERM INVESTMENT - 3.4%

Money Market Fund - 3.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	10,536,193	10,536,193

Total Short-Term Investment (Cost $10,536,193)		10,536,193

TOTAL INVESTMENTS - 100.1% (Cost $199,501,211)		308,801,686

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(203,878)

NET ASSETS - 100.0%		$308,597,808

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL COMSTOCK FUND

Schedule of Investments (Continued)

March 31, 2014

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Financials	24.2%
Energy	15.9%
Health Care	14.8%
Consumer Discretionary	13.5%
Information Technology	10.1%
Industrials	6.5%
Consumer Staples	5.0%
Short-Term Investment	3.4%
Others (each less than 3.0%)	6.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Forward foreign currency contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,614,780	CAD	1,813,469	04/14	BRC	($24,568)
USD	1,645,312	CAD	1,847,858	04/14	CIB	(25,123)
USD	1,615,016	CAD	1,813,469	04/14	GSC	(24,332)
USD	2,155,733	CHF	1,905,222	04/14	BRC	137
USD	2,107,940	CHF	1,863,025	04/14	CIT	86
USD	2,107,972	CHF	1,863,026	04/14	GSC	117
USD	2,780,390	EUR	2,016,567	04/14	BRC	2,434
USD	2,779,836	EUR	2,016,566	04/14	CIB	1,879
USD	2,780,645	EUR	2,016,566	04/14	CIT	2,688
USD	2,776,892	EUR	2,013,986	04/14	GSC	2,489
USD	1,994,326	GBP	1,209,646	04/14	BRC	(21,913)
USD	1,994,838	GBP	1,209,645	04/14	CIB	(21,400)
USD	1,975,695	GBP	1,198,149	04/14	CIT	(21,381)
USD	1,994,561	GBP	1,209,646	04/14	GSC	(21,678)

Total Forward Foreign Currency Contracts						($150,565)

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$41,779,601	$41,779,601	$—	$—
	Consumer Staples	15,359,963	15,359,963	—	—
	Energy	49,209,429	49,209,429	—	—
	Financials	74,758,434	74,758,434	—	—
	Health Care	45,658,621	41,068,117	4,590,504	—
	Industrials	19,977,386	19,977,386	—	—
	Information Technology	31,078,229	31,078,229	—	—
	Materials	6,649,146	6,649,146	—	—
	Telecommunication Services	6,112,986	5,204,687	908,299	—
	Utilities	7,681,698	7,681,698	—	—

		298,265,493	292,766,690	5,498,803	—
	Short-Term Investment	10,536,193	10,536,193	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	9,830	—	9,830	—

	Total Assets	308,811,516	303,302,883	5,508,633	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(160,395)	—	(160,395)	—

	Total Liabilities	(160,395)	—	(160,395)	—

	Total	$308,651,121	$303,302,883	$5,348,238	$—

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL GROWTH FUND (Formerly PL Growth LT Fund)

Schedule of Investments

March 31, 2014

	Shares	Value
COMMON STOCKS - 97.3%

Consumer Discretionary - 22.8%

Amazon.com Inc *	3,678	$1,237,720
AMC Networks Inc ‘A’ *	2,170	158,604
AutoZone Inc *	933	501,113
Comcast Corp ‘Special A’	28,710	1,399,900
Discovery Communications Inc ‘A’ *	14,910	1,233,056
Las Vegas Sands Corp	15,510	1,252,897
LVMH Moet Hennessy Louis Vuitton SA (France)	3,530	642,610
Marriott International Inc ‘A’	15,740	881,755
Michael Kors Holdings Ltd (United Kingdom) *	6,350	592,265
NIKE Inc ‘B’	8,730	644,798
priceline.com Inc *	1,642	1,957,083
PVH Corp	3,486	434,948
Ross Stores Inc	18,690	1,337,270
Starbucks Corp	10,180	747,008
The TJX Cos Inc	11,610	704,147
The Walt Disney Co	18,430	1,475,690
Tiffany & Co	6,250	538,438
Time Warner Inc	13,050	852,557
Tractor Supply Co	5,390	380,696
Twenty-First Century Fox Inc ‘A’	50,280	1,607,452
Urban Outfitters Inc *	2,930	106,857
VF Corp	21,268	1,316,064
Viacom Inc ‘B’	8,800	747,912
Wynn Resorts Ltd	7,706	1,711,888
Yum! Brands Inc	8,810	664,186

		23,126,914

Consumer Staples - 6.3%

Colgate-Palmolive Co	10,573	685,871
Constellation Brands Inc ‘A’ *	5,900	501,323
Costco Wholesale Corp	7,208	804,989
CVS Caremark Corp	11,070	828,700
Danone (France)	5,078	359,185
Diageo PLC (United Kingdom)	16,950	526,045
Mead Johnson Nutrition Co	5,940	493,852
Mondelez International Inc ‘A’	25,690	887,590
Pernod Ricard SA (France)	3,569	415,809
Philip Morris International Inc	5,570	456,016
The Estee Lauder Cos Inc ‘A’	6,600	441,408

		6,400,788

Energy - 4.0%

Anadarko Petroleum Corp	7,550	639,938
Antero Resources Corp *	2,580	161,508
Cabot Oil & Gas Corp	13,700	464,156
Halliburton Co	7,020	413,408
Noble Energy Inc	10,581	751,674
Pioneer Natural Resources Co	6,052	1,132,571
Schlumberger Ltd (Netherlands)	5,450	531,375

		4,094,630

Financials - 7.5%

Affiliated Managers Group Inc *	4,372	874,619
American Express Co	14,720	1,325,242
American Tower Corp REIT	23,880	1,955,056
BlackRock Inc	1,891	594,682
IntercontinentalExchange Group Inc	8,288	1,639,615
MetLife Inc	8,690	458,832
Morgan Stanley	22,730	708,494

		7,556,540

Health Care - 17.4%

Actavis PLC (Ireland) *	7,000	1,440,950
Alexion Pharmaceuticals Inc *	8,540	1,299,190
Biogen Idec Inc *	6,118	1,871,313
Bristol-Myers Squibb Co	26,600	1,381,870

	Shares	Value
Catamaran Corp (Canada) *	7,210	$322,720
Celgene Corp *	4,972	694,091
Cerner Corp *	11,880	668,250
Covidien PLC (Ireland)	17,440	1,284,630
CR Bard Inc	1,380	204,212
Express Scripts Holding Co *	18,980	1,425,208
Forest Laboratories Inc *	2,170	200,226
Gilead Sciences Inc *	15,663	1,109,880
Illumina Inc *	3,220	478,685
Isis Pharmaceuticals Inc *	2,530	109,321
Perrigo Co PLC (Ireland)	5,068	783,817
Regeneron Pharmaceuticals Inc *	2,241	672,927
The Cooper Cos Inc	2,526	346,971
Thermo Fisher Scientific Inc	18,640	2,241,274
Valeant Pharmaceuticals International Inc (Canada) *	6,280	827,892
Zoetis Inc	10,900	315,446

		17,678,873

Industrials - 10.5%

AMETEK Inc	20,180	1,039,068
B/E Aerospace Inc *	5,830	505,986
Colfax Corp *	4,760	339,531
Cummins Inc	5,026	748,824
Danaher Corp	26,210	1,965,750
Honeywell International Inc	12,120	1,124,251
Joy Global Inc	4,780	277,240
Kansas City Southern	3,358	342,717
Precision Castparts Corp	7,888	1,993,771
Roper Industries Inc	6,869	917,080
Union Pacific Corp	4,133	775,599
Verisk Analytics Inc ‘A’ *	9,330	559,427

		10,589,244

Information Technology - 25.6%

Altera Corp	27,970	1,013,633
Apple Inc	1,902	1,020,879
Autodesk Inc *	11,820	581,308
Citrix Systems Inc *	12,990	746,016
Cognizant Technology Solutions Corp ‘A’ *	34,220	1,731,874
eBay Inc *	21,770	1,202,575
EMC Corp	70,180	1,923,634
Facebook Inc ‘A’ *	26,490	1,595,758
FleetCor Technologies Inc *	6,050	696,355
Google Inc ‘A’ *	4,428	4,935,050
Linear Technology Corp	8,800	428,472
LinkedIn Corp ‘A’ *	3,586	663,195
MasterCard Inc ‘A’	25,215	1,883,561
Oracle Corp	32,680	1,336,939
PTC Inc *	7,560	267,851
QUALCOMM Inc	20,880	1,646,597
Salesforce.com Inc *	16,202	924,972
TIBCO Software Inc *	8,850	179,832
Visa Inc ‘A’	11,559	2,495,126
VMware Inc ‘A’ *	3,680	397,514
Yahoo! Inc *	6,810	244,479

		25,915,620

Materials - 3.2%

Airgas Inc	5,520	587,935
Monsanto Co	14,922	1,697,676
The Sherwin-Williams Co	4,768	939,916

		3,225,527

Total Common Stocks (Cost $79,441,288)		98,588,136

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL GROWTH FUND

Schedule of Investments (Continued)

March 31, 2014

	Shares	Value
SHORT-TERM INVESTMENT - 3.3%

Money Market Fund - 3.3%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	3,280,776	$3,280,776

Total Short-Term Investment (Cost $3,280,776)		3,280,776

TOTAL INVESTMENTS - 100.6% (Cost $82,722,064)		101,868,912

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(584,265)

NET ASSETS - 100.0%		$101,284,647

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Information Technology	25.6%
Consumer Discretionary	22.8%
Health Care	17.4%
Industrials	10.5%
Financials	7.5%
Consumer Staples	6.3%
Energy	4.0%
Short-Term Investment	3.3%
Materials	3.2%

	100.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$23,126,914	$22,484,304	$642,610	$—
	Consumer Staples	6,400,788	5,099,749	1,301,039	—
	Energy	4,094,630	4,094,630	—	—
	Financials	7,556,540	7,556,540	—	—
	Health Care	17,678,873	17,678,873	—	—
	Industrials	10,589,244	10,589,244	—	—
	Information Technology	25,915,620	25,915,620	—	—
	Materials	3,225,527	3,225,527	—	—

		98,588,136	96,644,487	1,943,649	—
	Short-Term Investment	3,280,776	3,280,776	—	—

	Total	$101,868,912	$99,925,263	$1,943,649	$—

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL LARGE-CAP GROWTH FUND

Schedule of Investments

March 31, 2014

	Shares	Value
COMMON STOCKS - 96.8%

Consumer Discretionary - 28.3%

Amazon.com Inc *	16,086	$5,413,261
Comcast Corp ‘A’	113,301	5,667,316
Delphi Automotive PLC (United Kingdom)	38,538	2,615,189
Expedia Inc	19,159	1,389,027
Liberty Global PLC ‘A’ (United Kingdom) *	99,924	4,156,838
Lumber Liquidators Holdings Inc *	9,510	892,038
NIKE Inc ‘B’	47,231	3,488,482
priceline.com Inc *	4,106	4,893,900
Starbucks Corp	55,160	4,047,641
The Walt Disney Co	49,187	3,938,403
Time Warner Inc	61,463	4,015,378
TripAdvisor Inc *	13,371	1,211,279
Twenty-First Century Fox Inc ‘A’	97,713	3,123,885
Wynn Resorts Ltd	17,723	3,937,164

		48,789,801

Consumer Staples - 2.6%

Mondelez International Inc ‘A’	71,109	2,456,816
The Estee Lauder Cos Inc ‘A’	29,093	1,945,740

		4,402,556

Energy - 3.5%

Concho Resources Inc *	12,933	1,584,292
FMC Technologies Inc *	54,025	2,824,967
Laredo Petroleum Inc *	64,163	1,659,255

		6,068,514

Financials - 3.4%

Discover Financial Services	27,540	1,602,553
IntercontinentalExchange Group Inc	10,593	2,095,613
Moody’s Corp	26,894	2,133,232

		5,831,398

Health Care - 13.2%

AbbVie Inc	81,989	4,214,235
Allergan Inc	14,839	1,841,520
Gilead Sciences Inc *	70,596	5,002,433
Intuitive Surgical Inc *	4,061	1,778,677
Regeneron Pharmaceuticals Inc *	7,928	2,380,620
United Therapeutics Corp *	35,088	3,299,325
Valeant Pharmaceuticals International Inc (Canada) *	31,673	4,175,452

		22,692,262

Industrials - 14.5%

American Airlines Group Inc *	38,297	1,401,670
Eaton Corp PLC (Ireland)	62,075	4,663,074
Emerson Electric Co	35,222	2,352,830
Precision Castparts Corp	19,326	4,884,840
Roper Industries Inc	12,353	1,649,249
SolarCity Corp *	13,584	850,630
Union Pacific Corp	23,900	4,485,074
United Technologies Corp	30,191	3,527,516
Verisk Analytics Inc ‘A’ *	21,540	1,291,538

		25,106,421

Information Technology - 25.2%

Alliance Data Systems Corp *	10,323	2,812,501
AOL Inc *	33,154	1,451,151
Autodesk Inc *	60,029	2,952,226
eBay Inc *	29,232	1,614,776
Facebook Inc ‘A’ *	34,079	2,052,919
Google Inc ‘A’ *	7,818	8,713,239
LinkedIn Corp ‘A’ *	16,046	2,967,547
MasterCard Inc ‘A’	31,257	2,334,898
Qlik Technologies Inc *	16,606	441,554
Splunk Inc *	6,882	491,994

	Shares	Value
Twitter Inc *	22,269	$1,039,294
Visa Inc ‘A’	30,905	6,671,153
VMware Inc ‘A’ *	27,129	2,930,475
Yahoo! Inc *	128,882	4,626,864
Yelp Inc *	32,145	2,472,915

		43,573,506

Materials - 2.6%

Eastman Chemical Co	23,213	2,001,193
Monsanto Co	22,545	2,564,945

		4,566,138

Telecommunication Services—3.5%

SoftBank Corp (Japan)	56,200	4,238,571
Vivendi SA (France)	64,228	1,791,769

		6,030,340

Total Common Stocks (Cost $136,368,030)		167,060,936

SHORT-TERM INVESTMENT - 3.9%

Money Market Fund - 3.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	6,690,202	6,690,202

Total Short-Term Investment (Cost $6,690,202)		6,690,202

TOTAL INVESTMENTS - 100.7% (Cost $143,058,232)		173,751,138

OTHER ASSETS & LIABILITIES, NET - (0.7%)		(1,137,802)

NET ASSETS - 100.0%		$172,613,336

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	28.3%
Information Technology	25.2%
Industrials	14.5%
Health Care	13.2%
Short-Term Investment	3.9%
Energy	3.5%
Telecommunication Services	3.5%
Financials	3.4%
Others (each less than 3.0%)	5.2%

	100.7%
Other Assets & Liabilities, Net	(0.7%	)

	100.0%

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL LARGE-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2014

(b)	Forward foreign currency contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation
USD	3,196,049	JPY	326,795,368	05/14	RBS	$28,895

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$48,789,801	$48,789,801	$—	$—
	Consumer Staples	4,402,556	4,402,556	—	—
	Energy	6,068,514	6,068,514	—	—
	Financials	5,831,398	5,831,398	—	—
	Health Care	22,692,262	22,692,262	—	—
	Industrials	25,106,421	25,106,421	—	—
	Information Technology	43,573,506	43,573,506	—	—
	Materials	4,566,138	4,566,138	—	—
	Telecommunication Services	6,030,340	—	6,030,340	—

		167,060,936	161,030,596	6,030,340	—
	Short-Term Investment	6,690,202	6,690,202	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	28,895	—	28,895

	Total	$173,780,033	$167,720,798	$6,059,235	$—

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL LARGE-CAP VALUE FUND

Schedule of Investments

March 31, 2014

	Shares	Value
COMMON STOCKS - 98.5%

Consumer Discretionary - 14.9%

DISH Network Corp ‘A’ *	219,296	$13,642,404
SES SA FDR ‘A’ (Luxembourg)	122,777	4,584,243
Target Corp	56,301	3,406,773
The Home Depot Inc	89,961	7,118,614
Time Warner Cable Inc	70,743	9,704,525
Time Warner Inc	143,452	9,371,719
Twenty-First Century Fox Inc ‘B’	288,335	8,972,985

		56,801,263

Consumer Staples - 11.2%

Altria Group Inc	100,714	3,769,725
Anheuser-Busch InBev NV ADR (Belgium)	44,665	4,703,225
CVS Caremark Corp	182,445	13,657,833
Kimberly-Clark Corp	60,756	6,698,349
Lorillard Inc	80,363	4,346,031
Philip Morris International Inc	113,978	9,331,379

		42,506,542

Energy - 9.2%

Chevron Corp	79,024	9,396,744
Exxon Mobil Corp	83,700	8,175,816
Halliburton Co	144,790	8,526,683
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	65,865	4,812,097
Suncor Energy Inc (Canada)	115,133	4,025,050

		34,936,390

Financials - 27.0%

American Express Co	106,972	9,630,689
American Tower Corp REIT	59,126	4,840,646
Capital One Financial Corp	66,031	5,094,952
Citigroup Inc	93,029	4,428,180
JPMorgan Chase & Co	254,770	15,467,087
Loews Corp	94,530	4,164,046
Marsh & McLennan Cos Inc	118,689	5,851,368
MetLife Inc	95,451	5,039,813
State Street Corp	105,263	7,321,042
The Bank of New York Mellon Corp	128,387	4,530,777
The Progressive Corp	95,911	2,322,964
The Travelers Cos Inc	79,643	6,777,619
US Bancorp	263,092	11,276,123
Wells Fargo & Co	321,066	15,969,823

		102,715,129

Health Care - 9.4%

Johnson & Johnson	73,308	7,201,045
Merck & Co Inc	142,662	8,098,922
Novartis AG ADR (Switzerland)	52,047	4,425,036
Pfizer Inc	144,691	4,647,475
Teva Pharmaceutical Industries Ltd ADR (Israel)	97,217	5,136,946
WellPoint Inc	62,947	6,266,374

		35,775,798

Industrials - 9.6%

General Electric Co	405,603	10,501,062
Honeywell International Inc	110,820	10,279,663
Illinois Tool Works Inc	93,329	7,590,448
United Technologies Corp	70,822	8,274,842

		36,646,015

Information Technology - 9.2%

EMC Corp	143,379	3,930,018
International Business Machines Corp	26,748	5,148,722
Microsoft Corp	139,336	5,711,383
Motorola Solutions Inc	71,433	4,592,428
Nuance Communications Inc *	186,980	3,210,447

	Shares	Value
TE Connectivity Ltd (Switzerland)	120,878	$7,278,064
Xerox Corp	451,297	5,099,656

		34,970,718

Materials - 4.1%

Air Products & Chemicals Inc	40,314	4,798,978
Crown Holdings Inc *	146,188	6,540,451
Martin Marietta Materials Inc	31,780	4,078,963

		15,418,392

Telecommunication Services - 2.2%

Verizon Communications Inc	108,243	5,149,120
Vodafone Group PLC ADR (United Kingdom)	84,316	3,103,672

		8,252,792

Utilities - 1.7%

Sempra Energy	68,258	6,604,644

Total Common Stocks (Cost $234,768,890)		374,627,683

SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	6,292,383	6,292,383

Total Short-Term Investment (Cost $6,292,383)		6,292,383

TOTAL INVESTMENTS - 100.1% (Cost $241,061,273)		380,920,066

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(547,656)

NET ASSETS - 100.0%		$380,372,410

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Financials	27.0%
Consumer Discretionary	14.9%
Consumer Staples	11.2%
Industrials	9.6%
Health Care	9.4%
Information Technology	9.2%
Energy	9.2%
Materials	4.1%
Others (each less than 3.0%)	5.5%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL LARGE-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2014

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$56,801,263	$52,217,020	$4,584,243	$—
	Consumer Staples	42,506,542	42,506,542	—	—
	Energy	34,936,390	34,936,390	—	—
	Financials	102,715,129	102,715,129	—	—
	Health Care	35,775,798	35,775,798	—	—
	Industrials	36,646,015	36,646,015	—	—
	Information Technology	34,970,718	34,970,718	—	—
	Materials	15,418,392	15,418,392	—	—
	Telecommunication Services	8,252,792	8,252,792	—	—
	Utilities	6,604,644	6,604,644	—	—

		374,627,683	370,043,440	4,584,243	—
	Short-Term Investment	6,292,383	6,292,383	—	—

	Total	$380,920,066	$376,335,823	$4,584,243	$—

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MAIN STREET® CORE FUND

Schedule of Investments

March 31, 2014

	Shares	Value
PREFERRED STOCKS - 0.4%

Consumer Staples - 0.4%

Henkel AG & Co KGaA (Germany)	8,901	$957,988

Total Preferred Stocks (Cost $730,303)		957,988

COMMON STOCKS - 98.2%

Consumer Discretionary - 8.4%

AutoZone Inc *	13,340	7,164,914
Comcast Corp ‘A’	98,080	4,905,961
Delphi Automotive PLC (United Kingdom)	58,240	3,952,166
PVH Corp	13,110	1,635,735
The TJX Cos Inc	31,880	1,933,522
Twenty-First Century Fox Inc ‘A’	61,850	1,977,345

		21,569,643

Consumer Staples - 7.7%

Diageo PLC (United Kingdom)	41,140	1,276,784
Henkel AG & Co KGaA (Germany)	36,102	3,629,023
Mondelez International Inc ‘A’	204,390	7,061,675
Philip Morris International Inc	96,185	7,874,666

		19,842,148

Energy - 9.6%

Chevron Corp	77,094	9,167,247
National Oilwell Varco Inc	107,800	8,394,386
Noble Energy Inc	101,616	7,218,801

		24,780,434

Financials - 19.6%

American International Group Inc	118,530	5,927,685
CIT Group Inc	119,640	5,864,753
Citigroup Inc	124,657	5,933,673
CME Group Inc ‘A’	72,370	5,356,104
Digital Realty Trust Inc REIT	31,330	1,662,996
Discover Financial Services	120,247	6,997,173
JPMorgan Chase & Co	144,500	8,772,595
Lincoln National Corp	36,110	1,829,694
Marsh & McLennan Cos Inc	65,560	3,232,108
McGraw Hill Financial Inc	63,608	4,853,290

		50,430,071

Health Care - 19.1%

AbbVie Inc	53,020	2,725,228
Actavis PLC (Ireland) *	27,640	5,689,694
Allergan Inc	34,910	4,332,331
Covidien PLC (Ireland)	73,280	5,397,805
Express Scripts Holding Co *	99,419	7,465,373
Gilead Sciences Inc *	71,540	5,069,324
Intuitive Surgical Inc *	9,500	4,160,905
Pfizer Inc	216,113	6,941,550
UnitedHealth Group Inc	48,670	3,990,453
Zoetis Inc	121,400	3,513,316

		49,285,979

Industrials - 11.5%

Canadian National Railway Co (Canada)	98,960	5,563,531
CSX Corp	32,610	944,712
Deere & Co	78,920	7,165,936
General Electric Co	315,170	8,159,751
L-3 Communications Holdings Inc	4,820	569,483
Tyco International Ltd (Switzerland)	169,385	7,181,924

		29,585,337

	Shares	Value
Information Technology - 16.7%

Amdocs Ltd (United Kingdom)	69,180	$3,214,103
Apple Inc	18,982	10,188,399
Applied Materials Inc	52,080	1,063,473
Corning Inc	82,630	1,720,356
eBay Inc *	109,800	6,065,352
Facebook Inc ‘A’ *	41,550	2,502,972
Google Inc ‘A’ *	9,056	10,093,003
MasterCard Inc ‘A’	33,580	2,508,426
Western Digital Corp	62,790	5,765,378

		43,121,462

Materials - 2.6%

Air Products & Chemicals Inc	10,760	1,280,870
PPG Industries Inc	3,000	580,380
Vulcan Materials Co	70,770	4,702,667

		6,563,917

Telecommunication Services - 1.7%

Verizon Communications Inc	91,850	4,369,305

Utilities - 1.3%

Exelon Corp	101,910	3,420,100

Total Common Stocks (Cost $187,164,239)		252,968,396

SHORT-TERM INVESTMENT - 0.6%

Money Market Fund - 0.6%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,496,820	1,496,820

Total Short-Term Investment (Cost $1,496,820)		1,496,820

TOTAL INVESTMENTS - 99.2% (Cost $189,391,362)		255,423,204

OTHER ASSETS & LIABILITIES, NET - 0.8%		2,151,798

NET ASSETS - 100.0%		$257,575,002

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Financials	19.6%
Health Care	19.1%
Information Technology	16.7%
Industrials	11.5%
Energy	9.6%
Consumer Discretionary	8.4%
Consumer Staples	8.1%
Others (each less than 3.0%)	6.2%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MAIN STREET CORE FUND

Schedule of Investments (Continued)

March 31, 2014

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$957,988	$—	$957,988	$—
	Common Stocks
	Consumer Discretionary	21,569,643	21,569,643	—	—
	Consumer Staples	19,842,148	14,936,341	4,905,807	—
	Energy	24,780,434	24,780,434	—	—
	Financials	50,430,071	50,430,071	—	—
	Health Care	49,285,979	49,285,979	—	—
	Industrials	29,585,337	29,585,337	—	—
	Information Technology	43,121,462	43,121,462	—	—
	Materials	6,563,917	6,563,917	—	—
	Telecommunication Services	4,369,305	4,369,305	—	—
	Utilities	3,420,100	3,420,100	—	—

		252,968,396	248,062,589	4,905,807	—
	Short-Term Investment	1,496,820	1,496,820	—	—

	Total	$255,423,204	$249,559,409	$5,863,795	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MID-CAP EQUITY FUND

Schedule of Investments

March 31, 2014

	Shares	Value
COMMON STOCKS - 98.0%

Consumer Discretionary - 17.8%

Advance Auto Parts Inc	10,241	$1,295,487
AMC Networks Inc ‘A’ *	23,030	1,683,263
AutoZone Inc *	1,037	556,973
Cabela’s Inc *	23,244	1,522,714
Chipotle Mexican Grill Inc *	1,453	825,377
Discovery Communications Inc ‘C’ *	7,344	565,929
Dollar Tree Inc *	13,082	682,619
DR Horton Inc	52,207	1,130,282
Expedia Inc	14,441	1,046,973
Harley-Davidson Inc	17,407	1,159,480
HomeAway Inc *	31,862	1,200,242
Kate Spade & Co *	41,990	1,557,409
Life Time Fitness Inc *	28,285	1,360,509
Lululemon Athletica Inc *	16,611	873,572
Michael Kors Holdings Ltd (United Kingdom) *	7,463	696,074
Nordstrom Inc	3,908	244,055
O’Reilly Automotive Inc *	5,511	817,777
Panera Bread Co ‘A’ *	4,853	856,409
Polaris Industries Inc	11,276	1,575,370
priceline.com Inc *	1,629	1,941,589
Thor Industries Inc	2,052	125,295
TripAdvisor Inc *	45,874	4,155,726
TRW Automotive Holdings Corp *	56,278	4,593,410

		30,466,534

Consumer Staples - 4.9%

Casey’s General Stores Inc	16,931	1,144,366
Hormel Foods Corp	14,938	735,995
Monster Beverage Corp *	16,356	1,135,924
Sprouts Farmers Market Inc *	21,873	788,084
Tyson Foods Inc ‘A’	105,600	4,647,456

		8,451,825

Energy - 11.7%

Antero Resources Corp *	43,149	2,701,127
Cabot Oil & Gas Corp	71,014	2,405,954
Diamondback Energy Inc *	13,180	887,146
Gulfport Energy Corp *	136,514	9,717,066
Patterson-UTI Energy Inc	44,699	1,416,064
Tesoro Corp	23,115	1,169,388
Western Refining Inc	43,867	1,693,266

		19,990,011

Financials - 13.2%

American Capital Agency Corp REIT	39,876	856,935
Comerica Inc	64,691	3,350,994
E*Trade Financial Corp *	35,800	824,116
Genworth Financial Inc ‘A’ *	83,003	1,471,643
KeyCorp	367,972	5,239,921
Lincoln National Corp	48,532	2,459,116
Principal Financial Group Inc	42,073	1,934,937
Signature Bank *	26,271	3,299,375
The Hartford Financial Services Group Inc	91,998	3,244,769

		22,681,806

Health Care - 8.7%

Acorda Therapeutics Inc *	22,841	865,902
Catamaran Corp (Canada) *	19,824	887,322
DaVita HealthCare Partners Inc *	36,953	2,544,214
HMS Holdings Corp *	32,148	612,419
Isis Pharmaceuticals Inc *	32,910	1,422,041
Perrigo Co PLC (Ireland)	34,039	5,264,472
Pharmacyclics Inc *	10,070	1,009,215

	Shares	Value
Universal Health Services Inc ‘B’	6,039	$495,621
Zimmer Holdings Inc	18,300	1,730,814

		14,832,020

Industrials - 13.4%

AGCO Corp	67,737	3,736,373
Chart Industries Inc *	10,330	821,752
Exelis Inc	93,007	1,768,063
Fluor Corp	6,846	532,140
Generac Holdings Inc	40,900	2,411,873
Jacobs Engineering Group Inc *	12,365	785,178
JetBlue Airways Corp *	188,408	1,637,265
Manpowergroup Inc	17,391	1,370,933
Owens Corning	18,555	801,019
Southwest Airlines Co	67,268	1,588,197
Textron Inc	55,917	2,196,979
Towers Watson & Co ‘A’	11,882	1,355,142
Trinity Industries Inc	26,938	1,941,422
United Rentals Inc *	21,816	2,071,211

		23,017,547

Information Technology - 16.3%

Arrow Electronics Inc *	25,050	1,486,968
Avago Technologies Ltd (Singapore)	47,501	3,059,539
Avnet Inc	66,675	3,102,388
Computer Sciences Corp	72,684	4,420,641
CoStar Group Inc *	4,254	794,392
Cree Inc *	13,628	770,800
DST Systems Inc	7,218	684,194
FEI Co	4,270	439,895
IAC/InterActiveCorp	24,576	1,754,481
iGATE Corp *	61,367	1,935,515
JDS Uniphase Corp *	81,199	1,136,786
Lam Research Corp *	6,530	359,150
MICROS Systems Inc *	11,978	633,996
Palo Alto Networks Inc *	9,782	671,045
Seagate Technology PLC (Ireland)	31,266	1,755,899
Skyworks Solutions Inc *	48,272	1,811,165
Yelp Inc *	41,322	3,178,901

		27,995,755

Materials - 8.1%

Agnico Eagle Mines Ltd (Canada)	44,909	1,358,497
CF Industries Holdings Inc	3,392	884,091
Compass Minerals International Inc	36,411	3,004,636
Eagle Materials Inc	12,892	1,143,005
KapStone Paper & Packaging Corp *	47,464	1,368,862
Louisiana-Pacific Corp *	77,350	1,304,895
Rockwood Holdings Inc	17,475	1,300,140
US Silica Holdings Inc	67,745	2,585,827
Westlake Chemical Corp	14,704	973,111

		13,923,064

Utilities - 3.9%

Atmos Energy Corp	55,365	2,609,352
DTE Energy Co	16,958	1,259,810
Questar Corp	114,678	2,727,043

		6,596,205

Total Common Stocks (Cost $137,246,859)		167,954,767

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MID-CAP EQUITY FUND

Schedule of Investments (Continued)

March 31, 2014

	Shares	Value
SHORT-TERM INVESTMENT - 1.8%

Money Market Fund - 1.8%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	3,026,882	$3,026,882

Total Short-Term Investment (Cost $3,026,882)		3,026,882

TOTAL INVESTMENTS - 99.8% (Cost $140,273,741)		170,981,649

OTHER ASSETS & LIABILITIES, NET - 0.2%		375,249

NET ASSETS - 100.0%		$171,356,898

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	17.8%
Information Technology	16.3%
Industrials	13.4%
Financials	13.2%
Energy	11.7%
Health Care	8.7%
Materials	8.1%
Consumer Staples	4.9%
Utilities	3.9%
Others (each less than 3.0%)	1.8%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$167,954,767	$167,954,767	$—	$—
	Short-Term Investment	3,026,882	3,026,882	—	—

	Total	$170,981,649	$170,981,649	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MID-CAP GROWTH FUND

Schedule of Investments

March 31, 2014

	Shares	Value
COMMON STOCKS - 98.6%

Consumer Discretionary - 26.0%

Allison Transmission Holdings Inc	32,683	$978,529
Burberry Group PLC (United Kingdom)	39,700	925,285
CarMax Inc *	35,130	1,644,084
Carter’s Inc	17,550	1,362,758
DSW Inc ‘A’	24,290	871,039
Dunkin’ Brands Group Inc	37,550	1,884,259
Fossil Group Inc *	6,570	766,128
Gentex Corp	46,910	1,479,072
HomeAway Inc *	16,147	608,257
L Brands Inc	17,940	1,018,454
LKQ Corp *	71,310	1,879,019
Mattel Inc	37,870	1,518,966
Nordstrom Inc	16,010	999,825
Norwegian Cruise Line Holdings Ltd (Bermuda) *	40,194	1,297,060
Panera Bread Co ‘A’ *	6,610	1,166,467
Ross Stores Inc	18,780	1,343,709
Tiffany & Co	9,770	841,686
Ulta Salon Cosmetics & Fragrance Inc *	16,370	1,595,748
Urban Outfitters Inc *	39,920	1,455,882

		23,636,227

Consumer Staples - 5.9%

Brown-Forman Corp ‘B’	11,470	1,028,744
Coty Inc ‘A’	53,540	802,029
Mead Johnson Nutrition Co	22,260	1,850,696
The Hain Celestial Group Inc *	17,851	1,632,831

		5,314,300

Energy - 5.7%

Cabot Oil & Gas Corp	29,850	1,011,318
Continental Resources Inc *	12,300	1,528,521
Dril-Quip Inc *	10,070	1,128,847
Southwestern Energy Co *	32,380	1,489,804

		5,158,490

Financials - 8.7%

First Republic Bank	35,510	1,917,185
Northern Trust Corp	36,620	2,400,807
Oaktree Capital Group LLC	12,201	709,610
Signature Bank *	16,000	2,009,440
UMB Financial Corp	13,522	874,873

		7,911,915

Health Care - 16.1%

Acadia Healthcare Co Inc *	17,120	772,454
ACADIA Pharmaceuticals Inc *	9,850	239,651
Align Technology Inc *	18,070	935,845
Alkermes PLC (Ireland) *	13,630	600,947
BioMarin Pharmaceutical Inc *	10,620	724,390
DENTSPLY International Inc	28,620	1,317,665
Henry Schein Inc *	11,520	1,375,142
Hologic Inc *	61,224	1,316,316
Humana Inc	8,980	1,012,226
Intuitive Surgical Inc *	3,450	1,511,066
Medivation Inc *	12,657	814,731
Premier Inc ‘A’ *	19,016	626,577
Varian Medical Systems Inc *	24,242	2,036,086
Zimmer Holdings Inc	13,870	1,311,825

		14,594,921

Industrials - 16.5%

Expeditors International of Washington Inc	46,530	1,843,984
Fastenal Co	43,220	2,131,610
Flowserve Corp	23,050	1,805,737
Fortune Brands Home & Security Inc	38,411	1,616,335
Graco Inc	4,903	366,450

	Shares	Value
IDEX Corp	18,841	$1,373,320
Jacobs Engineering Group Inc *	16,740	1,062,990
Joy Global Inc	21,010	1,218,580
Polypore International Inc *	32,528	1,112,783
Stericycle Inc *	9,743	1,107,000
Verisk Analytics Inc ‘A’ *	23,060	1,382,678

		15,021,467

Information Technology - 18.6%

ANSYS Inc *	14,520	1,118,330
Aruba Networks Inc *	49,780	933,375
Electronic Arts Inc	56,900	1,650,669
F5 Networks Inc *	14,083	1,501,670
FLIR Systems Inc	22,270	801,720
Fusion-io Inc *	87,490	920,395
Microchip Technology Inc	46,650	2,228,004
OpenTable Inc *	10,310	793,148
ServiceNow Inc *	15,640	937,149
Solera Holdings Inc	18,997	1,203,270
Teradata Corp *	32,160	1,581,950
Vantiv Inc ‘A’ *	48,420	1,463,252
WebMD Health Corp *	22,271	922,019
Zillow Inc ‘A’ *	9,420	829,902

		16,884,853

Materials - 1.1%

The Scotts Miracle-Gro Co ‘A’	16,113	987,405

Total Common Stocks (Cost $84,012,909)		89,509,578

PURCHASED OPTIONS - 0.0%
(See Note (b) in Notes to Schedule of Investments) (Cost $18,000)		18,000

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,727,850	1,727,850

Total Short-Term Investment (Cost $1,727,850)		1,727,850

TOTAL INVESTMENTS - 100.5% (Cost $85,758,759)		91,255,428

OTHER ASSETS & LIABILITIES, NET - (0.5%)		(451,707)

NET ASSETS - 100.0%		$90,803,721

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	26.0%
Information Technology	18.6%
Industrials	16.5%
Health Care	16.1%
Financials	8.7%
Consumer Staples	5.9%
Energy	5.7%
Others (each less than 3.0%)	3.0%

	100.5%
Other Assets & Liabilities, Net	(0.5%	)

	100.0%

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL MID-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2014

(b)	Purchased options outstanding as of March 31, 2014 were as follows:

Options on Securities

Description	Strike Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Call - OTC Salix Pharmaceuticals Ltd	$110.00	05/16/14	MSC	45	$18,000	$18,000

Total Purchased Options					$18,000	$18,000

(c)	Transactions in written options for the year ended March 31, 2014 were as follows:

	Number of Contracts	Premium
Outstanding, March 31, 2013	—	$—
Call Options Written	482	62,497
Put Options Written	494	36,808
Call Options Closed	(75)	(13,824)
Expired Call Options	(362)	(43,498)
Expired Put Options	(378)	(11,163)

Outstanding, March 31, 2014	161	$30,820

(d)	Premium received and value of written options outstanding as of March 31, 2014 were as follows:

Options on Securities

Description	Strike Price	Expiration Date	Counter- party/ Exchange	Number of Contracts	Premium	Value
Call - OTC Salix Pharmaceuticals Ltd	$125.00	05/16/14	MSC	45	$5,175	($4,163)

Put - Alkermes PLC	42.00	04/18/14	CME	32	4,375	(3,120)
Put - OTC Alkermes PLC	42.00	04/18/14	MSC	39	5,070	(3,803)
Put - OTC Salix Pharmaceuticals Ltd	95.00	05/16/14	MSC	45	16,200	(14,625)

					25,645	(21,548)

Total Written Options					$30,820	($25,711)

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$23,636,227	$22,710,942	$925,285	$—
	Consumer Staples	5,314,300	5,314,300	—	—
	Energy	5,158,490	5,158,490	—	—
	Financials	7,911,915	7,911,915	—	—
	Health Care	14,594,921	14,594,921	—	—
	Industrials	15,021,467	15,021,467	—	—
	Information Technology	16,884,853	16,884,853	—	—
	Materials	987,405	987,405	—	—

		89,509,578	88,584,293	925,285	—
	Short-Term Investment	1,727,850	1,727,850	—	—
	Derivatives:
	Equity Contracts
	Purchased Options	18,000	—	18,000	—

	Total Assets	91,255,428	90,312,143	943,285	—

Liabilities	Derivatives:
	Equity Contracts
	Written Options	(25,711)	—	(25,711)	—

	Total Liabilities	(25,711)	—	(25,711)	—

	Total	$91,229,717	$90,312,143	$917,574	$—

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SMALL-CAP GROWTH FUND

Schedule of Investments

March 31, 2014

	Shares	Value
WARRANTS - 0.0%

Health Care - 0.0%

Neuralstem Inc Strike @ $3.64 Exp 01/02/19	15,525	$8,539

Total Warrants (Cost $—)		8,539

COMMON STOCKS - 96.7%

Consumer Discretionary - 16.1%

American Axle & Manufacturing Holdings Inc *	24,150	447,257
ANN Inc *	11,000	456,280
Brunswick Corp	12,350	559,331
Cumulus Media Inc ‘A’ *	76,600	529,305
DSW Inc ‘A’	14,150	507,418
Fiesta Restaurant Group Inc *	10,800	492,371
Five Below Inc *	8,900	378,071
G-III Apparel Group Ltd *	6,700	479,587
Grand Canyon Education Inc *	14,452	674,907
Kate Spade & Co *	16,100	597,148
Life Time Fitness Inc *	5,420	260,701
LifeLock Inc *	9,200	157,411
Lions Gate Entertainment Corp (Canada)	16,400	438,371
Lumber Liquidators Holdings Inc *	2,900	272,020
Papa John’s International Inc	11,800	614,897
Pier 1 Imports Inc	19,500	368,160
Six Flags Entertainment Corp	16,250	652,437
Sotheby’s	8,250	359,287
Taylor Morrison Home Corp ‘A’ *	16,250	381,874
Tenneco Inc *	5,350	310,674
The Children’s Place Retail Stores Inc	2,640	131,497
Tupperware Brands Corp	6,425	538,157

		9,607,161

Consumer Staples - 3.4%

B&G Foods Inc	16,850	507,353
Rite Aid Corp *	67,850	425,420
The Hain Celestial Group Inc *	6,785	620,623
United Natural Foods Inc *	6,900	489,348

		2,042,744

Energy - 4.9%

Approach Resources Inc *	17,700	370,107
Bristow Group Inc	5,250	396,480
Hornbeck Offshore Services Inc *	7,450	311,485
Kodiak Oil & Gas Corp (Canada) *	28,400	344,776
Northern Oil & Gas Inc *	45,897	671,014
PDC Energy Inc *	4,900	305,074
Rosetta Resources Inc *	10,800	503,064

		2,902,000

Financials - 6.2%

DuPont Fabros Technology Inc REIT	21,100	507,877
eHealth Inc *	7,250	368,300
Financial Engines Inc	7,800	396,084
Fortress Investment Group LLC ‘A’	39,700	293,780
Jones Lang LaSalle Inc	2,550	302,175
MGIC Investment Corp *	44,100	375,732
Portfolio Recovery Associates Inc *	6,500	376,090
Sovran Self Storage Inc REIT	7,000	514,150
ViewPoint Financial Group Inc	11,050	318,793
WisdomTree Investments Inc *	21,100	276,832

		3,729,813

	Shares	Value
Health Care - 20.5%

Acadia Healthcare Co Inc *	9,850	$444,432
ACADIA Pharmaceuticals Inc *	10,300	250,599
AcelRx Pharmaceuticals Inc *	15,650	187,957
Aegerion Pharmaceuticals Inc *	3,550	163,726
Align Technology Inc *	11,400	590,406
Alnylam Pharmaceuticals Inc *	2,250	151,065
athenahealth Inc *	3,100	496,744
Auxilium Pharmaceuticals Inc *	12,153	330,319
Bluebird Bio Inc *	6,300	143,262
Celldex Therapeutics Inc *	11,200	197,904
Cepheid Inc *	10,250	528,695
Charles River Laboratories International Inc *	10,850	654,689
Cubist Pharmaceuticals Inc *	6,900	504,735
Endologix Inc *	23,450	301,802
Foundation Medicine Inc *	5,350	173,180
HealthSouth Corp	19,400	697,042
HMS Holdings Corp *	19,824	377,647
Horizon Pharma Inc *	19,400	293,328
ICON PLC (Ireland) *	11,550	549,203
Insulet Corp *	14,070	667,199
Intercept Pharmaceuticals Inc *	1,000	329,790
Ironwood Pharmaceuticals Inc ‘A’ *	24,350	299,992
Isis Pharmaceuticals Inc *	5,950	257,100
Molina Healthcare Inc *	12,400	465,744
Neuralstem Inc *	31,050	130,100
Neurocrine Biosciences Inc *	12,700	204,470
Orexigen Therapeutics Inc *	42,500	276,250
Portola Pharmaceuticals Inc *	10,450	270,655
Puma Biotechnology Inc *	2,100	218,694
Questcor Pharmaceuticals Inc	5,350	347,376
Synageva BioPharma Corp *	3,250	269,653
Team Health Holdings Inc *	10,350	463,163
TearLab Corp *	13,550	91,598
Thoratec Corp *	9,670	346,283
Wright Medical Group Inc *	19,950	619,847

		12,294,649

Industrials - 15.7%

Actuant Corp ‘A’	16,145	551,352
Acuity Brands Inc	3,950	523,652
AO Smith Corp	10,050	462,501
Beacon Roofing Supply Inc *	13,500	521,910
Esterline Technologies Corp *	2,980	317,489
H&E Equipment Services Inc *	6,600	266,970
Hexcel Corp *	14,250	620,445
Hub Group Inc ‘A’ *	15,250	609,848
NCI Building Systems Inc *	28,500	497,610
On Assignment Inc *	19,500	752,505
Primoris Services Corp	9,900	296,802
RBC Bearings Inc *	6,515	415,006
Rexnord Corp *	12,650	366,597
Spirit Airlines Inc *	9,750	579,150
Swift Transportation Co *	22,653	560,662
The Advisory Board Co *	8,250	530,063
The ExOne Co *	9,150	327,845
The Middleby Corp *	1,750	462,368
WageWorks Inc *	2,850	159,914
Watts Water Technologies Inc ‘A’	10,050	589,835

		9,412,524

Information Technology - 23.9%

Applied Micro Circuits Corp *	24,350	241,065
Applied Optoelectronics Inc *	5,850	144,320
ARRIS Group Inc *	21,698	611,450
Aspen Technology Inc *	14,250	603,630
Belden Inc	5,450	379,320
Care.com Inc *	7,800	129,090
Ciena Corp *	13,150	299,031

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SMALL-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2014

	Shares	Value
Cognex Corp *	8,764	$296,749
CommVault Systems Inc *	5,950	386,453
Control4 Corp *	9,050	191,951
Cornerstone OnDemand Inc *	10,600	507,422
CoStar Group Inc *	2,750	513,535
Cypress Semiconductor Corp *	38,850	398,990
Dealertrack Technologies Inc *	11,600	570,604
Demandware Inc *	8,350	534,901
FEI Co	4,600	473,892
Finisar Corp *	14,350	380,419
FleetMatics Group PLC (Ireland) *	12,100	404,745
Intersil Corp ‘A’	24,450	315,894
InterXion Holding NV (Netherlands) *	13,500	323,730
MAXIMUS Inc	13,800	619,068
Microsemi Corp *	25,450	637,014
OpenTable Inc *	6,050	465,427
OSI Systems Inc *	7,800	466,908
Proofpoint Inc *	9,900	367,092
Semtech Corp *	14,900	377,566
SPS Commerce Inc *	7,250	445,513
SunEdison Inc *	30,800	580,272
Synchronoss Technologies Inc *	15,200	521,208
Textura Corp *	13,350	336,554
The Ultimate Software Group Inc *	2,800	383,600
Trulia Inc *	14,050	466,460
VistaPrint NV (Netherlands) *	9,300	457,746
WEX Inc *	5,115	486,181

		14,317,800

Materials - 5.3%

Calgon Carbon Corp *	27,200	593,776
Chemtura Corp *	21,200	536,148
Cytec Industries Inc	4,800	468,528
Eagle Materials Inc	6,300	558,558
Louisiana-Pacific Corp *	26,850	452,960
PolyOne Corp	15,925	583,811

		3,193,781

	Shares	Value
Telecommunication Services - 0.7%

Cogent Communications Group Inc	12,250	$435,243

Total Common Stocks (Cost $44,659,582)		57,935,715

SHORT-TERM INVESTMENT - 3.1%

Money Market Fund - 3.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,880,869	1,880,869

Total Short-Term Investment (Cost $1,880,869)		1,880,869

TOTAL INVESTMENTS - 99.8% (Cost $46,540,451)		59,825,123

OTHER ASSETS & LIABILITIES, NET - 0.2%		96,210

NET ASSETS - 100.0%		$59,921,333

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Information Technology	23.9%
Health Care	20.5%
Consumer Discretionary	16.1%
Industrials	15.7%
Financials	6.2%
Materials	5.3%
Energy	4.9%
Consumer Staples	3.4%
Short-Term Investment	3.1%
Others (each less than 3.0%)	0.7%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Warrants (1)	$8,539	$—	$8,539	$—
	Common Stocks (1)	57,935,715	57,935,715	—	—
	Short-Term Investment	1,880,869	1,880,869	—	—

	Total	$59,825,123	$59,816,584	$8,539	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SMALL-CAP VALUE FUND

Schedule of Investments

March 31, 2014

	Shares	Value
COMMON STOCKS - 94.0%

Consumer Discretionary - 7.5%

Arctic Cat Inc	18,500	$884,116
Cinemark Holdings Inc	52,200	1,514,323
Cracker Barrel Old Country Store Inc	15,114	1,469,685
Group 1 Automotive Inc	19,000	1,247,540
Hillenbrand Inc	24,419	789,466
International Game Technology	84,437	1,187,184
Meredith Corp	5,690	264,187
PetMed Express Inc	19,238	257,982
Sonic Automotive Inc ‘A’	18,500	415,880
Sturm Ruger & Co Inc	24,588	1,470,362
The Buckle Inc	33,435	1,531,323

		11,032,048

Consumer Staples - 5.6%

Cal-Maine Foods Inc	19,400	1,217,932
Casey’s General Stores Inc	12,191	823,990
Ingredion Inc	24,500	1,667,960
Sanderson Farms Inc	14,900	1,169,501
The Andersons Inc	28,213	1,671,338
Universal Corp	25,500	1,425,195
Weis Markets Inc	7,400	364,450

		8,340,366

Energy - 13.7%

Alliance Resource Partners LP	10,800	908,712
Boardwalk Pipeline Partners LP	112,800	1,512,648
Bristow Group Inc	25,800	1,948,416
Cimarex Energy Co	8,700	1,036,257
CVR Energy Inc	32,300	1,364,675
Delek US Holdings Inc	10,300	299,112
Emerge Energy Services LP	9,710	604,156
Ensign Energy Services Inc (Canada)	34,840	514,958
Golar LNG Partners LP	15,749	470,895
Gulfmark Offshore Inc ‘A’	6,300	283,122
LinnCo LLC	43,996	1,190,092
Precision Drilling Corp (Canada)	169,200	2,025,324
SandRidge Permian Trust	37,586	451,784
ShawCor Ltd (Canada)	28,760	1,199,309
Ship Finance International Ltd (Bermuda)	69,457	1,248,142
Tidewater Inc	30,000	1,458,600
Western Refining Inc	43,660	1,685,276
World Fuel Services Corp	46,639	2,056,780

		20,258,258

Financials - 19.0%

Allied World Assurance Co Holdings AG (Switzerland)	14,259	1,471,386
Altisource Residential Corp REIT	49,701	1,568,564
American Financial Group Inc	25,000	1,442,750
Associated Estates Realty Corp REIT	38,394	650,394
Blackstone Mortgage Trust Inc ‘A’ REIT	27,500	790,625
Canadian Western Bank (Canada)	29,500	992,940
Cash America International Inc	30,706	1,188,936
Community Trust Bancorp Inc	5,100	211,548
First American Financial Corp	54,700	1,452,285
First Interstate Bancsystem Inc	7,024	198,217
First Merchants Corp	15,442	334,165
First Niagara Financial Group Inc	144,000	1,360,800
FirstMerit Corp	69,822	1,454,392
Franklin Street Properties Corp REIT	53,500	674,100
Fulton Financial Corp	72,168	907,873
Home Loan Servicing Solutions Ltd (Cayman)	59,200	1,278,720
International Bancshares Corp	3,995	100,195
Montpelier Re Holdings Ltd (Bermuda)	25,509	759,148
Old National Bancorp	61,200	912,492
Omega Healthcare Investors Inc REIT	37,400	1,253,648

	Shares	Value
Protective Life Corp	34,116	$1,794,160
Retail Properties of America Inc ‘A’ REIT	68,344	925,378
Starwood Property Trust Inc REIT	48,500	1,144,115
Starwood Waypoint Residential Trust REIT *	9,700	279,263
Susquehanna Bancshares Inc	105,700	1,203,923
Symetra Financial Corp	31,577	625,856
Trustmark Corp	37,558	952,095
Universal Insurance Holdings Inc	27,700	351,790
Washington Federal Inc	54,831	1,277,562
Webster Financial Corp	6,669	207,139
WesBanco Inc	8,729	277,844

		28,042,303

Health Care - 6.2%

PerkinElmer Inc	42,650	1,921,809
Select Medical Holdings Corp	84,120	1,047,294
STERIS Corp	39,053	1,864,781
Teleflex Inc	18,500	1,983,940
The Cooper Cos Inc	14,800	2,032,928
The Ensign Group Inc	9,128	398,346

		9,249,098

Industrials - 18.4%

AAR Corp	27,100	703,245
Alliant Techsystems Inc	14,600	2,075,390
Applied Industrial Technologies Inc	12,600	607,824
AZZ Inc	12,000	536,160
Crane Co	28,400	2,020,660
Cubic Corp	10,200	520,914
Curtiss-Wright Corp	10,500	667,170
Elbit Systems Ltd (Israel)	6,900	421,514
Ennis Inc	14,300	236,951
GATX Corp	22,545	1,530,355
ITT Corp	42,023	1,796,903
KBR Inc	35,100	936,468
Kennametal Inc	38,500	1,705,550
Standex International Corp	6,667	357,218
TAL International Group Inc *	25,700	1,101,759
Textainer Group Holdings Ltd (Bermuda)	19,149	732,832
The Babcock & Wilcox Co	48,219	1,600,871
The Brink’s Co	36,600	1,044,930
Trinity Industries Inc	28,317	2,040,806
Triumph Group Inc	25,400	1,640,332
UniFirst Corp	8,500	934,490
United Stationers Inc	15,795	648,701
Valmont Industries Inc	13,100	1,949,804
West Corp	14,014	335,355
Westjet Airlines Ltd (Canada)	44,882	985,333

		27,131,535

Information Technology - 6.4%

AVX Corp	25,800	340,044
Belden Inc	28,500	1,983,600
Booz Allen Hamilton Holding Corp	21,100	464,200
Broadridge Financial Solutions Inc	39,841	1,479,695
CSG Systems International Inc	23,100	601,524
Fair Isaac Corp	11,992	663,397
j2 Global Inc	26,927	1,347,696
Jabil Circuit Inc	60,100	1,081,800
Mentor Graphics Corp	69,202	1,523,828

		9,485,784

Materials - 14.1%

A Schulman Inc	24,400	884,744
American Vanguard Corp	16,166	349,994
Cabot Corp	31,700	1,872,202
Commercial Metals Co	95,240	1,798,131
HudBay Minerals Inc (Canada)	118,038	921,454
Innophos Holdings Inc	22,278	1,263,163
Methanex Corp (Canada)	30,100	1,924,594

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL SMALL-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2014

	Shares	Value
Neenah Paper Inc	17,000	$879,240
Olin Corp	67,500	1,863,675
PetroLogistics LP	25,948	322,793
Rentech Nitrogen Partners LP	22,576	420,139
Rock-Tenn Co ‘A’	10,800	1,140,156
Royal Gold Inc	26,530	1,661,309
Schweitzer-Mauduit International Inc	16,744	713,127
Silgan Holdings Inc	21,538	1,066,562
Sonoco Products Co	33,470	1,372,939
Steel Dynamics Inc	92,500	1,645,575
Stepan Co	10,527	679,623

		20,779,420

Utilities - 3.1%

El Paso Electric Co	23,340	833,938
Great Plains Energy Inc	57,100	1,543,984
IDACORP Inc	14,689	814,799
UGI Corp	29,500	1,345,495

		4,538,216

Total Common Stocks (Cost $103,338,052)		138,857,028

SHORT-TERM INVESTMENT - 5.9%

Money Market Fund - 5.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	8,687,381	8,687,381

Total Short-Term Investment (Cost $8,687,381)		8,687,381

TOTAL INVESTMENTS - 99.9% (Cost $112,025,433)		147,544,409

OTHER ASSETS & LIABILITIES, NET - 0.1%		157,848

NET ASSETS - 100.0%		$147,702,257

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Financials	19.0%
Industrials	18.4%
Materials	14.1%
Energy	13.7%
Consumer Discretionary	7.5%
Information Technology	6.4%
Health Care	6.2%
Short-Term Investment	5.9%
Consumer Staples	5.6%
Utilities	3.1%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$138,857,028	$138,857,028	$—	$—
	Short-Term Investment	8,687,381	8,687,381	—	—

	Total	$147,544,409	$147,544,409	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL REAL ESTATE FUND

Schedule of Investments

March 31, 2014

	Shares	Value
COMMON STOCKS - 96.1%

Consumer Discretionary - 1.9%

Starwood Hotels & Resorts Worldwide Inc	18,020	$1,434,392

Financials - 94.2%

Acadia Realty Trust REIT	10,133	267,308
Alexandria Real Estate Equities Inc REIT	9,210	668,278
Apartment Investment & Management Co ‘A’ REIT	706	21,335
Ashford Hospitality Prime Inc REIT	1,216	18,386
Ashford Hospitality Trust Inc REIT	30,743	346,474
AvalonBay Communities Inc REIT	31,669	4,158,773
Boston Properties Inc REIT	22,369	2,561,922
BRE Properties Inc REIT	9,681	607,773
Brookfield Property Partners LP (Bermuda)	14,366	268,644
Camden Property Trust REIT	26,683	1,796,833
Cousins Properties Inc REIT	42,338	485,617
DCT Industrial Trust Inc REIT	68,810	542,223
DDR Corp REIT	3,450	56,856
Duke Realty Corp REIT	56,350	951,188
Equity Lifestyle Properties Inc REIT	26,378	1,072,266
Equity Residential REIT	106,628	6,183,358
Essex Property Trust Inc REIT	2,051	348,772
Federal Realty Investment Trust REIT	6,408	735,126
Forest City Enterprises Inc ‘A’ *	48,191	920,448
General Growth Properties Inc REIT	135,101	2,972,222
HCP Inc REIT	42,312	1,641,282
Health Care REIT Inc	6,850	408,260
Healthcare Realty Trust Inc REIT	28,969	699,601
Host Hotels & Resorts Inc REIT	307,142	6,216,554
Hudson Pacific Properties Inc REIT	24,333	561,362
Lexington Realty Trust REIT	2,730	29,784
Liberty Property Trust REIT	5,740	212,150
Mack-Cali Realty Corp REIT	47,475	987,005
Mid-America Apartment Communities Inc REIT	6,110	417,130
National Retail Properties Inc REIT	26,580	912,226
Plum Creek Timber Co Inc REIT	2,389	100,434
Prologis Inc REIT	49,242	2,010,551
PS Business Parks Inc REIT	3,621	302,788
Public Storage REIT	21,637	3,645,618
Realty Income Corp REIT	7,180	293,375
Regency Centers Corp REIT	51,976	2,653,895
Rexford Industrial Realty Inc REIT	6,000	85,080
Senior Housing Properties Trust REIT	91,041	2,045,691
Simon Property Group Inc REIT	64,740	10,617,360

	Shares	Value
Sovran Self Storage Inc REIT	1,562	$114,729
Summit Hotel Properties Inc REIT	781	7,248
Tanger Factory Outlet Centers Inc REIT	17,221	602,735
Taubman Centers Inc REIT	11,928	844,383
The Macerich Co REIT	37,912	2,363,055
Ventas Inc REIT	29,580	1,791,661
Vornado Realty Trust REIT	49,986	4,926,620
Winthrop Realty Trust REIT	3,651	42,315

		69,516,694

Total Common Stocks (Cost $47,693,747)		70,951,086

SHORT-TERM INVESTMENT - 3.7%

Money Market Fund - 3.7%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,701,008	2,701,008

Total Short-Term Investment (Cost $2,701,008)		2,701,008

TOTAL INVESTMENTS - 99.8% (Cost $50,394,755)		73,652,094

OTHER ASSETS & LIABILITIES, NET - 0.2%		175,472

NET ASSETS - 100.0%		$73,827,566

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified by property sector as a percentage of net assets as follows:

Retail	29.0%
Specialized	23.0%
Residential	19.8%
Diversified	8.1%
Office	7.8%
Industrial	3.6%
Others (each less than 3.0%)	4.8%

96.1%
Short-Term Investment	3.7%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$70,951,086	$70,951,086	$—	$—
	Short-Term Investment	2,701,008	2,701,008	—	—

	Total	$73,652,094	$73,652,094	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS FUND

Schedule of Investments

March 31, 2014

	Shares	Value
WARRANTS - 0.1%

Malaysia - 0.1%

Genting Bhd Strike @ MYR 7.96 Exp 12/18/18 *	137,750	$122,332

Total Warrants (Cost $64,905)		122,332

PREFERRED STOCKS - 5.5%

Brazil - 4.2%

Banco Bradesco SA ADR	85,910	1,174,390
Lojas Americanas SA	278,246	2,049,136
Petroleo Brasileiro SA ADR	229,300	3,180,391
Telefonica Brasil SA	200	4,227

		6,408,144

Colombia - 1.2%

Banco Davivienda SA	49,527	639,953
Bancolombia SA	8,655	120,436
Bancolombia SA ADR	14,080	795,238
Cementos Argos SA	69,302	352,846

		1,908,473

India - 0.1%

Zee Entertainment Enterprises Ltd	7,089,243	83,092

Total Preferred Stocks (Cost $7,995,956)		8,399,709

COMMON STOCKS - 88.1%

Bermuda - 0.9%

Jardine Strategic Holdings Ltd	37,008	1,333,415

Brazil - 8.5%

AMBEV SA ADR	64,140	475,277
B2W Cia Digital *	43,881	531,252
BM&FBovespa SA	555,616	2,757,266
Cyrela Brazil Realty SA Empreendimentos e Participacoes	46,300	280,575
Diagnosticos da America SA	103,600	698,581
Embraer SA ADR	36,820	1,306,742
Estacio Participacoes SA	152,600	1,540,123
Kroton Educacional SA	68,488	1,486,875
Localiza Rent a Car SA	3,100	45,004
Multiplan Empreendimentos Imobiliarios SA	3,800	81,024
Natura Cosmeticos SA	103,100	1,726,209
Sul America SA	106,135	703,982
Telefonica Brasil SA ADR	63,130	1,340,881

		12,973,791

Cayman - 13.1%

Baidu Inc ADR *	42,750	6,514,245
Ctrip.com International Ltd ADR *	13,110	661,006
Eurasia Drilling Co Ltd GDR (LI) ~	20,710	530,797
Home Inns & Hotels Management Inc ADR *	21,000	678,090
Mindray Medical International Ltd ADR	17,340	561,122
New Oriental Education & Technology Group Inc ADR	64,310	1,887,499
SOHO China Ltd	1,051,500	864,897
Tencent Holdings Ltd	56,800	3,954,757
Tingyi Cayman Islands Holding Corp	834,000	2,396,488
Want Want China Holdings Ltd	915,000	1,366,864
Youku Tudou Inc ADR *	24,410	684,456

		20,100,221

	Shares	Value
Chile - 1.0%

Cencosud SA	474,603	$1,574,293

China - 1.8%

China Life Insurance Co Ltd ‘H’	3,000	8,499
China Oilfield Services Ltd ‘H’	180,000	424,808
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	669,000	764,968
Sinopharm Group Co Ltd ‘H’	358,600	989,312
Tsingtao Brewery Co Ltd ‘H’	78,000	572,477

		2,760,064

Colombia - 0.9%

Almacenes Exito SA	47,140	709,512
Almacenes Exito SA GDR ~	43,200	646,553

		1,356,065

Denmark - 1.9%

Carlsberg AS ‘B’	28,614	2,851,410

Egypt - 0.5%

Commercial International Bank Egypt SAE	155,450	809,052

France - 2.4%

LVMH Moet Hennessy Louis Vuitton SA	8,450	1,538,263
Pernod Ricard SA	17,870	2,081,960

		3,620,223

Hong Kong - 4.5%

AIA Group Ltd	299,400	1,422,494
CNOOC Ltd	1,006,000	1,520,706
Hang Lung Group Ltd	151,000	762,254
Hang Lung Properties Ltd	779,000	2,241,566
Hong Kong Exchanges & Clearing Ltd	63,178	958,447

		6,905,467

India - 11.9%

Ambuja Cements Ltd	232,081	789,229
Apollo Hospitals Enterprise Ltd	44,824	688,798
Asian Paints Ltd	85,340	784,151
Cipla Ltd	118,168	758,529
Colgate-Palmolive India Ltd	28,256	649,664
DLF Ltd	214,835	637,264
Hindustan Unilever Ltd	28,946	293,413
Housing Development Finance Corp	250,254	3,701,214
ICICI Bank Ltd ADR	55,790	2,443,602
Infosys Ltd	55,462	3,051,528
Marico Kaya Enterprises Ltd * +	1,992	127
Marico Ltd	100,581	352,360
Tata Consultancy Services Ltd	38,062	1,359,146
Ultratech Cement Ltd	37,244	1,367,122
Zee Entertainment Enterprises Ltd	316,042	1,435,245

		18,311,392

Indonesia - 2.8%

P.T. Astra International Tbk	3,754,500	2,458,203
P.T. Indocement Tunggal Prakarsa Tbk	353,000	734,007
P.T. Semen Indonesia Persero Tbk	549,000	770,799
P.T. Unilever Indonesia Tbk	121,500	315,250

		4,278,259

Italy - 2.0%

Prada SPA	370,600	2,900,202
Salvatore Ferragamo SPA	7,203	212,029

		3,112,231

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2014

	Shares	Value
Luxembourg - 1.5%

Tenaris SA ADR	50,650	$2,241,263

Malaysia - 1.2%

Genting Bhd	604,000	1,849,263

Mexico - 5.1%

America Movil SAB de CV ‘L’ ADR	106,150	2,110,262
Fomento Economico Mexicano SAB de CV	202,881	1,892,137
Grupo Aeroportuario del Sureste SAB de CV ‘B’	6,709	82,406
Grupo Financiero Banorte SAB de CV ‘O’	124,972	845,144
Grupo Financiero Inbursa SAB de CV ‘O’	319,398	825,192
Grupo Televisa SAB ADR	61,070	2,033,020

		7,788,161

Netherlands - 2.3%

Yandex NV ‘A’ *	115,820	3,496,606

Nigeria - 0.9%

Guaranty Trust Bank PLC	1,845,063	285,060
Nigerian Breweries PLC	693,206	650,912
Zenith Bank PLC	3,178,886	385,203

		1,321,175

Panama - 0.2%

InRetail Peru Corp *	17,400	245,340

Philippines - 1.8%

International Container Terminal Services Inc	58,510	140,987
Jollibee Foods Corp	197,560	754,191
SM Investments Corp	65,365	1,029,312
SM Prime Holdings Inc	2,811,070	916,668

		2,841,158

Russia - 5.0%

Alrosa AO	684,056	703,475
Magnit OJSC (RTS) *	14,512	3,352,027
NOVATEK OAO GDR (LI) ~	32,200	3,554,751

		7,610,253

Singapore - 0.1%

CapitaMalls Asia Ltd	125,000	177,761

South Africa - 1.4%

MTN Group Ltd	80,958	1,670,891
Naspers Ltd ‘N’	4,367	475,819

		2,146,710

South Korea - 1.4%

NAVER Corp	2,141	1,558,677
Shinsegae Co Ltd	2,617	566,166

		2,124,843

Switzerland - 1.1%

Cie Financiere Richemont SA ‘A’	17,812	1,705,535

Taiwan - 2.1%

Taiwan Semiconductor Manufacturing Co Ltd	835,995	3,266,535

Thailand - 1.0%

Airports of Thailand PCL	29,800	178,212
Bangkok Dusit Medical Services PCL	2,800	11,480
CP ALL PCL	1,040,500	1,395,245

		1,584,937

	Shares	Value
Turkey - 3.0%

Anadolu Efes Biracilik Ve Malt Sanayii AS	78,362	$869,242
BIM Birlesik Magazalar AS	33,238	748,227
Haci Omer Sabanci Holding AS	391,174	1,517,098
Turkiye Garanti Bankasi AS	312,746	1,068,490
Ulker Biskuvi Sanayi AS	53,003	372,475

		4,575,532

United Arab Emirates - 0.9%

DP World Ltd	12,901	230,928
DP World Ltd (LI)	65,554	1,185,002

		1,415,930

United Kingdom - 6.2%

Diageo PLC	38,747	1,202,517
Genel Energy PLC *	40,270	660,004
Glencore Xstrata PLC	510,840	2,634,792
Old Mutual PLC	339,323	1,142,329
SABMiller PLC	34,260	1,720,646
Tullow Oil PLC	178,440	2,229,182

		9,589,470

United States - 0.7%

MercadoLibre Inc	11,960	1,137,516

Total Common Stocks (Cost $108,955,782)		135,103,871

SHORT-TERM INVESTMENT - 6.0%

Money Market Fund - 6.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	9,302,714	9,302,714

Total Short-Term Investment (Cost $9,302,714)		9,302,714

TOTAL INVESTMENTS - 99.7% (Cost $126,319,357)		152,928,626

OTHER ASSETS & LIABILITIES, NET - 0.3%		403,994

NET ASSETS - 100.0%		$153,332,620

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Consumer Staples	18.6%
Financials	17.8%
Consumer Discretionary	16.5%
Information Technology	16.3%
Energy	9.0%
Short-Term Investment	6.0%
Materials	5.7%
Industrials	3.6%
Telecommunication Services	3.3%
Others (each less than 3.0%)	2.9%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2014

(b)	As of March 31, 2014, the fund was diversified by country of incorporation as a percentage of net assets as follows:

Cayman	13.1%
Brazil	12.7%
India	12.0%
United States	6.7%
United Kingdom	6.2%
Mexico	5.1%
Russia	5.0%
Hong Kong	4.5%
Turkey	3.0%
Others (each less than 3.0%)	31.4%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)	An investment with a value of $127 or less than 0.1% of the fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board.

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$122,332	$122,332	$—	$—
	Preferred Stocks (1)	8,399,709	8,399,709	—	—
	Common Stocks
	Bermuda	1,333,415	—	1,333,415	—
	Brazil	12,973,791	12,973,791	—	—
	Cayman	20,100,221	12,382,112	7,718,109	—
	Chile	1,574,293	1,574,293	—	—
	China	2,760,064	—	2,760,064	—
	Colombia	1,356,065	709,512	646,553	—
	Denmark	2,851,410	—	2,851,410	—
	Egypt	809,052	—	809,052	—
	France	3,620,223	—	3,620,223	—
	Hong Kong	6,905,467	—	6,905,467	—
	India	18,311,392	2,443,602	15,867,663	127
	Indonesia	4,278,259	—	4,278,259	—
	Italy	3,112,231	2,900,202	212,029	—
	Luxembourg	2,241,263	2,241,263	—	—
	Malaysia	1,849,263	—	1,849,263	—
	Mexico	7,788,161	7,788,161	—	—
	Netherlands	3,496,606	3,496,606	—	—
	Nigeria	1,321,175	1,321,175	—	—
	Panama	245,340	245,340	—	—
	Philippines	2,841,158	—	2,841,158	—
	Russia	7,610,253	—	7,610,253	—
	Singapore	177,761	—	177,761	—
	South Africa	2,146,710	—	2,146,710	—
	South Korea	2,124,843	—	2,124,843	—
	Switzerland	1,705,535	—	1,705,535	—
	Taiwan	3,266,535	—	3,266,535	—
	Thailand	1,584,937	—	1,584,937	—
	Turkey	4,575,532	—	4,575,532	—
	United Arab Emirates	1,415,930	230,928	1,185,002	—
	United Kingdom	9,589,470	—	9,589,470	—
	United States	1,137,516	1,137,516	—	—

		135,103,871	49,444,501	85,659,243	127
	Short-Term Investment	9,302,714	9,302,714	—	—

	Total	$152,928,626	$67,269,256	$85,659,243	$127

During the year ended March 31, 2014, an investment with a value of $1,185,002 was transferred from Level 1 to Level 2 due to valuation adjustments made to exchange-traded prices, as a result of market movements following the close of local trading. Also during the same period, investments with a total aggregate value of $8,608,030 were transferred from Level 2 to Level 1 due to the removal of valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INTERNATIONAL LARGE-CAP FUND

Schedule of Investments

March 31, 2014

	Shares	Value
PREFERRED STOCKS - 0.9%

Brazil - 0.9%

Itau Unibanco Holding SA ADR	138,756	$2,061,914

Total Preferred Stocks (Cost $2,038,019)		2,061,914

COMMON STOCKS - 98.0%

Bermuda - 1.4%

Li & Fung Ltd	2,358,400	3,496,268

Brazil - 0.5%

BM&FBovespa SA	267,437	1,327,166

Canada - 4.3%

Canadian National Railway Co	97,290	5,469,644
Loblaw Cos Ltd	10,380	439,425
Shoppers Drug Mart Corp	24,970	1,373,971
Valeant Pharmaceuticals International Inc *	22,840	3,010,997

		10,294,037

France - 13.2%

Air Liquide SA	36,352	4,930,827
Danone SA	66,993	4,738,651
Dassault Systemes	10,718	1,256,295
GDF Suez	86,683	2,375,301
Legrand SA	47,824	2,974,032
LVMH Moet Hennessy Louis Vuitton SA	27,200	4,951,567
Pernod Ricard SA	41,256	4,806,566
Schneider Electric SA	63,324	5,629,937

		31,663,176

Germany - 11.9%

Bayer AG	74,522	10,078,163
Beiersdorf AG	39,113	3,814,528
Linde AG	26,978	5,400,117
Merck KGaA	23,891	4,022,835
MTU Aero Engines AG	9,830	914,280
SAP AG	53,343	4,317,805

		28,547,728

Hong Kong - 1.8%

AIA Group Ltd	752,000	3,572,865
China Unicom Hong Kong Ltd	556,000	730,901

		4,303,766

India - 1.1%

ICICI Bank Ltd ADR	60,612	2,654,806

Israel - 0.4%

Check Point Software Technologies Ltd *	15,762	1,065,984

Italy - 0.6%

Saipem SPA	56,404	1,378,134

Japan - 12.4%

Denso Corp	102,600	4,912,084
FANUC Corp	14,300	2,517,839
Honda Motor Co Ltd	144,800	5,091,301
Hoya Corp	133,800	4,183,271
Inpex Corp	245,900	3,184,653

	Shares	Value
Japan Tobacco Inc	74,500	$2,336,043
Kyocera Corp	46,200	2,079,823
Lawson Inc	16,000	1,130,960
Rinnai Corp	800	70,164
Shin-Etsu Chemical Co Ltd	52,000	2,967,800
Terumo Corp	66,200	1,443,223

		29,917,161

Netherlands - 8.2%

Akzo Nobel NV	51,174	4,192,941
Heineken NV	75,575	5,266,364
ING Groep NV CVA *	375,462	5,336,318
Randstad Holding NV	82,483	4,840,503

		19,636,126

Russia - 0.4%

Sberbank of Russia ADR	91,486	859,419

Singapore - 1.8%

DBS Group Holdings Ltd	260,000	3,347,361
Singapore Telecommunications Ltd	344,380	1,001,355

		4,348,716

South Korea - 0.9%

Samsung Electronics Co Ltd	1,778	2,248,403

Spain - 2.0%

Amadeus IT Holding SA ‘A’	83,057	3,453,691
Banco Santander SA	133,781	1,277,513

		4,731,204

Sweden - 1.1%

Hennes & Mauritz AB ‘B’	62,324	2,656,075

Switzerland - 11.1%

Julius Baer Group Ltd	73,292	3,257,791
Kuehne + Nagel International AG	11,307	1,584,030
Nestle SA	113,279	8,535,443
Roche Holding AG	15,383	4,623,923
Sonova Holding AG	14,549	2,128,517
Swiss Re AG	17,043	1,581,377
UBS AG (XVTX)	238,965	4,933,666

		26,644,747

Taiwan - 2.6%

Hon Hai Precision Industry Co Ltd	733,088	2,078,679
Taiwan Semiconductor Manufacturing Co Ltd ADR	213,928	4,282,839

		6,361,518

Thailand - 0.2%

Kasikornbank PCL	99,700	570,215

United Kingdom - 20.3%

Barclays PLC	670,425	2,614,209
BG Group PLC	194,997	3,636,927
Compass Group PLC	413,443	6,319,668
Delphi Automotive PLC	30,628	2,078,416
Diageo PLC	135,709	4,211,742
Hays PLC	496,952	1,204,154
HSBC Holdings PLC (LI)	632,856	6,407,714
Reckitt Benckiser Group PLC	51,740	4,216,462
Rio Tinto PLC	81,257	4,531,410
Smiths Group PLC	128,596	2,730,122
Standard Chartered PLC	235,047	4,916,026
WPP PLC	283,892	5,872,799

		48,739,649

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INTERNATIONAL LARGE-CAP FUND

Schedule of Investments (Continued)

March 31, 2014

	Shares	Value
United States - 1.8%

NCR Corp *	34,710	$1,268,651
Yum! Brands Inc	41,340	3,116,623

		4,385,274

Total Common Stocks (Cost $161,173,112)		235,829,572

SHORT-TERM INVESTMENT - 0.5%

Money Market Fund - 0.5%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,138,434	1,138,434

Total Short-Term Investment (Cost $1,138,434)		1,138,434

TOTAL INVESTMENTS - 99.4% (Cost $164,349,565)		239,029,920

OTHER ASSETS & LIABILITIES, NET - 0.6%		1,492,228

NET ASSETS - 100.0%		$240,522,148

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Financials	18.6%
Consumer Staples	17.0%
Consumer Discretionary	16.0%
Industrials	11.6%
Information Technology	10.9%
Health Care	10.5%
Materials	9.2%
Energy	3.4%
Others (each less than 3.0%)	2.2%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of March 31, 2014, the fund was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	20.3%
France	13.2%
Japan	12.4%
Germany	11.9%
Switzerland	11.1%
Netherlands	8.2%
Canada	4.3%
Others (each less than 3.0%)	18.0%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$2,061,914	$2,061,914	$—	$—
	Common Stocks
	Bermuda	3,496,268	—	3,496,268	—
	Brazil	1,327,166	1,327,166	—	—
	Canada	10,294,037	10,294,037	—	—
	France	31,663,176	—	31,663,176	—
	Germany	28,547,728	—	28,547,728	—
	Hong Kong	4,303,766	—	4,303,766	—
	India	2,654,806	2,654,806	—	—
	Israel	1,065,984	1,065,984	—	—
	Italy	1,378,134	—	1,378,134	—
	Japan	29,917,161	—	29,917,161	—
	Netherlands	19,636,126	—	19,636,126	—
	Russia	859,419	859,419	—	—
	Singapore	4,348,716	—	4,348,716	—
	South Korea	2,248,403	—	2,248,403	—
	Spain	4,731,204	—	4,731,204	—
	Sweden	2,656,075	—	2,656,075	—
	Switzerland	26,644,747	—	26,644,747	—
	Taiwan	6,361,518	4,282,839	2,078,679	—
	Thailand	570,215	—	570,215	—
	United Kingdom	48,739,649	2,078,416	46,661,233	—
	United States	4,385,274	4,385,274	—	—

		235,829,572	26,947,941	208,881,631	—
	Short-Term Investment	1,138,434	1,138,434	—	—

	Total	$239,029,920	$30,148,289	$208,881,631	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INTERNATIONAL VALUE FUND

Schedule of Investments

March 31, 2014

	Shares	Value
PREFERRED STOCKS - 1.2%

Germany - 1.2%

Volkswagen AG	8,623	$2,234,188

Total Preferred Stocks (Cost $1,523,573)		2,234,188

COMMON STOCKS - 96.7%

Australia - 1.9%

Australia & New Zealand Banking Group Ltd	76,373	2,347,191
Goodman Group REIT	213,102	935,213

		3,282,404

Belgium - 1.3%

Solvay SA	15,075	2,369,450

Canada - 0.4%

First Quantum Minerals Ltd	43,122	796,909

China - 0.5%

China Construction Bank Corp ‘H’	1,307,000	915,694

Denmark - 1.0%

Danske Bank AS	63,167	1,761,406

Finland - 1.2%

UPM-Kymmene OYJ	123,453	2,114,072

France - 15.1%

AXA SA	115,601	3,009,880
BNP Paribas SA	58,028	4,485,955
Bouygues SA	27,041	1,130,195
Cie de St-Gobain	56,036	3,392,610
Electricite de France	30,538	1,209,362
GDF Suez	117,636	3,223,480
Lafarge SA	29,188	2,287,915
Publicis Groupe SA	22,399	2,025,865
Schneider Electric SA	29,064	2,583,989
Sodexo	20,906	2,194,776
Suez Environnement Co	51,358	1,043,419

		26,587,446

Germany - 10.4%

Allianz SE	8,151	1,377,520
BASF SE	30,957	3,440,476
Bayer AG	28,944	3,914,312
Commerzbank AG *	87,104	1,602,575
Daimler AG	41,886	3,958,458
Deutsche Telekom AG	193,839	3,135,298
Metro AG	21,136	863,548

		18,292,187

Hong Kong - 2.9%

China Overseas Land & Investment Ltd	568,000	1,473,557
Hutchison Whampoa Ltd	193,000	2,562,190
Wharf Holdings Ltd	165,000	1,056,346

		5,092,093

	Shares	Value
India - 0.8%

ICICI Bank Ltd ADR	32,001	$1,401,644

Ireland - 0.6%

Ryanair Holdings PLC ADR *	18,930	1,113,273

Italy - 3.7%

Assicurazioni Generali SPA	54,027	1,205,648
Enel SPA	411,454	2,331,430
Eni SPA	118,204	2,968,431

		6,505,509

Japan - 20.5%

Bridgestone Corp	42,400	1,501,558
Daiwa House Industry Co Ltd	94,000	1,591,402
East Japan Railway Co	25,500	1,877,427
Hitachi Ltd	445,000	3,278,090
Honda Motor Co Ltd	72,700	2,556,199
Japan Tobacco Inc	81,400	2,552,402
Kawasaki Heavy Industries Ltd	370,000	1,360,355
KDDI Corp	39,900	2,321,900
Mitsubishi UFJ Financial Group Inc	762,500	4,182,823
Nomura Holdings Inc	225,000	1,440,853
ORIX Corp	114,800	1,612,384
Ricoh Co Ltd	129,200	1,496,926
Seven & I Holdings Co Ltd	60,000	2,288,469
Sumitomo Electric Industries Ltd	97,100	1,442,592
Sumitomo Mitsui Financial Group Inc	63,300	2,698,256
Toyota Motor Corp	37,000	2,082,314
Yamato Holdings Co Ltd	90,900	1,957,028

		36,240,978

Netherlands - 3.6%

Airbus Group NV	27,340	1,960,678
ING Groep NV CVA *	146,918	2,088,097
Koninklijke KPN NV *	650,246	2,300,976

		6,349,751

Norway - 0.9%

Statoil ASA	53,538	1,512,178

South Korea - 0.9%

Samsung Electronics Co Ltd	1,306	1,651,527

Spain - 1.8%

CaixaBank SA	217,803	1,403,040
Repsol SA	68,043	1,738,736

		3,141,776

Sweden - 1.2%

Electrolux AB ‘B’	55,947	1,221,002
Nordea Bank AB	63,014	894,942

		2,115,944

Switzerland - 5.8%

Novartis AG	47,461	4,031,119
Roche Holding AG	9,609	2,888,336
Swiss Re AG	14,845	1,377,430
UBS AG	89,989	1,857,911

		10,154,796

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2014

	Shares	Value
United Kingdom - 22.2%

AstraZeneca PLC	40,212	$2,605,440
Aviva PLC	165,387	1,317,238
Barclays PLC	491,516	1,916,583
BG Group PLC	151,598	2,827,484
BP PLC	321,490	2,574,578
HSBC Holdings PLC	534,799	5,414,879
InterContinental Hotels Group PLC	54,629	1,758,292
Kingfisher PLC	231,397	1,628,986
Prudential PLC	135,749	2,875,578
Rio Tinto PLC	65,578	3,657,049
Royal Dutch Shell PLC ‘A’	123,873	4,558,932
SABMiller PLC	39,776	1,997,676
Tullow Oil PLC	62,603	782,075
Vodafone Group PLC	1,131,075	4,164,090
Wolseley PLC	20,876	1,201,453

		39,280,333

Total Common Stocks (Cost $142,192,015)		170,679,370

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	3,338,185	3,338,185

Total Short-Term Investment (Cost $3,338,185)		3,338,185

TOTAL INVESTMENTS - 99.8% (Cost $147,053,773)		176,251,743

OTHER ASSETS & LIABILITIES, NET - 0.2%		289,128

NET ASSETS - 100.0%		$176,540,871

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Financials	29.6%
Consumer Discretionary	12.0%
Industrials	11.7%
Energy	9.6%
Materials	8.3%
Health Care	7.6%
Telecommunication Services	6.8%
Utilities	4.4%
Consumer Staples	4.3%
Information Technology	3.6%
Others (each less than 3.0%)	1.9%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	As of March 31, 2014, the fund was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	22.2%
Japan	20.5%
France	15.1%
Germany	11.6%
Switzerland	5.8%
Italy	3.7%
Netherlands	3.6%
Others (each less than 3.0%)	17.3%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2014

(c)	Forward foreign currency contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	494,930	EUR	322,801	05/14	CSF	$13,190
AUD	833,490	USD	726,404	05/14	MER	44,664
AUD	10,183,639	USD	8,867,282	05/14	WBC	553,672
CHF	6,282,806	USD	6,959,854	05/14	BRC	149,072
CHF	510,255	USD	575,072	05/14	SSB	2,277
EUR	326,452	GBP	268,216	05/14	GSC	2,668
EUR	249,230	GBP	206,580	05/14	WBC	(979)
EUR	937,331	USD	1,288,905	05/14	HSB	2,315
EUR	1,037,909	USD	1,404,142	05/14	MER	25,630
GBP	268,578	EUR	326,094	05/14	CIT	(1,572)
GBP	426,047	USD	695,164	05/14	CIT	14,929
GBP	1,177,737	USD	1,959,169	05/14	MSC	3,766
GBP	417,159	USD	686,182	05/14	WBC	9,096
HKD	2,936,566	USD	378,443	05/14	CIT	202
HKD	6,349,425	USD	817,827	05/14	HSB	876
HKD	4,956,496	USD	639,068	05/14	MER	30
JPY	60,545,821	USD	598,258	05/14	CIT	(11,541)
JPY	40,633,786	USD	400,213	05/14	HSB	(6,453)
JPY	58,724,275	USD	573,631	05/14	UBS	(4,565)
NOK	3,128,284	EUR	374,040	05/14	GSC	6,454
NOK	2,371,946	USD	392,747	05/14	HSB	2,829
NOK	3,171,928	USD	503,446	05/14	SSB	25,546
SEK	13,827,792	USD	2,146,719	05/14	HSB	(11,476)
SEK	2,332,837	USD	356,563	05/14	SGN	3,666
SEK	3,043,590	USD	477,046	05/14	WBC	(7,065)
SEK	1,448,885	USD	221,582	05/14	WBC	2,150
SGD	3,408,646	USD	2,671,793	05/14	TDB	38,048
USD	533,836	CAD	598,244	05/14	SSB	(6,859)
USD	367,342	CHF	329,226	05/14	BRC	(5,174)
USD	556,819	CHF	487,131	05/14	HSB	5,635
USD	707,726	CHF	639,227	05/14	MER	(15,552)
USD	8,411,054	EUR	6,205,160	05/14	BRC	(136,870)
USD	970,822	EUR	699,526	05/14	BRC	7,191
USD	740,203	EUR	541,202	05/14	CIT	(5,331)
USD	1,361,177	EUR	980,855	05/14	GSC	9,999
USD	626,445	EUR	451,503	05/14	HSB	4,476
USD	482,280	EUR	354,570	05/14	MER	(6,158)
USD	370,042	EUR	265,134	05/14	RBC	4,807
USD	587,590	EUR	434,793	05/14	RBS	(11,360)
USD	760,627	EUR	563,252	05/14	SGN	(15,280)
USD	363,466	EUR	264,359	05/14	WBC	(688)
USD	427,266	GBP	256,905	05/14	GSC	(917)
USD	1,110,454	GBP	670,158	05/14	HSB	(6,498)
USD	628,299	GBP	384,134	05/14	SGN	(11,938)
USD	410,134	GBP	248,477	05/14	SSB	(4,003)
USD	3,060,892	GBP	1,862,033	05/14	WBC	(42,558)
USD	416,852	GBP	249,177	05/14	WBC	1,549
USD	2,937,596	HKD	22,803,127	05/14	WBC	(2,670)
USD	2,227,729	JPY	227,708,010	05/14	HSB	21,132
USD	449,386	JPY	46,024,159	05/14	MER	3,391
USD	783,055	JPY	79,900,588	05/14	SSB	8,781
USD	412,403	JPY	42,287,589	05/14	UBS	2,616
USD	642,952	NOK	3,871,751	05/14	BRC	(2,751)
USD	532,266	NOK	3,199,015	05/14	CIT	(1,245)
USD	285,414	NOK	1,792,668	05/14	WBC	(13,555)

Total Forward Foreign Currency Contracts						$637,599

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2014

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Preferred Stocks (1)	$2,234,188	$—	$2,234,188	$—
	Common Stocks
	Australia	3,282,404	—	3,282,404	—
	Belgium	2,369,450	—	2,369,450	—
	Canada	796,909	796,909	—	—
	China	915,694	—	915,694	—
	Denmark	1,761,406	—	1,761,406	—
	Finland	2,114,072	—	2,114,072	—
	France	26,587,446	—	26,587,446	—
	Germany	18,292,187	—	18,292,187	—
	Hong Kong	5,092,093	—	5,092,093	—
	India	1,401,644	1,401,644	—	—
	Ireland	1,113,273	1,113,273	—	—
	Italy	6,505,509	—	6,505,509	—
	Japan	36,240,978	—	36,240,978	—
	Netherlands	6,349,751	—	6,349,751	—
	Norway	1,512,178	—	1,512,178	—
	South Korea	1,651,527	—	1,651,527	—
	Spain	3,141,776	—	3,141,776	—
	Sweden	2,115,944	—	2,115,944	—
	Switzerland	10,154,796	—	10,154,796	—
	United Kingdom	39,280,333	—	39,280,333	—

		170,679,370	3,311,826	167,367,544	—
	Short-Term Investment	3,338,185	3,338,185	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	970,657	—	970,657	—

	Total Assets	177,222,400	6,650,011	170,572,389	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(333,058)	—	(333,058)	—

	Total Liabilities	(333,058)	—	(333,058)	—

	Total	$176,889,342	$6,650,011	$170,239,331	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL CURRENCY STRATEGIES FUND

Schedule of Investments

March 31, 2014

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 12.6%

U.S. Treasury Notes - 12.6%

0.375% due 03/15/15 ‡	$16,500,000	$16,537,703

Total U.S. Treasury Obligations (Cost $16,535,467)		16,537,703

FOREIGN GOVERNMENT BONDS & NOTES - 47.7%

Canada - 12.5%

Canadian Government 1.000% due 02/01/15	CAD 18,060,000	16,352,509

France - 10.4%

French Treasury 3.000% due 07/12/14	EUR 9,810,000	13,624,300

Germany - 12.2%

Bundesobligation 2.250% due 04/11/14	11,650,000	16,056,399

United Kingdom - 12.6%

United Kingdom Gilt 2.750% due 01/22/15 ~	GBP 9,730,000	16,525,882

Total Foreign Government Bonds & Notes (Cost $60,843,409)		62,559,090

	Shares	Value
SHORT-TERM INVESTMENT - 41.8%

Money Market Fund - 41.8%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	54,696,929	$54,696,929

Total Short-Term Investment (Cost $54,696,929)		54,696,929

TOTAL INVESTMENTS - 102.1% (Cost $132,075,805)		133,793,722

OTHER ASSETS & LIABILITIES, NET - (2.1%)		(2,770,607)

NET ASSETS - 100.0%		$131,023,115

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Foreign Government Bonds & Notes	47.7%
Short-Term Investment	41.8%
U.S. Treasury Obligations	12.6%

	102.1%
Other Assets & Liabilities, Net	(2.1%	)

	100.0%

(b)	As of March 31, 2014, an investment with a value of $4,441,520 was fully or partially segregated with the broker(s)/custodian as collateral for forward foreign currency contracts.

(c)	Forward foreign currency contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	1,075,000	USD	977,713	04/14	GSC	$18,563
CHF	860,000	USD	983,678	04/14	GSC	(10,804)
CHF	930,000	USD	1,059,648	04/14	RBS	(7,586)
JPY	2,030,548,020	USD	19,775,000	04/14	CSF	(100,930)
JPY	2,004,900,000	USD	19,798,920	04/14	MSC	(373,354)
MXN	258,710,000	USD	19,413,928	04/14	CSF	386,949
NZD	3,800,000	USD	3,258,444	04/14	BRC	36,687
NZD	2,175,000	USD	1,835,970	04/14	JPM	50,059
PHP	1,803,400,000	USD	40,281,438	04/14	GSC	(77,230)
PLN	64,395,000	USD	21,086,152	04/14	RBS	196,189
USD	20,173,177	AUD	22,650,000	04/14	BRC	(818,116)
USD	19,775,000	AUD	22,135,855	04/14	CSF	(739,800)
USD	36,936,606	CAD	40,960,000	04/14	RBS	(105,957)
USD	61,112,355	CHF	53,765,000	04/14	MSC	290,754
USD	11,245,758	EUR	8,155,000	04/14	RBS	11,218
USD	15,678,165	GBP	9,370,000	04/14	RBS	58,200
USD	100,288,576	NZD	120,240,000	04/14	JPM	(3,976,313)
USD	987,082	PLN	3,005,000	04/14	RBS	(6,060)

Total Forward Foreign Currency Contracts						($5,167,531)

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL CURRENCY STRATEGIES FUND

Schedule of Investments (Continued)

March 31, 2014

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	U.S. Treasury Obligations	$16,537,703	$—	$16,537,703	$—
	Foreign Government Bonds & Notes	62,559,090	—	62,559,090	—
	Short-Term Investment	54,696,929	54,696,929	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,048,619	—	1,048,619	—

	Total Assets	134,842,341	54,696,929	80,145,412	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(6,216,150)	—	(6,216,150)	—

	Total Liabilities	(6,216,150)	—	(6,216,150)	—

	Total	$128,626,191	$54,696,929	$73,929,262	$—

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments

March 31, 2014

	Shares	Value
COMMON STOCKS - 0.6%

Germany - 0.4%

Deutsche Euroshop AG	8,676	$394,881
Deutsche Wohnen AG	19,511	418,545

		813,426

Luxembourg - 0.2%

GAGFAH SA *	25,705	390,586

Total Common Stocks (Cost $984,875)		1,204,012

	Principal Amount
MORTGAGE-BACKED SECURITIES - 1.6%

United States - 1.6%

Fannie Mae (IO)
5.000% due 12/25/42 "	$2,481,642	474,830
5.996% due 01/25/43 " §	5,589,995	1,066,702
6.046% due 03/25/33 " §	1,389,173	277,556
6.096% due 07/25/42 " §	2,339,586	406,878
6.286% due 11/25/37 " §	3,954,099	600,040
Freddie Mac (IO)
3.000% due 01/15/43 "	2,801,069	339,654

		3,165,660

Total Mortgage-Backed Securities (Cost $3,263,439)		3,165,660

FOREIGN GOVERNMENT BONDS & NOTES - 48.9%

Albania - 0.4%

Albania Government 7.500% due 11/04/15 ~	EUR 490,000	706,476

Australia - 1.9%

Australia Government
1.250% due 02/21/22 ^ ~	AUD 1,254,604	1,202,567
5.750% due 07/15/22	2,395,000	2,507,576

		3,710,143

Barbados - 0.1%

Barbados Government 6.625% due 12/05/35 ~	$300,000	225,900

Bermuda - 1.4%

Bermuda Government 4.854% due 02/06/24 ~	2,738,000	2,793,842

Brazil - 0.1%

Brazil Notas do Tesouro Nacional ‘F’ 10.000% due 01/01/25	BRL 406,000	155,368

Dominican Republic - 0.4%

Dominican Republic
14.500% due 02/10/23 ~	DOP 6,200,000	147,355
18.500% due 02/04/28 ~	25,500,000	700,039

		847,394

Ecuador - 0.3%

Ecuador Government 9.375% due 12/15/15 ~	$643,000	683,509

	Principal Amount	Value
Fiji - 0.9%

Republic of The Fiji Islands 9.000% due 03/15/16	$1,740,000	$1,846,271

Indonesia - 1.4%

Indonesia Treasury 8.375% due 03/15/24	IDR 29,579,000,000	2,685,153

Ivory Coast - 1.0%

Ivory Coast Government 5.750% due 12/31/32 ~	$2,000,000	1,890,000

Jordan - 1.3%

Jordan Government
3.875% due 11/12/15 ~	800,000	801,000
6.925% due 06/04/14 +	JOD 400,000	568,423
7.078% due 07/18/14 +	700,000	999,503
7.950% due 02/05/15 +	100,000	146,475

		2,515,401

Latvia - 0.1%

Republic of Latvia 2.625% due 01/21/21 ~	EUR 143,000	200,945

Lebanon - 3.1%

Lebanon Government
4.100% due 06/12/15 ~	$400,000	403,901
8.500% due 01/19/16 ~	3,345,000	3,612,266
Lebanon Treasury
7.540% due 01/15/15	LBP 1,109,500,000	751,237
8.380% due 08/28/14	1,479,450,000	998,378
9.000% due 07/17/14	486,590,000	327,888

		6,093,670

New Zealand - 2.9%

New Zealand Government
2.000% due 09/20/25 ^	NZD 3,068,400	2,538,916
3.000% due 09/20/30 ^	1,120,028	973,088
5.500% due 04/15/23	2,518,000	2,331,845

		5,843,849

Paraguay - 0.2%

Republic of Paraguay 4.625% due 01/25/23 ~	$376,000	376,000

Philippines - 1.1%

Philippine Government 5.875% due 01/31/18	PHP 85,990,000	2,107,333

Romania - 0.7%

Romanian Government
4.875% due 11/07/19 ~	EUR 350,000	525,287
5.250% due 06/17/16 ~	625,000	925,064

		1,450,351

Russia - 2.2%

Russian Foreign 3.625% due 04/29/15 ~	$4,300,000	4,391,375

Rwanda - 0.6%

Rwanda International Government
6.625% due 05/02/23 ~	1,295,000	1,282,050

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
Serbia - 5.0%

Serbia Treasury
10.000% due 01/10/15	RSD 604,100,000	$7,311,506
10.000% due 04/25/16	76,100,000	908,083
10.000% due 04/01/17	48,000,000	569,320
10.000% due 01/24/18	103,830,000	1,199,232

		9,988,141

Slovenia - 6.8%

Slovenia Government
4.125% due 01/26/20 ~	EUR 320,000	476,348
4.375% due 01/18/21 ~	1,818,000	2,735,954
4.625% due 09/09/24 ~	1,055,000	1,579,731
5.125% due 03/30/26 ~	2,210,000	3,406,628
5.500% due 10/26/22 ~	$1,665,000	1,781,550
5.850% due 05/10/23 ~	3,270,000	3,580,650

		13,560,861

Sri Lanka - 5.0%

Sri Lanka Government
5.650% due 01/15/19	LKR 99,200,000	658,761
5.875% due 07/25/22 ~	$3,376,000	3,426,640
6.250% due 10/04/20 ~	896,000	947,520
6.250% due 07/27/21 ~	750,000	784,688
7.400% due 01/22/15 ~	967,000	1,008,098
7.500% due 08/15/18	LKR 134,190,000	971,997
8.500% due 11/01/15	35,710,000	277,623
8.500% due 04/01/18	10,150,000	76,665
8.500% due 07/15/18	113,540,000	852,076
9.000% due 10/01/14	20,590,000	159,230
9.000% due 05/01/21	9,160,000	66,478
11.750% due 04/01/14	37,500,000	286,979
11.750% due 03/15/15	37,500,000	299,086

		9,815,841

Tanzania - 2.0%

Tanzania Government 6.332% due 03/09/20 § ~	$3,655,000	3,888,006

Turkey - 4.1%

Turkey Government
3.000% due 07/21/21 ^	TRY 2,228,234	1,018,987
3.000% due 02/23/22 ^	1,218,805	555,090
4.000% due 04/01/20 ^	10,719,526	5,197,695
6.043% due 04/09/14	909,776	424,678
6.500% due 01/07/15	2,090,000	947,469

		8,143,919

Uganda - 0.9%

Republic of Uganda
14.125% due 12/01/16	UGX 2,267,400,000	901,921
14.625% due 11/01/18	2,358,500,000	954,170

		1,856,091

Uruguay - 1.6%

Uruguay Notas del Tesoro
2.250% due 08/23/17 ^	UYU 14,371,609	584,590
2.750% due 06/16/16 ^	13,839,851	573,303
4.250% due 01/05/17 ^	16,688,150	725,533
Uruguay Treasury
14.500% due 11/26/15	4,580,000	160,388
14.560% due 08/29/14	8,220,000	341,193
15.000% due 08/20/15	4,300,000	155,835
15.000% due 10/08/15	14,620,000	520,758
15.200% due 02/20/15	4,300,000	167,615

		3,229,215

	Principal Amount	Value
Venezuela - 3.1%

Venezuela Government
5.750% due 02/26/16 ~	$1,360,000	$1,184,900
7.000% due 03/31/38 ~	390,500	240,158
7.650% due 04/21/25	1,354,000	913,950
8.500% due 10/08/14	3,833,000	3,775,505

		6,114,513

Zambia - 0.3%

Zambia Government 5.375% due 09/20/22 ~	637,000	547,024

Total Foreign Government Bonds & Notes (Cost $97,003,693)		96,948,641

PURCHASED OPTIONS - 0.2%
(See Note (g) in Notes to Schedule of Investments) (Cost $440,174)		483,575

SHORT-TERM INVESTMENTS - 50.3%

Foreign Government Issues - 28.2%

Croatia Treasury Bills (Croatia) 4.940% due 02/12/15	EUR 2,866,000	3,908,340
Kenya Treasury Bills (Kenya)
8.610% due 03/16/15	KES 203,700,000	2,141,396
9.158% due 11/24/14	110,600,000	1,199,467
10.000% due 05/05/14	121,500,000	1,395,112
10.300% due 04/21/14	130,400,000	1,502,512
Lebanon Treasury Bills (Lebanon)
4.340% due 05/01/14	LBP 1,412,000,000	936,206
4.830% due 07/17/14	761,800,000	500,304
4.871% due 06/19/14	462,610,000	304,928
4.930% due 07/31/14	1,998,430,000	1,309,833
4.930% due 08/14/14	2,890,000,000	1,890,297
5.180% due 01/22/15	1,196,535,000	763,888
5.182% due 06/12/14	1,493,040,000	984,963
5.267% due 10/16/14	513,000,000	332,305
5.290% due 07/24/14	584,480,000	383,472
5.300% due 07/10/14	403,220,000	265,068
5.300% due 02/05/15	2,941,190,000	1,873,683
5.300% due 02/19/15	2,983,330,000	1,896,415
5.315% due 12/25/14	2,087,070,000	1,338,084
Mexico Cetes (Mexico)
3.600% due 08/21/14	MXN 48,415,000	3,659,670
3.746% due 06/26/14	7,341,600	557,966
4.059% due 04/03/14	54,494,000	4,173,609
Monetary Authority of Singapore (Singapore) 0.310% due 06/13/14	SGD 140,000	111,236
Philippine Treasury Bills (Philippines)
0.091% due 04/10/14	PHP 75,790,000	1,689,389
0.192% due 10/08/14	216,560,000	4,782,440
1.140% due 01/07/15	14,910,000	327,454
Republic of Zambia Treasury Bills (Zambia)
13.146% due 09/08/14	ZMW 175,000	26,919
13.438% due 09/22/14	2,660,000	402,049
Serbia Treasury Bills (Serbia)
8.140% due 01/29/15	RSD 527,000,000	5,855,557
8.660% due 02/26/15	121,110,000	1,335,868
8.940% due 03/12/15	27,970,000	308,332
10.030% due 04/03/14	36,510,000	435,458
Sri Lanka Treasury Bills (Sri Lanka)
7.020% due 12/26/14	LKR 308,200,000	2,244,606
7.020% due 03/06/15	30,950,000	222,406
7.040% due 02/27/15	87,550,000	630,005
7.060% due 03/13/15	50,280,000	360,806
7.060% due 03/27/15	83,130,000	594,830

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2014

	Principal Amount	Value
7.070% due 02/13/15	LKR 24,500,000	$176,774
7.100% due 02/20/15	29,770,000	214,510
7.320% due 12/19/14	80,010,000	583,458
9.460% due 10/31/14	76,620,000	563,807
10.679% due 06/27/14	80,470,000	606,143
10.810% due 06/20/14	89,960,000	678,509
10.880% due 06/06/14	164,800,000	1,246,205
11.231% due 05/02/14	40,320,000	306,849
11.231% due 05/09/14	39,470,000	300,001
11.281% due 04/18/14	39,500,000	301,366
11.381% due 04/04/14	38,630,000	295,462
Uruguay Letras de Regulacion Monetaria En UI (Uruguay) 15.330% due 01/14/16 ^	UYU 1,000,000	34,438

		55,952,395

	Shares
Money Market Fund - 10.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	20,485,203	20,485,203

	Principal Amount

U.S. Treasury Bills - 6.3%

0.024% due 04/03/14 ‡	$10,000,000	9,999,986
0.035% due 05/22/14 ‡	2,500,000	2,499,881

		12,499,867

Repurchase Agreements - 5.4%

Barclays PLC (0.550%) due 05/21/14 (Dated 03/19/14, repurchase price of $160,274; collateralized by Brazil Government: 8.500% due 01/25/24 and value $154,233)	160,423	160,423
Barclays PLC (0.520%) due 04/14/14 (Dated 02/26/14, repurchase price of $253,596; collateralized by Republic of Ghana: 7.875% due 08/07/23 and value $261,546)	253,750	253,750
Barclays PLC (0.450%) due 04/03/14 (Dated 03/20/14, repurchase price of $1,067,817; collateralized by State of Qatar: 3.241% due 01/18/23 and value $1,069,108)	1,067,950	1,067,950
Barclays PLC (0.450%) due 04/04/14 (Dated 03/25/14, repurchase price of $656,018; collateralized by State of Qatar: 3.241% due 01/18/23 and value $657,602)	656,075	656,075
Barclays PLC (0.450%) due 04/17/14 (Dated 03/31/14, repurchase price of $532,557; collateralized by State of Qatar: 3.241% due 01/18/23 and value $533,186)	532,650	532,650
Barclays PLC (0.450%) due 04/24/14 (Dated 03/31/14, repurchase price of $532,510; collateralized by State of Qatar: 3.241% due 01/18/23 and value $533,186)	532,650	532,650

	Principal Amount	Value
Barclays PLC (0.450%) due 04/25/14 (Dated 03/31/14, repurchase price of $655,088; collateralized by State of Qatar: 3.241% due 01/18/23 and value $657,602)	$655,260	$655,260
Barclays PLC (0.250%) due 04/04/14 (Dated 03/25/14, repurchase price of $171,367; collateralized by State of Qatar: 5.250% due 01/20/20 and value $172,156)	171,375	171,375
Barclays PLC (0.250%) due 04/28/14 (Dated 03/31/14, repurchase price of $171,346; collateralized by State of Qatar: 5.250% due 01/20/20 and value $172,156)	171,375	171,375
Nomura Securities (0.950%) due 04/14/14 (Dated 03/26/14, repurchase price of $527,423; collateralized by Republic of Ghana: 7.875% due 08/07/23 and value $529,631)	527,618	527,618
Nomura Securities (0.800%) due 04/07/14 (Dated 03/20/14, repurchase price of $182,431; collateralized by Republic of Ghana: 7.875% due 08/07/23 and value $186,819)	182,488	182,488
Nomura Securities (0.500%) due 04/01/14 (Dated 03/20/14, repurchase price of $2,315,959; collateralized by State of Qatar: 6.550% due 04/09/19 and value $2,323,305)	2,316,184	2,316,184
Nomura Securities (0.500%) due 04/21/14 (Dated 03/27/14, repurchase price of $2,318,584; collateralized by State of Qatar: 6.550% due 04/09/19 and value $2,323,305)	2,319,228	2,319,228
Nomura Securities 0.050% due 04/09/14 (Dated 03/05/14, repurchase price of $1,183,920; collateralized by Spain Government: 5.400% due 01/31/23 and value $1,196,557)	EUR 859,336	1,183,870

		10,730,896

Total Short-Term Investments (Cost $99,995,001)		99,668,361

TOTAL INVESTMENTS - 101.6% (Cost $201,687,182)		201,470,249

SECURITIES SOLD SHORT - (3.3%)
(See Note (d) in Notes to Schedule of Investments) (Proceeds $6,218,610)		(6,456,073)

OTHER ASSETS & LIABILITIES, NET - 1.7%		3,345,619

NET ASSETS - 100.0%		$198,359,795

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2014

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Short-Term Investments	50.3%
Foreign Government Bonds & Notes	48.9%
Others (each less than 3.0%)	2.4%

	101.6%
Securities Sold Short	(3.3%	)
Other Assets & Liabilities, Net	1.7%

	100.0%

(b)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(c)	Investments with a total aggregate value of $1,714,401 or 0.9% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board.

(d)	Securities sold short outstanding as of March 31, 2014 were as follows:

Description	Principal Amount	Value
Foreign Government Bonds & Notes – (3.3%)
Brazil Government 8.500% due 01/05/24	BRL 364,000	($151,199)
Qatar Government 5.250% due 01/20/20	$150,000	(170,625)
6.550% due 04/09/19	1,889,000	(2,264,533)
Republic of Ghana 7.875% due 08/07/23	1,047,000	(965,857)
SoQ Sukuk A QSC 3.241% due 01/18/23	1,712,000	(1,716,109)
Spain Government 5.400% due 01/31/23	EUR 730,000	(1,187,750)

Total Securities Sold Short (Proceeds $6,218,610)		($6,456,073)

(e)	Open futures contracts outstanding as of March 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Eris 10-Year Deliverable Interest Rate Swap (06/14)	41	$22,814
Nikkei 225 Index (06/14)	27	(70,899)
SGX CNX Nifty (04/14)	94	18,424

		(29,661)

Short Futures Outstanding
Euro-Bobl 5-Year Notes (06/14)	57	(4,022)
Euro-Bund 10-Year Notes (06/14)	33	(30,054)
Euro-Schatz 10-Year Notes (06/14)	6	693
Japanese Government 10-Year Bonds (06/14)	16	31,177
United Kingdom Long Gilt (06/14)	24	(14,434)
U.S. 2-Year Deliverable Interest Rate Swap (06/14)	34	1,589
U.S. 5-Year Deliverable Interest Rate Swap (06/14)	202	56,138
U.S. 10-Year Deliverable Interest Rate Swap (06/14)	79	(41,836)

		(749)

Total Futures Contracts		($30,410)

(f)	Forward foreign currency contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
ARS	24,000,000	USD	2,073,071	02/15	CIT	$123,343
AUD	351,611	USD	319,544	04/14	CIT	6,206
AUD	1,446,389	USD	1,313,893	04/14	GSC	26,115
BRL	4,731,000	USD	1,975,778	05/14	SCB	90,274
CLP	2,023,586,000	USD	3,592,377	05/14	CIT	83,996
COP	3,004,842,000	USD	1,548,967	04/14	MSC	(27,193)
EUR	1,773,155	HRK	13,612,100	04/14	CIT	(9,918)
EUR	5,644,900	HUF	1,698,211,766	04/14	JPM	170,403
EUR	2,819,269	SEK	24,873,000	04/14	MSC	25,477
EUR	414,517	USD	575,204	04/14	GSC	(4,173)
HRK	13,612,100	EUR	1,777,176	04/14	CIT	4,379
IDR	17,576,531,000	USD	1,484,630	06/14	SCB	44,757
IDR	7,321,125,600	USD	641,079	07/14	GSC	(9,858)
IDR	7,309,169,000	USD	646,829	07/14	SCB	(16,519)
IDR	16,970,712,000	USD	1,457,339	08/14	JPM	(2,102)
IDR	8,284,509,791	USD	714,011	08/14	SCB	(3,615)
IDR	5,808,846,000	USD	468,078	11/14	CIT	21,900
ILS	3,191,000	EUR	660,430	06/14	JPM	4,671
ILS	22,792,000	USD	6,519,264	04/14	SCB	14,323
INR	165,625,000	USD	2,686,136	04/14	JPM	79,620
INR	76,456,000	USD	1,213,655	05/14	GSC	47,683
INR	130,661,000	USD	2,069,385	05/14	JPM	86,203
INR	160,984,000	USD	2,558,683	05/14	SCB	97,162
JPY	197,189,000	USD	1,949,382	05/14	SCB	(38,529)

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2014

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
KES	74,760,000	USD	832,216	04/14	SCB	$31,486
KZT	42,000,000	USD	263,323	04/14	CIT	(34,116)
KZT	107,500,000	USD	674,404	04/14	JPM	(88,615)
KZT	71,821,000	USD	434,620	10/14	CIT	(59,624)
KZT	71,000,000	USD	430,433	10/14	HSB	(60,491)
KZT	49,000,000	USD	297,420	10/14	JPM	(41,896)
KZT	87,400,000	USD	531,307	11/14	CIT	(76,760)
KZT	275,000,000	USD	1,692,308	11/14	JPM	(266,807)
MXN	96,179,000	USD	7,211,699	05/14	CIT	125,995
PEN	4,127,000	USD	1,456,760	04/14	JPM	5,212
PEN	10,166,000	USD	3,549,581	04/14	SCB	51,680
PHP	43,464,000	USD	963,704	05/14	CIT	4,628
PLN	7,708,000	EUR	1,847,732	04/14	CIT	879
PLN	33,659,000	EUR	8,059,719	04/14	JPM	16,082
PLN	5,850,000	EUR	1,372,176	06/14	SCB	34,751
RON	5,103,661	EUR	1,116,555	03/15	CIT	(667)
RON	25,592,326	EUR	5,584,703	03/15	CIT	13,296
RON	1,979,791	EUR	429,782	03/15	JPM	4,353
RON	5,237,771	EUR	1,139,100	03/15	SCB	8,678
RON	6,772,695	USD	2,093,620	04/14	SCB	(3,129)
RON	1,111,808	USD	337,147	04/14	SCB	6,029
RUB	204,250,963	USD	6,121,713	05/14	CIT	(360,500)
RUB	130,446,944	USD	3,922,190	05/14	SCB	(246,752)
SEK	24,873,000	EUR	2,834,982	04/14	GSC	(63,767)
SGD	2,633,000	EUR	1,519,235	06/14	SCB	491
SGD	8,253,000	USD	6,525,968	04/14	GSC	35,051
SGD	4,564,000	USD	3,598,262	05/14	SCB	30,082
TRY	6,507,600	USD	2,884,894	10/14	HSB	—
UGX	938,510,000	USD	343,148	01/15	CIT	(1,820)
UGX	4,342,096,000	USD	1,590,511	01/15	SCB	(11,328)
USD	7,236,611	AUD	8,010,587	04/14	GSC	(185,481)
USD	4,888,297	AUD	5,377,000	04/14	HSB	(93,580)
USD	1,896,116	BRL	4,731,000	05/14	CIT	(169,935)
USD	3,847,293	CAD	4,285,000	04/14	CIT	(26,279)
USD	3,860,413	CAD	4,285,000	04/14	GSC	(13,160)
USD	3,854,413	CAD	4,317,000	04/14	HSB	(48,087)
USD	9,972,354	CHF	8,994,216	05/14	GSC	(204,418)
USD	3,611,612	CLP	2,023,586,000	05/14	MSC	(64,761)
USD	1,481,751	COP	3,004,842,000	04/14	JPM	(40,024)
USD	2,656,983	EUR	1,939,829	04/14	GSC	(15,393)
USD	4,393,380	EUR	3,231,000	04/14	JPM	(57,729)
USD	4,892,790	EUR	3,574,382	05/14	GSC	(31,037)
USD	16,661,626	EUR	12,252,000	05/14	SCB	(215,942)
USD	531,436	EUR	386,073	06/14	GSC	(377)
USD	3,901,840	EUR	2,827,000	06/14	GSC	7,702
USD	618,109	EUR	448,000	06/14	JPM	989
USD	7,359,497	EUR	5,351,591	06/14	SCB	(12,323)
USD	817,494	EUR	589,000	06/14	SCB	6,146
USD	88,204	IDR	1,074,324,000	06/14	SCB	(5,034)
USD	992,523	INR	59,998,000	05/14	SCB	2,702
USD	18,702,506	JPY	1,905,956,253	05/14	GSC	231,922
USD	664,784	LKR	87,323,724	04/14	SCB	(2,195)
USD	1,920,233	NGN	321,639,000	04/14	JPM	(27,894)
USD	5,194,820	NZD	6,267,730	04/14	GSC	(231,245)
USD	1,663,521	PHP	75,790,000	04/14	GSC	(26,108)
USD	2,245,899	PHP	101,874,000	05/14	GSC	(23,744)
USD	2,398,693	RON	7,884,503	04/14	SCB	(34,975)
USD	7,648,263	RUB	258,909,000	05/14	HSB	345,335
USD	656,298	RUB	22,208,853	05/14	JPM	31,296
USD	1,183,418	RUB	40,064,623	05/14	MSC	55,920
USD	401,170	RUB	13,515,431	05/14	SCB	19,947
USD	701,899	SGD	888,000	06/14	SCB	(4,062)
USD	1,757,429	THB	57,960,000	04/14	GSC	(27,992)
USD	431,898	THB	13,946,000	04/14	SCB	2,206
USD	3,459,919	THB	115,025,000	05/14	GSC	(80,183)
USD	918,258	THB	29,949,000	06/14	CIT	(1,427)
USD	1,068,231	THB	34,835,000	06/14	GSC	(1,496)
USD	720,462	TRY	1,596,543	04/14	HSB	(24,053)
USD	795,227	TRY	1,796,576	06/14	HSB	(22,241)

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2014

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	353,077	TRY	797,424	06/14	SCB	($9,762)
USD	1,833,755	ZAR	20,121,792	04/14	SCB	(75,165)
USD	435,008	ZMW	2,597,000	09/14	CIT	40,629
USD	26,756	ZMW	160,000	09/14	SCB	2,345
UYU	9,215,000	USD	390,797	12/14	CIT	(21,756)
UYU	26,860,000	USD	1,122,206	01/15	CIT	(54,216)
UYU	36,121,000	USD	1,472,327	02/15	CIT	(50,867)
UYU	16,465,000	USD	671,017	03/15	CIT	(32,221)
UYU	14,000,000	USD	552,923	04/15	CIT	(16,020)

Total Forward Foreign Currency Contracts						($1,337,017)

(g)	Purchased options outstanding as of March 31, 2014 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - OTC CNH versus USD	CNH 6.25	04/04/14	GSC	CNH 22,150,000	$7,761	$914
Put - OTC CNY versus USD	CNY 6.25	04/07/14	SCB	CNY 22,150,000	7,230	71
Put - OTC CNY versus USD	6.35	09/30/14	GSC	11,673,000	10,386	5,397
Put - OTC CNY versus USD	6.35	09/30/14	JPM	10,827,000	9,591	5,006
Put - OTC CNH versus USD	CNH 6.35	10/06/14	SCB	CNH 22,500,000	22,105	15,998
Put - OTC CNH versus USD	6.20	03/05/15	SCB	35,882,000	62,420	86,551
Put - OTC CNH versus USD	6.20	03/06/15	SCB	59,846,000	97,073	144,605
Put - OTC CAD versus USD	CAD 1.11	03/30/15	HSB	CAD 3,476,000	97,464	97,908
Put - OTC CAD versus USD	1.11	03/30/15	SCB	1,019,000	29,113	29,245
Put - OTC CAD versus USD	1.13	03/30/15	CIT	2,282,000	48,515	48,940
Put - OTC CAD versus USD	1.13	03/30/15	GSC	2,315,000	48,516	48,940

Total Purchased Options					$440,174	$483,575

(h)	Transactions in written options for the year ended March 31, 2014 were as follows:

	Notional Amount in $	Premium
Outstanding, March 31, 2013	—	$—
Call Options Written	10,791,867	196,345

Outstanding, March 31, 2014	10,791,867	$196,345

(i)	Premiums received and value of written options outstanding as of March 31, 2014 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - OTC INR versus USD	INR 65.00	06/09/14	GSC	$1,800,000	$33,570	($6,878)
Call - OTC INR versus USD	65.00	06/09/14	JPM	1,832,000	32,610	(7,000)
Call - OTC INR versus USD	67.00	06/16/14	JPM	3,591,000	70,922	(8,072)
Call - OTC INR versus USD	70.00	06/19/14	JPM	3,568,867	59,243	(3,630)

Total Written Options					$196,345	($25,580)

(j)	Swap agreements outstanding as of March 31, 2014 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/14 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	12/20/16	MSC	2.201%	$198,000	$6,245	$10,567	($4,322)
China Government	1.000%	12/20/17	JPM	0.616%	3,100,000	(44,728)	(59,131)	14,403
Croatia Government	1.000%	03/20/18	CIT	2.647%	1,200,000	73,464	83,000	(9,536)
Thailand Government	1.000%	03/20/18	CIT	0.968%	3,300,000	(5,130)	(16,419)	11,289
Croatia Government	1.000%	03/20/18	HSB	2.647%	313,000	19,162	29,014	(9,852)
Banque Centrale de Tunisie SA	1.000%	03/20/18	JPM	3.378%	375,000	32,562	40,581	(8,019)
China Government	1.000%	03/20/18	JPM	0.666%	1,100,000	(14,694)	(17,333)	2,639
Croatia Government	1.000%	03/20/18	MSC	2.647%	2,262,000	138,480	194,313	(55,833)
Lebanon Government	5.000%	03/20/18	JPM	3.312%	689,000	(43,995)	(29,026)	(14,969)

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2014

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/14 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Colombia Government	1.000%	06/20/18	CIT	0.885%	$460,000	($2,338)	($695)	($1,643)
Croatia Government	1.000%	06/20/18	CIT	2.713%	800,000	53,755	76,719	(22,964)
Lebanon Government	1.000%	06/20/18	GSC	3.391%	5,166,000	477,796	715,241	(237,445)
Russian Foreign	1.000%	06/20/18	JPM	1.944%	1,290,000	48,318	21,470	26,848
Croatia Government	1.000%	06/20/18	MSC	2.713%	921,000	61,886	92,071	(30,185)
Bulgaria Government	1.000%	12/20/18	GSC	1.167%	1,000,000	7,256	11,641	(4,385)
Qatar Government	1.000%	12/20/18	JPM	0.575%	1,838,000	(36,589)	(31,386)	(5,203)
Lebanon Government	5.000%	12/20/18	GSC	3.582%	663,000	(41,178)	(39,103)	(2,075)
Qatar Government	1.000%	03/20/19	GSC	0.612%	490,000	(9,284)	(8,762)	(522)
Qatar Government	1.000%	03/20/19	JPM	0.612%	160,000	(3,094)	(2,920)	(174)
BCP Finance Bank Ltd	5.000%	03/20/19	GSC	3.307%	EUR 1,015,000	(110,154)	(63,658)	(46,496)
Banco Espirito Santo SA	5.000%	03/20/19	GSC	2.993%	983,000	(127,660)	(91,578)	(36,082)
Colombia Government	1.000%	12/20/22	CIT	1.481%	$3,938,000	142,947	135,022	7,925
Russian Foreign	1.000%	12/20/22	GSC	2.554%	5,240,000	583,777	413,671	170,106
Mexico Government	1.000%	12/20/22	HSB	1.289%	3,624,000	79,502	121,152	(41,650)
South Africa Government	1.000%	12/20/22	HSB	2.393%	12,560,000	1,271,086	1,080,969	190,117
South Africa Government	1.000%	12/20/22	HSB	1.516%	10,000,000	1,012,011	904,847	107,164
Spain Government	1.000%	12/20/22	HSB	1.469%	5,250,000	183,147	974,920	(791,773)
Mexico Government	1.000%	06/20/23	CIT	1.319%	461,000	11,664	15,032	(3,368)
Qatar Government	1.000%	12/20/23	GSC	1.003%	874,000	(86)	284	(370)
Brazil Government	1.000%	03/20/24	GSC	2.209%	4,231,000	413,282	561,774	(148,492)

						$4,177,410	$5,122,277	($944,867)

Credit Default Swaps on Sovereign Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/14 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
South Africa Government	1.000%	12/20/17	HSB	2.393%	$22,560,000	($412,999)	($463,220)	$50,221
Turkey Government	1.000%	12/20/22	GSC	2.551%	2,367,000	(263,663)	(156,301)	(107,362)

						($676,662)	($619,521)	($57,141)

						$3,500,748	$4,502,756	($1,002,008)

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swaps

Notional Amount on Fixed Rate Currency Received	Notional Amount on Floating Rate Currency Delivered	Pay/Receive Floating Rate	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
TRY 11,627,055	$6,521,062	Receive	MSC	5.370%	04/01/20	$1,922,591	$—	$1,922,591
2,145,966	1,120,609	Receive	JPM	7.860%	07/21/21	177,890	—	177,890
1,169,919	611,243	Receive	HSB	7.850%	02/23/22	126,693	—	126,693

						$2,227,174	$—	$2,227,174

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2014

Interest Rate Swaps

Floating Rate Index	Counterparty/ Exchange	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month MYR KLIBOR	GSC	Pay	3.465%	01/13/16	MYR 16,501,000	($11,200)	$—	($11,200)
3-Month MYR KLIBOR	CIT	Pay	3.505%	01/15/16	16,500,000	(6,806)	—	(6,806)
3-Month MYR KLIBOR	CIT	Pay	3.600%	02/25/16	5,582,000	(1,022)	—	(1,022)
3-Month MYR KLIBOR	JPM	Pay	3.600%	02/25/16	5,418,000	(992)	—	(992)
3-Month MYR KLIBOR	JPM	Pay	3.600%	02/26/16	22,001,000	(4,245)	—	(4,245)
3-Month NZD Bank Bills	JPM	Pay	4.695%	10/08/16	NZD 9,000,000	(6,061)	—	(6,061)
3-Month NZD Bank Bills	LCH	Pay	4.711%	10/08/16	12,000,000	(4,608)	—	(4,608)
3-Month NZD Bank Bills	LCH	Pay	4.740%	10/10/16	9,500,000	(1,648)	—	(1,648)
3-Month NZD Bank Bills	LCH	Pay	4.764%	10/10/16	13,000,000	224	—	224
3-Month NZD Bank Bills	LCH	Pay	4.213%	10/23/17	583,000	3,349	—	3,349
3-Month NZD Bank Bills	LCH	Pay	4.203%	10/24/17	1,000,000	5,415	4	5,411
3-Month NZD Bank Bills	LCH	Pay	4.150%	10/25/17	1,000,000	3,640	4	3,636
3-Month NZD Bank Bills	LCH	Pay	4.036%	10/30/17	2,000,000	(369)	—	(369)
3-Month NZD Bank Bills	LCH	Pay	4.035%	10/31/17	1,417,000	(21,606)	5	(21,611)
6-Month PLN-WIBOR	HSB	Receive	3.356%	12/12/17	PLN 6,880,000	(3,363)	—	(3,363)
6-Month PLN-WIBOR	HSB	Pay	3.430%	12/12/17	60,000,000	84,239	—	84,239
6-Month PLN-WIBOR	HSB	Receive	3.620%	12/12/17	13,000,000	(49,100)	—	(49,100)
3-Month Chile Bank Bills	CIT	Pay	2.010%	05/20/18	CLP 5,556,830,000	612,414	—	612,414
3-Month Chile Bank Bills	CIT	Receive	4.700%	05/20/18	5,556,830,000	(313,527)	—	(313,527)
6-Month HUF BUBOR	LCH	Receive	4.566%	11/14/18	HUF 288,000,000	(24,140)	—	(24,140)
6-Month HUF BUBOR	LCH	Receive	3.778%	11/15/18	483,000,000	16,215	—	16,215
6-Month HUF BUBOR	LCH	Receive	4.433%	11/15/18	369,000,000	(1,630)	—	(1,630)
6-Month GBP LIBOR	LCH	Receive	2.000%	02/20/19	GBP 2,440,000	(3,605)	—	(3,605)
Brazil CETIP Interbank	MSC	Pay	12.920%	01/04/21	BRL 7,423,470	58,406	—	58,406
Brazil CETIP Interbank	GSC	Pay	13.070%	01/04/21	2,297,000	32,024	—	32,024
Brazil CETIP Interbank	CIT	Pay	13.160%	01/04/21	12,280,000	200,415	—	200,415
Brazil CETIP Interbank	GSC	Pay	13.050%	01/02/23	5,627,000	71,509	—	71,509
3-Month NZD Bank Bills	JPM	Pay	4.060%	06/04/23	NZD 810,000	(40,615)	—	(40,615)
6-Month AUD Bank Bills	LCH	Pay	4.310%	07/04/23	AUD 749,000	1,249	—	1,249
6-Month AUD Bank Bills	LCH	Pay	4.510%	08/26/23	3,104,000	41,646	—	41,646
3-Month MYR KLIBOR	GSC	Receive	4.525%	01/13/24	MYR 4,021,000	7,346	—	7,346
3-Month MYR KLIBOR	CIT	Receive	4.575%	01/15/24	4,021,000	2,165	—	2,165
3-Month MYR KLIBOR	JPM	Receive	4.560%	02/25/24	1,331,000	2,197	—	2,197
3-Month MYR KLIBOR	CIT	Receive	4.568%	02/25/24	1,349,000	1,975	—	1,975
3-Month MYR KLIBOR	JPM	Receive	4.565%	02/26/24	5,361,000	8,281	—	8,281

						$658,172	$13	$658,159

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Interest from Guatemala Bills	3-Month USD-LIBOR + 50 bps	CIT	06/03/14	GTQ 4,865,000	$28,196	$—	$28,196
Interest from Guatemala Bills	3-Month USD-LIBOR + 50 bps	CIT	06/09/14	2,400,000	8,715	—	8,715

				Number of Contracts
Positive Return on KOSPI 200 Index	Negative Return on KOSPI 200 Index	CIT	06/12/14	31	1,032	—	1,032
Negative return on WIG 20 Index	Positive return on WIG 20 Index	JPM	06/20/14	239	(50,986)	—	(50,986)

					($13,043)	$—	($13,043)

Total Swap Agreements					$6,373,051	$4,502,769	$1,870,282

(k)	As of March 31, 2014, investments with a total aggregate value of $1,812,974 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap contracts.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2014

(l)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,204,012	$—	$1,204,012	$—
	Mortgage-Backed Securities	3,165,660	—	3,165,660	—
	Foreign Government Bonds & Notes	96,948,641	—	96,948,641	—
	Short-Term Investments	99,668,361	20,485,203	79,183,158	—
	Derivatives:
	Credit Contracts
	Swaps	4,616,340	—	4,616,340	—
	Equity Contracts
	Futures	18,424	18,424	—	—
	Swaps	1,032	—	1,032	—

	Total Equity Contracts	19,456	18,424	1,032	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,042,344	—	2,042,344	—
	Purchased Options	483,575	—	483,575	—
	Swaps	2,227,174	—	2,227,174	—

	Total Foreign Currency Contracts	4,753,093	—	4,753,093	—

	Interest Rate Contracts
	Futures	112,411	112,411	—	—
	Swaps	1,189,620	—	1,152,709	36,911

	Total Interest Rate Contracts	1,302,031	112,411	1,152,709	36,911

	Total Assets - Derivatives	10,690,920	130,835	10,523,174	36,911

	Total Assets	211,677,594	20,616,038	191,024,645	36,911

Liabilities	Securities Sold Short:
	Foreign Government Bonds & Notes	(6,456,073)	—	(6,456,073)	—
	Derivatives:
	Credit Contracts
	Swaps	(1,115,592)	—	(1,115,592)	—
	Equity Contracts
	Futures	(70,899)	(70,899)	—	—
	Swaps	(50,986)	—	(50,986)	—

	Total Equity Contracts	(121,885)	(70,899)	(50,986)	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,379,361)	—	(3,379,361)	—
	Written Options	(25,580)	—	(25,580)	—

	Total Foreign Currency Contracts	(3,404,941)	—	(3,404,941)	—

	Interest Rate Contracts
	Futures	(90,346)	(90,346)	—	—
	Swaps	(494,537)	—	(494,537)	—

	Total Interest Rate Contracts	(584,883)	(90,346)	(494,537)

	Total Liabilities - Derivatives	(5,227,301)	(161,245)	(5,066,056)	—

	Total Liabilities	(11,683,374)	(161,245)	(11,522,129)	—

	Total	$199,994,220	$20,454,793	$179,502,516	$36,911

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL PRECIOUS METALS FUND

Schedule of Investments

March 31, 2014

	Shares	Value
COMMON STOCKS - 95.3%

Australia - 3.8%

Newcrest Mining Ltd *	207,190	$1,904,536
Regis Resources Ltd	480,745	1,012,498
Troy Resources Ltd *	314,434	306,728

		3,223,762

Bermuda - 0.8%

Continental Gold Ltd *	190,150	657,054

Canada - 66.9%

Agnico Eagle Mines Ltd	147,780	4,470,345
Alamos Gold Inc	255,583	2,309,610
Aureus Mining Inc *	495,931	260,416
AuRico Gold Inc	240,000	1,046,404
B2Gold Corp *	990,000	2,686,567
Barrick Gold Corp	147,643	2,632,475
Centerra Gold Inc	240,938	1,122,416
Detour Gold Corp *	139,451	1,207,188
Eldorado Gold Corp	720,601	4,008,771
First Quantum Minerals Ltd	24,489	452,565
Franco-Nevada Corp	85,553	3,931,336
Goldcorp Inc	337,804	8,269,442
IAMGOLD Corp	75,437	265,445
Kinross Gold Corp	865,932	3,579,655
MAG Silver Corp *	87,430	606,593
New Gold Inc *	290,557	1,437,672
Osisko Mining Corp *	634,767	3,950,427
Platinum Group Metals Ltd *	674,000	676,744
Primero Mining Corp *	103,521	750,071
Rio Alto Mining Ltd *	90,710	177,235
SEMAFO Inc	370,249	1,306,170
Silver Wheaton Corp	129,754	2,945,416
Tahoe Resources Inc *	161,459	3,413,204
Torex Gold Resources Inc *	620,392	600,470
Yamana Gold Inc	495,495	4,338,663

		56,445,300

Peru - 0.5%

Cia de Minas Buenaventura SA ADR	31,754	399,148

South Africa - 1.3%

AngloGold Ashanti Ltd ADR	41,457	708,086
Impala Platinum Holdings Ltd	36,972	420,901

		1,128,987

United Kingdom - 14.8%

Fresnillo PLC	236,285	3,371,113
Hochschild Mining PLC	102,124	288,067
Randgold Resources Ltd ADR	118,085	8,856,375

		12,515,555

United States - 7.2%

Newmont Mining Corp	60,921	1,427,988
Royal Gold Inc	73,917	4,628,682

		6,056,670

Total Common Stocks (Cost $104,423,954)		80,426,476

	Shares	Value
SHORT-TERM INVESTMENT - 4.4%

Money Market Fund - 4.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	3,698,469	$3,698,469

Total Short-Term Investment (Cost $3,698,469)		3,698,469

TOTAL INVESTMENTS - 99.7% (Cost $108,122,423)		84,124,945

OTHER ASSETS & LIABILITIES, NET - 0.3%		277,300

NET ASSETS - 100.0%		$84,402,245

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified by precious metals sector as a percentage of net assets as follows:

Gold	80.0%
Silver	8.5%
Precious Metals	4.9%
Others (each less than 3.0%)	1.9%

95.3%
Short-Term Investment	4.4%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of March 31, 2014, the fund was diversified by country of incorporation as a percentage of net assets as follows:

Canada	66.9%
United Kingdom	14.8%
United States	11.6%
Australia	3.8%
Others (each less than 3.0%)	2.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL PRECIOUS METALS FUND

Schedule of Investments (Continued)

March 31, 2014

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$3,223,762	$—	$3,223,762	$—
	Bermuda	657,054	657,054	—	—
	Canada	56,445,300	56,184,884	260,416	—
	Peru	399,148	399,148	—	—
	South Africa	1,128,987	708,086	420,901	—
	United Kingdom	12,515,555	8,856,375	3,659,180	—
	United States	6,056,670	6,056,670	—	—

		80,426,476	72,862,217	7,564,259	—
	Short-Term Investment	3,698,469	3,698,469	—	—

	Total	$84,124,945	$76,560,686	$7,564,259	$—

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

PL DIVERSIFIED ALTERNATIVES FUND

Schedule of Investments

March 31, 2014

	Shares	Value
AFFILIATED MUTUAL FUNDS - 98.7%

PL Floating Rate Income Fund ‘P’	23,676	$249,066
PL Inflation Managed Fund ‘P’	11,340	100,246
PL Emerging Markets Debt Fund ‘P’	25,731	249,595
PL Real Estate Fund ‘P’	11,344	160,966
PL Emerging Markets Fund ‘P’	9,855	145,367
PL Currency Strategies Fund ‘P’	48,831	459,503
PL Global Absolute Return Fund ‘P’	51,093	495,091
PL Precious Metals Fund ‘P’	19,490	111,484

Total Affiliated Mutual Funds (Cost $1,972,751)		1,971,318

TOTAL INVESTMENTS - 98.7% (Cost $1,972,751)		1,971,318

OTHER ASSETS & LIABILITIES, NET - 1.3%		26,714

NET ASSETS - 100.0%		$1,998,032

Notes to Schedule of Investments

(a)	As of March 31, 2014, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	54.8%
Affiliated Equity Funds	43.9%

98.7%
Other Assets & Liabilities, Net	1.3%

100.0%

(b)	The fund’s investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2014:

		Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,971,318	$1,971,318	$—	$—

See Notes to Financial Statements	See explanation of references, symbols and terms, if any, on page B-81

PACIFIC LIFE FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2014

Explanation of Symbols:
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2014. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Ω	Investments were in default as of March 31, 2014.
±	The security is a perpetual bond and has no definite maturity date.
µ	Unsettled position. Contract rates do not take effect until settlement date.
~

Securities are not registered under the Securities Act of 1933

(1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for securities sold short, futures contracts, options contracts, swap contracts and/or forward foreign currency contracts, if any, as of March 31, 2014.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).

Counterparty & Exchange Abbreviations:
ANZ	Australia and New Zealand Banking Group
BRC	Barclays
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SGN	Societe Generale
SSB	State Street Bank
TDB	Toronto Dominion Bank
UBS	UBS
WBC	Westpac Banking Group

Notes:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard and Poor’s quality ratings of the companies and credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

Currency Abbreviations:
AED	United Arab Emirates Dirham
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
EUR	Euro
GBP	British Pound
GTQ	Guatemalan Quetzal
HKD	Hong Kong Dollar
HRK	Croatian Kuna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JOD	Jordanian Dinar
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	Korean Won
KZT	Kazakhstani Tenge
LBP	Lebanese Pound
LKR	Sri Lankan Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UGX	Ugandan Shilling
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
ZMW	Zambian Kwacha

Index Abbreviations:
CDX EM	Credit Derivatives Index - Emerging Markets
CDX HY	Credit Derivatives Index - High Yield
CDX IG	Credit Derivatives Index - Investment Grade
iTraxx Europe	International Index - Europe Main

Other Abbreviations:
ADR	American Depositary Receipt
BUBOR	Budapest Interbank Offered Rate
GDR	Global Depositary Receipt
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London Interbank Offered Rate
‘NY’	New York Shares
OTC	Over the Counter
REIT	Real Estate Investment Trust
WIBOR	Warsaw Interbank Offered Rate

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2014

	PL Floating Rate Loan Fund	PL Inflation Managed Fund	PL Managed Bond Fund	PL Short Duration Bond Fund	PL Emerging Markets Debt Fund	PL Comstock Fund
ASSETS
Investments and repurchase agreements, at cost	$124,493,830	$208,767,227	$700,399,763	$227,239,614	$130,500,745	$199,501,211

Investments, at value	$124,481,181	$205,390,140	$698,150,747	$228,177,569	$129,509,526	$308,801,686
Repurchase agreements, at value	—	—	5,600,000	—	—	—
Cash (1)	—	624,000	4,127,000	—	—	—
Foreign currency held, at value (2)	—	184,866	469,240	—	387,229	—
Receivables:
Dividends and interest	386,115	577,055	2,184,996	1,295,864	1,897,532	509,757
Fund shares sold	195,619	401,560	496,157	259,560	347,099	—
Securities sold	252,311	—	20,745,184	—	234,415	194,601
Variation margin	—	52,921	452,695	813	—	—
Foreign tax reclaim	—	—	—	—	—	49,026
Due from adviser	15,794	10,519	22,126	12,669	—	15,921
Forward foreign currency contracts appreciation	—	186,514	377,411	—	672,569	9,830
Prepaid expenses and other assets	1,598	2,322	7,823	3,052	11,165	3,970
Swap contracts, at value	—	442,236	839,602	—	1,613,521	—
Total Assets	125,332,618	207,872,133	733,472,981	229,749,527	134,673,056	309,584,791

LIABILITIES
Payables:
Fund shares redeemed	12,393	17,704	61,078	24,785	12,393	5,311
Securities purchased	2,063,625	—	151,418,474	350,176	3,440,882	518,569
Sale-buyback financing transactions	—	20,568,887	—	—	—	—
Due to brokers (3)	—	50,000	745,000	—	—	—
Accrued advisory fees	67,445	62,589	197,115	77,634	84,298	190,361
Accrued administration fees	15,564	23,471	73,918	29,113	16,108	38,849
Accrued support service expenses	3,086	4,486	15,097	5,887	3,038	7,667
Accrued custodian fees and expenses	8,324	6,428	15,024	3,291	26,942	5,078
Accrued transfer agency out-of-pocket expenses	4,413	6,318	21,771	8,584	4,144	10,908
Accrued legal, audit and tax service fees	11,800	17,155	57,727	22,510	11,618	29,317
Accrued trustees’ fees and expenses and deferred compensation	392	1,824	8,421	981	13	2,847
Accrued other	29,645	19,426	56,367	37,870	5,401	17,681
Forward foreign currency contracts depreciation	—	227,760	39,149	—	456,868	160,395
Outstanding options written, at value (premiums received $235,686 and $729,142)	—	88,766	530,649	—	—	—
Swap contracts, at value	—	1,012,801	480,239	—	95,402	—
Total Liabilities	2,216,687	22,107,615	153,720,029	560,831	4,157,107	986,983
NET ASSETS	$123,115,931	$185,764,518	$579,752,952	$229,188,696	$130,515,949	$308,597,808

NET ASSETS CONSIST OF:
Paid-in capital	$122,038,695	$196,194,564	$577,123,265	$228,789,255	$134,066,603	$205,893,656
Undistributed/accumulated net investment income (loss)	1,074,359	(966,992)	659,846	649,544	999,908	1,535,528
Undistributed/accumulated net realized gain (loss)	15,526	(5,252,511)	(926,514)	(1,194,612)	(3,637,882)	(7,982,483)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(12,649)	(4,210,543)	2,896,355	944,509	(912,680)	109,151,107
NET ASSETS	$123,115,931	$185,764,518	$579,752,952	$229,188,696	$130,515,949	$308,597,808

Class P Shares:
Shares of beneficial interest outstanding	12,254,718	21,018,831	53,880,121	22,814,514	13,462,763	17,524,289
Net Asset Value Per Share	$10.05	$8.84	$10.76	$10.05	$9.69	$17.61

(1)	Includes cash collateral segregated for certain derivative instruments (see Notes to Schedule of Investments) in the PL Inflation Managed and PL Managed Bond Funds of $624,000 and $4,127,000, respectively.
(2)	The cost of foreign currency for the PL Inflation Managed, PL Managed Bond and PL Emerging Markets Debt Funds was $182,744, $467,654 and $386,681, respectively.
(3)	The PL Inflation Managed and PL Managed Bond Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the counterparties. The Funds invest such cash collateral in investments securities (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2014

	PL Growth Fund	PL Large-Cap Growth Fund	PL Large-Cap Value Fund	PL Main Street Core Fund	PL Mid-Cap Equity Fund	PL Mid-Cap Growth Fund
ASSETS
Investments, at cost	$82,722,064	$143,058,232	$241,061,273	$189,391,362	$140,273,741	$85,758,759

Investments, at value	$101,868,912	$173,751,138	$380,920,066	$255,423,204	$170,981,649	$91,255,428
Cash	—	—	—	—	—	141,120
Foreign currency held, at value (1)	—	66	—	—	—	—
Receivables:
Dividends and interest	52,055	91,424	762,721	298,577	120,558	38,995
Fund shares sold	19,413	—	—	10,331	—	49,007
Securities sold	—	3,458,542	713,689	3,302,191	4,606,163	240,956
Foreign tax reclaim	1,826	585	52,521	6,996	—	3,804
Due from adviser	—	—	19,446	15,771	5,609	—
Forward foreign currency contracts appreciation	—	28,895	—	—	—	—
Prepaid expenses and other assets	1,199	2,247	4,878	3,292	2,150	1,116
Total Assets	101,943,405	177,332,897	382,473,321	259,060,362	175,716,129	91,730,426

LIABILITIES
Payables:
Fund shares redeemed	2,656	3,541	7,082	1,770	2,656	1,770
Securities purchased	559,682	4,538,656	1,751,380	1,292,153	4,199,712	801,980
Accrued advisory fees	48,208	107,047	206,774	98,335	95,348	50,280
Accrued administration fees	13,148	22,776	47,717	32,778	22,003	11,603
Accrued support service expenses	2,326	4,344	9,424	6,362	4,154	2,160
Accrued custodian fees and expenses	1,856	2,597	4,108	5,616	1,747	1,354
Accrued transfer agency out-of-pocket expenses	2,998	6,089	13,350	8,963	5,879	2,959
Accrued legal, audit and tax service fees	8,895	16,610	36,034	24,326	15,884	8,259
Accrued trustees’ fees and expenses and deferred compensation	2,500	6,254	4,671	853	547	2,634
Accrued other	16,489	11,647	20,371	14,204	11,301	17,995
Outstanding options written, at value (premiums received $30,820)	—	—	—	—	—	25,711
Total Liabilities	658,758	4,719,561	2,100,911	1,485,360	4,359,231	926,705
NET ASSETS	$101,284,647	$172,613,336	$380,372,410	$257,575,002	$171,356,898	$90,803,721

NET ASSETS CONSIST OF:
Paid-in capital	$82,403,019	$133,926,161	$233,575,625	$174,836,430	$128,298,801	$82,208,947
Undistributed/accumulated net investment income (loss)	141,842	(35,116)	4,219,659	530,986	(516)	30,482
Undistributed/accumulated net realized gain (loss)	(407,178)	8,000,594	2,718,333	16,175,210	12,350,705	3,062,383
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	19,146,964	30,721,697	139,858,793	66,032,376	30,707,908	5,501,909
NET ASSETS	$101,284,647	$172,613,336	$380,372,410	$257,575,002	$171,356,898	$90,803,721

Class P Shares:
Shares of beneficial interest outstanding	5,844,648	16,791,462	22,758,449	17,341,280	13,348,559	11,109,920
Net Asset Value Per Share	$17.33	$10.28	$16.71	$14.85	$12.84	$8.17

(1)	The cost of foreign currency for the PL Large-Cap Growth Fund was $66.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2014

	PL Small-Cap Growth Fund	PL Small-Cap Value Fund	PL Real Estate Fund	PL Emerging Markets Fund	PL International Large-Cap Fund	PL International Value Fund
ASSETS
Investments, at cost	$46,540,451	$112,025,433	$50,394,755	$126,319,357	$164,349,565	$147,053,773

Investments, at value	$59,825,123	$147,544,409	$73,652,094	$152,928,626	$239,029,920	$176,251,743
Foreign currency held, at value (1)	—	4,864	—	465,458	42,518	351,131
Receivables:
Dividends and interest	22,651	150,489	200,565	219,258	753,874	672,090
Fund shares sold	—	64,415	8,872	379,385	115,373	11,055
Securities sold	1,065,864	229,392	468,330	432,353	992,521	—
Foreign tax reclaim	—	—	—	9,361	325,604	181,761
Due from adviser	—	7,842	—	1,345	—	—
Forward foreign currency contracts appreciation	—	—	—	—	—	970,657
Prepaid expenses and other assets	787	1,893	836	6,004	5,466	6,580
Total Assets	60,914,425	148,003,304	74,330,697	154,441,790	241,265,276	178,445,017

LIABILITIES
Payables:
Fund shares redeemed	—	—	—	—	3,541	2,660
Securities purchased	933,417	152,593	421,947	745,407	443,376	1,377,581
Accrued advisory fees	31,390	93,390	55,771	99,651	170,640	96,552
Accrued administration fees	7,848	18,678	9,295	18,685	30,113	22,281
Accrued support service expenses	1,519	3,656	1,614	3,727	6,077	4,581
Accrued custodian fees and expenses	648	2,514	709	112,365	29,752	26,433
Accrued transfer agency out-of-pocket expenses	2,108	5,185	2,285	5,120	8,505	6,423
Accrued legal, audit and tax service fees	5,809	13,978	6,172	14,250	23,236	17,518
Accrued trustees’ fees and expenses and deferred compensation	1,645	206	199	433	2,159	3,093
Accrued foreign capital gains tax	—	—	—	92,148	—	—
Accrued other	8,708	10,847	5,139	17,384	25,729	13,966
Forward foreign currency contracts depreciation	—	—	—	—	—	333,058
Total Liabilities	993,092	301,047	503,131	1,109,170	743,128	1,904,146
NET ASSETS	$59,921,333	$147,702,257	$73,827,566	$153,332,620	$240,522,148	$176,540,871

NET ASSETS CONSIST OF:
Paid-in capital	$43,139,031	$104,860,707	$57,738,407	$126,561,753	$176,569,784	$192,503,678
Undistributed/accumulated net investment income (loss)	5,115	1,310,047	64,702	(538,825)	1,259,430	2,216,343
Undistributed/accumulated net realized gain (loss)	3,492,514	6,012,444	(7,232,882)	779,863	(11,999,391)	(48,014,175)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	13,284,673	35,519,059	23,257,339	26,529,829	74,692,325	29,835,025
NET ASSETS	$59,921,333	$147,702,257	$73,827,566	$153,332,620	$240,522,148	$176,540,871

Class P Shares:
Shares of beneficial interest outstanding	3,855,710	10,900,927	5,203,621	10,393,575	13,031,396	17,094,756
Net Asset Value Per Share	$15.54	$13.55	$14.19	$14.75	$18.46	$10.33

(1)	The cost of foreign currency for PL Small-Cap Value, PL Emerging Markets, PL International Large-Cap and PL International Value Funds was $4,821, $455,381, $42,800 and $353,484 respectively.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2014

	PL Currency Strategies Fund	PL Global Absolute Return Fund	PL Precious Metals Fund	PL Diversified Alternatives Fund
ASSETS
Investments and repurchase agreements, at cost	$132,075,805	$201,687,182	$108,122,423	$1,972,751

Investments, at value	$133,793,722	$190,739,353	$84,124,945	$1,971,318
Repurchase agreements, at value	—	10,730,896	—	—
Cash (1)	120,000	168,894	—	—
Foreign currency held, at value (2)	6,749	4,274,802	219,069	—
Receivables:
Dividends and interest	741,444	1,684,943	72,954	—
Fund shares sold	425,476	395,235	—	—
Securities sold	1,747,537	—	—	—
Variation margin	—	709,563	—	—
Foreign tax reclaim	—	3,172	77,967	—
Due from adviser	1,092	111,157	—	12,535
Forward foreign currency contracts appreciation	1,048,619	2,042,344	—	—
Prepaid expenses and other assets	1,770	2,484	2,819	15,127
Swap contracts, at value	—	7,962,428	—	—
Total Assets	137,886,409	218,825,271	84,497,754	1,998,980

LIABILITIES
Payables:
Fund shares redeemed	5,311	10,623	1,770	—
Securities purchased	—	6,019,877	—	—
Securities sold short, at value (proceeds $6,218,610)	—	6,456,073	—	—
Due to brokers (3)	520,000	2,520,000	—	—
Accrued advisory fees	72,694	132,416	53,131	341
Accrued administration fees	16,775	24,828	11,720	256
Accrued support service expenses	3,418	4,795	1,875	47
Accrued custodian fees and expenses	5,308	146,220	6,380	—
Accrued transfer agency out-of-pocket expenses	4,924	6,875	2,645	52
Accrued legal, audit and tax service fees	13,070	18,334	7,171	181
Accrued trustees’ fees and expenses and deferred compensation	10	14	6	—
Accrued distribution and/or service fees	—	—	—	2
Accrued interest	—	96,840	—	—
Accrued other	5,634	20,131	10,811	69
Forward foreign currency contracts depreciation	6,216,150	3,379,361	—	—
Outstanding options written, at value (premiums received $196,345)	—	25,580	—	—
Swap contracts, at value	—	1,603,509	—	—
Total Liabilities	6,863,294	20,465,476	95,509	948
NET ASSETS	$131,023,115	$198,359,795	$84,402,245	$1,998,032

NET ASSETS CONSIST OF:
Paid-in capital	$139,266,972	$200,517,872	$119,134,220	$1,998,786
Undistributed/accumulated net investment income (loss)	(4,802,949)	(1,487,328)	(186,874)	723
Accumulated net realized loss	(3,848)	(924,650)	(10,547,565)	(44)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(3,437,060)	253,901	(23,997,536)	(1,433)
NET ASSETS	$131,023,115	$198,359,795	$84,402,245	$1,998,032

Class A Shares:
Net Assets				$9,985
Shares of beneficial interest outstanding				1,000
Net Asset Value per share*				$9.99
Sales Charge - Maximum 5.50%				0.58
Maximum offering price per share				$10.57

Class C Shares:
Net Assets				$9,966
Shares of beneficial interest outstanding				1,000
Net Asset Value per share*				$9.97

Advisor Class:
Net Assets				$1,978,081
Shares of beneficial interest outstanding				198,000
Net Asset Value per share				$9.99

Class P Shares:
Net Assets	$131,023,115	$198,359,795	$84,402,245
Shares of beneficial interest outstanding	13,920,582	20,470,213	14,759,284
Net Asset Value per share	$9.41	$9.69	$5.72

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	Includes cash collateral segregated for certain derivatives (see Notes to Schedule of Investments) in the PL Currency Strategies and PL Global Absolute Return Funds of $120,000 and $168,894, respectively.
(2)	The cost of foreign currency for the PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds was $6,758, $4,254,995 and $217,015, respectively.
(3)	The PL Currency Strategies and PL Global Absolute Return Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the counterparties. The Funds invest such cash collateral in investment securities (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2014

	PL Floating Rate Loan Fund	PL Inflation Managed Fund	PL Managed Bond Fund	PL Short Duration Bond Fund	PL Emerging Markets Debt Fund	PL Comstock Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$932	$94	$3,155	$1,061	$—	$6,909,752
Interest, net of foreign taxes withheld	5,330,170	2,345,450	9,957,484	3,621,929	6,037,162	—
Other	26,243	—	—	—	—	—
Total Investment Income	5,357,345	2,345,544	9,960,639	3,622,990	6,037,162	6,909,752

EXPENSES
Advisory fees	887,303	676,019	2,335,443	922,828	839,437	2,145,177
Administration fees	177,460	253,507	875,791	346,060	160,402	429,036
Support services expenses	20,017	29,114	102,646	40,970	16,425	48,613
Custodian fees and expenses	21,023	14,474	34,547	8,161	63,637	9,858
Shareholder report expenses	7,680	11,749	38,322	15,024	6,000	18,134
Transfer agency out-of-pocket expenses	13,366	19,328	68,068	27,097	11,212	32,487
Registration fees	2,722	4,303	13,550	5,287	2,539	6,820
Legal, audit and tax service fees	16,232	23,446	80,294	31,673	15,581	40,160
Trustees’ fees and expenses	4,039	5,787	20,526	8,214	3,206	9,871
Interest expense	—	12,423	4,040	—	—	—
Other	60,832	39,223	116,704	77,837	17,990	22,251
Total Expenses	1,210,674	1,089,373	3,689,931	1,483,151	1,136,429	2,762,407
Advisory Fee Waiver (1)	(118,307)	—	—	—	—	(42,904)
Adviser Expense Reimbursement (2)	(145,911)	(147,422)	(474,658)	(214,263)	(136,611)	(188,193)
Net Expenses	946,456	941,951	3,215,273	1,268,888	999,818	2,531,310
NET INVESTMENT INCOME	4,410,889	1,403,593	6,745,366	2,354,102	5,037,344	4,378,442

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	1,130,734	(946,046)	392,907	75,457	(3,698,865)	13,313,198
Closed short positions	—	2,102	(19,562)	—	1,000	—
Futures contracts and swap transactions	—	(424,119)	1,104,861	(168,360)	(60,749)	—
Written option transactions	—	405,436	1,038,941	—	—	—
Foreign currency transactions	—	(749,755)	(1,972,670)	(29,695)	(963,961)	(1,797,647)
Net Realized Gain (Loss)	1,130,734	(1,712,382)	544,477	(122,598)	(4,722,575)	11,515,551

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(1,632,529)	(10,665,501)	(12,864,973)	(919,179)	(3,206,576)	44,052,240
Futures contracts and swaps	—	(887,559)	(1,390,742)	19,196	(123,803)	—
Written options	—	(2,402)	75,043	—	—	—
Foreign currencies	—	(110,810)	(230,545)	6,689	166,549	(102,525)
Change in Net Unrealized Appreciation (Depreciation)	(1,632,529)	(11,666,272)	(14,411,217)	(893,294)	(3,163,830)	43,949,715
NET GAIN (LOSS)	(501,795)	(13,378,654)	(13,866,740)	(1,015,892)	(7,886,405)	55,465,266
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,909,094	($11,975,061)	($7,121,374)	$1,338,210	($2,849,061)	$59,843,708

Foreign taxes withheld on dividends and interest	$—	$6,411	$—	$—	$56,438	$173,958

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2014

	PL Growth Fund	PL Large-Cap Growth Fund	PL Large-Cap Value Fund	PL Main Street Core Fund	PL Mid-Cap Equity Fund	PL Mid-Cap Growth Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$667,375	$1,241,413	$11,014,574	$3,749,582	$1,792,618	$565,738
Interest, net of foreign taxes withheld	1,603	—	—	—	—	—
Total Investment Income	668,978	1,241,413	11,014,574	3,749,582	1,792,618	565,738

EXPENSES
Advisory fees	407,744	1,203,745	2,283,883	1,060,763	1,006,822	534,526
Administration fees	111,203	240,749	527,050	353,588	232,344	114,541
Support services expenses	9,593	26,129	59,514	39,427	25,850	11,852
Custodian fees and expenses	8,679	1,397	10,363	12,767	1,341	10,228
Shareholder report expenses	7,095	13,646	22,263	15,011	10,095	5,448
Transfer agency out-of-pocket expenses	6,835	17,600	39,802	26,427	17,325	8,075
Registration fees	2,204	3,900	8,407	5,756	3,806	2,031
Legal, audit and tax service fees	10,819	22,297	49,075	32,665	21,626	10,811
Trustees’ fees and expenses	2,043	5,312	12,024	7,918	5,252	2,431
Other	18,849	18,464	24,550	19,005	15,742	9,366
Total Expenses	585,064	1,553,239	3,036,931	1,573,327	1,340,203	709,309
Advisory Fee Waiver (1)	—	(99,096)	—	—	—	(17,933)
Adviser Expense Reimbursement (2)	(66,117)	(108,743)	(225,998)	(158,976)	(101,037)	(60,241)
Net Expenses	518,947	1,345,400	2,810,933	1,414,351	1,239,166	631,135
NET INVESTMENT INCOME (LOSS)	150,031	(103,987)	8,203,641	2,335,231	553,452	(65,397)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	8,264,020	24,258,044	15,302,827	32,442,649	16,313,197	22,654,365
Futures contracts	—	57,756	—	—	—	—
Written option transactions	—	—	—	—	—	(127,439)
Foreign currency transactions	(17,080)	(87,773)	(1,742)	2,838	—	(26,092)
Net Realized Gain	8,246,940	24,228,027	15,301,085	32,445,487	16,313,197	22,500,834

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	7,357,919	9,200,921	44,822,644	13,568,907	19,772,101	(7,218,010)
Futures contracts	—	(35,842)	—	—	—	—
Written options	—	—	—	—	—	5,109
Foreign currencies	9,758	28,791	—	534	—	547
Change in Net Unrealized Appreciation (Depreciation)	7,367,677	9,193,870	44,822,644	13,569,441	19,772,101	(7,212,354)
NET GAIN	15,614,617	33,421,897	60,123,729	46,014,928	36,085,298	15,288,480
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,764,648	$33,317,910	$68,327,370	$48,350,159	$36,638,750	$15,223,083

Foreign taxes withheld on dividends and interest	$5,075	$3,334	$184,503	$49,838	$5,541	$13,514

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2014

	PL Small-Cap Growth Fund	PL Small-Cap Value Fund	PL Real Estate Fund	PL Emerging Markets Fund	PL International Large-Cap Fund	PL International Value Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$266,392	$3,286,089	$1,649,448	$2,037,923	$4,971,453	$7,870,252
Interest, net of foreign taxes withheld	—	—	—	—	3,282	47
Total Investment Income	266,392	$3,286,089	1,649,448	2,037,923	4,974,735	7,870,299

EXPENSES
Advisory fees	338,542	1,017,016	577,409	1,056,584	1,897,924	1,090,745
Administration fees	84,635	203,403	96,235	198,109	334,928	251,710
Support services expenses	9,204	22,892	10,598	21,092	36,933	27,630
Custodian fees and expenses	2,411	7,950	1,950	308,205	69,040	60,621
Shareholder report expenses	3,341	8,511	3,918	7,887	14,003	10,355
Transfer agency out-of-pocket expenses	6,210	15,385	7,059	14,337	24,757	18,574
Registration fees	1,395	3,180	1,501	3,264	5,476	4,200
Legal, audit and tax service fees	7,848	19,065	8,497	18,798	31,233	23,517
Trustees’ fees and expenses	1,860	4,654	2,110	4,304	7,468	5,609
Other	13,359	17,505	7,253	47,188	36,898	30,134
Total Expenses	468,805	1,319,561	716,530	1,679,768	2,458,660	1,523,095
Adviser Expense Reimbursement (1)	(45,628)	(99,142)	(42,886)	(425,076)	(225,808)	(180,640)
Net Expenses	423,177	1,220,419	673,644	1,254,692	2,232,852	1,342,455
NET INVESTMENT INCOME (LOSS)	(156,785)	2,065,670	975,804	783,231	2,741,883	6,527,844

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	7,918,947	13,054,651	1,621,422	4,580,018	3,571,373	9,554,644
Futures contracts	—	—	—	—	—	182,247
Foreign currency transactions	—	(5,742)	—	(75,706)	(14,704)	(1,008,768)
Net Realized Gain	7,918,947	13,048,909	1,621,422	4,504,312	3,556,669	8,728,123

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities (2)	2,291,721	7,490,499	1,468,596	3,462,989	21,532,092	9,056,128
Foreign currencies	—	(110)	—	24,400	16,110	241,652
Change in Net Unrealized Appreciation	2,291,721	7,490,389	1,468,596	3,487,389	21,548,202	9,297,780
NET GAIN	10,210,668	20,539,298	3,090,018	7,991,701	25,104,871	18,025,903
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,053,883	$22,604,968	$4,065,822	$8,774,932	$27,846,754	$24,553,747

Foreign taxes withheld on dividends and interest	$240	$20,304	$2,421	$160,358	$561,790	$669,112

(1)	See Note 7B in Notes to Financial Statements.
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the PL Emerging Markets Fund was net of increase in deferred foreign capital gains tax of $25,575.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED MARCH 31, 2014

	PL Currency Strategies Fund	PL Global Absolute Return Fund	PL Precious Metals Fund	PL Diversified Alternatives Fund (1)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$3,117	$—	$897,389	$2,538
Interest, net of foreign taxes withheld	219,607	8,889,301	64	—
Total Investment Income	222,724	8,889,301	897,453	2,538

EXPENSES
Advisory fees	845,236	1,473,709	571,793	1,000
Administration fees	195,054	276,321	114,359	750
Support services expenses	22,067	30,562	11,331	47
Custodian fees and expenses	12,748	253,225	17,887	—
Shareholder report expenses	7,876	11,257	4,118	28
Distribution and/or service fees
Class A	—	—	—	6
Class C	—	—	—	25
Transfer agency out-of-pocket expenses	15,123	20,977	7,827	52
Registration fees	2,871	4,046	1,592	38
Legal, audit and tax service fees	18,658	25,747	10,166	182
Trustees’ fees and expenses	4,307	5,957	2,211	15
Offering expenses	25,228	33,076	6,628	13,401
Interest expense	—	336,378	—	—
Other	6,128	26,636	10,094	20
Total Expenses	1,155,296	2,497,891	758,006	15,564
Advisory Fee Waiver (2)	—	—	(53,367)	—
Adviser Expense Reimbursement (3)	(49,987)	(319,375)	(33,735)	(12,535)
Net Expenses	1,105,309	2,178,516	670,904	3,029
NET INVESTMENT INCOME (LOSS)	(882,585)	6,710,785	226,549	(491)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(3,848)	(177,427)	(10,440,682)	(44)
Closed short positions	—	(13,657)	—	—
Futures contracts and swap transactions	—	(3,724,981)	—	—
Foreign currency transactions	(5,193,328)	(6,819,045)	(18,291)	—
Net Realized Loss	(5,197,176)	(10,735,110)	(10,458,973)	(44)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	1,877,011	1,013,457	(11,762,709)	(1,433)
Short positions	—	(529,078)	—	—
Futures contracts and swaps	—	1,796,931	—	—
Written options	—	170,765	—	—
Foreign currencies	(3,984,096)	(3,316,130)	(185)	—
Change in Net Unrealized Depreciation	(2,107,085)	(864,055)	(11,762,894)	(1,433)
NET LOSS	(7,304,261)	(11,599,165)	(22,221,867)	(1,477)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($8,186,846)	($4,888,380)	($21,995,318)	($1,968)

Foreign taxes withheld on dividends and interest	$4,960	$81,274	$127,346	$—

(1)	Operations commenced on December 31, 2013.
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year/Period Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
	PL Floating Rate Loan Fund		PL Inflation Managed Fund		PL Managed Bond Fund
OPERATIONS
Net investment income	$4,410,889	$4,673,447	$1,403,593	$3,945,781	$6,745,366	$9,497,588
Net realized gain (loss)	1,130,734	844,658	(1,712,382)	14,093,538	544,477	15,381,646
Change in net unrealized appreciation (depreciation)	(1,632,529)	745,495	(11,666,272)	(1,318,475)	(14,411,217)	10,869,646
Net Increase (Decrease) in Net Assets Resulting from Operations	3,909,094	6,263,600	(11,975,061)	16,720,844	(7,121,374)	35,748,880
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(4,512,660)	(4,684,073)	(755,842)	(6,518,650)	(8,368,504)	(16,389,453)
Net realized gains - Class P	(1,669,705)	(282,067)	(2,707,398)	(16,271,162)	(2,998,837)	(7,038,055)
Net Decrease from Dividends and Distributions to Shareholders	(6,182,365)	(4,966,140)	(3,463,240)	(22,789,812)	(11,367,341)	(23,427,508)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	17,705,946	19,616,078	46,018,666	52,603,023	63,781,929	129,140,864
Dividends and distribution reinvestments - Class P	6,182,365	4,966,140	3,463,240	22,789,812	11,367,341	23,427,508
Cost of shares repurchased - Class P	(8,703,442)	(27,763,381)	(12,560,393)	(192,998,689)	(42,192,868)	(85,819,252)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	15,184,869	(3,181,163)	36,921,513	(117,605,854)	32,956,402	66,749,120
NET INCREASE (DECREASE) IN NET ASSETS	12,911,598	(1,883,703)	21,483,212	(123,674,822)	14,467,687	79,070,492
NET ASSETS
Beginning of Year	110,204,333	112,088,036	164,281,306	287,956,128	565,285,265	486,214,773
End of Year	$123,115,931	$110,204,333	$185,764,518	$164,281,306	$579,752,952	$565,285,265
Undistributed/Accumulated Net Investment Income (Loss)	$1,074,359	$1,187,713	($966,992)	($1,022,547)	$659,846	$2,331,238

	PL Short Duration Bond Fund		PL Emerging Markets Debt Fund (1)		PL Comstock Fund
OPERATIONS
Net investment income	$2,354,102	$2,230,746	$5,037,344	$2,930,648	$4,378,442	$3,652,061
Net realized gain (loss)	(122,598)	546,811	(4,722,575)	1,366,807	11,515,551	6,029,582
Change in net unrealized appreciation (depreciation)	(893,294)	1,051,807	(3,163,830)	2,251,150	43,949,715	31,546,960
Net Increase (Decrease) in Net Assets Resulting from Operations	1,338,210	3,829,364	(2,849,061)	6,548,605	59,843,708	41,228,603
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(3,024,235)	(2,806,146)	(3,887,073)	(2,042,727)	(2,637,092)	(2,925,820)
Net realized gains - Class P	—	(46,248)	(1,122,666)	(197,732)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(3,024,235)	(2,852,394)	(5,009,739)	(2,240,459)	(2,637,092)	(2,925,820)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	24,100,375	96,093,274	55,566,570	90,381,544	—	61,091,927
Dividends and distribution reinvestments - Class P	3,024,235	2,852,394	5,009,739	2,240,459	2,637,092	2,925,820
Cost of shares repurchased - Class P	(19,850,587)	(31,689,788)	(8,047,397)	(11,084,312)	(12,917,286)	(47,978,778)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,274,023	67,255,880	52,528,912	81,537,691	(10,280,194)	16,038,969
NET INCREASE IN NET ASSETS	5,587,998	68,232,850	44,670,112	85,845,837	46,926,422	54,341,752
NET ASSETS
Beginning of Year or Period	223,600,698	155,367,848	85,845,837	—	261,671,386	207,329,634
End of Year or Period	$229,188,696	$223,600,698	$130,515,949	$85,845,837	$308,597,808	$261,671,386
Undistributed Net Investment Income	$649,544	$634,635	$999,908	$944,026	$1,535,528	$1,591,825

(1)	Operations commenced on June 29, 2012.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
	PL Growth Fund		PL Large-Cap Growth Fund		PL Large-Cap Value Fund
OPERATIONS
Net investment income (loss)	$150,031	$368,112	($103,987)	$397,964	$8,203,641	$5,418,754
Net realized gain	8,246,940	12,373,601	24,228,027	24,700,102	15,301,085	5,134,314
Change in net unrealized appreciation (depreciation)	7,367,677	(13,358,157)	9,193,870	(14,847,702)	44,822,644	35,708,225
Net Increase (Decrease) in Net Assets Resulting from Operations	15,764,648	(616,444)	33,317,910	10,250,364	68,327,370	46,261,293
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(573,668)	(549,887)	(299,083)	—	(5,289,219)	(5,290,356)
Net realized gains - Class P	—	—	(33,866,205)	(7,584,966)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(573,668)	(549,887)	(34,165,288)	(7,584,966)	(5,289,219)	(5,290,356)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	39,665,244	14,624,438	1,187,092	24,025,886	—	76,584,620
Dividends and distribution reinvestments - Class P	573,668	549,887	34,165,288	7,584,966	5,289,219	5,290,356
Cost of shares repurchased - Class P	(2,756,202)	(73,736,695)	(4,289,678)	(21,100,445)	(12,039,570)	(61,678,368)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	37,482,710	(58,562,370)	31,062,702	10,510,407	(6,750,351)	20,196,608
NET INCREASE (DECREASE) IN NET ASSETS	52,673,690	(59,728,701)	30,215,324	13,175,805	56,287,800	61,167,545
NET ASSETS
Beginning of Year	48,610,957	108,339,658	142,398,012	129,222,207	324,084,610	262,917,065
End of Year	$101,284,647	$48,610,957	$172,613,336	$142,398,012	$380,372,410	$324,084,610
Undistributed/Accumulated Net Investment Income (Loss)	$141,842	$583,521	($35,116)	$291,556	$4,219,659	$1,306,979

	PL Main Street Core Fund		PL Mid-Cap Equity Fund		PL Mid-Cap Growth Fund
OPERATIONS
Net investment income (loss)	$2,335,231	$2,428,242	$553,452	$894,785	($65,397)	$369,291
Net realized gain	32,445,487	11,694,036	16,313,197	16,576,332	22,500,834	856,767
Change in net unrealized appreciation (depreciation)	13,569,441	5,836,651	19,772,101	(10,408,293)	(7,212,354)	(2,169,682)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,350,159	19,958,929	36,638,750	7,062,824	15,223,083	(943,624)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(2,316,456)	(2,671,391)	(833,404)	(821,347)	(152,439)	(175,658)
Net realized gains - Class P	—	—	(12,097,077)	—	(19,078,154)	(1,858,301)
Net Decrease from Dividends and Distributions to Shareholders	(2,316,456)	(2,671,391)	(12,930,481)	(821,347)	(19,230,593)	(2,033,959)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	1,444,719	37,024,387	—	20,531,766	16,183,178	19,652,232
Dividends and distribution reinvestments - Class P	2,316,456	2,671,391	12,930,481	821,347	19,230,593	2,033,959
Cost of shares repurchased - Class P	(4,648,182)	(38,092,744)	(3,697,469)	(54,347,302)	(2,159,393)	(30,738,180)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(887,007)	1,603,034	9,233,012	(32,994,189)	33,254,378	(9,051,989)
NET INCREASE (DECREASE) IN NET ASSETS	45,146,696	18,890,572	32,941,281	(26,752,712)	29,246,868	(12,029,572)
NET ASSETS
Beginning of Year	212,428,306	193,537,734	138,415,617	165,168,329	61,556,853	73,586,425
End of Year	$257,575,002	$212,428,306	$171,356,898	$138,415,617	$90,803,721	$61,556,853
Undistributed/Accumulated Net Investment Income (Loss)	$530,986	$510,062	($516)	$261,091	$30,482	$92,010

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
	PL Small-Cap Growth Fund		PL Small-Cap Value Fund		PL Real Estate Fund
OPERATIONS
Net investment income (loss)	($156,785)	$91,168	$2,065,670	$2,177,458	$975,804	$737,699
Net realized gain	7,918,947	3,143,110	13,048,909	5,575,545	1,621,422	1,860,532
Change in net unrealized appreciation	2,291,721	2,601,887	7,490,389	11,150,447	1,468,596	2,801,030
Net Increase in Net Assets Resulting from Operations	10,053,883	5,836,165	22,604,968	18,903,450	4,065,822	5,399,261
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(98,659)	—	(1,780,478)	(1,785,180)	(1,118,697)	(725,336)
Net realized gains - Class P	(1,357,600)	—	(6,305,462)	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(1,456,259)	—	(8,085,940)	(1,785,180)	(1,118,697)	(725,336)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	—	11,986,420	1,624,962	23,891,241	10,629,608	4,275,582
Dividends and distribution reinvestments - Class P	1,456,259	—	8,085,940	1,785,180	1,118,697	725,336
Cost of shares repurchased - Class P	(1,030,591)	(3,294,395)	(2,174,457)	(3,299,732)	(1,006,216)	(2,215,456)
Net Increase in Net Assets from Capital Share Transactions	425,668	8,692,025	7,536,445	22,376,689	10,742,089	2,785,462
NET INCREASE IN NET ASSETS	9,023,292	14,528,190	22,055,473	39,494,959	13,689,214	7,459,387
NET ASSETS
Beginning of Year	50,898,041	36,369,851	125,646,784	86,151,825	60,138,352	52,678,965
End of Year	$59,921,333	$50,898,041	$147,702,257	$125,646,784	$73,827,566	$60,138,352
Undistributed Net Investment Income	$5,115	$87,425	$1,310,047	$621,521	$64,702	$207,595

	PL Emerging Markets Fund		PL International Large-Cap Fund		PL International Value Fund
OPERATIONS
Net investment income	$783,231	$621,434	$2,741,883	$3,156,336	$6,527,844	$3,177,579
Net realized gain (loss)	4,504,312	1,620,320	3,556,669	3,039,669	8,728,123	(1,855,843)
Change in net unrealized appreciation	3,487,389	4,867,393	21,548,202	16,358,283	9,297,780	13,477,145
Net Increase in Net Assets Resulting from Operations	8,774,932	7,109,147	27,846,754	22,554,288	24,553,747	14,798,881
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(903,956)	(667,612)	(2,672,165)	(3,215,843)	(4,102,104)	(3,493,667)
Net realized gains - Class P	(2,799,145)	—	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(3,703,101)	(667,612)	(2,672,165)	(3,215,843)	(4,102,104)	(3,493,667)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	35,981,890	22,556,840	19,090,781	22,507,884	9,339,592	47,205,389
Dividends and distribution reinvestments - Class P	3,703,101	667,612	2,672,165	3,215,843	4,102,104	3,493,667
Cost of shares repurchased - Class P	(2,234,325)	(4,339,098)	(5,378,260)	(50,043,057)	(3,902,120)	(26,573,122)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	37,450,666	18,885,354	16,384,686	(24,319,330)	9,539,576	24,125,934
NET INCREASE (DECREASE) IN NET ASSETS	42,522,497	25,326,889	41,559,275	(4,980,885)	29,991,219	35,431,148
NET ASSETS
Beginning of Year	110,810,123	85,483,234	198,962,873	203,943,758	146,549,652	111,118,504
End of Year	$153,332,620	$110,810,123	$240,522,148	$198,962,873	$176,540,871	$146,549,652
Undistributed/Accumulated Net Investment Income (Loss)	($538,825)	($277,253)	$1,259,430	$1,204,416	$2,216,343	$570,294

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2014	Period Ended March 31, 2013	Year Ended March 31, 2014	Period Ended March 31, 2013	Year Ended March 31, 2014	Period Ended March 31, 2013
	PL Currency Strategies Fund (1)		PL Global Absolute Return Fund (1)		PL Precious Metals Fund (1)
OPERATIONS
Net investment income (loss)	($882,585)	($248,279)	$6,710,785	$1,146,442	$226,549	$61,704
Net realized gain (loss)	(5,197,176)	5,245,339	(10,735,110)	895,245	(10,458,973)	(111,302)
Change in net unrealized appreciation (depreciation)	(2,107,085)	(1,329,975)	(864,055)	1,117,956	(11,762,894)	(12,234,642)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,186,846)	3,667,085	(4,888,380)	3,159,643	(21,995,318)	(12,284,240)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(4,034,980)	—	(3,863,039)	(101,328)	(451,925)	(9,365)
Net realized gains - Class P	—	—	(269,888)	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(4,034,980)	—	(4,132,927)	(101,328)	(451,925)	(9,365)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	25,560,571	115,338,018	40,317,659	169,320,302	42,913,086	78,481,614
Dividends and distribution reinvestments - Class P	4,034,980	—	4,132,927	101,328	451,925	9,365
Cost of shares repurchased - Class P	(4,993,288)	(362,425)	(8,994,814)	(554,615)	(2,466,278)	(246,619)
Net Increase in Net Assets from Capital Share Transactions	24,602,263	114,975,593	35,455,772	168,867,015	40,898,733	78,244,360
NET INCREASE IN NET ASSETS	12,380,437	118,642,678	26,434,465	171,925,330	18,451,490	65,950,755
NET ASSETS
Beginning of Year or Period	118,642,678	—	171,925,330	—	65,950,755	—
End of Year or Period	$131,023,115	$118,642,678	$198,359,795	$171,925,330	$84,402,245	$65,950,755
Undistributed/Accumulated Net Investment Income (Loss)	($4,802,949)	$4,997,060	($1,487,328)	$1,744,989	($186,874)	$51,396

(1)	Operations commenced on December 7, 2012.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Period Ended March 31, 2014
PL Diversified Alternatives Fund (1)
OPERATIONS
Net investment loss	($491)
Net realized loss	(44)
Change in net unrealized depreciation	(1,433)
Net Decrease in Net Assets Resulting from Operations	(1,968)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
Class A	—
Class C	—
Advisor Class	—
Net realized gains
Class A	—
Class C	—
Advisor Class	—
Net Decrease from Dividends and Distributions to Shareholders	—
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	10,000
Class C	10,000
Advisor Class	1,980,000
Dividends and distributions reinvestments
Class A	—
Class C	—
Advisor Class	—
Cost of shares repurchased
Class A	—
Class C	—
Advisor Class	—
Net Increase in Net Assets from Capital Share Transactions	2,000,000
NET INCREASE IN NET ASSETS	1,998,032
NET ASSETS
Beginning of Period	—
End of Period	$1,998,032
Undistributed Net Investment Income	$723

(1)	Operations commenced on December 31, 2013.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Floating Rate Loan Fund
4/1/2013 - 3/31/2014	$10.24	$0.38	($0.04)	$0.34	($0.38)	($0.15)		($0.53)	$10.05	1.02%	0.80%	3.73%	3.39%	$123,116	73%
4/1/2012 - 3/31/2013	10.10	0.46	0.18	0.64	(0.47)	(0.03)		(0.50)	10.24	1.03%	0.80%	4.45%	6.40%	110,204	94%
4/1/2011 - 3/31/2012	10.12	0.43	(0.06)	0.37	(0.39)	—		(0.39)	10.10	1.04%	0.80%	4.33%	3.80%	112,088	45%
4/1/2010 - 3/31/2011	9.88	0.34	0.19	0.53	(0.29)	—		(0.29)	10.12	1.22%	0.90%	4.29%	5.51%	86,066	92%
4/1/2009 - 3/31/2010	8.18	0.45	1.70	2.15	(0.45)	—		(0.45)	9.88	1.54%	1.30%	4.78%	26.70%	53,122	118%
PL Inflation Managed Fund
4/1/2013 - 3/31/2014	$9.73	$0.07	($0.78)	($0.71)	($0.04)	($0.14)		($0.18)	$8.84	0.64%	0.56%	0.83%	(7.40%)	$185,765	36%
4/1/2012 - 3/31/2013	10.79	0.21	0.52	0.73	(0.51)	(1.28)		(1.79)	9.73	0.69%	0.58%	1.95%	6.79%	164,281	111%
4/1/2011 - 3/31/2012	10.53	0.31	0.85	1.16	(0.40)	(0.50)		(0.90)	10.79	0.67%	0.56%	2.83%	11.11%	287,956	372%
4/1/2010 - 3/31/2011	10.10	0.24	0.61	0.85	(0.21)	(0.21)		(0.42)	10.53	0.82%	0.64%	2.31%	8.56%	229,356	323%
4/1/2009 - 3/31/2010	9.59	0.29	0.62	0.91	(0.40)	—		(0.40)	10.10	1.21%	0.95%	2.90%	9.68%	149,453	300%
PL Managed Bond Fund
4/1/2013 - 3/31/2014	$11.11	$0.13	($0.27)	($0.14)	($0.15)	($0.06)		($0.21)	$10.76	0.63%	0.55%	1.16%	(1.22%)	$579,753	530%
4/1/2012 - 3/31/2013	10.86	0.20	0.55	0.75	(0.35)	(0.15)		(0.50)	11.11	0.66%	0.56%	1.75%	6.85%	565,285	495%
4/1/2011 - 3/31/2012	10.75	0.25	0.15	0.40	(0.29)	—		(0.29)	10.86	0.67%	0.55%	2.33%	4.02%	486,215	519%
4/1/2010 - 3/31/2011	10.75	0.24	0.43	0.67	(0.30)	(0.37)		(0.67)	10.75	0.82%	0.63%	2.16%	6.31%	378,982	502%
4/1/2009 - 3/31/2010	9.70	0.30	1.48	1.78	(0.50)	(0.23)		(0.73)	10.75	1.22%	0.95%	2.86%	18.68%	235,957	352%
PL Short Duration Bond Fund
4/1/2013 - 3/31/2014	$10.12	$0.10	($0.04)	$0.06	($0.13)	$—		($0.13)	$10.05	0.64%	0.55%	1.02%	0.64%	$229,189	43%
4/1/2012 - 3/31/2013	10.07	0.11	0.08	0.19	(0.14)	(0.00	)(6)	(0.14)	10.12	0.65%	0.55%	1.08%	1.86%	223,601	63%
4/1/2011 - 3/31/2012	10.04	0.11	0.05	0.16	(0.12)	(0.01)		(0.13)	10.07	0.68%	0.55%	1.14%	1.62%	155,368	150%
4/1/2010 - 3/31/2011	10.00	0.10	0.06	0.16	(0.08)	(0.04)		(0.12)	10.04	0.81%	0.64%	1.00%	1.57%	121,133	196%
4/1/2009 - 3/31/2010	9.69	0.18	0.33	0.51	(0.20)	—		(0.20)	10.00	1.22%	0.95%	1.84%	5.27%	75,674	167%
PL Emerging Markets Debt Fund
4/1/2013 - 3/31/2014	$10.53	$0.47	($0.90)	($0.43)	($0.32)	($0.09)		($0.41)	$9.69	1.06%	0.94%	4.71%	(3.92%)	$130,516	116%
6/29/2012 - 3/31/2013	10.00	0.37	0.46	0.83	(0.27)	(0.03)		(0.30)	10.53	1.17%	0.94%	4.67%	8.24%	85,846	61%
PL Comstock Fund
4/1/2013 - 3/31/2014	$14.40	$0.25	$3.11	$3.36	($0.15)	$—		($0.15)	$17.61	0.97%	0.89%	1.53%	23.36%	$308,598	14%
4/1/2012 - 3/31/2013	12.47	0.19	1.91	2.10	(0.17)	—		(0.17)	14.40	0.97%	0.89%	1.51%	16.96%	261,671	35%
4/1/2011 - 3/31/2012	12.13	0.17	0.32	0.49	(0.15)	—		(0.15)	12.47	0.99%	0.89%	1.47%	4.22%	207,330	24%
4/1/2010 - 3/31/2011	10.69	0.13	1.41	1.54	(0.10)	—		(0.10)	12.13	1.13%	0.99%	1.16%	14.55%	166,465	31%
4/1/2009 - 3/31/2010	6.95	0.09	3.74	3.83	(0.09)	—		(0.09)	10.69	1.51%	1.30%	0.93%	55.34%	128,169	28%
PL Growth Fund
4/1/2013 - 3/31/2014	$13.93	$0.03	$3.47	$3.50	($0.10)	$—		($0.10)	$17.33	0.79%	0.70%	0.20%	25.15%	$101,285	76%
4/1/2012 - 3/31/2013	13.12	0.08	0.90	0.98	(0.17)	—		(0.17)	13.93	0.86%	0.70%	0.63%	7.53%	48,611	72%
4/1/2011 - 3/31/2012	12.42	0.06	0.71	0.77	(0.07)	—		(0.07)	13.12	0.85%	0.70%	0.54%	6.26%	108,340	84%
4/1/2010 - 3/31/2011	11.21	0.07	1.14	1.21	—	—		—	12.42	0.95%	0.79%	0.58%	10.79%	115,576	83%
4/1/2009 - 3/31/2010	7.74	0.02	3.60	3.62	(0.15)	—		(0.15)	11.21	1.37%	1.10%	0.19%	47.26%	89,219	60%
PL Large-Cap Growth Fund
4/1/2013 - 3/31/2014	$10.40	($0.01)	$2.41	$2.40	($0.02)	($2.50)		($2.52)	$10.28	0.97%	0.84%	(0.06%)	23.58%	$172,613	163%
4/1/2012 - 3/31/2013	10.30	0.03	0.70	0.73	—	(0.63)		(0.63)	10.40	0.99%	0.81%	0.31%	7.66%	142,398	131%
4/1/2011 - 3/31/2012	9.23	(0.02)	1.25	1.23	—	(0.16)		(0.16)	10.30	1.00%	0.88%	(0.26%)	13.65%	129,222	76%
4/1/2010 - 3/31/2011	7.71	(0.01)	1.53	1.52	—	—		—	9.23	1.12%	0.95%	(0.11%)	19.72%	99,101	102%
4/1/2009 - 3/31/2010	5.44	(0.03)	2.30	2.27	—	—		—	7.71	1.59%	1.28%	(0.38%)	41.73%	61,106	116%
PL Large-Cap Value Fund
4/1/2013 - 3/31/2014	$13.96	$0.36	$2.62	$2.98	($0.23)	$—		($0.23)	$16.71	0.86%	0.80%	2.33%	21.41%	$380,372	13%
4/1/2012 - 3/31/2013	12.31	0.23	1.66	1.89	(0.24)	—		(0.24)	13.96	0.87%	0.80%	1.80%	15.54%	324,085	26%
4/1/2011 - 3/31/2012	11.59	0.22	0.71	0.93	(0.21)	—		(0.21)	12.31	0.89%	0.80%	1.96%	8.21%	262,917	20%
4/1/2010 - 3/31/2011	10.42	0.16	1.15	1.31	(0.14)	—		(0.14)	11.59	1.01%	0.89%	1.56%	12.69%	228,436	19%
4/1/2009 - 3/31/2010	7.35	0.14	3.07	3.21	(0.14)	—		(0.14)	10.42	1.38%	1.20%	1.52%	43.79%	162,312	16%
PL Main Street Core Fund
4/1/2013 - 3/31/2014	$12.20	$0.13	$2.65	$2.78	($0.13)	$—		($0.13)	$14.85	0.67%	0.60%	0.99%	22.84%	$257,575	66%
4/1/2012 - 3/31/2013	11.26	0.14	0.96	1.10	(0.16)	—		(0.16)	12.20	0.68%	0.60%	1.21%	9.93%	212,428	60%
4/1/2011 - 3/31/2012	10.13	0.10	1.11	1.21	(0.08)	—		(0.08)	11.26	0.70%	0.60%	1.00%	12.12%	193,538	48%
4/1/2010 - 3/31/2011	9.00	0.09	1.10	1.19	(0.06)	—		(0.06)	10.13	0.83%	0.70%	0.93%	13.28%	157,890	58%
4/1/2009 - 3/31/2010	6.11	0.07	2.89	2.96	(0.07)	—		(0.07)	9.00	1.23%	1.00%	0.89%	48.57%	146,028	130%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-16

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Mid-Cap Equity Fund
4/1/2013 - 3/31/2014	$11.00	$0.04	$2.84	$2.88	($0.06)	($0.98)	($1.04)	$12.84	0.87%	0.80%	0.36%	26.82%	$171,357	114%
4/1/2012 - 3/31/2013	10.29	0.06	0.72	0.78	(0.07)	—	(0.07)	11.00	0.90%	0.80%	0.65%	7.63%	138,416	191%
4/1/2011 - 3/31/2012	10.46	0.05	(0.18)	(0.13)	(0.04)	—	(0.04)	10.29	0.89%	0.80%	0.51%	(1.17%)	165,168	102%
4/1/2010 - 3/31/2011	8.66	0.08	1.79	1.87	(0.07)	—	(0.07)	10.46	1.02%	0.89%	0.87%	21.70%	135,755	87%
4/1/2009 - 3/31/2010	5.33	0.03	3.34	3.37	(0.04)	—	(0.04)	8.66	1.41%	1.20%	0.44%	63.29%	101,650	74%
PL Mid-Cap Growth Fund
4/1/2013 - 3/31/2014	$8.58	($0.01)	$1.93	$1.92	($0.01)	($2.32)	($2.33)	$8.17	0.93%	0.83%	(0.09%)	23.39%	$90,804	135%
4/1/2012 - 3/31/2013	8.87	0.05	(0.03)	0.02	(0.02)	(0.29)	(0.31)	8.58	1.00%	0.85%	0.60%	0.61%	61,557	48%
4/1/2011 - 3/31/2012	10.28	(0.02)	(0.28)	(0.30)	(0.05)	(1.06)	(1.11)	8.87	0.98%	0.85%	(0.21%)	(1.08%)	73,586	27%
4/1/2010 - 3/31/2011	8.41	0.02	2.83	2.85	(0.02)	(0.96)	(0.98)	10.28	1.17%	0.95%	0.24%	35.16%	64,476	44%
4/1/2009 - 3/31/2010	4.98	(0.03)	3.56	3.53	—	(0.10)	(0.10)	8.41	1.53%	1.25%	(0.42%)	70.89%	54,994	32%
PL Small-Cap Growth Fund
4/1/2013 - 3/31/2014	$13.29	($0.04)	$2.67	$2.63	($0.02)	($0.36)	($0.38)	$15.54	0.83%	0.75%	(0.28%)	19.90%	$59,921	84%
4/1/2012 - 3/31/2013	11.86	0.03	1.40	1.43	—	—	—	13.29	0.90%	0.75%	0.21%	12.06%	50,898	92%
4/1/2011 - 3/31/2012	11.90	(0.03)	(0.01)	(0.04)	—	—	—	11.86	0.93%	0.75%	(0.31%)	(0.34%)	36,370	67%
4/1/2010 - 3/31/2011	9.41	(0.06)	2.55	2.49	—	—	—	11.90	1.11%	0.84%	(0.63%)	26.46%	32,355	86%
4/1/2009 - 3/31/2010	5.88	(0.06)	3.59	3.53	—	—	—	9.41	1.56%	1.15%	(0.81%)	60.03%	25,691	88%
PL Small-Cap Value Fund
4/1/2013 - 3/31/2014	$12.15	$0.20	$1.98	$2.18	($0.16)	($0.62)	($0.78)	$13.55	0.97%	0.90%	1.52%	18.13%	$147,702	41%
4/1/2012 - 3/31/2013	10.58	0.22	1.52	1.74	(0.17)	—	(0.17)	12.15	1.00%	0.90%	2.08%	16.72%	125,647	38%
4/1/2011 - 3/31/2012	10.60	0.16	(0.05)	0.11	(0.13)	—	(0.13)	10.58	1.02%	0.90%	1.59%	1.19%	86,152	21%
4/1/2010 - 3/31/2011	8.57	0.16	1.98	2.14	(0.11)	—	(0.11)	10.60	1.13%	0.97%	1.71%	25.11%	76,247	31%
4/1/2009 - 3/31/2010	5.49	0.13	3.06	3.19	(0.11)	—	(0.11)	8.57	1.58%	1.30%	1.82%	58.28%	38,173	32%
PL Real Estate Fund
4/1/2013 - 3/31/2014	$13.67	$0.21	$0.54	$0.75	($0.23)	$—	($0.23)	$14.19	1.12%	1.05%	1.52%	5.61%	$73,828	18%
4/1/2012 - 3/31/2013	12.59	0.17	1.08	1.25	(0.17)	—	(0.17)	13.67	1.16%	1.05%	1.35%	9.98%	60,138	23%
4/1/2011 - 3/31/2012	11.46	0.13	1.08	1.21	(0.08)	—	(0.08)	12.59	1.18%	1.05%	1.13%	10.62%	52,679	24%
4/1/2010 - 3/31/2011	9.24	0.08	2.23	2.31	(0.09)	—	(0.09)	11.46	1.34%	1.14%	0.77%	25.16%	41,860	32%
4/1/2009 - 3/31/2010	4.60	0.12	4.64	4.76	(0.12)	—	(0.12)	9.24	1.76%	1.45%	1.68%	104.32%	36,352	27%
PL Emerging Markets Fund
4/1/2013 - 3/31/2014	$14.22	$0.09	$0.83	$0.92	($0.10)	($0.29)	($0.39)	$14.75	1.27%	0.95%	0.59%	6.43%	$153,333	31%
4/1/2012 - 3/31/2013	13.55	0.08	0.68	0.76	(0.09)	—	(0.09)	14.22	1.36%	0.95%	0.62%	5.60%	110,810	40%
4/1/2011 - 3/31/2012	14.68	0.14	(0.95)	(0.81)	(0.07)	(0.25)	(0.32)	13.55	1.49%	0.95%	1.09%	(5.15%)	85,483	30%
4/1/2010 - 3/31/2011	12.19	0.11	2.64	2.75	(0.26)	—	(0.26)	14.68	1.56%	1.04%	0.80%	22.53%	64,270	46%
4/1/2009 - 3/31/2010	6.54	0.06	5.66	5.72	(0.07)	—	(0.07)	12.19	2.15%	1.35%	0.57%	87.45%	47,714	55%
PL International Large-Cap Fund
4/1/2013 - 3/31/2014	$16.48	$0.22	$1.97	$2.19	($0.21)	$—	($0.21)	$18.46	1.10%	1.00%	1.23%	13.28%	$240,522	14%
4/1/2012 - 3/31/2013	15.12	0.23	1.40	1.63	(0.27)	—	(0.27)	16.48	1.13%	1.00%	1.55%	10.88%	198,963	28%
4/1/2011 - 3/31/2012	15.37	0.22	(0.30)	(0.08)	(0.17)	—	(0.17)	15.12	1.17%	1.00%	1.52%	(0.32%)	203,944	24%
4/1/2010 - 3/31/2011	13.83	0.16	1.52	1.68	(0.14)	—	(0.14)	15.37	1.30%	1.09%	1.16%	12.36%	138,033	34%
4/1/2009 - 3/31/2010	9.17	0.16	4.64	4.80	(0.14)	—	(0.14)	13.83	1.72%	1.40%	1.26%	52.64%	108,002	25%
PL International Value Fund
4/1/2013 - 3/31/2014	$9.10	$0.39	$1.08	$1.47	($0.24)	$—	($0.24)	$10.33	0.91%	0.80%	3.89%	16.15%	$176,541	54%
4/1/2012 - 3/31/2013	8.62	0.20	0.51	0.71	(0.23)	—	(0.23)	9.10	0.94%	0.80%	2.30%	8.26%	146,550	66%
4/1/2011 - 3/31/2012	9.51	0.26	(0.89)	(0.63)	(0.26)	—	(0.26)	8.62	1.02%	0.80%	3.06%	(6.20%)	111,119	63%
4/1/2010 - 3/31/2011	9.19	0.18	0.35	0.53	(0.21)	—	(0.21)	9.51	1.14%	0.90%	2.01%	5.99%	90,242	150%
4/1/2009 - 3/31/2010	6.14	0.19	3.00	3.19	(0.14)	—	(0.14)	9.19	1.56%	1.20%	2.28%	52.10%	86,284	60%
PL Currency Strategies Fund
4/1/2013 - 3/31/2014	$10.32	($0.07)	($0.52)	($0.59)	($0.32)	$—	($0.32)	$9.41	0.89%	0.85%	(0.68%)	(5.98%)	$131,023	49%
12/7/2012 - 3/31/2013	10.00	(0.02)	0.34	0.32	—	—	—	10.32	0.94%	0.85%	(0.69%)	3.20%	118,643	49%
PL Global Absolute Return Fund
4/1/2013 - 3/31/2014	$10.19	$0.36	($0.65)	($0.29)	($0.20)	($0.01)	($0.21)	$9.69	1.36%	1.18%	3.64%	(2.80%)	$198,360	115%
12/7/2012 - 3/31/2013	10.00	0.07	0.13	0.20	(0.01)	—	(0.01)	10.19	1.20%	1.06%	2.25%	1.96%	171,925	38%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-16

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

	Selected Per Share Data												Ratios to Average Net Assets			Supplemental Data
		Investment Operations					Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)		Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Precious Metals Fund
4/1/2013 - 3/31/2014	$8.22	$0.02		($2.49)		($2.47)	($0.03)		$—	($0.03)		$5.72	0.99%	0.88%	0.30%	(29.98%)	$84,402	12%
12/7/2012 - 3/31/2013	10.00	0.01		(1.79)		(1.78)	(0.00	)(6)	—	(0.00	)(6)	8.22	1.12%	0.88%	0.31%	(17.79%)	65,951	3%
PL Diversified Alternatives Fund (7)
Class A
12/31/2013 - 3/31/2014	$10.00	($0.01)		($0.00	)(6)	($0.01)	$—		$—	$—		$9.99	3.36%	0.85%	(0.34%)	(0.10%)	$10	1%
Class C
12/31/2013 - 3/31/2014	$10.00	($0.03)		($0.00	)(6)	($0.03)	$—		$—	$—		$9.97	4.11%	1.60%	(1.09%)	(0.30%)	$10	1%
Advisor Class
12/31/2013 - 3/31/2014	$10.00	($0.00	)(6)	($0.01)		($0.01)	$—		$—	$—		$9.99	3.11%	0.60%	(0.09%)	(0.10%)	$1,978	1%
(1)	All the funds presented in these financial statements, except for the PL Diversified Alternatives Fund, currently offer Class P shares only. Effective July 2, 2010, all Class A shares of these funds were converted to Class P shares. Performance information prior to the conversion for these funds pertains to Class A shares and reflects the fees and expenses associated with that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers and adviser expense reimbursements as discussed in Note 6 and Note 7B, respectively, in Notes to the Financial Statements.
(5)	The total returns include reinvestment of all dividends and capital gains distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Amount represents less than $0.005 per share.
(7)	PL Diversified Alternatives Fund commenced operations on December 31, 2013.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Life Funds (the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment advisor to the Trust. As of March 31, 2014, the Trust was comprised of thirty-three separate funds, twenty-two of which are presented in these financial statements (each individually, a “Fund”, and collectively the “Funds”): PL Floating Rate Loan Fund, PL Inflation Managed Fund, PL Managed Bond Fund, PL Short Duration Bond Fund, PL Emerging Markets Debt Fund, PL Comstock Fund, PL Growth Fund (formerly PL Growth LT Fund), PL Large-Cap Growth Fund, PL Large-Cap Value Fund, PL Main Street® Core Fund (Main Street is a registered trademark of OppenheimerFunds, Inc.), PL Mid-Cap Equity Fund, PL Mid-Cap Growth Fund, PL Small-Cap Growth Fund, PL Small-Cap Value Fund, PL Real Estate Fund, PL Emerging Markets Fund, PL International Large-Cap Fund, PL International Value Fund, PL Currency Strategies Fund, PL Global Absolute Return Fund, and PL Precious Metals Fund (collectively the “PL Underlying Funds”); and the PL Diversified Alternatives Fund.

The PL Underlying Funds offer Class P shares only, which are sold at Net Asset Value (“NAV”). The PL Floating Rate Income Fund also offers Class P shares, which are sold at NAV. Presently, only the PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, and PL Portfolio Optimization Aggressive Fund (collectively, the “Portfolio Optimization Funds”), the PL Diversified Alternatives Fund, the Adviser and certain of its affiliates can invest in Class P shares of the PL Underlying Funds and PL Floating Rate Income Fund.

The PL Diversified Alternatives Fund commenced operations on December 31, 2013. The PL Diversified Alternatives Fund invests in certain PL Underlying Funds and Class P shares of the PL Floating Rate Income Fund. Although the Fund is effective, it is not currently offering shares to investors and is not available for sale at this time. Presently, only the Adviser and certain of its affiliates can invest in the PL Diversified Alternatives Fund. The PL Diversified Alternatives Fund offers Class A, Class C and Advisor shares. Each class is distinguished by its applicable sales charges and distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% Contingent Deferred Sales Charge (“CDSC”); and (iii) Advisor Class shares are sold at NAV without a sales charge or CDSC. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances.

There is a separate annual report containing the financial statements for the Portfolio Optimization Funds and the PL Floating Rate Income Fund, which is available without charge. For information on how to obtain the annual report for the Portfolio Optimization Funds and the PL Floating Rate Income Fund, see the Where to Go for More Information section of this report on page F-24.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements.

The Trust has implemented the disclosure requirements pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. In Note 5 the Trust provides information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Trust discloses collateral received and posted in connection with master netting agreements or similar arrangements

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund's estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund presented in these financial statements distributes all of its net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more if advantageous to the applicable Fund and its shareholders. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as Fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs). Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund. For the PL Diversified Alternatives Fund, income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments. Each valuation committee that values each Fund’s investments, which includes using third party pricing services and/or approved alternate valuation methodologies, does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called the NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

PL Diversified Alternatives Fund

The investments of the PL Diversified Alternatives Fund consist of Class P shares of the PL Floating Rate Income Fund and certain PL Underlying Funds, which are valued at their respective NAVs at the time of computation.

Money Market Instruments and Short-Term Investments

Money market instruments and short-term investments maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Fund investments in other mutual funds for temporary cash management purposes are valued at their respective NAVs.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust uses the last reported sale price or official closing price from an exchange as of the time of the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the last reported sale price or official closing price from the principal foreign exchanges, which may be earlier than the NYSE close. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the NYSE close. The Trust has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures, Options and Swaps

Exchange traded futures, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures, options and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments and Certain Equity Investments

OTC investments (including swaps and options), are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap contracts are valued using reference instruments and industry pricing models pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using benchmark, matrix, or other pricing methodologies approved pursuant to the Valuation Policy.

Investment Values Determined by a Valuation Committee

The Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of purchase prices for initial public offerings, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each Fund’s investments are characterized. The VOC includes investment, legal and compliance members of the Trust’s Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. For example, money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board, and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. The Trust also discloses the amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2014 as categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities.

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration data received from active market makers and inter-dealer brokers and yield curves. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to exchange listed option contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations and foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swaps

Interest Rate Swaps – Interest rate swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange, and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange, and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange, and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are categorized as Level 2.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of each Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of each Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each Fund is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair either the Adviser’s or a sub-adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a Fund in unforeseen ways, leading a Fund to alter its existing strategies or, potentially, to liquidate and close.

Fund of Funds Investments

The PL Diversified Alternatives Fund is a fund of funds and therefore is exposed to the same risks as the PL Underlying Funds and PL Floating Rate Income Fund (Class P shares) in direct proportion to the allocation of assets among those funds. This annual report contains information about the risks associated with investing in the PL Underlying Funds. The risks associated with investing in the PL Floating Rate Income Fund are not included in this report. See the Where to Go for More Information section of this report on page F-24 for information on the annual report for the PL Floating Rate Income Fund. Allocations among the PL Underlying Funds and PL Floating Rate Income Fund are determined using an asset allocation process, which seeks to provide performance that has a low to moderate correlation with the performance of traditional equity and fixed income asset classes over long-term periods. The allocations of the PL Diversified Alternatives Fund may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PL Underlying Funds and PL Floating Rate Income Fund may cause them to underperform other mutual funds with a similar investment objective. The PL Diversified Alternatives Fund may invest a significant portion of its assets in any one or several PL Underlying Funds and PL Floating Rate Income Fund (See Note 7C).

Equity Investments

The price of equity investments change in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions and many of the factors discussed in General Investment Risks above.

Debt Investments

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on debt investments. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. Certain monetary policies enacted by the Federal Reserve (“Fed”) can have a significant impact on the financial markets and the Trust. The Fed’s tapering of its monetary stimulus quantitative easing (“QE”) program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt securities. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage-related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2014, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Trust to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of each Fund’s shares. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed- delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Short Sales

Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increases a Fund’s volatility.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that a Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to a Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions (see Note 5).

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at the agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the fund manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Segregation and Collateral

If a Fund engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Trust’s books and records maintained by the custodian and/or the fund manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest rate risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Price volatility risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to a Fund by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

A Fund’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s Custodian and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

B. DERIVATIVE INVESTMENTS AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the Funds entered into futures contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds used futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. The PL Short Duration Bond Fund entered into U.S. Treasury futures to hedge interest rate exposure and to manage duration. The PL Emerging Markets Debt Fund entered into futures contracts to manage duration and to hedge against U.S. dollar denominated bonds. The PL Large-Cap Growth Fund entered into futures contracts to hedge exposure to foreign currency exchange rate risk and to increase returns. The PL International Value Fund entered into futures contracts to for risk management purposes to manage currency deviations relative to the benchmark. The PL Global Absolute Return Fund entered into futures contracts to manage duration and interest rate risk, to maintain full exposure to the equities market, to manage exposure to various securities markets, to provide daily liquidity for the Fund’s inflows and outflows, and as a part of the Fund’s investment strategy.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the Funds entered into option contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds purchased and/or wrote options and swaptions on futures, currencies and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. Both Funds also utilized inflation floors to hedge duration. The PL Emerging Markets Debt Fund entered into option contracts for purposes of hedging and as a part of the Fund’s investment strategy. The PL Growth Fund invested in option contracts for purposes of risk management and as a part of the Fund’s investment strategy. The PL Mid-Cap Growth Fund purchased or wrote options to establish or increase exposure to an underlying security, as a substitute for securities, and in connection with settling planned sales of securities. The PL Global Absolute Return Fund purchased or wrote options for purposes of risk management and as a part of the Fund’s investment strategy.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the Funds entered into Forward Contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds entered into Forward Contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of each Funds’ investment strategy. The PL Short Duration Bond and PL Growth Funds entered into Forward Contracts for hedging purposes to help protect the Fund’s returns against adverse currency movements. The PL Emerging Markets Debt Fund entered into Forward Contracts to help protect the Fund’s returns against adverse currency movements, to gain market exposure, and as part of the Fund’s investment strategy. The PL Comstock Fund entered into Forward Contracts for risk management purposes to mitigate currency risk and isolate securities selection as the primary driver of performance. The PL Large-Cap

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Growth Fund entered into Forward Contracts to hedge against a specific security, or to establish or hedge exposure away from foreign currencies. The PL International Value Fund entered into Forward Contracts for risk management purposes to manage currency deviations relative to the benchmark. The PL Currency Strategies Fund purchased or sold non-deliverable Forward Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the Fund’s returns against adverse currency movements and as a part of the Fund’s investment strategy. The PL Global Absolute Return Fund entered into Forward Contracts to hedge against currency exposure associated with the Fund’s investments, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to increase returns, and as a substitute for securities.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Certain Funds hold fixed rate bonds whose value may decrease if interest rates rise. To help hedge against this risk and to maintain the ability to generate income at prevailing market rates, certain Funds enter into interest rate swap agreements.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

During the reporting period, the Funds entered into interest rate swaps for the following reasons: The PL Inflation Managed and PL Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk in various global markets, and as a substitute for cash bond exposure. The PL Emerging Markets Debt Fund entered into interest rate swaps for purposes of risk management, to gain exposure to the various markets, and as part of the Fund’s investment strategy. The PL Global Absolute Return Fund entered into interest rate swaps to manage interest rate risk, to gain or mitigate exposure to various currencies and securities markets, and to increase returns.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a Fund of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2014 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the Funds entered into credit default swaps for the following reasons: The PL Managed Bond Fund sold credit protection through credit default swaps on credit indices to increase exposure to the credit risk of individual securities or to the broader investment grade, high yield, or emerging market sectors. The PL Inflation Managed Fund sold credit protection through credit default swaps on credit indices to increase exposure to the credit risk of individual securities or to the investment grade sector. The PL Global Absolute Return Fund entered into credit default swaps to hedge exposure to the Fund’s investments, to increase or decrease credit exposure to various indices, individual issuers and securities or groups or securities, and to increase returns.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the Funds entered into total return swaps for the following reasons: The PL Emerging Markets Debt Fund entered into total return swaps for purposes of risk management, to gain exposure to the various markets, and as part of the Fund’s investment strategy. The PL Global Absolute Return Fund entered into total return swaps to gain currency exposure in various markets, to increase or decrease credit exposure to various indices, individual issuers and securities or groups or securities, and to increase returns.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Swap contracts, at value	Swap contracts, at value
Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation
	Swap contracts, at value	Swap contracts, at value
Credit contracts	Investments, at value	Outstanding options written, at value
	Swap contracts, at value	Swap contracts, at value
Equity contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin

The following is a summary of fair values of derivative investments disclosed in the Statements of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2014:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2014	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
PL Inflation Managed	$1,206,167	$31,626	*	$—		$186,514	$988,027	*
PL Managed Bond	5,679,991	2,004,681	*	—		377,411	3,297,899	*
PL Short Duration Bond	5,497	—		—		—	5,497	*
PL Emerging Markets Debt	2,286,090	—		—		672,569	1,613,521
PL Comstock	9,830	—		—		9,830	—
PL Large-Cap Growth	28,895	—		—		28,895	—
PL Mid-Cap Growth	18,000	—		18,000		—	—
PL International Value	970,657	—		—		970,657	—
PL Currency Strategies	1,048,619	—		—		1,048,619	—
PL Global Absolute Return	10,690,920	4,616,340		19,456	*	4,753,093	1,302,031	*

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2014	Credit Contracts	Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
PL Inflation Managed	($1,651,224)	($76,467)	$—		($260,584)	($1,314,173	)*
PL Managed Bond	(2,708,764)	(429,946)	—		(39,149)	(2,239,669	)*
PL Emerging Markets Debt	(552,270)	—	—		(456,868)	(95,402)
PL Comstock	(160,395)	—	—		(160,395)	—
PL Mid-Cap Growth	(25,711)	—	(25,711	)*	—	—
PL International Value	(333,058)	—	—		(333,058)	—
PL Currency Strategies	(6,216,150)	—	—		(6,216,150)	—
PL Global Absolute Return	(5,227,301)	(1,115,592)	(121,885	)*	(3,404,941)	(584,883	)*

*	Includes cumulative appreciation (depreciation) of futures contracts and fair value of options and centrally cleared swaps as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies
Credit contracts	Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options

The following is a summary of each Fund’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2014:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PL Inflation Managed	($521,745)	$2,263	$—	($503,062)	($20,946)
PL Managed Bond	(102,953)	1,402,505	—	(2,246,755)	741,297
PL Short Duration Bond	(154,163)	—	—	14,197	(168,360)
PL Emerging Markets Debt	(375,608)	—	—	(314,859)	(60,749)
PL Comstock	(1,814,800)	—	—	(1,814,800)	—
PL Growth	13,093	—	22,787	(9,694)	—
PL Large-Cap Growth	(29,834)	—	57,756	(87,590)	—
PL Mid-Cap Growth	(169,733)	—	(169,733)	—	—
PL International Value	(799,914)	—	182,247	(982,161)	—
PL Currency Strategies	(5,221,124)	—	—	(5,221,124)	—
PL Global Absolute Return	(9,497,839)	(996,710)	143,249	(4,777,688)	(3,866,690)

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PL Inflation Managed	($1,043,047)	$64,664	$—	($90,936)	($1,016,775)
PL Managed Bond	(1,580,105)	215,269	—	(264,406)	(1,530,968)
PL Short Duration Bond	25,069	—	—	5,873	19,196
PL Emerging Markets Debt	18,457	—	—	142,260	(123,803)
PL Comstock	(104,077)	—	—	(104,077)	—
PL Growth	9,483	—	—	9,483	—
PL Large-Cap Growth	(6,947)	—	(35,842)	28,895	—
PL Mid-Cap Growth	5,109	—	5,109	—	—
PL International Value	243,641	—	—	243,641	—
PL Currency Strategies	(4,012,564)	—	—	(4,012,564)	—
PL Global Absolute Return	(1,158,528)	(1,315,545)	(201,881)	(1,018,850)	1,377,748

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement. The derivative investments held as of March 31, 2014 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each applicable Fund for the year ended March 31, 2014.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

	Gross Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets				Liabilities
PL Inflation Managed
Swaps	$442,236	$418,469	$—	$23,767	($1,012,801)	($418,469)	($71,490)	($522,842)
Options	207	207	—	—	(84,453)	(207)	(10,134)	(74,112)
Foreign currency contracts	186,514	71,952	—	114,562	(227,760)	(71,952)	(18,742)	(137,066)
Sale-buyback financing transactions					(20,568,887)	(20,438,256)	—	(130,631)
PL Managed Bond
Swaps	839,602	206,844	357,069	275,689	(480,239)	(206,844)	(85,576)	(187,819)
Options	—	—	—	—	(530,649)	—	(166,099)	(364,550)
Foreign currency contracts	377,411	39,149	185,337	152,925	(39,149)	(39,149)	—	—
PL Emerging Markets Debt
Swaps	1,613,521	74,477	—	1,539,044	(95,402)	(74,477)	—	(20,925)
Foreign currency contracts	672,569	385,408	—	287,161	(456,868)	(385,408)	—	(71,460)
PL Comstock
Foreign currency contracts	9,830	9,830	—	—	(160,395)	(9,830)	—	(150,565)
PL Large-Cap Growth
Foreign currency contracts	28,895	—	—	28,895	—	—	—	—
PL Mid-Cap Growth
Options	18,000	18,000	—	—	(22,591)	(18,000)	—	(4,591)
PL International Value
Foreign currency contracts	970,657	291,639	—	679,018	(333,058)	(291,639)	—	(41,419)
PL Currency Strategies
Foreign currency contracts	1,048,619	902,615	146,004	—	(6,216,150)	(902,615)	(4,572,150)	(741,385)
PL Global Absolute Return
Swaps	7,962,428	1,603,509	4,605,751	1,753,168	(1,603,509)	(1,603,509)	—	—
Options	483,575	11,884	341,645	130,046	(25,580)	(11,884)	(1,104)	(12,592)
Foreign currency contracts	2,042,344	1,945,461	70,172	26,711	(3,379,361)	(1,945,461)	(115,581)	(1,318,319)

As of March 31, 2014, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements, except for the PL Global Absolute Return Fund, exceeded the value of the repurchase agreements as of March 31, 2014. For the PL Global Absolute Return Fund (see page B-71), the value of the collateral (Brazil Government) of $154,233 held by the Fund for one of the repurchase agreements (Barclays PLC), which was entered into by the Fund for the purpose of selling a security short, exceeded 95% of the value of the repurchase price of the repurchase agreement ($160,274) as of March 31, 2014. As discussed in Note 4 on page D-8, in the case of a repurchase agreement entered into by a Fund for the purposes of selling a security short, the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Adviser to the Trust. For the PL Underlying Funds, PLFA has retained other management firms to sub-advise each Fund, as discussed later in this section. PLFA manages the PL Diversified Alternatives Fund. PLFA receives advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PL Floating Rate Loan (1)	0.75%	PL Large-Cap Value	0.65%	PL International Large-Cap	0.85%
PL Inflation Managed	0.40%	PL Main Street Core	0.45%	PL International Value	0.65%
PL Managed Bond	0.40%	PL Mid-Cap Equity	0.65%	PL Currency Strategies	0.65%
PL Short Duration Bond	0.40%	PL Mid-Cap Growth (1)	0.70%	PL Global Absolute Return	0.80%
PL Emerging Markets Debt	0.785%	PL Small-Cap Growth	0.60%	PL Precious Metals (1)	0.75%
PL Comstock (1)	0.75%	PL Small-Cap Value	0.75%	PL Diversified Alternatives	0.20%
PL Growth	0.55%	PL Real Estate	0.90%
PL Large-Cap Growth (1)	0.75%	PL Emerging Markets	0.80%

(1)	PLFA agreed to waive 0.10%, 0.015%, 0.045% (0.275% from January 1, 2013 to April 30, 2013) and 0.07% of its advisory fee through July 31, 2014 for the PL Floating Rate Loan, PL Comstock, PL Large-Cap Growth and PL Precious Metals Funds, respectively. PLFA also agreed to waive 0.05% of its advisory fee from November 1, 2013 through July 31, 2015 for the PL Mid-Cap Growth Fund. The agreement will terminate if the investment advisory agreement is terminated or upon approval by the Board and prior written notice to the Adviser. There is no guarantee that PLFA will continue such waivers after that date.

Pursuant to Fund Management Agreements, the Trust and PLFA engage various management firms under PLFA’s supervision for the PL Underlying Funds. As of March 31, 2014, the following firms serve as sub-advisers for their respective Fund(s): Eaton Vance Investment Managers for the PL Floating Rate Loan and PL Global Absolute Return Funds; Pacific Investment Management Company LLC for the PL Inflation Managed and PL Managed Bond Funds; T. Rowe Price Associates, Inc. for the PL Short Duration Bond Fund; Ashmore Investment Management Limited for the PL Emerging Markets Debt Fund; Invesco Advisers, Inc. for the PL Comstock Fund; MFS Investment Management for the PL Growth and PL International Large-Cap Funds; BlackRock Investment Management, LLC for the PL Large-Cap Growth Fund; ClearBridge Investments, LLC for the PL Large-Cap Value Fund; OppenheimerFunds, Inc. for the PL Main Street Core and PL Emerging Markets Funds; Scout Investments, Inc. for the PL Mid-Cap Equity Fund; Ivy Investment Management Company for the PL Mid-Cap Growth Fund; Fred Alger Management, Inc. for the PL Small-Cap Growth Fund (Lord, Abbett & Co. LLC effective May 1, 2014); NFJ Investment Group LLC for the PL Small-Cap Value Fund (AllianceBernstein L.P. effective May 1, 2014); Morgan Stanley Investment Management Inc. for the PL Real Estate Fund, J.P. Morgan Investment Management Inc. for the PL International Value Fund; UBS Global Asset Management (Americas) Inc. for the PL Currency Strategies Fund (UBS Global Asset Management (Americas) Inc. and Macro Currency Group will co-manage the PL Currency Strategies Fund effective May 1, 2014); and Wells Capital Management Incorporated for the PL Precious Metals Fund. PLFA, as Adviser to the Trust, pays the related management fees to these sub-advisers as compensation for their sub-advisory services provided to their respective Fund.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The Trust paid the Administrator an administration fee at an annual rate of 0.15% for the PL Diversified Alternatives Fund and each of the PL Underlying Funds. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust) to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. Support services do not include any services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Class P shares of the PL Underlying Funds presented in these financial statements are not subject to a distribution and/or service fee. For the Diversified Alternatives Fund, the Distributor receives distribution and service fees pursuant to a class specific distribution and service plans, each adopted in accordance with Rule 12b-1 under the 1940 Act for Class C shares. The Distributor also received service fees pursuant to a 12b-1 Class A Service Plan. The distribution fee for Class C shares was 0.75% and the service fee for Class A and C shares was 0.25% of the average daily net assets attributable to the applicable share class. There were no distribution and/or service fees for Advisor Class shares of the PL Diversified Alternatives Fund.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND/OR SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor and Pacific Life are related parties. The advisory fees earned by the Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, the distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the year ended March 31, 2014 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2014 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees; organizational expenses; custody expenses; expenses for audit, tax and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents, as applicable; independent trustees’ fees; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees, if any; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business. The current expense cap for the PL Underlying Funds, except the PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds, is 0.15% through July 31, 2015 and 0.30% thereafter through July 31, 2022. The current expense cap for the PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds is 0.20% through July 31, 2014 and 0.25% thereafter through July 31, 2015. The current expense cap for the Diversified Alternatives Fund is 0.40% through December 31, 2016. There is no guarantee that PLFA will continue to cap expenses upon the expiration of the applicable expense caps.

Any expense reimbursements are subject to recoupment by PLFA for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement or reduction took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Fund, but not above the expense cap. There was no recoupment of expense reimbursement by PLFA from any Funds presented in these financial statements during the year ended March 31, 2014.

The Adviser expense reimbursement and the advisory fee waiver, if any, of each of the applicable Funds presented in these financial statements for the year ended March 31, 2014 are presented in the Statements of Operations. Any amounts that remained due from the Adviser as of March 31, 2014 are presented in the Statements of Assets and Liabilities.

The cumulative reimbursement and fee reduction amounts, if any, as of March 31, 2014 that are subject to recoupment by PLFA from each Fund presented in these financial statements are as follows:

	Expiration Date
Fund	3/31/2015	3/31/2016	3/31/2017
PL Floating Rate Loan	$131,663	$138,319	$145,911
PL Inflation Managed	295,942	210,150	147,422
PL Managed Bond	506,074	511,150	474,658
PL Short Duration Bond	168,516	200,776	214,263
PL Emerging Markets Debt		149,277	136,611
PL Comstock	167,205	179,416	188,193
PL Growth	163,768	95,666	66,117
PL Large-Cap Growth	106,391	120,927	108,743
PL Large-Cap Value	206,530	217,662	225,998
PL Main Street Core	160,866	167,926	158,976
PL Mid-Cap Equity	136,380	137,581	101,037
PL Mid-Cap Growth	83,455	95,060	60,241
PL Small-Cap Growth	59,708	63,952	45,628
PL Small-Cap Value	93,513	101,068	99,142
PL Real Estate	59,572	60,947	42,886
PL Emerging Markets	388,707	408,692	425,076
PL International Large-Cap	289,591	257,028	225,808
PL International Value	213,243	187,506	180,640
PL Currency Strategies		31,042	49,987
PL Global Absolute Return		68,978	319,375
PL Precious Metals		33,601	33,735
PL Diversified Alternatives			12,535

Total	$3,231,124	$3,436,724	$3,462,982

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2014, the PL Diversified Alternatives Fund (aggregate of Classes A, C, and Advisor Class) owned Class P shares in the PL Floating Rate Income Fund and in certain affiliated PL Underlying Funds. A summary of transactions for the period from inception through

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014 and total investments by the PL Diversified Alternatives Fund in the PL Floating Rate Income Fund and in certain PL Underlying Funds as of March 31, 2014 is as follows:

	Beginning Value as of December 31, 2013	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2014
Fund/Underlying Fund							Ending Value	Shares Balance
PL Diversified Alternatives Fund
PL Floating Rate Income	$—	$250,000	$2,538	$3,717	$9	$236	$249,066	23,676
PL Inflation Managed	—	100,000	—	1,487	32	1,701	100,246	11,340
PL Emerging Markets Debt	—	250,000	—	3,718	(32)	3,345	249,595	25,731
PL Real Estate	—	150,000	—	2,230	151	13,045	160,966	11,344
PL Emerging Markets	—	150,000	—	2,231	(135)	(2,267)	145,367	9,855
PL Currency Strategies	—	500,000	—	7,436	(345)	(32,716)	459,503	48,831
PL Global Absolute Return	—	500,000	—	7,436	(27)	2,554	495,091	51,093
PL Precious Metals	—	100,000	—	1,488	303	12,669	111,484	19,490
	$—	$2,000,000	$2,538	29,743	($44)	($1,433)	$1,971,318

(1)	Purchased cost excludes distributions received and reinvested, if any.
(2)	Distributions received include distributions from net investment income from the PL Underlying Funds and the PL Floating Rate Income Fund, if any.
(3)	Net realized gain (loss) includes distributions from capital gains from the PL Underlying Funds and the PL Floating Rate Income Fund, if any.

As of March 31, 2014, Pacific Life owned 100.00% of the total (aggregate of Class A, C, and Advisor Class) shares outstanding of the PL Diversified Alternatives Fund.

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A shares of the Portfolio Optimization Funds, PL Diversified Alternatives Fund, PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and/or PL High Income Fund, and/or Class P shares of the corresponding PL Underlying Funds. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended March 31, 2014, such expenses were increased by $4,733 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of March 31, 2014, the total amount in the DCP Liability accounts was $41,588 for all applicable Funds presented in these financial statements.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2014, no unfunded loan commitments were held by any Funds presented in these financial statements.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended March 31, 2014, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PL Floating Rate Loan	$—	$—	$97,439,005	$84,090,629
PL Inflation Managed	83,981,073	46,042,263	18,622,120	17,229,305
PL Managed Bond	3,446,851,935	3,424,257,144	85,395,657	132,934,936
PL Short Duration Bond	28,405,603	33,289,935	77,284,922	59,580,623
PL Emerging Markets Debt	—	—	138,354,289	104,275,923
PL Comstock	—	—	38,468,096	46,040,089
PL Growth	—	—	91,099,122	54,347,726
PL Large-Cap Growth	—	—	256,550,994	262,795,932
PL Large-Cap Value	—	—	46,206,521	44,592,271
PL Main Street Core	—	—	152,483,980	152,202,614
PL Mid-Cap Equity	—	—	174,332,263	179,423,901
PL Mid-Cap Growth	—	—	113,536,775	99,917,659
PL Small-Cap Growth	—	—	45,375,568	46,352,091
PL Small-Cap Value	—	—	52,231,334	52,857,998
PL Real Estate	—	—	21,610,769	11,032,202
PL Emerging Markets	—	—	68,105,453	38,260,543
PL International Large-Cap	—	—	47,002,478	29,983,233
PL International Value	—	—	98,605,677	88,226,405
PL Currency Strategies	16,537,389	—	28,397,327	19,329,430
PL Global Absolute Return	43,068,711	39,890,056	120,127,439	57,158,350
PL Precious Metals	—	—	50,730,817	8,341,831
PL Diversified Alternatives	—	—	2,002,538	29,744

10. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2014, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for sale-buyback financing transactions, futures and options, swap income, paydown gain/loss, partnership income, foreign currency transactions, passive foreign investment companies, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, as of March 31, 2014:

		Distributable Earnings		Late Year Ordinary and Post-October Losses Deferral
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
PL Floating Rate Loan	$—	$1,074,728	$17,082	$—	$—	$—	$—
PL Inflation Managed	—	—	—	551,993	—	343,178	895,171
PL Managed Bond	—	1,276,546	—	—	—	1,833,542	1,833,542
PL Short Duration Bond	(1,189,115)	678,788	—	—	—	—	—
PL Emerging Markets Debt	(3,229,151)	1,473,531	—	—	—	—	—
PL Comstock	(2,589,476)	1,387,754	—	—	—	—	—
PL Growth	(64,515)	144,321	—	—	—	—	—
PL Large-Cap Growth	—	6,939,895	1,203,792	—	—	—	—
PL Large-Cap Value	—	4,224,260	4,025,576	—	—	—	—
PL Main Street Core	—	533,464	16,539,176	—	—	—	—
PL Mid-Cap Equity	—	7,116,647	5,573,578	—	—	—	—
PL Mid-Cap Growth	—	2,468,190	637,386	—	—	—	—
PL Small-Cap Growth	—	—	3,941,812	—	—	—	—
PL Small-Cap Value	—	1,352,803	5,868,777	—	—	—	—
PL Real Estate	(5,601,478)	64,888	—	—	—	—	—
PL Emerging Markets	—	232,023	2,133,675	—	—	—	—
PL International Large-Cap	(8,480,971)	1,323,818	—	—	—	—	—
PL International Value	(46,724,813)	3,358,412	—	—	—	—	—
PL Currency Strategies	(3,261)	—	—	8,173,260	587	—	8,173,847
PL Global Absolute Return	(395,703)	—	—	119,724	249,059	260,517	629,300
PL Precious Metals	(9,007,879)	—	—	72,236	—	—	72,236
PL Diversified Alternatives	(44)	723	—	—	—	—	—

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Accumulated capital losses represent net capital loss carryovers as of March 31, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the expiration dates and the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2014 and capital loss carryover from prior years utilized during the year ended March 31, 2014:

	Net Capital Loss Carryover Expiring In			Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2014
Fund	2017	2018	2019	Short Term	Long Term
PL Short Duration Bond	$—	$—	$—	($756,293)	($432,822)	($1,189,115)	$—
PL Emerging Markets Debt	—	—	—	(2,091,586)	(1,137,565)	(3,229,151)	—
PL Comstock	—	(2,589,476)	—	—	—	(2,589,476)	12,977,911
PL Growth	—	(64,515)	—	—	—	(64,515)	8,017,738
PL Large-Cap Value	—	—	—	—	—	—	11,105,101
PL Main Street Core	—	—	—	—	—	—	15,493,117
PL Small-Cap Growth	—	—	—	—	—	—	2,656,829
PL Small-Cap Value	—	—	—	—	—	—	565,420
PL Real Estate	—	(5,601,478)	—	—	—	(5,601,478)	1,517,472
PL International Large-Cap	—	(5,828,808)	(2,652,163)	—	—	(8,480,971)	2,778,892
PL International Value	(6,971,246)	(38,541,418)	—	(1,212,149)	—	(46,724,813)	9,493,952
PL Currency Strategies	—	—	—	(3,261)	—	(3,261)	—
PL Global Absolute Return	—	—	—	(116,933)	(278,770)	(395,703)	—
PL Precious Metals	—	—	—	(6,606,106)	(2,401,773)	(9,007,879)	—
PL Diversified Alternatives	—	—	—	(44)	—	(44)	—

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments as of March 31, 2014, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
PL Floating Rate Loan	$124,495,386	$497,759	($511,964)	($14,205)
PL Inflation Managed	214,020,059	2,150,101	(10,780,020)	(8,629,919)
PL Managed Bond	700,599,570	7,902,943	(4,751,766)	3,151,177
PL Short Duration Bond	227,267,918	1,733,549	(823,898)	909,651
PL Emerging Markets Debt	130,909,476	1,672,983	(3,072,933)	(1,399,950)
PL Comstock	204,894,218	109,622,376	(5,714,908)	103,907,468
PL Growth	83,064,727	19,470,356	(666,171)	18,804,185
PL Large-Cap Growth	143,201,325	31,708,801	(1,158,988)	30,549,813
PL Large-Cap Value	242,368,516	142,359,689	(3,808,139)	138,551,550
PL Main Street Core	189,755,328	66,836,626	(1,168,750)	65,667,876
PL Mid-Cap Equity	140,613,261	32,725,421	(2,357,033)	30,368,388
PL Mid-Cap Growth	85,768,854	7,761,625	(2,275,051)	5,486,574
PL Small-Cap Growth	46,983,000	14,317,951	(1,475,828)	12,842,123
PL Small-Cap Value	111,924,343	37,017,923	(1,397,857)	35,620,066
PL Real Estate	52,026,159	23,528,587	(1,902,652)	21,625,935
PL Emerging Markets	128,442,135	30,211,080	(5,724,589)	24,486,491
PL International Large-Cap	167,930,572	76,420,531	(5,321,183)	71,099,348
PL International Value	148,881,032	32,814,473	(5,443,762)	27,370,711
PL Currency Strategies	132,075,805	1,722,228	(4,311)	1,717,917
PL Global Absolute Return	201,850,084	4,437,865	(4,817,700)	(379,835)
PL Precious Metals	109,776,747	2,181,087	(27,832,889)	(25,651,802)
PL Diversified Alternatives	1,972,751	33,551	(34,984)	(1,433)

(1)	The difference between the total cost of investments on tax basis and the total investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals, investments in passive foreign investment companies and investments in partnerships.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended after March 31, 2010.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the years or periods ended March 31, 2014 and 2013, were as follows:

	For the Year or Period Ended March 31, 2014			For the Year or Period Ended March 31, 2013
Funds	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PL Floating Rate Loan	$4,669,660	$1,512,705	$6,182,365	$4,747,623	$218,517	$4,966,140
PL Inflation Managed	1,675,821	1,787,419	3,463,240	16,375,562	6,414,250	22,789,812
PL Managed Bond	9,129,156	2,238,185	11,367,341	23,397,454	30,054	23,427,508
PL Short Duration Bond	3,024,235	—	3,024,235	2,806,267	46,127	2,852,394
PL Emerging Markets Debt	5,009,739	—	5,009,739	2,240,459	—	2,240,459
PL Comstock	2,637,092	—	2,637,092	2,925,820	—	2,925,820
PL Growth	573,668	—	573,668	549,887	—	549,887
PL Large-Cap Growth	11,277,943	22,887,345	34,165,288	660,404	6,924,562	7,584,966
PL Large-Cap Value	5,289,219	—	5,289,219	5,290,356	—	5,290,356
PL Main Street Core	2,316,456	—	2,316,456	2,671,391	—	2,671,391
PL Mid-Cap Equity	4,132,303	8,798,178	12,930,481	821,347	—	821,347
PL Mid-Cap Growth	4,267,256	14,963,337	19,230,593	175,658	1,858,301	2,033,959
PL Small-Cap Growth	98,333	1,357,926	1,456,259	—	—	—
PL Small-Cap Value	1,895,573	6,190,367	8,085,940	1,785,180	—	1,785,180
PL Real Estate	1,118,697	—	1,118,697	725,336	—	725,336
PL Emerging Markets	903,956	2,799,145	3,703,101	667,612	—	667,612
PL International Large-Cap	2,672,165	—	2,672,165	3,215,843	—	3,215,843
PL International Value	4,102,104	—	4,102,104	3,493,667	—	3,493,667
PL Currency Strategies	4,034,980	—	4,034,980	—	—	—
PL Global Absolute Return	4,132,927	—	4,132,927	101,328	—	101,328
PL Precious Metals	451,925	—	451,925	9,365	—	9,365

12. RECLASSIFICATION OF ACCOUNTS

During the year ended March 31, 2014, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2014. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of sale-buyback financing transactions, foreign currency transactions, non-deductible expenses, swap income, redesignation of dividends paid, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
PL Floating Rate Loan	$—	($11,583)	$11,583
PL Inflation Managed	66,066	(592,196)	526,130
PL Managed Bond	817	(48,254)	47,437
PL Short Duration Bond	—	685,042	(685,042)
PL Emerging Markets Debt	—	(1,094,389)	1,094,389
PL Comstock	—	(1,797,647)	1,797,647
PL Growth	—	(18,042)	18,042
PL Large-Cap Growth	—	76,398	(76,398)
PL Large-Cap Value	—	(1,742)	1,742
PL Main Street Core	—	2,149	(2,149)
PL Mid-Cap Equity	—	18,345	(18,345)
PL Mid-Cap Growth	—	156,308	(156,308)
PL Small-Cap Growth	(168,527)	173,134	(4,607)
PL Small-Cap Value	—	403,334	(403,334)
PL Emerging Markets	—	(140,847)	140,847
PL International Large-Cap	—	(14,704)	14,704
PL International Value	—	(779,691)	779,691
PL Currency Strategies	(310,884)	(4,882,444)	5,193,328
PL Global Absolute Return	(3,865,149)	(6,080,063)	9,945,212
PL Precious Metals	(5,397)	(12,894)	18,291
PL Diversified Alternatives	(1,214)	1,214	—

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the years or periods ended March 31, 2014 and 2013 were as follows:

	PL Floating Rate Loan Fund		PL Inflation Managed Fund		PL Managed Bond Fund		PL Short Duration Bond Fund
	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013
Class P
Shares sold	1,725,341	1,909,740	5,151,327	4,964,939	5,828,905	11,521,367	2,385,913	9,482,046
Dividends and distributions reinvested	613,198	495,128	397,051	2,330,247	1,061,403	2,123,981	302,423	282,695
Shares repurchased	(848,303)	(2,740,083)	(1,405,615)	(17,101,423)	(3,896,449)	(7,517,935)	(1,968,936)	(3,099,568)
Net increase (decrease)	1,490,236	(335,215)	4,142,763	(9,806,237)	2,993,859	6,127,413	719,400	6,665,173
Beginning shares outstanding	10,764,482	11,099,697	16,876,068	26,682,305	50,886,262	44,758,849	22,095,114	15,429,941
Ending shares outstanding	12,254,718	10,764,482	21,018,831	16,876,068	53,880,121	50,886,262	22,814,514	22,095,114

	PL Emerging Markets Debt Fund (1)		PL Comstock Fund		PL Growth Fund		PL Large-Cap Growth Fund
	Year ended 3/31/2014	Period ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013
Class P
Shares sold	5,607,316	8,969,861	—	5,045,692	2,489,857	1,122,315	101,415	2,436,595
Dividends and distributions reinvested	520,381	210,175	153,052	227,690	33,256	42,429	3,391,672	801,793
Shares repurchased	(820,900)	(1,024,070)	(798,055)	(3,729,655)	(169,158)	(5,932,271)	(388,536)	(2,098,207)
Net increase (decrease)	5,306,797	8,155,966	(645,003)	1,543,727	2,353,955	(4,767,527)	3,104,551	1,140,181
Beginning shares outstanding	8,155,966	—	18,169,292	16,625,565	3,490,693	8,258,220	13,686,911	12,546,730
Ending shares outstanding	13,462,763	8,155,966	17,524,289	18,169,292	5,844,648	3,490,693	16,791,462	13,686,911

	PL Large-Cap Value Fund		PL Main Street Core Fund		PL Mid-Cap Equity Fund		PL Mid-Cap Growth Fund
	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013
Class P
Shares sold	—	6,250,172	106,404	3,359,407	—	2,081,452	1,744,846	2,446,638
Dividends and distributions reinvested	323,698	420,537	158,444	238,944	1,071,334	83,386	2,433,940	261,099
Shares repurchased	(780,279)	(4,820,154)	(339,403)	(3,364,647)	(302,329)	(5,630,087)	(241,182)	(3,829,537)
Net increase (decrease)	(456,581)	1,850,555	(74,555)	233,704	769,005	(3,465,249)	3,937,604	(1,121,800)
Beginning shares outstanding	23,215,030	21,364,475	17,415,835	17,182,131	12,579,554	16,044,803	7,172,316	8,294,116
Ending shares outstanding	22,758,449	23,215,030	17,341,280	17,415,835	13,348,559	12,579,554	11,109,920	7,172,316

	PL Small-Cap Growth Fund		PL Small-Cap Value Fund		PL Real Estate Fund		PL Emerging Markets Fund
	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013
Class P
Shares sold	—	1,049,923	121,843	2,341,212	793,474	331,977	2,507,794	1,754,612
Dividends and distributions reinvested	96,170	—	606,473	166,996	85,987	56,140	248,156	47,585
Shares repurchased	(69,764)	(286,381)	(167,437)	(311,597)	(74,154)	(173,345)	(153,903)	(318,740)
Net increase	26,406	763,542	560,879	2,196,611	805,307	214,772	2,602,047	1,483,457
Beginning shares outstanding	3,829,304	3,065,762	10,340,048	8,143,437	4,398,314	4,183,542	7,791,528	6,308,071
Ending shares outstanding	3,855,710	3,829,304	10,900,927	10,340,048	5,203,621	4,398,314	10,393,575	7,791,528

	PL International Large-Cap Fund		PL International Value Fund		PL Currency Strategies Fund (2)		PL Global Absolute Return Fund (2)
	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Year ended 3/31/2013	Year ended 3/31/2014	Period ended 3/31/2013	Year ended 3/31/2014	Period ended 3/31/2013
Class P
Shares sold	1,116,678	1,581,107	991,838	5,850,166	2,512,806	11,530,536	4,082,609	16,924,946
Dividends and distributions reinvested	143,974	202,254	389,934	393,875	397,535	—	427,882	10,153
Shares repurchased	(303,219)	(3,195,516)	(387,458)	(3,035,641)	(484,579)	(35,716)	(920,196)	(55,181)
Net increase (decrease)	957,433	(1,412,155)	994,314	3,208,400	2,425,762	11,494,820	3,590,295	16,879,918
Beginning shares outstanding	12,073,963	13,486,118	16,100,442	12,892,042	11,494,820	—	16,879,918	—
Ending shares outstanding	13,031,396	12,073,963	17,094,756	16,100,442	13,920,582	11,494,820	20,470,213	16,879,918

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Precious Metals Fund (2)
	Year ended 3/31/2014	Period ended 3/31/2013
Class P
Shares sold	7,061,450	8,049,164
Dividends and distributions reinvested	87,413	955
Shares repurchased	(413,167)	(26,531)
Net increase	6,735,696	8,023,588
Beginning shares outstanding	8,023,588	—
Ending shares outstanding	14,759,284	8,023,588

PL Diversified Alternatives Fund (3)
Period ended 3/31/2014
Class A
Shares sold	1,000
Dividends and distributions reinvested	—
Shares repurchased	—
Net increase	1,000
Beginning shares outstanding	—
Ending shares outstanding	1,000
Class C
Shares sold	1,000
Dividends and distributions reinvested	—
Shares repurchased	—
Net increase	1,000
Beginning shares outstanding	—
Ending shares outstanding	1,000
Class D
Shares sold	198,000
Dividends and distributions reinvested	—
Shares repurchased	—
Net increase	198,000
Beginning shares outstanding	—
Ending shares outstanding	198,000

(1)	The PL Emerging Markets Debt Fund commenced operations on June 29, 2012.
(2)	The PL Currency Strategies, PL Global Absolute and PL Precious Metals Funds commenced operations on December 7, 2012.
(3)	The PL Diversified Alternatives Fund commenced operations on December 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of

Pacific Life Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PL Floating Rate Loan Fund, PL Inflation Managed Fund, PL Managed Bond Fund, PL Short Duration Bond Fund, PL Emerging Markets Debt Fund, PL Comstock Fund, PL Growth Fund (formerly PL Growth LT Fund), PL Large-Cap Growth Fund, PL Large-Cap Value Fund, PL Main Street® Core Fund, PL Mid-Cap Equity Fund, PL Mid-Cap Growth Fund, PL Small-Cap Growth Fund, PL Small-Cap Value Fund, PL Real Estate Fund, PL Emerging Markets Fund, PL International Large-Cap Fund, PL International Value Fund, PL Currency Strategies Fund, PL Global Absolute Return Fund, PL Precious Metals Fund, and PL Diversified Alternatives Fund (collectively the “Funds”) (twenty-two of thirty-three funds comprising Pacific Life Funds) as of March 31, 2014, the related statements of operations for the year then ended (as to the PL Diversified Alternatives Fund, for the period from December 31, 2013 (commencement of operations) through March 31, 2014), the statements of changes in net assets for each of the two years in the period then ended (as to the PL Diversified Alternatives Fund, for the period from December 31, 2013 (commencement of operations) through March 31, 2014; as to the PL Emerging Markets Debt Fund, for the year ended March 31, 2014 and the period from June 29, 2012 (commencement of operations) through March 31, 2013; and as to the PL Currency Strategies Fund, PL Global Absolute Return Fund, and PL Precious Metals Fund, for the year ended March 31, 2014 and the period from December 7, 2012 (commencement of operations) through March 31, 2013), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2014, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 28, 2014

E-1

PACIFIC LIFE FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2014 is as follows:

Fund	Percentage
PL Managed Bond	0.44%
PL Comstock	100.00%
PL Growth	100.00%
PL Large-Cap Growth	14.64%
PL Large-Cap Value	91.21%
PL Main Street Core	100.00%
PL Mid-Cap Equity	19.00%
PL Mid-Cap Growth	9.79%
PL Small-Cap Growth	100.00%
PL Small-Cap Value	90.97%
PL Real Estate	4.75%
PL Emerging Markets	0.51%
PL International Large-Cap	0.75%
PL Precious Metals	27.98%

For the year ended March 31, 2014 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
PL Managed Bond	0.44%
PL Comstock	100.00%
PL Growth	100.00%
PL Large-Cap Growth	15.41%
PL Large-Cap Value	100.00%
PL Main Street Core	100.00%
PL Mid-Cap Equity	19.88%
PL Mid-Cap Growth	11.68%
PL Small-Cap Growth	100.00%
PL Small-Cap Value	100.00%
PL Real Estate	6.73%
PL Emerging Markets	100.00%
PL International Large-Cap	100.00%
PL International Value	100.00%
PL Global Absolute Return	0.20%
PL Precious Metals	100.00%

The following Funds designated the listed amounts as long-term capital gains dividends during the year ended March 31, 2014. Distributions Long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PL Floating Rate Loan	$1,512,705
PL Inflation Managed	1,787,419
PL Managed Bond	2,238,185
PL Large-Cap Growth	22,887,345
PL Large-Cap Value	4,025,576
PL Main Street Core	16,539,176
PL Mid-Cap Equity	8,798,178
PL Mid-Cap Growth	15,398,871
PL Small-Cap Growth	5,299,738
PL Small-Cap Value	12,059,144
PL Emerging Markets	4,215,847

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions (applicable to the PL Alternative Strategies Fund only); and (2) ongoing costs, which include advisory fees, administration fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2013 to March 31, 2014.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/14” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/13-03/31/14” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2013 to March 31, 2014.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/13-03/31/14.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Note 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/13	Ending Account Value at 03/31/14	Annualized Expense Ratio	Expenses Paid During the Period 10/01/13 - 03/31/14 (1)
PL Floating Rate Loan Fund
Actual Fund Return
Class P	$1,000.00	$1,020.00	0.80%	$4.03

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PL Inflation Managed Fund
Actual Fund Return
Class P	$1,000.00	$998.80	0.56%	$2.79

Hypothetical
Class P	$1,000.00	$1,022.14	0.56%	$2.82
PL Managed Bond Fund
Actual Fund Return
Class P	$1,000.00	$1,008.70	0.55%	$2.75

Hypothetical
Class P	$1,000.00	$1,022.19	0.55%	$2.77
PL Short Duration Bond Fund
Actual Fund Return
Class P	$1,000.00	$1,008.40	0.55%	$2.75

Hypothetical
Class P	$1,000.00	$1,022.19	0.55%	$2.77
PL Emerging Markets Debt Fund
Actual Fund Return
Class P	$1,000.00	$1,019.90	0.94%	$4.73

Hypothetical
Class P	$1,000.00	$1,020.24	0.94%	$4.73
PL Comstock Fund
Actual Fund Return
Class P	$1,000.00	$1,127.20	0.89%	$4.72

Hypothetical
Class P	$1,000.00	$1,020.49	0.89%	$4.48
PL Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,104.80	0.70%	$3.67

Hypothetical
Class P	$1,000.00	$1,021.44	0.70%	$3.53
PL Large-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,097.50	0.86%	$4.50

Hypothetical
Class P	$1,000.00	$1,020.64	0.86%	$4.33
PL Large-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,123.20	0.80%	$4.23

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03

See explanation of references on page F-3

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/13	Ending Account Value at 03/31/14	Annualized Expense Ratio	Expenses Paid During the Period 10/01/13 - 03/31/14 (1)
PL Main Street Core Fund
Actual Fund Return
Class P	$1,000.00	$1,117.60	0.60%	$3.17

Hypothetical
Class P	$1,000.00	$1,021.94	0.60%	$3.02
PL Mid-Cap Equity Fund
Actual Fund Return
Class P	$1,000.00	$1,131.40	0.80%	$4.25

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PL Mid-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,056.60	0.81%	$4.15

Hypothetical
Class P	$1,000.00	$1,020.89	0.81%	$4.08
PL Small-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,048.40	0.75%	$3.83

Hypothetical
Class P	$1,000.00	$1,021.19	0.75%	$3.78
PL Small-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,089.90	0.90%	$4.69

Hypothetical
Class P	$1,000.00	$1,020.44	0.90%	$4.53
PL Real Estate Fund
Actual Fund Return
Class P	$1,000.00	$1,096.20	1.05%	$5.49

Hypothetical
Class P	$1,000.00	$1,019.70	1.05%	$5.29
PL Emerging Markets Fund
Actual Fund Return
Class P	$1,000.00	$1,017.80	0.95%	$4.78

Hypothetical
Class P	$1,000.00	$1,020.19	0.95%	$4.78
PL International Large-Cap Fund
Actual Fund Return
Class P	$1,000.00	$1,043.50	1.00%	$5.09

Hypothetical
Class P	$1,000.00	$1,019.95	1.00%	$5.04
PL International Value Fund
Actual Fund Return
Class P	$1,000.00	$1,036.30	0.80%	$4.06

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03

	Beginning Account Value at 10/01/13	Ending Account Value at 03/31/14	Annualized Expense Ratio	Expenses Paid During the Period 10/01/13 - 03/31/14 (1)
PL Currency Strategies Fund
Actual Fund Return
Class P	$1,000.00	$950.30	0.85%	$4.13

Hypothetical
Class P	$1,000.00	$1,020.69	0.85%	$4.28
PL Global Absolute Return Fund
Actual Fund Return
Class P	$1,000.00	$1,017.90	1.16%	$5.84

Hypothetical
Class P	$1,000.00	$1,019.15	1.16%	$5.84
PL Precious Metals Fund
Actual Fund Return
Class P	$1,000.00	$945.10	0.88%	$4.27

Hypothetical
Class P	$1,000.00	$1,020.54	0.88%	$4.43
PL Diversified Alternatives Fund (2), (3)
Actual Fund Return
Class A	$1,000.00	$999.00	0.85%	$2.12
Class C	1,000.00	997.00	1.60%	3.98
Advisor Class	1,000.00	999.00	0.60%	1.50

Hypothetical
Class A	$1,000.00	$1,020.69	0.85%	$4.28
Class C	1,000.00	1,016.95	1.60%	8.05
Advisor Class	1,000.00	1,021.94	0.60%	3.02

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.
(2)	This Fund commenced operations on December 31, 2013. The actual fund return and expenses paid during the period for this fund was for the period December 31, 2013 to March 31, 2014, instead of the entire 6-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.
(3)	The annualized expense ratios for the PL Diversified Alternatives Fund do not include fees and expenses of the PL Underlying Funds and Class P shares of the PL Floating Rate Income Fund (see Note 1 in Notes to Financial Statements) in which the PL Diversified Alternatives Fund invests.

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Life Funds (the “Trust”) are managed under the direction of the Board of Trustees under the Pacific Life Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2014. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	91

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Former Member of the Board of Directors of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	91

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	91

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	91

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	91

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.	91

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	91

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	91

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	91

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	91

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	91

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (6/06 to present) of Pacific Select Fund.	91

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	91

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	91

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present), Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	91

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	91

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Assistant Vice President (12/13 to present) of Pacific Select Funds.	91

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2014, the “Fund Complex” consisted of Pacific Select Fund (58 portfolios) and Pacific Life Funds (33 funds).

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Life Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Fund Managers”). PLFA serves as the investment adviser for all of the Funds and directly manages the PL Short Duration, PL Income, PL Strategic Income, PL Floating Rate Income, PL Limited Duration High Income, and PL High Income Funds (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”) and the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, and PL Portfolio Optimization Aggressive Funds (the “Asset Allocation Funds,” and together with the PAM Managed Funds, the “Directly Managed Funds”). For all other Funds (other than the PL Diversified Alternatives Fund, which is a new fund and is discussed below), PLFA has retained other firms to serve as Fund Managers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 11, 2013.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Fund Manager that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Fund Managers. The Board also reviewed financial and profitability information regarding PLFA and the Fund Managers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Fund Management Agreements

In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

PLFA. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Fund Managers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and improve the services provided to the Funds and their shareholders.

The Trustees noted that PLFA makes officers and employees of PLFA available to the Board for consultation and discussion regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds.

1

At the December 11th meeting, the Board did not consider the continuance of the Fund Management Agreements relating to the PL Large-Cap Growth, PL Mid-Cap Growth, PL Growth and PL Mid-Cap Equity Funds, as those agreements were not up for renewal at that time. At the December 11th meeting, the Board approved the continuance of the Advisory Agreement for the PL Money Market Fund. The PL Money Market Fund, a PAM Managed Fund, subsequently was liquidated on March 31, 2014.

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Directly Managed Funds — The Trustees considered the services provided by PLFA, including PAM, in rendering investment management services to each Directly Managed Fund. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities and evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Underlying Funds that serve as investment options for the Asset Allocation Funds and in developing asset allocation models appropriate to each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing the asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of these models. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, and its attention to matters that may involve conflicts of interest between itself and a Fund. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds — The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Fund Managers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s role in analyzing and recommending for consideration by the Board, the termination of a Fund Management Agreement with a Fund Manager and the replacement of a Fund Manager.

The Trustees considered the high quality of the products and services provided by PLFA to the Funds, including risk analysis, preparation of periodic performance and other reports, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Fund Managers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Fund Managers, including analytical tools relating to risk analysis, Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Fund Managers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring investment style consistency by Fund Managers and for analyzing the use of derivatives by Fund Managers. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Fund Managers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Fund Managers to replace existing Fund Managers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Fund Managers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s services to a Fund or a Fund’s performance, including, but not limited to, the financial strength of a Fund Manager, significant staffing changes that could affect a Fund, material changes in a Fund Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Funds. The Trustees noted that PLFA oversees a third-party transaction cost analysis consultant that provides statistical analysis on Fund trading and that PLFA presents information about Fund trading costs to the Board annually. The Board also noted that PLFA conducts regular review and analysis of each Fund Manager’s use of soft dollars and presents information about Fund Managers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of a Fund from one Fund Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Fund Managers and oversees the establishment of necessary accounts and documentation for the Fund Managers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Fund Managers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Fund Managers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Fund Managers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Fund Manager’s written compliance policies and procedures, including the assessment of each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Fund Manager’s code of ethics. The Trustees also considered that each Fund Manager continues to cooperate with the CCO in reviewing its compliance operations.

Fund Managers. The Trustees considered the benefits to shareholders of retaining each Fund Manager and continuing the Fund Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by the Fund Managers. The Trustees considered the services provided by each Fund Manager in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Fund Manager is responsible for identifying investments for a Sub-Advised Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for a Sub-Advised Fund. The Trustees also considered that each Fund Manager is responsible for evaluating and voting proxies for fund holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Fund Managers, including the background and experience of each of the Fund Manager’s management, and the expertise of each Fund Manager’s portfolio management team, as well as the investment methodology used by the Fund Manager.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Fund Managers.

2. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2013, as available, compared to the applicable primary benchmark and Selected Performance Peer Group.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Funds that are currently underperforming as of September 30, 2013, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Funds going forward in light of expected future market conditions. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Fund Managers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Fund Manager have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

PL Main Street Core Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods.

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PL Large-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the prior Fund Manager had been replaced and the current Fund Manager has managed the Portfolio since 2013, and, therefore, the Fund Management Agreement was not up for renewal at this time.

PL Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five-, and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-year period and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Fund Manager had been replaced and the current Fund Manager has managed the Fund since 2013, and, therefore, the Fund Management Agreement was not up for renewal at this time.

PL Comstock Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and five-year periods and underperformed for the three- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and five-year periods and the fourth quintile for the ten-year period. With regard to the approval of the Fund Management Agreement, the Board considered that the current Fund Manager has managed the Fund since 2003.

PL Large-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods, the first quintile for the three-year period and the third quintile for the five-year period.

PL Small-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Trustees considered that the Fund had competitive long-term performance, but, with respect to the Fund’s underperformance over shorter-term periods, considered that PLFA had advised that it was evaluating whether future remedial actions were necessary or appropriate.

PL Small-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, and ten-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Trustees considered that the Board had approved a change in Fund Manager for the Fund effective May 1, 2014.

PL Mid-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five-, and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five-, and ten-year periods and underperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that the prior Fund Manager had been replaced and the current Fund Manager has managed the Fund since 2013, and, therefore, the Fund Management Agreement is not up for renewal at this time.

PL Mid-Cap Equity Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) underperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and five-year periods and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that prior Fund Manager had been replaced and the current Fund Manager has managed the Fund since 2013, and, therefore, the Fund Management Agreement is not up for renewal at this time.

PL Real Estate Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

performance of the Fund, the Trustees considered that despite the Fund’s comparative ranking against the Selected Performance Peer Group, the difference in absolute returns of the Fund from the median of the Selected Performance Peer Group was not large. The Trustees considered that PLFA had advised that it was evaluating whether future remedial actions were necessary or appropriate.

PL Emerging Markets Debt Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period.

PL Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) outperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, and five-year periods.

PL International Large-Cap Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three, five-, and ten-year periods. With regard to the approval of the Fund Management Agreement, the Board considered that the current Fund Manager has managed the Fund since 2004.

PL International Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five-, and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five- and ten-year periods. With regard to the approval of the Fund Management Agreement, the Board considered that the current Fund Manager has managed the Fund since 2011.

PL Floating Rate Income Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

PL Floating Rate Loan Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. With regard to the approval of the Fund Management Agreement, the Board considered that the current Fund Manager has managed the Fund since 2010.

PL High Income Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period.

PL Income Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

PL Inflation Managed Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, and ten-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and five-year periods and the second quintile for the ten-year period.

PL Managed Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five-, and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five-, and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the first quintile for the five- and ten-year periods.

PL Money Market Fund

The Trustees considering that during the one- and three-year periods the Fund has been subject to fee and expense waivers intended to prevent the Fund’s earnings from falling below the level of the Fund’s expenses (to prevent a negative yield) and the performance rankings are not meaningful over these periods. The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five-, and ten-year periods; and (2) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, and ten-year periods and the third quintile for the five-year period.

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PL Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the fifth quintile for the five-year period. With regard to the approval of the Fund Management Agreement, the Board considered that the current Fund Manager has managed the Fund since 2011.

PL Short Duration Income Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

PL Strategic Income Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

PL Portfolio Optimization Aggressive Fund

The Fund: (1) underperformed its Selected Performance Peer Group for the one- and five-year periods and outperformed for the three year period; (2) underperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three-, and five-year periods.

PL Portfolio Optimization Conservative Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

PL Portfolio Optimization Moderate-Aggressive Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

PL Portfolio Optimization Moderate-Conservative Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three, and five-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three-, and five-year periods.

PL Portfolio Optimization Moderate Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

The Trustees reviewed the monitoring of each Fund Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Fund Managers and that PLFA’s record in managing each Fund indicates that its continued management as well as the continuation of the respective Fund Management Agreements will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Fund Manager as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA in their review of the portion of the advisory fees retained by PLFA, and also considered the nature and quality of services provided by each Fund Manager with respect to the sub-advisory fees paid to such Fund Manager. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain combined expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the average fee and expense levels of

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for selecting peer funds in each Selected Expense Peer Group and the fact that the Selected Expense Peer Groups were constructed using a universe of funds that included both sub-advised and directly managed funds. With respect to the PL Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant PL Portfolio Optimization Fund (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

PL Main Street Core Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Large-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

PL Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Comstock Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PL Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Small-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Mid-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PL Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PL Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Floating Rate Income Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PL Floating Rate Loan Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

PL High Income Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Income Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PL Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PL Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PL Money Market Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PL Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PL Short Duration Income Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

PL Strategic Income Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PL Portfolio Optimization Aggressive Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

PL Portfolio Optimization Conservative Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

PL Portfolio Optimization Moderate-Aggressive Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

PL Portfolio Optimization Moderate-Conservative Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

PL Portfolio Optimization Moderate Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Fund Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Fund Manager with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Fund Managers and that the level of services provided by these Fund Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Fund Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Fund Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Fund Managers regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Fund Managers.

PLFA and the Fund Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Fund Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because of, among other things, the differences in the types of information provided by the Fund Managers, the fact that many Fund Managers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Fund Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Fund Managers, the Trustees focused greater consideration on the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Fund Managers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are increasingly realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted the Funds do not currently produce significant economies of scale. The Trustees noted, however, PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, its and its affiliates’ consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s general willingness to discuss and evaluate the topic of economies of scale with the Trustees.

With respect to the Asset Allocation Funds, the Trustees noted that the advisory fee was set at an amount that takes into account the size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Fund Managers information concerning other benefits received by PLFA, Pacific Life, the Fund Managers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Fund Managers and the use of soft-dollars by certain of the Fund Managers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Fund Managers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Fund Manager’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Fund Managers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Fund Management Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Fund Management Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Fund Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

III. Other Advisory Agreement and Fund Management Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Fund Management Agreements during the period, the Board considered and approved the Advisory Agreement with respect to a new Fund and also approved changes with respect to the Fund Managers for certain Funds as discussed below. Under the 1940 Act, a change in a Fund Manager, a change in the compensation paid to a Fund Manager, or an assignment of any Fund Management Agreement requires shareholder approval of a new Fund Management Agreement. However, under an exemptive order issued to Pacific Life Insurance Company and the Trust by the Securities and Exchange Commission (“SEC”) on October 13, 1999 and relied upon by PLFA, in accordance with the terms of the exemptive order, PLFA can hire, terminate and replace, as applicable, Fund Managers and enter into new Fund Management Agreements (except, as a general matter, Fund Managers affiliated with PLFA) without shareholder approval.

PL Small-Cap Growth Fund

At an in-person meeting on March 12, 2014, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective May 1, 2014, a new Fund Management Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”) with respect to the PL Small-Cap Growth Fund (the “Lord Abbett Fund Management Agreement”) and appointed Lord Abbett as the new Fund Manager for this Fund. In connection with this matter, also at the March 14, 2014 meeting, the Board terminated the Fund Management Agreement for the Fund with the prior fund manager upon the effectiveness of the Lord Abbett Fund Management Agreement. Lord Abbett’s appointment as Fund Manager was made in accordance with the exemptive order issued by the SEC with regard to the Trust and does not require shareholder approval.

In evaluating the Lord Abbett Fund Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in reaching a recommendation for a new Fund Manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as due diligence conducted by PLFA on the investment resources and personnel of a Fund Manager and an assessment of the investment strategies used by a Fund Manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of Lord Abbett, including another firm considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend Lord Abbett as Fund Manager for the PL Small-Cap Growth Fund. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Board believed appropriate.

In evaluating the Lord Abbett Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining Lord Abbett as Fund Manager to the PL Small-Cap Growth Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by Lord Abbett. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed Lord Abbett Fund Management Agreement; copies of Lord Abbett’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the Lord Abbett Fund Management Agreement, Lord Abbett would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Small-Cap Growth Fund over both the short- and long-term, the organizational depth and resources of Lord Abbett, including the background and experience of Lord Abbett’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that the Trust’s CCO had reviewed the written compliance policies and procedures of Lord Abbett, including the assessment of its compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics, prior to the effectiveness of the new Lord Abbett Fund Management Agreement.

In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to Lord Abbett, and were aided by the assessment and recommendation of PLFA, the in-person presentation by Lord Abbett at a recent meeting of the Board and materials provided by Lord Abbett.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Small-Cap Growth Fund by Lord Abbett under the Lord Abbett Fund Management Agreement.

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a small-cap growth fund and PLFA’s identification of Lord Abbett to serve as Fund Manager with regard to the day-to-day investment activities of the PL Small-Cap Growth Fund. The Trustees considered factors concerning performance in connection with their consideration of this matter and in connection with approval of the related Lord Abbett Fund Management Agreement, including the factors described below.

The Trustees considered information about the historical performance of a fund managed by the same Lord Abbett portfolio management team that would manage the PL Small-Cap Growth Fund using similar investment strategies (the “Lord Abbett Comparable Performance”). The Trustees considered the Lord Abbett Comparable Performance against a pertinent benchmark and against the applicable peer group for the six-month, one-, three-, five- and ten-year periods as of June 30, 2013. The Trustees also considered the Lord Abbett Comparable Performance against a pertinent benchmark and an applicable peer group for the previous nine calendar years, and a 36-month moving average measure of risk-adjusted performance for the period from June 2009 through December 2013. The Trustees also considered information about the standard deviation and upside and downside capture ratios of the Lord Abbett Comparable Performance.

The Trustees considered additional information about the historical performance of funds and accounts managed by Lord Abbett using similar investment strategies as those proposed for the PL Small-Cap Growth Fund against a pertinent benchmark for the one-, three-, five- and ten-year and since inception periods, as applicable, as of December 31, 2013. Additionally, the Trustees considered performance information presented by PLFA for another potential manager of the Fund. In addition, the Trustees considered the need for Lord Abbett to adhere to the Fund’s general investment mandate in order to function appropriately in the PL Portfolio Optimization Funds.

The Board determined that Lord Abbett’s performance record with respect to similarly managed accounts was acceptable.

3. Advisory and Sub-Advisory Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Fund Manager with regard to other funds and accounts with substantially similar investment strategies as the PL Small-Cap Growth Fund. The Trustees also considered that the proposed sub-advisory fees payable to Lord Abbett under the Fund Management Agreement contain breakpoints and are the same as the sub-advisory fees paid to the current fund manager. The Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Fund.

In comparing the proposed fees to be paid by the PL Small-Cap Growth Fund to fees charged by Lord Abbett for other similarly managed funds, the Trustees noted that there were differences in the level of services proposed to be provided to the Fund by Lord Abbett, and that Lord Abbett represented that the proposed sub-advisory fee schedule for the Fund is commensurate with the scope of the management responsibilities and services to be provided by Lord Abbett for the Fund’s investment mandate.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Lord Abbett, and that the PL Small-Cap Growth Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the PL Small-Cap Growth Fund. Additionally, the Trustees considered that there are certain costs associated with a fund manager change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this fund manager change.

The Board concluded that the compensation payable under the Lord Abbett Fund Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered firm-wide profitability information provided by Lord Abbett, as it relates to their sub-advisory business, and noted that it was difficult to accurately determine or evaluate the projected profitability of the Lord Abbett Fund Management Agreement to Lord Abbett because it managed substantial assets and had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and Lord Abbett with respect to the negotiation of Fund sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the Lord Abbett Fund Management Agreement to Lord Abbett is an estimate because it had not yet begun to manage the Fund.

The Board concluded that the PL Small-Cap Growth Fund’s fee structure reflected in the Lord Abbett Fund Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and Lord Abbett information concerning other benefits that may be received by Lord Abbett and its affiliates as a result of their relationship with the PL Small-Cap Growth Fund, including commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that Lord Abbett represented that it does not anticipate utilizing an affiliated broker-dealer and that it anticipates using soft-dollar credits generated by Fund commissions. The potential benefits that may be derived by Lord Abbett from its relationship with the PL Small-Cap Growth Fund could include larger assets under management and reputational benefits, which are consistent with those generally derived by sub-advisers to mutual funds. The Trustees considered potential benefits to be derived by Lord Abbett from its relationship with the PL Small-Cap Growth Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the Lord Abbett Fund Management Agreement is in the best interests of the PL Small-Cap Growth Fund and its shareholders; and (ii) the compensation payable

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

under the Lord Abbett Fund Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PL Small-Cap Value Fund

At an in-person meeting on March 12, 2014, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective May 1, 2014, a new Fund Management Agreement with AllianceBernstein L.P. (“AllianceBernstein”) with respect to the PL Small-Cap Value Fund (the “AllianceBernstein Fund Management Agreement”) and appointed AllianceBernstein as the new Fund Manager for this Fund. In connection with this matter, also at the March 14, 2014 meeting, the Board terminated the Fund Management Agreement for the Fund with the prior fund manager upon the effectiveness of the AllianceBernstein Fund Management Agreement. AllianceBernstein’s appointment as Fund Manager was made in accordance with the exemptive order issued by the SEC with regard to the Trust and does not require shareholder approval.

In evaluating the AllianceBernstein Fund Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in reaching a recommendation for a new Fund Manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as due diligence conducted by PLFA on the investment resources and personnel of a Fund Manager and an assessment of the investment strategies used by a Fund Manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of AllianceBernstein, including another firm considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend AllianceBernstein as Fund Manager for the PL Small-Cap Value Fund. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Board believed appropriate.

In evaluating the AllianceBernstein Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining AllianceBernstein as Fund Manager to the PL Small-Cap Value Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by AllianceBernstein. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed AllianceBernstein Fund Management Agreement; copies of AllianceBernstein’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the AllianceBernstein Fund Management Agreement, AllianceBernstein would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Small-Cap Value Fund over both the short- and long-term, the organizational depth and resources of AllianceBernstein, including the background and experience of AllianceBernstein’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that the Trust’s CCO had reviewed the written compliance policies and procedures of AllianceBernstein, including the assessment of its compliance program as required under Rule 38a-1 of the 1940 Act, and its code of ethics, prior to the effectiveness of the new AllianceBernstein Fund Management Agreement.

In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to AllianceBernstein, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by AllianceBernstein.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Small-Cap Value Fund by AllianceBernstein under the AllianceBernstein Fund Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a small-cap value fund and PLFA’s identification of AllianceBernstein to serve as Fund Manager with regard to the day-to-day investment activities of the PL Small-Cap Value Fund. The Trustees considered factors concerning performance in connection with their consideration of this matter and in connection with approval of the related AllianceBernstein Fund Management Agreement, including the factors described below.

The Trustees considered information about the historical performance of accounts managed by the same AllianceBernstein portfolio management team that would manage the PL Small-Cap Value Fund using similar investment strategies (the “AllianceBernstein Comparable Performance”). The Trustees considered the AllianceBernstein Comparable Performance against a pertinent benchmark and against the applicable peer group for the one-, three-, five- and seven-year periods as of December 31, 2013. The Trustees also considered the AllianceBernstein Comparable Performance against a pertinent benchmark and an applicable peer group for the previous nine calendar years, and a 36-month moving average measure of risk-adjusted performance relative to peers for the period from October 2009 through December 2013. The Trustees also considered information about the standard deviation and upside and downside capture ratios of the AllianceBernstein Comparable Performance.

The Trustees considered additional information about the historical performance of accounts managed by AllianceBernstein using similar investment strategies as those proposed for the PL Small-Cap Value Fund against a pertinent benchmark for the one-, three-, five- and ten-year and since inception periods, as applicable, as of December 31, 2013. Additionally, the Trustees considered performance information presented

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

by PLFA for another potential manager of the Fund. In addition, the Trustees considered the need for AllianceBernstein to adhere to the Fund’s general investment mandate in order to function appropriately in the PL Portfolio Optimization Funds.

The Board determined that AllianceBernstein’s performance record with respect to similarly managed accounts was acceptable.

3. Advisory and Sub-Advisory Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Fund Manager with regard to other funds and accounts with substantially similar investment strategies as the PL Small-Cap Value Fund. The Trustees also considered that the proposed sub-advisory fees payable to AllianceBernstein under the Fund Management Agreement contain a breakpoint and are the same as the sub-advisory fees paid to the current fund manager. The Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Fund.

In comparing the proposed fees to be paid by the PL Small-Cap Value Fund to fees charged by AllianceBernstein for other similarly managed funds, the Trustees noted that there were differences in the nature or size of the accounts. These differences explained differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and AllianceBernstein, and that the PL Small-Cap Value Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the PL Small-Cap Value Fund.

Additionally, the Trustees considered that there are certain costs associated with a fund manager change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this fund manager change.

The Board concluded that the compensation payable under the AllianceBernstein Fund Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered firm-wide profitability information provided by AllianceBernstein, as it relates to their sub-advisory business, and noted that it was difficult to accurately determine or evaluate the projected profitability of the AllianceBernstein Fund Management Agreement to AllianceBernstein because it managed substantial assets and had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and AllianceBernstein with respect to the negotiation of Fund sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the AllianceBernstein Fund Management Agreement to AllianceBernstein is an estimate because it had not yet begun to manage the Fund.

The Board concluded that the PL Small-Cap Value Fund’s fee structure reflected in the AllianceBernstein Fund Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and AllianceBernstein information concerning other benefits that may be received by AllianceBernstein and its affiliates as a result of their relationship with the PL Small-Cap Value Fund, including commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that AllianceBernstein represented that it anticipates utilizing affiliated broker-dealers and that it anticipates using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by AllianceBernstein from its relationship with the PL Small-Cap Value Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the AllianceBernstein Fund Management Agreement is in the best interests of the PL Small-Cap Value Fund and its shareholders; and (ii) the compensation payable under the AllianceBernstein Fund Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PL Currency Strategies Fund

At an in-person meeting on March 12, 2014, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective May 1, 2014, a new Fund Management Agreement with Principal Global Investors, LLC, doing business as Macro Currency Group (“Macro”) with respect to the PL Currency Strategies Fund (the “Macro Fund Management Agreement”) and appointed Macro as co-fund manager (“co-Fund Manager”) for this Fund. Macro’s appointment as co-Fund Manager and the Board’s approval of the Macro Fund Management Agreement were made in accordance with the exemptive order issued by the SEC with regard to the Trust and do not require shareholder approval.

In evaluating the Macro Fund Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered PLFA’s previous identification of Macro as a Portfolio Manager of the Currency Strategies Portfolio of Pacific Select Fund. The Board noted the due diligence conducted by PLFA on Macro and the strategy to be used for the PL Currency Strategies Fund and PLFA’s recommendation of Macro to serve as an additional Fund Manager of the Fund. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Board believed appropriate.

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

In evaluating the Macro Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining Macro as co-Fund Manager to the PL Currency Strategies Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by Macro. In this regard, the Trustees considered various materials relating to the proposed co-Fund Manager, including copies of the proposed Macro Fund Management Agreement; copies of Macro’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the Macro Fund Management Agreement, Macro would be responsible for providing the investment management services for a portion of the Fund’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by that portion of the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Currency Strategies Fund over both the short- and long-term, the organizational depth and resources of Macro, including the background and experience of Macro’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that the Trust’s CCO had reviewed the written compliance policies and procedures of Macro, including the assessment of its compliance program as required under Rule 38a-1 of the 1940 Act, and its code of ethics, prior to the effectiveness of the new Macro Fund Management Agreement.

In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to Macro, and were aided by the assessment and recommendation of PLFA and the telephonic presentation and materials provided by Macro.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Currency Strategies Fund by Macro under the Macro Fund Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a currency strategy and PLFA’s identification of Macro to serve as Fund Manager with regard to a portion of the PL Currency Strategies Fund’s day-to-day investment activities. The Trustees considered factors concerning performance in connection with their consideration of this matter and in connection with approval of the related Macro Fund Management Agreement, including the factors described below.

The Trustees considered information about the historical performance of a strategy managed by the same Macro portfolio management team that would co-manage the PL Currency Strategies Fund using similar investment strategies (the “Macro Comparable Performance”). The Trustees noted that the Macro Comparable Performance reflected actual performance for the strategy since September 2011 and the periods prior to that date reflected simulated performance for a portion of the strategy. The Trustees considered the Macro Comparable Performance against a pertinent benchmark and against the applicable peer group for the one-, three- and five-year periods as of December 31, 2013. The Trustees also considered the performance of the two components of Macro’s strategy against a pertinent benchmark for five previous calendar years, and the strategy’s historical standard deviation for the three- and five-year periods as of March 31, 2013.

The Trustees considered additional information about the historical performance of funds and accounts managed by Macro using similar investment strategies as those proposed for the PL Currency Strategies Fund against a pertinent benchmark for the one-, three-, five- and ten-year and since inception periods, as applicable, as of December 31, 2013. In addition, the Trustees considered the need for Macro to adhere to the Fund’s general investment mandate in order to function appropriately in the PL Portfolio Optimization Funds.

The Board determined that Macro’s performance record with respect to similarly managed accounts was acceptable.

3. Advisory and Sub-Advisory Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Fund Manager with regard to other accounts with substantially similar investment strategies as the PL Currency Strategies Fund. The Trustees also considered that the proposed sub-advisory fees payable to Macro under the Fund Management Agreement contain a breakpoint and are the same as the sub-advisory fees paid to the current fund manager, who will serve as co-fund manager with Macro. Additionally, the Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Fund.

In comparing the proposed fees to be paid by the PL Currency Strategies Fund to fees charged by Macro for other similarly managed funds, the Trustees noted that there were differences in the nature of the accounts. These differences explained differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Macro, and that the PL Currency Strategies Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the PL Currency Strategies Fund.

Additionally, the Trustees considered that there are certain costs associated with adding a fund manager, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this fund manager addition.

The Board concluded that the compensation payable under the Macro Fund Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered firm-wide profitability information provided by Macro, as it relates to their sub-advisory business, and noted that it was difficult to accurately determine or evaluate the projected profitability of the Macro Fund Management Agreement to Macro because it managed substantial assets and had multiple business lines and, further, that any such assessment would involve assumptions regarding its

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and Macro with respect to the negotiation of Fund sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the Macro Fund Management Agreement to Macro is an estimate because it had not yet begun to manage the Fund.

The Board concluded that the PL Currency Strategies Fund’s fee structure reflected in the Macro Fund Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and Macro information concerning other benefits that may be received by Macro and its affiliates as a result of their relationship with the PL Currency Strategies Fund, including commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that Macro represented that it does not anticipate utilizing an affiliated broker-dealer and that it does not anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by Macro from its relationship with the PL Currency Strategies Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the Macro Fund Management Agreement is in the best interests of the PL Currency Strategies Fund and its shareholders; and (ii) the compensation payable under the Macro Fund Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PL Diversified Alternatives Fund

At an in-person meeting on September 11, 2013, the Board, including all of the Independent Trustees, approved the establishment and designation, effective December 20, 2013, of a newly-organized Fund of the Trust, the PL Diversified Alternatives Fund. In connection with the approval of the PL Diversified Alternatives Fund, the Board also approved, effective December 20, 2013, the Advisory Agreement with PLFA with respect to the PL Diversified Alternatives Fund (the “Diversified Alternatives Advisory Agreement”).

In evaluating the Diversified Alternatives Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its experience managing asset allocation funds-of-funds; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide the appropriate investment management, compliance and monitoring services required for the PL Diversified Alternatives Fund. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Funds of the Trust.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the PL Diversified Alternatives Fund in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered that PLFA serves as adviser to the Portfolio Optimization Portfolios and the Pacific Dynamix Portfolios of Pacific Select Fund and the Portfolio Optimization Funds of the Trust, all of which are asset allocation fund-of-funds, and provides asset allocation services to other accounts. The Trustees considered PLFA’s ability to provide an appropriate level of support and resources to the PL Diversified Alternatives Fund, and that PLFA has sufficiently qualified personnel to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing Fund performance, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify underperformance relative to applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance.

The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and amount of attention expected to be given to the PL Diversified Alternatives Fund by PLFA’s management and staff. The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services that would be provided by PLFA to the Fund, including

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

assistance with security valuation, risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of the services of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Fund under the Diversified Alternatives Advisory Agreement.

2. Performance

The Trustees considered PLFA’s experience managing asset allocation funds-of-funds and other accounts and its qualifications to manage the PL Diversified Alternatives Fund. Because this consideration related to a newly organized fund, no actual performance record for the Fund was available. The Trustees considered information about the hypothetical performance of the investment strategies that would be used for the proposed PL Diversified Alternatives Fund (the “Hypothetical Performance”) for the year-to-date, one-, three-, five- and ten-year periods ended June 30, 2013 and for the previous ten calendar years. The Trustees also considered the Hypothetical Performance against the applicable benchmark and peer group. Additionally, the Trustees considered the volatility profile of the Hypothetical Performance during certain periods.

The Trustees determined that PLFA’s performance record was acceptable.

3. Advisory Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee for the PL Diversified Alternatives Fund. The Trustees reviewed the proposed advisory fee compared with the average fees of peer funds identified by PLFA. The Trustees also noted that the Fund would be subject to a contractual expense limitation agreed to by PLFA. The Trustees considered that the proposed advisory fee was in line with similar funds based on the data presented to the Board.

The Board concluded that the compensation payable to PLFA under the Diversified Alternatives Advisory Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the PL Diversified Alternatives Fund and information regarding the anticipated projected profitability of the proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the PL Diversified Alternatives Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the PL Diversified Alternatives Fund. The Trustees also considered the overall financial soundness of PLFA.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the PL Diversified Alternatives Fund as assets grow. Because the Fund has no operating history and no assets, no economies of scale exist at this time with respect to the Fund. The Trustees also noted that although the advisory fee schedule for the Fund does not contain breakpoints, there would be an expense limitation agreement in place for the Fund through December 31, 2016.

The Board concluded that the Fund’s fee structure reflected in the Diversified Alternatives Advisory Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees noted that they had previously received from PLFA information concerning other benefits that may be received by PLFA and its affiliates as a result of their relationship with Funds of the Trust, including fees for administrative services and reimbursement at an approximate cost basis for certain support services. The Trustees noted that PLFA represented that it does not anticipate utilizing soft-dollar credits generated by Fund commissions or an affiliated broker-dealer. The Trustees considered potential benefits to be derived by PLFA from its relationship with the PL Diversified Alternatives Fund and that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual. The Trustees also considered benefits that may be derived by affiliates of PLFA, including Pacific Life.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the Diversified Alternatives Advisory Agreement is fair and reasonable; and (ii) the Diversified Alternatives Advisory Agreement is in the best interests of the PL Diversified Alternatives Fund and its shareholders. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC LIFE FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at http://www.pacificlife.com/pacificlifefunds.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s fund managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s Prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, please see the Trust’s SAI. The Prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s Prospectus, SAI (including Proxy Voting Policies) and the Portfolio Optimization Funds’ annual and semi-annual reports are available:

•	On the Trust’s Website at http://www.pacificlife.com/pacificlifefunds.htm

•	On the SEC’s Website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the fiscal years ended March 31, 2014 and 2013 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $700,636 and $636,730, respectively.

Audit-Related Fees

(b)

There were no aggregate fees billed for the fiscal years ended March 31, 2014 and 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)

The aggregate fees billed for the fiscal years ended March 31, 2014 and 2013 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $132,150 and $126,250, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.

All Other Fees

(d)

There were no aggregate fees billed for the fiscal years ended March 31, 2014 and 2013 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.

Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the years ended March 31, 2014 and 2013 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $226,032 and $215,666, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.CODE ETH.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)

Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906 CERT pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Life Funds

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date: June 6, 2014

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date: June 6, 2014